Due to size constraints, this filing is being made in two related submissions.  This submission is the second of the two related submissions.  The accession number of the previous related submission is as follows:  0000898745-11-000875

CLASS A, B, C, & P SHARES

Principal Funds: Equity & Fixed-Income Funds

Annual Report

October 31, 2011

Letter from the President	1
Economic & Financial Market Review	2
Bond & Mortgage Securities Fund	4
California Municipal Fund	6
Diversified International Fund	8
Equity Income Fund	10
Global Diversified Income Fund	12
Global Real Estate Securities Fund	14
Government & High Quality Bond Fund	16
High Yield Fund	18
Income Fund	20
Inflation Protection Fund	22
International Emerging Markets Fund	24
LargeCap Growth Fund	26
LargeCap S&P 500 Index Fund	28
LargeCap Value Fund	30
MidCap Blend Fund	32
Principal Capital Appreciation Fund	34
Real Estate Securities Fund	36
Short-Term Income Fund	38
SmallCap Blend Fund	40
SmallCap Growth Fund	42
SmallCap Value Fund	44
Tax-Exempt Bond Fund	46
Glossary	48
Financial Statements	50
Notes to Financial Statements	91
Schedules of Investments	118
Financial Highlights	226
Report of Registered Independent Public Accounting Firm	250
Shareholder Expense Example	251
Supplemental Information	254

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Nora Everett President and CEO, Principal Funds

Dear Shareholder,

The sustained period of steady growth that global economies experienced during the first quarter of 2011 had slowed to a sluggish pace by August. A series of significant international events — from Japan’s massive March 11, 2011 earthquake to geopolitical turmoil in the Middle East and North Africa to continued concerns over government policy and economic uncertainty in the European Union and the U.S. — eventually took a toll on international and domestic economies. Stock markets tended to follow suit, subjecting investors to a bumpy ride. By October, the slowdown appeared to have eased somewhat in the U.S., and equity markets rallied as moderately positive economic results and optimism over constructive resolutions in Europe lessened investor worries.

In terms of your portfolio, we encourage you to maintain a diversified investment program — especially in light of the heightened market volatility. To potentially reduce your risk of loss (or of missed opportunity) due to investing too heavily in any one asset class, we encourage you to work with your financial professional to ensure your portfolio is spread across and within a range of asset classes. In doing so, we suggest you take into consideration your time horizon for each of your financial goals as well as your tolerance for investment risk.1

Investments to help you reach for your goals

To help you achieve your financial goals, we offer funds covering a wide range of investment needs and levels of risk, for all stages in life — whether you are investing for goals that are years down the road (such as retirement) or closer at hand (such as purchasing a home). We also offer investments structured to potentially provide income you can use today (for example, to help meet monthly income needs if you are already retired).

Within our fund family, you have clear choices for diversifying your portfolio. You can select a mix of our individual funds, or you can choose one of our target-risk or target-date asset allocation funds, each of which is already broadly diversified. You can rely on our asset allocation expertise, as we are the fifth-largest provider of lifecycle funds in the industry (target-risk and target-date funds combined), with one of the longest track records.2 Whatever your financial goals, we have a wide range of mutual funds to help you succeed.

On behalf of everyone at Principal Funds, I thank you for your continued support.

Nora Everett, President and CEO Principal Funds

About our target-date funds

Our target-date funds invest in underlying Principal Funds and each is managed toward a particular target (retirement) date, or the approximate date the participant or investor starts withdrawing money. As each of our target-date funds approaches its target date, the investment mix becomes more conservative by increasing exposure to generally more conservative investment options and reducing exposure to typically more aggressive investment options. The asset allocation for each target-date fund is regularly re-adjusted within a timeframe that extends 10-15 years beyond the target date, at which point it reaches its most conservative allocation. Our target-date funds assume the value of the investor’s account will be withdrawn gradually during retirement. Neither the principal nor the underlying assets of our target-date funds is guaranteed at any time, including the target date. Investment risk remains at all times.

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1 Asset allocation/diversification does not guarantee a profit or protect against a loss. Past performance is no guarantee of future results.

[2]	Source: FRC Quarterly LifeCycle Report, June 30, 2011

Economic & Financial Market Review

The 12-month period ending October 31, 2011 was marked by extreme swings — both up and down — in markets around the world, driven by global economic and political concerns. The period began with a market rally that persisted into early 2011, despite a series of significant international events that dominated the news — from Japan’s devastating 8.9 magnitude earthquake and resultant tsunami on March 11th to geopolitical turmoil in the Middle East and North Africa to continued concerns over government policy and economic uncertainty in the European Union and the U.S.

However, the global economy hit a “soft patch” in the second quarter of 2011 that continued through the end of September, with growth moderating throughout the European Union, Asia and the U.S. Stock markets tended to follow suit, subjecting investors to a bumpy ride. Key reasons for the sluggish growth included the sudden drop in Japan’s production following the massive earthquake. Supply chain disruptions caused by the disaster slowed global growth as critical components and products exported by Japan suddenly became unavailable.

Also contributing to the global economic slowdown and heightened market volatility were ongoing sovereign debt concerns in Europe, triggered by troubles in Greece and economic policy issues in both Europe and the U.S. In Europe, investors became increasingly concerned as the debt situation in Greece worsened. Greece faced potential bankruptcy in mid-July without passage of additional austerity measures required in order to obtain the country’s next tranche of bailout money. At the end of June, Greece finally passed a $40 billion austerity package amid massive protests by its citizens. This move calmed jittery markets that had worried about a potential default.1

The ongoing situation in Greece brought increasing attention to the financial state of European banks in general. Of the approximately 330 billion Euros of outstanding Greek debt at the end of June, European banks held about 17.2 billion Euros of Greek debt maturing by the end of 2013. German and French banks began drawing the greatest investor scrutiny, as their large holdings of Greek debt could potentially cause material damage to these banks should Greece default.2 The worst-case fear was that a default in Greece could set off a contagion within the European banking system, leading to global depression.

In the U.S., policy makers spent much of the summer mired in a debate over the country’s debt ceiling. Uncertainty surrounding their ability to reach an agreement weighed heavily on investor sentiment. Even though legislators eventually reached a deal, the damage had been done to the markets. After moving sideways from February through mid-July, markets began an abrupt sell-off in late July that shaved 13.9% off the S&P 500 Index and 19.9% off the broad international market for the third quarter.3

Following the substantial losses of previous months, the markets rallied sharply in October, erasing the losses experienced earlier in the fiscal year. European Union policy makers announced a more comprehensive plan to dig their “problem child” Greece out of the oppressive debt with which it was laden and to ensure the solvency of all European banks holding Greek bonds. Global markets rallied strongly with the news.

As a result, despite weakness in the middle of the fiscal year, U.S. stocks were up 7.9% for the one-year period ending October 31. Large and mid-cap stocks outperformed small-caps, and growth stocks significantly outpaced value stocks during the period. Stocks in the energy sector performed best, reflecting in part an increase in crude oil prices from $82.95 to $93.19 during the period.4 Meanwhile, in the face of regulatory uncertainty and tremendous volatility, financial stocks trailed materially.5

Fixed income investments lagged the broad U.S. stock market, yet still managed positive returns for the year. Investment-grade corporate bonds (up 6.14%) and high-yield corporate bonds (up 5.16%) generated the strongest gains; this in part reflected investors’ search for yield in a low-interest-rate environment and their willingness to take on risk within these sectors, where fundamentals were favorable. Commercial mortgage-backed securities and mortgage-backed securities also delivered positive results, returning 4.69% and 4.53%, respectively.6

The slope of the yield curve remained relatively stable as the 10-year U.S. Treasury yield fell from 2.63% to 2.11%, while the 2-year Treasury yield fell from 0.35% to 0.25%.7 These results masked the volatility experienced in the interest rate market during the period. Rates had marched upward through December 2010, hitting a high of 3.72% before falling sharply during 2011 to close out the fiscal year as macro concerns in the U.S. and Europe cast gloom on the market. Confirmation from the Federal Reserve that interest rates would remain at “exceptionally low levels” into 2013 served to further anchor short-term rates.

2

1 “Greece to Vote on Austerity Details,” June 30, 2011; wsj.com

2 “European Creditors Move Closer to Greek Debt Rollover Plan,” June 27, 2011; Bloomberg.com 3 Broad international markets return: MSCI All Country World (ex-U.S.) Index 4 FactSet, WTI, Cushing, OK

5 Source for all stock performance in paragraph: Russell family of indices 6 Barclays family of indices 7 US Benchmark Bond

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Bond & Mortgage Securities Fund

Portfolio Managers: William C. Armstrong, CFA Timothy R. Warrick, CFA Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Positive sector allocation was additive to performance. Duration and curve positioning aided results as interest rates decreased during the 12-month period. Sector allocation benefited performance, driven by an out-of-index allocation to below-investment-grade corporate bonds, overweights to commercial mortgage-backed securities (CMBS) and asset-backed securities, and tactical positioning in mortgage-backed securities. Derivatives were used to tactically hedge exposures, primarily in CMBS and below-investment-grade corporates; these positions contributed by mitigating losses during periods of increased volatility and spread-widening. U.S. Treasury futures used to manage duration aided performance as rates decreased. The portfolio's overweight allocation to investment-grade corporate bonds detracted from performance. Underweights to Treasuries and agencies also hindered results. Security selection was a detractor to performance, driven by specific issues within investment-grade corporate bonds and emerging market debt.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	4.33%	4.26%	4.05%	6/28/05	12/6/00
	Including Sales Charge	0.44%	3.46%	3.65%
Class B Shares	Excluding Sales Charge	3.54%	3.61%	3.45%	6/28/05	12/6/00
	Including Sales Charge	-1.46%	3.26%	3.45%
Class C Shares	Excluding Sales Charge	3.49%	3.40%	3.27%	1/16/07	12/6/00
	Including Sales Charge	2.49%	3.40%	3.27%

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.04%	0.94%
Class B Shares	2.15%	1.60%
Class C Shares	2.12%	1.75%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: 0.76% (1-year); 3.49% (5-year); 3.78% (10-year)
Class B Shares: -0.90% (1-year); 3.30% (5-year); 3.59% (10-year)
Class C Shares: 2.95% (1-year); 3.45% (5-year); 3.41% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

California Municipal Fund

Portfolio Managers: Douglas J. Gaylor Principal Global Investors, LLC

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What contributed to or detracted from Fund performance during the fiscal year?

Security selection in the housing sector was a main positive contributor to performance. A significant overweight allocation to BBB-rated securities, coupled with strong security selection in the sector, also contributed substantially to performance for the period. Additionally, an overweight allocation to the incremental tax and airport sectors was additive to relative performance. Security selection in the long end of the yield curve detracted from relative performance, as did the portfolio's underweight allocation to A-rated bonds. Also, a significant underweight allocation to the state and local general obligation sector hindered performance.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	2.03%	1.83%	3.29%	7/25/89	-
	Including Sales Charge	-1.80%	1.06%	2.90%
Class B Shares	Excluding Sales Charge	1.00%	0.98%	2.66%	7/1/94	-
	Including Sales Charge	-3.86%	0.65%	2.66%
Class C Shares	Excluding Sales Charge	1.15%	0.95%	2.46%	3/1/02	7/25/89
	Including Sales Charge	0.18%	0.95%	2.46%

Total Investment Expense as shown in the 3/1/11 prospectus
Gross/Net Expense Ratio
Class A Shares	0.88%
Class B Shares	1.74%
Class C Shares	1.79%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -1.24% (1-year); 1.33% (5-year); 3.05% (10-year)
Class B Shares: -3.31% (1-year); 0.93% (5-year); 2.83% (10-year)
Class C Shares: 0.64% (1-year); 1.23% (5-year); 2.62% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The Barclays Capital California Municipal Index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under is investment philosophy. The benchmark formerly used is also shown.

Diversified International Fund

Portfolio Managers: Paul H. Blankenhagen, CFA Juliet Cohn Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the financial sector contributed positively to performance for the 12-month period. An underweight to financials and defensive positioning, particularly in Europe, continued to bolster results. Positions in Nordic, U.K., Canadian and Singapore banks aided performance. Stock selection was positive in the materials sector; Rhodia (a French specialty chemical manufacturer) jumped 50% in early April 2011 after Solvay announced a $4.8 billion bid for the company. Additional strength in the materials sector came from BASF (a diversified chemical producer), which benefited from strong global demand and an attractive pricing environment that resulted in a substantial increase in earnings expectations for 2011. Stock selection in Russia detracted from performance; the portfolio was hurt by underweight positions in commodity producers such as Uralkali, Novatek and Norilsk Nickel. Also, performance lagged in the energy sector. Portfolio holdings in energy were skewed to equipment and service providers and integrated oil companies; these groups lagged as their near-term profits are not as leveraged to higher oil prices as the exploration and production companies. Additionally, performance lagged in the health care sector; Teva Pharmaceuticals underperformed as results on a new drug, Laquinimod, did not meet expectations.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	-3.17%	-2.76%	6.06%	6/28/05	12/6/00
	Including Sales Charge	-8.50%	-3.85%	5.47%
Class B Shares	Excluding Sales Charge	-4.29%	-3.78%	5.27%	6/28/05	12/6/00
	Including Sales Charge	-9.08%	-4.08%	5.27%
Class C Shares	Excluding Sales Charge	-3.78%	-3.38%	5.40%	1/16/07	12/6/00
	Including Sales Charge	-4.74%	-3.38%	5.40%
Class P Shares	Excluding Sales Charge	-2.93%	-2.72%	6.08%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.53%	1.53%
Class B Shares	2.68%	2.47%
Class C Shares	2.43%	2.08%
Class P Shares	3.43%	1.08%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -13.36% (1-year); -4.93% (5-year); 4.64% (10-year)
Class B Shares: -13.81% (1-year); -5.14% (5-year); 4.45% (10-year)
Class C Shares: -9.77% (1-year); -4.45% (5-year); 4.58% (10-year)
Class P Shares****: -7.98% (1-year); -3.81% (5-year); 5.25% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The MSCI EAFE Index NDTR D is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under is investment philosophy. The benchmark formerly used is also shown.

**** Class P Shares do not have a sales charge.

Equity Income Fund

Portfolio Managers: Daniel R. Coleman David W. Simpson, CFA Edge Asset Management, Inc

What contributed to or detracted from Fund performance during the fiscal year?

An underweight to financials aided performance, as did stock selection within the sector; the portfolio has been underweight to large money-center banks due to concerns about loan growth and industry capacity. Another positive contributor was stock selection within the information technology sector, where strong performance from Intel and Taiwan Semiconductor enhanced returns. Also, stock selection within telecommunications aided performance; BCE (the parent of Bell Canada) performed strongly in response to two dividend increases and a strong Canadian dollar. Stock selection within the health care sector detracted from performance; while most health care stocks performed well, portfolio positions in Medtronic and Teva Pharmaceuticals detracted from returns. In addition, an allocation to energy (which had been a top performer in the recovery) detracted as concerns about the end of the Federal Reserve's quantitative easing program caused commodities (including oil) to moderate, which in turn roiled this sector. Stock selection within real estate investment trusts also hindered results as Chimera Investment Corporation underperformed its peers.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	6.69%	0.38%	6.02%	5/31/39	-
	Including Sales Charge	0.84%	-0.75%	5.42%
Class B Shares	Excluding Sales Charge	5.76%	-0.50%	5.26%	3/30/94	5/31/39
	Including Sales Charge	0.76%	-0.83%	5.26%
Class C Shares	Excluding Sales Charge	5.87%	-0.37%	5.20%	3/1/02	5/31/39
	Including Sales Charge	4.87%	-0.37%	5.20%
Class P Shares	Excluding Sales Charge	6.95%	0.44%	6.05%	9/27/10	5/31/39

Total Investment Expense as shown in the 3/1/11 prospectus
Gross/Net Expense Ratio
Class A Shares	1.00%
Class B Shares	1.94%
Class C Shares	1.73%
Class P Shares	0.72%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -5.32% (1-year); -2.07% (5-year); 4.39% (10-year)
Class B Shares: -5.63% (1-year); -2.15% (5-year); 4.23% (10-year)
Class C Shares: -1.58% (1-year); -1.70% (5-year); 4.17% (10-year)
Class P Shares****: 0.48% (1-year); -0.89% (5-year); 5.01% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

Global Diversified Income Fund

Portfolio Managers:

Richard Lindquist,	Christopher Ibach,	Alistair Gillespie,	John P. Bartlett, CFA	Fernando Diaz	H. Kevin Birzer, CFA
CFA	CFA	CFA	Ronald J. Sorenson,	Roberto Giangregorio	Zachary A. Hamel, CFA
Patrick Mitchell	Russ Rowley, CFA	Simon Hedger	CPA	L. Philip Jacoby IV	Kennth P. Malvey, CFA
Guggenheim	Mustafa Sagun, CFA	Chris Lepherd	W. H. Reaves & Co.	Manu Krishnan, CFA	Terry C. Matlack, CFA
Investment	Jon Taylor	Marc Peterson		Mark A. Lieb	David J. Schulte, CFA
Management, LLC	Principal Global	Kelly D. Rush, CFA		Spectrum Asset	Tortoise Capital
	Investors,LLC	Principal Real Estate		Management, Inc	Advisors LLC
Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to the Master Limited Partnership (MLP) sleeve (managed by Tortoise) and an underweight to the Global Real Estate Securities sleeve (managed by Principal Real Estate Investors) contributed positively to returns for the 12-month period. Underweights to the Emerging Market Debt, High Yield and Preferred Securities sleeves (managed, respectively, by Principal Global Investors, Guggenheim and Spectrum) provided neutral return contributions. Additionally, the Global Value Equity (managed by Principal Global Investors), High Yield, Global Real Estate Securities and MLP sleeves outperformed their respective benchmarks, led by the Global Real Estate Securities and Global Value Equity sleeves. Within Global Value Equity, the top contributors were stock selections in utilities, financials and energy, as well as stock selection in the U.S., Italy and Germany. In the Global Real Estate Securities sleeve, stock selection within Singapore was a strong contributor. An overweight to the Global Value Equity sleeve detracted slightly from portfolio performance over the period. Also, the Commercial Mortgage-Backed Securities (CMBS) sleeve (managed by Principal Real Estate Investors) and the Emerging Market Debt and Preferred Securities sleeves hindered performance due to underperforming their respective benchmarks. In the Emerging Market Debt sleeve, allocations to Indonesian transportation, Kazakhstan banks and Argentine provinces detracted from performance. In the Preferred Securities sleeve, underperformance was driven by the European sovereign debt crisis and its negative impact on European financial firms. Within the CMBS segment, 2006-2007 credit bonds underperformed as these bonds remained sensitive to the direction of the macro economy.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Extended
		1-Year	Since Inception	Inception Date	Performance
					Inception Date
Class A Shares	Excluding Sales Charge	3.25%	20.05%	12/15/08	-
	Including Sales Charge	-0.62%	18.47%
Class C Shares	Excluding Sales Charge	2.55%	19.14%	12/15/08	-
	Including Sales Charge	1.58%	19.14%
Class P Shares	Excluding Sales Charge	3.51%	20.04%	9/27/10	12/15/08

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio			Net Expense Ratio
Class A Shares		1.23%		1.23%
Class C Shares		1.99%		1.99%
Class P Shares		1.14%		1.06%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -3.54% (1-year); 16.73% (since inception)
Class C Shares: -1.48% (1-year); 17.42% (since inception)
Class P Shares****: 0.47% (1-year); 18.30% (since inception)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 12/31/08 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

Global Real Estate Securities Fund

Portfolio Managers: Alistair Gillespie, CFA Simon Hedger Anthony Kenkel, CFA Chris Lepherd Kelly D. Rush, CFA Principal Real Estate Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in Japan contributed positively to performance, as overweights to United Urban Investment, Mitsubishi Estate and Japan Retail Fund Investment had higher returns than the index (investors favored the perceived safety of the Japanese market relative to other developed countries). Simon Property Group, the portfolio's largest single stock overweighting, recorded strong index-relative outperformance; this high-quality owner of regional mall properties benefited from a strong balance sheet, stable properties and strong operations within its outlet center portfolio. Good stock selection in Singapore benefited returns as many underweights to Singapore developers came under pressure from government policies aimed at reducing growth in the residential market. Overweighting Allgreen Properties added to performance after the company received a take-over bid in the second quarter. Overweight positions in realty service companies CB Richard Ellis and Jones Lang LaSalle detracted, as these companies' revenue streams primarily depend on sales/leasing commissions. Because such payments are variable, stock prices of these companies can be volatile during periods of economic uncertainty. Stock selection in Australia was a source of underperformance, due in large part to an overweight position in FKP Property Group (a deeply discounted, highly-geared developer and owner of primarily retirement and residential properties). Overweighting hotel owners detracted from index-relative performance as hotels are among the most economically sensitive real estate sector; investors' belief that economic weakness could crimp both personal and business travel led to the sector's recent sharp sell-off.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Extended
		1-Year	Since Inception	Inception Date	Performance
					Inception Date
Class A Shares	Excluding Sales Charge	0.28%	-6.05%	10/1/07	-
	Including Sales Charge	-5.27%	-7.33%
Class C Shares	Excluding Sales Charge	-0.52%	-6.94%	10/1/07	-
	Including Sales Charge	-1.50%	-6.94%
Class P Shares	Excluding Sales Charge	0.57%	-4.91%	12/29/10	10/1/07

Total Investment Expense as shown in the 3/1/11 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	2.28%	1.45%
Class C Shares	3.77%	2.20%
Class P Shares	3.51%	1.10%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -12.77% (1-year); -10.29% (since inception)
Class C Shares: -9.35% (1-year); -9.88% (since inception)
Class P Shares****: -3.29% (1-year); -7.89% (since inception)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 9/30/07 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

Government & High Quality Bond Fund

Portfolio Managers: John R. Friedl, CFA Ryan P. McCann, CFA Scott J. Peterson, CFA Gregory, L. Tornga, CFA Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio's exposure to collateralized mortgage obligations (agency and non-agency) aided results; the sector experienced strong demand throughout the 12-month period as investors looked for higher-yielding assets. In addition, an allocation to U.S. Treasuries contributed positively to performance as investors sought higher-quality securities while uncertainty in Europe increased. Exposure to long-dated agency debt added to performance, as the securities owned benefited from the rally in the long end of the yield curve. The portfolio's underweight to GNMA pass-through securities versus conventional mortgage-backed securities (MBS) (Fannie Mae and Freddie Mac) was a negative contributor to performance as investors favored GNMA securities over the period. Also, an out-of-benchmark allocation to commercial mortgage-backed securities detracted as investors' risk aversion grew during the period with increasing uncertainty in Europe. Additionally, security selection within Fannie Mae MBS detracted from performance.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	3.60%	5.72%	4.58%	5/4/84	-
	Including Sales Charge	1.26%	5.25%	4.34%
Class B Shares	Excluding Sales Charge	2.75%	4.89%	3.97%	3/30/94	5/4/84
	Including Sales Charge	-2.25%	4.56%	3.97%
Class C Shares	Excluding Sales Charge	2.76%	4.96%	3.82%	3/1/02	5/4/84
	Including Sales Charge	1.76%	4.96%	3.82%
Class P Shares	Excluding Sales Charge	3.87%	5.78%	4.61%	9/27/10	5/4/84

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	0.94%	0.84%
Class B Shares	1.83%	1.65%
Class C Shares	1.66%	1.63%
Class P Shares	0.87%	0.70%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: 2.22% (1-year); 5.41% (5-year); 4.54% (10-year)
Class B Shares: -1.37% (1-year); 4.74% (5-year); 4.17% (10-year)
Class C Shares: 2.74% (1-year); 5.12% (5-year); 4.01% (10-year)
Class P Shares****: 4.86% (1-year); 5.94% (5-year); 4.80% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

High Yield Fund

Portfolio Managers: Mark P. Denkinger, CFA Darrin E. Smith CFA Edge Asset Management, Inc

What contributed to or detracted from Fund performance during the fiscal year?

The primary positive contributor to performance was an underweight to the home construction sector; this sector was hit very hard by the sharp decline in Chinese homebuilder bonds as concerns escalated regarding a housing bubble in China. Also adding value was an overweight in Asurion Corporation (a provider of insurance for cell phones), which continued to benefit from strong performance and the increased consumer demand for smart phones (the portfolio's holdings in Asurion are in bank loans). Additionally, the portfolio benefited from its holdings in Level 3 and Global Crossing; Level 3 acquired Global Crossing in a stock transaction that improved the credit profile of the combined entity. The largest negative contributor was the portfolio's exposure to the commercial mortgage-backed securities (CMBS) market. CMBS remained attractive relative to the real estate investment trust sector within the high-yield market; however, with concerns about a double-dip recession escalating in the second and third quarters, commercial real estate underperformed. The portfolio's positioning in Ally Financial also detracted; while the portfolio was market-weight in Ally Financial, it held the firm's preferred bonds, which significantly underperformed the market during the 12-month period as financials remained under pressure. Another negative contributor was an overweight to Lloyds Banking Group, which (like many European financial firms) underperformed as the continued uncertainty over how Europe would resolve the crisis in Greece and stabilize the banking system remained unresolved.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	4.06%	7.30%	9.80%	4/8/98	-
	Including Sales Charge	0.14%	6.49%	9.38%
Class B Shares	Excluding Sales Charge	3.24%	6.40%	9.12%	5/5/98	4/8/98
	Including Sales Charge	-1.48%	6.12%	9.12%
Class C Shares	Excluding Sales Charge	3.29%	6.48%	8.98%	3/1/02	4/8/98
	Including Sales Charge	2.34%	6.48%	8.98%
Class P Shares	Excluding Sales Charge	4.74%	7.44%	9.88%	9/27/10	4/8/98

Total Investment Expense as shown in the 3/1/11 prospectus
Gross/Net Expense Ratio
Class A Shares	0.94%
Class B Shares	1.74%
Class C Shares	1.67%
Class P Shares	0.65%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -3.10% (1-year); 5.75% (5-year); 9.00% (10-year)
Class B Shares: -4.60% (1-year); 5.40% (5-year); 8.74% (10-year)
Class C Shares: -1.02% (1-year); 5.75% (5-year); 8.61% (10-year)
Class P Shares****: 1.44% (1-year); 6.71% (5-year); 9.50% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

Income Fund

Portfolio Managers: John R. Friedl, CFA Ryan P. McCann, CFA Scott J. Peterson, CFA Gregory, L. Tornga, CFA Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

The corporate bond sector (including both investment-grade and high yield bonds) was one of the better-performing fixed income sectors over the 12-month period; as a result, the portfolio benefited from its strategic overweight to this sector. In addition, despite weak economic growth, the portfolio's allocation to the gaming sector bolstered returns. The portfolio also benefited from security selection in the banking and energy industries, notably through holdings of Lloyds, Wells Fargo and BP. The portfolio's underweight to U.S. Treasuries hindered returns, as the sector outperformed for the period due to concerns about economic growth and sovereign debt issues. In addition, security selection in the utilities sector detracted from results. The portfolio's underweight to agency mortgage-backed securities also hindered performance; this sector closely tracked the returns of Treasuries as investors sought high-quality sectors over the last few months of the period.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	4.12%	6.78%	6.08%	12/15/75	-
	Including Sales Charge	1.80%	6.29%	5.84%
Class B Shares	Excluding Sales Charge	3.21%	5.95%	5.46%	3/30/94	12/15/75
	Including Sales Charge	-1.74%	5.63%	5.46%
Class C Shares	Excluding Sales Charge	3.30%	5.99%	5.31%	3/1/02	12/15/75
	Including Sales Charge	2.31%	5.99%	5.31%
Class P Shares	Excluding Sales Charge	4.31%	6.82%	6.10%	9/27/10	12/15/75

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	0.91%	0.91%
Class B Shares	1.75%	1.75%
Class C Shares	1.69%	1.69%
Class P Shares	0.95%	0.70%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: 0.57% (1-year); 6.06% (5-year); 5.89% (10-year)
Class B Shares: -3.03% (1-year); 5.38% (5-year); 5.50% (10-year)
Class C Shares: 1.07% (1-year); 5.77% (5-year); 5.35% (10-year)
Class P Shares****: 2.95% (1-year); 6.57% (5-year); 6.14% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

Inflation Protection Fund

Portfolio Managers: Martin Hegarty Stuart Spodek Brian Weinstein BlackRock Financial Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

In the last two months of 2010, the portfolio's real curve flattening position and exposure to short- and intermediate-term nominal U.S. Treasuries contributed positively to performance as forward-looking inflation expectations decreased. In the first quarter of 2011, the portfolio's long real duration bias added to performance as rates moved lower. Thereafter, in the second quarter of 2011, the portfolio covered some of the nominal duration short at a gain as interest rates rose on better-than-expected economic data and passage of Greek austerity measures. In the third quarter of 2011, the portfolio's real curve flattening bias benefited performance, as the curve flattened substantially in September. Ending the fiscal year, the portfolio's break-even steepener benefited performance as the curve steepened. In the last two months of 2010, the portfolio's short duration position detracted from relative performance as real rates rallied from already-low levels. In the first quarter of 2011, the portfolio maintained a real curve flattening bias, which detracted from performance as the real curve steepened. In the third quarter of 2011, the portfolio's short duration in the front end of the nominal curve detracted from performance. (While the real curve flattening bias benefited performance in the third quarter, it persisted as a detractor from performance toward the end of the fiscal year as the real curve steepened.)

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	Since Inception		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	7.74%	1.46%	1.75%	6/28/05	12/29/04
	Including Sales Charge	3.74%	0.68%	1.18%
Class C Shares	Excluding Sales Charge	6.85%	0.69%	0.95%	1/16/07	12/29/04
	Including Sales Charge	5.85%	0.69%	0.95%

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.00%	0.90%
Class C Shares	2.44%	1.65%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: 4.19% (1-year); 0.30% (5-year); 0.94% (since inception)
Class C Shares: 6.46% (1-year); 0.31% (5-year); 0.70% (since inception)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 12/31/04 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

International Emerging Markets Fund

Portfolio Managers: Michael Ade, CFA Mihail Dobrinov, CFA Michael L. Reynal Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

The largest contributor during the 12-month period was an overweight position in the materials sector, which added 1.3% to relative performance. Within the sector, positions in Industrias Penoles, LG Chem and KGHM Polska added the most value from an individual security standpoint. An overweight to South Korea contributed 1.2% to relative performance during the period. Within South Korea, the portfolio benefited most from overweight positions in the industrial and consumer discretionary sectors. Also, Brazil contributed 1.1% to relative performance, driven by strong results in the consumer staples and materials sectors. The weakest sector during the period was energy, which detracted 0.7% from the portfolio's relative performance. In terms of individual stocks, Gazprom, Coal India and Novatek negatively impacted performance. At the country level, Russia had a large negative impact on results, detracting 0.5% from relative performance. Russia's weak performance was driven by the energy and telecommunication services sectors; in energy, Gazprom contributed to Russia's underperformance due primarily to the disconnect between the local and American Depositary Receipt (ADR) shares during the period (ADR shares returned 6.3% while the local shares returned 10.2%).

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	-7.45%	4.43%	15.78%	6/28/05	12/6/00
	Including Sales Charge	-12.55%	3.26%	15.13%
Class B Shares	Excluding Sales Charge	-8.46%	3.37%	14.77%	6/28/05	12/6/00
	Including Sales Charge	-13.03%	3.05%	14.77%
Class C Shares	Excluding Sales Charge	-8.30%	3.53%	14.87%	1/16/07	12/6/00
	Including Sales Charge	-9.22%	3.53%	14.87%
Class P Shares	Excluding Sales Charge	-7.09%	4.57%	15.95%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.85%	1.85%
Class B Shares	2.90%	2.78%
Class C Shares	2.79%	2.79%
Class P Shares	2.23%	1.38%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -20.26% (1-year); 1.77% (5-year); 14.56% (10-year)
Class B Shares: -20.67% (1-year); 1.58% (5-year); 14.21% (10-year)
Class C Shares: -17.23% (1-year); 2.05% (5-year); 14.31% (10-year)
Class P Shares****: -15.26% (1-year); 3.07% (5-year); 15.38% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

LargeCap Growth Fund

Portfolio Managers: Thomas J. Bisighini, CFA Anthony Rizza, CFA Columbus Circle Investors

What contributed to or detracted from Fund performance during the fiscal year?

Over the 12-month period, individual holdings that contributed the most to portfolio performance were Apple, Whole Foods and Starbucks. Apple continued to benefit from product innovation within its phone, tablet and PC franchises, which drove market-share gains. Whole Foods remained a beneficiary of the secular trend toward fresh and organic foods, with strong comparable-store sales, profit margin improvements and accelerating new-store openings. Starbucks' strength was attributable to improving comparable-store sales, brand extensions and increased points of presence (particularly in overseas markets). Individual holdings that detracted the most from performance over the period were Halliburton, NetApp and JDS Uniphase. Halliburton suffered due to concern that global economic growth would cause a pause in energy prices, a key leading indicator for oil services spending. NetApp's weakness was due to anxiety over storage spending by European and government customers due to macro and budgetary pressures (however, as of the fiscal year end, the company had experienced minimal disruption within these markets and continued to gain market share). JDS-Uniphase declined based on a dramatic pause in spending for optical communications equipment, as macro uncertainty triggered budget constraint for key telecom carrier customers and caused component inventories to become excessive within the supply chain.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	4.38%	0.85%	2.99%	6/28/05	12/6/00
	Including Sales Charge	-1.38%	-0.27%	2.40%
Class B Shares	Excluding Sales Charge	3.34%	-0.11%	2.08%	6/28/05	12/6/00
	Including Sales Charge	-1.66%	-0.50%	2.08%
Class C Shares	Excluding Sales Charge	3.41%	0.04%	2.11%	1/16/07	12/6/00
	Including Sales Charge	2.41%	0.04%	2.11%
Class P Shares	Excluding Sales Charge	4.81%	1.17%	3.15%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.35%	1.35%
Class B Shares	2.42%	2.25%
Class C Shares	2.08%	2.08%
Class P Shares	0.97%	0.83%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -7.11% (1-year); -1.89% (5-year); 1.65% (10-year)
Class B Shares: -7.64% (1-year); -2.17% (5-year); 1.31% (10-year)
Class C Shares: -3.56% (1-year); -1.59% (5-year); 1.34% (10-year)
Class P Shares****: -1.37% (1-year); -0.49% (5-year); 2.37% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

**** Class P Shares do not have a sales charge.

LargeCap S&P 500 Index Fund

Portfolio Managers: Thomas L. Kruchten, CFA Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio performed in line with the S&P 500 Index during the period. Nine of the 10 economic sectors in the index posted positive returns, led by the energy and utilities sectors. On an individual stock basis, Apple Inc., Exxon Mobil Corp. and Chevron Corp. benefited performance for the 12-month period. The materials and financial sectors produced the largest negative impact on portfolio performance. In terms of individual stocks, Bank of America Corp., Hewlett-Packard Co. and Goldman Sachs Group Inc. detracted from fund performance for the 12-month period.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 1.5%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	7.46%	-0.41%	2.90%	6/28/05	12/6/00
	Including Sales Charge	5.81%	-0.71%	2.75%
Class C Shares	Excluding Sales Charge	6.74%	-1.09%	2.26%	1/16/07	12/6/00
	Including Sales Charge	5.74%	-1.09%	2.26%

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	0.71%	0.70%
Class C Shares	1.84%	1.30%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -0.93% (1-year); -2.13% (5-year); 1.88% (10-year)
Class C Shares: -1.21% (1-year); -2.51% (5-year); 1.39% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

LargeCap Value Fund

Portfolio Managers: Arild Holm, CPA, CFA Jeffrey A. Schwarte, CPA, CFA Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

During the 12-month period, the portfolio benefited from investors' preference for stocks with rising investor expectations, improving business fundamentals, sustainable competitive advantages and attractive relative valuations. Sectors producing the greatest overall returns were energy, utilities and health care. Stock selections in the financial, consumer discretionary and materials sectors benefited the portfolio the most. Underweight positions in Bank of America, Citigroup and Goldman Sachs added to results; these companies struggled as the broader market sold off and financials were hit due to new investor concerns. Stock selections in the consumer staples, industrial and information technology sectors detracted from portfolio performance. Stocks having the greatest negative impact on the portfolio during the period included Occidental Petroleum, Cisco Systems and MetLife.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	6.65%	-2.84%	3.16%	6/28/05	12/6/00
	Including Sales Charge	0.81%	-3.92%	2.58%
Class B Shares	Excluding Sales Charge	5.37%	-3.96%	2.26%	6/28/05	12/6/00
	Including Sales Charge	0.37%	-4.30%	2.26%
Class C Shares	Excluding Sales Charge	5.81%	-3.49%	2.44%	1/16/07	12/6/00
	Including Sales Charge	4.81%	-3.49%	2.44%

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.03%	1.03%
Class B Shares	2.38%	2.00%
Class C Shares	3.02%	1.70%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -7.22% (1-year); -5.50% (5-year); 1.46% (10-year)
Class B Shares: -7.79% (1-year); -5.89% (5-year); 1.16% (10-year)
Class C Shares: -3.43% (1-year); -5.04% (5-year); 1.34% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

MidCap Blend Fund

Portfolio Managers: K. William Nolin, CFA Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio benefited from owning diversified media company Liberty Media Corporation (Capital); Liberty's 40% equity investment in Sirius XM Radio was a resounding success and contributed to the 34% increase in Liberty's stock price over the 12-month period. The portfolio also benefited from owning O'Reilly Automotive (a leader in the auto parts aftermarket serving consumers and professional mechanics); O'Reilly benefited from a strong auto parts aftermarket and the integration of recent acquisition CSK Auto. (O'Reilly was up 30% over the period.) Iron Mountain Incorporated (the largest document storage company) benefited the portfolio as well; the stock was up 46% over the period due to proposals from a large investor that the market believed could create significant value for shareholders if adopted. SAIC Inc. detracted from the portfolio; the company (which provides solutions to national security, energy, environment and health care government agencies) declined 20% over the period due to a slowdown in government contracting. CIT Group (a commercial finance company catering to small-to-mid-market businesses) was down 20% due to pressures from the low-interest-rate environment. Telephone & Data Systems (a regional wire-line telephone operator having an 83% ownership interest in wireless operator US Cellular) was down 29% over the period due to a decline in subscribers at US Cellular.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	13.03%	5.17%	8.89%	6/28/05	12/6/00
	Including Sales Charge	6.80%	3.98%	8.28%
Class B Shares	Excluding Sales Charge	11.95%	4.37%	8.39%	6/28/05	12/6/00
	Including Sales Charge	6.95%	4.05%	8.39%
Class C Shares	Excluding Sales Charge	12.13%	4.30%	8.02%	1/16/07	12/6/00
	Including Sales Charge	11.13%	4.30%	8.02%
Class P Shares	Excluding Sales Charge	13.32%	5.15%	8.85%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.15%	1.15%
Class B Shares	2.18%	2.09%
Class C Shares	2.01%	1.95%
Class P Shares	1.04%	0.84%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -0.31% (1-year); 2.43% (5-year); 7.16% (10-year)
Class B Shares: -0.47% (1-year); 2.54% (5-year); 7.30% (10-year)
Class C Shares: 3.68% (1-year); 2.77% (5-year); 6.92% (10-year)
Class P Shares****: 5.85% (1-year); 3.59% (5-year); 7.74% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

**** Class P Shares do not have a sales charge.

Principal Capital Appreciation Fund

Portfolio Managers: Daniel R. Coleman Philip M. Foreman, CFA Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Consumer discretionary companies aided performance during the 12-month period as companies such as Starbucks and Amazon.com continued to benefit from the economic recovery. An underweight to the troubled financial sector aided relative performance as the sector (particularly large money-center banks) lagged the broad market. Finally, stock selection within health care aided performance; Allergan bolstered returns as the company continued to dominate the eye business and the uses for Botox expanded. Stock selection within the energy sector detracted from performance, as oil prices were volatile and natural gas underperformed. Another detractor was the information technology sector, where many of the "old-line" names (such as Hewlett Packard and Cisco) underperformed. Finally, the portfolio's stock selection within utilities hindered results.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	6.73%	1.81%	5.84%	11/24/86	-
	Including Sales Charge	0.86%	0.66%	5.25%
Class B Shares	Excluding Sales Charge	5.73%	0.82%	5.03%	3/30/94	11/24/86
	Including Sales Charge	0.73%	0.49%	5.03%
Class C Shares	Excluding Sales Charge	5.77%	0.85%	4.88%	3/1/02	11/24/86
	Including Sales Charge	4.77%	0.85%	4.88%
Class P Shares	Excluding Sales Charge	6.95%	1.86%	5.87%	9/27/10	11/24/86

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.04%	1.04%
Class B Shares	2.07%	1.99%
Class C Shares	1.96%	1.96%
Class P Shares	1.06%	0.76%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -5.33% (1-year); -0.78% (5-year); 4.81% (10-year)
Class B Shares: -5.53% (1-year); -0.95% (5-year); 4.60% (10-year)
Class C Shares: -1.65% (1-year); -0.59% (5-year); 4.45% (10-year)
Class P Shares****: 0.44% (1-year); 0.40% (5-year); 5.43% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

**** Class P Shares do not have a sales charge.

Real Estate Securities Fund

Portfolio Managers: Matt Richmond Kelly D. Rush, CFA Principal Real Estate Investors, ,LLC

What contributed to or detracted from Fund performance during the fiscal year?

Simon Property Group (the portfolio's largest single stock overweighting) recorded strong index-relative outperformance. This high-quality owner of regional mall properties benefited from a strong balance sheet, stable properties and strong operations within its outlet center portfolio. Stock selection within the office sector (in particular, overweight positions in owners of central business district office buildings) also added value. An overweight position in Boston Properties Inc. strongly contributed to relative performance as the company outperformed the index. Underweighting Corporate Office Properties Trust (a suburban office owner specializing in leasing space to government agencies and defense contractors) aided results as widespread concern over cuts in defense spending and slow-to-lease development projects caused the stock to come under pressure. Overweighting global warehouser Prologis detracted due to material portfolio exposure in Europe as well as aggressive plans for developing new properties in the coming year. The stock came under pressure as investors reexamined their expectations for the company's leasing and development profile. Overweight positions in realty service companies CB Richard Ellis and Jones Lang LaSalle detracted; these companies' revenue streams primarily depend on sales/leasing commissions, and because such payments are variable, stock prices of these companies can be volatile during periods of economic uncertainty. Additionally, overweighting hotel owners detracted from index-relative performance. Hotels also are among the most economically sensitive real estate sectors; investors' belief that economic weakness could crimp both personal and business travel led to the sector's recent sharp sell-off.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	10.81%	-0.48%	12.05%	6/28/05	12/6/00
	Including Sales Charge	4.73%	-1.60%	11.41%
Class B Shares	Excluding Sales Charge	9.94%	-1.26%	11.23%	6/28/05	12/6/00
	Including Sales Charge	4.94%	-1.53%	11.23%
Class C Shares	Excluding Sales Charge	9.90%	-1.17%	11.41%	1/16/07	12/6/00
	Including Sales Charge	8.90%	-1.17%	11.41%
Class P Shares	Excluding Sales Charge	11.28%	-0.46%	12.12%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.45%	1.45%
Class B Shares	2.58%	2.20%
Class C Shares	2.32%	2.20%
Class P Shares	1.75%	1.03%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -5.92% (1-year); -3.19% (5-year); 9.46% (10-year)
Class B Shares: -6.14% (1-year); -3.11% (5-year); 9.28% (10-year)
Class C Shares: -2.17% (1-year); -2.76% (5-year); 9.46% (10-year)
Class P Shares****: -0.02% (1-year); -2.07% (5-year); 10.15% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

**** Class P Shares do not have a sales charge.

Short-Term Income Fund

Portfolio Managers: John R. Friedl, CFA Ryan P. McCann, CFA Scott J. Peterson, CFA Gregory, L. Tornga, CFA Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio's allocation to non-agency collateralized mortgage obligations aided relative performance as this sector outpaced the broad corporate market. Also, the portfolio's allocation to energy benefited performance because commodity prices remained high during most of the period. Finally, the portfolio's underweight to foreign agency bonds benefited the portfolio; this sector was negatively impacted by the uncertainty in Europe. The top detractor to portfolio performance was security selection in the banking sector, where large banks were beset by problems on multiple fronts. Additionally, the portfolio's out-of-benchmark positions in asset-backed securities hindered performance; selling by the Federal Reserve and investors' flight to quality drove down prices. Finally, security selection in the utilities sector detracted from returns as certain higher-quality names underperformed the market.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	0.76%	4.05%	3.61%	11/1/93	-
	Including Sales Charge	-1.51%	3.60%	3.36%
Class C Shares	Excluding Sales Charge	-0.15%	3.22%	2.81%	3/1/02	11/1/93
	Including Sales Charge	-1.13%	3.22%	2.81%
Class P Shares	Excluding Sales Charge	0.88%	4.07%	3.62%	9/27/10	11/1/93

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	0.76%	0.76%
Class C Shares	1.64%	1.64%
Class P Shares	0.64%	0.63%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -1.89% (1-year); 3.50% (5-year); 3.40% (10-year)
Class C Shares: -1.45% (1-year); 3.14% (5-year); 2.87% (10-year)
Class P Shares****: 0.60% (1-year); 3.99% (5-year); 3.68% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund’s performance between 2001 and 2005 benefited from agreements to limit the Fund’s expenses.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

SmallCap Blend Fund

Portfolio Managers: Phil Nordhus, CFA Brian W. Pattinson, CFA Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the consumer discretionary and information technology sectors contributed positively. Within consumer discretionary, strength came from the portfolio's holdings in specialty retailers that focus on cost-conscious solutions for consumers. Additional strength in the consumer discretionary sector was provided by the portfolio's holdings in Polaris Industries; the firm's off-road vehicles continued to dominate that market. Among information technology holdings, Liquidity Services was the largest contributor to performance; shares of this business-to-business website reported solid results throughout the period, and the firm announced an attractive acquisition. Stock selection in the health care and energy sectors detracted. Portfolio holdings in biotech and pharmaceuticals lagged due to disappointing product announcements, while companies in the home health care industry were negatively impacted by concerns about reduced Medicare reimbursement rates. Home health care provider Gentiva Health Services and hospital operator HealthSouth detracted, as the federal government's debt ceiling crisis and passage of the Budget Control Act increased the likelihood of lower Medicare reimbursements in the future as a consequence of reduced government spending. Within energy, the portfolio primarily held oil-related companies, which were especially weak due to the recent decline in oil prices and weather-related delays in exploration work.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	5.93%	-1.20%	5.58%	6/28/05	12/6/00
	Including Sales Charge	0.07%	-2.31%	4.99%
Class B Shares	Excluding Sales Charge	4.87%	-2.19%	4.66%	6/28/05	12/6/00
	Including Sales Charge	-0.13%	-2.52%	4.66%
Class C Shares	Excluding Sales Charge	5.05%	-1.87%	4.81%	1/16/07	12/6/00
	Including Sales Charge	4.05%	-1.87%	4.81%

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.56%	1.56%
Class B Shares	2.81%	2.43%
Class C Shares	3.72%	2.25%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -10.02% (1-year); -4.04% (5-year); 3.93% (10-year)
Class B Shares: -10.47% (1-year); -4.24% (5-year); 3.62% (10-year)
Class C Shares: -6.46% (1-year); -3.62% (5-year); 3.75% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

SmallCap Growth Fund

Portfolio Managers: Phil Nordhus, CFA Brian W. Pattinson, CFA Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the information technology, telecommunications and financial sectors contributed positively. Within information technology, Liquidity Services aided results; shares of this business-to-business website reported solid results throughout the period, and the company announced an attractive acquisition. Within the consumer discretionary sector, the portfolio's holdings in footwear retailers Finish Line and DSW reported strong results on healthy consumer demand. Within financials, MarketAxess Holdings was the largest contributor; shares of this electronic fixed-income trading firm continued to show market-share gains and better-than-expected trading volumes throughout the period. Stock selection in the health care and energy sectors detracted. Within health care, portfolio holdings in biotech and pharmaceuticals companies lagged due to disappointing product announcements. Holdings in home health care provider Gentiva Health Services and hospital operator HealthSouth were negatively impacted by concerns about reduced Medicare reimbursement rates due to the debt ceiling crisis, corresponding Budget Control Act and reduced government spending. Within energy, oil-related companies were weak due to the recent decline in oil prices and weather-related delays in exploration work.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	6.98%	-0.94%	2.67%	1/16/07	12/6/00
	Including Sales Charge	1.06%	-2.06%	2.09%
Class B Shares	Excluding Sales Charge	6.09%	-1.87%	1.56%	1/16/07	12/6/00
	Including Sales Charge	1.09%	-2.23%	1.56%
Class C Shares	Excluding Sales Charge	6.29%	-1.54%	1.91%	1/16/07	12/6/00
	Including Sales Charge	5.29%	-1.54%	1.91%

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.72%	1.58%
Class B Shares	3.61%	2.33%
Class C Shares	3.29%	2.21%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -8.03% (1-year); -3.60% (5-year); 1.78% (10-year)
Class B Shares: -8.32% (1-year); -3.77% (5-year); 1.24% (10-year)
Class C Shares: -4.27% (1-year); -3.10% (5-year); 1.59% (10-year)

See glossary on page 469 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

SmallCap Value Fund

Portfolio Managers: Phil Nordhus, CFA Brian W. Pattinson, CFA Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the consumer discretionary, industrial and information technology sectors contributed positively over the 12-month period. Within consumer discretionary, holdings of several retail companies experiencing better operational performance via improved sales and stronger balance sheets enhanced returns. In industrials, the portfolio's sole airline holding, Alaska Air Group, posted strong operating results amid disappointments from other carriers; as a result, shares of Alaska Air were up nearly 26% while the benchmark's airlines were down over 20%. In the information technology sector, RF Micro Devices was the largest positive contributor; this semiconductor company saw resurgence in demand for its smart phone components. Stock selection in the materials and financial sectors detracted most from performance during the 12-month period. Within materials, portfolio holdings in the chemicals industry lagged as higher raw materials costs squeezed profit margins and earnings; in the financial sector, holdings in real estate investment trusts (REITs) detracted. Among REIT holdings, underperformance was attributable to the reversal of several cyclical groups (most notably, lodging REITs) as renewed recession fears fueled a sell-off. Underperformance also occurred in the energy sector, caused primarily by the portfolio's underweight to this sector when it was producing exceptionally strong returns.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	2.02%	-3.25%	6.63%	6/28/05	12/6/00
	Including Sales Charge	-3.57%	-4.34%	6.03%
Class B Shares	Excluding Sales Charge	1.11%	-4.15%	5.80%	6/28/05	12/6/00
	Including Sales Charge	-3.89%	-4.50%	5.80%
Class C Shares	Excluding Sales Charge	1.31%	-3.95%	6.03%	1/16/07	12/6/00
	Including Sales Charge	0.31%	-3.95%	6.03%

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.74%	1.45%
Class B Shares	3.35%	2.39%
Class C Shares	2.96%	2.18%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -13.44% (1-year); -6.09% (5-year); 4.82% (10-year)
Class B Shares: -13.79% (1-year); -6.25% (5-year); 4.60% (10-year)
Class C Shares: -9.96% (1-year); -5.70% (5-year); 4.83% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Tax-Exempt Bond Fund

Portfolio Managers: Douglas J. Gaylor Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Security selection in the long end of the yield curve (specifically, the 20 + years-to-maturity segment) aided relative performance. Also, within the industrial development revenue/pollution control revenue and airport sectors, overweight allocations coupled with strong security selection added to performance. Additionally, overweight allocations to the health care sectors benefited relative performance. An underweight allocation to shorter-duration securities hindered relative performance. Also, underweight allocations to securities rated A and higher detracted from performance. The portfolio's significant underweight allocations to the state and local general obligation sectors detracted as well.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/29/12. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	2.83%	3.24%	4.04%	1/3/77	-
	Including Sales Charge	-1.00%	2.45%	3.64%
Class B Shares	Excluding Sales Charge	2.04%	2.59%	3.49%	3/30/94	1/3/77
	Including Sales Charge	-2.87%	2.26%	3.49%
Class C Shares	Excluding Sales Charge	2.17%	2.43%	3.24%	3/1/02	1/3/77
	Including Sales Charge	1.19%	2.43%	3.24%

Total Investment Expense as shown in the 3/1/10 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	0.90%	0.90%
Class B Shares	2.02%	1.67%
Class C Shares	1.95%	1.67%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -0.81% (1-year); 2.68% (5-year); 3.80% (10-year)
Class B Shares: -2.70% (1-year); 2.49% (5-year); 3.65% (10-year)
Class C Shares: 1.09% (1-year); 2.63% (5-year); 3.39% (10-year)

See glossary on page 48 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Glossary

Barclays Capital AAA CMBS Index

Includes all AAA-rated CMBS securities that are ERISA eligible under the underwriter’s exemption that meet certain liquidity and maturity requirements.

Barclays Capital Aggregate Bond Index:

A broad-based index intended to represent the U.S. fixed-income market.

Barclays Capital California Municipal Bond Index:

A market capitalization - weighted index of California Investment-grade bonds with maturities of one year or more.

Barclays Capital Credit 1–3 Years Index:

Composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Dollar Emerging Markets Bond Index

Includes USD-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia. Countries must have a maximum sovereign rating of Baa1/BBB+/BBB+ as determined by the middle of Moody’s, S&P, and Fitch long-term foreign currency debt ratings to qualify for country inclusion. Sovereigns, agencies, local issues, and corporate debt are permitted.

Barclays Capital U.S. Agency Fixed Rate MBS Index:

Covers the fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mae (FHLMC).

Barclays Capital Municipal Bond Index:

A total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index

An unmanaged in ex comprised of fixed rate, non-investment grade debt securities that are dollar denominated. The index limits the maximum exposure to any one issuer to 2%.

Barclays Capital U.S. Tier I Capital Securities Index:

Tracks the market for deeply subordinated fixed income Securities that qualify for treatment as regulatory capital by regulators or receive quasi-equity credit from ratings Agencies. The index is comprised of Tier 1 securities from both banks and non-bank entities (insurance companies seeking regulatory capital treatment, corporate seeking equity treatment).

Barclays Capital U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index: An index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

BofA Merrill Lynch Fixed Rate Preferred Securities Index:

Tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market.

FTSE EPRA/NAREIT Developed Index:

Designed to represent general trends in eligible real estate equities worldwide.

Global Diversified Income Custom Index

Composed of 35% Barclays Capital U.S. High Yield 2% Issuer Capped Index, 25% blend of 65% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 35% Barclays Capital U.S. Tier I Capital Securities Index, 11% blend of 75% FTSE EPRA/NAREIT Developed Index and 25% Barclays Capital AAA CMBS Index, 12% Barclays Capital U.S. Dollar Emerging Markets Bond Index, 7% MSCI World Value Index, and 10% Tortoise Midstream MLP Index.

Morgan Stanley Capital International (MSCI) EAFE Index:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.

Glossary

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index: Measures the stock returns of companies in 27 developing countries.

Morgan Stanley Capital International (MSCI) U.S. REIT Index:

A total-return index comprised of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

Morgan Stanley Capital International (MSCI) World Ex-US Growth Index:

Measures global developed market equity performance of growth securities outside of the United States. It is comprised of half the securities in the MSCI World Ex US Index, with half of the market capitalization of each country index in the Growth Index (the other half is in the Value Index).

Morgan Stanley Capital International (MSCI) World Value Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets

Russell 1000® Growth Index:

Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index:

Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index:

Measures the performance of the 2,000 smallest stocks in the Russell 3000® Index.

Russell 2000® Growth Index:

Measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index:

Measures the performance of those Russell 2000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Index:

Measures the performance of the 800 smallest stocks in the Russell 1000® Index.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

Tortoise Midstream MLP Index

A float-adjusted, capitalization weighted index of energy master limited partnerships comprised of the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines, and Refined Products Pipelines.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	Bond & Mortgage	California	Diversified
Amounts in thousands, except per share amounts	Securities Fund	Municipal Fund	International Fund
Investment in securities--at cost	$ 2,175,303	$ 217,683	$ 2,666,348
Foreign currency--at cost	$ 133	$ –	$ 1,301
Assets
Investment in securities--at value	$ 2,194,515	$ 220,708	$ 2,779,378
Foreign currency--at value	132	–	1,332
Cash	2,295	5,456	375
Receivables:
Dividends and interest	14,748	3,126	7,347
Expense reimbursement from Manager	15	–	11
Expense reimbursement from Distributor	26	–	22
Foreign currency contracts	41	–	–
Fund shares sold	5,547	720	1,640
Investment securities sold	17,562	–	22,385
Swap premiums paid	2,379	–	–
Unrealized gain on swap agreements	988	–	–
Other assets	7	–	5
Prepaid directors' expenses	1	–	–
Total Assets	2,238,256	230,010	2,812,495
Liabilities
Accrued management and investment advisory fees	877	82	1,640
Accrued administrative service fees	10	–	9
Accrued distribution fees	136	54	155
Accrued service fees	36	–	42
Accrued transfer agent fees	176	27	378
Accrued directors' expenses	–	–	8
Accrued other expenses	26	14	603
Payables:
Dividends payable	4,984	754	–
Foreign currency contracts	8	–	–
Fund shares redeemed	1,413	341	1,785
Interest expense and fees payable	–	206	–
Investment securities purchased	232,817	–	31,665
Swap premiums received	1,212	–	–
Unrealized loss on swap agreements	1,536	–	–
Floating rate notes issued	–	13,825	–
Total Liabilities	243,231	15,303	36,285
Net Assets Applicable to Outstanding Shares	$ 1,995,025	$ 214,707	$ 2,776,210
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 2,166,311	$ 255,188	$ 3,399,073
Accumulated undistributed (overdistributed) net investment income (loss)	341	471	28,781
Accumulated undistributed (overdistributed) net realized gain (loss)	(190,322)	(43,977)	(764,640)
Net unrealized appreciation (depreciation) of investments	18,664	3,025	113,030
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	31	–	(34)
Total Net Assets	$ 1,995,025	$ 214,707	$ 2,776,210
Capital Stock (par value: $.01 a share):
Shares authorized	720,000	300,000	1,010,000
Net Asset Value Per Share:
Class A: Net Assets	$ 130,506	$ 202,248	$ 247,806
Shares Issued and Outstanding	12,280	20,813	26,347
Net Asset Value per share	$ 10.63	$ 9.71	$ 9.41
Maximum Offering Price	$ 11.04	$ 10.09	$ 9.96
Class B: Net Assets	$ 6,636	$ 2,673	$ 11,444
Shares Issued and Outstanding	623	275	1,222
Net Asset Value per share	$ 10.65 (a)	$ 9.71(a)	$ 9.36 (a)
Class C: Net Assets	$ 7,106	$ 9,786	$ 10,546
Shares Issued and Outstanding	669	1,006	1,124
Net Asset Value per share	$ 10.63 (a)	$ 9.73(a)	$ 9.38 (a)
Class J: Net Assets	$ 203,129	N/A	$ 194,184
Shares Issued and Outstanding	19,006		20,849
Net Asset Value per share	$ 10.69 (a)		$ 9.31 (a)
Class P: Net Assets	N/A	N/A	$ 713
Shares Issued and Outstanding			76
Net Asset Value per share			$ 9.38
Institutional: Net Assets	$ 1,478,603	N/A	$ 2,101,900
Shares Issued and Outstanding	139,194		223,708
Net Asset Value per share	$ 10.62		$ 9.40
R-1: Net Assets	$ 11,158	N/A	$ 8,504
Shares Issued and Outstanding	1,051		911
Net Asset Value per share	$ 10.62		$ 9.33
R-2: Net Assets	$ 20,576	N/A	$ 15,277
Shares Issued and Outstanding	1,954		1,643
Net Asset Value per share	$ 10.53		$ 9.30
R-3: Net Assets	$ 41,063	N/A	$ 61,344
Shares Issued and Outstanding	3,885		6,559
Net Asset Value per share	$ 10.57		$ 9.35
R-4: Net Assets	$ 32,495	N/A	$ 43,879
Shares Issued and Outstanding	3,025		4,624
Net Asset Value per share	$ 10.74		$ 9.49
R-5: Net Assets	$ 63,753	N/A	$ 80,613
Shares Issued and Outstanding	6,026		8,507
Net Asset Value per share	$ 10.58		$ 9.48

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

50

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	Equity	Global Diversified	Global Real Estate
Amounts in thousands, except per share amounts	Income Fund	Income Fund	Securities Fund
Investment in securities--at cost	$ 2,952,558	$ 2,681,219	$ 268,442
Foreign currency--at cost	$ –	$ 454	$ 2,110
Assets
Investment in securities--at value	$ 3,415,648	$ 2,646,019	$ 261,599
Foreign currency--at value	–	471	2,134
Cash	10	11,222	2,141
Receivables:
Dividends and interest	5,423	39,383	244
Expense reimbursement from Manager	–	–	84
Foreign currency contracts	–	–	455
Fund shares sold	8,424	27,723	233
Investment securities sold	3,385	6,721	11,933
Other assets	1	–	–
Prepaid directors' expenses	–	2	–
Total Assets	3,432,891	2,731,541	278,823
Liabilities
Accrued management and investment advisory fees	1,425	1,673	188
Accrued administrative service fees	3	–	–
Accrued distribution fees	287	792	5
Accrued service fees	13	–	–
Accrued transfer agent fees	477	288	30
Accrued other expenses	17	62	49
Payables:
Dividends payable	–	11,652	–
Foreign currency contracts	–	–	584
Fund shares redeemed	3,505	5,784	30
Investment securities purchased	3,309	13,021	12,015
Total Liabilities	9,036	33,272	12,901
Net Assets Applicable to Outstanding Shares	$ 3,423,855	$ 2,698,269	$ 265,922
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 3,609,255	$ 2,713,880	$ 278,363
Accumulated undistributed (overdistributed) net investment income (loss)	19,926	15,715	515
Accumulated undistributed (overdistributed) net realized gain (loss)	(668,416)	3,862	(5,992)
Net unrealized appreciation (depreciation) of investments	463,090	(35,200)	(6,843)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	12	(121)
Total Net Assets	$ 3,423,855	$ 2,698,269	$ 265,922
Capital Stock (par value: $.01 a share):
Shares authorized	930,000	525,000	400,000
Net Asset Value Per Share:
Class A: Net Assets	$ 607,610	$ 996,753	$ 13,483
Shares Issued and Outstanding	34,580	76,801	2,006
Net Asset Value per share	$ 17.57	$ 12.98	$ 6.72
Maximum Offering Price	$ 18.59	$ 13.49	$ 7.11
Class B: Net Assets	$ 88,409	N/A	N/A
Shares Issued and Outstanding	5,075
Net Asset Value per share	$ 17.42 (a)
Class C: Net Assets	$ 100,409	$ 727,143	$ 2,887
Shares Issued and Outstanding	5,829	56,235	438
Net Asset Value per share	$ 17.22 (a)	$ 12.93(a)	$ 6.59 (a)
Class P: Net Assets	$ 32,417	$ 420,384	$ 3,378
Shares Issued and Outstanding	1,845	32,515	478
Net Asset Value per share	$ 17.57	$ 12.93	$ 7.07
Institutional: Net Assets	$ 2,527,743	$ 553,989	$ 246,174
Shares Issued and Outstanding	143,743	42,820	34,815
Net Asset Value per share	$ 17.59	$ 12.94	$ 7.07
R-1: Net Assets	$ 2,495	N/A	N/A
Shares Issued and Outstanding	142
Net Asset Value per share	$ 17.52
R-2: Net Assets	$ 3,313	N/A	N/A
Shares Issued and Outstanding	189
Net Asset Value per share	$ 17.57
R-3: Net Assets	$ 22,727	N/A	N/A
Shares Issued and Outstanding	1,296
Net Asset Value per share	$ 17.53
R-4: Net Assets	$ 11,013	N/A	N/A
Shares Issued and Outstanding	627
Net Asset Value per share	$ 17.56
R-5: Net Assets	$ 27,719	N/A	N/A
Shares Issued and Outstanding	1,577
Net Asset Value per share	$ 17.58

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

51

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	Government &
	High Quality
Amounts in thousands, except per share amounts	Bond Fund	High Yield Fund	Income Fund
Investment in securities--at cost	$ 1,781,883	$ 3,486,426	$ 1,506,141
Assets
Investment in securities--at value	$ 1,837,930	$ 3,416,602	$ 1,586,162
Cash	306	17,642	14
Receivables:
Dividends and interest	7,793	61,142	19,006
Expense reimbursement from Manager	7	–	3
Expense reimbursement from Distributor	51	–	7
Fund shares sold	6,207	51,844	8,459
Investment securities sold	54,713	13,437	–
Unrealized gain on swap agreements	–	1,503	–
Other assets	19	–	–
Prepaid directors' expenses	1	–	1
Total Assets	1,907,027	3,562,170	1,613,652
Liabilities
Accrued management and investment advisory fees	739	1,357	662
Accrued administrative service fees	4	–	1
Accrued distribution fees	226	779	149
Accrued service fees	12	–	4
Accrued transfer agent fees	249	943	151
Accrued directors' expenses	–	2	–
Accrued other expenses	28	108	24
Payables:
Dividends payable	4,449	19,254	6,334
Fund shares redeemed	2,194	8,914	2,302
Investment securities purchased	162,591	94,241	5,166
Swap premiums received	–	7,539	–
Total Liabilities	170,492	133,137	14,793
Net Assets Applicable to Outstanding Shares	$ 1,736,535	$ 3,429,033	$ 1,598,859
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,754,648	$ 3,382,700	$ 1,572,197
Accumulated undistributed (overdistributed) net investment income (loss)	(1,142)	1,023	(8,738)
Accumulated undistributed (overdistributed) net realized gain (loss)	(73,018)	113,655	(44,620)
Net unrealized appreciation (depreciation) of investments	56,047	(68,321)	80,021
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	(24)	(1)
Total Net Assets	$ 1,736,535	$ 3,429,033	$ 1,598,859
Capital Stock (par value: $.01 a share):
Shares authorized	955,000	1,050,000	980,000
Net Asset Value Per Share:
Class A: Net Assets	$ 421,315	$ 1,663,615	$ 268,621
Shares Issued and Outstanding	37,407	215,623	28,129
Net Asset Value per share	$ 11.26	$ 7.72	$ 9.55
Maximum Offering Price	$ 11.52	$ 8.02	$ 9.77
Class B: Net Assets	$ 17,429	$ 52,785	$ 19,433
Shares Issued and Outstanding	1,549	6,806	2,027
Net Asset Value per share	$ 11.25 (a)	$ 7.76(a)	$ 9.59 (a)
Class C: Net Assets	$ 81,404	$ 518,144	$ 63,548
Shares Issued and Outstanding	7,235	66,684	6,623
Net Asset Value per share	$ 11.25 (a)	$ 7.77(a)	$ 9.60 (a)
Class J: Net Assets	$ 123,734	N/A	$ 58,259
Shares Issued and Outstanding	10,973		6,088
Net Asset Value per share	$ 11.28 (a)		$ 9.57 (a)
Class P: Net Assets	$ 13,022	$ 449,834	$ 9,474
Shares Issued and Outstanding	1,154	58,277	990
Net Asset Value per share	$ 11.28	$ 7.72	$ 9.57
Institutional: Net Assets	$ 1,020,836	$ 744,655	$ 1,157,481
Shares Issued and Outstanding	90,603	96,902	120,923
Net Asset Value per share	$ 11.27	$ 7.69	$ 9.57
R-1: Net Assets	$ 3,517	N/A	$ 415
Shares Issued and Outstanding	312		43
Net Asset Value per share	$ 11.27		$ 9.57
R-2: Net Assets	$ 7,276	N/A	$ 291
Shares Issued and Outstanding	645		30
Net Asset Value per share	$ 11.27		$ 9.58
R-3: Net Assets	$ 20,798	N/A	$ 8,180
Shares Issued and Outstanding	1,845		854
Net Asset Value per share	$ 11.27		$ 9.58
R-4: Net Assets	$ 9,295	N/A	$ 2,835
Shares Issued and Outstanding	825		296
Net Asset Value per share	$ 11.27		$ 9.58
R-5: Net Assets	$ 17,909	N/A	$ 10,322
Shares Issued and Outstanding	1,588		1,079
Net Asset Value per share	$ 11.28		$ 9.57

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

52

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

		International
	Inflation	Emerging	LargeCap
Amounts in thousands, except per share amounts	Protection Fund	Markets Fund	Growth Fund
Investment in securities--at cost	$ 705,032	$ 1,426,498	$ 1,817,348
Foreign currency--at cost	$ –	$ 7,646	$ –
Assets
Investment in securities--at value	$ 743,348	$ 1,452,340	$ 2,275,529
Foreign currency--at value	–	7,676	–
Cash	35,693	218	10
Receivables:
Dividends and interest	2,652	1,426	1,611
Expense reimbursement from Manager	5	8	8
Expense reimbursement from Distributor	2	21	5
Foreign tax refund	–	7	–
Fund shares sold	201	1,228	1,528
Investment securities sold	–	15,619	4,133
Unrealized gain on swap agreements	470	–	–
Variation margin on futures contracts	416	–	–
Other assets	–	–	13
Total Assets	782,787	1,478,543	2,282,837
Liabilities
Accrued management and investment advisory fees	269	1,375	1,181
Accrued administrative service fees	1	6	9
Accrued distribution fees	17	115	111
Accrued service fees	2	21	43
Accrued transfer agent fees	12	217	449
Accrued directors' expenses	1	1	–
Accrued other expenses	5	631	40
Payables:
Foreign currency contracts	18	–	–
Fund shares redeemed	757	1,694	1,836
Investment securities purchased	–	16,446	7,619
Unrealized loss on swap agreements	119	–	–
Variation margin on futures contracts	1,529	–	–
Total Liabilities	2,730	20,506	11,288
Net Assets Applicable to Outstanding Shares	$ 780,057	$ 1,458,037	$ 2,271,549
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 794,321	$ 1,497,580	$ 2,120,604
Accumulated undistributed (overdistributed) net investment income (loss)	591	16,943	2,651
Accumulated undistributed (overdistributed) net realized gain (loss)	(52,641)	(82,374)	(309,887)
Net unrealized appreciation (depreciation) of investments	37,804	25,842	458,181
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(18)	46	–
Total Net Assets	$ 780,057	$ 1,458,037	$ 2,271,549
Capital Stock (par value: $.01 a share):
Shares authorized	780,000	555,000	1,220,000
Net Asset Value Per Share:
Class A: Net Assets	$ 30,170	$ 113,266	$ 294,825
Shares Issued and Outstanding	3,467	4,768	37,466
Net Asset Value per share	$ 8.70	$ 23.76	$ 7.87
Maximum Offering Price	$ 9.04	$ 25.14	$ 8.33
Class B: Net Assets	N/A	$ 10,392	$ 12,220
Shares Issued and Outstanding		461	1,648
Net Asset Value per share		$ 22.52(a)	$ 7.42 (a)
Class C: Net Assets	$ 5,840	$ 12,140	$ 10,769
Shares Issued and Outstanding	678	528	1,420
Net Asset Value per share	$ 8.61 (a)	$ 22.98(a)	$ 7.58 (a)
Class J: Net Assets	$ 13,502	$ 170,695	$ 42,949
Shares Issued and Outstanding	1,577	7,435	5,704
Net Asset Value per share	$ 8.56 (a)	$ 22.96(a)	$ 7.53 (a)
Class P: Net Assets	N/A	$ 1,919	$ 1,144
Shares Issued and Outstanding		81	142
Net Asset Value per share		$ 23.65	$ 8.06
Institutional: Net Assets	$ 720,534	$ 1,042,690	$ 1,699,349
Shares Issued and Outstanding	83,286	44,054	210,513
Net Asset Value per share	$ 8.65	$ 23.67	$ 8.07
R-1: Net Assets	$ 1,315	$ 6,019	$ 15,012
Shares Issued and Outstanding	155	258	1,945
Net Asset Value per share	$ 8.51	$ 23.37	$ 7.72
R-2: Net Assets	$ 1,063	$ 10,638	$ 9,353
Shares Issued and Outstanding	125	457	1,203
Net Asset Value per share	$ 8.52	$ 23.26	$ 7.77
R-3: Net Assets	$ 4,487	$ 32,869	$ 38,490
Shares Issued and Outstanding	525	1,406	4,659
Net Asset Value per share	$ 8.55	$ 23.38	$ 8.26
R-4: Net Assets	$ 837	$ 24,222	$ 22,675
Shares Issued and Outstanding	98	1,027	2,768
Net Asset Value per share	$ 8.58	$ 23.59	$ 8.19
R-5: Net Assets	$ 2,309	$ 33,187	$ 124,763
Shares Issued and Outstanding	268	1,402	15,375
Net Asset Value per share	$ 8.61	$ 23.67	$ 8.11

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

53

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	LargeCap S&P 500	LargeCap	MidCap
Amounts in thousands, except per share amounts	Index Fund	Value Fund	Blend Fund
Investment in securities--at cost	$ 2,038,178	$ 1,440,749	$ 1,476,037
Assets
Investment in securities--at value	$ 2,301,226	$ 1,493,339	$ 1,682,802
Cash	7	10	24
Receivables:
Dividends and interest	2,636	1,989	892
Expense reimbursement from Manager	1	4	–
Expense reimbursement from Distributor	40	6	24
Fund shares sold	1,597	157	10,697
Investment securities sold	–	7,996	188
Other assets	2	28	6
Total Assets	2,305,509	1,503,529	1,694,633
Liabilities
Accrued management and investment advisory fees	289	521	838
Accrued administrative service fees	22	1	4
Accrued distribution fees	193	54	267
Accrued service fees	107	3	25
Accrued transfer agent fees	244	187	465
Accrued other expenses	52	18	29
Payables:
Fund shares redeemed	1,504	774	2,740
Investment securities purchased	–	7,861	3,876
Variation margin on futures contracts	1,044	790	–
Total Liabilities	3,455	10,209	8,244
Net Assets Applicable to Outstanding Shares	$ 2,302,054	$ 1,493,320	$ 1,686,389
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 2,273,864	$ 1,563,186	$ 1,377,065
Accumulated undistributed (overdistributed) net investment income (loss)	30,948	15,097	(6,392)
Accumulated undistributed (overdistributed) net realized gain (loss)	(266,243)	(138,820)	108,951
Net unrealized appreciation (depreciation) of investments	263,485	53,857	206,765
Total Net Assets	$ 2,302,054	$ 1,493,320	$ 1,686,389
Capital Stock (par value: $.01 a share):
Shares authorized	785,000	555,000	590,000
Net Asset Value Per Share:
Class A: Net Assets	$ 154,105	$ 155,664	$ 668,066
Shares Issued and Outstanding	17,357	16,722	47,563
Net Asset Value per share	$ 8.88	$ 9.31	$ 14.05
Maximum Offering Price	$ 9.02	$ 9.85	$ 14.87
Class B: Net Assets	N/A	$ 3,916	$ 28,212
Shares Issued and Outstanding		424	2,062
Net Asset Value per share		$ 9.23(a)	$ 13.68 (a)
Class C: Net Assets	$ 7,082	$ 1,858	$ 37,997
Shares Issued and Outstanding	807	202	2,807
Net Asset Value per share	$ 8.78 (a)	$ 9.18(a)	$ 13.54 (a)
Class J: Net Assets	$ 323,928	$ 45,068	$ 194,970
Shares Issued and Outstanding	36,788	4,905	14,331
Net Asset Value per share	$ 8.81 (a)	$ 9.19(a)	$ 13.60 (a)
Class P: Net Assets	N/A	N/A	$ 50,375
Shares Issued and Outstanding			3,548
Net Asset Value per share			$ 14.20
Institutional: Net Assets	$ 1,292,005	$ 1,274,154	$ 580,128
Shares Issued and Outstanding	145,284	136,741	40,787
Net Asset Value per share	$ 8.89	$ 9.32	$ 14.22
R-1: Net Assets	$ 16,169	$ 1,191	$ 1,985
Shares Issued and Outstanding	1,832	129	146
Net Asset Value per share	$ 8.83	$ 9.23	$ 13.62
R-2: Net Assets	$ 36,188	$ 2,131	$ 8,697
Shares Issued and Outstanding	4,075	230	637
Net Asset Value per share	$ 8.88	$ 9.25	$ 13.66
R-3: Net Assets	$ 127,726	$ 2,700	$ 20,680
Shares Issued and Outstanding	14,371	292	1,487
Net Asset Value per share	$ 8.89	$ 9.26	$ 13.91
R-4: Net Assets	$ 120,723	$ 2,275	$ 44,862
Shares Issued and Outstanding	13,539	246	3,152
Net Asset Value per share	$ 8.92	$ 9.24	$ 14.23
R-5: Net Assets	$ 224,128	$ 4,363	$ 50,417
Shares Issued and Outstanding	24,955	468	3,572
Net Asset Value per share	$ 8.98	$ 9.32	$ 14.12

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

54

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	Money	Principal Capital	Real Estate
Amounts in thousands, except per share amounts	Market Fund	Appreciation Fund	Securities Fund
Investment in securities--at cost	$ 1,343,501	$ 1,215,204	$ 1,264,882
Assets
Investment in securities--at value	$ 1,343,501	$ 1,612,122	$ 1,736,672
Cash	15	39	10
Receivables:
Dividends and interest	102	1,406	–
Expense reimbursement from Manager	337	9	10
Expense reimbursement from Distributor	49	–	16
Fund shares sold	2,646	609	2,179
Investment securities sold	–	1,067	8,657
Other assets	26	5	–
Prepaid directors' expenses	2	–	–
Total Assets	1,346,678	1,615,257	1,747,544
Liabilities
Accrued management and investment advisory fees	450	615	1,120
Accrued administrative service fees	10	1	7
Accrued distribution fees	133	163	107
Accrued service fees	42	7	36
Accrued transfer agent fees	353	447	227
Accrued directors' expenses	–	–	1
Accrued other expenses	16	145	18
Payables:
Fund shares redeemed	7,040	1,565	2,965
Investment securities purchased	–	2,531	4,028
Total Liabilities	8,044	5,474	8,509
Net Assets Applicable to Outstanding Shares	$ 1,338,634	$ 1,609,783	$ 1,739,035
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,380,248	$ 1,239,245	$ 1,577,607
Accumulated undistributed (overdistributed) net investment income (loss)	–	10,993	(124)
Accumulated undistributed (overdistributed) net realized gain (loss)	(41,614)	(37,373)	(310,238)
Net unrealized appreciation (depreciation) of investments	–	396,918	471,790
Total Net Assets	$ 1,338,634	$ 1,609,783	$ 1,739,035
Capital Stock (par value: $.01 a share):
Shares authorized	17,575,000	880,000	830,000
Net Asset Value Per Share:
Class A: Net Assets	$ 516,229	$ 578,850	$ 121,955
Shares Issued and Outstanding	516,291	15,178	7,007
Net Asset Value per share	$ 1.00	$ 38.14	$ 17.40
Maximum Offering Price	$ 1.00	$ 40.36	$ 18.41
Class B: Net Assets	$ 23,065	$ 55,781	$ 8,942
Shares Issued and Outstanding	23,067	1,732	519
Net Asset Value per share	$ 1.00 (a)	$ 32.21(a)	$ 17.23 (a)
Class C: Net Assets	$ 27,556	$ 23,009	$ 17,554
Shares Issued and Outstanding	27,559	713	1,018
Net Asset Value per share	$ 1.00 (a)	$ 32.29(a)	$ 17.24 (a)
Class J: Net Assets	$ 316,914	N/A	$ 132,486
Shares Issued and Outstanding	316,951		7,770
Net Asset Value per share	$ 1.00 (a)		$ 17.05 (a)
Class P: Net Assets	N/A	$ 9,214	$ 18,080
Shares Issued and Outstanding		239	1,039
Net Asset Value per share		$ 38.56	$ 17.40
Institutional: Net Assets	$ 263,071	$ 907,061	$ 1,252,657
Shares Issued and Outstanding	263,101	23,482	71,955
Net Asset Value per share	$ 1.00	$ 38.63	$ 17.41
R-1: Net Assets	$ 8,697	$ 1,585	$ 6,951
Shares Issued and Outstanding	8,698	42	403
Net Asset Value per share	$ 1.00	$ 38.18	$ 17.25
R-2: Net Assets	$ 21,196	$ 1,840	$ 13,043
Shares Issued and Outstanding	21,198	48	775
Net Asset Value per share	$ 1.00	$ 38.26	$ 16.82
R-3: Net Assets	$ 46,976	$ 7,551	$ 39,405
Shares Issued and Outstanding	46,982	197	2,303
Net Asset Value per share	$ 1.00	$ 38.31	$ 17.11
R-4: Net Assets	$ 24,168	$ 7,661	$ 32,332
Shares Issued and Outstanding	24,170	199	1,904
Net Asset Value per share	$ 1.00	$ 38.42	$ 16.98
R-5: Net Assets	$ 90,762	$ 17,231	$ 95,630
Shares Issued and Outstanding	90,772	448	5,625
Net Asset Value per share	$ 1.00	$ 38.50	$ 17.00

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

55

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	Short-Term	SmallCap	SmallCap
Amounts in thousands, except per share amounts	Income Fund	Blend Fund	Growth Fund
Investment in securities--at cost	$ 1,133,926	$ 183,895	$ 64,342
Assets
Investment in securities--at value	$ 1,142,501	$ 208,560	$ 72,402
Cash	–	209	85
Receivables:
Dividends and interest	9,630	62	5
Expense reimbursement from Manager	1	3	8
Expense reimbursement from Distributor	9	10	3
Fund shares sold	3,511	73	28
Investment securities sold	3	1,854	719
Other assets	1	1	–
Prepaid directors' expenses	1	–	–
Total Assets	1,155,657	210,772	73,250
Liabilities
Accrued management and investment advisory fees	422	126	44
Accrued administrative service fees	1	–	–
Accrued distribution fees	146	51	20
Accrued service fees	2	1	1
Accrued transfer agent fees	182	132	114
Accrued directors' expenses	–	–	2
Accrued other expenses	28	20	15
Cash overdraft	7	–	–
Payables:
Dividends payable	1,667	–	–
Fund shares redeemed	4,601	121	58
Investment securities purchased	–	123	61
Variation margin on futures contracts	492	58	22
Total Liabilities	7,548	632	337
Net Assets Applicable to Outstanding Shares	$ 1,148,109	$ 210,140	$ 72,913
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,181,710	$ 228,382	$ 93,712
Accumulated undistributed (overdistributed) net investment income (loss)	(3)	–	–
Accumulated undistributed (overdistributed) net realized gain (loss)	(42,223)	(43,081)	(28,922)
Net unrealized appreciation (depreciation) of investments	8,625	24,839	8,123
Total Net Assets	$ 1,148,109	$ 210,140	$ 72,913
Capital Stock (par value: $.01 a share):
Shares authorized	685,000	455,000	705,000
Net Asset Value Per Share:
Class A: Net Assets	$ 320,548	$ 74,604	$ 38,211
Shares Issued and Outstanding	26,790	5,423	4,988
Net Asset Value per share	$ 11.97	$ 13.76	$ 7.66
Maximum Offering Price	$ 12.25	$ 14.56	$ 8.11
Class B: Net Assets	N/A	$ 3,740	$ 1,471
Shares Issued and Outstanding		290	201
Net Asset Value per share		$ 12.91(a)	$ 7.32 (a)
Class C: Net Assets	$ 90,899	$ 2,342	$ 2,307
Shares Issued and Outstanding	7,591	176	310
Net Asset Value per share	$ 11.97 (a)	$ 13.31(a)	$ 7.44 (a)
Class J: Net Assets	$ 73,750	$ 84,060	$ 25,112
Shares Issued and Outstanding	6,165	6,330	3,464
Net Asset Value per share	$ 11.96 (a)	$ 13.28(a)	$ 7.25 (a)
Class P: Net Assets	$ 28,420	N/A	N/A
Shares Issued and Outstanding	2,376
Net Asset Value per share	$ 11.96
Institutional: Net Assets	$ 626,736	$ 38,016	$ 620
Shares Issued and Outstanding	52,403	2,669	78
Net Asset Value per share	$ 11.96	$ 14.24	$ 8.00
R-1: Net Assets	$ 1,076	$ 151	$ 478
Shares Issued and Outstanding	90	11	64
Net Asset Value per share	$ 11.96	$ 13.50	$ 7.47
R-2: Net Assets	$ 243	$ 1,169	$ 313
Shares Issued and Outstanding	20	86	41
Net Asset Value per share	$ 11.96	$ 13.52	$ 7.62
R-3: Net Assets	$ 2,997	$ 629	$ 623
Shares Issued and Outstanding	251	46	80
Net Asset Value per share	$ 11.96	$ 13.79	$ 7.76
R-4: Net Assets	$ 1,063	$ 2,011	$ 280
Shares Issued and Outstanding	89	143	35
Net Asset Value per share	$ 11.97	$ 14.06	$ 7.99
R-5: Net Assets	$ 2,377	$ 3,418	$ 3,498
Shares Issued and Outstanding	199	240	433
Net Asset Value per share	$ 11.96	$ 14.22	$ 8.08

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

56

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	SmallCap	Tax-Exempt
Amounts in thousands, except per share amounts	Value Fund	Bond Fund
Investment in securities--at cost	$ 81,714	$ 222,322
Assets
Investment in securities--at value	$ 84,447	$ 233,543
Cash	92	1,266
Receivables:
Dividends and interest	38	3,809
Expense reimbursement from Manager	4	3
Expense reimbursement from Distributor	4	–
Fund shares sold	69	675
Investment securities sold	780	–
Other assets	–	9
Total Assets	85,434	239,305
Liabilities
Accrued management and investment advisory fees	52	89
Accrued administrative service fees	1	–
Accrued distribution fees	23	56
Accrued service fees	4	–
Accrued transfer agent fees	66	32
Accrued directors' expenses	1	–
Accrued other expenses	16	15
Payables:
Dividends payable	–	794
Fund shares redeemed	66	158
Interest expense and fees payable	–	129
Variation margin on futures contracts	24	–
Floating rate notes issued	–	6,515
Total Liabilities	253	7,788
Net Assets Applicable to Outstanding Shares	$ 85,181	$ 231,517
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 110,778	$ 239,222
Accumulated undistributed (overdistributed) net investment income (loss)	5	527
Accumulated undistributed (overdistributed) net realized gain (loss)	(28,310)	(19,453)
Net unrealized appreciation (depreciation) of investments	2,708	11,221
Total Net Assets	$ 85,181	$ 231,517
Capital Stock (par value: $.01 a share):
Shares authorized	830,000	300,000
Net Asset Value Per Share:
Class A: Net Assets	$ 13,582	$ 221,693
Shares Issued and Outstanding	957	31,205
Net Asset Value per share	$ 14.19	$ 7.10
Maximum Offering Price	$ 15.02	$ 7.38
Class B: Net Assets	$ 1,931	$ 2,851
Shares Issued and Outstanding	141	401
Net Asset Value per share	$ 13.68 (a)	$ 7.10(a)
Class C: Net Assets	$ 2,784	$ 6,973
Shares Issued and Outstanding	200	980
Net Asset Value per share	$ 13.91 (a)	$ 7.12(a)
Class J: Net Assets	$ 38,876	N/A
Shares Issued and Outstanding	2,829
Net Asset Value per share	$ 13.74 (a)
Institutional: Net Assets	$ 9,584	N/A
Shares Issued and Outstanding	673
Net Asset Value per share	$ 14.24
R-1: Net Assets	$ 1,605	N/A
Shares Issued and Outstanding	115
Net Asset Value per share	$ 13.99
R-2: Net Assets	$ 2,557	N/A
Shares Issued and Outstanding	182
Net Asset Value per share	$ 14.03
R-3: Net Assets	$ 5,633	N/A
Shares Issued and Outstanding	397
Net Asset Value per share	$ 14.19
R-4: Net Assets	$ 2,664	N/A
Shares Issued and Outstanding	186
Net Asset Value per share	$ 14.29
R-5: Net Assets	$ 5,965	N/A
Shares Issued and Outstanding	415
Net Asset Value per share	$ 14.37

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

57

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	Bond & Mortgage	California	Diversified
Amounts in thousands	Securities Fund	Municipal Fund	International Fund
Net Investment Income (Loss)
Income:
Dividends	$ 50	$ –	$ 64,807
Withholding tax	(1)	–	(7,712)
Interest	86,858	13,137	22
Total Income	86,907	13,137	57,117
Expenses:
Management and investment advisory fees	10,239	1,123	17,290
Distribution fees - Class A	325	528	671
Distribution fees - Class B	82	63	155
Distribution fees - Class C	60	103	115
Distribution fees - Class J	911	N/A	808
Distribution fees - R-1	37	N/A	31
Distribution fees - R-2	67	N/A	51
Distribution fees - R-3	102	N/A	163
Distribution fees - R-4	34	N/A	48
Administrative service fees - R-1	30	N/A	25
Administrative service fees - R-2	45	N/A	34
Administrative service fees - R-3	29	N/A	46
Administrative service fees - R-4	10	N/A	14
Administrative service fees - R-5	6	N/A	9
Registration fees - Class A	19	14	7
Registration fees - Class B	14	12	11
Registration fees - Class C	14	17	14
Registration fees - Class J	14	N/A	13
Registration fees - Class P	N/A	N/A	15
Registration fees - Institutional	23	N/A	21
Service fees - R-1	26	N/A	22
Service fees - R-2	56	N/A	42
Service fees - R-3	102	N/A	164
Service fees - R-4	86	N/A	120
Service fees - R-5	161	N/A	217
Shareholder reports - Class J	22	N/A	28
Shareholder reports - Institutional	–	N/A	1
Transfer agent fees - Class A	278	94	742
Transfer agent fees - Class B	38	11	96
Transfer agent fees - Class C	16	10	35
Transfer agent fees - Class J	257	N/A	256
Transfer agent fees - Class P	N/A	N/A	1
Transfer agent fees - Institutional	3	N/A	15
Custodian fees	25	2	614
Directors' expenses	20	9	38
Interest expense and fees	–	114	–
Professional fees	18	18	39
Other expenses	33	8	31
Total Gross Expenses	13,202	2,126	22,002
Less: Reimbursement from Manager - Class A	87	–	–
Less: Reimbursement from Manager - Class B	46	2	7
Less: Reimbursement from Manager - Class C	17	–	29
Less: Reimbursement from Manager - Class P	N/A	N/A	16
Less: Reimbursement from Manager - Institutional	26	N/A	–
Less: Reimbursement from Distributor - Class J	287	N/A	254
Total Net Expenses	12,739	2,124	21,696
Net Investment Income (Loss)	74,168	11,013	35,421

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	(18,237)	(6,011)	109,590
Foreign currency transactions	(291)	–	(1,836)
Futures contracts	(401)	–	–
Swap agreements	(9,414)	–	–
Change in unrealized appreciation/depreciation of:
Investments	38,489	(4,403)	(187,859)
Swap agreements	2,308	–	–
Translation of assets and liabilities in foreign currencies	244	–	(121)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	12,698	(10,414)	(80,226)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 86,866	$ 599	$ (44,805)

See accompanying notes.

58

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

		Global Diversified	Global Real Estate
Amounts in thousands	Equity Income Fund	Income Fund	Securities Fund
Net Investment Income (Loss)
Income:
Dividends	$ 126,552	$ 38,724	$ 5,163
Withholding tax	(3,020)	(882)	(288)
Interest	134	119,822	3
Total Income	123,666	157,664	4,878
Expenses:
Management and investment advisory fees	16,995	17,024	1,673
Distribution fees - Class A	1,580	2,475	36
Distribution fees - Class B	1,053	N/A	N/A
Distribution fees - Class C	1,047	5,644	22
Distribution fees - R-1	6	N/A	N/A
Distribution fees - R-2	6	N/A	N/A
Distribution fees - R-3	40	N/A	N/A
Distribution fees - R-4	6	N/A	N/A
Administrative service fees - R-1	5	N/A	N/A
Administrative service fees - R-2	4	N/A	N/A
Administrative service fees - R-3	11	N/A	N/A
Administrative service fees - R-4	2	N/A	N/A
Administrative service fees - R-5	2	N/A	N/A
Registration fees - Class A	15	143	15
Registration fees - Class B	11	N/A	N/A
Registration fees - Class C	13	63	14
Registration fees - Class P	15	19	26
Registration fees - Institutional	43	37	–
Service fees - R-1	4	N/A	N/A
Service fees - R-2	5	N/A	N/A
Service fees - R-3	40	N/A	N/A
Service fees - R-4	15	N/A	N/A
Service fees - R-5	44	N/A	N/A
Shareholder reports - Class A	–	101	3
Shareholder reports - Class C	–	48	–
Shareholder reports - Class P	1	14	1
Shareholder reports - Institutional	1	18	3
Transfer agent fees - Class A	1,156	1,079	39
Transfer agent fees - Class B	316	N/A	N/A
Transfer agent fees - Class C	152	564	9
Transfer agent fees - Class P	8	63	5
Transfer agent fees - Institutional	37	99	49
Custodian fees	5	116	82
Directors' expenses	47	55	5
Professional fees	18	26	27
Other expenses	48	32	1
Total Gross Expenses	22,751	27,620	2,010
Less: Reimbursement from Manager - Class A	–	–	24
Less: Reimbursement from Manager - Class C	–	–	18
Less: Reimbursement from Manager - Class P	–	–	26
Less: Reimbursement from Manager - Institutional	–	–	70
Total Net Expenses	22,751	27,620	1,872
Net Investment Income (Loss)	100,915	130,044	3,006

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	(4,299)	6,037	(3,389)
Foreign currency transactions	–	(37)	564
Change in unrealized appreciation/depreciation of:
Investments	117,522	(100,445)	(8,189)
Translation of assets and liabilities in foreign currencies	–	7	(119)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	113,223	(94,438)	(11,133)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 214,138	$ 35,606	$ (8,127)

See accompanying notes.

59

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	Government & High
Amounts in thousands	Quality Bond Fund	High Yield Fund	Income Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ –	$ 744	$ –
Dividends	–	5,227	–
Withholding tax from affiliated securities	–	(89)	–
Withholding tax	–	(20)	–
Interest from affiliated securities	–	1,507	–
Interest	69,204	274,932	82,680
Total Income	69,204	282,301	82,680
Expenses:
Management and investment advisory fees	8,415	16,973	7,318
Distribution fees - Class A	1,005	4,634	650
Distribution fees - Class B	244	636	276
Distribution fees - Class C	742	5,113	580
Distribution fees - Class J	512	N/A	203
Distribution fees - R-1	13	N/A	1
Distribution fees - R-2	22	N/A	1
Distribution fees - R-3	48	N/A	11
Distribution fees - R-4	8	N/A	2
Administrative service fees - R-1	10	N/A	1
Administrative service fees - R-2	15	N/A	–
Administrative service fees - R-3	13	N/A	3
Administrative service fees - R-4	2	N/A	1
Administrative service fees - R-5	2	N/A	–
Registration fees - Class A	50	90	37
Registration fees - Class B	8	12	9
Registration fees - Class C	20	35	16
Registration fees - Class J	16	N/A	25
Registration fees - Class P	15	20	15
Registration fees - Institutional	21	40	27
Service fees - R-1	9	N/A	1
Service fees - R-2	19	N/A	–
Service fees - R-3	48	N/A	11
Service fees - R-4	19	N/A	5
Service fees - R-5	38	N/A	12
Shareholder reports - Class A	7	–	5
Shareholder reports - Class C	4	16	3
Shareholder reports - Class J	18	N/A	2
Shareholder reports - Class P	–	29	–
Shareholder reports - Institutional	1	63	12
Transfer agent fees - Class A	599	2,714	350
Transfer agent fees - Class B	85	104	68
Transfer agent fees - Class C	79	553	83
Transfer agent fees - Class J	205	N/A	122
Transfer agent fees - Class P	3	129	3
Transfer agent fees - Institutional	5	319	80
Custodian fees	7	18	4
Directors' expenses	20	79	16
Professional fees	19	20	19
Other expenses	29	70	22
Total Gross Expenses	12,395	31,667	9,994
Less: Reimbursement from Manager - Class B	57	–	–
Less: Reimbursement from Manager - Class C	10	–	–
Less: Reimbursement from Manager - Class J	25	N/A	19
Less: Reimbursement from Manager - Class P	10	–	10
Less: Reimbursement from Manager - Institutional	–	103	–
Less: Reimbursement from Manager - R-1	4	N/A	–
Less: Reimbursement from Manager - R-2	7	N/A	–
Less: Reimbursement from Manager - R-3	18	N/A	–
Less: Reimbursement from Manager - R-4	7	N/A	–
Less: Reimbursement from Manager - R-5	14	N/A	–
Less: Reimbursement from Distributor - Class A	402	–	–
Less: Reimbursement from Distributor - Class J	161	–	65
Total Net Expenses	11,680	31,564	9,900
Net Investment Income (Loss)	57,524	250,737	72,780

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	26,052	121,243	(8,601)
Investment transactions in affiliated securities	–	(1,584)	–
Foreign currency transactions	–	132	2
Swap agreements	–	103	–
Change in unrealized appreciation/depreciation of:
Investments	(22,304)	(231,964)	(763)
Investments in affiliated securities	–	(7,296)	–
Swap agreements	–	1,503	–
Translation of assets and liabilities in foreign currencies	–	(56)	(1)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	3,748	(117,919)	(9,363)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 61,272	$ 132,818	$ 63,417

See accompanying notes.

60

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

		International
	Inflation	Emerging	LargeCap
Amounts in thousands	Protection Fund	Markets Fund	Growth Fund
Net Investment Income (Loss)
Income:
Dividends	$ –	$ 49,947	$ 21,061
Withholding tax	–	(5,390)	(17)
Interest	28,322	10	56
Total Income	28,322	44,567	21,100
Expenses:
Management and investment advisory fees	2,948	18,968	15,148
Distribution fees - Class A	55	336	812
Distribution fees - Class B	N/A	136	159
Distribution fees - Class C	43	133	117
Distribution fees - Class J	38	892	208
Distribution fees - R-1	3	31	60
Distribution fees - R-2	3	37	36
Distribution fees - R-3	8	100	118
Distribution fees - R-4	1	28	30
Administrative service fees - R-1	3	25	48
Administrative service fees - R-2	2	25	24
Administrative service fees - R-3	2	28	33
Administrative service fees - R-4	–	8	9
Administrative service fees - R-5	–	4	13
Registration fees - Class A	18	14	–
Registration fees - Class B	N/A	13	8
Registration fees - Class C	14	14	15
Registration fees - Class J	11	–	12
Registration fees - Class P	N/A	15	15
Registration fees - Institutional	20	26	23
Service fees - R-1	2	22	43
Service fees - R-2	2	31	30
Service fees - R-3	9	100	118
Service fees - R-4	2	70	74
Service fees - R-5	4	95	339
Shareholder reports - Class A	1	–	–
Shareholder reports - Class J	1	25	8
Shareholder reports - Institutional	–	39	29
Transfer agent fees - Class A	41	349	1,101
Transfer agent fees - Class B	N/A	66	92
Transfer agent fees - Class C	11	42	31
Transfer agent fees - Class J	21	266	71
Transfer agent fees - Class P	N/A	1	1
Transfer agent fees - Institutional	7	101	157
Custodian fees	2	1,094	3
Directors' expenses	16	23	28
Professional fees	18	39	20
Other expenses	11	42	36
Total Gross Expenses	3,317	23,238	19,069
Less: Reimbursement from Manager - Class A	4	–	–
Less: Reimbursement from Manager - Class B	N/A	2	–
Less: Reimbursement from Manager - Class C	15	–	–
Less: Reimbursement from Manager - Class P	N/A	16	15
Less: Reimbursement from Distributor - Class J	12	280	66
Total Net Expenses	3,286	22,940	18,988
Net Investment Income (Loss)	25,036	21,627	2,112

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	36,375	129,742	179,271
Foreign currency transactions	191	(3,700)	–
Futures contracts	(9,803)	–	–
Swap agreements	1,055	–	–
Change in unrealized appreciation/depreciation of:
Investments	18,191	(259,591)	(69,147)
Futures contracts	(1,035)	–	–
Swap agreements	306	–	–
Translation of assets and liabilities in foreign currencies	(18)	197	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	45,262	(133,352)	110,124
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 70,298	$ (111,725)	$ 112,236

See accompanying notes.

61

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	LargeCap S&P 500	LargeCap
Amounts in thousands	Index Fund	Value Fund	MidCap Blend Fund
Net Investment Income (Loss)
Income:
Dividends	$ 48,611	$ 26,765	$ 18,314
Withholding tax	–	(37)	(301)
Interest	57	25	18
Total Income	48,668	26,753	18,031
Expenses:
Management and investment advisory fees	3,677	6,092	9,618
Distribution fees - Class A	243	416	1,578
Distribution fees - Class B	N/A	53	346
Distribution fees - Class C	65	19	318
Distribution fees - Class J	1,509	208	877
Distribution fees - R-1	61	5	8
Distribution fees - R-2	124	8	22
Distribution fees - R-3	321	6	56
Distribution fees - R-4	115	2	22
Administrative service fees - R-1	49	3	6
Administrative service fees - R-2	83	6	14
Administrative service fees - R-3	90	2	16
Administrative service fees - R-4	34	1	7
Administrative service fees - R-5	22	–	5
Registration fees - Class A	18	15	35
Registration fees - Class B	N/A	14	9
Registration fees - Class C	13	14	15
Registration fees - Class J	10	12	13
Registration fees - Class P	N/A	N/A	27
Registration fees - Institutional	99	11	20
Service fees - R-1	44	3	6
Service fees - R-2	103	7	18
Service fees - R-3	321	7	56
Service fees - R-4	287	6	56
Service fees - R-5	567	14	113
Shareholder reports - Class A	–	–	8
Shareholder reports - Class C	–	–	1
Shareholder reports - Class J	39	8	26
Shareholder reports - Institutional	14	14	10
Transfer agent fees - Class A	494	465	1,190
Transfer agent fees - Class B	N/A	34	141
Transfer agent fees - Class C	16	10	61
Transfer agent fees - Class J	344	90	275
Transfer agent fees - Class P	N/A	N/A	9
Transfer agent fees - Institutional	102	100	61
Custodian fees	11	4	8
Directors' expenses	35	13	35
Professional fees	20	18	18
Other expenses	65	18	26
Total Gross Expenses	8,995	7,698	15,130
Less: Reimbursement from Manager - Class A	–	–	20
Less: Reimbursement from Manager - Class B	N/A	10	6
Less: Reimbursement from Manager - Class C	20	20	–
Less: Reimbursement from Distributor - Class J	476	66	277
Total Net Expenses	8,499	7,602	14,827
Net Investment Income (Loss)	40,169	19,151	3,204

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	15,159	71,592	111,781
Foreign currency transactions	–	–	(6)
Futures contracts	4,573	842	–
Change in unrealized appreciation/depreciation of:
Investments	119,996	(28,627)	58,385
Futures contracts	(1,066)	497	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	138,662	44,304	170,160
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 178,831	$ 63,455	$ 173,364

See accompanying notes.

62

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

		Principal Capital	Real Estate
Amounts in thousands	Money Market Fund	Appreciation Fund	Securities Fund
Net Investment Income (Loss)
Income:
Dividends	$ –	$ 23,953	$ 28,171
Withholding tax	–	(143)	–
Interest	3,687	35	15
Total Income	3,687	23,845	28,186
Expenses:
Management and investment advisory fees	5,141	7,101	14,083
Distribution fees - Class A	N/A	1,066	302
Distribution fees - Class B	278	584	107
Distribution fees - Class C	211	211	164
Distribution fees - Class J	740	N/A	598
Distribution fees - R-1	33	2	25
Distribution fees - R-2	69	2	42
Distribution fees - R-3	121	7	101
Distribution fees - R-4	23	5	28
Administrative service fees - R-1	26	1	20
Administrative service fees - R-2	46	2	28
Administrative service fees - R-3	34	2	28
Administrative service fees - R-4	7	2	8
Administrative service fees - R-5	11	1	8
Registration fees - Class A	–	6	28
Registration fees - Class B	–	–	13
Registration fees - Class C	–	15	15
Registration fees - Class J	–	N/A	13
Registration fees - Class P	N/A	15	15
Registration fees - Institutional	35	22	25
Service fees - R-1	23	1	18
Service fees - R-2	57	2	35
Service fees - R-3	121	7	101
Service fees - R-4	57	13	71
Service fees - R-5	288	33	188
Shareholder reports - Class A	–	–	5
Shareholder reports - Class B	6	–	–
Shareholder reports - Class C	1	–	1
Shareholder reports - Class J	–	N/A	17
Shareholder reports - Institutional	–	–	45
Transfer agent fees - Class A	712	750	313
Transfer agent fees - Class B	53	214	58
Transfer agent fees - Class C	20	49	39
Transfer agent fees - Class J	330	N/A	223
Transfer agent fees - Class P	N/A	4	3
Transfer agent fees - Institutional	4	21	157
Custodian fees	2	11	6
Directors' expenses	32	20	32
Professional fees	24	19	17
Other expenses	29	18	32
Total Gross Expenses	8,534	10,206	17,012
Less: Reimbursement from Manager - Class A	1,314	–	–
Less: Reimbursement from Manager - Class B	298	–	32
Less: Reimbursement from Manager - Class C	47	–	–
Less: Reimbursement from Manager - Class J	1,419	N/A	–
Less: Reimbursement from Manager - Class P	N/A	11	9
Less: Reimbursement from Manager - Institutional	324	–	–
Less: Reimbursement from Manager - R-1	60	–	–
Less: Reimbursement from Manager - R-2	129	–	–
Less: Reimbursement from Manager - R-3	212	–	–
Less: Reimbursement from Manager - R-4	91	–	–
Less: Reimbursement from Manager - R-5	426	–	–
Less: Reimbursement from Distributor - Class B	70	–	–
Less: Reimbursement from Distributor - Class C	211	–	–
Less: Reimbursement from Distributor - Class J	–	N/A	188
Less: Reimbursement from Distributor - R-1	33	–	–
Less: Reimbursement from Distributor - R-2	69	–	–
Less: Reimbursement from Distributor - R-3	121	–	–
Less: Reimbursement from Distributor - R-4	23	–	–
Total Net Expenses	3,687	10,195	16,783
Net Investment Income (Loss)	–	13,650	11,403

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	4	21,191	147,048
Change in unrealized appreciation/depreciation of:
Investments	–	52,912	15,930
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	4	74,103	162,978
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 4	$ 87,753	$ 174,381

See accompanying notes.

63

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	Short-Term	SmallCap	SmallCap
Amounts in thousands	Income Fund	Blend Fund	Growth Fund
Net Investment Income (Loss)
Income:
Dividends	$ –	$ 2,006	$ 602
Interest	31,333	7	4
Total Income	31,333	2,013	606
Expenses:
Management and investment advisory fees	4,496	1,688	784
Distribution fees - Class A	473	198	103
Distribution fees - Class B	N/A	50	20
Distribution fees - Class C	884	23	25
Distribution fees - Class J	290	410	123
Distribution fees - R-1	3	1	2
Distribution fees - R-2	1	4	1
Distribution fees - R-3	8	2	2
Distribution fees - R-4	–	2	–
Administrative service fees - R-1	3	1	2
Administrative service fees - R-2	1	2	1
Administrative service fees - R-3	2	1	–
Administrative service fees - R-4	–	1	–
Registration fees - Class A	46	18	12
Registration fees - Class B	N/A	14	13
Registration fees - Class C	17	14	14
Registration fees - Class J	24	12	15
Registration fees - Class P	16	N/A	N/A
Registration fees - Institutional	25	14	8
Service fees - R-1	2	–	1
Service fees - R-2	1	3	1
Service fees - R-3	8	2	1
Service fees - R-4	1	6	1
Service fees - R-5	5	9	10
Shareholder reports - Class A	22	–	–
Shareholder reports - Class C	4	–	–
Shareholder reports - Class J	4	15	5
Shareholder reports - Institutional	7	–	10
Transfer agent fees - Class A	469	281	190
Transfer agent fees - Class B	N/A	34	17
Transfer agent fees - Class C	108	13	13
Transfer agent fees - Class J	142	129	45
Transfer agent fees - Class P	6	N/A	N/A
Transfer agent fees - Institutional	119	1	75
Custodian fees	5	8	9
Directors' expenses	19	10	6
Professional fees	20	16	16
Other expenses	18	5	4
Total Gross Expenses	7,249	2,987	1,529
Less: Reimbursement from Manager - Class B	N/A	17	19
Less: Reimbursement from Manager - Class C	–	17	15
Less: Reimbursement from Manager - Class P	1	N/A	N/A
Less: Reimbursement from Manager - Institutional	–	2	87
Less: Reimbursement from Manager - R-3	1	–	–
Less: Reimbursement from Distributor - Class J	92	129	39
Total Net Expenses	7,155	2,822	1,369
Net Investment Income (Loss)	24,178	(809)	(763)

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	7,679	25,073	53,105
Futures contracts	(5,070)	306	557
Change in unrealized appreciation/depreciation of:
Investments	(19,916)	(11,481)	(33,995)
Futures contracts	913	(1)	(128)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	(16,394)	13,897	19,539
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 7,784	$ 13,088	$ 18,776

See accompanying notes.

64

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	SmallCap	Tax-Exempt
Amounts in thousands	Value Fund	Bond Fund
Net Investment Income (Loss)
Income:
Dividends	$ 3,085	$ –
Interest	9	12,990
Total Income	3,094	12,990
Expenses:
Management and investment advisory fees	1,864	1,148
Distribution fees - Class A	40	555
Distribution fees - Class B	23	39
Distribution fees - Class C	31	68
Distribution fees - Class J	192	N/A
Distribution fees - R-1	7	N/A
Distribution fees - R-2	12	N/A
Distribution fees - R-3	21	N/A
Distribution fees - R-4	4	N/A
Administrative service fees - R-1	6	N/A
Administrative service fees - R-2	8	N/A
Administrative service fees - R-3	6	N/A
Administrative service fees - R-4	1	N/A
Administrative service fees - R-5	1	N/A
Registration fees - Class A	12	20
Registration fees - Class B	12	17
Registration fees - Class C	10	17
Registration fees - Class J	11	N/A
Registration fees - Institutional	10	N/A
Service fees - R-1	5	N/A
Service fees - R-2	10	N/A
Service fees - R-3	21	N/A
Service fees - R-4	10	N/A
Service fees - R-5	30	N/A
Shareholder reports - Class J	8	N/A
Shareholder reports - Institutional	8	N/A
Transfer agent fees - Class A	62	114
Transfer agent fees - Class B	17	9
Transfer agent fees - Class C	15	10
Transfer agent fees - Class J	74	N/A
Transfer agent fees - Institutional	50	N/A
Custodian fees	8	5
Directors' expenses	8	9
Interest expense and fees	–	96
Professional fees	17	17
Other expenses	6	6
Total Gross Expenses	2,620	2,130
Less: Reimbursement from Manager - Class A	21	–
Less: Reimbursement from Manager - Class B	17	23
Less: Reimbursement from Manager - Class C	16	21
Less: Reimbursement from Manager - Institutional	9	N/A
Less: Reimbursement from Distributor - Class J	61	N/A
Total Net Expenses	2,496	2,086
Net Investment Income (Loss)	598	10,904

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	60,339	(2,484)
Futures contracts	(123)	–
Change in unrealized appreciation/depreciation of:
Investments	(36,251)	(3,415)
Futures contracts	(25)	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	23,940	(5,899)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 24,538	$ 5,005

See accompanying notes.

65

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Bond & Mortgage Securities Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 74,168		$ 87,598
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions								(28,343)		3,410
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies									41,041	156,492
		Net Increase (Decrease) in Net Assets Resulting from Operations							86,866	247,500

Dividends and Distributions to Shareholders
From net investment income								(75,766)		(73,060)
From tax return of capital									(1,891)	–
					Total Dividends and Distributions			(77,657)		(73,060)

Capital Share Transactions
Net increase (decrease) in capital share transactions									9,766	(215,329)
Redemption fees - Class J									–	3
				Total increase (decrease) in net assets					18,975	(40,886)

Net Assets
Beginning of period								1,976,050		2,016,936
End of period (including undistributed net investment income as set forth below)								$ 1,995,025		$ 1,976,050
Undistributed (overdistributed) net investment income (loss)								$ 341		$ 10,950

	Class A Class B		Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 14,352 $	406 $	2,717	$ 24,839	$ 98,868	$ 2,967	$ 4,013 $	10,921 $	7,112	$ 27,390
Reinvested	4,522	244	151	7,270	58,806	339	777	1,448	1,260	2,479
Redeemed	(23,624)	(4,520)	(1,760)	(39,243)	(124,693)	(2,862)	(12,963)	(13,108)	(12,157)	(26,185)
Net Increase (Decrease)	$ (4,750) $	(3,870) $	1,108	$ (7,134) $	32,981	$ 444	$ (8,173) $	(739) $	(3,785) $	3,684
Shares:
Sold	1,360	38	258	2,341	9,382	282	385	1,047	667	2,602
Reinvested	429	23	14	687	5,589	32	74	138	118	236
Redeemed	(2,247)	(428)	(168)	(3,708)	(11,886)	(272)	(1,250)	(1,254)	(1,146)	(2,498)
Net Increase (Decrease)	(458)	(367)	104	(680)	3,085	42	(791)	(69)	(361)	340
Year Ended October 31, 2010
Dollars:
Sold	$ 19,771 $	1,143 $	2,793	$ 26,827	$ 129,306	$ 3,357	$ 4,831 $	8,512 $	14,745	$ 20,581
Reinvested	4,116	319	106	6,326	56,047	304	889	1,489	998	2,082
Redeemed	(27,203)	(4,942)	(1,312)	(32,721)	(387,884)	(3,674)	(9,159)	(18,081)	(8,176)	(26,719)
Net Increase (Decrease)	$ (3,316) $	(3,480) $	1,587	$ 432	$ (202,531) $	(13) $	(3,439) $	(8,080) $	7,567	$ (4,056)
Shares:
Sold	1,966	111	278	2,650	12,933	334	481	854	1,446	2,055
Reinvested	412	32	11	630	5,606	31	90	150	98	209
Redeemed	(2,700)	(488)	(131)	(3,237)	(38,620)	(365)	(916)	(1,808)	(800)	(2,683)
Net Increase (Decrease)	(322)	(345)	158	43	(20,081)	–	(345)	(804)	744	(419)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (4,674) $	(247) $	(166) $	(7,150) $	(57,379) $	(331) $	(758) $	(1,413) $	(1,229) $	(2,419)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
From tax return of capital	(117)	(6)	(4)	(179)	(1,432)	(8)	(19)	(35)	(31)	(60)
Total Dividends and
Distributions	$ (4,791) $	(253) $	(170) $	(7,329) $	(58,811) $	(339) $	(777) $	(1,448) $	(1,260) $	(2,479)
Year Ended October 31, 2010
From net investment
income	$ (4,412) $	(329) $	(123) $	(6,374) $	(56,051) $	(305) $	(889) $	(1,491) $	(1,001) $	(2,085)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (4,412) $	(329) $	(123) $	(6,374) $	(56,051) $	(305) $	(889) $	(1,491) $	(1,001) $	(2,085)

See accompanying notes.

66

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands				California Municipal Fund
				Year Ended	Year Ended
				October 31, 2011	October 31, 2010
Operations
Net investment income (loss)				$ 11,013	$ 14,288
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions				(6,011)	(2,937)
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies				(4,403)	15,466
		Net Increase (Decrease) in Net Assets Resulting from Operations		599	26,817

Dividends and Distributions to Shareholders
From net investment income				(11,159)	(13,988)
			Total Dividends and Distributions	(11,159)	(13,988)

Capital Share Transactions
Net increase (decrease) in capital share transactions				(57,592)	(48,987)
			Total increase (decrease) in net assets	(68,152)	(36,158)

Net Assets
Beginning of period				282,859	319,017
End of period (including undistributed net investment income as set forth below)				$ 214,707	$ 282,859
Undistributed (overdistributed) net investment income (loss)				$ 471	$ 827

	Class A	Class B	Class C
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 16,699 $	9 $	1,021
Reinvested	7,085	163	301
Redeemed	(68,099)	(10,274)	(4,497)
Net Increase (Decrease)	$ (44,315) $	(10,102) $	(3,175)
Shares:
Sold	1,774	1	106
Reinvested	752	18	32
Redeemed	(7,286)	(1,103)	(488)
Net Increase (Decrease)	(4,760)	(1,084)	(350)
Year Ended October 31, 2010
Dollars:
Sold	$ 35,603 $	111 $	3,096
Reinvested	7,595	664	342
Redeemed	(65,705)	(27,933)	(2,760)
Net Increase (Decrease)	$ (22,507) $	(27,158) $	678
Shares:
Sold	3,649	12	316
Reinvested	779	68	35
Redeemed	(6,742)	(2,870)	(282)
Net Increase (Decrease)	(2,314)	(2,790)	69

Distributions:
Year Ended October 31, 2011
From net investment income $ (10,492) $		(254) $	(413)
From net realized gain on
investments	–	–	–
Total Dividends and Distributions $ (10,492) $		(254) $	(413)
Year Ended October 31, 2010
From net investment income $ (12,459) $		(1,035) $	(494)
From net realized gain on
investments	–	–	–
Total Dividends and Distributions $ (12,459) $		(1,035) $	(494)

See accompanying notes.

67

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Diversified International Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 35,421		$ 19,145
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions								107,754			76,860
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies								(187,980)		120,496
		Net Increase (Decrease) in Net Assets Resulting from Operations						(44,805)		216,501

Dividends and Distributions to Shareholders
From net investment income								(23,568)		(22,219)
					Total Dividends and Distributions			(23,568)		(22,219)

Capital Share Transactions
Net increase (decrease) in capital share transactions								1,052,828		154,306
Redemption fees - Class B									–		1
Redemption fees - Class J									–		2
				Total increase (decrease) in net assets				984,455		348,591

Net Assets
Beginning of period								1,791,755		1,443,164
End of period (including undistributed net investment income as set forth below)								$ 2,776,210		$ 1,791,755
Undistributed (overdistributed) net investment income (loss)								$ 28,781		$ 16,018

	Class A	Class B	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 20,687 $	117	$ 1,897 $	19,528 $	973	$ 297,570	$ 1,347 $	1,962 $	8,963 $	8,246 $	22,836
Issued in acquisitions	7,826	–	528	34,227	–	862,088	967	2,158	7,084	2,497	4,631
Reinvested	2,137	–	36	1,649	–	16,574	54	126	614	516	1,072
Redeemed	(47,238)	(6,809)	(3,120)	(34,510)	(203)	(117,152)	(3,060)	(8,044)	(20,060)	(14,615)	(21,271)
Net Increase (Decrease)	$ (16,588) $	(6,692) $	(659) $	20,894 $	770	$ 1,059,080	$ (692) $	(3,798) $	(3,399) $	(3,356) $	7,268
Shares:
Sold	2,069	11	187	1,956	96	29,689	133	195	889	804	2,247
Issued in acquisitions	844	–	57	3,726	–	93,064	105	235	768	267	496
Reinvested	210	–	4	164	–	1,638	5	13	61	50	105
Redeemed	(4,686)	(679)	(312)	(3,468)	(21)	(11,716)	(302)	(801)	(2,052)	(1,465)	(2,097)
Net Increase (Decrease)	(1,563)	(668)	(64)	2,378	75	112,675	(59)	(358)	(334)	(344)	751
Year Ended October 31, 2010
Dollars:
Sold	$ 23,530 $	962	$ 1,990 $	20,854 $	10	$ 312,666	$ 1,890 $	3,191 $	6,989 $	5,318 $	13,298
Reinvested	3,086	9	77	2,150	–	13,296	101	233	925	756	1,322
Redeemed	(58,295)	(8,650)	(3,099)	(30,699)	–	(87,567)	(2,717)	(6,706)	(17,335)	(13,732)	(29,547)
Net Increase (Decrease)	$ (31,679) $	(7,679) $	(1,032) $	(7,695) $	10	$ 238,395	$ (726) $	(3,282) $	(9,421) $	(7,658) $ (14,927)
Shares:
Sold	2,625	106	222	2,361	1	34,291	215	361	783	590	1,391
Reinvested	339	1	8	238	–	1,469	11	26	102	83	146
Redeemed	(6,553)	(968)	(350)	(3,488)	–	(9,747)	(309)	(755)	(1,982)	(1,529)	(3,299)
Net Increase (Decrease)	(3,589)	(861)	(120)	(889)	1	26,013	(83)	(368)	(1,097)	(856)	(1,762)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (2,327) $	–	$ (39) $	(1,651) $	–	$ (17,169)	$ (54) $	(126) $	(614) $	(516) $	(1,072)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (2,327) $	–	$ (39) $	(1,651) $	–	$ (17,169)	$ (54) $	(126) $	(614) $	(516) $	(1,072)
Year Ended October 31, 2010
From net investment
income	$ (3,324) $	(10) $	(85) $	(2,151) $	–	$ (13,312)	$ (101) $	(233) $	(925) $	(756) $	(1,322)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (3,324) $	(10) $	(85) $	(2,151) $	–	$ (13,312)	$ (101) $	(233) $	(925) $	(756) $	(1,322)

See accompanying notes.

68

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Equity Income Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 100,915		$ 65,500
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									(4,299)	23,684
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies									117,522	318,109
		Net Increase (Decrease) in Net Assets Resulting from Operations							214,138	407,293

Dividends and Distributions to Shareholders
From net investment income									(96,794)	(59,201)
					Total Dividends and Distributions				(96,794)	(59,201)

Capital Share Transactions
Net increase (decrease) in capital share transactions									625,518	395,510
Redemption fees - Class A									–	1
					Total increase (decrease) in net assets				742,862	743,603

Net Assets
Beginning of period									2,680,993	1,937,390
End of period (including undistributed net investment income as set forth below)								$ 3,423,855		$ 2,680,993
Undistributed (overdistributed) net investment income (loss)								$ 19,926		$ 16,368

	Class A	Class B Class C		Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 142,531 $	1,320 $	19,466 $	36,421	$ 876,457	$ 2,637	$ 3,895	$ 20,819	$ 12,147	$ 23,934
Reinvested	14,854	1,585	1,609	333	74,552	43	41	415	154	517
Redeemed	(197,249)	(36,807)	(26,478)	(3,044)	(335,894)	(541)	(993)	(2,293)	(1,944)	(2,969)
Net Increase (Decrease)	$ (39,864) $ (33,902) $		(5,403) $	33,710	$ 615,115	$ 2,139	$ 2,943	$ 18,941	$ 10,357	$ 21,482
Shares:
Sold	8,072	76	1,128	2,004	50,462	150	220	1,179	685	1,366
Reinvested	854	92	94	19	4,278	2	2	24	9	30
Redeemed	(11,143)	(2,097)	(1,536)	(179)	(18,975)	(32)	(55)	(133)	(111)	(168)
Net Increase (Decrease)	(2,217)	(1,929)	(314)	1,844	35,765	120	167	1,070	583	1,228
Year Ended October 31, 2010
Dollars:
Sold	$ 90,968 $	1,981 $	8,189 $	10	$ 592,999	$ 347	$ 351	$ 4,180	$ 737	$ 5,939
Reinvested	12,889	1,645	1,395	–	40,865	3	2	23	1	–
Redeemed	(173,348)	(46,492)	(30,919)	–	(115,462)	(1)	(11)	(578)	(8)	(195)
Net Increase (Decrease)	$ (69,491) $ (42,866) $ (21,335) $			10	$ 518,402	$ 349	$ 342	$ 3,625	$ 730	$ 5,744
Shares:
Sold	5,749	126	524	1	36,601	22	23	261	45	360
Reinvested	825	107	91	–	2,611	–	–	1	–	–
Redeemed	(11,085)	(2,993)	(2,015)	–	(7,482)	–	(1)	(36)	(1)	(11)
Net Increase (Decrease)	(4,511)	(2,760)	(1,400)	1	31,730	22	22	226	44	349

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (16,471) $	(1,774) $	(2,028) $	(476) $	(74,875) $	(43) $	(41) $	(415) $	(154) $	(517)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (16,471) $	(1,774) $	(2,028) $	(476) $	(74,875) $	(43) $	(41) $	(415) $	(154) $	(517)
Year Ended October 31, 2010
From net investment
income	$ (14,600) $	(1,899) $	(1,772) $	–	$ (40,901) $	(3) $	(2) $	(23) $	(1) $	–
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (14,600) $	(1,899) $	(1,772) $	–	$ (40,901) $	(3) $	(2) $	(23) $	(1) $	–

See accompanying notes.

69

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					Global Diversified Income Fund
					Year Ended	Year Ended
					October 31, 2011	October 31, 2010
Operations
Net investment income (loss)					$ 130,044	$ 26,173
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions					6,000	12,251
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies					(100,438)	56,395
		Net Increase (Decrease) in Net Assets Resulting from Operations			35,606	94,819

Dividends and Distributions to Shareholders
From net investment income					(116,847)	(25,671)
From net realized gain on investments					(12,050)	(7,398)
				Total Dividends and Distributions	(128,897)	(33,069)

Capital Share Transactions
Net increase (decrease) in capital share transactions					1,640,152	1,007,381
Redemption fees - Class A					–	5
Redemption fees - Class C					–	1
				Total increase (decrease) in net assets	1,546,861	1,069,137

Net Assets
Beginning of period					1,151,408	82,271
End of period (including undistributed net investment income as set forth below)					$ 2,698,269	$ 1,151,408
Undistributed (overdistributed) net investment income (loss)					$ 15,715	$ 1,014

	Class A	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 1,002,450	$ 504,968 $ 519,521 $		399,001
Reinvested	40,617	17,377	5,011	29,347
Redeemed	(645,363)	(67,547)	(85,239)	(79,991)
Net Increase (Decrease)	$ 397,704	$ 454,798 $ 439,293 $		348,357
Shares:
Sold	74,684	37,798	38,697	29,840
Reinvested	3,055	1,315	382	2,213
Redeemed	(48,160)	(5,137)	(6,639)	(6,074)
Net Increase (Decrease)	29,579	33,976	32,440	25,979
Year Ended October 31, 2010
Dollars:
Sold	$ 628,047	$ 283,171 $	996	$ 153,870
Reinvested	8,989	2,829	4	13,533
Redeemed	(48,950)	(6,065)	(2)	(29,041)
Net Increase (Decrease)	$ 588,086	$ 279,935 $	998	$ 138,362
Shares:
Sold	49,728	22,440	75	12,367
Reinvested	712	224	–	1,105
Redeemed	(3,893)	(484)	–	(2,346)
Net Increase (Decrease)	46,547	22,180	75	11,126

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (51,742)	$ (26,171) $ (10,575) $		(28,359)
From net realized gain on
investments	(5,886)	(2,875)	(17)	(3,272)
Total Dividends and
Distributions	$ (57,628)	$ (29,046) $ (10,592) $		(31,631)
Year Ended October 31, 2010
From net investment
income	$ (12,717)	$ (4,859) $	(4) $	(8,091)
From net realized gain on
investments	(1,104)	(202)	–	(6,092)
Total Dividends and
Distributions	$ (13,821)	$ (5,061) $	(4) $	(14,183)

See accompanying notes.

70

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					Global Real Estate Securities Fund
					Year Ended	Year Ended
					October 31, 2011	October 31, 2010
Operations
Net investment income (loss)					$ 3,006	$ 179
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions					(2,825)	1,120
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies					(8,308)	1,266
		Net Increase (Decrease) in Net Assets Resulting from Operations			(8,127)	2,565

Dividends and Distributions to Shareholders
From net investment income					(3,381)	(506)
From net realized gain on investments					(584)	–
				Total Dividends and Distributions	(3,965)	(506)

Capital Share Transactions
Net increase (decrease) in capital share transactions					259,814	7,952
				Total increase (decrease) in net assets	247,722	10,011

Net Assets
Beginning of period					18,200	8,189
End of period (including undistributed net investment income as set forth below)					$ 265,922	$ 18,200
Undistributed (overdistributed) net investment income (loss)					$ 515	$ (153)

	Class A	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 11,378 $	1,911	$ 11,961	$ 261,504
Reinvested	242	13	34	3,598
Redeemed	(15,094)	(391)	(8,620)	(6,722)
Net Increase (Decrease)	$ (3,474) $	1,533	$ 3,375	$ 258,380
Shares:
Sold	1,643	278	1,596	35,196
Reinvested	36	2	5	513
Redeemed	(2,125)	(58)	(1,123)	(895)
Net Increase (Decrease)	(446)	222	478	34,814
Year Ended October 31, 2010
Dollars:
Sold	$ 13,935 $	997	N/A	$ –
Reinvested	253	20	N/A	–
Redeemed	(4,647)	(1,317)	N/A	(1,289)
Net Increase (Decrease)	$ 9,541 $	(300)	N/A	$ (1,289)
Shares:
Sold	2,181	168	N/A	–
Reinvested	42	3	N/A	–
Redeemed	(766)	(210)	N/A	(199)
Net Increase (Decrease)	1,457	(39)	N/A	(199)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (189) $	(16) $	(54) $	(3,122)
From net realized gain on
investments	(98)	(9)	–	(477)
Total Dividends and
Distributions	$ (287) $	(25) $	(54) $	(3,599)
Year Ended October 31, 2010
From net investment
income	$ (373) $	(83)	N/A	$ (50)
From net realized gain on
investments	–	–	N/A	–
Total Dividends and
Distributions	$ (373) $	(83)	N/A	$ (50)

See accompanying notes.

71

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

								Government & High Quality
Amounts in thousands									Bond Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 57,524		$ 60,522
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									26,052		9,800
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies								(22,304)			48,308
		Net Increase (Decrease) in Net Assets Resulting from Operations							61,272		118,630

Dividends and Distributions to Shareholders
From net investment income								(64,498)			(63,812)
					Total Dividends and Distributions			(64,498)			(63,812)

Capital Share Transactions
Net increase (decrease) in capital share transactions									56,325		226,833
Redemption fees - Class C									–		1
Redemption fees - Class J									–		2
				Total increase (decrease) in net assets					53,099		281,654

Net Assets
Beginning of period								1,683,436			1,401,782
End of period (including undistributed net investment income as set forth below)								$ 1,736,535		$ 1,683,436
Undistributed (overdistributed) net investment income (loss)								$ (1,142)		$ (81)

	Class A	Class B Class C		Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 132,359	$ 2,064 $	34,975	$ 35,855	$ 14,927	$ 118,698	$ 1,622	$ 2,009	$ 9,138	$ 4,119	$ 7,592
Reinvested	13,096	638	1,814	3,961	129	40,564	121	253	667	280	583
Redeemed	(145,568)	(21,697)	(30,378)	(28,609)	(2,135)	(118,159)	(2,672)	(2,961)	(9,022)	(2,464)	(5,474)
Net Increase (Decrease)	$ (113) $ (18,995) $		6,411	$ 11,207	$ 12,921	$ 41,103	$ (929) $	(699) $	783	$ 1,935	$ 2,701
Shares:
Sold	11,838	183	3,130	3,205	1,332	10,659	145	179	820	370	678
Reinvested	1,175	57	163	355	11	3,639	11	23	60	25	52
Redeemed	(13,094)	(1,954)	(2,738)	(2,566)	(190)	(10,557)	(241)	(266)	(813)	(222)	(491)
Net Increase (Decrease)	(81)	(1,714)	555	994	1,153	3,741	(85)	(64)	67	173	239
Year Ended October 31, 2010
Dollars:
Sold	$ 181,697	$ 6,306 $	55,140	$ 30,933	$ 10	$ 85,357	$ 2,299	$ 2,306	$ 13,101	$ 4,237	$ 8,948
Reinvested	11,837	1,342	1,155	3,884	–	41,144	122	298	590	206	545
Redeemed	(73,537)	(29,460)	(9,660)	(20,046)	–	(73,601)	(858)	(3,731)	(5,719)	(1,500)	(6,512)
Net Increase (Decrease)	$ 119,997	$ (21,812) $	46,635	$ 14,771	$ 10	$ 52,900	$ 1,563	$ (1,127) $	7,972	$ 2,943	$ 2,981
Shares:
Sold	16,392	573	4,977	2,786	1	7,733	206	209	1,184	380	807
Reinvested	1,068	121	104	351	–	3,713	11	27	53	19	49
Redeemed	(6,635)	(2,663)	(875)	(1,811)	–	(6,618)	(77)	(338)	(519)	(136)	(590)
Net Increase (Decrease)	10,825	(1,969)	4,206	1,326	1	4,828	140	(102)	718	263	266

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (14,949) $	(728) $	(2,151) $	(4,007) $	(158) $	(40,592) $	(121) $	(253) $	(676) $	(280) $	(583)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (14,949) $	(728) $	(2,151) $	(4,007) $	(158) $	(40,592) $	(121) $	(253) $	(676) $	(280) $	(583)
Year Ended October 31, 2010
From net investment
income	$ (13,946) $	(1,556) $	(1,462) $	(3,921) $	–	$ (41,160) $	(122) $	(298) $	(596) $	(206) $	(545)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (13,946) $	(1,556) $	(1,462) $	(3,921) $	–	$ (41,160) $	(122) $	(298) $	(596) $	(206) $	(545)

See accompanying notes.

72

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						High Yield Fund
						Year Ended	Year Ended
						October 31, 2011	October 31, 2010
Operations
Net investment income (loss)						$ 250,737	$ 248,844
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions						119,894	124,385
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies						(237,813)	103,208
		Net Increase (Decrease) in Net Assets Resulting from Operations				132,818	476,437

Dividends and Distributions to Shareholders
From net investment income						(260,039)	(252,806)
From net realized gain on investments						(61,641)	–
					Total Dividends and Distributions	(321,680)	(252,806)

Capital Share Transactions
Net increase (decrease) in capital share transactions						78,264	560,527
Redemption fees - Class A						–	18
Redemption fees - Class C						–	2
					Total increase (decrease) in net assets	(110,598)	784,178

Net Assets
Beginning of period						3,539,631	2,755,453
End of period (including undistributed net investment income as set forth below)						$ 3,429,033	$ 3,539,631
Undistributed (overdistributed) net investment income (loss)						$ 1,023	$ 4,331

	Class A	Class B	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 1,008,112	$ 1,944 $ 151,506		$ 536,960 $	386,472
Reinvested	149,904	3,755	29,914	12,145	63,743
Redeemed	(1,401,685)	(21,909)	(123,815)	(76,314)	(642,468)
Net Increase (Decrease)	$ (243,669)	$ (16,210) $	57,605	$ 472,791	$ (192,253)
Shares:
Sold	127,073	241	18,898	66,542	49,380
Reinvested	18,829	471	3,748	1,559	8,106
Redeemed	(174,865)	(2,735)	(15,487)	(9,858)	(80,194)
Net Increase (Decrease)	(28,963)	(2,023)	7,159	58,243	(22,708)
Year Ended October 31, 2010
Dollars:
Sold	$ 1,013,124	$ 9,317 $ 190,784		$ 271	$ 375,730
Reinvested	111,817	3,215	17,533	1	70,464
Redeemed	(790,385)	(20,307)	(84,583)	(1)	(336,453)
Net Increase (Decrease)	$ 334,556	$ (7,775) $ 123,734		$ 271	$ 109,741
Shares:
Sold	128,679	1,192	24,094	34	48,164
Reinvested	14,206	407	2,212	–	8,981
Redeemed	(100,977)	(2,576)	(10,725)	–	(43,042)
Net Increase (Decrease)	41,908	(977)	15,581	34	14,103

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (145,645)	$ (4,505) $	(36,223) $ (15,475) $		(58,191)
From net realized gain
on investments	(37,627)	(1,320)	(9,180)	(21)	(13,493)
Total Dividends and
Distributions	$ (183,272)	$ (5,825) $	(45,403) $ (15,496) $		(71,684)
Year Ended October 31, 2010
From net investment
income	$ (142,371)	$ (5,688) $ (30,431) $		(1) $	(74,315)
From net realized gain
on investments	–	–	–	–	–
Total Dividends and
Distributions	$ (142,371)	$ (5,688) $ (30,431) $		(1) $	(74,315)

See accompanying notes.

73

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Income Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 72,780		$ 65,542
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									(8,599)		(8,158)
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies									(764)		61,954
		Net Increase (Decrease) in Net Assets Resulting from Operations							63,417		119,338

Dividends and Distributions to Shareholders
From net investment income									(77,381)		(68,383)
From tax return of capital									(136)		–
					Total Dividends and Distributions				(77,517)		(68,383)

Capital Share Transactions
Net increase (decrease) in capital share transactions									275,878		204,288
Redemption fees - Class A									–		1
Redemption fees - Class J									–		1
				Total increase (decrease) in net assets					261,778		255,245

Net Assets
Beginning of period									1,337,081		1,081,836
End of period (including undistributed net investment income as set forth below)								$ 1,598,859		$ 1,337,081
Undistributed (overdistributed) net investment income (loss)								$ (8,738)		$ (8,959)

	Class A	Class B Class C		Class J	Class P Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 96,452	$ 1,544 $	20,113	$ 39,740	$ 11,616	$ 235,255	$ 960	$ 344	$ 7,941	$ 1,862	$ 11,765
Reinvested	10,823	905	1,948	2,143	134	57,621	16	7	208	95	237
Redeemed	(103,696)	(22,288)	(16,939)	(19,366)	(2,297)	(56,486)	(579)	(228)	(1,463)	(456)	(2,053)
Net Increase (Decrease)	$ 3,579	$ (19,839) $	5,122	$ 22,517	$ 9,453	$ 236,390	$ 397	$ 123	$ 6,686	$ 1,501	$ 9,949
Shares:
Sold	10,122	160	2,102	4,160	1,213	24,623	100	35	834	193	1,229
Reinvested	1,137	95	204	225	14	6,036	2	1	22	10	24
Redeemed	(10,900)	(2,334)	(1,775)	(2,032)	(240)	(5,910)	(61)	(24)	(154)	(48)	(215)
Net Increase (Decrease)	359	(2,079)	531	2,353	987	24,749	41	12	702	155	1,038
Year Ended October 31, 2010
Dollars:
Sold	$ 124,124	$ 6,861 $	31,188	$ 38,090	$ 30	$ 116,776	$ 17	$ 171	$ 1,508	$ 1,398	$ 432
Reinvested	9,125	1,663	1,537	951	–	50,813	–	1	10	5	4
Redeemed	(55,519)	(24,554)	(12,099)	(5,570)	–	(82,528)	–	–	(57)	(43)	(46)
Net Increase (Decrease)	$ 77,730	$ (16,030) $	20,626	$ 33,471	$ 30	$ 85,061	$ 17	$ 172	$ 1,461	$ 1,360	$ 390
Shares:
Sold	13,195	731	3,303	4,049	3	12,350	2	18	157	144	45
Reinvested	968	176	162	100	–	5,385	–	–	1	1	1
Redeemed	(5,906)	(2,601)	(1,285)	(590)	–	(8,769)	–	–	(6)	(4)	(5)
Net Increase (Decrease)	8,257	(1,694)	2,180	3,559	3	8,966	2	18	152	141	41

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (13,231) $	(1,177) $	(2,484) $	(2,178) $	(201) $	(57,548) $	(16) $	(7) $	(208) $	(95) $	(236)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
From tax return of capital	(23)	(2)	(4)	(4)	–	(102)	–	–	–	–	(1)
Total Dividends and
Distributions	$ (13,254) $	(1,179) $	(2,488) $	(2,182) $	(201) $	(57,650) $	(16) $	(7) $	(208) $	(95) $	(237)
Year Ended October 31, 2010
From net investment
income	$ (12,073) $	(2,299) $	(2,171) $	(963) $	–	$ (50,857) $	–	$ (1) $	(10) $	(5) $	(4)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (12,073) $	(2,299) $	(2,171) $	(963) $	–	$ (50,857) $	–	$ (1) $	(10) $	(5) $	(4)

See accompanying notes.

74

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Inflation Protection Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 25,036		$ 10,221
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									27,818	9,690
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies									17,444	35,650
		Net Increase (Decrease) in Net Assets Resulting from Operations							70,298	55,561

Dividends and Distributions to Shareholders
From net investment income								(22,129)		(10,381)
					Total Dividends and Distributions			(22,129)		(10,381)

Capital Share Transactions
Net increase (decrease) in capital share transactions								147,442		77,244
Redemption fees - Class J									–	1
				Total increase (decrease) in net assets				195,611		122,425

Net Assets
Beginning of period								584,446		462,021
End of period (including undistributed net investment income as set forth below)								$ 780,057		$ 584,446
Undistributed (overdistributed) net investment income (loss)								$ 591		$ 34

	Class A	Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 20,508	$ 4,024 $	9,285	$ 352,075	$ 776	$ 530	$ 2,648	$ 859 $	2,187
Reinvested	519	66	185	21,075	20	21	85	28	41
Redeemed	(8,509)	(1,679)	(4,003)	(249,051)	(194)	(595)	(1,239)	(987)	(1,233)
Net Increase (Decrease)	$ 12,518	$ 2,411 $	5,467	$ 124,099	$ 602	$ (44) $	1,494	$ (100) $	995
Shares:
Sold	2,478	490	1,110	43,220	96	65	328	106	264
Reinvested	63	8	23	2,581	2	2	10	3	5
Redeemed	(1,032)	(208)	(488)	(29,361)	(24)	(75)	(151)	(121)	(151)
Net Increase (Decrease)	1,509	290	645	16,440	74	(8)	187	(12)	118
Year Ended October 31, 2010
Dollars:
Sold	$ 8,815	$ 1,835 $	2,114	$ 116,273	$ 509	$ 462	$ 1,884	$ 580 $	886
Reinvested	178	16	104	9,942	7	12	32	13	16
Redeemed	(5,548)	(358)	(1,648)	(57,504)	(270)	(204)	(390)	(122)	(390)
Net Increase (Decrease)	$ 3,445	$ 1,493 $	570	$ 68,711	$ 246	$ 270	$ 1,526	$ 471 $	512
Shares:
Sold	1,120	236	276	14,864	66	60	246	76	114
Reinvested	22	2	13	1,267	1	2	4	2	2
Redeemed	(702)	(46)	(215)	(7,360)	(35)	(27)	(51)	(16)	(50)
Net Increase (Decrease)	440	192	74	8,771	32	35	199	62	66

Distributions:
Year Ended October 31, 2011
From net investment income $	(581) $	(90) $	(188) $	(21,075) $	(20) $	(21) $	(85) $	(28) $	(41)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(581) $	(90) $	(188) $	(21,075) $	(20) $	(21) $	(85) $	(28) $	(41)
Year Ended October 31, 2010
From net investment income $	(223) $	(26) $	(104) $	(9,948) $	(7) $	(12) $	(32) $	(13) $	(16)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(223) $	(26) $	(104) $	(9,948) $	(7) $	(12) $	(32) $	(13) $	(16)

See accompanying notes.

75

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								International Emerging Markets Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 21,627		$ 9,710
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									126,042	202,001
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies									(259,394)		93,842
		Net Increase (Decrease) in Net Assets Resulting from Operations							(111,725)	305,553

Dividends and Distributions to Shareholders
From net investment income									(7,252)		(9,058)
					Total Dividends and Distributions				(7,252)		(9,058)

Capital Share Transactions
Net increase (decrease) in capital share transactions									20,682		(2,822)
Redemption fees - Class J									–		6
				Total increase (decrease) in net assets					(98,295)	293,679

Net Assets
Beginning of period									1,556,332	1,262,653
End of period (including undistributed net investment income as set forth below)								$ 1,458,037		$ 1,556,332
Undistributed (overdistributed) net investment income (loss)								$ 16,943		$ 6,122

	Class A	Class B	Class C	Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 28,749 $	535	$ 4,116	$ 30,426 $	2,333	$ 222,792	$ 1,864	$ 3,342	$ 9,732	$ 7,947	$ 14,013
Reinvested	102	–	–	207	–	6,584	–	–	51	81	143
Redeemed	(43,524)	(5,262)	(4,044)	(51,659)	(293)	(149,699)	(5,875)	(5,779)	(16,996)	(13,708)	(15,496)
Net Increase (Decrease)	$ (14,673) $	(4,727) $	72	$ (21,026) $	2,040	$ 79,677	$ (4,011) $	(2,437) $	(7,213) $	(5,680) $	(1,340)
Shares:
Sold	1,100	21	163	1,205	93	8,595	73	127	379	317	537
Reinvested	4	–	–	8	–	246	–	–	2	3	5
Redeemed	(1,678)	(212)	(160)	(2,058)	(12)	(5,744)	(223)	(222)	(664)	(528)	(600)
Net Increase (Decrease)	(574)	(191)	3	(845)	81	3,097	(150)	(95)	(283)	(208)	(58)
Year Ended October 31, 2010
Dollars:
Sold	$ 33,040 $	1,963	$ 4,282	$ 38,797 $	10	$ 147,748	$ 3,505	$ 3,617	$ 16,503	$ 9,718	$ 13,783
Reinvested	288	–	–	712	–	7,299	20	32	165	169	246
Redeemed	(34,252)	(6,841)	(4,151)	(57,365)	–	(136,098)	(2,478)	(4,011)	(12,724)	(9,282)	(17,517)
Net Increase (Decrease)	$ (924) $	(4,878) $	131	$ (17,856) $	10	$ 18,949	$ 1,047	$ (362) $	3,944	$ 605	$ (3,488)
Shares:
Sold	1,441	90	192	1,758	–	6,554	155	161	735	429	601
Reinvested	13	–	–	32	–	321	1	2	8	8	11
Redeemed	(1,514)	(313)	(187)	(2,653)	–	(6,101)	(112)	(181)	(573)	(424)	(788)
Net Increase (Decrease)	(60)	(223)	5	(863)	–	774	44	(18)	170	13	(176)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (106) $	–	$ –	$ (207) $	–	$ (6,664) $	–	$ –	$ (51) $	(81) $	(143)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(106) $	–	$ –	$ (207) $	–	$ (6,664) $	–	$ –	$ (51) $	(81) $	(143)
Year Ended October 31, 2010
From net investment
income	$ (297) $	–	$ –	$ (713) $	–	$ (7,416) $	(20) $	(32) $	(165) $	(169) $	(246)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(297) $	–	$ –	$ (713) $	–	$ (7,416) $	(20) $	(32) $	(165) $	(169) $	(246)

See accompanying notes.

76

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									LargeCap Growth Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 2,112		$ (2,920)
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									179,271		174,764
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies									(69,147)		287,750
		Net Increase (Decrease) in Net Assets Resulting from Operations							112,236		459,594

Dividends and Distributions to Shareholders
From net investment income									–		(316)
					Total Dividends and Distributions				–		(316)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(168,316)		(358,275)
Redemption fees - Class C									–		1
Redemption fees - Class J									–		1
					Total increase (decrease) in net assets				(56,080)		101,005

Net Assets
Beginning of period									2,327,629		2,226,624
End of period (including undistributed net investment income as set forth below)								$ 2,271,549		$ 2,327,629
Undistributed (overdistributed) net investment income (loss)								$ 2,651		$ –

	Class A Class B		Class C	Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 27,333	$ 249	$ 2,955	$ 6,638	$ 1,306	$ 214,924	$ 2,188	$ 1,880	$ 6,115	$ 4,479	$ 20,691
Redeemed	(70,098)	(7,297)	(3,996)	(10,759)	(185)	(279,203)	(5,401)	(10,382)	(22,435)	(13,717)	(33,601)
Net Increase (Decrease)	$ (42,765) $	(7,048) $	(1,041) $	(4,121) $	1,121	$ (64,279) $	(3,213) $	(8,502) $	(16,320) $	(9,238) $ (12,910)
Shares:
Sold	3,407	33	383	873	164	26,471	276	236	740	534	2,547
Redeemed	(8,856)	(959)	(514)	(1,423)	(23)	(34,427)	(681)	(1,329)	(2,694)	(1,661)	(4,069)
Net Increase (Decrease)	(5,449)	(926)	(131)	(550)	141	(7,956)	(405)	(1,093)	(1,954)	(1,127)	(1,522)
Year Ended October 31, 2010
Dollars:
Sold	$ 38,760	$ 1,005	$ 3,122	$ 5,751	$ 10	$ 214,735	$ 7,400	$ 1,814	$ 4,805	$ 4,328	$ 73,107
Reinvested	–	–	–	–	–	312	–	–	–	–	–
Redeemed	(59,856)	(8,788)	(2,621)	(8,411)	–	(553,805)	(2,726)	(4,179)	(19,391)	(16,081)	(37,566)
Net Increase (Decrease)	$ (21,096) $	(7,783) $	501	$ (2,660) $	10	$ (338,758) $	4,674	$ (2,365) $	(14,586) $ (11,753) $		35,541
Shares:
Sold	5,601	153	461	869	1	30,625	1,109	263	601	600	10,516
Reinvested	–	–	–	–	–	45	–	–	–	–	–
Redeemed	(8,657)	(1,322)	(390)	(1,277)	–	(75,960)	(401)	(613)	(2,701)	(2,220)	(5,263)
Net Increase (Decrease)	(3,056)	(1,169)	71	(408)	1	(45,290)	708	(350)	(2,100)	(1,620)	5,253

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
Year Ended October 31, 2010
From net investment
income	$ –	$ –	$ –	$ –	$ –	$ (316) $	–	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ –	$ –	$ –	$ –	$ –	$ (316) $	–	$ –	$ –	$ –	$ –

See accompanying notes.

77

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap S&P 500 Index Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 40,169		$ 22,586
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									19,732	4,565
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies									118,930	205,527
		Net Increase (Decrease) in Net Assets Resulting from Operations							178,831	232,678

Dividends and Distributions to Shareholders
From net investment income									(28,555)	(14,232)
					Total Dividends and Distributions				(28,555)	(14,232)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(146,871)	1,169,305
Redemption fees - Class J									–	2
				Total increase (decrease) in net assets					3,405	1,387,753

Net Assets
Beginning of period									2,298,649	910,896
End of period (including undistributed net investment income as set forth below)								$ 2,302,054		$ 2,298,649
Undistributed (overdistributed) net investment income (loss)								$ 30,948		$ 19,333

	Class A	Class C Class J Institutional			R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 17,378 $	2,794	$ 36,467	$ 171,180	$ 4,568	$ 4,248 $	35,722	$ 34,043	$ 69,381
Reinvested	1,658	25	2,988	18,980	122	244	940	1,094	2,469
Redeemed	(29,254)	(2,046)	(54,056)	(329,816)	(6,584)	(19,001)	(30,622)	(28,207)	(51,586)
Net Increase (Decrease)	$ (10,218) $	773	$ (14,601) $ (139,656)		$ (1,894) $ (14,509) $		6,040	$ 6,930	$ 20,264
Shares:
Sold	1,934	323	4,114	19,213	518	479	4,017	3,894	7,813
Reinvested	189	3	343	2,164	14	28	107	124	278
Redeemed	(3,278)	(233)	(6,118)	(36,949)	(728)	(2,136)	(3,548)	(3,193)	(5,752)
Net Increase (Decrease)	(1,155)	93	(1,661)	(15,572)	(196)	(1,629)	576	825	2,339
Year Ended October 31, 2010
Dollars:
Sold	$ 19,353 $	1,806	$ 28,352	$ 385,606	$ 4,404	$ 7,425 $	18,555	$ 24,868	$ 36,893
Issued in acquisitions	82,849	715	31,682	835,129	987	1,620	648	1,285	3,459
Reinvested	759	41	3,639	2,616	156	623	2,000	1,324	3,049
Redeemed	(18,236)	(1,167)	(44,948)	(119,555)	(3,282)	(15,814)	(59,755)	(17,568)	(50,213)
Net Increase (Decrease)	$ 84,725 $	1,395	$ 18,725	$ 1,103,796	$ 2,265		$ (6,146) $ (38,552) $	9,909	$ (6,812)
Shares:
Sold	2,463	230	3,638	49,291	559	943	2,355	3,190	4,633
Issued in acquisitions	10,688	93	4,127	107,825	128	209	84	165	442
Reinvested	97	6	473	337	20	80	257	170	389
Redeemed	(2,315)	(152)	(5,759)	(15,277)	(419)	(2,022)	(7,610)	(2,239)	(6,369)
Net Increase (Decrease)	10,933	177	2,479	142,176	288	(790)	(4,914)	1,286	(905)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (1,689) $	(25) $	(2,992) $	(18,980)	$ (122) $	(244) $	(940) $	(1,094) $	(2,469)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,689) $	(25) $	(2,992) $	(18,980)	$ (122) $	(244) $	(940) $	(1,094) $	(2,469)
Year Ended October 31, 2010
From net investment
income	$ (777) $	(42) $	(3,645) $	(2,616)	$ (156) $	(623) $	(2,000) $	(1,324) $	(3,049)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (777) $	(42) $	(3,645) $	(2,616)	$ (156) $	(623) $	(2,000) $	(1,324) $	(3,049)

See accompanying notes.

78

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap Value Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 19,151		$ 14,661
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									72,434	15,839
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies								(28,130)		90,462
		Net Increase (Decrease) in Net Assets Resulting from Operations							63,455	120,962

Dividends and Distributions to Shareholders
From net investment income								(15,354)		(15,093)
					Total Dividends and Distributions			(15,354)		(15,093)

Capital Share Transactions
Net increase (decrease) in capital share transactions								270,500		278,985
					Total increase (decrease) in net assets			318,601		384,854

Net Assets
Beginning of period								1,174,719		789,865
End of period (including undistributed net investment income as set forth below)								$ 1,493,320		$ 1,174,719
Undistributed (overdistributed) net investment income (loss)								$ 15,097		$ 11,300

	Class A Class B		Class C Class J Institutional			R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 10,988 $	108	$ 603	$ 9,402	$ 406,887	$ 241 $	569 $	1,300	$ 1,080	$ 1,248
Reinvested	1,308	–	5	352	13,526	6	18	9	24	69
Redeemed	(25,789)	(2,583)	(414)	(8,646)	(131,142)	(452)	(1,846)	(2,201)	(1,253)	(2,917)
Net Increase (Decrease)	$ (13,493) $	(2,475) $	194	$ 1,108	$ 289,271	$ (205) $	(1,259) $	(892) $	(149) $	(1,600)
Shares:
Sold	1,154	11	64	1,001	41,109	26	60	138	111	132
Reinvested	140	–	–	38	1,456	1	2	1	3	7
Redeemed	(2,712)	(275)	(44)	(921)	(13,714)	(47)	(197)	(244)	(130)	(310)
Net Increase (Decrease)	(1,418)	(264)	20	118	28,851	(20)	(135)	(105)	(16)	(171)
Year Ended October 31, 2010
Dollars:
Sold	$ 13,842 $	423	$ 422	$ 6,090	$ 353,673	$ 378 $	622 $	679	$ 609	$ 2,182
Reinvested	2,168	3	13	536	12,051	22	41	94	33	73
Redeemed	(26,986)	(2,806)	(311)	(6,867)	(67,882)	(679)	(860)	(3,533)	(605)	(4,440)
Net Increase (Decrease)	$ (10,976) $	(2,380) $	124	$ (241) $	297,842	$ (279) $	(197) $	(2,760) $	37	$ (2,185)
Shares:
Sold	1,647	50	52	730	41,674	46	75	82	73	262
Reinvested	261	–	1	65	1,454	3	5	11	4	9
Redeemed	(3,214)	(333)	(38)	(830)	(8,146)	(82)	(103)	(439)	(73)	(530)
Net Increase (Decrease)	(1,306)	(283)	15	(35)	34,982	(33)	(23)	(346)	4	(259)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (1,345) $	–	$ (5) $	(352) $	(13,526) $	(6) $	(18) $	(9) $	(24) $	(69)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $ (1,345) $		–	$ (5) $	(352) $	(13,526) $	(6) $	(18) $	(9) $	(24) $	(69)
Year Ended October 31, 2010
From net investment
income	$ (2,227) $	(3) $	(13) $	(536) $	(12,051) $	(22) $	(41) $	(94) $	(33) $	(73)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $ (2,227) $		(3) $	(13) $	(536) $	(12,051) $	(22) $	(41) $	(94) $	(33) $	(73)

See accompanying notes.

79

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									MidCap Blend Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 3,204		$ 10,264
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									111,775		66,366
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies									58,385	188,997
		Net Increase (Decrease) in Net Assets Resulting from Operations							173,364	265,627

Dividends and Distributions to Shareholders
From net investment income									(15,700)		(5,794)
From net realized gain on investments									(49,428)		–
					Total Dividends and Distributions				(65,128)		(5,794)

Capital Share Transactions
Net increase (decrease) in capital share transactions									337,552	(114,443)
					Total increase (decrease) in net assets				445,788	145,390

Net Assets
Beginning of period									1,240,601	1,095,211
End of period (including undistributed net investment income as set forth below)								$ 1,686,389		$ 1,240,601
Undistributed (overdistributed) net investment income (loss)								$ (6,392)		$ 4,450

	Class A	Class B Class C		Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 177,196	$ 1,621	$ 22,855	$ 36,901	$ 61,210	$ 246,013	$ 528 $	4,788	$ 8,297	$ 40,386	$ 18,444
Reinvested	25,881	1,334	720	8,659	9	20,239	96	291	968	715	1,887
Redeemed	(123,401)	(15,058)	(8,811)	(38,455)	(10,071)	(117,418)	(1,081)	(2,310)	(8,604)	(6,865)	(9,412)
Net Increase (Decrease)	$ 79,676	$ (12,103) $	14,764	$ 7,105	$ 51,148	$ 148,834	$ (457) $	2,769	$ 661	$ 34,236	$ 10,919
Shares:
Sold	12,797	118	1,703	2,736	4,256	17,761	39	356	600	2,895	1,314
Reinvested	1,970	105	57	680	1	1,522	7	23	74	54	143
Redeemed	(8,866)	(1,112)	(645)	(2,881)	(716)	(8,262)	(79)	(169)	(653)	(494)	(682)
Net Increase (Decrease)	5,901	(889)	1,115	535	3,541	11,021	(33)	210	21	2,455	775
Year Ended October 31, 2010
Dollars:
Sold	$ 94,593	$ 2,865	$ 11,596	$ 22,873	$ 88	$ 52,461	$ 562 $	2,410	$ 8,749	$ 2,941	$ 24,278
Reinvested	1,565	–	19	423	–	3,166	4	11	43	38	113
Redeemed	(95,445)	(17,320)	(3,432)	(27,024)	–	(182,400)	(648)	(2,062)	(3,780)	(3,516)	(7,614)
Net Increase (Decrease)	$ 713	$ (14,455) $	8,183	$ (3,728) $	88	$ (126,773) $	(82) $	359	$ 5,012	$ (537) $	16,777
Shares:
Sold	7,886	249	1,002	1,984	7	4,382	50	204	721	239	1,986
Reinvested	138	–	2	39	–	278	–	1	4	3	10
Redeemed	(8,080)	(1,495)	(299)	(2,362)	–	(14,944)	(56)	(175)	(319)	(304)	(640)
Net Increase (Decrease)	(56)	(1,246)	705	(339)	7	(10,284)	(6)	30	406	(62)	1,356

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (6,065) $	–	$ (147) $	(1,853) $	(3) $	(6,640) $	(15) $	(60) $	(227) $	(186) $	(504)
From net realized gain on
investments	(20,835)	(1,392)	(862)	(6,815)	(6)	(16,553)	(81)	(231)	(741)	(529)	(1,383)
Total Dividends and
Distributions	$ (26,900) $	(1,392) $	(1,009) $	(8,668) $	(9) $	(23,193) $	(96) $	(291) $	(968) $	(715) $	(1,887)
Year Ended October 31, 2010
From net investment
income	$ (1,606) $	–	$ (24) $	(424) $	–	$ (3,531) $	(4) $	(11) $	(43) $	(38) $	(113)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,606) $	–	$ (24) $	(424) $	–	$ (3,531) $	(4) $	(11) $	(43) $	(38) $	(113)

See accompanying notes.

80

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Money Market Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ –		$ –
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									4		3,636
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies									–		–
		Net Increase (Decrease) in Net Assets Resulting from Operations							4		3,636

Capital Share Transactions
Net increase (decrease) in capital share transactions									14,549	(1,029,617)
					Total increase (decrease) in net assets				14,553	(1,025,981)

Net Assets
Beginning of period									1,324,081	2,350,062
End of period (including undistributed net investment income as set forth below)								$ 1,338,634		$ 1,324,081
Undistributed (overdistributed) net investment income (loss)								$ –		$ –

	Class A	Class B	Class C	Class J	Class S(a) Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 570,848	$ 10,967 $	30,190	$ 194,727	N/A	$ 200,053	$ 3,245 $	5,608	$ 25,655 $	13,578	$ 54,955
Redeemed	(559,870)	(23,973)	(23,271)	(188,063)	N/A	(139,058)	(4,366)	(10,118)	(34,905)	(12,285)	(99,368)
Net Increase (Decrease)	$ 10,978	$ (13,006) $	6,919	$ 6,664	N/A	$ 60,995	$ (1,121) $	(4,510) $	(9,250) $	1,293	$ (44,413)
Shares:
Sold	570,848	10,967	30,190	194,727	N/A	200,053	3,245	5,608	25,655	13,578	54,955
Redeemed	(559,870)	(23,973)	(23,271)	(188,063)	N/A	(139,058)	(4,366)	(10,118)	(34,905)	(12,285)	(99,368)
Net Increase (Decrease)	10,978	(13,006)	6,919	6,664	N/A	60,995	(1,121)	(4,510)	(9,250)	1,293	(44,413)
Year Ended October 31, 2010
Dollars:
Sold	$ 469,628	$ 12,489 $	14,391	$ 135,851	$ 6,506	$ 132,522	$ 2,839 $	8,696	$ 20,776 $	13,086	$ 56,656
Issued in acquisitions	1,527	–	526	16,294	–	109,510	10	5,323	1,061	8	650
Redeemed	(603,810)	(43,213)	(25,057)	(188,959)	(767,986)	(272,273)	(3,087)	(12,364)	(34,051)	(16,516)	(70,650)
Net Increase (Decrease)	$ (132,655) $	(30,724) $ (10,140) $ (36,814) $ (761,480) $				(30,241) $	(238) $	1,655	$ (12,214) $	(3,422) $ (13,344)
Shares:
Sold	469,628	12,489	14,391	135,851	6,506	132,522	2,839	8,696	20,776	13,086	56,656
Issued in acquisitions	1,527	–	526	16,294	–	109,510	10	5,323	1,061	8	650
Redeemed	(603,810)	(43,213)	(25,057)	(188,959)	(767,986)	(272,273)	(3,087)	(12,364)	(34,051)	(16,516)	(70,650)
Net Increase (Decrease)	(132,655)	(30,724)	(10,140)	(36,814)	(761,480)	(30,241)	(238)	1,655	(12,214)	(3,422)	(13,344)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ – $	–	$ –	N/A	$ –	$ – $	–	$ – $	–	$ –
From net realized gain on
investments	–	–	–	–	N/A	–	–	–	–	–	–
Total Dividends and
Distributions	$ –	$ – $	–	$ –	N/A	$ –	$ – $	–	$ – $	–	$ –
Year Ended October 31, 2010
From net investment
income	$ –	$ – $	–	$ –	$ –	$ –	$ – $	–	$ – $	–	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ –	$ – $	–	$ –	$ –	$ –	$ – $	–	$ – $	–	$ –

(a) Class S shares discontinued operations on November 23, 2009.

See accompanying notes.

81

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal Capital Appreciation Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 13,650		$ 14,924
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									21,191	40,887
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies									52,912	84,759
		Net Increase (Decrease) in Net Assets Resulting from Operations							87,753	140,570

Dividends and Distributions to Shareholders
From net investment income									(17,064)	(5,788)
From net realized gain on investments									(37,979)	(6,037)
					Total Dividends and Distributions				(55,043)	(11,825)

Capital Share Transactions
Net increase (decrease) in capital share transactions									490,980	75,455
Redemption fees - Class A									–	1
					Total increase (decrease) in net assets				523,690	204,201

Net Assets
Beginning of period									1,086,093	881,892
End of period (including undistributed net investment income as set forth below)								$ 1,609,783		$ 1,086,093
Undistributed (overdistributed) net investment income (loss)								$ 10,993		$ 14,366

	Class A	Class B Class C Class P Institutional				R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 49,738 $	934 $	5,427	$ 11,092	$ 332,965	$ 602	$ 1,342	$ 3,038	$ 4,982 $	11,110
Issued in acquisitions	187,973	8,780	2,409	–	32,435	981	615	4,033	477	626
Reinvested	15,325	1,987	727	–	34,698	10	4	50	155	509
Redeemed	(100,072)	(20,490)	(5,624)	(1,235)	(85,931)	(257)	(190)	(645)	(733)	(6,867)
Net Increase (Decrease)	$ 152,964 $	(8,789) $	2,939	$ 9,857	$ 314,167	$ 1,336	$ 1,771	$ 6,476	$ 4,881 $	5,378
Shares:
Sold	1,281	28	164	272	8,525	15	34	76	126	288
Issued in acquisitions	5,048	279	76	–	860	27	17	108	13	16
Reinvested	400	62	22	–	895	–	–	1	4	13
Redeemed	(2,576)	(618)	(170)	(33)	(2,171)	(7)	(5)	(17)	(19)	(175)
Net Increase (Decrease)	4,153	(249)	92	239	8,109	35	46	168	124	142
Year Ended October 31, 2010
Dollars:
Sold	$ 73,922 $	2,088 $	5,942	$ 10	$ 148,548	$ 230	$ 76	$ 1,070	$ 2,715 $	11,315
Reinvested	4,116	566	115	–	6,549	–	–	–	–	–
Redeemed	(96,011)	(30,115)	(4,221)	–	(51,147)	–	–	(10)	(3)	(300)
Net Increase (Decrease)	$ (17,973) $ (27,461) $		1,836	$ 10	$ 103,950	$ 230	$ 76	$ 1,060	$ 2,712 $	11,015
Shares:
Sold	2,102	69	199	–	4,189	7	2	29	75	314
Reinvested	120	20	4	–	188	–	–	–	–	–
Redeemed	(2,746)	(1,000)	(140)	–	(1,455)	–	–	–	–	(8)
Net Increase (Decrease)	(524)	(911)	63	–	2,922	7	2	29	75	306

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (4,465) $	(72) $	(102) $	–	$ (12,181) $	(3) $	(1) $	(18) $	(52) $	(170)
From net realized gain on
investments	(12,121)	(2,145)	(681)	–	(22,548)	(7)	(3)	(32)	(103)	(339)
Total Dividends and
Distributions	$ (16,586) $	(2,217) $	(783) $	–	$ (34,729) $	(10) $	(4) $	(50) $	(155) $	(509)
Year Ended October 31, 2010
From net investment
income	$ (1,961) $	– $	–	$ –	$ (3,827) $	–	$ –	$ –	$ – $	–
From net realized gain on
investments	(2,559)	(627)	(127)	–	(2,724)	–	–	–	–	–
Total Dividends and
Distributions	$ (4,520) $	(627) $	(127) $	–	$ (6,551) $	–	$ –	$ –	$ – $	–

See accompanying notes.

82

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Real Estate Securities Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 11,403		$ 33,716
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions								147,048			144,619
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies									15,930		367,079
		Net Increase (Decrease) in Net Assets Resulting from Operations						174,381			545,414

Dividends and Distributions to Shareholders
From net investment income								(19,887)			(34,411)
					Total Dividends and Distributions			(19,887)			(34,411)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(123,807)			(233,711)
Redemption fees - Class A									–		1
Redemption fees - Class J									–		2
				Total increase (decrease) in net assets					30,687		277,295

Net Assets
Beginning of period								1,708,348			1,431,053
End of period (including undistributed net investment income as set forth below)								$ 1,739,035		$ 1,708,348
Undistributed (overdistributed) net investment income (loss)								$ (124)		$ 606

	Class A Class B		Class C	Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 47,493	$ 605 $	7,933	$ 22,577 $	19,966	$ 254,379 $	3,331	$ 2,945 $	11,215 $	15,235	$ 48,718
Reinvested	851	33	30	1,112	17	15,786	36	88	318	265	803
Redeemed	(45,445)	(4,644)	(4,593)	(31,772)	(2,248)	(436,253)	(3,789)	(6,202)	(15,280)	(8,962)	(18,355)
Net Increase (Decrease)	$ 2,899	$ (4,006) $	3,370	$ (8,083) $	17,735	$ (166,088) $	(422) $	(3,169) $	(3,747) $	6,538	$ 31,166
Shares:
Sold	2,821	37	475	1,371	1,175	15,190	199	181	676	920	2,864
Reinvested	52	2	2	70	1	965	2	6	20	17	50
Redeemed	(2,666)	(279)	(276)	(1,949)	(138)	(26,502)	(231)	(384)	(928)	(559)	(1,112)
Net Increase (Decrease)	207	(240)	201	(508)	1,038	(10,347)	(30)	(197)	(232)	378	1,802
Year Ended October 31, 2010
Dollars:
Sold	$ 48,454	$ 1,291 $	7,536	$ 16,708 $	10	$ 275,456 $	2,809	$ 4,349 $	12,090 $	9,516	$ 20,962
Reinvested	1,376	108	68	1,882	–	28,095	76	219	666	353	1,116
Redeemed	(31,022)	(4,746)	(2,388)	(20,707)	–	(544,719)	(1,908)	(5,438)	(17,107)	(6,524)	(32,292)
Net Increase (Decrease)	$ 18,808	$ (3,347) $	5,216	$ (2,117) $	10	$ (241,168) $	977	$ (870) $	(4,351) $	3,345	$ (10,214)
Shares:
Sold	3,346	92	532	1,180	1	19,572	197	312	851	677	1,498
Reinvested	98	8	5	137	–	2,016	6	16	48	26	82
Redeemed	(2,143)	(338)	(167)	(1,506)	–	(37,245)	(135)	(396)	(1,224)	(496)	(2,394)
Net Increase (Decrease)	1,301	(238)	370	(189)	1	(15,657)	68	(68)	(325)	207	(814)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (928) $	(35) $	(47) $	(1,114) $	(61) $	(16,187) $	(36) $	(88) $	(321) $	(265) $	(805)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(928) $	(35) $	(47) $	(1,114) $	(61) $	(16,187) $	(36) $	(88) $	(321) $	(265) $	(805)
Year Ended October 31, 2010
From net investment
income	$ (1,462) $	(113) $	(87) $	(1,885) $	–	$ (28,434) $	(76) $	(219) $	(666) $	(353) $	(1,116)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,462) $	(113) $	(87) $	(1,885) $	–	$ (28,434) $	(76) $	(219) $	(666) $	(353) $	(1,116)

See accompanying notes.

83

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Short-Term Income Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 24,178		$ 19,465
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									2,609		(424)
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies								(19,003)			19,906
		Net Increase (Decrease) in Net Assets Resulting from Operations							7,784		38,947

Dividends and Distributions to Shareholders
From net investment income								(25,538)			(18,769)
					Total Dividends and Distributions			(25,538)			(18,769)

Capital Share Transactions
Net increase (decrease) in capital share transactions								212,475			464,046
Redemption fees - Class A									–		8
Redemption fees - Class C									–		1
					Total increase (decrease) in net assets			194,721			484,233

Net Assets
Beginning of period								953,388			469,155
End of period (including undistributed net investment income as set forth below)								$ 1,148,109		$ 953,388
Undistributed (overdistributed) net investment income (loss)								$ (3)		$ 230

	Class A	Class C	Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 186,160	$ 37,839	$ 41,021	$ 37,607	$ 268,816	$ 804	$ 622	$ 716	$ 1,190	$ 2,981
Reinvested	6,713	1,065	1,361	141	14,623	18	7	68	14	44
Redeemed	(197,554)	(36,070)	(20,452)	(9,139)	(121,167)	(520)	(604)	(1,036)	(637)	(2,156)
Net Increase (Decrease)	$ (4,681) $	2,834	$ 21,930	$ 28,609	$ 162,272	$ 302	$ 25	$ (252) $	567	$ 869
Shares:
Sold	15,467	3,139	3,406	3,117	22,300	67	51	60	100	247
Reinvested	557	89	113	12	1,214	1	1	6	1	4
Redeemed	(16,396)	(2,994)	(1,700)	(762)	(10,074)	(43)	(51)	(86)	(53)	(179)
Net Increase (Decrease)	(372)	234	1,819	2,367	13,440	25	1	(20)	48	72
Year Ended October 31, 2010
Dollars:
Sold	$ 213,031	$ 51,567	$ 7,370	$ 105	$ 259,097	$ 79	$ 103	$ 634	$ 228	$ 288
Issued in acquisitions	62,085	6,546	47,632	–	10,824	758	125	2,840	319	1,441
Reinvested	4,548	836	263	–	11,286	4	1	17	2	10
Redeemed	(91,127)	(13,387)	(2,932)	–	(109,999)	(61)	(2)	(220)	(49)	(216)
Net Increase (Decrease)	$ 188,537	$ 45,562	$ 52,333	$ 105	$ 171,208	$ 780	$ 227	$ 3,271	$ 500	$ 1,523
Shares:
Sold	17,785	4,301	608	9	21,657	7	9	52	19	24
Issued in acquisitions	5,158	543	3,958	–	900	63	10	236	26	120
Reinvested	379	70	22	–	941	–	–	1	–	1
Redeemed	(7,596)	(1,113)	(242)	–	(9,177)	(5)	–	(18)	(4)	(18)
Net Increase (Decrease)	15,726	3,801	4,346	9	14,321	65	19	271	41	127

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (7,619) $	(1,400) $	(1,380) $	(247) $	(14,741) $	(18) $	(7) $	(68) $	(14) $	(44)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (7,619) $	(1,400) $	(1,380) $	(247) $	(14,741) $	(18) $	(7) $	(68) $	(14) $	(44)
Year Ended October 31, 2010
From net investment
income	$ (5,883) $	(1,173) $	(266) $	–	$ (11,413) $	(4) $	(1) $	(17) $	(2) $	(10)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (5,883) $	(1,173) $	(266) $	–	$ (11,413) $	(4) $	(1) $	(17) $	(2) $	(10)

See accompanying notes.

84

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SmallCap Blend Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ (809)		$ (346)
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									25,379		18,845
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies									(11,482)		24,180
		Net Increase (Decrease) in Net Assets Resulting from Operations							13,088		42,679

Dividends and Distributions to Shareholders
From net investment income									–		(147)
					Total Dividends and Distributions				–		(147)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(14,089)		(12,091)
Redemption fees - Class J									–		1
					Total increase (decrease) in net assets				(1,001)		30,442

Net Assets
Beginning of period									211,141		180,699
End of period (including undistributed net investment income as set forth below)								$ 210,140		$ 211,141
Undistributed (overdistributed) net investment income (loss)								$ –		$ –

	Class A Class B		Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 9,811	$ 120	$ 1,755	$ 6,759	$ 101	$ 61	$ 330	$ 224	$ 333	$ 1,060
Redeemed	(12,869)	(2,561)	(973)	(15,187)	(148)	(165)	(406)	(561)	(600)	(1,173)
Net Increase (Decrease)	$ (3,058) $	(2,441) $	782	$ (8,428) $	(47) $	(104) $	(76) $	(337) $	(267) $	(113)
Shares:
Sold	687	9	126	491	7	4	22	16	22	71
Redeemed	(906)	(191)	(72)	(1,108)	(10)	(11)	(29)	(38)	(41)	(79)
Net Increase (Decrease)	(219)	(182)	54	(617)	(3)	(7)	(7)	(22)	(19)	(8)
Year Ended October 31, 2010
Dollars:
Sold	$ 10,236	$ 393	$ 669	$ 6,451	$ 327	$ 89	$ 135	$ 222	$ 337	$ 948
Reinvested	–	–	–	–	135	–	–	–	3	9
Redeemed	(13,293)	(3,024)	(307)	(13,010)	(74)	(109)	(285)	(206)	(572)	(1,165)
Net Increase (Decrease)	$ (3,057) $	(2,631) $	362	$ (6,559) $	388	$ (20) $	(150) $	16	$ (232) $	(208)
Shares:
Sold	846	34	56	553	27	8	11	18	28	78
Reinvested	–	–	–	–	11	–	–	–	–	1
Redeemed	(1,109)	(263)	(26)	(1,128)	(6)	(9)	(24)	(17)	(46)	(96)
Net Increase (Decrease)	(263)	(229)	30	(575)	32	(1)	(13)	1	(18)	(17)

Distributions:
Year Ended October 31, 2011
From net investment income $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
Year Ended October 31, 2010
From net investment income $	–	$ –	$ –	$ –	$ (135) $	–	$ –	$ –	$ (3) $	(9)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ (135) $	–	$ –	$ –	$ (3) $	(9)

See accompanying notes.

85

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SmallCap Growth Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ (763)		$ (1,386)
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									53,662		26,598
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies									(34,123)		27,917
		Net Increase (Decrease) in Net Assets Resulting from Operations							18,776		53,129

Capital Share Transactions
Net increase (decrease) in capital share transactions									(198,475)		(24,424)
					Total increase (decrease) in net assets				(179,699)		28,705

Net Assets
Beginning of period									252,612		223,907
End of period (including undistributed net investment income as set forth below)								$ 72,913		$ 252,612
Undistributed (overdistributed) net investment income (loss)								$ –		$ –

	Class A Class B		Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 7,205	$ 144	$ 1,045	$ 4,879	$ 2,925	$ 205	$ 58	$ 323	$ 54	$ 835
Redeemed	(9,101)	(880)	(834)	(6,473)	(195,050)	(421)	(315)	(1,586)	(75)	(1,413)
Net Increase (Decrease)	$ (1,896) $	(736) $	211	$ (1,594) $ (192,125) $		(216) $	(257) $	(1,263) $	(21) $	(578)
Shares:
Sold	903	19	133	631	365	25	7	39	6	102
Redeemed	(1,142)	(115)	(108)	(874)	(24,506)	(54)	(40)	(209)	(9)	(171)
Net Increase (Decrease)	(239)	(96)	25	(243)	(24,141)	(29)	(33)	(170)	(3)	(69)
Year Ended October 31, 2010
Dollars:
Sold	$ 7,346	$ 208	$ 572	$ 2,346	$ 4,305	$ 209	$ 209	$ 263	$ 165	$ 1,993
Redeemed	(5,688)	(970)	(364)	(4,069)	(28,671)	(259)	(219)	(1,098)	(413)	(289)
Net Increase (Decrease)	$ 1,658	$ (762) $	208	$ (1,723) $	(24,366) $	(50) $	(10) $	(835) $	(248) $	1,704
Shares:
Sold	1,115	33	91	372	644	33	32	39	23	292
Redeemed	(866)	(152)	(57)	(660)	(4,257)	(40)	(34)	(164)	(60)	(42)
Net Increase (Decrease)	249	(119)	34	(288)	(3,613)	(7)	(2)	(125)	(37)	250

Distributions:
Year Ended October 31, 2011
From net investment income $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
Year Ended October 31, 2010
From net investment income $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –

See accompanying notes.

86

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Value Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 598		$ 2,763
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions									60,216		28,169
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies								(36,276)			47,884
		Net Increase (Decrease) in Net Assets Resulting from Operations							24,538		78,816

Dividends and Distributions to Shareholders
From net investment income									(2,533)		(3,551)
					Total Dividends and Distributions				(2,533)		(3,551)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(234,403)			(190,665)
Redemption fees - Class J									–		1
				Total increase (decrease) in net assets				(212,398)			(115,399)

Net Assets
Beginning of period								297,579			412,978
End of period (including undistributed net investment income as set forth below)								$ 85,181		$ 297,579
Undistributed (overdistributed) net investment income (loss)								$ 5		$ 1,940

	Class A Class B		Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 3,535 $	66	$ 487	$ 4,355 $	35,139 $	426 $	739 $	1,222 $	1,617 $	3,161
Reinvested	66	–	–	178	2,103	3	13	33	21	100
Redeemed	(6,033)	(548)	(720)	(7,803)	(243,050)	(741)	(4,608)	(6,967)	(3,279)	(13,918)
Net Increase (Decrease)	$ (2,432) $	(482) $	(233) $	(3,270) $ (205,808) $		(312) $	(3,856) $	(5,712) $	(1,641) $ (10,657)
Shares:
Sold	235	4	33	302	2,378	28	50	82	108	213
Reinvested	4	–	–	12	137	–	1	2	1	6
Redeemed	(396)	(38)	(48)	(542)	(15,902)	(48)	(301)	(472)	(213)	(909)
Net Increase (Decrease)	(157)	(34)	(15)	(228)	(13,387)	(20)	(250)	(388)	(104)	(690)
Year Ended October 31, 2010
Dollars:
Sold	$ 4,170 $	191	$ 683	$ 4,327 $	20,269 $	447 $	1,376 $	2,087 $	1,424 $	8,199
Reinvested	49	–	–	124	3,045	4	20	84	38	174
Redeemed	(4,635)	(966)	(1,332)	(7,148)	(186,176)	(545)	(2,055)	(8,882)	(4,736)	(20,901)
Net Increase (Decrease)	$ (416) $	(775) $	(649) $	(2,697) $ (162,862) $		(94) $	(659) $	(6,711) $	(3,274) $ (12,528)
Shares:
Sold	314	15	53	334	1,593	34	104	159	107	626
Reinvested	4	–	–	10	244	–	2	6	3	14
Redeemed	(358)	(77)	(104)	(567)	(13,935)	(42)	(157)	(685)	(366)	(1,569)
Net Increase (Decrease)	(40)	(62)	(51)	(223)	(12,098)	(8)	(51)	(520)	(256)	(929)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (75) $	–	$ –	$ (178) $	(2,110) $	(3) $	(13) $	(33) $	(21) $	(100)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(75) $	–	$ –	$ (178) $	(2,110) $	(3) $	(13) $	(33) $	(21) $	(100)
Year Ended October 31, 2010
From net investment
income	$ (55) $	–	$ –	$ (124) $	(3,048) $	(4) $	(20) $	(84) $	(38) $	(178)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(55) $	–	$ –	$ (124) $	(3,048) $	(4) $	(20) $	(84) $	(38) $	(178)

See accompanying notes.

87

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands				Tax-Exempt Bond Fund
				Year Ended	Year Ended
				October 31, 2011	October 31, 2010
Operations
Net investment income (loss)				$ 10,904	$ 12,528
Net realized gain (loss) on investments, futures, swap agreements and foreign
currency transactions				(2,484)	(3,468)
Change in unrealized appreciation/depreciation of investments, futures, swap agreements
and translation of assets and liabilities in foreign currencies				(3,415)	12,323
		Net Increase (Decrease) in Net Assets Resulting from Operations		5,005	21,383

Dividends and Distributions to Shareholders
From net investment income				(10,988)	(12,050)
			Total Dividends and Distributions	(10,988)	(12,050)

Capital Share Transactions
Net increase (decrease) in capital share transactions				(26,535)	(5,885)
			Total increase (decrease) in net assets	(32,518)	3,448

Net Assets
Beginning of period				264,035	260,587
End of period (including undistributed net investment income as set forth below)				$ 231,517	$ 264,035
Undistributed (overdistributed) net investment income (loss)				$ 527	$ 888

	Class A	Class B	Class C
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 18,754 $	64 $	1,672
Reinvested	7,207	122	214
Redeemed	(48,673)	(3,002)	(2,893)
Net Increase (Decrease)	$ (22,712) $	(2,816) $	(1,007)
Shares:
Sold	2,714	9	239
Reinvested	1,042	18	31
Redeemed	(7,091)	(438)	(422)
Net Increase (Decrease)	(3,335)	(411)	(152)
Year Ended October 31, 2010
Dollars:
Sold	$ 27,835 $	407 $	3,856
Reinvested	7,749	229	229
Redeemed	(38,724)	(4,587)	(2,879)
Net Increase (Decrease)	$ (3,140) $	(3,951) $	1,206
Shares:
Sold	3,915	58	545
Reinvested	1,090	32	32
Redeemed	(5,457)	(647)	(408)
Net Increase (Decrease)	(452)	(557)	169

Distributions:
Year Ended October 31, 2011
From net investment income $ (10,561) $		(157) $	(270)
From net realized gain on
investments	–	–	–
Total Dividends and Distributions $ (10,561) $		(157) $	(270)
Year Ended October 31, 2010
From net investment income $ (11,465) $		(295) $	(290)
From net realized gain on
investments	–	–	–
Total Dividends and Distributions $ (11,465) $		(295) $	(290)

See accompanying notes.

88

STATEMENT OF CASH FLOWS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

California
Amounts in thousands	Municipal Fund
Cash Flows from Operating Activities:
Net increase in net assets from operations	$ 599
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(102,624)
Proceeds from sale of investment securities	170,728
Decrease in fund shares sold receivable	189
Decrease in accrued interest receivable	659
Decrease in accrued fees, expenses, prepaid expenses, and expense reimbursement from Manager	(86)
Decrease in fund shares redeemed	(137)
Decrease in dividends payable	(302)
Increase in interest expense and fees payable	170
Net accretion of bond discounts and amortization of premiums	(420)
Unrealized depreciation on investments	4,403
Net realized loss from investments	6,011
Net cash provided by operating activities	79,190

Cash Flows from Financing Activities:
Decrease in payable for floating rate notes issued	(5,401)
Proceeds from shares sold	17,729
Payment on shares redeemed	(82,870)
Dividends and distributions paid to shareholders	(3,610)
Net cash used in financing activities	(74,152)

Net increase in cash	5,038

Cash:
Beginning of period	$ 418
End of period	$ 5,456

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$ 7,549
Cash paid during the year for interest expense and fees	114

See accompanying notes.

89

STATEMENT OF CASH FLOWS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

Tax-Exempt
Amounts in thousands	Bond Fund
Cash Flows from Operating Activities:
Net increase in net assets from operations	$ 5,005
Adjustments to reconcile net increase in net assets from operations to net provided by operating activities:
Purchase of investment securities	(55,931)
Proceeds from sale of investment securities	97,970
Decrease in fund shares sold receivable	36
Decrease in accrued interest receivable	423
Decrease in investment securities sold	907
Decrease in accrued fees, expenses, prepaid expenses, and expense reimbursement from Manager	(55)
Increase in fund shares redeemed	26
Decrease in dividends payable	(152)
Increase in interest expense and fees payable	85
Decrease in investment securities purchased	(2,828)
Net accretion of bond discounts and amortization of premiums	(119)
Unrealized depreciation on investments	3,415
Net realized loss from investments	2,484
Net cash provided by operating activities	51,266

Cash Flows from Financing Activities:
Decrease in payable for floating rate notes issued	(12,749)
Proceeds from shares sold	20,490
Payment on shares redeemed	(54,568)
Dividends and distributions paid to shareholders	(3,445)
Net cash used in financing activities	(50,272)

Net increase in cash	994

Cash:
Beginning of period	$ 272
End of period	$ 1,266

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$ 7,543
Cash paid during the year for interest expense and fees	96

See accompanying notes.

90

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Bond & Mortgage Securities Fund, California Municipal Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, Money Market Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap Value Fund and Tax-Exempt Bond Fund (known as the "Funds") are presented herein. The Funds may offer up to eleven classes of shares: Class A, Class B, Class C, Class J, Class P, Institutional, R-1, R-2, R-3, R-4 and R-5. Information presented in these financial statements pertains to the Class A, Class B, Class C, and Class P shares. Certain detailed financial information for the Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares is provided separately.

The sole shareholder of the Class S shares of the Fund redeemed all shares in November 2009. On November 23, 2009 the Class S shares ceased operations.

Effective December 20, 2009, Money Market Fund acquired all the assets and assumed all the liabilities of Ultra Short Bond Fund pursuant to a plan of acquisition approved by the shareholders on December 15, 2009. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation (the “Manager”) with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 19,180,000 shares from Ultra Short Bond Fund for 134,909,000 shares valued at $134,909,000 of Money Market Fund at an approximate exchange rate of 7.04, 7.04, 6.99, 7.04, 6.99, 6.99, 7.01, 6.98, 7.03, for Class A, Class C, Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares, respectively. The investment securities of Ultra Short Bond Fund, with a fair value of approximately $131,525,000 and a cost of $131,913,000 at December 20, 2009 were the primary assets acquired by Money Market Fund. For financial reporting purposes, assets received and shares issued by Money Market Fund were recorded at fair value; however, the cost basis of the investments received from Ultra Short Bond Fund were carried forward to align ongoing reporting of Money Market Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Ultra Short Bond Fund and Money Market Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $134,909,000 (including approximately $64,643,000 of accumulated realized losses) and $1,544,659,000, respectively. The aggregate net assets of Money Market Fund immediately following the acquisition were $1,679,568,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitations. Approximately $23,196,000 of the capital loss carryforward expired at October 31, 2010.

Assuming the acquisition had been completed on November 1, 2009, the beginning of the fiscal year for Money Market Fund, Money Market Fund’s pro forma results of operations for the year ended October 31, 2010, would have been $33,000 of net investment income, $3,306,000 of net realized and unrealized gain on investments, and $3,339,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Ultra Short Bond Fund that have been included in Money Market Fund’s statement of operations since December 20, 2009.

Effective March 1, 2010, the initial purchases of $10,000 of R-1, R-2, R-3, R-4 and R-5 classes of shares of Equity Income Fund, Income Fund and Principal Capital Appreciation Fund, respectively, were made by the Manager.

Effective March 1, 2010, Class B shares of the Funds are no longer available for purchase (including investments through an automated investment plan), except through exchanges and dividend reinvestments. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares. Shareholders who owned Class B shares on February 26, 2010 will still receive dividend reinvestments and may continue to exchange their shares for other Fund’s Class B shares in accordance with the Funds’ current policies. All other features of Class B shares, including 12b-1 distribution and/or service fees, contingent deferred sales charge schedules, and conversion features, remain unchanged and continue in effect.

Effective July 12, 2010, the initial purchases of $10,000 of Class J, R-1, R-2, R-3, R-4 and R-5 classes of shares of Short-Term Income Fund were made by the Manager.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

1. Organization (Continued)

Effective July 23, 2010, LargeCap S&P 500 Index Fund acquired all the assets and assumed all the liabilities of LargeCap Blend Fund I pursuant to a plan of acquisition approved by shareholders on July 15, 2010. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 135,291,000 shares from LargeCap Blend Fund I for 123,760,000 shares valued at $958,374,000 of LargeCap S&P 500 Index Fund at an approximate exchange rate of .92, .89, .93, .92, .91, .92, .92, .93, .92, .91, for Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of LargeCap Blend Fund I, with a fair value of approximately $936,768,000 and a cost of $915,274,000 at July 23, 2010 were the primary assets acquired by LargeCap S&P 500 Index Fund. For financial reporting purposes, assets received and shares issued by LargeCap S&P 500 Index Fund were recorded at fair value; however, the cost basis of the investments received from LargeCap Blend Fund I was carried forward to align ongoing reporting of LargeCap S&P 500 Index Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of LargeCap Blend Fund I and LargeCap S&P 500 Index Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $958,374,000 ($241,383,000 of accumulated realized losses and $21,494,000 of unrealized appreciation) and $1,199,552,000, respectively. The aggregate net assets of LargeCap S&P 500 Index Fund immediately following the acquisition were $2,157,926,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitations.

Assuming the acquisition had been completed on November 1, 2009, the beginning of the fiscal year for LargeCap S&P 500 Index Fund, LargeCap S&P 500 Index Fund’s pro forma results of operations for the year ended October 31, 2010, would have been $31,504,000 of net investment income, $262,587,000 of net realized and unrealized gain on investments, and $294,091,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of LargeCap Blend Fund I that have been included in the LargeCap S&P 500 Index Fund’s statement of operations since July 23, 2010.

Effective July 23, 2010, Short-Term Income Fund acquired all the assets and assumed all the liabilities of Short-Term Bond Fund pursuant to a plan of acquisition approved by shareholders on July 15, 2010. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 15,096,000 shares from Short-Term Bond Fund for 11,015,000 shares valued at $132,570,000 of Short-Term Income Fund at an approximate exchange rate of .73 for each class of shares. The investment securities of Short-Term Bond Fund, with a fair value of approximately $129,792,000 and a cost of $127,745,000 at July 23, 2010 were the primary assets acquired by Short-Term Income Fund. For financial reporting purposes, assets received and shares issued by Short-Term Income Fund were recorded at fair value; however, the cost basis of the investments received from Short-Term Bond Fund was carried forward to align ongoing reporting of Short-Term Income Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Short-Term Bond Fund and Short-Term Income Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $132,570,000 ($46,600,000 of accumulated realized losses and $2,047,000 of unrealized appreciation) and $766,098,000, respectively. The aggregate net assets of Short-Term Income Fund immediately following the acquisition were $898,668,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitations.

Assuming the acquisition had been completed on November 1, 2009, the beginning of the fiscal year for Short-Term Income Fund, Short-Term Income Fund’s pro forma results of operations for the year ended October 31, 2010, would have been $21,846,000 of net investment income, $20,895,000 of net realized and unrealized gain on investments, and $42,741,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Short-Term Bond Fund that have been included in the Short-Term Income Fund’s statement of operations since July 23, 2010.

Effective September 27, 2010, the initial purchases of $10,000 of Class P shares of Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Government & High Quality Income Fund, High Yield Bond Fund, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund, MidCap Blend Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund and Short-Term Income Fund were made by the Manager.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

1. Organization (Continued)

On November 12, 2010, Class A, Class B, and Class C shares of each of LargeCap Blend Fund II, LargeCap Growth Fund I, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I and SmallCap Growth Fund II and Class A and Class C shares of LargeCap Growth Fund II liquidated and the proceeds of each liquidation were sent to the shareholders of each of Class A, Class B and Class C.

Effective December 29, 2010, the initial purchase of $10,000 of Class P shares of Global Real Estate Securities Fund was made by the Manager.

On September 13, 2011, the Board of Directors of Principal Funds, Inc. approved an acquisition of assets, to be accomplished by a tax-free exchange of shares, of SmallCap Growth Fund by SmallCap Blend Fund. The proposal will be submitted for a shareholder vote at a Special Meeting of Shareholders of Principal Funds, Inc. to be held February 6, 2012.

On September 13, 2011, the Board of Directors of Principal Funds, Inc. approved an acquisition of assets, to be accomplished by a tax-free exchange of shares, of SmallCap Value Fund by SmallCap Blend Fund. The proposal will be submitted for a shareholder vote at a Special Meeting of Shareholders of Principal Funds, Inc. to be held February 6, 2012.

Effective October 14, 2011, Principal Capital Appreciation Fund acquired all the assets and assumed all the liabilities of Disciplined LargeCap Blend Fund pursuant to a plan of acquisition approved by shareholders on October 3, 2011. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 20,390,000 shares from Disciplined LargeCap Blend Fund for 6,444,000 shares valued at $238,329,000 of Principal Capital Appreciation Fund at an approximate exchange rate of .31,.37,.37,.31,.31,.31,.31,.31, and .31 for Class A, Class B, Class C, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of Disciplined LargeCap Blend Fund, with a fair value of approximately $228,717,000 and a cost of $220,304,000 at October 14, 2011 were the primary assets acquired by Principal Capital Appreciation Fund. For financial reporting purposes, assets received and shares issued by Principal Capital Appreciation Fund were recorded at fair value; however, the cost basis of the investments received from Disciplined LargeCap Blend Fund was carried forward to align ongoing reporting of Principal Capital Appreciation Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Disciplined LargeCap Blend Fund and Principal Capital Appreciation Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $238,329,000 ($452,119,000 of accumulated realized losses and $8,413,000 of unrealized appreciation) and $1,339,681,000, respectively. The aggregate net assets of Principal LargeCap Blend Fund immediately following the acquisition were $1,578,010,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitations.

Assuming the acquisition had been completed on November 1, 2010, the beginning of the fiscal year for Principal Capital Appreciation Fund, Principal Capital Appreciation Fund’s pro forma results of operations for the year ended October 31, 2011, would have been $16,727,000 of net investment income, $102,521,000 of net realized and unrealized gain on investments, and $119,248,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined LargeCap Blend Fund that have been included in the Principal Capital Appreciation Fund’s statement of operations since October 14, 2011.

Effective October 14, 2011, Diversified International Fund acquired all the assets and assumed all the liabilities of International Growth Fund pursuant to a plan of acquisition approved by shareholders on October 3, 2011. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 124,321,000 shares from International Growth Fund for 99,562,000 shares valued at $922,006,000 of Diversified International Fund at an approximate exchange rate of .88,.88,.86,.87,.89,.87,.92,.86, and .86 for Class A, Class C, Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of International Growth Fund, with a fair value of approximately $902,337,000 and a cost of $878,076,000 at October 14, 2011 were the primary assets acquired by Diversified International Fund. For financial reporting purposes, assets received and shares issued by Diversified International Fund were recorded at fair value; however, the cost basis of the investments received from International Growth Fund was carried forward to align ongoing reporting of Diversified International Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of International Growth Fund and Diversified International Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $922,006,000 ($729,924,000 of accumulated realized losses and $24,261,000 of unrealized appreciation) and $1,823,376,000, respectively. The aggregate net assets of Diversified International Fund immediately following the acquisition were $2,745,382,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitations.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

1. Organization (Continued)

Assuming the acquisition had been completed on November 1, 2010, the beginning of the fiscal year for Diversified International Fund, Diversified International Fund’s pro forma results of operations for the year ended October 31, 2011, would have been $53,804,000 of net investment income, $127,888,000 of net realized and unrealized loss on investments, and $74,084,000 of net decrease in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International Growth Fund that have been included in the Diversified International Fund’s statement of operations since October 14, 2011.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. The Funds (with the exception of Money Market Fund) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are ordinarily not reflected in the Funds’ net asset values. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Money Market Fund values its securities, other than holdings of other mutual funds, at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other mutual funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

2. Significant Accounting Policies (Continued)

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following funds held securities denominated in currencies that exceeded 5% of net assets of the fund:

Diversified		Global Real Estate		International
International Fund		Securities Fund		Emerging Markets Fund
British Pound	19.0%	United States Dollar	46.8%	United States Dollar	19.1%
Euro	18.0	Australian Dollar	10.0	Hong Kong Dollar	16.9
Japanese Yen	13.1	Japanese Yen	9.4	South Korean Won	15.9
Canadian Dollar	8.9	Hong Kong Dollar	8.9	Brazilian Real	12.1
Swiss Franc	5.2	Euro	6.4	Taiwan Dollar	9.4
United States Dollar	5.2	Canadian Dollar	5.3	South African Rand	7.3

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

Distributions to Shareholders. With respect to Money Market Fund, all net investment income and any realized gains from investment transactions are declared as dividends daily to settled shares of record as of that day. With respect to Bond & Mortgage Securities Fund, California Municipal Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, Inflation Protection Fund, Short-Term Income Fund and Tax-Exempt Bond Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

2. Significant Accounting Policies (Continued)

Global Real Estate Securities Fund and Real Estate Securities Fund receive substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2011, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2008-2011. No examinations are in progress or anticipated at this time.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon the disposition of Indian securities held by the Funds may be subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Funds accrue an estimated deferred tax liability for future gains on Indian securities. At October 31, 2011, Diversified International Fund had no foreign tax refund receivable, no deferred tax liability, and an approximate capital loss carryforward of $2,742,000 that expires in 2017, and International Emerging Markets Fund had a foreign tax refund receivable of $7,000, no deferred tax liability, and an approximate capital loss carryforward of $12,536,000 that expires in 2017, relating to Indian securities.

Recent Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU No. 2011-04 amends ASC 820, Fair Value Measurements and Disclosures to require additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following: 1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and 2) for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs. Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

Subsequent Events. Management has evaluated events or transactions that may have occurred since October 31, 2011, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

3. Operating Policies

Floating Rate Notes Issued in Conjunction with Securities Held. California Municipal Fund and Tax-Exempt Bond Fund have entered into transactions in which a fund transfers fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The fund enters into shortfall and forbearance agreements with the trusts, which commit the fund to pay the trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the fund (inverse floating rate securities) include the right of the fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the fixed rate bond from the trusts to the fund, thereby collapsing the trusts. The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investment assets, and the related floating rate notes reflected as fund liabilities under the caption “floating rate notes issued” in the “statement of assets and liabilities”. The notes issued by the trusts have interest rates that reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. Details of the floating rate notes are included in each Funds’ schedule of investments.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

3. Operating Policies (Continued)

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Fund’s investment objective. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase or sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar. The foreign currency contracts outstanding as of October 31, 2011 are included in the schedules of investments.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds (with the exception of Money Market Fund) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

Joint Trading Account. Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

3. Operating Policies (Continued)

Line of Credit. The Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Fed Funds Rate or LIBOR Rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. During the year ended October 31, 2011, Bond & Mortgage Securities Fund, California Municipal Fund, Diversified International Fund, Equity Income Fund, Global Diversified International Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund, MidCap Blend Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Growth Fund, SmallCap Valud Fund, and Tax-Exempt Bond Fund each borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Mortgage Dollar Rolls. Certain of the Funds have entered into mortgage-dollar-roll transactions, in which the Funds sell mortgage-backed securities and simultaneously agree to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Funds forgo principal and interest paid on the securities, and are compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Funds treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Funds’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

3. Operating Policies (Continued)

Swap Agreements. Bond & Mortgage Securities Fund and Inflation Protection Fund invested in swap agreements during the period. Swap agreements are privately negotiated agreements between a fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A fund may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a Fund would add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

3. Operating Policies (Continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount.

As of October 31, 2011 counterparties had pledged collateral for swap agreements of $395,000 for the Bond & Mortgage Securities Fund.

Details of swap agreements open at period end are included in the Funds' schedules of investments.

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The securities purchased on a TBA or when-issued basis are identified as such in the Funds’ schedules of investments.

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

3. Operating Policies (Continued)

During 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of FNMA and FHLMC and of any stockholder of FNMA and FHLMC. The U.S. Department of the Treasury then announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Department of the Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Department of the Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Department of the Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Department of the Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Department of the Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities.

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives October 31, 2011			Liability Derivatives October 31, 2011
Derivatives not accounted for			Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Bond & Mortgage Securities Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized	$ 988		Payables, Net Assets Consist of Net unrealized	$ 1,536
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables	$ 41		Payables	$ 8
		Total $	1,029		$ 1,544
Global Real Estate Securities Fund
Foreign exchange contracts	Receivables	$ 455		Payables	$ 584
High Yield Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized	$ 1,503		Payables, Net Assets Consist of Net unrealized	$ —
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Inflation Protection Fund
Foreign exchange contracts	Receivables	$ —		Payables	$ 18
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 861* Payables, Net Assets Consist of Net unrealized			$ 1,373*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total $	861		$ 1,391
LargeCap S&P 500 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 437 * Payables, Net Assets Consist of Net unrealized			$ —
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Value Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 1,267 * Payables, Net Assets Consist of Net unrealized			$ —
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Short-Term Income Fund
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 50* Payables, Net Assets Consist of Net unrealized			$ —
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
SmallCap Blend Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 174 * Payables, Net Assets Consist of Net unrealized			$ —
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
SmallCap Growth Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 68* Payables, Net Assets Consist of Net unrealized			$ —
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
SmallCap Value Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ —		Payables, Net Assets Consist of Net unrealized	$ 25*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

3. Operating Policies (Continued)
Change in Unrealized
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/Depreciation of Derivatives
as hedging instruments	Recognized in Operations	Recognized in Operations	Recognized in Operations
Bond & Mortgage Securities Fund
Credit contracts	Net realized gain (loss) from Swap	$ (8,540)	$ 1,916
agreements/Change in unrealized
appreciation/depreciation of Swap
agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$ 3,683	$ 253
currency transactions/Change in unrealized
appreciation/depreciation of Translation of
assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$ (1,275)	$ 392
contracts and Swap agreements/Change in
unrealized appreciation/depreciation of
Swap agreements
	Total	$ (6,132)	$ 2,561
Global Real Estate Securities Fund
Foreign exchange contracts	Net realized gain (loss) from Foreign	$ (1,455)	$ (126)
currency transactions/Change in unrealized
appreciation/depreciation of Translation of
assets and liabilities in foreign currencies
High Yield Fund
Credit contracts	Net realized gain (loss) from Swap	$ 103	$ 1,503
agreements/Change in unrealized
appreciation/depreciation of Swap
agreements
Inflation Protection Fund
Foreign exchange contracts	Net realized gain (loss) from Foreign	$ 3,397	$ (18)
currency transactions/Change in unrealized
appreciation/depreciation of Translation of
assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$ (8,748)	$ (729)
contracts and Swap agreements/Change in
unrealized appreciation/depreciation of
Futures contracts and Swap agreements
	Total	$ (5,351)	$ (747)
LargeCap S&P 500 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$ 4,573	$ (1,066)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
LargeCap Value Fund
Equity contracts	Net realized gain (loss) from Futures	$ 842	$ 497
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
Short-Term Income Fund
Interest rate contracts	Net realized gain (loss) from Futures	$ (5,070)	$ 913
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
SmallCap Blend Fund
Equity contracts	Net realized gain (loss) from Futures	$ 306	$ (1)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
SmallCap Growth Fund
Equity contracts	Net realized gain (loss) from Futures	$ 557	$ (128)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
SmallCap Value Fund
Equity contracts	Net realized gain (loss) from Futures	$ (123)	$ (25)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by the certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Inflation Protection Fund and Short-Term Income Fund. The notional values of the futures contracts will vary in accordance with changing duration of these funds. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Funds throughout the year ended October 31, 2011.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs. Frequently, fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. Certain transfers may occur as a result of the Fund’s valuation policies for international securities which involve fair value estimates based on observable market inputs when significant events occur between the local close and the time the net asset value of the Fund is calculated. There were no significant transfers into or out of Level 3 and the table below shows the amounts that were transferred from Level 1 to Level 2 at October 31, 2011 due to the use of “fair value” pricing for international securities.

Diversified International Fund	$ 975,154,268
Global Real Estate Securities Fund	$ 6,360,116
International Emerging Markets Fund	$ 538,826,402

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

4. Fair Valuation (Continued)

The following is a summary of the inputs used as of October 31, 2011, in valuing the Funds’ securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Bond & Mortgage Securities Fund
Bonds	$ —		$ 1,117,199	$ 20,849	$ 1,138,048
Common Stocks
Technology		—	—	17	17
Convertible Bonds		—	331	—	331
Convertible Preferred Stocks
Utilities		—	494	—	494
Preferred Stocks
Financial		582	—	—	582
Repurchase Agreements		—	132,120	—	132,120
Senior Floating Rate Interests		—	35,486	—	35,486
U.S. Government & Government Agency Obligations		—	887,437	—	887,437
	Total investments in securities $	582	$ 2,173,067	$ 20,866	$ 2,194,515
Assets
Credit Contracts**
Credit Default Swaps	$ —		$ 988	$ —	$ 988
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —		$ 41	$ —	$ 41
Liabilities
Credit Contracts**
Credit Default Swaps	$ —		$ (1,536)	$ —	$ (1,536)
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —		$ (8)	$ —	$ (8)

California Municipal Fund
Municipal Bonds	$ —		$ 220,708	$ —	$ 220,708
	Total investments in securities $	—	$ 220,708	$ —	$ 220,708
Diversified International Fund
Common Stocks
Basic Materials	$ 105,706		$ 236,303	$ 402	$ 342,411
Communications1		19,289	233,624	—	252,913
Consumer, Cyclical		41,197	255,373	—	296,570
Consumer, Non-cyclical		29,746	413,633	—	443,379
Diversified		—	17,764	—	17,764
Energy		55,393	242,098	—	297,491
Exchange Traded Funds		655	—	—	655
Financial		111,564	475,781	—	587,345
Industrial		22,325	252,388	—	274,713
Technology		2,328	96,594	—	98,922
Utilities		1,991	60,421	—	62,412
Preferred Stocks
Basic Materials		15,578	—	—	15,578
Communications		—	3,185	—	3,185
Consumer, Cyclical		—	26,645	—	26,645
Consumer, Non-cyclical		—	646	—	646
Financial		14,417	—	—	14,417
Utilities		2,005	2,658	—	4,663
Repurchase Agreements		—	39,669	—	39,669
	Total investments in securities $	422,194	$ 2,356,782	$ 402	$ 2,779,378

Equity Income Fund
Common Stocks*	$ 3,360,821		$ —	$ —	$ 3,360,821
Preferred Stocks*		8,879	—	—	8,879
Repurchase Agreements		—	45,948	—	45,948
	Total investments in securities $	3,369,700	$ 45,948	$ —	$ 3,415,648

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Global Diversified Income Fund
Bonds	$ —	$ 1,580,375	$ 16,551	$ 1,596,926
Common Stocks
Basic Materials	3,637	6,346	—	9,983
Communications	28,170	12,689	175	41,034
Consumer, Cyclical	3,233	7,648	—	10,881
Consumer, Non-cyclical	15,879	9,408	—	25,287
Diversified	—	4,958	—	4,958
Energy	289,415	13,560	—	302,975
Exchange Traded Funds	653	—	—	653
Financial	111,977	105,112	283	217,372
Industrial	4,329	5,631	—	9,960
Technology	8,511	1,456	—	9,967
Utilities	48,452	1,245	—	49,697
Convertible Bonds	—	72	—	72
Convertible Preferred Stocks
Financial	3,125	7,707	—	10,832
Preferred Stocks
Communications	26,584	2,825	—	29,409
Consumer, Non-cyclical	1,260	—	—	1,260
Energy	95	—	—	95
Financial	169,464	44,290	3,112	216,866
Government	—	9,616	—	9,616
Utilities	1,280	—	—	1,280
Repurchase Agreements	—	28,556	—	28,556
Senior Floating Rate Interests	—	68,340	—	68,340
Total investments in securities $	716,064	$ 1,909,834	$ 20,121	$ 2,646,019

Global Real Estate Securities Fund
Common Stocks
Consumer, Cyclical	$ 1,868	$ —	$ —	$ 1,868
Diversified	—	4,235	—	4,235
Financial	136,674	118,442	380	255,496
Total investments in securities $	138,542	$ 122,677	$ 380	$ 261,599
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ 426	$ —	$ 426
Liabilities
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ (555)	$ —	$ (555)

Government & High Quality Bond Fund
Bonds	$ —	$ 554,553	$ 12,503	$ 567,056
Repurchase Agreements	—	65,117	—	65,117
U.S. Government & Government Agency Obligations	—	1,205,757	—	1,205,757
Total investments in securities $	—	$ 1,825,427	$ 12,503	$ 1,837,930

High Yield Fund
Bonds	$ —	$ 2,675,170	$ 40,986	$ 2,716,156
Common Stocks
Consumer, Cyclical	5,970	—	—	5,970
Consumer, Non-cyclical	—	—	1	1
Energy	—	—	922	922
Technology	—	—	202	202
Convertible Bonds	—	4,489	9,739	14,228
Convertible Preferred Stocks
Utilities	—	7,406	—	7,406
Preferred Stocks
Financial	—	32,814	—	32,814
Government	2,782	—	—	2,782
Repurchase Agreements	—	253,354	—	253,354
Senior Floating Rate Interests	—	283,451	—	283,451
U.S. Government & Government Agency Obligations	—	99,316	—	99,316
Total investments in securities $	8,752	$ 3,356,000	$ 51,850	$ 3,416,602
Assets
Credit Contracts**
Credit Default Swaps	$ —	$ 1,503	$ —	$ 1,503

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Income Fund
Bonds	$ —		$ 1,121,493	$ 10,027	$ 1,131,520
Common Stocks
Energy		—	—	997	997
Financial		—	—	—	—
Convertible Bonds		—	10,957	—	10,957
Repurchase Agreements		—	57,232	—	57,232
Senior Floating Rate Interests		—	17,464	—	17,464
U.S. Government & Government Agency Obligations		—	367,992	—	367,992
	Total investments in securities $	—	$ 1,575,138	$ 11,024	$ 1,586,162

Inflation Protection Fund
Bonds	$ —		$ 14,472	$ 5,940	$ 20,412
U.S. Government & Government Agency Obligations		—	722,936	—	722,936
	Total investments in securities $	—	$ 737,408	$ 5,940	$ 743,348
Assets
Interest Rate Contracts**
Futures	$ 391		$ —	$ —	$ 391
Interest Rate Swaps	$ —		$ 470	$ —	$ 470
Liabilities
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —		$ (18)	$ —	$ (18)
Interest Rate Contracts**
Futures	$ (1,254)		$ —	$ —	$ (1,254)
Interest Rate Swaps	$ —		$ (119)	$ —	$ (119)

International Emerging Markets Fund
Common Stocks
Basic Materials	$ 63,516		$ 86,161	$ —	$ 149,677
Communications		35,675	123,011	—	158,686
Consumer, Cyclical		31,265	185,646	—	216,911
Consumer, Non-cyclical		83,674	34,181	—	117,855
Diversified		6,955	25,250	—	32,205
Energy		101,672	99,539	—	201,211
Financial		79,506	225,919	—	305,425
Industrial		7,734	74,598	—	82,332
Technology		4,549	70,019	—	74,568
Utilities		—	7,863	—	7,863
Preferred Stocks
Basic Materials		41,364	—	—	41,364
Communications		—	8,597	—	8,597
Consumer, Cyclical		3,450	—	—	3,450
Financial		28,490	—	—	28,490
Utilities		5,650	4,736	—	10,386
Repurchase Agreements		—	13,320	—	13,320
	Total investments in securities $	493,500	$ 958,840	$ —	$ 1,452,340

LargeCap Growth Fund
Common Stocks*	$ 2,240,787		$ —	$ —	$ 2,240,787
Repurchase Agreements		—	34,742	—	34,742
	Total investments in securities $	2,240,787	$ 34,742	$ —	$ 2,275,529

LargeCap S&P 500 Index Fund
Common Stocks*	$ 2,259,471		$ —	$ —	$ 2,259,471
Repurchase Agreements		—	41,755	—	41,755
	Total investments in securities $	2,259,471	$ 41,755	$ —	$ 2,301,226
Assets
Equity Contracts**
Futures	$ 437		$ —	$ —	$ 437

LargeCap Value Fund
Common Stocks*	$ 1,458,244		$ —	$ —	$ 1,458,244
Repurchase Agreements		—	35,095	—	35,095
	Total investments in securities $	1,458,244	$ 35,095	$ —	$ 1,493,339
Assets
Equity Contracts**
Futures	$ 1,267		$ —	$ —	$ 1,267

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2011

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

MidCap Blend Fund
Common Stocks*	$ 1,660,233		$ —	$ —	$ 1,660,233
Repurchase Agreements		—	22,569	—	22,569
	Total investments in securities $	1,660,233	$ 22,569	$ —	$ 1,682,802

Money Market Fund
Bonds	$ —		$ 166,038	$ —	$ 166,038
Certificate of Deposit		—	13,800	—	13,800
Commercial Paper		—	901,701	—	901,701
Common Stocks*		53,100	—	—	53,100
Municipal Bonds		—	84,382	—	84,382
Repurchase Agreements		—	124,480	—	124,480
	Total investments in securities $	53,100	$ 1,290,401	$ —	$ 1,343,501

Principal Capital Appreciation Fund
Common Stocks*	$ 1,568,063		$ —	$ —	$ 1,568,063
Repurchase Agreements		—	44,059	—	44,059
	Total investments in securities $	1,568,063	$ 44,059	$ —	$ 1,612,122

Real Estate Securities Fund
Common Stocks*	$ 1,695,189		$ —	$ —	$ 1,695,189
Convertible Preferred Stocks
Financial		—	19,245	—	19,245
Repurchase Agreements		—	22,238	—	22,238
	Total investments in securities $	1,695,189	$ 41,483	$ —	$ 1,736,672

Short-Term Income Fund
Bonds	$ —		$ 1,108,948	$ —	$ 1,108,948
Municipal Bonds		—	7,300	—	7,300
Repurchase Agreements		—	20,757	—	20,757
U.S. Government & Government Agency Obligations		—	5,496	—	5,496
	Total investments in securities $	—	$ 1,142,501	$ —	$ 1,142,501
Assets
Interest Rate Contracts**
Futures	$ 50		$ —	$ —	$ 50

SmallCap Blend Fund
Common Stocks*	$ 202,748		$ —	$ —	$ 202,748
Repurchase Agreements		—	5,812	—	5,812
	Total investments in securities $	202,748	$ 5,812	$ —	$ 208,560
Assets
Equity Contracts**
Futures	$ 174		$ —	$ —	$ 174

SmallCap Growth Fund
Common Stocks*	$ 68,981		$ —	$ —	$ 68,981
Repurchase Agreements		—	3,421	—	3,421
	Total investments in securities $	68,981	$ 3,421	$ —	$ 72,402
Assets
Equity Contracts**
Futures	$ 68		$ —	$ —	$ 68

SmallCap Value Fund
Common Stocks*	$ 81,262		$ —	$ —	$ 81,262
Repurchase Agreements		—	3,185	—	3,185
	Total investments in securities $	81,262	$ 3,185	$ —	$ 84,447
Liabilities
Equity Contracts**
Futures	$ (25)		$ —	$ —	$ (25)

Tax-Exempt Bond Fund
Municipal Bonds	$ —		$ 231,923	$ 1,620	$ 233,543
	Total investments in securities $	—	$ 231,923	$ 1,620	$ 233,543

*	For additional detail regarding sector classifications, please see the Schedule of Investments.
**	Futures, foreign currency contracts, and swap agreements are valued at the unrealized appreciation/(depreciation) of the instrument.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

4. Fair Valuation (Continued)

The changes in investments measured at fair value for which the Funds’ have used level 3 inputs to determine fair value are as follows (amounts shown in thousands):

			Accrued
			Discounts/
			Premiums						Net Change in Unrealized
Value		Realized and Change			Proceeds Transfers Transfers			Value Appreciation/(Depreciation)
October 31,		Gain/	in Unrealized		from	into Level	Out of	October 31,	on Investments Held at
Fund	2010	(Loss)	Gain/(Loss) Purchases		Sales	3*	Level 3**	2011	October 31, 2011
Bond & Mortgage Securities Fund
Bonds	$ 35,492	$ (22,248)	$ 24,595	$ 15,257	$ (19,271)	$ 5,564	$ (18,540) $	20,849	$ (190)
Common Stocks
Technology	66	—	(49)	—	—	—	—	17	(49)
Total $	35,558	$ (22,248)	$ 24,546	$ 15,257	$ (19,271)	$5,564	$ (18,540) $	20,866	$ (239)
California Municipal Fund
Bonds	$ 1,166	$ —	$ —	$ —	$ —	$ —	$ (1,166) $	—	$ —
Total $	1,166	$ —	$ —	$ —	$ —	$ —	$ (1,166) $	—	$ —
Diversified International Fund
Common Stocks
Basic Materials $	—	$ —	$ 22	$ 380	$ —	$ —	$ —	$ 402	$ 22
Total $	—	$ —	$ 22	$ 380	$ —	$ —	$ —	$ 402	$ 22
Global Diversified Income Fund
Bonds	$ 13,928	$ (4)	$ (1,438)	$ 26,083	$ (13,766)	$ 572	$ (8,824) $	16,551	$ (1,312)
Common Stocks
Communications	—	—	4	171	—	—	—	175	4
Financial	1	—	27	256	—	—	(1)	283	27
Industrial	—	—	—	—	—	—	—	—	—
Preferred Stocks
Financial	7,362	—	112	—	—	—	(4,362)	3,112	112
Total $	21,291	$ (4)	$ (1,295)	$26,510	$ (13,766)	$ 572	$ (13,187) $	20,121	$ (1,169)
Global Real Estate Securities Fund
Common Stocks
Financial	$ —	$ —	$ 71	$ 309	$ —	$ —	$ —	$ 380	$ 71
Total $	—	$ —	$ 71	$ 309	$ —	$ —	$ —	$ 380	$ 71
Government & High Quality Bond Fund
Bonds	$ 58,737	$ —	$ 68	$ 12,435	$ —	$ —	$ (58,737) $	12,503	$ 66
Total $	58,737	$ —	$ 68	$ 12,435	$ —	$ —	$ (58,737) $	12,503	$ 66
High Yield Fund
Bonds	$ 24,621	$ (9,639)	$ 10,611	$ 25,578	$ (3,332) $	11	$(6,864) $	40,986	$ 50
Common Stocks
Consumer,	—	—	—	—	—	—	—	—	—
Cyclical
Consumer, Non-	2	—	(1)	—	—	—	—	1	(1)
cyclical
Energy	—	—	915	7	—	—	—	922	915
Technology	726	—	(580)	56	—	—	—	202	(580)
Convertible Bonds	9,193	—	546	—	—	—	—	9,739	436
Total $	34,542	$ (9,639)	$ 11,491	$ 25,641	$ (3,332) $	11	$(6,864)	$51,850	$ 820
Income Fund
Bonds	$ 12,789	$ (10,263)	$ 12,032	$ —	$ (4,456) $	—	$ (75) $	10,027	$ 772
Common Stocks
Energy	—	—	990	7	—	—	—	997	990
Financial	—	—	20	—	(20)	—	—	—	20
Total $	12,789	$ (10,263)	$ 13,042	$ 7	$ (4,476) $	—	$ (75) $	11,024	$ 1,782
Inflation Protection Fund
Bonds	$ 6,520	$ (286)	$ (31)	$ —	$ (930) $	1,990	$ (1,323) $	5,940	$ (31)
Total $	6,520	$ (286)	$ (31)	$ —	$ (930) $	1,990	$ (1,323) $	5,940	$ (31)
Short-Term Income Fund
Bonds	$ 117	$ —	$ —	$ —	$ —	$ —	$ (117) $	—	$ —
Total $	117	$ —	$ —	$ —	$ —	$ —	$ (117) $	—	$ —
Tax-Exempt Bond Fund
Municipal Bonds $	1,758	$ —	$ (104)	$ —	$ (105) $	71	$—	$ 1,620	$ (495)
Total $	1,758	$ —	$ (104)	$ —	$ (105) $	71	$—	$1,620	$ (495)

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading has been halted; 2. Securities that have certain restrictions on trading; 3. Instances where a security is illiquid; 4. Instances in which a security is not priced by a pricing services.

**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading resumes; 2. Securities where trading restrictions have expired; 3. Instances where a security is no longer illiquid; 4. Instances in which a price becomes available from a pricing service.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each of the Funds’ average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Funds, some of which are affiliates of the Manager. The annual rates used in this calculation for the Funds are as follows:

		Net Assets of Funds (in millions)						Net Assets of Funds (in millions)
Over
		First Next		Next	$1.5		First		Next	Next	Over $1.5
		$500	$500	$500	billion		$500		$500	$500	billion
Global Real Estate Securities Fund		.90%	.88%	.86%	.85%	Real Estate Securities Fund		.85%	.83%	.81%	.80%
Inflation Protection Fund		.40	.38	.36	.35	SmallCap Blend Fund		.75	.73	.71	.70
International Emerging Markets Fund		1.20	1.18	1.16	1.15	SmallCap Growth Fund		.75	.73	.71	.70
LargeCap Value Fund		.45	.43	.41	.40	SmallCap Value Fund		.75	.73	.71	.70
MidCap Blend Fund		.65	.63	.61	.60	Tax-Exempt Bond Fund		.45	.43	.41	.40

			Net Assets of Fund							Net Assets of Funds
			First $1	Over $1					First $2		Over $2
			billion	billion					billion		billion
California Municipal Fund			.45%		.40%	Government & High Quality Bond Fund				.50%	.45%
						Income Fund				.50	.45

		Net Assets of Fund (in millions)						Net Assets of Fund (in millions)
		First	Next	Over				First		Next	Over $1
		$200	$300	$500				$500		$500	billion
Short-Term Income Fund		.50%	.45%	.40% Principal Capital Appreciation Fund				.625%		.50%	.375%

	Net Assets of Fund (in millions)
	First		Over
	$250		$250
High Yield Fund	.625%		.50%

			Net Assets of Funds (in millions)
		First	Next	Next	Next	Next $1 Over $3
		$500	$500	$500	$500	billion	billion
Bond & Mortgage Securities Fund		.55%	.53%	.51%	.50%	.48%	.45%
Diversified International Fund		.90	.88	.86	.85	.83	.80
Global Diversified Income Fund		.80	.78	.76	.75	.73	.70
Money Market Fund		.40	.39	.38	.37	.36	.35

			Net Assets of Fund (in millions)
		First	Next	Next $1 Next $1		Over $3
		$500	$500	billion	billion	billion
LargeCap Growth Fund		.68%	.65%	.62%	.58%	.55%

		Net Assets of Fund (in millions)
		First	Next	Over
		$250	$250	$500
Equity Income Fund		.60%	.55%	.50%

			All Net Assets
LargeCap S&P 500 Index Fund			.15%

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

5. Management Agreement and Transactions with Affiliates (Continued)

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class B, Class C, Class J, Class P, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services.

The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

		Period from November 1, 2010 through October 31, 2011
	Class A	Class B	Class C	Class J	Institutional	Expiration
Bond & Mortgage Securities Fund	.94%	1.60%	1.75%	N/A	N/A	February 29, 2012
California Municipal Fund	N/A	1.82*	N/A	N/A	N/A	February 29, 2012
Diversified International Fund	N/A	2.47*	2.08	N/A	N/A	February 29, 2012
Equity Income Fund	N/A	1.97*	N/A	N/A	N/A	February 29, 2012
Global Diversified Income Fund	1.25	N/A	2.00	N/A	.90%	February 29, 2012
Global Real Estate Securities Fund	1.45	N/A	2.20	N/A	.95	February 29, 2012
Government & High Quality Bond Fund	.88	1.65	1.63	1.00%	N/A	February 29, 2012
High Yield Fund	N/A	1.92*	N/A	N/A	N/A	February 29, 2012
Income Fund	N/A	1.90*	N/A	1.10	N/A	February 29, 2012
Inflation Protection Fund	.90	N/A	1.65	1.15	N/A	February 29, 2012
International Emerging Markets Fund	N/A	2.78*	2.80	N/A	N/A	February 29, 2012
LargeCap Growth Fund	N/A	2.25*	N/A	N/A	N/A	February 29, 2012
LargeCap S&P 500 Index Fund	.70	N/A	1.30	N/A	N/A	February 29, 2012
LargeCap Value Fund	N/A	2.00*	1.70	N/A	N/A	February 29, 2012
MidCap Blend Fund	1.23**	2.09*	1.95	N/A	N/A	February 29, 2012
Money Market Fund	N/A	1.55*	1.79	N/A	N/A	February 29, 2012
Principal Capital Appreciation Fund	N/A	1.99*	N/A	N/A	N/A	February 29, 2012
Real Estate Securities Fund	1.45	2.20	2.20	N/A	N/A	February 29, 2012
Short-Term Income Fund	.95	N/A	1.67	1.07	N/A	February 29, 2012
SmallCap Blend Fund	1.63	2.38	2.20	N/A	N/A	February 29, 2012
SmallCap Growth Fund	1.58	2.33	2.21	N/A	N/A	February 29, 2012
SmallCap Value Fund	1.35	2.29	2.08	N/A	.80	February 29, 2012
Tax-Exempt Bond Fund	.85	1.60	1.60	N/A	N/A	February 29, 2012

*Period from January 31, 2011 through October 31, 2011.
**Period from March 1, 2011 through October 31, 2011.

		NOTES TO FINANCIAL STATEMENTS
			PRINCIPAL FUNDS, INC.
			October 31, 2011

5. Management Agreement and Transactions with Affiliates (Continued)

		Period from November 1, 2010 through October 31, 2011
	R-1	R-2	R-3	R-4	R-5	Expiration
Government & High Quality Bond Fund	1.29%	1.16%	.98%	.79%	.67%	February 29, 2012
Short-Term Income Fund	1.30	1.18	.99	.79	.68	February 29, 2012

The Manager has also voluntarily agreed to limit Money Market Fund’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

In addition, the Manager has contractually agreed to limit Class P expenses other than management and investment advisory fees and distribution fees and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 29, 2012. The expense limit will maintain these expenses (expressed as a percent of average net assets on an annualized basis) not to exceed .20% for each of Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund, MidCap Blend Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund and Short Term Income Fund, respectively.

In addition, the Manager has voluntarily agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make and acquired fund fees and expenses) attributable to the Institutional class of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at any time. The operating expense limits are as follows:

	Expense Limit		Expense Limit
Diversified International Fund	.93%	MidCap Blend Fund	.70%
High Yield Fund	.56	Short-Term Income Fund	.54
International Emerging Markets Fund	1.34	SmallCap Blend Fund	.80
LargeCap S&P 500 Index Fund	.20	SmallCap Growth Fund	.80

The Manager has contractually agreed to pay a portion of the expenses directly attributable to Institutional Class shares of Bond & Mortgage Securities Fund through the period ending February 29, 2012.

The Manager has contractually agreed to reduce MidCap Blend Fund’s expenses attributable to Class A shares by .01% and Class B Shares by .05% (expressed as a percentage of average net assets on a daily basis). The limit expired February 28, 2011.

In addition, the Manager has voluntarily agreed to limit expenses attributable to Institutional Class shares of Money Market Fund. The expense limit will maintain a total level of operating expenses (expressed as a percent of net assets on an annualized basis) not to exceed .43%. The expense limit may be terminated at any time.

Distribution Fees. The Class A, Class B, Class C, Class J, R-1, R-2, R-3 and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Funds. A portion of the distribution fees portion may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, 1.00%, .45%, .35%, .30%, .25% and .10% for, Class A, Class B, Class C, Class J, R-1, R-2, R-3 and R-4 classes of shares, respectively, except the following classes of shares:

LargeCap S&P 500 Index Fund	Class A	.15%
Money Market Fund	Class A	N/A
Money Market Fund	Class J	.25
Short-Term Income Fund	Class A	.15

Principal Funds Distributor, Inc. has voluntarily agreed to limit the distribution fees attributable to Class J shares (with the exception of Money Market Fund). The limit will maintain the level of distribution fees not to exceed .30% for Class J shares. Prior to January 1, 2011, the limit was .35%. The expense limit may be terminated at any time.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

5. Management Agreement and Transactions with Affiliates (Continued)

Principal Funds Distributor, Inc. has voluntarily agreed to limit Money Market Fund’s distribution fees attributable to certain share classes of Money Market Fund. The limit will maintain the level of distribution fees not to exceed .75% for Class B and 0% for Class C, R-1, R-2, R-3 and R-4 shares, respectively. The expense limit may be terminated at any time.

Principal Funds Distributor, Inc. has voluntarily agreed to limit the distribution fees attributable to Class A shares of Government & High Quality Bond Fund. The limit will maintain the level of distribution fees not to exceed .15% for Class A shares. The limit may be terminated at any time.

Sales Charges. Principal Funds Distributor, Inc., as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% (.25% for the LargeCap S&P 500 Index Fund) of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. Principal Funds Distributor, Inc. also retains sales charges on sales of Class A shares based on declining rates which begin at 1.50% for LargeCap S&P 500 Index Fund, 2.25% for Government & High Quality Bond Fund, Income Fund and Short Term Income Fund, 3.75% for Bond & Mortgage Securities Fund, California Municipal Fund, Global Diversified Income Fund, High Yield Fund, Inflation Protection Fund, and Tax-Exempt Bond Fund, and 5.50% for all other Funds (except Money Market Fund which does not carry a sales charge). The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2011, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Bond & Mortgage Securities Fund	$ 76	$ 7	$ 5	$ 13
California Municipal Fund	16	6	2	N/A
Diversified International Fund	191	15	2	18
Equity Income Fund	324	115	9	N/A
Global Diversified Income Fund	1,335	N/A	209	N/A
Global Real Estate Securities Fund	23	N/A	—	N/A
Government & High Quality Bond Fund	401	29	38	21
High Yield Fund	511	85	99	N/A
Income Fund	253	34	19	25
Inflation Protection Fund	28	N/A	5	2
International Emerging Markets Fund	226	17	5	24
LargeCap Growth Fund	238	16	4	6
LargeCap S&P 500 Index Fund	75	N/A	1	26
LargeCap Value Fund	128	5	—	6
MidCap Blend Fund	619	22	8	18
Money Market Fund	10	57	9	136
Principal Capital Appreciation Fund	188	53	4	N/A
Real Estate Securities Fund	175	9	5	6
Short-Term Income Fund	378	N/A	36	30
SmallCap Blend Fund	102	3	1	3
SmallCap Growth Fund	40	2	—	1
SmallCap Value Fund	33	2	—	5
Tax-Exempt Bond Fund	55	4	2	N/A

Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Ownership. At October 31, 2011, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Class A	Class P	Institutional	R - 2
Bond & Mortgage Securities Fund	454	N/A	16,231	—
Diversified International Fund	—	1	33,201	—
Equity Income Fund	—	—	45,286	—
Global Real Estate Securities Fund	—	—	35	N/A
Government & High Quality Bond Fund	130	—	—	—
High Yield Fund	—	—	24	N/A
Income Fund	—	—	7,791	1
Inflation Protection Fund	—	N/A	34,104	—
International Emerging Markets Fund	—	—	2,674	—
LargeCap Growth Fund	—	1	9,330	—
LargeCap Value Fund	—	N/A	7,698	—
MidCap Blend Fund	—	—	39	—
Money Market Fund	11,597	N/A	2,918	—
Principal Capital Appreciation Fund	—	—	4,009	—
Real Estate Securities Fund	—	—	21,322	—
Short-Term Income Fund	273	—	5,954	—
SmallCap Blend Fund	—	N/A	2,668	—

Affiliated Brokerage Commissions. With respect to Global Diversified Income Fund, $164,000 of brokerage commission was paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended October 31, 2011.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

6. Capital Share Transactions

For the year ended October 31, 2011, the following table reflects the conversion of Class B shares into Class A shares. The amounts are also shown in the statement of changes in net assets as shares sold and dollars sold for Class A and shares redeemed and dollars redeemed for Class B (amounts in thousands).

	Shares	Dollars		Shares	Dollars
Bond & Mortgage Securities Fund	221	$ 2,334	LargeCap Value Fund	179	$ 1,666
California Municipal Fund	557	5,135	MidCap Blend Fund	560	7,618
Diversified International Fund	365	3,650	Money Market Fund	5,135	5,135
Equity Income Fund	614	10,956	Principal Capital Appreciation Fund	209	7,049
Government & High Quality Bond Fund	920	10,197	Real Estate Securities Fund	134	2,240
High Yield Fund	972	7,875	SmallCap Blend Fund	112	1,497
Income Fund	1,056	10,091	SmallCap Growth Fund	42	332
International Emerging Markets Fund	82	2,055	SmallCap Value Fund	6	93
LargeCap Growth Fund	498	3,819	Tax-Exempt Bond Fund	177	1,220

7. Investment Transactions

For the year ended October 31, 2011, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Bond & Mortgage Securities Fund	$ 4,623,524	$ 4,732,839	LargeCap Growth Fund	$ 1,518,969	$ 1,700,182
California Municipal Fund	102,624	170,728	LargeCap S&P 500 Index Fund	101,994	227,549
Diversified International Fund	1,644,998	1,503,298	LargeCap Value Fund	2,073,620	1,818,399
Equity Income Fund	1,177,861	536,016	MidCap Blend Fund	766,458	502,332
Global Diversified Income Fund	2,632,562	1,009,635	Principal Capital Appreciation Fund	377,124	172,851
Global Real Estate Securities Fund	397,959	141,631	Real Estate Securities Fund	500,173	610,021
Government & High Quality Bond Fund	1,480,950	1,448,284	Short-Term Income Fund	619,755	435,222
High Yield Fund	2,555,225	2,725,777	SmallCap Blend Fund	166,088	179,975
Income Fund	471,648	209,095	SmallCap Growth Fund	64,197	258,369
Inflation Protection Fund	–	8,774	SmallCap Value Fund	241,740	470,085
International Emerging Markets Fund	1,455,394	1,411,717	Tax-Exempt Bond Fund	55,931	97,970

For the year ended October 31, 2011, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Bond & Mortgage Securities Fund	$ 808,118	$ 744,881	Income Fund	$ 31,516	$ 24,334
Government & High Quality Bond Fund	401,012	329,060	Inflation Protection Fund	964,293	879,644
High Yield Fund	99,156	–	Short-Term Income Fund	1,616	5,938

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

8. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended October 31, 2011 and October 31, 2010 were as follows (amounts in thousands):

					Long-Term
	Ordinary Income		Tax-Exempt Income*		Capital Gain^		Return of Capital
	2011	2010	2011	2010	2011	2010	2011	2010
Bond & Mortgage Securities Fund	$ 75,766 $	73,060 $	– $	– $	– $	– $	1,891 $	–
California Municipal Fund	139	8	11,020	13,980	–	–	–	–
Diversified International Fund	23,568	22,219	–	–	–	–	–	–
Equity Income Fund	96,794	59,201	–	–	–	–	–	–
Global Diversified Income Fund	125,150	33,024	–	–	3,747	45	–	–
Global Real Estate Securities Fund	3,829	506	–	–	136	–	–	–
Government & High Quality Bond Fund	64,498	63,812	–	–	–	–	–	–
High Yield Fund	272,231	252,806	–	–	49,449	–	–	–
Income Fund	77,381	68,383	–	–	–	–	136	–
Inflation Protection Fund	22,129	10,381	–	–	–	–	–	–
International Emerging Markets Fund	7,252	9,058	–	–	–	–	–	–
LargeCap Growth Fund	–	316	–	–	–	–	–	–
LargeCap S&P 500 Index Fund	28,555	14,232	–	–	–	–	–	–
LargeCap Value Fund	15,354	15,093	–	–	–	–	–	–
MidCap Blend Fund	16,656	5,794	–	–	48,472	–	–	–
Principal Capital Appreciation Fund	18,397	5,788	–	–	36,646	6,037	–	–
Real Estate Securities Fund	19,887	34,411	–	–	–	–	–	–
Short-Term Income Fund	25,538	18,769	–	–	–	–	–	–
SmallCap Blend Fund	–	147	–	–	–	–	–	–
SmallCap Value Fund	2,533	3,551	–	–	–	–	–	–
Tax-Exempt Bond Fund	117	6	10,871	12,044	–	–	–	–

*The funds designate these distributions as exempt interest per IRC code Sec. 852(b)(5).

^ The funds designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of October 31, 2011, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed	Undistributed
	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
California Municipal Fund	$ —	$ 43	$ —
Diversified International Fund	32,882	—	—
Equity Income Fund	4,760	—	—
Global Diversified Income Fund	4,660	—	8,971
Global Real Estate Securities Fund	2,178	—	—
Government & High Quality Bond Fund	368	—	—
High Yield Fund	22,940	—	97,343
Inflation Protection Fund	574	—	—
International Emerging Markets Fund	16,942	—	—
LargeCap Growth Fund	2,651	—	—
LargeCap S&P 500 Index Fund	30,949	—	—
LargeCap Value Fund	15,097	—	—
MidCap Blend Fund	22,376	—	94,214
Principal Capital Appreciation Fund	16,844	—	14,486
SmallCap Value Fund	5	—	—
Tax-Exempt Bond Fund	—	106	—

Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

As of October 31, 2011, Bond & Mortgage Securities Fund, Income Fund, Money Market Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Blend Fund, and SmallCap Growth Fund had no distributable earnings on a federal income tax basis.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

8. Federal Tax Information (Continued)

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2011, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

			Net Capital Loss Carryforward Expiring In:
										Annual
	2012	2013	2014	2015	2016	2017	2018	2019	Total Limitations*
Bond & Mortgage Securities Fund	$ – $	– $	– $	– $	34,251	$ 135,017	$–	$20,017 $	189,285 $	–
California Municipal Fund	–	–	–	1,415	10,723	21,987	3,189	6,663	43,977	–
Diversified International Fund	–	–	–	175,070	106,213	469,054	–	–	750,337	4,625
Equity Income Fund	–	–	–	–	249,259	407,289	–	6,689	663,237	–
Global Real Estate Securities Fund	–	–	–	–	296	1,303	118	664	2,381	200
Government & High Quality Bond Fund	–	2,488	9,483	3,147	55,498	2,385	–	–	73,001	17,781
Income Fund	892	–	1,047	2,036	–	18,489	8,587	13,419	44,470	–
Inflation Protection Fund	–	–	–	–	–	52,524	–	–	52,524	–
International Emerging Markets Fund	–	–	–	–	–	68,739	–	–	68,739	–
LargeCap Growth Fund	–	–	–	–	–	308,347	–	–	308,347	–
LargeCap S&P 500 Index Fund	–	–	–	50,150	152,579	18,331	–	–	221,060	86,533
LargeCap Value Fund	–	–	–	–	21,543	94,084	–	–	115,627	–
Money Market Fund	–	–	28	3,000	35,617	2,969	–	–	41,614	5,612
Principal Capital Appreciation Fund	–	–	–	36,417	9,104	–	–	–	45,521	9,104
Real Estate Securities Fund	–	–	–	–	–	248,512	–	–	248,512	–
Short-Term Income Fund	–	–	41	3,788	21,544	15,902	390	–	41,665	5,314
SmallCap Blend Fund	–	–	–	–	–	42,773	–	–	42,773	–
SmallCap Growth Fund	–	–	–	–	–	28,659	–	–	28,659	4,256
SmallCap Value Fund	–	–	–	–	–	28,112	–	–	28,112	4,210
Tax-Exempt Bond Fund	–	–	–	1,229	3,675	8,745	3,433	2,371	19,453	–

*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund’s losses have been subjected to an annual limitation.

Capital losses generated during the fiscal year ending October 31, 2011 will not yet be subject to the provisions of the Regulated Investment Company Modernization Act of 2010. Effective for taxable years beginning after the enactment date of the Act, December 22, 2010, net capital losses will be carried forward with no expiration and with the character of the loss retained. Capital losses generated in future years must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

As of October 31, 2011, the following fund had expired capital loss carryforwards or utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized		Expired	Utilized
Diversified International Fund	$ 514,941	$ 99,301	Money Market	$ —	$ 5
Government & High Quality Bond Fund	—	20,310	Principal Capital Appreciation Fund	404,907	424
Income Fund	1,212	—	Real Estate Securities Fund	—	130,770
Inflation Protection Fund	—	29,983	Short-Term Income Fund	—	2,074
International Emerging Markets Fund	—	127,359	SmallCap Blend Fund	—	25,400
LargeCap Growth Fund	—	180,130	SmallCap Growth Fund	—	53,199
LargeCap S&P 500 Index Fund	—	23,362	SmallCap Value Fund	72,310	59,223
LargeCap Value Fund	—	70,583

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

8. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated
	Undistributed Net	Accumulated Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Bond & Mortgage Securities Fund	$ (7,120)	$ 9,011	$ (1,891)
California Municipal Fund	(210)	210	–
Diversified International Fund	910	(223,549)	222,639
Equity Income Fund	(563)	563	–
Global Diversified Income Fund	1,504	(1,699)	195
Global Real Estate Securities Fund	1,043	(1,043)	–
Government & High Quality Bond Fund	5,913	(5,759)	(154)
High Yield Fund	5,994	(5,990)	(4)
Income Fund	4,958	(3,610)	(1,348)
Inflation Protection Fund	(2,350)	2,350	–
International Emerging Markets Fund	(3,554)	3,554	–
LargeCap Growth Fund	539	24	(563)
LargeCap S&P 500 Index Fund	1	–	(1)
MidCap Blend Fund	1,654	(1,647)	(7)
Money Market Fund	–	2	(2)
Principal Capital Appreciation Fund	41	(46,804)	46,763
Real Estate Securities Fund	7,754	124	(7,878)
Short-Term Income Fund	1,127	(588)	(539)
SmallCap Blend Fund	809	–	(809)
SmallCap Growth Fund	763	–	(763)
SmallCap Value Fund	–	72,310	(72,310)
Tax-Exempt Bond Fund	(277)	281	(4)

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

COMMON STOCKS - 0.00%	Shares Held	Value (000's)		Principal

Semiconductors - 0.00%			BONDS (continued)	Amount (000's)	Value (000's)
Tower Semiconductor Ltd - Warrants (a),(b)	345,803	$ 17	Automobile Asset Backed Securities (continued)
			Santander Drive Auto Receivables Trust
TOTAL COMMON STOCKS		$ 17	0.96%, 02/18/2014	$ 3,000	$ 2,998
CONVERTIBLE PREFERRED STOCKS -			1.04%, 04/15/2014	6,000	5,996
0.03%	Shares Held	Value (000's)	1.48%, 05/15/2017(d)	8,041	7,960
			Wheels SPV LLC
Electric - 0.03%			1.79%, 03/15/2018(c),(d)	2,521	2,531
Calenergy Capital Trust III	10,000	494			$ 22,414

TOTAL CONVERTIBLE PREFERRED STOCKS		$ 494	Automobile Floor Plan Asset Backed Securities - 1.67%
PREFERRED STOCKS - 0.03%	Shares Held	Value (000's)	Ally Master Owner Trust
			0.87%, 05/15/2016(c)	9,400	9,371
Banks - 0.03%			1.04%, 09/15/2016(c)	3,500	3,460
Ally Financial Inc 8.50%	30,000	582	Ford Credit Floorplan Master Owner Trust
			0.84%, 09/15/2015(c)	4,500	4,500
TOTAL PREFERRED STOCKS		$ 582	0.94%, 09/15/2015(c)	2,350	2,355
	Principal		1.79%, 09/15/2014(c)	9,580	9,665
BONDS - 57.04%	Amount (000's)	Value (000's)	Nissan Master Owner Trust Receivables
			1.39%, 01/15/2015(c),(d)	4,000	4,032
Advertising - 0.28%
Interpublic Group of Cos Inc					$ 33,383
6.25%, 11/15/2014	$ 585	$ 620	Automobile Manufacturers - 0.03%
10.00%, 07/15/2017	4,260	4,878	Ford Motor Co
		$ 5,498	7.45%, 07/16/2031	105	125
Aerospace & Defense - 0.19%			Hyundai Motor Manufacturing Czech
Lockheed Martin Corp			4.50%, 04/15/2015	105	108
3.35%, 09/15/2021	1,670	1,683	Jaguar Land Rover PLC
			7.75%, 05/15/2018(d)	105	104
4.85%, 09/15/2041	1,145	1,210
Spirit Aerosystems Inc			Kia Motors Corp
6.75%, 12/15/2020	820	855	3.63%, 06/14/2016	200	195
		$ 3,748			$ 532

Agriculture - 0.49%			Automobile Parts & Equipment - 0.08%
Altria Group Inc			Cooper Tire & Rubber Co
4.75%, 05/05/2021	2,630	2,833	8.00%, 12/15/2019	335	347
9.95%, 11/10/2038	1,440	2,188	Goodyear Tire & Rubber Co/The
Archer-Daniels-Midland Co			8.25%, 08/15/2020	155	166
5.77%, 03/01/2041(c)	2,110	2,693	10.50%, 05/15/2016	933	1,035
MHP SA					$ 1,548
10.25%, 04/29/2015	185	175	Banks - 6.86%
Philip Morris International Inc			Abbey National Treasury Services
2.50%, 05/16/2016	1,025	1,065	PLC/London
Southern States Cooperative Inc			4.00%, 04/27/2016	1,345	1,283
11.25%, 05/15/2015(d)	815	852	ADCB Finance Cayman Ltd
		$ 9,806	4.75%, 10/08/2014	115	122
Airlines - 0.19%			Akbank TAS
American Airlines 2011-2 Class A Pass			5.13%, 07/22/2015	150	148
			6.50%, 03/09/2018(d)	150	152
Through Trust
8.63%, 10/15/2021(e)	1,725	1,725	Alfa Bank OJSC Via Alfa Bond Issuance
Continental Airlines 2007-1 Class C Pass			PLC
			7.75%, 04/28/2021(d)	265	256
Through Trust
7.34%, 04/19/2014	46	45	7.88%, 09/25/2017	100	99
UAL 2009-1 Pass Through Trust			Ally Financial Inc
10.40%, 11/01/2016	495	549	8.30%, 02/12/2015	2,125	2,231
UAL 2009-2A Pass Through Trust			Associated Banc-Corp
9.75%, 01/15/2017	253	280	5.13%, 03/28/2016	4,245	4,380
United Airlines 2007-1 Class C Pass Through			BAC Capital Trust XIII
			0.75%, 12/31/2049(c)	3,640	2,022
Trust
2.65%, 07/02/2014(c)	590	526	Banco Bradesco SA/Cayman Islands
US Airways 2001-1G Pass Through Trust			4.10%, 03/23/2015	200	205
			(d)
7.08%, 03/20/2021(e)	728	674	4.13%, 05/16/2016	2,145	2,150
		$ 3,799	Banco de Credito del Peru/Panama
			5.38%, 09/16/2020(d)	220	215
Automobile Asset Backed Securities - 1.12%			Banco do Brasil SA/Cayman
AmeriCredit Automobile Receivables Trust			4.50%, 01/22/2015	215	223
0.84%, 11/10/2014	500	499	5.38%, 01/15/2021	100	101
0.90%, 09/08/2014	350	350	BanColombia SA
2.86%, 01/09/2017	1,590	1,580	5.95%, 06/03/2021(d)	345	352
Hyundai Auto Lease Securitization Trust			5.95%, 06/03/2021	105	107
2011-A			Bank of America Corp
1.02%, 10/15/2013(d)	500	500	5.00%, 05/13/2021	735	690

See accompanying notes

118

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Banks (continued)			Banks (continued)
Bank of America Corp (continued)			Morgan Stanley (continued)
5.65%, 05/01/2018	$ 140	$ 140	5.50%, 07/24/2020	$ 900	$ 895
6.50%, 08/01/2016	3,300	3,434	5.50%, 07/28/2021	8,735	8,532
8.00%, 12/29/2049(c)	260	242	5.95%, 12/28/2017	2,095	2,113
Bank of America NA			6.25%, 08/28/2017	1,215	1,262
6.00%, 10/15/2036	2,000	1,925	National Agricultural Cooperative Federation
Bank of New York Mellon Corp/The			4.25%, 01/28/2016	125	127
2.30%, 07/28/2016	2,035	2,058	PNC Financial Services Group Inc
3.55%, 09/23/2021	2,755	2,761	6.75%, 08/01/2049(c)	4,870	4,869
BBVA Bancomer SA/Texas			PNC Funding Corp
4.50%, 03/10/2016	200	200	2.70%, 09/19/2016	2,075	2,100
BNP Paribas / BNP Paribas US Medium-Term			PNC Preferred Funding Trust III
Note Program LLC			8.70%, 02/28/2049(c),(d)	3,400	3,494
1.34%, 06/11/2012(c)	4,500	4,493	RBS Capital Trust III
BPCE SA			0.00%, 09/29/2049(a)	1,900	1,116
2.38%, 10/04/2013(d)	5,520	5,444	Royal Bank of Scotland Group PLC
BTA Bank JSC			4.70%, 07/03/2018	218	176
10.75%, 07/01/2018(c)	771	428	5.05%, 01/08/2015	1,215	1,118
CBQ Finance Ltd			Royal Bank of Scotland PLC/The
5.00%, 11/18/2014	150	159	3.40%, 08/23/2013	2,930	2,912
7.50%, 11/18/2019	170	201	Santander US Debt SA Unipersonal
CIT Group Inc			2.99%, 10/07/2013(d)	3,200	3,097
7.00%, 05/02/2017(d)	4,739	4,727	Sberbank of Russia Via SB Capital SA
Citigroup Inc			5.72%, 06/16/2021	240	235
3.95%, 06/15/2016	1,260	1,290	State Bank of India/London
4.50%, 01/14/2022(f)	2,105	2,111	4.50%, 10/23/2014	100	101
5.13%, 05/05/2014	775	812	Toronto-Dominion Bank/The
5.38%, 08/09/2020	695	742	2.38%, 10/19/2016	25	25
5.50%, 10/15/2014	845	900	2.50%, 07/14/2016	1,160	1,187
5.88%, 05/29/2037	850	927	US Bancorp
6.13%, 05/15/2018	3,505	3,884	4.13%, 05/24/2021	695	765
City National Corp/CA			US Bank NA/Cincinnati OH
5.25%, 09/15/2020	3,100	3,160	3.78%, 04/29/2020(c)	8,725	9,033
Cooperatieve Centrale Raiffeisen-			VTB Bank OJSC Via VTB Capital SA
Boerenleenbank BA/Netherlands			6.25%, 06/30/2035	100	102
11.00%, 12/29/2049(c),(d)	1,560	1,888	6.88%, 05/29/2018	110	114
Goldman Sachs Group Inc/The			Wells Fargo & Co
0.45%, 02/06/2012(c)	2,000	1,998	4.60%, 04/01/2021	1,890	2,022
5.25%, 07/27/2021	5,000	5,047	Wells Fargo Bank NA
6.25%, 02/01/2041	1,305	1,346	0.50%, 05/16/2016(c)	4,615	4,163
6.45%, 05/01/2036	960	908	Woori Bank Co Ltd
6.75%, 10/01/2037	170	163	4.75%, 01/20/2016	215	223
GTB Finance B.V.					$ 136,814
7.50%, 05/19/2016(d)	200	200
Halyk Savings Bank of Kazakhstan JSC			Beverages - 0.76%
7.25%, 05/03/2017	495	486	Anheuser-Busch InBev Worldwide Inc
			0.76%, 07/14/2014(c)	670	668
HBOS Capital Funding No2 LP
6.07%, 06/29/2049(c),(d)	960	672	4.13%, 01/15/2015	440	479
ICICI Bank Ltd			5.38%, 01/15/2020	1,431	1,694
5.50%, 03/25/2015	200	206	8.20%, 01/15/2039	1,075	1,679
ICICI Bank Ltd/Bahrain			Coca-Cola Co/The
			1.80%, 09/01/2016(d)	2,435	2,429
6.63%, 10/03/2012	340	351	3.30%, 09/01/2021(d)	1,355	1,404
JP Morgan Chase & Co
3.15%, 07/05/2016	1,020	1,022	Coca-Cola Femsa SAB de CV
4.25%, 10/15/2020	1,015	1,010	4.63%, 02/15/2020	200	212
4.35%, 08/15/2021	9,020	9,023	Dr Pepper Snapple Group Inc
Kazkommertsbank JSC			2.90%, 01/15/2016	2,540	2,646
8.50%, 04/16/2013	95	93	PepsiCo Inc/NC
8.50%, 05/11/2018(d)	695	580	5.50%, 01/15/2040	475	597
KeyBank NA/Cleveland OH			Pernod-Ricard SA
			4.45%, 01/15/2022(d)	2,600	2,676
5.45%, 03/03/2016	1,010	1,084	5.75%, 04/07/2021(d)	555	627
KeyCorp
5.10%, 03/24/2021	2,805	2,916			$ 15,111
Korea Development Bank			Biotechnology - 0.41%
3.88%, 05/04/2017(f)	260	260	Amgen Inc
LBG Capital No.1 PLC			4.10%, 06/15/2021	1,500	1,614
8.00%, 12/29/2049(c),(d)	2,615	2,144	5.75%, 03/15/2040	525	636
Morgan Stanley			Celgene Corp
5.30%, 03/01/2013	840	862	5.70%, 10/15/2040	2,185	2,450

See accompanying notes

119

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Biotechnology (continued)			Commercial Services (continued)
Genzyme Corp			RSC Equipment Rental Inc/RSC Holdings III
5.00%, 06/15/2020	$ 810	$ 916	LLC (continued)
Life Technologies Corp			10.00%, 07/15/2017(d)	$ 1,410	$ 1,572
6.00%, 03/01/2020	2,340	2,608			$ 4,081

		$ 8,224	Computers - 0.69%
Building Materials - 0.18%			Affiliated Computer Services Inc
Cemex SAB de CV			5.20%, 06/01/2015	3,125	3,358
9.00%, 01/11/2018(d)	410	342	Hewlett-Packard Co
Cimento Tupi SA			3.00%, 09/15/2016	2,885	2,969
9.75%, 05/11/2018(d)	351	355	6.00%, 09/15/2041	1,535	1,751
CRH America Inc			iGate Corp
4.13%, 01/15/2016	1,630	1,631	9.00%, 05/01/2016(d)	745	741
8.13%, 07/15/2018	1,065	1,228	Seagate HDD Cayman
		$ 3,556	6.88%, 05/01/2020	3,400	3,332
			7.00%, 11/01/2021(d)	565	554
Chemicals - 0.72%			Spansion LLC
Braskem Finance Ltd			7.88%, 11/15/2017(d)	1,040	1,040
5.75%, 04/15/2021(d)	50	50
7.00%, 05/07/2020(d)	100	108			$ 13,745
CF Industries Inc			Consumer Products - 0.17%
7.13%, 05/01/2020	3,830	4,457	Reynolds Group Issuer Inc / Reynolds Group
Dow Chemical Co/The			Issuer LLC / Reynolds Group Issuer
2.50%, 02/15/2016	1,575	1,581	(Luxembourg) S.A.
4.25%, 11/15/2020	190	195	7.13%, 04/15/2019(d)	1,550	1,581
7.38%, 11/01/2029	895	1,132	7.88%, 08/15/2019(d)	760	794
Ineos Finance PLC			9.88%, 08/15/2019(d)	925	925
9.00%, 05/15/2015(d)	270	277			$ 3,300
Kinove German Bondco GmbH
9.63%, 06/15/2018(d)	425	410	Cosmetics & Personal Care - 0.03%
Lyondell Chemical Co			Procter & Gamble Co/The
11.00%, 05/01/2018	2,835	3,157	0.70%, 08/15/2014	515	515
Mosaic Co/The
4.88%, 11/15/2041	1,300	1,330	Credit Card Asset Backed Securities - 0.95%
Nova Chemicals Corp			Citibank Omni Master Trust
8.63%, 11/01/2019	537	604	2.34%, 05/16/2016(c),(d)	15,700	15,842
Potash Corp of Saskatchewan Inc			GE Capital Credit Card Master Note Trust
5.88%, 12/01/2036	635	768	0.42%, 03/15/2015(c)	3,160	3,154
SABIC Capital I BV					$ 18,996
3.00%, 11/02/2015	230	233
		$ 14,302	Diversified Financial Services - 3.56%
			ABB Treasury Center USA Inc
Coal - 0.30%			2.50%, 06/15/2016(d)	4,410	4,473
Alpha Natural Resources Inc			Aircastle Ltd
6.00%, 06/01/2019	100	99	9.75%, 08/01/2018	915	976
6.25%, 06/01/2021	705	696	American Express Credit Corp
Arch Coal Inc			2.80%, 09/19/2016	5,085	5,164
7.00%, 06/15/2019(d)	345	357	Cantor Fitzgerald LP
7.25%, 06/15/2021(d)	495	510	6.38%, 06/26/2015(d)	1,410	1,466
8.75%, 08/01/2016	895	978	Countrywide Financial Corp
Berau Capital Resources Pte Ltd			6.25%, 05/15/2016	1,595	1,558
12.50%, 07/08/2015(d)	355	390	Credit Acceptance Corp
Bumi Investment Pte Ltd			9.13%, 02/01/2017	505	524
10.75%, 10/06/2017(d)	845	875	9.13%, 02/01/2017(d)	700	724
Consol Energy Inc			DTEK Finance BV
8.00%, 04/01/2017	1,905	2,086	9.50%, 04/28/2015	100	99
		$ 5,991	E*Trade Financial Corp
			12.50%, 11/30/2017	550	634
Commercial Services - 0.20%			ERAC USA Finance LLC
B-Corp Merger Sub Inc			7.00%, 10/15/2037(d)	2,780	3,249
8.25%, 06/01/2019(d)	450	425
			Financiera Independencia SAB de CV
DP World Ltd			10.00%, 03/30/2015(d)	261	253
6.85%, 07/02/2037	280	269	Ford Motor Credit Co LLC
Emergency Medical Services Corp			3.88%, 01/15/2015(f)	7,735	7,739
8.13%, 06/01/2019(d)	960	960
Hertz Corp/The			5.00%, 05/15/2018	1,025	1,042
			5.88%, 08/02/2021	260	277
8.88%, 01/01/2014	93	94	7.00%, 04/15/2015	2,135	2,327
RSC Equipment Rental Inc/RSC Holdings III
LLC			General Electric Capital Corp
			4.65%, 10/17/2021	1,220	1,257
8.25%, 02/01/2021	750	761	5.88%, 01/14/2038	95	102
			6.15%, 08/07/2037	275	303

See accompanying notes

120

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

		Principal			Principal
BONDS (continued)	Amount (000's)		Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Diversified Financial Services (continued)				Electric (continued)
General Electric Capital Corp	(continued)			Commonwealth Edison Co
6.38%, 11/15/2067(c)	$ 4,295		$ 4,264	5.80%, 03/15/2018	$ 1,115	$ 1,311
Goldman Sachs Capital I				Dominion Resources Inc/VA
6.35%, 02/15/2034		1,000	928	1.95%, 08/15/2016	970	969
GT 2005 BONDS BV				2.25%, 09/01/2015	1,120	1,136
6.00%, 07/21/2014(c)		243	215	DTE Energy Co
GTP Acquisition Partners I LLC				6.38%, 04/15/2033	3,390	4,008
4.35%, 06/15/2016(d)		1,990	1,999	Duke Energy Carolinas LLC
HSBC Finance Capital Trust IX				5.30%, 02/15/2040	940	1,133
5.91%, 11/30/2035		650	572	Duke Energy Corp
HSBC Finance Corp				3.55%, 09/15/2021	2,330	2,393
6.68%, 01/15/2021		1,119	1,138	Edison International
Hyundai Capital Services Inc				3.75%, 09/15/2017	1,420	1,442
4.38%, 07/27/2016		200	203	Edison Mission Energy
Icahn Enterprises LP / Icahn Enterprises				7.50%, 06/15/2013	380	365
Finance Corp				Elwood Energy LLC
8.00%, 01/15/2018		1,165	1,185	8.16%, 07/05/2026	1,149	1,080
ILFC E-Capital Trust II				Energy Future Holdings Corp
6.25%, 12/21/2065(c),(d)		950	689	9.75%, 10/15/2019	701	701
International Lease Finance Corp				10.00%, 01/15/2020(c)	80	84
5.65%, 06/01/2014		925	888	Energy Future Intermediate Holding Co LLC
6.25%, 05/15/2019		740	697	9.75%, 10/15/2019	603	603
8.62%, 09/15/2015(c)		970	1,018	FirstEnergy Corp
John Deere Capital Corp				7.38%, 11/15/2031	1,770	2,225
3.15%, 10/15/2021		1,555	1,593	Florida Power & Light Co
JP Morgan Chase Capital XX				5.25%, 02/01/2041	680	815
6.55%, 09/29/2036		1,000	1,029	5.65%, 02/01/2037	520	648
Merrill Lynch & Co Inc				GenOn REMA LLC
0.45%, 11/01/2011(c)		4,650	4,650	9.24%, 07/02/2017	1,878	1,920
0.56%, 06/05/2012(c)		2,300	2,255	Indiantown Cogeneration LP
5.00%, 01/15/2015		970	980	9.77%, 12/15/2020	461	486
6.40%, 08/28/2017		975	988	Jersey Central Power & Light Co
MF Global Holdings Ltd				5.63%, 05/01/2016	950	1,081
0.00%, 08/08/2016(a),(c)		1,605	758	Kentucky Utilities Co
National Rural Utilities Cooperative Finance				5.13%, 11/01/2040	430	494
Corp				Korea Electric Power Corp
1.90%, 11/01/2015		2,600	2,604	3.00%, 10/05/2015	550	544
ORIX Corp				Korea Hydro & Nuclear Power Co Ltd
5.00%, 01/12/2016		1,060	1,091	6.25%, 06/17/2014	390	424
PCCW-HKT Capital No 4 Ltd				Mirant Mid Atlantic Pass Through Trust C
4.25%, 02/24/2016		340	340	10.06%, 12/30/2028	2,762	2,879
Pinnacle Foods Finance LLC / Pinnacle Foods				Nevada Power Co
Finance Corp				5.38%, 09/15/2040	930	1,072
8.25%, 09/01/2017		500	507	5.45%, 05/15/2041	1,515	1,768
QNB Finance Ltd				NRG Energy Inc
3.13%, 11/16/2015		310	314	7.38%, 01/15/2017	330	344
Scottrade Financial Services Inc				8.25%, 09/01/2020	1,430	1,480
6.13%, 07/11/2021(d)		5,500	5,519	Oncor Electric Delivery Co LLC
Springleaf Finance Corp				5.00%, 09/30/2017	880	979
6.90%, 12/15/2017		1,470	1,121	5.25%, 09/30/2040	950	1,059
SquareTwo Financial Corp				PacifiCorp
11.63%, 04/01/2017		1,110	1,082	3.85%, 06/15/2021	2,950	3,139
Waha Aerospace BV				5.75%, 04/01/2037	900	1,112
3.93%, 07/28/2020		212	219	6.25%, 10/15/2037	225	294
			$ 71,013	PPL Electric Utilities Corp
				3.00%, 09/15/2021	465	460
Electric - 3.16%				5.20%, 07/15/2041	660	774
Abu Dhabi National Energy Co				PPL WEM Holdings PLC
5.88%, 10/27/2016		300	331	3.90%, 05/01/2016(d)	2,220	2,307
6.50%, 10/27/2036		785	780	Progress Energy Inc
6.60%, 08/01/2013		265	282	4.40%, 01/15/2021	800	869
Baltimore Gas & Electric Co				Public Service Co of Colorado
5.90%, 10/01/2016		1,230	1,425	4.75%, 08/15/2041	1,400	1,574
Centrais Eletricas Brasileiras SA				Puget Energy Inc
5.75%, 10/27/2021(d)		400	414
				6.00%, 09/01/2021	1,800	1,861
CMS Energy Corp				San Diego Gas & Electric Co
2.75%, 05/15/2014		3,715	3,665	3.00%, 08/15/2021	2,150	2,200
Comision Federal de Electricidad				4.50%, 08/15/2040	650	731
4.88%, 05/26/2021		200	204	5.35%, 05/15/2040	2,210	2,745

See accompanying notes

121

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Electric (continued)			Food (continued)
Southern California Edison Co			Sigma Alimentos SA de CV
3.88%, 06/01/2021	$ 2,720	$ 2,970	5.63%, 04/14/2018(d)	$ 150	$ 153
4.50%, 09/01/2040	480	516			$ 14,699
Star Energy Geothermal Wayang Windu Ltd
11.50%, 02/12/2015	100	108	Forest Products & Paper - 0.16%
Xcel Energy Inc			Bio Pappel SAB de CV
			7.00%, 08/27/2016(c)	350	269
4.80%, 09/15/2041	760	826
		$ 63,030	Celulosa Arauco y Constitucion SA
			5.63%, 04/20/2015	275	296
Electronics - 0.22%			Exopack Holding Corp
NXP BV / NXP Funding LLC			10.00%, 06/01/2018(d)	1,470	1,441
3.15%, 10/15/2013(c)	270	265	Fibria Overseas Finance Ltd
9.75%, 08/01/2018(d)	685	753	7.50%, 05/04/2020	100	102
Thermo Fisher Scientific Inc			Inversiones CMPC SA
2.25%, 08/15/2016	485	497	6.13%, 11/05/2019	200	223
3.20%, 03/01/2016	1,700	1,805	Longview Fibre Paper & Packaging Inc
3.60%, 08/15/2021	720	746	8.00%, 06/01/2016(d)	485	492
Viasystems Inc			Sappi Papier Holding GmbH
12.00%, 01/15/2015(d)	370	399	7.50%, 06/15/2032(d)	560	426
		$ 4,465			$ 3,249

Engineering & Construction - 0.01%			Gas - 0.13%
Empresas ICA SAB de CV			Atmos Energy Corp
8.90%, 02/04/2021(d)	310	285	5.50%, 06/15/2041	1,980	2,309
			Korea Gas Corp
			4.25%, 11/02/2020	100	98
Entertainment - 0.59%			Nakilat Inc
CCM Merger Inc
8.00%, 08/01/2013(d)	2,670	2,537	6.07%, 12/31/2033	200	217
Choctaw Resort Development Enterprise					$ 2,624
7.25%, 11/15/2019(d)	815	509	Healthcare - Products - 0.31%
Lions Gate Entertainment Inc			Angiotech Pharmaceuticals Inc
10.25%, 11/01/2016(d)	1,070	1,078	5.00%, 12/01/2013(c)	2,915	2,449
Peninsula Gaming LLC / Peninsula Gaming			Biomet Inc
Corp			10.00%, 10/15/2017	350	378
8.38%, 08/15/2015	1,985	2,040	10.38%, 10/15/2017	685	740
10.75%, 08/15/2017	1,060	1,092	Stryker Corp
Regal Cinemas Corp			2.00%, 09/30/2016	2,525	2,553
8.63%, 07/15/2019	490	524			$ 6,120
Regal Entertainment Group
9.13%, 08/15/2018	1,000	1,070	Healthcare - Services - 0.78%
WMG Acquisition Corp			Centene Corp
9.50%, 06/15/2016(d)	355	376	5.75%, 06/01/2017	1,375	1,382
9.50%, 06/15/2016	1,070	1,134	Community Health Systems Inc
11.50%, 10/01/2018(d)	1,020	1,018	8.88%, 07/15/2015	260	266
WMG Holdings Corp			Fresenius Medical Care US Finance Inc
13.75%, 10/01/2019(d)	510	479	6.50%, 09/15/2018(d)	330	346
		$ 11,857	HCA Inc
			6.50%, 02/15/2020	1,400	1,467
Environmental Control - 0.15%			7.25%, 09/15/2020	765	820
Clean Harbors Inc			8.50%, 04/15/2019	2,390	2,629
7.63%, 08/15/2016	245	259	Highmark Inc
EnergySolutions Inc / EnergySolutions LLC			4.75%, 05/15/2021(d)	2,030	2,051
10.75%, 08/15/2018	595	601	Multiplan Inc
Republic Services Inc			9.88%, 09/01/2018(d)	1,975	2,034
3.80%, 05/15/2018	1,215	1,270	Radnet Management Inc
5.70%, 05/15/2041	745	873	10.38%, 04/01/2018	450	405
		$ 3,003	Roche Holdings Inc
			7.00%, 03/01/2039(d)	1,520	2,198
Food - 0.74%
Del Monte Foods Co			WellPoint Inc
7.63%, 02/15/2019(d)	1,125	1,069	3.70%, 08/15/2021	1,935	1,970
Delhaize Group SA					$ 15,568
5.70%, 10/01/2040	1,020	1,052	Holding Companies - Diversified - 0.10%
Grupo Bimbo SAB de CV			Hutchison Whampoa International 03/13 Ltd
4.88%, 06/30/2020	100	104	6.50%, 02/13/2013	775	818
JM Smucker Co/The			Hutchison Whampoa International 09/19 Ltd
3.50%, 10/15/2021	4,250	4,309	5.75%, 09/11/2019	760	847
Kraft Foods Inc			Noble Group Ltd
5.38%, 02/10/2020	3,615	4,166	6.75%, 01/29/2020	270	265
6.50%, 11/01/2031	2,135	2,658
6.50%, 02/09/2040	930	1,188
See accompanying notes			122

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Holding Companies - Diversified (continued)			Internet (continued)
Swire Pacific MTN Financing Ltd			Zayo Group LLC/Zayo Capital Inc
6.25%, 04/18/2018	$ 130	$ 141	10.25%, 03/15/2017	$ 1,165	$ 1,226
		$ 2,071			$ 3,368

Home Equity Asset Backed Securities - 0.55%			Iron & Steel - 0.10%
Asset Backed Securities Corp Home Equity			ArcelorMittal
0.34%, 07/25/2036(c)	214	210	3.75%, 03/01/2016	140	138
Bear Stearns Asset Backed Securities Trust			6.75%, 03/01/2041	905	907
0.43%, 05/25/2037(c)	3,200	1,375	CSN Resources SA
Countrywide Asset-Backed Certificates			6.50%, 07/21/2020(d)	100	107
5.51%, 08/25/2036	1,440	1,366	Evraz Group SA
First NLC Trust			9.50%, 04/24/2018	125	135
0.54%, 09/25/2035(c)	228	227	Ferrexpo Finance PLC
0.74%, 05/25/2035(c)	426	191	7.88%, 04/07/2016(d)	200	192
JP Morgan Mortgage Acquisition Corp			Gerdau Holdings Inc
0.39%, 08/25/2036(c)	1,655	1,170	7.00%, 01/20/2020	100	107
Morgan Stanley ABS Capital I			Metinvest BV
1.11%, 12/25/2034(c)	337	117	8.75%, 02/14/2018(d)	200	190
New Century Home Equity Loan Trust			POSCO
0.53%, 03/25/2035(b),(c)	85	74	8.75%, 03/26/2014	120	135
Option One Mortgage Loan Trust					$ 1,911
1.24%, 02/25/2035(b),(c)	139	20
Residential Asset Securities Corp			Leisure Products & Services - 0.18%
0.39%, 09/25/2036(c)	7,565	5,761	Harley-Davidson Financial Services Inc
			3.88%, 03/15/2016(d)	3,415	3,504
Saxon Asset Securities Trust
1.94%, 03/25/2035(c)	295	121
Specialty Underwriting & Residential			Lodging - 0.45%
Finance			Caesars Entertainment Operating Co Inc
1.01%, 02/25/2035(c)	324	262	10.00%, 12/15/2018	841	634
		$ 10,894	MGM Resorts International
			10.00%, 11/01/2016	1,500	1,470
Insurance - 2.19%			Starwood Hotels & Resorts Worldwide Inc
Aflac Inc
3.45%, 08/15/2015	4,975	5,092	6.75%, 05/15/2018	255	283
			7.15%, 12/01/2019	965	1,090
American International Group Inc			Wyndham Worldwide Corp
4.25%, 09/15/2014	5,095	5,012
4.88%, 09/15/2016	6,110	5,971	5.63%, 03/01/2021	2,800	2,871
			5.75%, 02/01/2018	395	415
Berkshire Hathaway Inc			7.38%, 03/01/2020	1,950	2,195
2.20%, 08/15/2016	1,825	1,858
3.75%, 08/15/2021	2,765	2,839			$ 8,958
Hanover Insurance Group Inc/The			Media - 2.39%
6.38%, 06/15/2021	1,905	2,020	Cablevision Systems Corp
ING Groep NV			8.00%, 04/15/2020	890	939
5.78%, 12/08/2049	6,260	4,961	CBS Corp
Liberty Mutual Group Inc			5.75%, 04/15/2020	2,685	3,024
5.00%, 06/01/2021(d)	2,005	1,892	7.88%, 07/30/2030	60	79
7.00%, 03/15/2037(c),(d)	875	761	Columbus International Inc
10.75%, 06/15/2058(c),(d)	630	765	11.50%, 11/20/2014	160	162
Lincoln National Corp			Comcast Corp
5.65%, 08/27/2012	865	895	4.95%, 06/15/2016	1,750	1,950
6.15%, 04/07/2036	1,300	1,311	5.90%, 03/15/2016	1,930	2,231
7.00%, 05/17/2066(c)	1,710	1,607	6.40%, 03/01/2040	285	351
Marsh & McLennan Cos Inc			6.50%, 11/15/2035	1,825	2,179
4.80%, 07/15/2021	810	874	COX Communications Inc
MetLife Capital Trust IV			5.45%, 12/15/2014	1,095	1,221
7.88%, 12/15/2037(d)	3,200	3,388	Cumulus Media Inc
Willis Group Holdings PLC			7.75%, 05/01/2019(d)	1,655	1,523
5.75%, 03/15/2021	870	925	DIRECTV Holdings LLC / DIRECTV
WR Berkley Corp			Financing Co Inc
6.25%, 02/15/2037	935	932	3.55%, 03/15/2015	925	970
XL Group PLC			5.00%, 03/01/2021	550	602
6.50%, 12/31/2049(c)	3,100	2,604	5.88%, 10/01/2019	2,535	2,909
		$ 43,707	6.38%, 03/01/2041	75	90
			7.63%, 05/15/2016	1,430	1,530
Internet - 0.17%			DISH DBS Corp
Equinix Inc			6.75%, 06/01/2021	1,785	1,843
7.00%, 07/15/2021	835	889	7.75%, 05/31/2015	1,160	1,247
Open Solutions Inc
9.75%, 02/01/2015(d)	1,870	1,253	7.88%, 09/01/2019	1,757	1,928
			Grupo Televisa SAB
			6.00%, 05/15/2018	200	223

See accompanying notes

123

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Media (continued)			Mining (continued)
Grupo Televisa SAB (continued)			Vedanta Resources PLC
6.63%, 03/18/2025	$ 100	$ 108	9.50%, 07/18/2018	$ 605	$ 581
Kabel BW Erste Beteiligungs GmbH / Kabel					$ 13,378
Baden-Wurttemberg GmbH & Co KG
7.50%, 03/15/2019(d)	450	468	Miscellaneous Manufacturing - 0.52%
NBCUniversal Media LLC			3M Co
5.15%, 04/30/2020	6,645	7,468	1.38%, 09/29/2016	340	341
News America Inc			GE Capital Trust I
4.50%, 02/15/2021	970	1,013	6.38%, 11/15/2067	550	543
6.20%, 12/15/2034	1,510	1,643	Park-Ohio Industries Inc
Time Warner Cable Inc			8.13%, 04/01/2021	550	528
4.13%, 02/15/2021	1,205	1,249	Textron Inc
5.50%, 09/01/2041	2,895	3,113	6.20%, 03/15/2015	1,835	1,972
Time Warner Inc			Tyco Electronics Group SA
4.00%, 01/15/2022	1,720	1,764	6.00%, 10/01/2012	1,740	1,817
5.38%, 10/15/2041	850	896	7.13%, 10/01/2037	105	139
7.63%, 04/15/2031	1,050	1,350	Tyco International Finance SA
Unitymedia Hessen GmbH & Co KG /			4.13%, 10/15/2014	985	1,055
Unitymedia NRW GmbH			6.00%, 11/15/2013	1,055	1,151
8.13%, 12/01/2017(d)	710	756	Tyco International Ltd / Tyco International
Univision Communications Inc			Finance SA
7.88%, 11/01/2020(d)	70	71	7.00%, 12/15/2019	2,220	2,751
8.50%, 05/15/2021(d)	1,210	1,089			$ 10,297
Viacom Inc			Mortgage Backed Securities - 10.31%
6.88%, 04/30/2036	600	766	Adjustable Rate Mortgage Trust
Walt Disney Co/The			0.80%, 06/25/2035(c)	207	199
2.75%, 08/16/2021	930	928	1.38%, 02/25/2035(c)	196	171
		$ 47,683	Banc of America Funding Corp
			0.52%, 07/20/2036(c)	4,293	2,516
Metal Fabrication & Hardware - 0.00%
WPE International Cooperatief UA			Banc of America Large Loan Inc
			5.61%, 06/24/2050(c),(d)	1,625	1,505
10.38%, 09/30/2020	100	92	5.62%, 06/24/2049(c),(d)	1,500	1,460
			Banc of America Merrill Lynch Commercial
Mining - 0.67%			Mortgage Inc
Alcoa Inc			0.28%, 07/10/2042(c)	149,264	330
6.15%, 08/15/2020	385	397	0.52%, 06/10/2049(c),(d)	1,000	650
ALROSA Finance SA			4.97%, 07/10/2043	1,390	754
7.75%, 11/03/2020(d)	600	622	5.67%, 01/15/2049(c),(d)	1,335	416
AngloGold Ashanti Holdings PLC			5.89%, 07/10/2044	155	171
5.38%, 04/15/2020	535	525	Banc of America Mortgage Securities Inc
Barrick Gold Corp			2.76%, 09/25/2035(c)	856	824
2.90%, 05/30/2016	1,425	1,480	BCRR Trust
Barrick North America Finance LLC			4.25%, 07/17/2040(d)	458	403
5.70%, 05/30/2041	200	232	5.86%, 12/15/2043(d)	2,975	2,782
Corp Nacional del Cobre de Chile			Bear Stearns Alt-A Trust
3.88%, 11/03/2021(d),(f)	1,365	1,359	0.52%, 07/25/2035(c)	249	169
FMG Resources August 2006 Pty Ltd			Bella Vista Mortgage Trust
6.88%, 02/01/2018(d)	1,220	1,171	0.49%, 05/20/2045(b),(c)	622	309
8.25%, 11/01/2019(d)	505	510	Citicorp Mortgage Securities Inc
Freeport-McMoRan Copper & Gold Inc			5.25%, 08/25/2034(c)	75	75
8.38%, 04/01/2017	2,085	2,231	Citigroup Commercial Mortgage Trust
Gold Fields Orogen Holding BVI Ltd			0.54%, 10/15/2049(c)	49,215	536
4.88%, 10/07/2020(d)	225	210	5.49%, 03/17/2051(c),(d)	2,102	1,986
Midwest Vanadium Pty Ltd			5.62%, 12/10/2049(c)	997	995
11.50%, 02/15/2018(d)	635	530	Citigroup/Deutsche Bank Commercial
Rio Tinto Finance USA Ltd			Mortgage Trust
1.88%, 11/02/2015	770	775	5.32%, 12/11/2049	1,200	1,257
Southern Copper Corp			Commercial Mortgage Pass Through
5.38%, 04/16/2020	449	471	Certificates
6.75%, 04/16/2040	320	335	5.36%, 07/10/2037(c)	850	719
Taseko Mines Ltd			5.54%, 12/11/2049(c),(d)	1,200	1,121
7.75%, 04/15/2019	500	468	5.95%, 06/09/2028(d)	500	490
Teck Resources Ltd			Countrywide Alternative Loan Trust
6.25%, 07/15/2041	790	911	0.52%, 06/25/2036(c)	3,100	176
Vale Overseas Ltd			Countrywide Asset-Backed Certificates
4.63%, 09/15/2020	145	147	0.51%, 01/25/2036(c)	2,336	1,643
6.88%, 11/21/2036	370	423	0.52%, 11/25/2035(c)	207	191

See accompanying notes

124

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Countrywide Home Loan Mortgage Pass			Greenpoint Mortgage Funding Trust
Through Trust			0.51%, 06/25/2045(c)	$ 472	$ 114
5.00%, 04/25/2035	$ 2,001	$ 1,940	Greenwich Capital Commercial Funding
Credit Suisse First Boston Mortgage Securities			Corp
Corp			5.51%, 03/10/2039	3,775	2,076
0.32%, 11/15/2037(c),(d)	17,346	329	5.74%, 12/10/2049	1,025	1,086
0.95%, 01/15/2037(c),(d)	20,841	398	GS Mortgage Securities Corp II
4.96%, 01/15/2037(d)	3,300	3,188	0.64%, 11/10/2039(c),(d)	30,912	715
Credit Suisse Mortgage Capital Certificates			1.57%, 08/10/2043(c),(d)	31,896	2,787
0.16%, 12/15/2039(c)	18,507	307	1.95%, 08/10/2044(c),(d)	23,235	2,101
0.56%, 09/15/2039(c),(d)	57,410	634	Impac CMB Trust
5.34%, 12/15/2043(c),(d)	2,495	2,381	0.49%, 05/25/2037(b),(c)	3,028	2,371
5.38%, 02/15/2040(d)	3,250	3,298	Indymac Index Mortgage Loan Trust
5.47%, 09/18/2039(d)	4,690	4,581	0.42%, 02/25/2037(c)	3,744	2,505
5.62%, 06/10/2049(c),(d)	4,000	3,847	0.47%, 04/25/2035(c)	484	279
5.70%, 09/15/2040(d)	2,980	2,738	JP Morgan Chase Commercial Mortgage
5.71%, 06/15/2039(c)	1,900	1,993	Securities Corp
6.00%, 09/15/2039(d)	1,775	1,650	0.51%, 02/15/2051(c)	48,428	561
Fannie Mae			1.96%, 11/15/2043(c),(d)	9,835	993
0.44%, 01/25/2023(c)	213	213	5.10%, 09/12/2037(c)	300	148
0.49%, 11/25/2022(c)	153	153	5.31%, 01/15/2049	250	252
0.49%, 03/25/2035(c)	305	304	5.43%, 01/15/2049	2,194	2,274
0.54%, 02/25/2018(c)	146	147	5.68%, 06/12/2041(c)	3,205	2,378
0.54%, 02/25/2032(c)	304	304	JP Morgan Mortgage Trust
6.00%, 05/25/2030	4,823	4,947	5.67%, 06/25/2036(c)	39	38
6.21%, 10/25/2041(c)	11,299	2,255	LB-UBS Commercial Mortgage Trust
6.26%, 12/25/2021(c)	5,279	652	0.30%, 07/15/2040(c),(d)	59,374	1,058
6.31%, 07/25/2038(c)	2,377	279	0.48%, 02/15/2040(c)	13,606	266
6.36%, 12/25/2039(c)	12,400	1,911	5.56%, 02/15/2040(c)	1,615	759
6.50%, 02/25/2047	1,381	1,538	6.24%, 07/17/2040(c)	1,540	745
6.51%, 11/25/2036(c)	5,825	810	MASTR Asset Securitization Trust
6.53%, 04/25/2037(c)	2,507	343	5.25%, 11/25/2035	2,000	1,878
6.74%, 04/25/2039(c)	1,613	1,744	Merrill Lynch Mortgage Investors Inc
6.86%, 09/25/2031(c)	3,048	248	0.59%, 08/25/2036(c)	255	129
7.38%, 03/25/2039(c)	1,760	1,985	Merrill Lynch/Countrywide Commercial
37.55%, 08/25/2035(c)	444	228	Mortgage Trust
Fannie Mae Whole Loan			0.52%, 08/12/2048(c)	39,055	741
0.44%, 05/25/2035(b),(c)	1,356	1,353	0.62%, 12/12/2049(c)	83,571	1,490
FDIC Structured Sale Guaranteed Notes			5.53%, 03/12/2051	2,920	2,274
3.00%, 09/30/2019(d)	1,527	1,536	Morgan Stanley Capital I
FHLMC Multifamily Structured Pass Through			0.49%, 04/12/2049(c)	8,383	8,094
Certificates			5.09%, 12/15/2041(c),(d)	2,750	2,726
1.52%, 08/25/2020(c)	19,735	1,692	5.59%, 04/12/2049(c)	1,360	1,422
Freddie Mac			5.59%, 04/12/2049(c)	1,359	1,396
0.54%, 06/15/2018(c)	317	317	Morgan Stanley Reremic Trust
0.69%, 06/15/2023(c)	558	560	2.50%, 02/23/2051(d),(e)	10,246	10,208
0.84%, 08/15/2018(c)	2,095	2,115	3.00%, 07/17/2056(d),(e)	3,151	3,160
4.00%, 09/15/2021	1,966	2,055	3.25%, 12/17/2043(d)	13,500	13,497
4.00%, 06/15/2034(c)	22,988	2,571	4.97%, 04/16/2040(d)	3,235	3,138
4.50%, 10/15/2035(c)	10,446	1,489	5.79%, 08/12/2045(c),(d)	1,470	1,385
5.00%, 07/15/2038(c)	6,658	896	10.24%, 12/17/2043(c),(d)	8,000	8,001
5.50%, 06/15/2035	2,723	2,801	Nomura Asset Acceptance Corp
5.91%, 02/15/2040(c)	2,478	380	0.59%, 02/25/2035(c)	48	41
6.26%, 11/15/2040(c)	10,199	1,547	RBSCF Trust
6.31%, 02/15/2040(c)	3,737	703	4.67%, 04/15/2024(c),(d)	900	872
6.31%, 05/15/2040(c)	8,069	1,291	5.31%, 03/16/2012(d)	5,020	5,000
6.46%, 03/15/2036(c)	13,369	2,191	5.80%, 09/17/2039(c),(d)	400	418
6.91%, 02/15/2018(c)	3,096	233	Residential Asset Securitization Trust
7.31%, 11/15/2033(c)	2,965	444	5.50%, 02/25/2035	1,569	1,590
GE Capital Commercial Mortgage Corp			Structured Adjustable Rate Mortgage Loan
0.19%, 05/10/2014(c)	13,636	53	Trust
5.61%, 04/10/2017(c)	5,750	4,489	0.94%, 08/25/2034(b),(c)	2,622	185
Ginnie Mae			Structured Asset Mortgage Investments Inc
4.00%, 10/16/2026(c),(e)	7,124	770	0.55%, 09/25/2045(c)	619	360
4.50%, 06/20/2039(c)	5,727	839	Structured Asset Securities Corp
5.00%, 10/16/2022(c)	8,892	753	5.00%, 05/25/2035	1,297	1,296
6.28%, 01/16/2038(c)	1,278	213	5.00%, 05/25/2035	1,300	1,296
6.36%, 12/16/2036(c)	7,350	1,399	Wachovia Bank Commercial Mortgage Trust
6.36%, 09/16/2040(c)	11,037	2,285	0.00%, 12/15/2043(a)	1,960	230

See accompanying notes

125

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Mortgage Backed Securities (continued)			Oil & Gas (continued)
Wachovia Bank Commercial Mortgage Trust			Gazprom OAO Via Gaz Capital SA
(continued)			7.29%, 08/16/2037(d)	$ 690	$ 743
0.44%, 12/15/2043(c),(d)	$ 3,750	$ 2,260	GMX Resources Inc
0.54%, 10/15/2041(c),(d)	25,697	27	11.38%, 02/15/2019(d)	130	94
0.67%, 05/15/2044(c),(d)	8,631	30	GS Caltex Corp
WAMU Commercial Mortgage Securities			5.50%, 04/24/2017	100	106
Trust			Hilcorp Energy I LP/Hilcorp Finance Co
3.83%, 01/25/2035(d)	54	54	7.63%, 04/15/2021(d)	905	955
WaMu Mortgage Pass Through Certificates			8.00%, 02/15/2020(d)	345	371
2.55%, 12/25/2035(c)	1,214	1,145	Indian Oil Corp Ltd
2.58%, 05/25/2035(c)	252	241	4.75%, 01/22/2015	200	205
Washington Mutual Alternative Mortgage			Linn Energy LLC/Linn Energy Finance Corp
Pass-Through Certificates			6.50%, 05/15/2019(d)	950	955
0.42%, 01/25/2047(c)	1,565	33	7.75%, 02/01/2021	535	571
Wells Fargo Commercial Mortgage Trust			8.63%, 04/15/2020	855	943
1.47%, 11/15/2043(c),(d)	12,305	1,083	Lukoil International Finance BV
Wells Fargo Mortgage Backed Securities			7.25%, 11/05/2019(d)	390	426
Trust			Newfield Exploration Co
2.70%, 10/25/2035(c)	860	708	5.75%, 01/30/2022	725	768
6.00%, 10/25/2036(c)	3,731	3,700	Nexen Inc
		$ 205,782	6.40%, 05/15/2037	1,320	1,419
			Noble Energy Inc
Office & Business Equipment - 0.12%			6.00%, 03/01/2041	75	87
Xerox Corp			Novatek Finance Ltd
6.75%, 02/01/2017	2,080	2,400	6.60%, 02/03/2021(d)	200	208
			Oasis Petroleum Inc
Oil & Gas - 2.93%			6.50%, 11/01/2021(f)	500	502
Afren PLC			Occidental Petroleum Corp
11.50%, 02/01/2016(d)	310	312	1.75%, 02/15/2017	3,655	3,675
Anadarko Petroleum Corp			3.13%, 02/15/2022	740	750
5.95%, 09/15/2016	2,100	2,413	Pacific Rubiales Energy Corp
6.20%, 03/15/2040	1,615	1,858	8.75%, 11/10/2016	100	111
Antero Resources Finance Corp			Pan American Energy LLC/Argentine Branch
7.25%, 08/01/2019(d)	300	309	7.88%, 05/07/2021	105	105
Bill Barrett Corp			Petrobras International Finance Co - Pifco
7.63%, 10/01/2019	580	613	5.38%, 01/27/2021	1,165	1,225
BP Capital Markets PLC			6.88%, 01/20/2040	25	29
3.13%, 10/01/2015	1,415	1,482	Petro-Canada
3.56%, 11/01/2021(f)	1,370	1,389	5.95%, 05/15/2035	1,830	2,088
3.63%, 05/08/2014	1,820	1,924	Petroleum Development Corp
Canadian Natural Resources Ltd			12.00%, 02/15/2018	1,325	1,438
5.70%, 05/15/2017	1,405	1,631	Petroquest Energy Inc
Chaparral Energy Inc			10.00%, 09/01/2017	545	565
8.25%, 09/01/2021	1,025	1,043	Pioneer Natural Resources Co
8.88%, 02/01/2017(c)	455	469	7.50%, 01/15/2020	465	526
9.88%, 10/01/2020	1,300	1,410	Plains Exploration & Production Co
Chesapeake Energy Corp			6.63%, 05/01/2021	245	255
6.13%, 02/15/2021	1,710	1,791	Precision Drilling Corp
9.50%, 02/15/2015	5	6	6.50%, 12/15/2021(d)	310	327
CNOOC Finance 2011 Ltd			6.63%, 11/15/2020	655	696
4.25%, 01/26/2021	400	418	Pride International Inc
CNPC HK Overseas Capital Ltd			7.88%, 08/15/2040	930	1,208
4.50%, 04/28/2021	200	212	PTTEP Canada International Finance Ltd
Concho Resources Inc			5.69%, 04/05/2021(d)	1,110	1,135
7.00%, 01/15/2021	1,065	1,150	Quicksilver Resources Inc
ConocoPhillips			11.75%, 01/01/2016	467	528
5.75%, 02/01/2019	500	601	Ras Laffan Liquefied Natural Gas Co Ltd II
ConocoPhillips Holding Co			5.30%, 09/30/2020	1,269	1,370
6.95%, 04/15/2029	1,250	1,704	Reliance Holdings USA Inc
Denbury Resources Inc			6.25%, 10/19/2040	250	248
8.25%, 02/15/2020	559	618	Rowan Cos Inc
9.75%, 03/01/2016	1,625	1,800	5.00%, 09/01/2017	2,965	3,062
Devon Energy Corp			SandRidge Energy Inc
2.40%, 07/15/2016	1,895	1,938	8.00%, 06/01/2018(d)	255	255
5.60%, 07/15/2041	445	525	Talisman Energy Inc
Dolphin Energy Ltd			5.13%, 05/15/2015	1,040	1,136
5.89%, 06/15/2019	389	424	TNK-BP Finance SA
Ecopetrol SA			7.25%, 02/02/2020(d)	910	1,003
7.63%, 07/23/2019	1,060	1,265

See accompanying notes

126

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Oil & Gas (continued)			Packaging & Containers (continued)
Transocean Inc			Plastipak Holdings Inc (continued)
6.00%, 03/15/2018	$ 110	$ 117	10.63%, 08/15/2019(d)	$ 310	$ 336
Venoco Inc			Sealed Air Corp
11.50%, 10/01/2017	865	900	8.13%, 09/15/2019(d)	530	575
Zhaikmunai LLP			8.38%, 09/15/2021(d)	530	574
10.50%, 10/19/2015	150	148			$ 2,719

		$ 58,558	Pharmaceuticals - 0.68%
Oil & Gas Services - 0.40%			AmerisourceBergen Corp
Baker Hughes Inc			5.63%, 09/15/2012	200	207
3.20%, 08/15/2021(d)	1,450	1,490	Endo Pharmaceuticals Holdings Inc
Cameron International Corp			7.00%, 07/15/2019(d)	395	426
4.50%, 06/01/2021	1,570	1,680	7.25%, 01/15/2022(d)	430	463
7.00%, 07/15/2038	1,055	1,331	GlaxoSmithKline Capital Inc
Key Energy Services Inc			5.38%, 04/15/2034	1,670	1,986
6.75%, 03/01/2021	350	358	Merck & Co Inc
Korea National Oil Corp			5.95%, 12/01/2028	840	1,052
4.00%, 10/27/2016(d)	200	203	6.50%, 12/01/2033(c)	1,095	1,498
Schlumberger Investment SA			Mylan Inc/PA
3.30%, 09/14/2021(d)	1,475	1,509	7.88%, 07/15/2020(d)	665	745
SESI LLC			Omnicare Inc
6.38%, 05/01/2019(d)	395	403	7.75%, 06/01/2020	385	415
Weatherford International Ltd/Bermuda			Sanofi
6.75%, 09/15/2040	125	146	1.20%, 09/30/2014	3,735	3,773
7.00%, 03/15/2038	680	802	Watson Pharmaceuticals Inc
		$ 7,922	5.00%, 08/15/2014	1,980	2,139
			Wyeth
Other Asset Backed Securities - 1.75%			5.95%, 04/01/2037	755	967
Ameriquest Mortgage Securities Inc					$ 13,671
0.54%, 03/25/2035(c)	154	151
Carrington Mortgage Loan Trust			Pipelines - 1.70%
0.52%, 12/25/2035(c)	6,172	5,896	Chesapeake Midstream Partners LP / CHKM
Chase Funding Mortgage Loan Asset-Backed			Finance Corp
Certificates			5.88%, 04/15/2021(d)	1,318	1,331
0.70%, 12/25/2033(c)	28	25	El Paso Corp
0.84%, 07/25/2033(c)	1,575	1,315	7.75%, 01/15/2032	835	962
Countrywide Asset-Backed Certificates			El Paso Pipeline Partners Operating Co LLC
0.37%, 11/25/2037(c)	5,320	3,790	5.00%, 10/01/2021	2,490	2,553
0.40%, 02/25/2037(c)	7,775	5,937	Enbridge Energy Partners LP
0.53%, 02/25/2036(c)	515	510	4.20%, 09/15/2021	1,145	1,199
0.76%, 06/25/2035(c)	1,678	1,542	Energy Transfer Equity LP
1.85%, 01/25/2034(c)	28	18	7.50%, 10/15/2020	585	632
First-Citizens Home Equity Loan LLC			Energy Transfer Partners LP
0.45%, 09/15/2022(c),(d)	456	423	4.65%, 06/01/2021	1,280	1,271
GE Dealer Floorplan Master Note Trust			6.05%, 06/01/2041	1,760	1,809
0.84%, 07/21/2014(c)	6,000	6,000	Enterprise Products Operating LLC
JP Morgan Mortgage Acquisition Corp			5.20%, 09/01/2020	2,665	2,982
0.32%, 12/25/2036(c)	243	72	6.13%, 10/15/2039	1,060	1,226
0.32%, 03/25/2037(c)	568	532	6.45%, 09/01/2040	5	6
0.39%, 03/25/2037(c)	3,820	2,631	8.38%, 08/01/2066	3,115	3,224
5.45%, 11/25/2036	2,917	2,914	Kinder Morgan Energy Partners LP
Long Beach Mortgage Loan Trust			5.30%, 09/15/2020	2,240	2,455
0.74%, 02/25/2035(c)	1,187	1,169	5.63%, 09/01/2041	1,130	1,206
Marriott Vacation Club Owner Trust			6.38%, 03/01/2041	1,145	1,288
5.52%, 05/20/2029(c),(d)	623	645	MarkWest Energy Partners LP / MarkWest
MSDWCC Heloc Trust			Energy Finance Corp
0.43%, 07/25/2017(c)	417	348	6.25%, 06/15/2022(f)	1,010	1,035
Ownit Mortgage Loan Asset Backed			6.50%, 08/15/2021	210	217
Certificates			6.75%, 11/01/2020	105	110
0.54%, 08/25/2036(c)	22	22	8.75%, 04/15/2018	1,585	1,783
Popular ABS Mortgage Pass-Through Trust			ONEOK Partners LP
0.51%, 05/25/2035(c)	1,386	912	3.25%, 02/01/2016	2,380	2,436
Residential Asset Mortgage Products Inc			Regency Energy Partners LP / Regency Energy
0.51%, 07/25/2035(c)	128	126	Finance Corp
		$ 34,978	6.50%, 07/15/2021	480	499
			6.88%, 12/01/2018	840	886
Packaging & Containers - 0.14%			9.38%, 06/01/2016	375	416
Crown Cork & Seal Co Inc			Transportadora de Gas del Sur SA
7.38%, 12/15/2026	450	473	7.88%, 05/14/2017	78	69
Plastipak Holdings Inc
8.50%, 12/15/2015(d)	750	761

See accompanying notes

127

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)		Value (000's)

Pipelines (continued)			Semiconductors (continued)
Williams Cos Inc/The			Intel Corp
7.88%, 09/01/2021	$ 3,490	$ 4,409	3.30%, 10/01/2021	$ 2,060		$ 2,126
		$ 34,004	Jazz Technologies Inc
			8.00%, 06/30/2015		1,471	1,364
Real Estate - 0.02%			STATS ChipPAC Ltd
Atlantic Finance Ltd			7.50%, 08/12/2015		105	111
10.75%, 05/27/2014(c)	210	232
			Texas Instruments Inc
Franshion Development Ltd			2.38%, 05/16/2016		2,740	2,834
6.75%, 04/15/2021	200	176				$ 6,749
		$ 408
			Software - 0.24%
Regional Authority - 0.03%			First Data Corp
Provincia de Buenos Aires/Argentina			7.38%, 06/15/2019(d)		645	638
10.88%, 01/26/2021(d)	785	622
			Fiserv Inc
			3.13%, 06/15/2016		1,970	2,001
REITS - 0.46%			Oracle Corp
DDR Corp			5.38%, 07/15/2040(d)		1,225	1,468
4.75%, 04/15/2018	3,785	3,562	6.13%, 07/08/2039		475	625
Digital Realty Trust LP						$ 4,732
4.50%, 07/15/2015	890	903
DuPont Fabros Technology LP			Sovereign - 0.22%
8.50%, 12/15/2017	775	829	Australia Government Bond
			5.75%, 05/15/2021	AUD	40	46
Entertainment Properties Trust			Austria Government Bond
7.75%, 07/15/2020	3,790	3,980	4.65%, 01/15/2018	EUR	70	109
		$ 9,274	Belgium Government Bond
Retail - 1.07%			3.50%, 03/28/2015		140	195
AmeriGas Partners LP/AmeriGas Finance			Bundesobligation
Corp			2.50%, 02/27/2015		40	58
6.25%, 08/20/2019	995	985	Bundesrepublik Deutschland
CVS Caremark Corp			3.50%, 07/04/2019		105	163
3.25%, 05/18/2015	1,105	1,168	4.75%, 07/04/2028		35	61
4.13%, 05/15/2021	465	496	Canadian Government Bond
6.60%, 03/15/2019	1,170	1,427	2.00%, 12/01/2014	CAD	50	51
CVS Pass-Through Trust			5.75%, 06/01/2033		25	36
5.77%, 01/10/2033(d)	2,368	2,412	Denmark Government Bond
7.51%, 01/10/2032(d)	329	382	4.00%, 11/15/2017	DKK	160	34
DineEquity Inc			Finland Government Bond
9.50%, 10/30/2018	545	578	4.25%, 07/04/2015	EUR	30	46
Grupo Famsa SAB de CV			France Government Bond OAT
11.00%, 07/20/2015	220	226	3.50%, 04/25/2026		55	75
Home Depot Inc			3.75%, 04/25/2021		75	109
4.40%, 04/01/2021	2,820	3,082	4.50%, 04/25/2041		25	38
Ltd Brands Inc			Italy Buoni Poliennali Del Tesoro
6.63%, 04/01/2021	495	520	3.50%, 06/01/2014		25	33
Macy's Retail Holdings Inc			4.25%, 03/01/2020		175	215
5.75%, 07/15/2014	875	935	4.50%, 03/01/2026		25	28
5.90%, 12/01/2016	2,435	2,721	4.75%, 09/15/2016		30	40
6.90%, 04/01/2029	145	158	Japan Government Ten Year Bond
Nordstrom Inc			1.40%, 06/20/2019	JPY	8,000	108
6.25%, 01/15/2018	1,480	1,732	1.50%, 12/20/2017		50,000	678
Suburban Propane Partners LP/Suburban			1.70%, 03/20/2017		39,000	533
Energy Finance Corp			Japan Government Thirty Year Bond
7.38%, 03/15/2020	520	541	2.00%, 09/20/2040		8,500	110
Toys R Us Property Co II LLC			Japan Government Twenty Year Bond
8.50%, 12/01/2017	470	496	1.90%, 03/20/2024		21,200	290
Wal-Mart Stores Inc			Mexican Bonos
5.00%, 10/25/2040	370	421	7.25%, 12/15/2016(c)	MXP	350	29
Yum! Brands Inc			Namibia International Bonds
3.88%, 11/01/2020	2,375	2,411	5.50%, 11/03/2021(d),(f)	$ 625		625
6.88%, 11/15/2037	560	734	Netherlands Government Bond
		$ 21,425	2.75%, 01/15/2015	EUR	10	14
			3.25%, 07/15/2021		15	22
Savings & Loans - 0.14%			4.00%, 07/15/2018		35	55
Santander Holdings USA Inc			Poland Government Bond
4.63%, 04/19/2016	2,745	2,703	5.50%, 04/25/2015	PLZ	22	7
			5.75%, 04/25/2014		95	31
Semiconductors - 0.34%			Spain Government Bond
Freescale Semiconductor Inc			3.80%, 01/31/2017	EUR	40	53
9.25%, 04/15/2018(d)	290	314	4.10%, 07/30/2018		50	65

See accompanying notes

128

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal				Principal
BONDS (continued)	Amount (000's)		Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Sovereign (continued)				Telecommunications (continued)
Spain Government Bond	(continued)			MTS International Funding Ltd
4.65%, 07/30/2025	EUR	20	$ 24	8.63%, 06/22/2020(d)	$ 200	$ 218
5.50%, 04/30/2021		35	48	Nextel Communications Inc
Sweden Government Bond				7.38%, 08/01/2015	2,095	2,001
6.75%, 05/05/2014	SEK	190	33	NII Capital Corp
Switzerland Government Bond				7.63%, 04/01/2021	1,193	1,229
3.75%, 06/10/2015	CHF	12	15	Qtel International Finance Ltd
United Kingdom Gilt				3.38%, 10/14/2016	865	875
2.25%, 03/07/2014	GBP	45	75	4.75%, 02/16/2021(d)	700	712
2.75%, 01/22/2015		20	34	SBA Tower Trust
4.25%, 12/07/2040		35	65	4.25%, 04/15/2015(d)	2,490	2,627
4.75%, 12/07/2030		35	69	Telefonica Emisiones SAU
5.00%, 03/07/2025		30	60	0.59%, 02/04/2013(c)	2,075	2,000
			$ 4,380	3.73%, 04/27/2015	1,425	1,412
				3.99%, 02/16/2016	740	728
Student Loan Asset Backed Securities - 0.17%				5.46%, 02/16/2021	55	56
SLM Student Loan Trust				Telefonica Moviles Chile SA
1.32%, 10/25/2017(c)	$ 1,000		1,006
1.52%, 10/25/2016(c)		2,282	2,299	2.88%, 11/09/2015	145	142
				Telefonos de Mexico SAB de CV
			$ 3,305	5.50%, 01/27/2015	100	108
Telecommunications - 3.20%				Telemar Norte Leste SA
America Movil SAB de CV				5.50%, 10/23/2020	100	101
2.38%, 09/08/2016		4,010	4,004	Telemovil Finance Co Ltd
5.00%, 03/30/2020		360	401	8.00%, 10/01/2017(d)	125	132
5.00%, 03/30/2020		231	257	Verizon Communications Inc
5.63%, 11/15/2017		399	466	2.00%, 11/01/2016(f)	610	611
AT&T Inc				3.50%, 11/01/2021(f)	4,945	4,989
2.95%, 05/15/2016		2,580	2,696	4.75%, 11/01/2041(f)	2,180	2,233
3.88%, 08/15/2021		1,410	1,468	6.25%, 04/01/2037	1,100	1,347
5.55%, 08/15/2041		3,330	3,757	Verizon Global Funding Corp
6.15%, 09/15/2034		1,475	1,722	7.75%, 12/01/2030	1,045	1,463
Bakrie Telecom Pte Ltd				Vimpel Communications Via VIP Finance
11.50%, 05/07/2015		375	248	Ireland Ltd OJSC
11.50%, 05/07/2015(d)		140	92	9.13%, 04/30/2018(d)	200	211
CenturyLink Inc				Vodafone Group PLC
6.45%, 06/15/2021		2,175	2,179	0.60%, 02/27/2012(c)	4,000	4,001
Cincinnati Bell Inc				Wind Acquisition Finance SA
8.38%, 10/15/2020		1,820	1,856	11.75%, 07/15/2017(d)	1,455	1,440
Clearwire Communications LLC/Clearwire				Wind Acquisition Holdings Finance SA
Finance Inc				12.25%, 07/15/2017(d),(g)	1,208	1,100
12.00%, 12/01/2015(d)		1,325	1,133			$ 63,842
CommScope Inc				Transportation - 0.67%
8.25%, 01/15/2019(d)		200	197
				BLT Finance BV
Digicel Group Ltd				7.50%, 05/15/2014	720	313
8.88%, 01/15/2015		200	202	CSX Corp
9.13%, 01/15/2015(d),(g)		2,030	2,045
				4.25%, 06/01/2021	1,400	1,499
10.50%, 04/15/2018		205	211	4.75%, 05/30/2042(f)	1,325	1,355
Digicel Ltd				5.50%, 04/15/2041	1,070	1,219
8.25%, 09/01/2017(d)		300	306
12.00%, 04/01/2014(d)		805	910	6.25%, 03/15/2018	1,185	1,414
				7.38%, 02/01/2019	1,270	1,606
Global Crossing Ltd				Inversiones Alsacia SA
9.00%, 11/15/2019(d)		120	145
				8.00%, 08/18/2018(d)	325	255
12.00%, 09/15/2015		980	1,125	Kansas City Southern de Mexico SA de CV
Goodman Networks Inc				6.13%, 06/15/2021	1,704	1,772
12.13%, 07/01/2018(d)		890	850
				Navios Maritime Acquisition Corp / Navios
Indosat Palapa Co BV				Acquisition Finance US Inc
7.38%, 07/29/2020		150	165	8.63%, 11/01/2017	825	639
Intelsat Jackson Holdings SA				Navios Maritime Holdings Inc / Navios
8.50%, 11/01/2019		340	356	Maritime Finance US Inc
Intelsat Luxembourg SA				8.88%, 11/01/2017	775	742
11.50%, 02/04/2017		3,883	3,883	Norfolk Southern Corp
11.25%, 02/04/2017		165	164	4.84%, 10/01/2041(d)	850	900
Level 3 Communications Inc				PHI Inc
11.88%, 02/01/2019		1,065	1,158	8.63%, 10/15/2018	540	543
Level 3 Financing Inc				Swift Services Holdings Inc
8.13%, 07/01/2019(d)		450	445
				10.00%, 11/15/2018	950	983
9.25%, 11/01/2014		893	912
10.00%, 02/01/2018		710	753

See accompanying notes

129

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

	Principal		SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)

Transportation (continued)			Forest Products & Paper - 0.10%
Union Pacific Corp			Exopack LLC, Term Loan
4.75%, 09/15/2041	$ 185	$ 195	6.50%, 05/06/2017(c)	$ 828	$ 812
		$ 13,435	NewPage Corp, DIP Term Loan
TOTAL BONDS		$ 1,138,048	8.00%, 03/08/2013(c)	1,275	1,279
	Principal				$ 2,091
CONVERTIBLE BONDS - 0.02%	Amount (000's)	Value (000's)	Healthcare - Products - 0.00%
Telecommunications - 0.02%			Kinetic Concepts Inc, Term Loan
Clearwire Communications LLC / Clearwire			0.00%, 04/20/2018(c),(h)	85	85
Finance Inc
8.25%, 12/01/2040(d)	695	331
			Healthcare - Services - 0.17%
			Aurora Diagnostics Inc, Term Loan
TOTAL CONVERTIBLE BONDS		$ 331	6.25%, 04/20/2016(c)	280	271
SENIOR FLOATING RATE INTERESTS -	Principal		HCA Inc, Term Loan B3
1.78%	Amount (000's) Value (000's)		3.62%, 05/01/2018(c)	410	396
Advertising - 0.03%			IASIS Healthcare LLC, Term Loan
			5.00%, 05/17/2018(c)	184	179
Getty Images Inc, Term Loan
5.25%, 11/03/2016(c)	$ 544	$ 544	Multiplan Inc, Term Loan B
			4.75%, 08/26/2017(c)	1,486	1,428
			Radnet Management Inc, Term Loan
Automobile Parts & Equipment - 0.04%			5.75%, 04/06/2016(c)	536	511
HHI Holdings LLC, Term Loan			Renal Advantage Holdings Inc, Term Loan
7.00%, 03/18/2017(c)	308	303	5.75%, 12/08/2016(c)	556	555
HLI Operating Co Inc, Term Loan					$ 3,340
12.00%, 12/11/2013(c)	415	415
		$ 718	Insurance - 0.19%
			Asurion Corp, Term Loan
Chemicals - 0.03%			5.49%, 05/10/2018(c)	1,518	1,494
Ineos US Finance LLC, PIK Term Loan			9.00%, 05/10/2019(c)	1,780	1,740
7.50%, 12/16/2013(c),(g)	263	268	CNO Financial Group Inc, Term Loan
8.00%, 12/16/2014(c),(g)	269	276	6.25%, 09/30/2016(c)	460	459
		$ 544			$ 3,693

Commercial Services - 0.02%			Internet - 0.02%
Interactive Data Corp, Term Loan			Open Solutions Inc, Term Loan B
4.50%, 01/31/2018(c)	463	459	2.54%, 01/23/2014(c)	555	469

Computers - 0.01%			Lodging - 0.12%
Spansion LLC, Term Loan			Ameristar Casinos Inc, Term Loan
4.75%, 02/09/2015(c)	231	227	4.00%, 04/14/2018(c)	184	184
			Caesars Entertainment Operating Co Inc, Term
Consumer Products - 0.05%			Loan
Reynolds Group Holdings Inc, Term Loan			3.36%, 01/28/2015(c)	2,572	2,261
6.50%, 07/07/2018(c)	1,025	1,021			$ 2,445
			Machinery - Diversified - 0.06%
Diversified Financial Services - 0.07%			Edwards Cayman Islands II Ltd, Term Loan
Nuveen Investments Inc, Term Loan			5.50%, 05/31/2016(c)	744	695
5.89%, 05/13/2017(c)	487	466	Manitowoc Co Inc/The, Term Loan
12.50%, 07/09/2015(c)	405	418	4.25%, 11/11/2017(c)	484	481
Springleaf Financial Funding Co, Term Loan					$ 1,176
5.50%, 05/28/2017(c)	535	488
			Media - 0.15%
		$ 1,372	Cumulus Media Holdings Inc, Term Loan
Electric - 0.15%			5.75%, 06/15/2018(c)	255	252
Dynegy Power LLC, Term Loan			7.50%, 01/14/2019(c)	135	131
9.25%, 08/05/2016(c)	1,260	1,256	Univision Communications Inc, Term Loan
NRG Energy Inc, Term Loan B			4.50%, 03/29/2017(c)	2,818	2,556
4.00%, 05/05/2018(c)	449	448			$ 2,939
Texas Competitive Electric Holdings Co LLC,			Pharmaceuticals - 0.06%
Term Loan			Grifols SA, Term Loan
3.76%, 10/10/2014(c)	1,753	1,304
			6.00%, 06/04/2016(c)	908	908
		$ 3,008	NBTY Inc, Term Loan
Entertainment - 0.09%			4.25%, 10/01/2017(c)	261	260
CCM Merger Inc, Term Loan					$ 1,168
7.00%, 02/01/2017(c)	1,732	1,712
			Retail - 0.10%
			DineEquity Inc, Term Loan
			4.32%, 10/19/2017(c)	543	540

See accompanying notes

130

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

SENIOR FLOATING RATE INTERESTS	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
(continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

Retail (continued)			Federal Home Loan Mortgage Corporation (FHLMC)
			(continued)
Dunkin' Brands Inc, Term Loan			6.00%, 07/01/2017(i)	$ 64	$ 69
4.00%, 11/23/2017(c)	$ 496	$ 494
			6.00%, 03/01/2022(i)	226	247
Neiman Marcus Group Inc/The, Term Loan			6.00%, 07/01/2023(i)	899	985
4.75%, 04/25/2018(c)	525	511
			6.00%, 06/01/2028(i)	15	16
Petco Animal Supplies Inc, Term Loan			6.00%, 01/01/2029(i)	5	5
4.50%, 11/24/2017(c)	510	502
			6.00%, 03/01/2031(i)	34	37
		$ 2,047	6.00%, 04/01/2031(i)	3	3
Semiconductors - 0.11%			6.00%, 12/01/2031(i)	193	214
Freescale Semiconductor Inc, Term Loan			6.00%, 12/01/2032(i)	183	203
4.49%, 12/01/2016(c)	1,604	1,539	6.00%, 02/01/2033(i)	249	276
Microsemi Corp, Term Loan			6.00%, 12/01/2033(i)	267	295
5.75%, 02/02/2018(c)	576	576	6.00%, 10/01/2036(c),(i)	1,858	2,051
NXP Funding LLC, Delay-Draw Term Loan			6.00%, 12/01/2037(c),(i)	2,744	3,029
4.50%, 03/07/2017(c)	55	53	6.00%, 01/01/2038(c),(i)	289	319
		$ 2,168	6.00%, 01/01/2038(i)	1,874	2,086
			6.00%, 07/01/2038(i)	9,012	10,034
Software - 0.10%			6.50%, 06/01/2017(i)	170	186
First Data Corp, Term Loan B1			6.50%, 03/01/2029(i)	26	29
2.99%, 12/24/2014(c)	948	876	6.50%, 03/01/2029(i)	3	4
First Data Corp, Term Loan B3			6.50%, 05/01/2029(i)	40	45
2.99%, 09/24/2014(c)	875	808	6.50%, 04/01/2031(i)	20	23
Reynolds & Reynolds Co/The, Term Loan			6.50%, 06/01/2031(i)	2	2
3.75%, 04/21/2018(c)	374	372	6.50%, 09/01/2031(i)	12	14
		$ 2,056	6.50%, 02/01/2032(i)	13	14
			6.50%, 02/01/2032(i)	18	20
Telecommunications - 0.11%			6.50%, 05/01/2032(i)	48	55
DigitalGlobe Inc, Term Loan			6.50%, 04/01/2035(i)	472	529
5.75%, 09/21/2018(c)	485	481	6.50%, 10/01/2035(i)	245	275
Intelsat Jackson Holdings SA, Term Loan			7.00%, 12/01/2029(i)	16	19
3.39%, 02/01/2014 (c)	550	529	7.00%, 06/01/2030(i)	27	31
5.25%, 04/03/2018(c)	95	94	7.00%, 12/01/2030(i)	21	25
Level 3 Financing Inc, Term Loan			7.00%, 06/01/2031(i)	1	1
2.61%, 10/31/2018 (c)	735	712	7.00%, 09/01/2031(i)	6	6
UPC Financing Partnership, Term Loan			7.50%, 09/01/2030(i)	6	7
0.00%, 12/31/2017 (c),(h)	390	388	7.50%, 09/01/2030(i)	5	6
		$ 2,204	7.50%, 12/01/2030(i)	1	1
TOTAL SENIOR FLOATING RATE INTERESTS		$ 35,486	7.50%, 01/01/2031(i)	30	35
U.S. GOVERNMENT & GOVERNMENT	Principal		7.50%, 03/01/2031(i)	10	11
AGENCY OBLIGATIONS - 44.48%	Amount (000's)	Value (000's)	7.50%, 02/01/2032(i)	17	19
Federal Home Loan Mortgage Corporation (FHLMC) -			8.00%, 09/01/2030(i)	121	143
5.76%
2.28%, 12/01/2035(c),(i)	$ 91	$ 96			$ 114,897
2.56%, 05/01/2037(c),(i)	459	487	Federal National Mortgage Association (FNMA) - 20.54%
2.62%, 01/01/2034(c),(i)	196	205	1.72%, 10/01/2034(c),(i)	316	326
3.00%, 11/01/2026(i),(j)	16,000	16,367	2.27%, 09/01/2038(c),(i)	4,378	4,579
4.00%, 10/01/2041(i)	3,300	3,430	2.31%, 07/01/2033(c),(i)	2,006	2,106
4.50%, 04/01/2031(i)	6,432	6,820	2.35%, 12/01/2032(c),(i)	239	251
4.50%, 06/01/2040(i)	3,231	3,455	2.35%, 07/01/2034(c),(i)	628	660
4.50%, 08/01/2040(i)	508	540	2.36%, 08/01/2035(c),(i)	32	33
4.50%, 01/01/2041(i)	6,478	6,928	2.36%, 02/01/2036(c),(i)	40	40
4.50%, 04/01/2041(i)	19,980	21,087	2.37%, 04/01/2036(c),(i)	457	482
5.00%, 03/01/2018(i)	1,612	1,722	2.40%, 01/01/2033(c),(i)	229	238
5.00%, 05/01/2018(i)	1,096	1,182	2.43%, 03/01/2035(c),(i)	520	546
5.00%, 10/01/2018(i)	785	846	2.49%, 08/01/2035(c),(i)	398	420
5.00%, 01/01/2019(i)	1,154	1,244	2.70%, 04/01/2033(c),(i)	340	351
5.00%, 06/01/2031(i)	3,418	3,669	2.83%, 03/01/2035(c),(i)	6,547	6,943
5.00%, 08/01/2040(i)	7,105	7,673	3.00%, 11/01/2026(i)	30,000	30,722
5.07%, 07/01/2034(c),(i)	87	93	3.38%, 04/01/2041(c),(i)	3,713	3,861
5.50%, 03/01/2018(i)	278	301	3.50%, 12/01/2025(i)	4,791	4,984
5.50%, 08/01/2023(i)	2,847	3,096	3.50%, 11/01/2026(i),(j)	1,950	2,026
5.50%, 06/01/2024(i)	361	393	3.50%, 11/01/2041(i),(j)	8,000	8,130
5.50%, 04/01/2033(i)	145	158	4.00%, 08/01/2020(i)	6,932	7,288
5.50%, 05/01/2033(i)	421	458	4.00%, 11/01/2026(i),(j)	3,350	3,520
5.50%, 10/01/2033(i)	319	347	4.00%, 02/01/2031(i)	1,627	1,707
5.50%, 12/01/2033(i)	2,523	2,769	4.00%, 02/01/2031(i)	1,824	1,914
5.50%, 11/01/2036(i)	2,601	2,838	4.00%, 03/01/2031(i)	14,600	15,321
5.50%, 04/01/2038(i)	1,855	2,024	4.00%, 04/01/2031(i)	13,439	14,102
5.50%, 08/01/2038(i)	1,954	2,163	4.00%, 04/01/2031(i)	2,861	3,003
5.50%, 03/01/2040(i)	2,875	3,137	4.00%, 06/01/2031(i)	4,862	5,102

See accompanying notes

131

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
4.00%, 11/01/2040(i)	$ 7,384	$ 7,718	7.00%, 02/01/2032(i)	$ 48	$ 55
4.00%, 12/01/2040(i)	14,448	15,121	7.00%, 03/01/2032(i)	103	118
4.00%, 12/01/2040(i)	6,728	7,049	7.50%, 08/01/2032(i)	43	50
4.00%, 11/01/2041(i),(j)	12,000	12,472			$ 409,756
4.50%, 05/01/2031(i)	14,331	15,186	Government National Mortgage Association (GNMA) -
4.50%, 06/01/2039(i)	2,267	2,417	4.53%
4.50%, 07/01/2039(i)	382	407	4.00%, 11/01/2041(j)	4,000	4,266
4.50%, 12/01/2039(i)	178	188	4.50%, 06/20/2025	17,530	18,888
4.50%, 05/01/2040(i)	3,970	4,232	4.50%, 11/01/2041(j)	15,410	16,749
4.50%, 05/01/2040(i)	3,284	3,522	5.00%, 11/15/2033	8,061	8,918
4.50%, 07/01/2040(i)	2,720	2,899	5.00%, 06/15/2034	177	195
4.50%, 08/01/2040(i)	660	699	5.00%, 08/20/2040	11,294	12,445
4.50%, 01/01/2041(i)	2,857	3,045	5.00%, 11/01/2041(j)	4,755	5,225
4.50%, 02/01/2041(i)	36,045	38,422	5.50%, 10/15/2033	2,680	2,992
4.50%, 11/01/2041(i),(j)	5,406	5,716	5.50%, 05/20/2035	399	446
5.00%, 03/01/2018(i)	494	534	5.50%, 02/15/2038	4,465	4,960
5.00%, 05/01/2020(i)	546	594	5.50%, 07/15/2039	879	977
5.00%, 12/01/2039(i)	380	414	6.00%, 07/20/2028	140	157
5.00%, 02/01/2040(i)	874	946	6.00%, 11/20/2028	108	121
5.00%, 04/01/2040(i)	1,963	2,124	6.00%, 01/20/2029	121	136
5.00%, 11/01/2041(i),(j)	53,550	57,600	6.00%, 07/20/2029	28	31
5.32%, 10/01/2036(c),(i)	577	621	6.00%, 08/15/2031	46	51
5.50%, 09/01/2017(i)	74	81	6.00%, 01/15/2032	15	17
5.50%, 10/01/2017(i)	108	118	6.00%, 02/15/2032	178	200
5.50%, 06/01/2020(i)	2,100	2,283	6.00%, 02/15/2033	89	100
5.50%, 09/01/2020(i)	2,169	2,375	6.00%, 12/15/2033	132	148
5.50%, 02/01/2023(i)	256	280	6.00%, 03/15/2039	3,247	3,647
5.50%, 06/01/2023(i)	1,086	1,188	6.00%, 12/01/2041(j)	8,050	8,981
5.50%, 07/01/2023(i)	17	19	6.50%, 03/20/2028	21	24
5.50%, 07/01/2033(i)	843	920	6.50%, 05/20/2029	18	21
5.50%, 09/01/2033(i)	946	1,032	6.50%, 02/20/2032	10	11
5.50%, 08/01/2036(i)	6,298	6,872	6.50%, 10/15/2032	66	76
5.50%, 02/01/2037(i)	587	643	6.50%, 12/15/2032	367	420
5.50%, 04/01/2038(i)	18,696	20,487	7.00%, 04/15/2031	1	1
5.50%, 12/01/2038(i)	9,066	9,979	7.00%, 06/15/2031	36	42
5.50%, 01/01/2040(i)	3,190	3,465	7.00%, 07/15/2031	6	7
5.50%, 05/01/2040(i)	2,367	2,587	7.00%, 06/15/2032	194	227
5.50%, 05/01/2040(i)	2,674	2,904	8.00%, 01/20/2031	12	15
6.00%, 10/01/2021(i)	1,323	1,446			$ 90,494
6.00%, 02/01/2023(i)	88	97
6.00%, 05/01/2032(i)	19	21	U.S. Treasury - 13.65%
6.00%, 05/01/2036(i)	534	593	0.13%, 08/31/2013	3,625	3,617
6.00%, 12/01/2036(c),(i)	1,944	2,105	0.38%, 07/31/2013	150	150
6.00%, 09/01/2037(i)	2,328	2,558	1.00%, 08/31/2016	22,770	22,813
6.00%, 01/01/2038(i)	8,501	9,356	1.25%, 10/31/2015	35,100	35,854
6.00%, 02/01/2038(c),(i)	4,117	4,520	1.38%, 01/15/2013	20,000	20,287
6.00%, 05/01/2038(i)	1,524	1,695	1.50%, 07/31/2016	20,465	21,002
6.00%, 05/01/2038(i)	853	946	1.88%, 08/31/2017	22,925	23,692
6.00%, 08/01/2038(i)	3,254	3,638	2.13%, 08/15/2021	1,222	1,217
6.00%, 08/01/2038(i)	1,364	1,525	2.63%, 01/31/2018	10,000	10,742
6.00%, 11/01/2041(i),(j)	8,160	8,942	2.63%, 08/15/2020	23,270	24,483
6.50%, 07/01/2016(i)	9	10	2.75%, 02/15/2019	40	43
6.50%, 02/01/2017(i)	24	27	3.13%, 05/15/2019	545	599
6.50%, 03/01/2017(i)	13	14	3.25%, 12/31/2016	100	111
6.50%, 04/01/2017(i)	6	7	4.00%, 08/15/2018	27,650	32,070
6.50%, 08/01/2017(i)	181	199	4.38%, 05/15/2040	14,500	17,763
6.50%, 05/01/2022(i)	21	23	4.50%, 02/15/2036	13,500	16,740
6.50%, 12/01/2031(i)	9	10	4.75%, 02/15/2041	175	227
6.50%, 02/01/2032(i)	17	19	5.38%, 02/15/2031	100	136
6.50%, 02/01/2032(i)	11	13	6.00%, 02/15/2026	26,000	36,229
6.50%, 04/01/2032(i)	16	18	6.13%, 08/15/2029	25	36
6.50%, 06/01/2032(i)	6	7	6.75%, 08/15/2026	3,000	4,479
6.50%, 08/01/2032(i)	94	106			$ 272,290
6.50%, 07/01/2037(i)	2,045	2,294	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
6.50%, 07/01/2037(i)	1,375	1,542	OBLIGATIONS		$ 887,437
6.50%, 12/01/2037(i)	3,307	3,666
6.50%, 02/01/2038(i)	1,404	1,561
6.50%, 03/01/2038(i)	954	1,060
6.50%, 09/01/2038(i)	5,127	5,701

See accompanying notes

132

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2011

Portfolio Summary (unaudited)

		Maturity		Sector				Percent
REPURCHASE AGREEMENTS - 6.62%		Amount (000's)	Value (000's)	Mortgage Securities				41 .14%
				Financial				20 .14%
Banks - 6.62%				Government				13 .90%
Investment in Joint Trading Account; Credit		$ 39,725	$ 39,725	Communications				6 .37%
	Suisse Repurchase Agreement; 0.08%			Asset Backed Securities				6 .21%
	dated 10/31/11 maturing 11/01/11			Energy				5 .33%
	(collateralized by US Government			Consumer, Non-cyclical				4 .87%
	Securities; $40,519,509; 0.00%; dated			Utilities				3 .47%
	05/15/12 - 08/15/35)			Consumer, Cyclical				2 .94%
Investment in Joint Trading Account; Deutsche		47,670	47,670	Industrial				2 .14%
	Bank Repurchase Agreement; 0.10% dated			Basic Materials				1 .78%
	10/31/11 maturing 11/01/11 (collateralized			Technology				1 .61%
	by US Government Securities;			Diversified				0 .10%
	$48,623,410; 0.00% - 0.05%; dated			Liabilities in Excess of Other Assets, Net				(10 .00)%
	12/21/11 - 10/15/29)			TOTAL NET ASSETS				100.00%
Investment in Joint Trading Account; Merrill		44,725	44,725
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $45,619,464; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
$ 132,120
TOTAL REPURCHASE AGREEMENTS			$ 132,120
Total Investments			$ 2,194,515
Liabilities in Excess of Other Assets, Net - (10.00)%			$ (199,490)
TOTAL NET ASSETS - 100.00%			$ 1,995,025

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Variable Rate. Rate shown is in effect at October 31, 2011.
(d)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $268,085 or 13.44% of net assets.
(e)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $16,537 or 0.83% of net assets.
(f)	Security purchased on a when-issued basis.
(g)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(h)	This Senior Floating Rate Note will settle after October 31, 2011, at which time the interest rate will be determined.
(i)	This entity was put into conservatorship by the US Government in 2008.
See Notes to Financial Statements for additional information.
(j)	Security was purchased in a "to-be-announced" ("TBA") transaction. See
Notes to Financial Statements for additional information.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation			$ 70,690
Unrealized Depreciation			(52,515)
Net Unrealized Appreciation (Depreciation)			$ 18,175
Cost for federal income tax purposes			$ 2,176,340

All dollar amounts are shown in thousands (000's)

Credit Default Swaps

Buy Protection
			(Pay)/				Upfront	Unrealized
			Receive	Expiration	Notional	Market	Premiums	Appreciation/
Counterparty (Issuer)	Reference Entity		Fixed Rate	Date	Amount	Value Paid/(Received)		(Depreciation)
Barclays Bank PLC	CDX.EM.16		(5.00)%	12/20/2016 $	10,500 $	(1,109) $	(569)	$ (540)
Barclays Bank PLC	CDX.NA.HY.16		(5.00)%	06/20/2016	13,200	440	819	(379)
Barclays Bank PLC	CDX.NA.HY.16		(5.00)%	06/20/2016	7,000	233	429	(196)

See accompanying notes

133

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2011

Credit Default Swaps (continued)

Buy Protection (continued)
		(Pay)/				Upfront	Unrealized
		Receive	Expiration	Notional	Market	Premiums	Appreciation/
Counterparty (Issuer)	Reference Entity	Fixed Rate	Date	Amount	Value Paid/(Received) (Depreciation)
Barclays Bank PLC	CDX.NA.HY.16	(5.00)%	06/20/2016 $	11,800 $	393	$ 781	$ (388)
Barclays Bank PLC	CMBX.NA.AAA.1	(0.10)%	10/12/2052	6,250	316	349	(33)
Morgan Stanley & Co	CDX.NA.HY.15	(5.00)%	12/20/2015	22,500	345	(643)	988

All dollar amounts are shown in thousands (000's)

Foreign Currency Contracts

Foreign Currency Sale							Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Deliver In Exchange For				Value Appreciation/(Depreciation)
Australian Dollar	JP Morgan Securities	12/19/2011	46,685$		48 $	49 $	(1)
British Pound	JP Morgan Securities	12/19/2011	206,188		325	331	(6)
Canadian Dollar	JP Morgan Securities	12/19/2011	115,297		117	116	1
Danish Krone	JP Morgan Securities	12/19/2011	189,879		35	35	—
Euro	JP Morgan Securities	12/19/2011	1,127,898		1,564	1,560	4
Japanese Yen	JP Morgan Securities	12/19/2011	135,265,876		1,766	1,732	34
Mexican Peso	JP Morgan Securities	12/19/2011	438,697		34	33	1
Polish Zloty	JP Morgan Securities	12/19/2011	130,835		42	41	1
Swedish Krona	JP Morgan Securities	12/19/2011	255,823		38	39	(1)
Swiss Franc	JP Morgan Securities	12/19/2011	14,600		17	17	—

All dollar amounts are shown in thousands (000's)

See accompanying notes

134

Schedule of Investments
California Municipal Fund
October 31, 2011

	Principal			Principal
MUNICIPAL BONDS - 102.80%	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)

California - 102.38%			California (continued)
Abag Finance Authority for Nonprofit Corps			California Statewide Communities
5.25%, 10/01/2026	$ 1,240	$ 1,249	Development Authority FHA INS
Abag Finance Authority for Nonprofit			6.25%, 08/01/2024	$ 1,000	$ 1,164
Corps ACA			California Statewide Communities
5.70%, 11/01/2013	1,755	1,758	Development Authority NATL-RE-IBC
Anaheim Public Financing Authority			6.50%, 08/01/2012	470	483
5.25%, 10/01/2034	1,000	1,071	Carson Redevelopment Agency NATL-RE
Baldwin Park Public Financing Authority			5.50%, 10/01/2016	1,000	1,090
4.63%, 08/01/2016	1,130	1,172	City of Alhambra CA NATL-RE
Barstow Redevelopment Agency NATL-RE			6.13%, 09/02/2018	3,580	3,610
7.00%, 09/01/2014	495	548	City of Bakersfield CA Wastewater
7.00%, 09/01/2014	255	276	Revenue AGM
Bay Area Governments Association XLCA			5.00%, 09/15/2032	2,000	2,069
5.25%, 09/01/2029	2,000	1,723	City of Chula Vista CA NATL-RE
Bay Area Toll Authority			5.00%, 08/01/2027	3,000	3,001
5.13%, 04/01/2039	3,000	3,129	City of Compton CA Water Revenue
Berkeley Unified School			6.00%, 08/01/2039	1,250	1,287
District/CA ASSURED GTY			City of Imperial CA NATL-RE FGIC
5.00%, 08/01/2031	1,250	1,310	5.00%, 10/15/2020	1,250	1,250
Beverly Hills Unified School District CA			City of Los Angeles CA GNMA COLL
0.00%, 08/01/2028(a)	2,000	856	6.25%, 09/20/2039	1,000	1,000
California County Tobacco Securitization			City of Los Angeles Department of Airports
Agency			5.00%, 05/15/2035	2,000	2,112
5.45%, 06/01/2028(b)	2,000	1,664	5.13%, 05/15/2033	1,230	1,272
California Educational Facilities Authority			City of Riverside CA Electric Revenue AGM
5.00%, 01/01/2038(c)	1,379	1,434	5.00%, 10/01/2038	3,000	3,083
5.00%, 01/01/2039(c)	5,366	5,605	City of San Jose CA AMBAC
5.25%, 10/01/2039(c)	6,500	7,023	5.00%, 03/01/2037	5,000	4,785
5.38%, 04/01/2034	1,000	1,028	City of Torrance CA
California Health Facilities Financing			6.00%, 06/01/2022	1,000	1,013
Authority			City of Turlock CA
5.00%, 11/15/2036	1,895	1,904	5.13%, 10/15/2031	1,000	851
5.75%, 09/01/2039	2,000	2,080	5.13%, 10/15/2037	1,000	815
6.00%, 07/01/2039	2,000	2,140	City of Vernon CA
6.50%, 10/01/2038	15	19	5.13%, 08/01/2021	2,000	1,982
6.50%, 10/01/2038	985	1,112	Coachella Redevelopment Agency
California Infrastructure & Economic			5.88%, 12/01/2028	1,885	1,854
Development Bank			County of Orange CA
5.00%, 06/01/2021	1,000	1,186	5.00%, 07/01/2031	1,000	1,045
California Infrastructure & Economic			County of Sacramento CA
Development Bank NATL-RE FGIC			5.00%, 07/01/2040	2,000	2,024
5.00%, 08/15/2018	500	514	Desert Hot Springs Redevelopment Agency
California Pollution Control Financing			5.60%, 09/01/2038	2,000	1,434
Authority			Dinuba Financing Authority
5.00%, 01/01/2022	2,000	2,046	5.38%, 09/01/2038	1,000	826
California Pollution Control Financing			East Bay Municipal Utility District
Authority AMBAC-TCRS			5.00%, 06/01/2036	1,000	1,073
5.85%, 06/01/2021	2,500	2,508	El Monte Union High School
California State Department of Water			District ASSURED GTY
Resources			5.50%, 06/01/2034	2,000	2,150
5.00%, 12/01/2028	1,680	1,828	Escondido Union High School District
California State Department of Water			0.00%, 08/01/2041(a)	1,000	166
Resources AGM			0.00%, 08/01/2046(a)	3,000	361
5.00%, 12/01/2018	1,660	1,667	Fontana Redevelopment Agency NATL-RE
California State University			5.20%, 09/01/2030	1,000	947
5.25%, 11/01/2038	2,000	2,087	Foothill-De Anza Community College
California State University AGM			District
5.00%, 11/01/2039	1,000	1,027	5.00%, 08/01/2040	1,500	1,593
California Statewide Communities			Highland Redevelopment Agency AMBAC
Development Authority			5.00%, 12/01/2028	3,000	2,772
5.13%, 04/01/2037(d)	1,500	1,253	Indio Redevelopment Agency
5.25%, 11/01/2030	1,500	1,538	5.63%, 08/15/2035	1,355	1,211
7.25%, 11/15/2041	1,500	1,616	Irvine Public Facilities & Infrastructure
California Statewide Communities			Authority AMBAC
Development Authority CAL MTG INS			5.00%, 09/02/2020	1,240	1,248
6.25%, 08/15/2028	2,250	2,434	5.00%, 09/02/2021	2,220	2,230
California Statewide Communities			La Verne Public Financing Authority
Development Authority FANNIE MAE			7.25%, 09/01/2026	1,500	1,501
4.20%, 10/15/2018	1,405	1,429

See accompanying notes

135

Schedule of Investments
California Municipal Fund
October 31, 2011

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)

California (continued)			California (continued)
Lake Elsinore Public Financing Authority			San Diego Community College District
5.80%, 09/02/2015	$ 755	$ 756	5.25%, 08/01/2033(c)	$ 3,000	$ 3,268
Lancaster Redevelopment Agency			San Diego County Regional Airport
6.88%, 08/01/2039	1,000	1,016	Authority
Los Angeles Community Redevelopment			5.00%, 07/01/2040	2,250	2,261
Agency NATL-RE			San Diego Public Facilities Financing
5.40%, 07/01/2024	2,500	2,411	Authority
Los Angeles County Metropolitan			5.38%, 08/01/2034	2,000	2,175
Transportation Authority AMBAC			San Diego Redevelopment Agency
5.00%, 07/01/2035	1,500	1,546	6.40%, 09/01/2019	1,000	1,001
Los Angeles Department of Water & Power			San Francisco Bay Area Rapid Transit
5.00%, 07/01/2022	1,000	1,172	District
5.38%, 07/01/2038	1,000	1,088	5.00%, 07/01/2028	1,755	1,932
Los Angeles Unified School District/CA			San Francisco City & County Airports
5.00%, 07/01/2029	2,000	2,135	Commission
Los Angeles Unified School			5.00%, 05/01/2040	1,000	1,028
District/CA AGM			San Francisco City & County Airports
5.00%, 07/01/2032	1,000	1,046	Commission AGM-CR FGIC
Metropolitan Water District of Southern			5.00%, 05/01/2030	3,005	3,005
California AGM			San Francisco City & County Public Utilities
5.00%, 07/01/2035	2,000	2,065	Commission Water Revenue
Morongo Band of Mission Indians/The			5.00%, 11/01/2036	2,010	2,122
6.50%, 03/01/2028(d)	1,825	1,704	San Francisco City & County Redevelopment
Needles Public Utility Authority			Agency
6.50%, 02/01/2022	2,785	2,738	6.50%, 08/01/2039	1,000	1,061
Norco Financing Authority AGM			San Luis Obispo County Financing
5.63%, 10/01/2034	1,000	1,073	Authority AGM
Ontario Redevelopment Financing			5.00%, 08/01/2030	1,000	1,034
Authority AMBAC			Santa Clara County Financing Authority
5.50%, 08/01/2016	1,055	1,068	5.25%, 05/15/2036	2,000	2,097
Ontario Redevelopment Financing			Semitropic Improvement District
Authority NATL-RE			5.00%, 12/01/2038	2,000	2,090
5.25%, 08/01/2016	1,060	1,069	Sierra View Local Health Care District/CA
Palm Desert Financing Authority NATL-RE			5.25%, 07/01/2032	1,500	1,450
5.00%, 08/01/2022	1,280	1,233	South Gate Public Financing
Perris Public Financing Authority			Authority AMBAC
5.30%, 10/01/2026	2,805	2,502	5.25%, 09/01/2022	2,090	2,048
Pittsburg Unified School District FSA			South Gate Public Financing Authority XLCA
5.50%, 08/01/2031	1,000	1,089	5.00%, 09/01/2016	1,425	1,462
Pomona Public Financing Authority NATL-			Southern California Public Power Authority
RE			5.25%, 07/01/2029	695	761
5.00%, 02/01/2021	5,000	4,877	5.25%, 07/01/2031	695	751
Pomona Unified School District NATL-RE			State of California
6.15%, 08/01/2030	1,000	1,110	5.25%, 07/01/2021	2,000	2,308
Poway Unified School District			5.25%, 11/01/2040	1,500	1,532
0.00%, 08/01/2036(a)	4,000	872	5.75%, 04/01/2031	675	736
Richmond Joint Powers Financing Authority			6.00%, 03/01/2033	2,000	2,251
6.25%, 07/01/2024	1,000	1,078	6.00%, 04/01/2038	3,000	3,321
Riverside County Public Financing Authority			Stockton East Water District NATL-RE FGIC
5.80%, 05/15/2029	2,100	1,588	5.25%, 04/01/2022	1,780	1,760
Riverside County Transportation Commission			Temecula Redevelopment Agency NATL-RE
5.00%, 06/01/2032	1,500	1,571	5.25%, 08/01/2036	1,270	1,199
Rocklin Unified School District NATL-RE			Tobacco Securitization Authority of Southern
FGIC			California
0.00%, 08/01/2019(a)	1,360	903	5.13%, 06/01/2046	1,500	979
0.00%, 08/01/2020(a)	1,415	890	Tracy Area Public Facilities Financing
0.00%, 08/01/2023(a)	1,225	655	Agency NATL-RE
Rosedale-Rio Bravo Water Storage District			5.88%, 10/01/2013	200	203
Kern County			Tustin Community Facilities District
5.00%, 01/01/2032	3,000	2,933	5.38%, 09/01/2029	1,000	932
5.00%, 01/01/2042	5,000	4,739	Tustin Public Financing Authority
Salinas Valley Solid Waste			5.00%, 04/01/2041	1,000	1,048
Authority AMBAC			Twin Rivers Unified School District
5.25%, 08/01/2027	1,975	1,950	0.00%, 04/01/2014(a)	1,500	1,411
5.25%, 08/01/2031	2,000	1,910	University of California
San Bernardino County Redevelopment			5.25%, 05/15/2039(c)	4,500	4,830
Agency RADIAN			Walnut Energy Center Authority
5.00%, 09/01/2018	1,565	1,586	5.00%, 01/01/2035	2,000	2,032

See accompanying notes

136

Schedule of Investments
California Municipal Fund
October 31, 2011

Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)

California (continued)
Western Municipal Water District Facilities
Authority
5.00%, 10/01/2034	$ 1,700	$ 1,799
$ 219,796

Virgin Islands - 0.42%
Virgin Islands Public Finance Authority
6.38%, 10/01/2019	910	912

TOTAL MUNICIPAL BONDS		$ 220,708
Total Investments		$ 220,708
Liability for Floating Rate Notes Issued in Conjunction with
Securities Held - (6.44)%
Notes with interest rates of 0.14% at October	$ (13,825)	$ (13,825)
31, 2011 and contractual maturity of collateral
from 2016-2017.(e)
Total Net Investments		$ 206,883
Other Assets in Excess of Liabilities, Net - 3.64%		$ 7,824
TOTAL NET ASSETS - 100.00%		$ 214,707

(a) Non-Income Producing Security
(b)	Variable Rate. Rate shown is in effect at October 31, 2011.
(c)	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See Notes to Financial Statements for additional information.
(d)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $2,957 or 1.38% of net assets.
(e)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at October 31, 2011

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 7,234
Unrealized Depreciation		(3,856)
Net Unrealized Appreciation (Depreciation)		$ 3,378
Cost for federal income tax purposes		$ 203,430

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Revenue Bonds		44 .21%
Insured		38 .79%
General Obligation Unltd		9 .69%
Certificate Participation		5 .10%
Tax Allocation		4 .22%
Special Tax		0 .78%
Prerefunded		0 .01%
Liability For Floating Rate Notes Issued		(6.44)%
Other Assets in Excess of Liabilities, Net		3 .64%
TOTAL NET ASSETS		100.00%

See accompanying notes

137

Schedule of Investments
Diversified International Fund
October 31, 2011

COMMON STOCKS - 96.34%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 0.71%			Banks (continued)
Meggitt PLC	110,728	$ 683	Gunma Bank Ltd/The	136,000	$ 696
MTU Aero Engines Holding AG	106,560	7,136	Home Capital Group Inc	20,065	908
Saab AB	38,872	749	HSBC Holdings PLC	3,894,644	33,982
Safran SA	342,102	11,172	ICICI Bank Ltd ADR	225,049	8,363
		$ 19,740	Industrial and Commercial Bank of China Ltd	14,244,375	8,895
			Industrial Bank of Korea	212,460	2,789
Agriculture - 2.63%			Jeonbuk Bank	36,660	166
Astral Foods Ltd	33,942	505	Kasikornbank PCL	982,000	3,966
British American Tobacco PLC	715,114	32,788	Keiyo Bank Ltd/The	67,000	326
Bunge Ltd	70,550	4,358	Lloyds Banking Group PLC (a)	8,327,258	4,306
Golden Agri-Resources Ltd	4,604,000	2,357	Malayan Banking Bhd	2,164,500	5,876
Imperial Tobacco Group PLC	647,241	23,577	Mitsubishi UFJ Financial Group Inc	4,943,600	21,485
ITC Ltd	952,572	4,153	Musashino Bank Ltd/The	12,900	410
KT&G Corp	41,342	2,586	National Australia Bank Ltd	844,555	22,558
Perusahaan Perkebunan London Sumatra	2,411,100	593	National Bank of Canada	215,000	15,345
Indonesia Tbk PT			OTP Bank PLC	55,244	866
Souza Cruz SA	172,375	2,139	Sberbank of Russia	1,894,354	5,197
		$ 73,056	Sberbank of Russia ADR(a)	263,832	2,876
Airlines - 0.45%			Standard Chartered PLC	757,088	17,666
Air China Ltd	3,690,000	2,867	Sumitomo Mitsui Financial Group Inc	517,000	14,451
Air France-KLM (a)	277,208	2,105	Svenska Handelsbanken AB	383,661	11,019
Asiana Airlines (a)	182,130	1,306	Swedbank AB	1,213,675	16,992
Deutsche Lufthansa AG	463,557	6,298	Toronto-Dominion Bank/The	241,600	18,235
		$ 12,576			$ 345,960

Apparel - 0.49%			Beverages - 1.00%
Burberry Group PLC	640,388	13,748	Anheuser-Busch InBev NV	283,390	15,716
			Cia de Bebidas das Americas ADR	200,602	6,764
			Fomento Economico Mexicano SAB de CV	79,679	5,342
Automobile Manufacturers - 3.41%			ADR
Bayerische Motoren Werke AG	205,305	16,678			$ 27,822
Daihatsu Motor Co Ltd	393,000	6,916
Daimler AG	284,062	14,427	Building Materials - 0.24%
Great Wall Motor Co Ltd	1,474,500	2,002	Central Glass Co Ltd	154,000	688
Hyundai Motor Co	41,859	8,430	China National Building Material Co Ltd	2,130,152	2,729
Kia Motors Corp	140,222	8,990	HeidelbergCement AG	51,053	2,311
Mahindra & Mahindra Ltd	302,149	5,332	Sumitomo Osaka Cement Co Ltd	274,000	830
Nissan Motor Co Ltd	1,453,400	13,364			$ 6,558
Peugeot SA	89,074	1,938
Renault SA	57,715	2,411	Chemicals - 4.65%
Volvo AB - B Shares	1,142,331	14,218	Agrium Inc	114,100	9,407
			Arkema SA	9,524	647
		$ 94,706	Asahi Kasei Corp	1,238,000	7,342
Automobile Parts & Equipment - 0.97%			BASF SE	360,558	26,319
Continental AG (a)	125,972	9,394	China Petrochemical Development Corp	1,127,900	1,310
Faurecia	183,743	4,858	Croda International PLC	36,882	1,037
Georg Fischer AG (a)	2,312	958	Formosa Chemicals & Fibre Corp	1,074,000	3,108
Pirelli & C SpA	1,066,727	9,414	Formosa Plastics Corp	798,000	2,347
Plastic Omnium SA	23,669	658	Honam Petrochemical Corp	7,788	2,125
Sungwoo Hitech Co Ltd	52,402	865	Incitec Pivot Ltd	1,952,368	7,072
Valeo SA	15,499	778	Johnson Matthey PLC	253,747	7,632
		$ 26,925	Koninklijke DSM NV	142,965	7,316
			Lanxess AG	17,886	1,045
Banks - 12.46%			LG Chem Ltd	7,144	2,305
Aareal Bank AG (a)	183,510	3,677
			Linde AG	62,437	9,891
ABSA Group Ltd	255,622	4,583	Lintec Corp	39,014	824
Australia & New Zealand Banking Group Ltd	882,280	19,936	Potash Corp of Saskatchewan Inc	376,500	17,821
Banco do Brasil SA	387,164	5,908	Sasol Ltd	130,271	5,859
Banco Santander Chile SA ADR	26,570	2,170	Taekwang Industrial Co Ltd	361	480
Bangkok Bank PCL	1,280,100	6,487	Tessenderlo Chemie NV	14,794	459
Bank Mandiri Tbk PT	4,201,595	3,352	Uralkali OJSC	72,246	3,113
Bank of China Ltd	7,889,300	2,808	USI Corp	496,000	530
Bank Rakyat Indonesia Persero Tbk PT	6,336,500	4,764	Yara International ASA	217,040	10,264
Banque Cantonale Vaudoise	1,595	826	Zeon Corp	92,000	847
Barclays PLC	2,272,790	7,046			$ 129,100
BNP Paribas	196,289	8,765
Canadian Imperial Bank of Commerce/Canada	221,600	16,696	Coal - 0.21%
China Construction Bank Corp	9,866,129	7,249	China Shenhua Energy Co Ltd	319,500	1,462
Credicorp Ltd	18,453	2,007	Coal India Ltd	510,973	3,465
DBS Group Holdings Ltd	1,532,000	14,964	Yanzhou Coal Mining Co Ltd	322,000	797
DnB NOR ASA	1,485,707	17,185			$ 5,724
Governor & Co of the Bank of Ireland/The (a)	1,166,941	164

See accompanying notes

138

     Schedule of Investments Diversified International Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Commercial Services - 0.45%			Electronics (continued)
Aggreko PLC	181,769	$ 4,983	Murata Manufacturing Co Ltd	127,000	$ 7,094
Altran Technologies SA (a)	107,574	545	Radiant Opto-Electronics Corp	850,000	2,498
Bangkok Expressway PCL (b)	793,600	422	Spectris PLC	35,756	731
Cape PLC	70,284	544	Topco Scientific Co Ltd	221,000	320
Cielo SA	153,300	4,092	Yageo Corp	4,273,000	1,287
Emeco Holdings Ltd	833,830	864			$ 44,367
Valid Solucoes e Servicos de Seguranca em	46,536	553
Meios de Pagamento e Identificacao S.A			Engineering & Construction - 1.40%
Xiamen International Port Co Ltd	3,414,000	495	Bilfinger Berger SE	97,064	8,664
		$ 12,498	Budimex SA	15,003	376
			China Communications Construction Co Ltd	4,300,000	3,243
Computers - 0.54%			CTCI Corp	518,000	659
Asustek Computer Inc	293,620	2,042	Flughafen Zuerich AG	1,599	613
Infosys Ltd ADR	27,925	1,636	Monadelphous Group Ltd	48,186	917
Lenovo Group Ltd	8,092,000	5,440	NRW Holdings Ltd	274,117	697
Tata Consultancy Services Ltd	257,031	5,845	PBG SA	26,739	728
		$ 14,963	SembCorp Industries Ltd	2,188,000	7,214
			Taeyoung Engineering & Construction Co Ltd	93,410	496
Cosmetics & Personal Care - 0.27%			Vinci SA	313,754	15,386
Kao Corp	288,000	7,555			$ 38,993

			Entertainment - 0.03%
Distribution & Wholesale - 0.58%			William Hill PLC	222,206	771
Inchcape PLC	104,654	546
Ship Healthcare Holdings Inc	37,100	902
Sumitomo Corp	1,181,431	14,628	Environmental Control - 0.02%
		$ 16,076	Derichebourg SA (a)	132,514	528

Diversified Financial Services - 1.72%
African Bank Investments Ltd	351,513	1,518	Food - 5.20%
Century Tokyo Leasing Corp	40,100	802	Aryzta AG	16,556	798
Daishin Securities Co Ltd	54,370	498	BRF - Brasil Foods SA	140,100	2,909
Fubon Financial Holding Co Ltd	1,600,048	1,876	Charoen Pokphand Foods PCL (b)	4,138,100	4,040
Hana Financial Group Inc	125,510	4,484	Cosan SA Industria e Comercio	196,200	3,059
IGM Financial Inc	122,286	5,280	Danone	174,196	12,076
Intermediate Capital Group PLC	880,472	3,448	Jeronimo Martins SGPS SA	554,488	9,508
Jaccs Co Ltd	204,000	674	Kerry Group PLC	1,563	58
KB Financial Group Inc	209,373	8,111	Kerry Group PLC	195,914	7,266
Mega Financial Holding Co Ltd	5,324,640	4,093	Nestle SA	730,628	42,258
ORIX Corp	184,810	16,129	Nutreco NV	116,695	7,753
Provident Financial PLC	45,647	811	Sao Martinho SA	44,411	530
		$ 47,724	Suedzucker AG	379,503	11,085
			Unilever NV	851,890	29,410
Electric - 1.03%			Viscofan SA	22,764	874
Atco Ltd/Canada	15,800	965	WM Morrison Supermarkets PLC	2,643,130	12,818
China Power International Development Ltd	3,010,000	637			$ 144,442
CLP Holdings Ltd	1,201,500	10,703
International Power PLC	1,293,218	7,015	Forest Products & Paper - 0.40%
Ratchaburi Electricity Generating Holding	349,400	468	Stora Enso OYJ	340,714	2,156
PCL (b)			Sumitomo Forestry Co Ltd	61,700	534
SSE PLC	404,591	8,742	Svenska Cellulosa AB	438,926	6,408
		$ 28,530	UPM-Kymmene OYJ	175,571	2,053
					$ 11,151
Electrical Components & Equipment - 1.59%
FSP Technology Inc	173,000	143	Gas - 0.27%
Harbin Electric Co Ltd	1,030,000	1,038	Keyera Corp	22,484	1,026
Hitachi Ltd	3,240,739	17,365	National Grid PLC	659,747	6,559
Leoni AG	81,201	3,390			$ 7,585
Mitsubishi Electric Corp	1,061,000	9,818
Schneider Electric SA	172,275	10,116	Hand & Machine Tools - 0.04%
Simplo Technology Co Ltd	406,900	2,394	Techtronic Industries Co	1,166,500	1,009
		$ 44,264
			Healthcare - Products - 1.13%
Electronics - 1.60%			Coloplast A/S	85,209	12,391
Alps Electric Co Ltd	101,100	761	Elekta AB	256,674	10,250
Anritsu Corp	554,000	6,264	Fresenius SE & Co KGaA	83,783	8,227
E Ink Holdings Inc	763,000	1,558	Opto Circuits India Ltd	74,327	382
FLEXium Interconnect Inc	219,000	570			$ 31,250
Hamamatsu Photonics KK	137,500	5,231
Hon Hai Precision Industry Co Ltd	1,759,241	4,823	Holding Companies - Diversified - 0.64%
Keyence Corp	39,600	10,067	GS Holdings	48,552	2,797
Kyocera Corp	28,200	2,479	Haci Omer Sabanci Holding AS ADR	3	—
Maruwa Co Ltd/Aichi	15,800	684	Imperial Holdings Ltd	304,530	4,476

See accompanying notes

139

Schedule of Investments
Diversified International Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Holding Companies - Diversified (continued)			Machinery - Diversified (continued)
KOC Holding AS	745,789	$ 2,651	Weir Group PLC/The	357,280	$ 10,946
Swire Pacific Ltd	678,500	7,840			$ 27,286

		$ 17,764	Media - 0.05%
Home Builders - 0.03%			Cogeco Cable Inc	12,825	610
Persimmon PLC	113,457	905	SKY Perfect JSAT Holdings Inc	1,610	783
					$ 1,393

Home Furnishings - 0.83%			Metal Fabrication & Hardware - 0.12%
De'Longhi SpA	81,213	888	Catcher Technology Co Ltd	431,000	2,402
Samsung Electronics Co Ltd	25,712	22,134	JFE Shoji Holdings Inc	111,000	450
		$ 23,022	Ryobi Ltd	88,000	355
Insurance - 3.27%					$ 3,207
Allianz SE	38,478	4,281	Mining - 6.47%
AXA SA	284,753	4,580	Anglo American PLC	435,928	15,981
Challenger Ltd/AU	148,116	706	Antofagasta PLC	130,645	2,432
China Life Insurance Co Ltd	388,000	1,003	Avocet Mining PLC	83,175	306
Helvetia Holding AG	2,787	1,019	B2Gold Corp (a)	202,400	745
Lancashire Holdings Ltd	56,626	650	Barrick Gold Corp	404,000	19,946
Legal & General Group PLC	7,473,773	13,166	BHP Billiton Ltd	779,487	30,513
LIG Insurance Co Ltd	4,460	95	BHP Billiton PLC	68,492	2,157
PICC Property & Casualty Co Ltd	1,358,000	1,883	Boliden AB	76,961	1,094
Ping An Insurance Group Co	757,000	5,614	Centerra Gold Inc	386,100	7,654
Prudential PLC	1,759,221	18,171	China Qinfa Group Ltd (a),(b)	2,066,000	401
Sampo OYJ	585,116	16,083	Cia de Minas Buenaventura SA ADR	110,174	4,509
Samsung Fire & Marine Insurance Co Ltd	10,116	2,151	DRDGOLD Ltd	865,549	571
Sanlam Ltd	1,276,741	4,772	Fortuna Silver Mines Inc (a)	77,272	491
Zurich Financial Services (a)	71,722	16,528	Gold Fields Ltd	221,937	3,847
		$ 90,702	Grupo Mexico SAB de CV	1,220,200	3,382
			Gujarat Mineral Development Corp Ltd	92,935	334
Internet - 0.48%			IAMGOLD Corp	484,597	10,419
ASOS PLC(a)	22,456	560	Industrias Penoles SAB de CV	129,035	5,190
Baidu Inc/China ADR(a)	4,935	692	Jiangxi Copper Co Ltd	832,000	2,011
Dena Co Ltd	105,000	4,532	Kazakhmys PLC	145,082	2,145
Gree Inc	217,500	7,018
PChome Online Inc	79,000	517	KGHM Polska Miedz SA	75,581	3,649
			Korea Zinc Co Ltd	12,079	3,540
		$ 13,319	Medusa Mining Ltd	122,338	860
Investment Companies - 0.93%			Pan American Silver Corp	162,600	4,543
Cheung Kong Infrastructure Holdings Ltd	733,000	3,926	Pan Australian Resources Ltd (a)	354,106	1,196
Investor AB	470,272	9,198	Quadra FNX Mining Ltd (a)	77,400	893
Kinnevik Investment AB	355,979	7,439	Rio Tinto Ltd	431,243	30,961
Resolution Ltd	1,215,983	5,351	SEMAFO Inc (a)	101,000	775
		$ 25,914	Sterlite Industries India Ltd ADR	201,352	2,078
			Vedanta Resources PLC	114,158	2,330
Iron & Steel - 0.81%			Xstrata PLC	355,764	5,926
ArcelorMittal	293,812	6,092	Yamana Gold Inc	580,700	8,669
Ferrexpo PLC	177,951	916			$ 179,548
Kumba Iron Ore Ltd	67,476	3,986
Mount Gibson Iron Ltd	494,828	791	Miscellaneous Manufacturing - 1.46%
Outokumpu OYJ	276,803	2,340	Aalberts Industries NV	53,445	940
POSCO ADR	44,660	3,837	IMI PLC	753,369	9,929
Severstal OAO	152,927	2,233	Melrose PLC	148,503	784
SSAB AB - A Shares	250,015	2,417	Morgan Crucible Co PLC	204,419	928
		$ 22,612	Siemens AG	257,296	26,970
			Singamas Container Holdings Ltd	2,534,000	572
Leisure Products & Services - 0.39%			Tokai Rubber Industries Ltd	31,900	401
Sega Sammy Holdings Inc	503,900	10,956			$ 40,524

			Office & Business Equipment - 0.90%
Lodging - 0.15%			Canon Inc	547,500	24,855
Genting Bhd	1,201,000	4,183

			Oil & Gas - 9.39%
Machinery - Construction & Mining - 0.45%			Afren PLC (a)	558,364	883
Atlas Copco AB - A Shares	569,250	12,375	Aurora Oil & Gas Ltd (a)	318,106	958
			Bangchak Petroleum PCL (b)	1,582,300	887
Machinery - Diversified - 0.98%			BG Group PLC	1,488,630	32,280
Daifuku Co Ltd	78,000	405	BP PLC	895,855	6,593
Duerr AG	11,546	503	Canadian Natural Resources Ltd	431,900	15,235
IHI Corp	3,163,000	7,205	China Petroleum & Chemical Corp	2,188,000	2,069
Mitsubishi Heavy Industries Ltd	2,019,000	8,227	CNOOC Ltd	3,201,000	6,051
			Gazprom OAO ADR	922,071	10,761

See accompanying notes

140

     Schedule of Investments Diversified International Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas (continued)			REITS (continued)
Lukoil OAO ADR	150,435	$ 8,755	United Urban Investment Corp	701	$ 790
Lundin Petroleum AB (a)	56,060	1,368			$ 29,631
NovaTek OAO	19,918	2,779
Oil & Natural Gas Corp Ltd	444,170	2,523	Retail - 2.97%
PetroChina Co Ltd	6,675,494	8,666	361 Degrees International Ltd	1,668,000	811
Petroleo Brasileiro SA ADR	496,562	13,412	Alimentation Couche Tard Inc	263,700	7,937
Petrominerales Ltd	34,404	908	Aoyama Trading Co Ltd	49,500	782
Repsol YPF SA	605,666	18,230	Arcos Dorados Holdings Inc	111,859	2,617
Rosneft Oil Co	363,009	2,572	Cie Financiere Richemont SA	218,023	12,420
Royal Dutch Shell PLC - A Shares	296,142	10,491	Dollarama Inc	23,200	873
			Dufry AG (a)	8,138	871
Royal Dutch Shell PLC - B Shares	1,214,996	43,592
Seadrill Ltd	444,114	14,584	Giordano International Ltd	1,076,000	812
SK Holdings Co Ltd	41,827	5,568	GOME Electrical Appliances Holding Ltd	12,442,000	3,815
Statoil ASA	506,001	12,839	Inditex SA	76,425	6,938
Thai Oil PCL (b)	907,379	1,698	Jean Coutu Group PJC Inc/The	67,954	869
Total SA	675,764	35,260	Kohnan Shoji Co Ltd	45,100	782
Tupras Turkiye Petrol Rafinerileri AS	73,397	1,654	K's Holdings Corp	22,380	940
		$ 260,616	Lojas Renner SA	90,140	2,741
			Shoppers Drug Mart Corp	304,400	12,796
Oil & Gas Services - 1.12%			Tim Hortons Inc	233,300	11,483
Canyon Services Group Inc	80,900	971	Tsuruha Holdings Inc	11,500	587
John Wood Group PLC	878,660	8,699	UNY Co Ltd	89,500	807
Saipem SpA	223,700	9,996	Woolworths Holdings Ltd/South Africa	622,175	3,159
Technip SA	121,462	11,485	Xebio Co Ltd	31,700	767
		$ 31,151	Yamada Denki Co Ltd	133,640	9,611

Pharmaceuticals - 5.29%					$ 82,418
AstraZeneca PLC	347,868	16,701	Semiconductors - 0.85%
Chong Kun Dang Pharm Corp	30,280	587	ARM Holdings PLC	952,090	8,933
GlaxoSmithKline PLC	246,489	5,532	ASM International NV	31,927	899
KYORIN Holdings Inc	38,000	699	Formosa Advanced Technologies Co Ltd	310,000	285
Novartis AG	637,407	35,909	Powertech Technology Inc	43,600	106
Novo Nordisk A/S	201,134	21,354	STMicroelectronics NV	285,565	1,979
Ranbaxy Laboratories Ltd	143,879	1,476	Taiwan Semiconductor Manufacturing Co Ltd	4,643,605	11,316
Recordati SpA	79,642	693			$ 23,518
Roche Holding AG	199,477	32,728
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	227,650	215	Shipbuilding - 0.15%
Shire PLC	670,630	21,048	Hyundai Heavy Industries Co Ltd	15,281	4,083
Takeda Pharmaceutical Co Ltd	217,700	9,814
		$ 146,756	Software - 1.28%
			Capcom Co Ltd	275,500	7,207
Publicly Traded Investment Fund - 0.02%			Konami Corp	249,600	8,133
iShares MSCI India(a)	102,624	655	Open Text Corp (a)	11,300	692
			SAP AG	323,382	19,554
Real Estate - 1.71%					$ 35,586
Brookfield Asset Management Inc	653,938	18,921
Capital Property Fund	480,690	539	Storage & Warehousing - 0.01%
Castellum AB	52,829	715	Sumitomo Warehouse Co Ltd/The	92,000	412
Cheung Kong Holdings Ltd	269,000	3,334
Daito Trust Construction Co Ltd	133,900	11,864	Telecommunications - 8.58%
Ez Tec Empreendimentos e Participacoes SA	71,434	649	Advanced Info Service PCL (b)	808,700	3,408
Fantasia Holdings Group Co Ltd	5,934,000	618	America Movil SAB de CV ADR	191,642	4,871
Gazit-Globe Ltd	55,563	607	BT Group PLC	6,191,451	18,681
Great Eagle Holdings Ltd	342,000	760	China Mobile Ltd	919,139	8,736
Helbor Empreendimentos SA	47,900	615	China Telecom Corp Ltd	6,124,000	3,781
Mah Sing Group Bhd	880,500	583	China Unicom Hong Kong Ltd	1,140,000	2,292
Mitsui Fudosan Co Ltd	412,000	6,852	Chunghwa Telecom Co Ltd	1,637,000	5,477
Sunway Bhd (a)	654,800	497	HTC Corp	152,500	3,427
Wihlborgs Fastigheter AB	62,954	860	Hutchison Telecommunications Hong Kong	2,294,666	816
		$ 47,414	Holdings Ltd
			Manitoba Telecom Services Inc	192,100	6,154
REITS - 1.07%			MobileOne Ltd	327,000	639
CapitaMall Trust	3,567,000	5,300
Dundee Real Estate Investment Trust	25,900	858	MTN Group Ltd	502,247	8,729
Eurocommercial Properties NV	19,796	844	Nippon Telegraph & Telephone Corp	343,400	17,615
			NTT DoCoMo Inc	12,917	22,941
Gecina SA	8,446	835	Oki Electric Industry Co Ltd (a)	703,000	598
GZI Real Estate Investment Trust	1,146,000	526	QSC AG (a)	122,752	403
Mirvac Group	5,816,903	7,617	Samart Corp PCL (b)	1,940,500	452
RioCan Real Estate Investment Trust	297,000	7,536	Sistema JSFC	201,151	3,425
Suntec Real Estate Investment Trust	833,000	819	Softbank Corp	427,100	13,862
Unibail-Rodamco SE	22,667	4,506	Taiwan Mobile Co Ltd (a)	1,452,000	4,161

See accompanying notes

141

     Schedule of Investments Diversified International Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Telecommunications (continued)			(continued)	Amount (000's)	Value (000's)
TDC A/S	788,226	$ 6,472	Banks (continued)
Tele2 AB	467,391	9,842	Investment in Joint Trading Account; Deutsche $	14,313	$ 14,313
Telecom Corp of New Zealand Ltd	4,006,381	8,180	Bank Repurchase Agreement; 0.10% dated
Telefonaktiebolaget LM Ericsson	1,113,261	11,604	10/31/11 maturing 11/01/11 (collateralized
Telenet Group Holding NV (a)	155,058	5,981	by US Government Securities;
Telenor ASA	770,195	13,719	$14,599,149; 0.00% - 0.05%; dated
Tim Participacoes SA ADR(a)	135,834	3,537	12/21/11 - 10/15/29)
Vodacom Group Ltd	478,825	5,402	Investment in Joint Trading Account; Merrill	13,429	13,429
Vodafone Group PLC	15,484,516	42,996	Lynch Repurchase Agreement; 0.09%
		$ 238,201	dated 10/31/11 maturing 11/01/11
			(collateralized by US Government
Textiles - 0.11%			Securities; $13,697,213; 0.00% - 8.13%;
Alok Industries Ltd	1,371,789	590	dated 11/25/11 - 09/15/60)
Cia Hering	84,000	1,881			$ 39,669
Raymond Ltd	71,548	569	TOTAL REPURCHASE AGREEMENTS		$ 39,669
		$ 3,040	Total Investments		$ 2,779,378
Toys, Games & Hobbies - 0.25%			Liabilities in Excess of Other Assets, Net - (0.11)%		$ (3,168)
Namco Bandai Holdings Inc	471,200	6,832	TOTAL NET ASSETS - 100.00%		$ 2,776,210

Transportation - 1.14%			(a) Non-Income Producing Security
Canadian National Railway Co	285,000	22,325	(b)	Market value is determined in accordance with procedures established in
Stagecoach Group PLC	180,122	716	good faith by the Board of Directors. At the end of the period, the value of
West Japan Railway Co	206,200	8,738	these securities totaled $11,776 or 0.42% of net assets.
		$ 31,779

Water - 0.95%
Pennon Group PLC	794,175	8,872	Unrealized Appreciation (Depreciation)
Severn Trent PLC	313,511	7,631	The net federal income tax unrealized appreciation (depreciation) and federal tax
United Utilities Group PLC	1,004,745	9,794	cost of investments held as of the period end were as follows:
		$ 26,297
TOTAL COMMON STOCKS		$ 2,674,575	Unrealized Appreciation		$ 226,937
PREFERRED STOCKS - 2.34%	Shares Held	Value (000's)	Unrealized Depreciation		(132,310)

Apparel - 0.30%			Net Unrealized Appreciation (Depreciation)		$ 94,627
Hugo Boss AG	87,655	8,324	Cost for federal income tax purposes		$ 2,684,751

			All dollar amounts are shown in thousands (000's)
Automobile Manufacturers - 0.66%
Volkswagen AG	105,207	18,321

Banks - 0.52%
Banco Bradesco SA	348,103	6,306
Itau Unibanco Holding SA	422,366	8,111
		$ 14,417

Electric - 0.17%
Cia Energetica de Minas Gerais	158,700	2,658
Cia Paranaense de Energia	100,000	2,005
		$ 4,663

Healthcare - Products - 0.02%
Draegerwerk AG & Co KGaA	6,167	646

Mining - 0.56%
Vale SA	654,729	15,578

Telecommunications - 0.11%
Telefonica Brasil SA	109,470	3,185

TOTAL PREFERRED STOCKS		$ 65,134
	Maturity
REPURCHASE AGREEMENTS - 1.43%	Amount (000's)	Value (000's)

Banks - 1.43%
Investment in Joint Trading Account; Credit	$ 11,927	$ 11,927
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $12,165,957; 0.00%; dated
05/15/12 - 08/15/35)

See accompanying notes

142

Schedule of Investments
Diversified International Fund
October 31, 2011

Portfolio Summary (unaudited)
Country	Percent
United Kingdom	15 .76%
Japan	13 .15%
Canada	8 .90%
Germany	7 .47%
Switzerland	5 .53%
France	4 .63%
Australia	4 .53%
Sweden	4 .21%
Netherlands	3 .64%
Korea, Republic Of	3 .20%
Brazil	3 .11%
China	2 .43%
Taiwan, Province Of China	2 .07%
Norway	1 .94%
United States	1 .79%
South Africa	1 .73%
Hong Kong	1 .66%
Russian Federation	1 .50%
Denmark	1 .45%
India	1 .31%
Singapore	1 .16%
Ireland	1 .03%
Spain	0 .94%
Finland	0 .81%
Belgium	0 .81%
Thailand	0 .78%
Italy	0 .76%
Mexico	0 .68%
Bermuda	0 .55%
Malaysia	0 .40%
Portugal	0 .34%
Indonesia	0 .31%
New Zealand	0 .30%
Peru	0 .23%
Luxembourg	0 .22%
Guernsey	0 .19%
Turkey	0 .17%
Poland	0 .17%
Argentina	0 .09%
Chile	0 .08%
Colombia	0 .03%
Hungary	0 .03%
Israel	0 .02%
Liabilities in Excess of Other Assets, Net	(0 .11)%
TOTAL NET ASSETS	100.00%

See accompanying notes

143

Schedule of Investments Equity Income Fund October 31, 2011

COMMON STOCKS - 98.16%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 1.86%			Food - 2.68%
Lockheed Martin Corp	386,424	$ 29,329	General Mills Inc	448,621	$ 17,285
Raytheon Co	776,526	34,315	Kellogg Co	288,948	15,664
		$ 63,644	Kraft Foods Inc	1,404,623	49,415
			Kroger Co/The	399,400	9,258
Apparel - 1.34%					$ 91,622
VF Corp	331,585	45,832
			Gas - 1.13%
Automobile Manufacturers - 0.34%			Sempra Energy	717,000	38,524
PACCAR Inc	273,242	11,815
			Healthcare - Products - 1.11%
			Becton Dickinson and Co	86,500	6,767
Automobile Parts & Equipment - 0.63%			Medtronic Inc	904,089	31,408
Autoliv Inc	240,047	13,867
Johnson Controls Inc	236,529	7,789			$ 38,175
		$ 21,656	Insurance - 7.08%
			ACE Ltd	1,147,900	82,821
Banks - 7.75%			Allianz SE ADR	1,389,745	15,565
Australia & New Zealand Banking Group Ltd	395,986	8,894
ADR			Allstate Corp/The	1,013,289	26,690
Banco Santander SA ADR	3,380,844	28,940	Chubb Corp/The	575,000	38,554
			Fidelity National Financial Inc	1,954,175	30,172
Bank of Nova Scotia	657,609	34,597	MetLife Inc	765,600	26,919
JP Morgan Chase & Co	2,047,660	71,176
M&T Bank Corp	446,922	34,015	Validus Holdings Ltd	790,890	21,639
PNC Financial Services Group Inc	851,309	45,724			$ 242,360
US Bancorp	1,645,593	42,111	Leisure Products & Services - 1.04%
		$ 265,457	Carnival Corp	1,007,500	35,474

Beverages - 1.34%
Coca-Cola Co/The	202,300	13,821	Machinery - Diversified - 1.30%
Dr Pepper Snapple Group Inc	723,669	27,102	Deere & Co	586,900	44,546
Molson Coors Brewing Co	115,900	4,907

		$ 45,830	Media - 0.45%
Chemicals - 1.07%			Walt Disney Co/The	441,591	15,403
Air Products & Chemicals Inc	158,100	13,619
EI du Pont de Nemours & Co	476,200	22,891	Mining - 0.67%
		$ 36,510	BHP Billiton Ltd ADR	294,800	23,018
Commercial Services - 0.58%
Automatic Data Processing Inc	380,500	19,912	Miscellaneous Manufacturing - 2.73%
			3M Co	308,200	24,354
Consumer Products - 0.51%			Parker Hannifin Corp	568,400	46,353
Kimberly-Clark Corp	249,200	17,372	Siemens AG ADR	217,300	22,810
					$ 93,517

Distribution & Wholesale - 2.04%			Oil & Gas - 9.17%
Genuine Parts Co	1,217,477	69,920	Chevron Corp	743,500	78,105
			Diamond Offshore Drilling Inc	64,554	4,231
			Encana Corp	1,302,900	28,273
Diversified Financial Services - 4.04%			Exxon Mobil Corp	688,900	53,796
AllianceBernstein Holding LP	2,020,298	28,627	Marathon Oil Corp	1,140,800	29,695
BlackRock Inc	300,689	47,446	Marathon Petroleum Corp	1,115,900	40,061
Federated Investors Inc	1,322,327	25,838	Penn West Petroleum Ltd	1,527,380	27,371
NYSE Euronext	1,373,082	36,483	Total SA ADR	1,003,278	52,471
		$ 138,394			$ 314,003

Electric - 4.34%			Pharmaceuticals - 13.77%
NextEra Energy Inc	797,900	45,002	Abbott Laboratories	1,417,100	76,339
Progress Energy Inc	1,000,045	52,102	Bristol-Myers Squibb Co	2,081,978	65,770
Wisconsin Energy Corp	210,800	6,836	GlaxoSmithKline PLC ADR	1,240,043	55,541
Xcel Energy Inc	1,726,400	44,628	Johnson & Johnson	534,000	34,384
		$ 148,568	Merck & Co Inc	2,029,480	70,017
Electrical Components & Equipment - 1.02%			Novartis AG ADR	769,376	43,447
Emerson Electric Co	722,700	34,776	Pfizer Inc	3,275,345	63,083
			Roche Holding AG ADR	1,036,225	42,382
			Teva Pharmaceutical Industries Ltd ADR	504,062	20,591
Electronics - 0.61%					$ 471,554
Honeywell International Inc	398,900	20,902
			Pipelines - 2.28%
			Enterprise Products Partners LP	1,058,543	47,455
Entertainment - 0.28%			Kinder Morgan Energy Partners LP	403,095	30,631
OPAP SA ADR	1,677,400	9,611			$ 78,086

See accompanying notes

144

Schedule of Investments Equity Income Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

REITS - 6.16%			(continued)	Amount (000's)	Value (000's)
American Capital Agency Corp	775,030	$ 21,321	Banks (continued)
Annaly Capital Management Inc	4,040,656	68,085	Investment in Joint Trading Account; Merrill	$ 15,554	$ 15,554
Chimera Investment Corp	3,882,304	11,686	Lynch Repurchase Agreement; 0.09%
Digital Realty Trust Inc	1,259,036	78,475	dated 10/31/11 maturing 11/01/11
HCP Inc	397,085	15,824	(collateralized by US Government
Health Care REIT Inc	297,400	15,670	Securities; $15,865,255; 0.00% - 8.13%;
		$ 211,061	dated 11/25/11 - 09/15/60)
					$ 45,948
Retail - 3.89%			TOTAL REPURCHASE AGREEMENTS		$ 45,948
Costco Wholesale Corp	201,000	16,733
McDonald's Corp	568,472	52,783	Total Investments		$ 3,415,648
Wal-Mart Stores Inc	1,122,100	63,645	Other Assets in Excess of Liabilities, Net - 0.24%		$ 8,207
		$ 133,161	TOTAL NET ASSETS - 100.00%		$ 3,423,855

Semiconductors - 5.14%
Applied Materials Inc	792,057	9,758
Intel Corp	3,260,200	80,005
Maxim Integrated Products Inc	429,200	11,228	Unrealized Appreciation (Depreciation)
Microchip Technology Inc	1,204,764	43,564	The net federal income tax unrealized appreciation (depreciation) and federal tax
Taiwan Semiconductor Manufacturing Co Ltd	2,485,607	31,369	cost of investments held as of the period end were as follows:
ADR
		$ 175,924	Unrealized Appreciation		$ 623,110
Software - 1.61%			Unrealized Depreciation		(150,033)
Microsoft Corp	2,067,800	55,065	Net Unrealized Appreciation (Depreciation)		$ 473,077
			Cost for federal income tax purposes		$ 2,942,571

Telecommunications - 3.70%			All dollar amounts are shown in thousands (000's)
BCE Inc	1,031,900	40,873
CenturyLink Inc	423,811	14,944	Portfolio Summary (unaudited)
Verizon Communications Inc	753,900	27,879	Sector		Percent
Vodafone Group PLC ADR	1,544,062	42,987	Financial		26 .63%
		$ 126,683	Consumer, Non-cyclical		19 .99%
Toys, Games & Hobbies - 3.24%			Consumer, Cyclical		12 .80%
Hasbro Inc	1,069,789	40,716	Energy		11 .45%
Mattel Inc	2,486,719	70,225	Industrial		10 .78%
		$ 110,941	Technology		6 .75%
			Utilities		5 .47%
Transportation - 3.26%			Communications		4 .15%
Norfolk Southern Corp	479,900	35,508	Basic Materials		1 .74%
Union Pacific Corp	338,792	33,734	Other Assets in Excess of Liabilities, Net		0 .24%
United Parcel Service Inc	601,700	42,263	TOTAL NET ASSETS		100.00%
		$ 111,505
TOTAL COMMON STOCKS		$ 3,360,821
PREFERRED STOCKS - 0.26%	Shares Held	Value (000's)

REITS - 0.26%
Public Storage Inc 6.63%; Series M	348,351	8,879

TOTAL PREFERRED STOCKS		$ 8,879
	Maturity
REPURCHASE AGREEMENTS - 1.34%	Amount (000's)	Value (000's)

Banks - 1.34%
Investment in Joint Trading Account; Credit	$ 13,815	$ 13,815
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $14,091,626; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	16,578	16,579
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities;
$16,909,952; 0.00% - 0.05%; dated
12/21/11 - 10/15/29)

See accompanying notes

145

Schedule of Investments Global Diversified Income Fund October 31, 2011

COMMON STOCKS - 25.31%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Agriculture - 0.03%			Cosmetics & Personal Care - 0.06%
Universal Corp/VA	18,036	$ 772	Procter & Gamble Co	23,431	$ 1,499

Airlines - 0.03%			Distribution & Wholesale - 0.12%
Cathay Pacific Airways Ltd	420,000	762	ITOCHU Corp	109,200	1,080
			Marubeni Corp	54,000	314
			Mitsui & Co Ltd	56,700	828
Automobile Manufacturers - 0.04%			Sumitomo Corp	90,300	1,118
Daimler AG	12,645	642
Tata Motors Ltd ADR	23,686	475			$ 3,340
		$ 1,117	Diversified Financial Services - 0.18%
			Aberdeen Asset Management PLC	131,171	404
Banks - 0.88%			ARA Asset Management Ltd (b)	1,476,400	1,529
Australia & New Zealand Banking Group Ltd	85,489	1,932
BOC Hong Kong Holdings Ltd	381,000	906	BGC Partners Inc	111,130	761
			IGM Financial Inc	16,300	704
Canadian Imperial Bank of Commerce/Canada	4,492	338	Intermediate Capital Group PLC	170,766	669
Capital One Financial Corp	23,116	1,055
Citigroup Inc	12,206	386	Mega Financial Holding Co Ltd	1,171,980	901
Commonwealth Bank of Australia	36,542	1,877			$ 4,968
DBS Group Holdings Ltd	115,873	1,132	Electric - 1.51%
DnB NOR ASA	68,087	787	Ameren Corp	39,375	1,255
FNB Corp/PA	80,337	811	Avista Corp	26,259	668
JP Morgan Chase & Co	61,274	2,130	CPFL Energia SA ADR	30,000	780
KBC Groep NV	30,462	675	DTE Energy Co	48,000	2,501
Mitsubishi UFJ Financial Group Inc	329,900	1,434	Duke Energy Corp	72,189	1,474
Mizuho Financial Group Inc	764,400	1,070	Edison International	45,000	1,827
National Australia Bank Ltd	73,786	1,971	Entergy Corp	9,989	691
National Bank of Canada	6,626	473	FirstEnergy Corp	85,553	3,847
Nordea Bank AB	120,158	1,091	GDF Suez	10,659	300
PNC Financial Services Group Inc	13,159	707	Integrys Energy Group Inc	50,000	2,646
Sumitomo Mitsui Financial Group Inc	53,600	1,498	ITC Holdings Corp	33,000	2,398
Sumitomo Mitsui Trust Holdings Inc	206,000	705	NextEra Energy Inc	47,000	2,651
Toronto-Dominion Bank/The	8,611	650	Northeast Utilities	17,385	601
US Bancorp	30,587	783	NSTAR	60,000	2,705
Wells Fargo & Co	48,113	1,247	Pinnacle West Capital Corp	77,000	3,510
		$ 23,658	Portland General Electric Co	25,164	618
			PPL Corp	138,000	4,053
Beverages - 0.03%			Progress Energy Inc	33,405	1,740
Silver base Group Holdings Ltd	840,000	895	SCANA Corp	75,000	3,171
			Southern Co	18,000	778
Building Materials - 0.02%			SSE PLC	43,745	945
Asahi Glass Co Ltd	74,000	648	Wisconsin Energy Corp	47,000	1,524
					$ 40,683

Chemicals - 0.26%			Electrical Components & Equipment - 0.06%
BASF SE	30,516	2,228	Hitachi Ltd	136,000	729
Cabot Corp	26,449	798	Molex Inc	45,430	927
Dongyue Group	1,272,000	985			$ 1,656
Koninklijke DSM NV	9,012	461
LyondellBasell Industries NV	25,361	833	Electronics - 0.06%
PPG Industries Inc	10,707	925	Tripod Technology Corp	315,000	819
Sasol Ltd	15,315	689	Tyco International Ltd	19,843	904
		$ 6,919			$ 1,723

Coal - 0.02%			Engineering & Construction - 0.09%
Exxaro Resources Ltd	26,841	602	Alion Science and Technology Corp -	7,750	—
			Warrants (a),(c),(d)
			Bouygues SA	22,566	843
Commercial Services - 0.02%			Vinci SA	29,724	1,458
Emeco Holdings Ltd	527,237	546			$ 2,301

			Food - 0.05%
Computers - 0.14%			George Weston Ltd	9,300	645
Asustek Computer Inc	99,000	688	Safeway Inc	34,043	659
Dell Inc (a)	54,944	869
					$ 1,304
Hewlett-Packard Co	58,392	1,554
Western Digital Corp (a)	27,202	724	Forest Products & Paper - 0.09%
		$ 3,835	Billerud AB	70,283	546
			International Paper Co	39,032	1,081
Consumer Products - 0.05%			Mondi PLC	94,032	715
Kimberly-Clark Corp	19,150	1,335			$ 2,342

			Gas - 0.20%
			National Grid PLC ADR	75,000	3,755

See accompanying notes

146

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Gas (continued)			Oil & Gas (continued)
NiSource Inc	22,210	$ 491	Precision Drilling Corp (a)	59,740	$ 693
South Jersey Industries Inc	22,000	1,239	Repsol YPF SA	36,252	1,091
		$ 5,485	Royal Dutch Shell PLC - A Shares	51,709	1,832
			Royal Dutch Shell PLC - B shares ADR	35,000	2,513
Healthcare - Services - 0.10%			Royal Dutch Shell PLC - B Shares	65,113	2,336
Aetna Inc	16,278	647	Seadrill Ltd	25,516	838
Humana Inc	9,438	801	Statoil ASA	36,636	930
UnitedHealth Group Inc	26,265	1,261	Total SA	48,562	2,534
		$ 2,709	Total SA ADR	30,000	1,569
Holding Companies - Diversified - 0.18%			Valero Energy Corp	53,929	1,327
Guangdong Investment Ltd	1,488,000	896	Vermilion Energy Inc	50	2
Wharf Holdings Ltd	763,737	4,062			$ 33,710
		$ 4,958	Pharmaceuticals - 0.60%
Home Furnishings - 0.02%			Abbott Laboratories	26,880	1,448
De'Longhi SpA	57,539	629	AstraZeneca PLC	34,860	1,674
			Eli Lilly & Co	38,821	1,442
			GlaxoSmithKline PLC	51,346	1,152
Insurance - 0.40%			Johnson & Johnson	24,480	1,576
ACE Ltd	8,958	646	Merck & Co Inc	25,036	864
Allianz SE	11,140	1,240	Novartis AG	49,148	2,769
Aviva PLC	126,661	691	Pfizer Inc	152,156	2,930
AXA SA	36,829	592	Recordati SpA	54,862	478
Legal & General Group PLC	562,203	990	Sanofi-Aventis SA	26,475	1,894
Lincoln National Corp	36,899	703			$ 16,227
Maiden Holdings Ltd	43,607	355
Protective Life Corp	29,960	557	Pipelines - 9.96%
Prudential PLC	112,615	1,163	Buckeye Partners LP	324,690	21,933
Sampo OYJ	27,936	768	Chesapeake Midstream Partners LP	304,220	8,034
SCOR SE	40,488	943	Copano Energy LLC	203,195	6,569
Sul America SA	69,300	565	Crestwood Midstream Partners LP	47,700	1,411
Validus Holdings Ltd	28,212	772	DCP Midstream Partners LP	30,800	1,353
Zurich Financial Services (a)	3,456	797	Enbridge Energy Partners LP	357,700	10,888
		$ 10,782	Energy Transfer Equity LP	72,200	2,762
			Energy Transfer Partners LP	411,982	19,248
Internet - 0.02%			Enterprise Products Partners LP	584,854	26,219
United Online Inc	109,240	646	Holly Energy Partners LP (c)	120,095	6,751
			Kinder Morgan Inc/Delaware	69,400	1,985
Investment Companies - 0.01%			Kinder Morgan Management LLC	319,520	21,165
TICC Capital Corp	39,779	354	Magellan Midstream Partners LP (c)	352,269	22,514
			MarkWest Energy Partners LP	142,400	7,096
			NuStar Energy LP (c)	136,491	7,835
Lodging - 0.03%			Oiltanking Partners LP	52,021	1,415
Starwood Hotels & Resorts Worldwide Inc	14,400	722	ONEOK Partners LP (c)	274,524	13,726
			Plains All American Pipeline LP	222,900	14,705
Media - 0.09%			Regency Energy Partners LP	524,862	12,166
Comcast Corp - Class A	44,280	1,038	Sunoco Logistics Partners LP (c)	117,808	11,578
SKY Perfect JSAT Holdings Inc	1,826	888	Targa Resources Partners LP	220,200	7,905
Viacom Inc	10,132	444	TC Pipelines LP (c)	83,158	3,789
		$ 2,370	Tesoro Logistics LP	51,300	1,375
			TransCanada Corp	38,000	1,636
Mining - 0.03%			Western Gas Partners LP	214,834	7,562
Aneka Tambang Tbk PT	3,608,000	722	Williams Cos Inc	40,000	1,204
			Williams Partners LP	435,520	25,839
Miscellaneous Manufacturing - 0.11%					$ 268,663
General Electric Co	101,796	1,701	Publicly Traded Investment Fund - 0.03%
Siemens AG	10,817	1,134	John Hancock Preferred Income Fund III	37,571	653
		$ 2,835

Oil & Gas - 1.25%			Real Estate - 1.21%
BP PLC	224,489	1,652	Atrium European Real Estate Ltd	160,000	806
Chevron Corp	31,448	3,304	Brookfield Office Properties Inc	66,900	1,098
ConocoPhillips	25,459	1,773	Castellum AB	140,737	1,906
ENI SpA	56,663	1,252	China Resources Land Ltd	764,000	1,118
Exxon Mobil Corp	54,068	4,222	Citycon OYJ	180,000	663
Gazprom OAO ADR	77,898	909	Fabege AB	153,795	1,320
Marathon Petroleum Corp	29,433	1,057	FKP Property Group	2,033,524	1,048
Noble Energy Inc	9,844	879	Glorious Property Holdings Ltd (a)	12,000,000	1,864
Pengrowth Energy Corp	68,210	712	Growthpoint Properties Ltd	800,000	1,855
Penn West Petroleum Ltd	100,000	1,792	Hang Lung Properties Ltd	477,000	1,737
PetroChina Co Ltd	380,000	493	Henderson Land Development Co Ltd	199,000	1,088

See accompanying notes

147

     Schedule of Investments Global Diversified Income Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Real Estate (continued)			REITS (continued)
Hongkong Land Holdings Ltd	524,000	$ 2,754	Rayonier Inc	13,071	$ 545
KWG Property Holding Ltd	1,459,000	629	RioCan Real Estate Investment Trust	56,500	1,434
Midland Holdings Ltd	984,000	483	Simon Property Group Inc	80,147	10,294
Mitsubishi Estate Co Ltd	92,000	1,558	Societe de la Tour Eiffel	13,000	783
Mitsui Fudosan Co Ltd	72,000	1,197	Stockland	535,000	1,767
New World Development Co Ltd	1,755,000	1,849	Sun Communities Inc	55,300	2,106
New World Development Co Ltd - Rights	877,500	283	Suntec Real Estate Investment Trust	955,000	938
(a),(c),(d)			Tishman Speyer Office Fund (a)	1,625,724	961
Poly Hong Kong Investments Ltd	2,147,000	1,077	Two Harbors Investment Corp	82,725	774
Sponda OYJ	185,641	806	Unibail-Rodamco SE	25,020	4,974
Sun Hung Kai Properties Ltd	438,000	6,031	United Urban Investment Corp	3,846	4,337
Supalai PCL (d)	1,500,000	604	Ventas Inc	36,000	2,002
Wheelock & Co Ltd	309,000	908	Vornado Realty Trust	51,642	4,276
		$ 32,682	Wereldhave NV	12,000	939
			Westfield Group	851,578	6,856
REITS - 5.32%			Westfield Retail Trust	400,000	1,066
American Assets Trust Inc	31,000	628			$ 143,479
Annaly Capital Management Inc	204,730	3,450
Apartment Investment & Management Co	93,500	2,307	Retail - 0.14%
Ashford Hospitality Trust Inc	220,800	1,965	Foot Locker Inc	32,102	702
Astro Japan Property Group	848,922	1,919	Intime Department Store Group Co Ltd	636,000	913
AvalonBay Communities Inc	27,800	3,717	Kingfisher PLC	222,341	921
Boardwalk Real Estate Investment Trust	24,500	1,197	Macy's Inc	43,694	1,334
Boston Properties Inc	31,477	3,116			$ 3,870
Brandywine Realty Trust	138,000	1,257
BRE Properties Inc	43,467	2,179	Savings & Loans - 0.05%
Cambridge Industrial Trust	3,098,875	1,140	First Niagara Financial Group Inc	75,758	696
Canadian Real Estate Investment Trust	41,800	1,488	Provident Financial Services Inc	58,124	753
CapLease Inc	261,500	1,022			$ 1,449
Champion REIT	4,698,000	1,938	Semiconductors - 0.18%
Charter Hall Office REIT	250,000	887	Applied Materials Inc	113,680	1,400
Charter Hall Retail REIT	150,000	515	Intel Corp	84,623	2,077
Colonial Properties Trust	96,400	1,955	Micron Technology Inc (a)	116,738	652
Cominar Real Estate Investment Trust	46,500	1,053	Taiwan Semiconductor Manufacturing Co Ltd	315,000	768
Corio NV	13,000	661			$ 4,897
CYS Investments Inc	244,383	3,099
DCT Industrial Trust Inc	293,000	1,453	Software - 0.05%
Digital Realty Trust Inc	10,000	623	Microsoft Corp	46,377	1,235
Dundee Real Estate Investment Trust	57,100	1,890
Entertainment Properties Trust	81,366	3,645	Storage & Warehousing - 0.02%
Equity One Inc	138,915	2,382	Safestore Holdings PLC	265,258	441
Equity Residential	89,694	5,264
Essex Property Trust Inc	17,235	2,460
Eurocommercial Properties NV	46,326	1,976	Telecommunications - 1.41%
Fortune Real Estate Investment Trust	1,317,000	611	Advanced Info Service PCL (d)	193,500	816
Frasers Commercial Trust	2,100,000	1,316	AT&T Inc	242,960	7,121
Gecina SA	8,038	795	BCE Inc	100,000	3,961
Glimcher Realty Trust	319,300	2,925	BT Group PLC	251,955	760
Great Portland Estates PLC	192,948	1,153	CenturyLink Inc	70,000	2,468
Hammerson PLC	333,000	2,176	China Mobile Ltd	184,500	1,754
HCP Inc	47,678	1,900	Chunghwa Telecom Co Ltd	368,000	1,231
Hersha Hospitality Trust	340,444	1,501	Cleveland Unlimited Inc - Warrants (a),(d)	2,756	175
Highwoods Properties Inc	61,600	1,908	France Telecom SA	50,620	910
Hospitality Properties Trust	70,000	1,682	HTC Corp	37,000	831
ICADE	29,300	2,622	Hutchison Telecommunications Hong Kong	1,270,000	452
Japan Retail Fund Investment Corp	1,620	2,508	Holdings Ltd
Land Securities Group PLC	262,293	2,871	NTT DoCoMo Inc	409	726
Liberty Property Trust	61,200	1,958	Telecom Corp of New Zealand Ltd ADR	200,000	2,048
Link REIT/The	220,000	756	Telefonica Brasil SA ADR	54,500	1,582
Lippo Malls Indonesia Retail Trust	50,000	21	Telstra Corp Ltd	318,212	1,033
LTC Properties Inc	52,800	1,497	Verizon Communications Inc	65,643	2,427
Mirvac Group	1,225,000	1,604	Vodacom Group Ltd	78,327	884
Mori Trust Sogo Reit Inc	140	1,233	Vodafone Group PLC ADR	100,000	2,784
Nippon Building Fund Inc	56	541	Vodafone Group PLC	865,632	2,404
Northern Property Real Estate Investment	69,000	1,994	Windstream Corp	300,000	3,651
Trust					$ 38,018
Pennsylvania Real Estate Investment Trust	130,000	1,334	Transportation - 0.03%
Primary Health Properties PLC	187,000	936	Union Pacific Corp	8,000	797
ProLogis Inc	70,794	2,107
Public Storage Inc	31,900	4,117
Ramco-Gershenson Properties Trust	225,397	2,175

See accompanying notes

148

     Schedule of Investments Global Diversified Income Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	PREFERRED STOCKS (continued)	Shares Held	Value (000's)

Water - 0.13%			Diversified Financial Services (continued)
American Water Works Co Inc	65,000	$ 1,985	MBNA Capital D	2,816	$ 70
Cia de Saneamento Basico do Estado de Sao	28,466	1,544	Merrill Lynch Capital Trust II	33,600	730
Paulo ADR			Morgan Stanley Capital Trust III	31,100	681
		$ 3,529	Morgan Stanley Capital Trust IV	24,891	549
TOTAL COMMON STOCKS		$ 682,767	Morgan Stanley Capital Trust VII	12,879	299
CONVERTIBLE PREFERRED STOCKS -			Morgan Stanley Capital Trust VIII	2,800	65
0.40%	Shares Held	Value (000's)	National City Capital Trust IV	26,800	690
			PreferredPlus TR-CCR1 6.00%; Series GSG1	3,000	71
Banks - 0.12%			PreferredPlus TR-CCR1 8.05%; Series CCR1	5,200	123
Bank of America Corp	800	685			$ 22,704
Wells Fargo & Co	2,310	2,440
		$ 3,125	Electric - 0.05%
			Entergy Arkansas Inc	3,202	85
Diversified Financial Services - 0.08%			Entergy Louisiana LLC	11,790	318
Goodman PLUS Trust	25,100	2,171	Entergy Texas Inc	6,400	188
			PPL Capital Funding Inc	2,508	67
Investment Companies - 0.09%			SCANA Corp	21,940	622
Australand Assets Trust	25,600	2,478			$ 1,280
			Insurance - 1.93%
REITS - 0.11%			AAG Holding Co Inc 7.25%	15,594	390
Digital Realty Trust Inc	81,000	3,058	AAG Holding Co Inc 7.50%	80,943	2,041
			Aegon NV 6.375%	330,561	7,057
TOTAL CONVERTIBLE PREFERRED STOCKS		$ 10,832	Aegon NV 6.50%	16,500	351
PREFERRED STOCKS - 9.58%	Shares Held	Value (000's)	Aegon NV 6.875%	3,600	79
			Allianz SE	502,177	13,151
Banks - 2.83%			American Financial Group Inc/OH 7.00%	40,276	1,055
ABN AMRO North America Capital Funding	1,010	541	Arch Capital Group Ltd 7.88%	33,537	851
Trust I (b)			Arch Capital Group Ltd 8.00%	14,328	365
Bank of America Corp 6.63%; Series I	180,750	3,982	Axis Capital Holdings Ltd 7.50%	90,175	8,927
Bank of America Corp 8.63%; Series MER	63,200	1,562	Berkley W R Capital Trust	10,551	264
Barclays Bank PLC 7.75%	68,100	1,621	Delphi Financial Group Inc 7.38%	57,384	1,327
Barclays Bank PLC 8.13%	252,100	6,217	Everest Re Capital Trust II	32,874	810
BB&T Capital Trust VII	51,338	1,317	ING Groep NV 6.13%	146,000	2,587
CoBank ACB 11.00%; Series C (b)	10,000	538	ING Groep NV 7.05%	122,664	2,464
CoBank ACB 11.00%; Series D	8,400	461	ING Groep NV 7.20%	67,242	1,393
CoBank ACB 7.00% (b)	321,500	14,970	ING Groep NV 7.38%	13,815	286
Countrywide Financial Corp	22,600	494	ING Groep NV 8.50%	90,700	2,154
Deutsche Bank Contingent Capital Trust II	40,779	889	PartnerRe Ltd 6.75%	9,557	239
Deutsche Bank Contingent Capital Trust III	117,535	2,823	PartnerRe Ltd 7.25%	149,783	3,857
Deutsche Bank Contingent Capital Trust V	39,400	976	PLC Capital Trust III	55,396	1,402
Fifth Third Capital Trust V	74,600	1,888	PLC Capital Trust IV	1,937	49
Fifth Third Capital Trust VI	15,344	388	PLC Capital Trust V	3,466	84
HSBC Holdings PLC 6.20%	18,185	440	Protective Life Corp	3,620	91
HSBC Holdings PLC 8.00%	900,946	24,100	RenaissanceRe Holdings Ltd - Series C	14,600	355
KeyCorp Capital X	222,430	5,648	RenaissanceRe Holdings Ltd - Series D	23,422	581
M&T Capital Trust IV	9,200	238			$ 52,210
Royal Bank of Scotland Group PLC 5.75%;	383,508	6,025
Series L			Media - 0.08%
Santander Finance Preferred SA Unipersonal	10,000	268	CBS Corp 6.75%	32,100	810
SunTrust Capital IX	5,300	134	Comcast Corp 7.00%; Series B	39,000	990
VNB Capital Trust I	36,508	946	Viacom Inc	16,100	411
		$ 76,466			$ 2,211

Beverages - 0.05%			Oil & Gas - 0.00%
Cia de Bebidas das Americas	37,700	1,260	Nexen Inc	3,743	95

Diversified Financial Services - 0.84%			REITS - 2.43%
Ameriprise Financial Inc	48,300	1,350	CommonWealth REIT 7.50%	117,793	2,500
Citigroup Capital VII	8,591	213	CommonWealth REIT - Series C	42,589	1,042
Citigroup Capital VIII	24,564	586	CommonWealth REIT - Series E	324,169	7,890
Citigroup Capital XI	387,300	8,738	DDR Corp - Series H	16,600	388
Citigroup Capital XII	137,225	3,513	DDR Corp - Series I	4,000	96
Citigroup Capital XIII	107,900	2,906	Digital Realty Trust Inc	82,100	2,061
Citigroup Capital XIV	3,711	89	Duke Realty Corp 6.60%	106,620	2,590
Citigroup Capital XV	5,005	114	Duke Realty Corp 6.63%	3,115	76
Citigroup Capital XVI	50,089	1,114	Duke Realty Corp 6.95%	6,220	157
Corporate-Backed Trust Certificates 6.00%;	5,530	119	Duke Realty Corp 8.38%	7,000	179
Series GS			Equity Residential	20,702	1,319
Credit Suisse AG/Guernsey	19,924	522	Harris Preferred Capital Corp	15,600	397
JP Morgan Chase Capital XXIX	6,420	162	Kimco Realty Corp 6.65%	4,881	124
			Kimco Realty Corp 6.90%	221,110	5,853

See accompanying notes

149

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

PREFERRED STOCKS (continued)	Shares Held	Value (000's)		Principal

REITS (continued)			BONDS (continued)	Amount (000's)	Value (000's)
Kimco Realty Corp 7.75%	196,966	$ 5,050	Airlines (continued)
ProLogis Inc - Series O	98,179	2,451	Global Aviation Holdings Inc
ProLogis Inc - Series Q	71,100	4,082	14.00%, 08/15/2013	$ 6,680	$ 5,210
ProLogis Inc - Series S	6,000	139			$ 17,118
PS Business Parks Inc - Series H	6,334	159
PS Business Parks Inc - Series I	9,844	245	Automobile Parts & Equipment - 0.68%
PS Business Parks Inc - Series M	115,833	2,929	Exide Technologies
PS Business Parks Inc - Series O	9,978	252	8.63%, 02/01/2018	10,000	10,000
PS Business Parks Inc - Series P	115,625	2,879	Stanadyne Corp
PS Business Parks Inc - Series R	158,071	3,993	10.00%, 08/15/2014	4,475	4,251
Public Storage Inc 6.45%; Series F	16,900	426	Stanadyne Holdings Inc
			12.00%, 02/15/2015(f)	4,245	4,054
Public Storage Inc 6.60%; Series C	21,400	541
Public Storage Inc 6.88%	6,431	178			$ 18,305
Public Storage Inc 6.95%; Series H	8,575	216	Banks - 6.23%
Regency Centers Corp 7.25%	58,020	1,452	Abbey National Capital Trust I
Suntrust Real Estate Investment Corp (b),(d)	30	3,112	8.96%, 12/31/2049	2,300	2,185
Vornado Realty LP	163,022	4,362	ABN Amro North American Holding Preferred
Vornado Realty Trust - Series E	3,300	83	Capital Repackage Trust I
Vornado Realty Trust - Series F	32,511	829	6.52%, 12/29/2049(b),(f)	4,630	3,611
Vornado Realty Trust - Series H	63,400	1,568	Akbank TAS
Vornado Realty Trust - Series J	218,640	5,676	6.50%, 03/09/2018(b)	615	624
Weingarten Realty Investors 6.50%	6,000	151	Alfa Bank OJSC Via Alfa Bond Issuance
Weingarten Realty Investors 6.75%	1,600	41	PLC
		$ 65,486	7.75%, 04/28/2021(b)	1,560	1,507
Sovereign - 0.36%			7.88%, 09/25/2017	965	960
Farm Credit Bank/Texas	8,500	9,616	Banco Bradesco SA/Cayman Islands
			4.10%, 03/23/2015	1,500	1,537
			Banco de Credito del Peru/Panama
Telecommunications - 1.01%			4.75%, 03/16/2016(b)	310	309
Centaur Funding Corp (a),(b)	5,000	2,825	5.38%, 09/16/2020(b)	325	318
Qwest Corp 7.38%	191,571	4,933	Banco do Brasil SA/Cayman
Qwest Corp 7.50% (a)	221,900	5,645	4.50%, 01/22/2015	1,230	1,274
Telephone & Data Systems Inc 6.88%	59,903	1,528	5.38%, 01/15/2021(b)	745	750
Telephone & Data Systems Inc 7.00%	482,968	12,267	5.38%, 01/15/2021	400	403
		$ 27,198	BanColombia SA
TOTAL PREFERRED STOCKS		$ 258,526	5.95%, 06/03/2021(b)	500	510
	Principal		5.95%, 06/03/2021	535	546
BONDS - 59.18%	Amount (000's)	Value (000's)	BankAmerica Capital II
			8.00%, 12/15/2026	965	878
Advertising - 0.41%			BankAmerica Institutional Capital A
inVentiv Health Inc			8.07%, 12/31/2026(b)	1,871	1,703
10.00%, 08/15/2018(b)	$ 3,845	$ 3,691
			BankAmerica Institutional Capital B
MDC Partners Inc			7.70%, 12/31/2026(b)	2,700	2,349
11.00%, 11/01/2016(b)	4,550	4,880
			Barclays Bank PLC
11.00%, 11/01/2016	2,365	2,560	6.28%, 12/31/2049	300	228
		$ 11,131	6.86%, 09/29/2049(b),(f)	3,230	2,568
Aerospace & Defense - 0.56%			7.43%, 12/31/2049(b),(f)	7,750	7,246
Kratos Defense & Security Solutions Inc			BB&T Capital Trust II
10.00%, 06/01/2017	10,095	10,448	6.75%, 06/07/2036	1,940	1,940
Sequa Corp			BBVA Bancomer SA/Texas
13.50%, 12/01/2015(b),(e)	500	534	4.50%, 03/10/2016(b)	729	727
11.75%, 12/01/2015(b)	4,000	4,230	BBVA International Preferred SAU
		$ 15,212	5.92%, 12/30/2049(f)	7,500	5,422
			BPCE SA
Agriculture - 0.03%			12.50%, 08/29/2049(b),(c)	4,850	4,507
Vector Group Ltd			BTA Bank JSC
11.00%, 08/15/2015	750	773	10.75%, 07/01/2018(f)	3,557	1,974
			Capital One Capital V
Airlines - 0.63%			10.25%, 08/15/2039	1,000	1,035
American Airlines 2011-2 Class A Pass			Capital One Capital VI
Through Trust			8.88%, 05/15/2040	6,140	6,353
8.63%, 10/15/2021(d)	4,500	4,500	CIT Group Inc
Continental Airlines 2007-1 Class C Pass			7.00%, 05/01/2017	3,250	3,250
Through Trust			Claudius Ltd for Credit Suisse
7.34%, 04/19/2014	2,680	2,595	7.88%, 06/29/2049	16,960	16,918
Delta Air Lines 2011-1 Class B Pass Through			8.25%, 06/29/2049	1,000	1,033
Trust			Credit Agricole SA
			8.38%, 12/13/2049(b),(f)	3,000	2,640
7.13%, 10/15/2014	5,000	4,813
			Credit Suisse Group Guernsey I Ltd
			7.88%, 02/24/2041(f)	4,000	3,900

See accompanying notes

150

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Banks (continued)			Banks (continued)
Deutsche Bank Capital Funding Trust VII			Vnesheconombank Via VEB Finance PLC
5.63%, 01/29/2049(b),(f)	$ 3,639	$ 2,766	(continued)
Development Bank of Kazakhstan JSC			6.90%, 07/09/2020(b)	$ 1,158	$ 1,251
5.50%, 12/20/2015	430	447	VTB Bank OJSC Via VTB Capital SA
Dresdner Funding Trust I			6.25%, 06/30/2035	336	342
8.15%, 06/30/2031(b)	12,900	10,062	6.25%, 07/02/2035(b)	500	512
FCB/NC Capital Trust I			6.55%, 10/13/2020	715	702
8.05%, 03/01/2028	1,000	1,020	6.88%, 05/29/2018	1,795	1,868
First Empire Capital Trust II					$ 168,160
8.28%, 06/01/2027	5,300	5,353
First Hawaiian Capital I			Beverages - 0.22%
8.34%, 07/01/2027	1,000	940	Beverages & More Inc
			9.63%, 10/01/2014(b)	6,000	6,060
Fleet Capital Trust II
7.92%, 12/11/2026	1,500	1,305
Halyk Savings Bank of Kazakhstan JSC			Building Materials - 0.51%
7.25%, 05/03/2017	1,020	1,001	Building Materials Corp of America
HBOS Capital Funding No2 LP			6.75%, 05/01/2021(b)	2,350	2,438
6.07%, 06/29/2049(b),(f)	4,050	2,835	Cemex SAB de CV
HSBC USA Capital Trust I			9.00%, 01/11/2018(b)	12,280	10,254
7.81%, 12/15/2026(b)	300	300	Interline Brands Inc
ICICI Bank Ltd			7.00%, 11/15/2018	1,000	1,020
5.50%, 03/25/2015	1,220	1,254			$ 13,712
5.75%, 11/16/2020(b)	605	598
ICICI Bank Ltd/Bahrain			Chemicals - 0.15%
6.63%, 10/03/2012	830	856	Braskem America Finance Co
			7.13%, 07/22/2041(b)	420	413
Itau Unibanco Holding SA/Cayman Island
6.20%, 12/21/2021(b)	1,200	1,224	Braskem Finance Ltd
JP Morgan Chase & Co			5.75%, 04/15/2021(b)	700	700
7.90%, 04/29/2049 (f)	600	646	7.00%, 05/07/2020(b)	500	540
KeyCorp Capital III			Nexeo Solutions LLC / Nexeo Solutions
7.75%, 07/15/2029	395	411	Finance Corp
			8.38%, 03/01/2018(b)	2,290	2,290
Korea Development Bank
3.88%, 05/04/2017(g)	1,885	1,883			$ 3,943
LBG Capital No.1 PLC			Coal - 0.23%
7.88%, 11/01/2020(b)	7,400	6,364
(b),(f)			Berau Capital Resources Pte Ltd
8.00%, 12/29/2049	7,295	5,982	12.50%, 07/08/2015(b)	440	484
National Australia Bank/New York			Bumi Investment Pte Ltd
8.00%, 09/29/2049	800	842	10.75%, 10/06/2017	1,065	1,102
Natixis			10.75%, 10/06/2017(b)	3,405	3,524
9.00%, 04/29/2049	3,312	2,854	Consol Energy Inc
10.00%, 04/29/2049(b),(f)	2,648	2,392
			8.25%, 04/01/2020	1,000	1,095
NB Capital Trust II					$ 6,205
7.83%, 12/15/2026	1,150	1,029
NB Capital Trust IV			Commercial Services - 2.03%
8.25%, 04/15/2027	2,495	2,320	Bankrate Inc/Old
PNC Preferred Funding Trust I			11.75%, 07/15/2015	1,288	1,452
6.52%, 12/31/2049(b),(f)	2,000	1,525	Catalent Pharma Solutions Inc
Royal Bank of Scotland Group PLC			9.50%, 04/15/2015	8,553	8,510
7.65%, 08/29/2049(f)	3,700	2,599	DynCorp International Inc
Russian Agricultural Bank OJSC Via RSHB			10.38%, 07/01/2017	11,233	10,250
Capital SA			Emergency Medical Services Corp
6.00%, 06/03/2021(b)	1,300	1,258	8.13%, 06/01/2019(b)	9,479	9,479
6.30%, 05/15/2017	2,105	2,197	Knowledge Learning Corp
Santander Finance Preferred SA Unipersonal			7.75%, 02/01/2015(b)	8,175	7,848
10.50%, 12/31/2049(f)	4,200	4,355	Laureate Education Inc
Sberbank of Russia Via SB Capital SA			10.00%, 08/15/2015(b),(f)	2,800	2,814
5.72%, 06/16/2021	1,365	1,338	NCO Group Inc
Societe Generale SA			11.88%, 11/15/2014	9,165	8,569
1.13%, 12/29/2049(b),(f)	1,000	548	Rural Metro Corp
5.92%, 04/29/2049(b),(f)	4,000	2,734	10.13%, 07/15/2019(b)	3,485	3,416
8.75%, 10/29/2049	11,770	10,122	Seminole Indian Tribe of Florida
Standard Chartered PLC			7.75%, 10/01/2017(b)	2,350	2,444
7.01%, 07/29/2049(b)	100	90			$ 54,782
State Bank of India/London
4.50%, 10/23/2014	610	618	Computers - 1.18%
Susquehanna Capital II			Compucom Systems Inc
			12.50%, 10/01/2015(b)	9,900	9,999
11.00%, 03/23/2040	750	773

Vnesheconombank Via VEB Finance PLC			iGate Corp
6.80%, 11/22/2025	1,375	1,439	9.00%, 05/01/2016(b)	10,990	10,935

See accompanying notes

151

     Schedule of Investments Global Diversified Income Fund October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Computers (continued)			Diversified Financial Services (continued)
Stratus Technologies Bermuda Ltd / Stratus			Power Sector Assets & Liabilities
Technologies Inc			Management Corp
12.00%, 03/29/2015	$ 9,610	$ 8,601	7.25%, 05/27/2019	$ 304	$ 361
Stream Global Services Inc			7.39%, 12/02/2024(b)	327	391
11.25%, 10/01/2014	2,208	2,285	QBE Capital Funding II LP
		$ 31,820	6.80%, 06/29/2049(b),(f)	3,900	3,528
			QBE Capital Funding III Ltd
Consumer Products - 0.92%			7.25%, 05/24/2041(b),(f)	10,500	9,859
American Achievement Corp			QHP Royalty Sub LLC
10.88%, 04/15/2016(b)	10,915	9,059
			10.25%, 03/15/2015(b),(c)	768	781
Armored Autogroup Inc			Softbrands Inc / Atlantis Merger Sub Inc
9.25%, 11/01/2018(b)	1,250	1,113
			11.50%, 07/15/2018(b)	2,720	2,611
Prestige Brands Inc			Swiss Re Capital I LP
8.25%, 04/01/2018	1,500	1,530	6.85%, 05/29/2049(b),(f)	13,100	11,813
Scotts Miracle-Gro Co/The			ZFS Finance USA Trust II
6.63%, 12/15/2020(b)	2,000	2,065
			6.45%, 12/15/2065(b),(f)	8,900	8,544
Spectrum Brands Holdings Inc					$ 114,686
9.50%, 06/15/2018	3,000	3,330
YCC Holdings LLC / Yankee Finance Inc			Electric - 0.81%
10.25%, 02/15/2016(e)	8,375	7,705	AES Corp/The
		$ 24,802	7.38%, 07/01/2021(b)	4,650	4,975
			Centrais Eletricas Brasileiras SA
Distribution & Wholesale - 0.48%			5.75%, 10/27/2021(b)	1,400	1,449
Baker & Taylor Inc			Comision Federal de Electricidad
11.50%, 07/01/2013(b)	5,375	4,246
			4.88%, 05/26/2021(b)	435	444
Intcomex Inc			4.88%, 05/26/2021	200	204
13.25%, 12/15/2014	8,785	8,544	Dominion Resources Inc/VA
VWR Funding Inc			2.67%, 09/30/2066(f)	5,500	4,658
10.25%, 07/15/2015(e)	264	276
			7.50%, 06/30/2066	700	735
		$ 13,066	Integrys Energy Group Inc
Diversified Financial Services - 4.25%			6.11%, 12/01/2066(f)	6,400	6,112
Ageas Hybrid Financing SA			NextEra Energy Capital Holdings Inc
8.25%, 02/28/2049	8,064	6,088	7.30%, 09/01/2067(f)	200	206
Capital One Capital III			PPL Capital Funding Inc
7.69%, 08/15/2036	3,050	3,027	6.70%, 03/30/2067(f)	3,050	2,943
Credit Acceptance Corp					$ 21,726
9.13%, 02/01/2017(b)	4,850	5,020
			Electrical Components & Equipment - 0.17%
E*Trade Financial Corp			Coleman Cable Inc
7.88%, 12/01/2015	2,800	2,846	9.00%, 02/15/2018	4,720	4,673
Financiera Independencia SAB de CV
10.00%, 03/30/2015(b)	1,098	1,065
Fuerstenberg Capital International S.A.R.L &			Electronics - 0.04%
Cie SECS			Stoneridge Inc
10.25%, 10/29/2049(f)	4,000	2,930	9.50%, 10/15/2017(b)	1,105	1,138
Glen Meadow Pass-Through Trust
6.51%, 02/12/2067(b),(f)	11,300	8,475
			Energy - Alternate Sources - 0.02%
GT 2005 BONDS BV			Kazatomprom Natsionalnaya Atomnaya
6.00%, 07/21/2014(f)	827	732
			Kompaniya AO
Icahn Enterprises LP / Icahn Enterprises			6.25%, 05/20/2015	550	577
Finance Corp
7.75%, 01/15/2016	8,930	9,153
Macquarie PMI LLC			Engineering & Construction - 0.47%
8.38%, 12/02/2049	3,350	3,292	Alion Science and Technology Corp
Majapahit Holding BV			12.00%, 11/01/2014	9,000	7,740
7.75%, 01/20/2020(b)	1,730	2,000	10.25%, 02/01/2015	5,310	3,279
7.88%, 06/29/2037	100	117	Empresas ICA SAB de CV
Man Group PLC			8.90%, 02/04/2021(b)	691	636
5.00%, 08/09/2017	1,850	1,552	Odebrecht Finance Ltd
11.00%, 05/29/2049	3,857	3,809	6.00%, 04/05/2023(b)	1,100	1,104
MBNA Capital A					$ 12,759
8.28%, 12/01/2026	2,175	2,001
Nuveen Investments Inc			Entertainment - 1.92%
			Chukchansi Economic Development
10.50%, 11/15/2015	10,250	10,250	Authority
Old Mutual Capital Funding LP			3.92%, 11/15/2012(b),(f)	4,020	2,583
8.00%, 05/29/2049	12,730	12,284	Diamond Resorts Corp
Pinnacle Foods Finance LLC / Pinnacle Foods			12.00%, 08/15/2018	9,650	9,119
Finance Corp
			Lions Gate Entertainment Inc
8.25%, 09/01/2017	2,125	2,157	10.25%, 11/01/2016(b)	10,995	11,077

See accompanying notes

152

     Schedule of Investments Global Diversified Income Fund October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Entertainment (continued)			Holding Companies - Diversified - 0.12%
NAI Entertainment Holdings LLC			Susser Holdings LLC / Susser Finance Corp
8.25%, 12/15/2017(b)	$ 3,700	$ 3,894	8.50%, 05/15/2016	$ 2,410	$ 2,512
Regal Entertainment Group			Votorantim Cimentos SA
9.13%, 08/15/2018	1,010	1,081	7.25%, 04/05/2041(b)	375	369
River Rock Entertainment Authority/The			Voto-Votorantim Ltd
9.75%, 11/01/2011	8,725	5,017	6.75%, 04/05/2021	385	405
Snoqualmie Entertainment Authority					$ 3,286
4.18%, 02/01/2014(b),(f)	7,805	6,790
9.13%, 02/01/2015(b)	5,085	4,831	Housewares - 0.23%
Speedway Motorsports Inc			American Standard Americas
			10.75%, 01/15/2016(b)	8,210	6,075
6.75%, 02/01/2019	1,100	1,081
Vail Resorts Inc
6.50%, 05/01/2019(b)	1,000	998	Insurance - 4.81%
WMG Acquisition Corp			Aegon NV
11.50%, 10/01/2018(b)	5,425	5,411	2.40%, 07/29/2049(f)	3,900	1,989
		$ 51,882	Allstate Corp/The
			6.13%, 05/15/2037(f)	1,970	1,817
Environmental Control - 0.21%			AXA SA
Darling International Inc			6.38%, 12/29/2049(b),(f)	6,500	4,859
8.50%, 12/15/2018	2,000	2,245
WCA Waste Corp			Catlin Insurance Co Ltd (b)
7.50%, 06/15/2019(b)	3,470	3,366	7.25%, 12/31/2049	18,535	16,496
			CNO Financial Group Inc
		$ 5,611	9.00%, 01/15/2018(b)	2,585	2,721
Food - 1.09%			Dai-ichi Life Insurance Co Ltd/The
BI-LO LLC / BI-LO Finance Corp			7.25%, 12/31/2049(b)	3,500	3,576
9.25%, 02/15/2019(b)	10,225	10,123	Everest Reinsurance Holdings Inc
Bumble Bee Acquisition Corp			6.60%, 05/15/2037(f)	3,100	2,790
9.00%, 12/15/2017(b)	2,170	2,175	ING Capital Funding Trust III
Bumble Bee Holdco SCA			3.97%, 12/31/2049(f)	1,500	1,271
9.63%, 03/15/2018(b),(e)	10,920	9,282	ING Groep NV
JBS Finance II Ltd			5.78%, 12/08/2049	3,000	2,377
8.25%, 01/29/2018(b)	550	509	Ironshore Holdings US Inc
US Foodservice			8.50%, 05/15/2020(b)	6,170	6,592
8.50%, 06/30/2019(b)	7,510	7,266	Liberty Mutual Group Inc
		$ 29,355	7.00%, 03/15/2037(b),(f)	300	261
			7.80%, 03/15/2037(b)	7,301	6,644
Forest Products & Paper - 0.15%			10.75%, 06/15/2058(b),(f)	4,650	5,650
Bio Pappel SAB de CV			Liberty Mutual Insurance Co
7.00%, 08/27/2016(f)	862	664	7.70%, 10/15/2097(b)	3,810	3,674
Clearwater Paper Corp			Lincoln National Corp
7.13%, 11/01/2018	1,100	1,147	7.00%, 05/17/2066(f)	4,700	4,418
Fibria Overseas Finance Ltd			MetLife Capital Trust X
6.75%, 03/03/2021(b)	375	371	9.25%, 04/08/2038(b)	3,600	4,212
7.50%, 05/04/2020	800	815	Nationwide Financial Services Inc
Verso Paper Holdings LLC / Verso Paper Inc			6.75%, 05/15/2037	14,580	12,644
8.75%, 02/01/2019	1,500	1,080	Progressive Corp/The
		$ 4,077	6.70%, 06/15/2037	300	298
Hand & Machine Tools - 0.17%			Prudential Financial Inc
			8.88%, 06/15/2038(f)	4,805	5,430
Thermadyne Holdings Corp
9.00%, 12/15/2017	4,685	4,708	Prudential PLC
			6.50%, 06/29/2049	1,500	1,369
			7.75%, 12/16/2049	12,800	12,608
Healthcare - Products - 0.16%			11.75%, 12/29/2049(f)	4,500	5,004
Biomet Inc			Reinsurance Group of America Inc
11.63%, 10/15/2017	2,400	2,616	6.75%, 12/15/2065(f)	1,700	1,475
DJO Finance LLC / DJO Finance Corp			USI Holdings Corp
9.75%, 10/15/2017	2,110	1,735	4.16%, 11/15/2014(b),(c),(f)	500	450
		$ 4,351	9.75%, 05/15/2015(b)	13,297	12,665
Healthcare - Services - 0.69%			White Mountains Re Group Ltd
			7.51%, 05/29/2049(b),(f)	2,900	2,696
Apria Healthcare Group Inc
			XL Group PLC
12.38%, 11/01/2014	7,850	7,143	6.50%, 12/31/2049(f)	7,045	5,918
OnCure Holdings Inc
11.75%, 05/15/2017	9,200	8,004			$ 129,904
Symbion Inc			Internet - 0.41%
11.00%, 08/23/2015	3,420	3,349	GXS Worldwide Inc
		$ 18,496	9.75%, 06/15/2015	10,318	9,596
			Open Solutions Inc
			9.75%, 02/01/2015(b)	2,250	1,507
					$ 11,103

See accompanying notes

153

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Investment Companies - 0.72%			Media (continued)
American Capital Ltd			Houghton Mifflin Harcourt Publishers Inc /
7.96%, 12/31/2013(b),(f)	$ 6,231	$ 6,188	Houghton Mifflin Harcourt Publishing
IPIC GMTN Ltd			10.50%, 06/01/2019(b)	$ 6,200	$ 4,588
5.50%, 03/01/2022(b),(g)	2,630	2,613	Kabel BW Erste Beteiligungs GmbH / Kabel
Offshore Group Investments Ltd			Baden-Wurttemberg GmbH & Co KG
11.50%, 08/01/2015(b)	1,990	2,169	7.50%, 03/15/2019(b)	4,460	4,638
11.50%, 08/01/2015	7,650	8,339			$ 21,991

		$ 19,309	Metal Fabrication & Hardware - 0.14%
Iron & Steel - 0.63%			Atkore International Inc
APERAM			9.88%, 01/01/2018(b)	3,800	3,810
7.38%, 04/01/2016(b)	2,300	2,082
CSN Resources SA
6.50%, 07/21/2020(b)	1,455	1,560	Mining - 1.68%
Evraz Group SA			Aleris International Inc
9.50%, 04/24/2018	1,100	1,192	7.63%, 02/15/2018	3,225	3,104
			ALROSA Finance SA
Gerdau Holdings Inc			7.75%, 11/03/2020(b)	3,975	4,119
7.00%, 01/20/2020	680	726
Metinvest BV			AngloGold Ashanti Holdings PLC
8.75%, 02/14/2018(b)	660	627	5.38%, 04/15/2020	1,055	1,036
			Corp Nacional del Cobre de Chile
Standard Steel LLC / Standard Steel Finance			3.88%, 11/03/2021(b),(g)	1,230	1,225
Corp
12.00%, 05/01/2015(b)	9,525	10,812	Gold Fields Orogen Holding BVI Ltd
			4.88%, 10/07/2020(b)	1,640	1,527
		$ 16,999	Midwest Vanadium Pty Ltd
Leisure Products & Services - 0.39%			11.50%, 02/15/2018(b)	9,180	7,665
Easton-Bell Sports Inc			Mirabela Nickel Ltd
9.75%, 12/01/2016	1,910	2,046	8.75%, 04/15/2018(b)	5,370	4,779
Sabre Holdings Corp			Noranda Aluminum Acquisition Corp
8.35%, 03/15/2016(f)	6,250	5,156	4.42%, 05/15/2015(e),(f)	568	525
Travelport LLC			Novelis Inc/GA
9.88%, 09/01/2014	4,445	3,112	8.38%, 12/15/2017	3,060	3,305
11.88%, 09/01/2016	665	259	Quadra FNX Mining Ltd
		$ 10,573	7.75%, 06/15/2019(b)	6,950	6,742
			Southern Copper Corp
Lodging - 0.83%			6.75%, 04/16/2040	2,190	2,295
Caesars Entertainment Operating Co Inc			Vale Overseas Ltd
10.00%, 12/15/2018	9,100	6,859	4.63%, 09/15/2020	1,815	1,835
12.75%, 04/15/2018	1,000	880	5.63%, 09/15/2019	2,260	2,439
MGM Resorts International			6.25%, 01/11/2016	550	614
11.38%, 03/01/2018	3,750	4,078	6.88%, 11/21/2036	1,010	1,155
Seminole Hard Rock Entertainment Inc			6.88%, 11/10/2039	525	605
2.85%, 03/15/2014(b),(f)	1,300	1,213
			Vedanta Resources PLC
Sugarhouse HSP Gaming Prop Mezz LP /			9.50%, 07/18/2018	2,445	2,347
Sugarhouse HSP Gaming Finance Corp					$ 45,317
8.63%, 04/15/2016(b)	4,150	4,264
Wynn Las Vegas LLC / Wynn Las Vegas			Miscellaneous Manufacturing - 0.28%
Capital Corp			Griffon Corp
7.75%, 08/15/2020	4,600	5,060	7.13%, 04/01/2018	4,550	4,334
		$ 22,354	Polymer Group Inc
			7.75%, 02/01/2019(b)	1,030	1,069
Machinery - Diversified - 0.42%			RBS Global Inc / Rexnord LLC
CPM Holdings Inc			8.50%, 05/01/2018	2,050	2,101
10.63%, 09/01/2014(f)	6,960	7,412
					$ 7,504
Tempel Steel Co
12.00%, 08/15/2016(b)	4,075	3,851	Mortgage Backed Securities - 3.29%
		$ 11,263	Banc of America Large Loan Inc
			5.62%, 06/24/2049(b),(f)	1,000	973
Media - 0.82%			Banc of America Merrill Lynch Commercial
Bresnan Broadband Holdings LLC			Mortgage Inc
8.00%, 12/15/2018(b)	1,800	1,863
			4.99%, 07/10/2042	1,030	1,012
Cablevision Systems Corp			BCRR Trust
8.00%, 04/15/2020	2,100	2,215	5.86%, 12/15/2043(b)	2,000	1,870
CCO Holdings LLC / CCO Holdings Capital			Citigroup Commercial Mortgage Trust
Corp			5.32%, 12/17/2049(b)	746	700
7.00%, 01/15/2019	2,500	2,594	5.70%, 12/10/2049(f)	1,000	938
8.13%, 04/30/2020	2,000	2,165	6.07%, 12/10/2049(f)	300	323
DCP LLC / DCP Corp			Citigroup/Deutsche Bank Commercial
10.75%, 08/15/2015(b)	3,960	3,307
			Mortgage Trust
Grupo Televisa SAB			0.19%, 11/15/2044(b),(f)	63,823	346
6.63%, 03/18/2025	575	621	5.89%, 11/15/2044	2,493	2,715

See accompanying notes

154

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Commercial Mortgage Pass Through			Prudential Mortgage Capital Funding LLC
Certificates			7.87%, 05/10/2034(b),(f)	$ 572	$ 573
5.36%, 07/10/2037(f)	$ 1,500	$ 1,268	RBSCF Trust
Credit Suisse First Boston Mortgage Securities			4.67%, 04/15/2024(b),(f)	150	145
Corp			5.31%, 03/16/2012(b)	1,000	996
0.95%, 01/15/2037(b),(f)	48,630	929	5.80%, 09/17/2039(b),(f)	150	157
4.82%, 10/15/2039	1,500	1,433	Wachovia Bank Commercial Mortgage Trust
4.96%, 01/15/2037(b)	2,500	2,415	1.62%, 06/15/2035(b),(f)	22,386	510
5.10%, 08/15/2038	1,500	1,239	5.34%, 11/15/2048	3,348	3,166
5.23%, 12/15/2040	1,500	1,372	5.37%, 11/15/2048	5,700	3,707
Credit Suisse Mortgage Capital Certificates			5.38%, 12/15/2043(f)	3,000	2,331
0.09%, 09/15/2040(b),(f)	76,320	444	Wells Fargo Commercial Mortgage Trust
5.38%, 02/15/2040(b)	400	434	0.58%, 11/15/2043(b),(f)	13,678	517
5.42%, 02/15/2039(f)	2,955	2,540			$ 88,853
5.42%, 02/15/2039(f)	5,200	3,687
DBUBS Mortgage Trust			Office & Business Equipment - 0.23%
0.25%, 11/10/2046(b),(f)	136,884	2,604	CDW LLC / CDW Finance Corp
			8.00%, 12/15/2018(b)	6,000	6,180
1.44%, 07/10/2044(b),(f)	19,028	1,436
FHLMC Multifamily Structured Pass Through
Certificates			Oil & Gas - 3.42%
1.52%, 08/25/2020(f)	32,667	2,801	Berry Petroleum Co
2.29%, 01/25/2041(f)	15,805	2,187	6.75%, 11/01/2020	1,000	1,009
2.57%, 12/25/2043(f)	18,309	2,947	Bill Barrett Corp
2.79%, 01/25/2043(f)	8,000	1,384	7.63%, 10/01/2019	5,975	6,319
3.22%, 02/25/2042(f)	21,495	4,253	Chesapeake Oilfield Operating
3.61%, 06/25/2046(f)	4,400	925	LLC/Chesapeake Oilfield Finance Inc
4.60%, 11/25/2044	1,800	495	6.63%, 11/15/2019(b)	1,000	1,028
FREMF Mortgage Trust			Continental Resources Inc/OK
2.83%, 08/25/2044(d),(f),(g)	8,877	1,500	7.38%, 10/01/2020	1,500	1,627
Greenwich Capital Commercial Funding			Ecopetrol SA
Corp			7.63%, 07/23/2019	4,510	5,380
5.53%, 03/10/2039	4,000	1,860	Gazprom OAO Via Gaz Capital SA
5.87%, 12/10/2049(f)	2,000	1,687	6.51%, 03/07/2022	1,995	2,108
GS Mortgage Securities Corp II			7.29%, 08/16/2037(b)	3,670	3,954
5.37%, 05/17/2045(b)	400	413	9.25%, 04/23/2019(b)	2,205	2,732
JP Morgan Chase Commercial Mortgage			Indian Oil Corp Ltd
Securities Corp			4.75%, 01/22/2015	675	690
2.07%, 08/05/2032(b),(f)	12,876	1,640	KazMunayGas National Co
4.99%, 09/12/2037	200	173	6.38%, 04/09/2021(b)	2,355	2,508
5.31%, 01/15/2049	803	809	7.00%, 05/05/2020(b)	2,110	2,310
5.34%, 05/15/2047	1,000	951	11.75%, 01/23/2015	200	243
5.48%, 05/15/2045	3,000	2,449	Lukoil International Finance BV
5.52%, 05/15/2045(f)	1,350	1,000	6.13%, 11/09/2020	2,000	2,037
5.74%, 02/12/2049(f)	150	162	7.25%, 11/05/2019(b)	2,295	2,504
LB-UBS Commercial Mortgage Trust			Milagro Oil & Gas
0.19%, 09/15/2040(b),(f)	78,616	1,153	10.50%, 05/15/2016(b)	5,765	4,036
0.43%, 09/15/2037(b),(f)	47,185	321	NAK Naftogaz Ukraine
0.50%, 02/17/2040(f)	18,238	212	9.50%, 09/30/2014	800	792
5.00%, 01/15/2036	1,000	838	Novatek Finance Ltd
5.41%, 09/15/2039(f)	2,030	2,048	6.60%, 02/03/2021(b)	640	666
7.70%, 07/15/2032	84	85	OGX Petroleo e Gas Participacoes SA
Merrill Lynch Mortgage Trust			8.50%, 06/01/2018(b)	1,355	1,341
5.78%, 08/12/2016	2,500	2,431	Pemex Project Funding Master Trust
Merrill Lynch/Countrywide Commercial			6.63%, 06/15/2035	415	452
Mortgage Trust			Penn Virginia Corp
0.47%, 09/12/2049(f)	29,970	348	7.25%, 04/15/2019	1,500	1,455
5.42%, 08/12/2048	345	255	Pertamina Persero PT
5.48%, 07/12/2046(f)	2,000	1,539	5.25%, 05/23/2021	1,000	1,028
5.53%, 03/12/2051	3,850	2,998	Petrobras International Finance Co - Pifco
5.64%, 09/12/2049	250	264	5.38%, 01/27/2021	1,880	1,978
Morgan Stanley Capital I			5.75%, 01/20/2020	3,105	3,335
1.55%, 07/15/2049(b),(f)	45,197	3,033	6.88%, 01/20/2040	1,363	1,580
5.09%, 12/15/2041(b),(f)	1,750	1,735	7.88%, 03/15/2019	945	1,135
5.45%, 10/28/2033(b)	103	101	Petroleos de Venezuela SA
5.59%, 04/12/2049(f)	725	745	5.00%, 10/28/2015	1,368	927
Morgan Stanley Reremic Trust			5.25%, 04/12/2017	3,655	2,252
4.97%, 04/15/2040(b)	850	831	5.38%, 04/12/2027	3,320	1,648
10.24%, 12/17/2043(b),(f)	1,500	1,500	Petroleos Mexicanos
			5.50%, 01/21/2021	4,450	4,750

See accompanying notes

155

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Oil & Gas (continued)			Retail - 2.45%
Petroleos Mexicanos (continued)			Academy Ltd / Academy Finance Corp
6.50%, 06/02/2041	$ 700	$ 751	9.25%, 08/01/2019(b)	$ 3,150	$ 3,166
8.00%, 05/03/2019	1,247	1,556	AmeriGas Partners LP/AmeriGas Finance
Precision Drilling Corp			Corp
6.50%, 12/15/2021(b)	2,400	2,532	6.25%, 08/20/2019	1,000	990
Quicksilver Resources Inc			Burlington Coat Factory Warehouse Corp
7.13%, 04/01/2016	7,075	7,013	10.00%, 02/15/2019(b)	9,710	9,613
Reliance Holdings USA Inc			CKE Restaurants Inc
4.50%, 10/19/2020	1,200	1,163	11.38%, 07/15/2018	11,483	12,344
6.25%, 10/19/2040	1,500	1,490	CVS Caremark Corp
SandRidge Energy Inc			6.30%, 06/01/2037(f)	11,900	11,558
7.50%, 03/15/2021(b)	7,700	7,431	Liz Claiborne Inc
8.00%, 06/01/2018(b)	2,775	2,775	10.50%, 04/15/2019(b)	6,550	7,025
TNK-BP Finance SA			Pantry Inc/The
7.25%, 02/02/2020(b)	5,315	5,860	7.75%, 02/15/2014	10,800	10,773
		$ 92,395	Rite Aid Corp
			9.50%, 06/15/2017	11,650	10,601
Oil & Gas Services - 0.31%					$ 66,070
Exterran Holdings Inc
7.25%, 12/01/2018(b)	3,850	3,696	Savings & Loans - 0.07%
Frac Tech Services LLC / Frac Tech Finance			M&T Capital Trust III
Inc			9.25%, 02/01/2027	1,800	1,802
7.13%, 11/15/2018(b)	1,815	1,897
Thermon Industries Inc
9.50%, 05/01/2017	2,607	2,815	Semiconductors - 0.06%
			Freescale Semiconductor Inc
		$ 8,408	9.25%, 04/15/2018(b)	1,500	1,624
Packaging & Containers - 0.69%
Pregis Corp			Shipbuilding - 0.10%
12.38%, 10/15/2013	12,386	11,271	Huntington Ingalls Industries Inc
Pretium Packaging LLC / Pretium Finance			7.13%, 03/15/2021(b)	2,750	2,784
Inc
11.50%, 04/01/2016(b)	3,350	3,283
Sealed Air Corp			Software - 1.11%
8.13%, 09/15/2019(b)	2,300	2,496	Aspect Software Inc
8.38%, 09/15/2021(b)	1,525	1,651	10.63%, 05/15/2017	9,461	9,555
		$ 18,701	Audatex North America Inc
			6.75%, 06/15/2018(b)	3,650	3,705
Pharmaceuticals - 0.59%			Eagle Parent Inc
BioScrip Inc			8.63%, 05/01/2019(b)	7,075	6,615
10.25%, 10/01/2015	10,185	10,261	First Data Corp
Endo Pharmaceuticals Holdings Inc			8.88%, 08/15/2020(b)	500	530
7.00%, 07/15/2019(b)	1,500	1,620
7.00%, 12/15/2020(b)	1,850	1,980	10.55%, 09/24/2015	9,920	9,622
					$ 30,027
Giant Funding Corp
8.25%, 02/01/2018(b)	1,965	2,068	Sovereign - 5.78%
		$ 15,929	Argentina Bonos
			7.00%, 10/03/2015	4,865	4,342
Pipelines - 0.70%			Argentine Republic Government International
Crestwood Midstream Partners LP / Crestwood			Bond
Midstream Finance Corp			8.28%, 12/31/2033	3,412	2,678
7.75%, 04/01/2019(b)	6,225	6,100
			Banco Nacional de Desenvolvimento
Eagle Rock Energy Partners LP / Eagle Rock			Economico e Social
Energy Finance Corp			5.50%, 07/12/2020	980	1,051
8.38%, 06/01/2019(b)	6,850	6,884
			6.50%, 06/10/2019	435	498
Energy Transfer Equity LP			Brazilian Government International Bond
7.50%, 10/15/2020	2,675	2,889	4.88%, 01/22/2021	1,440	1,590
TransCanada PipeLines Ltd			5.63%, 01/07/2041	2,315	2,614
6.35%, 05/15/2067(f)	3,000	3,058
			5.88%, 01/15/2019	5,083	5,960
		$ 18,931	6.00%, 01/17/2017	1,325	1,544
Real Estate - 0.42%			7.88%, 03/07/2015	9,540	11,281
Kennedy-Wilson Inc			8.25%, 01/20/2034	1,405	2,044
8.75%, 04/01/2019(b)	11,525	11,295	10.13%, 05/15/2027	606	979
			Colombia Government International Bond
			4.38%, 07/12/2021	3,000	3,135
Regional Authority - 0.09%			6.13%, 01/18/2041	554	661
Provincia de Buenos Aires/Argentina			7.38%, 03/18/2019	2,335	2,942
10.88%, 01/26/2021(b)	2,550	2,021	11.75%, 02/25/2020	101	156
Provincia de Cordoba			10.75%, 01/15/2013	2,260	2,504
12.38%, 08/17/2017	315	287	Croatia Government International Bond
		$ 2,308	6.38%, 03/24/2021(b)	1,575	1,540

See accompanying notes

156

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

	Principal				Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)		Amount (000's)	Value (000's)

Sovereign (continued)			Telecommunications (continued)
El Salvador Government International Bond			America Movil SAB de CV	(continued)
7.63%, 02/01/2041(b)	$ 1,325	$ 1,325	6.38%, 03/01/2035		$ 745	$ 887
Hungary Government International Bond			Avaya Inc
6.38%, 03/29/2021	2,618	2,520	7.00%, 04/01/2019(b)		3,725	3,576
Indonesia Government International Bond			9.75%, 11/01/2015		5,100	4,514
4.88%, 05/05/2021(b)	5,860	6,285	Bakrie Telecom Pte Ltd
5.88%, 03/13/2020(b)	2,000	2,280	11.50%, 05/07/2015		500	330
6.63%, 02/17/2037(b)	505	610	11.50%, 05/07/2015(b)		565	373
6.63%, 02/17/2037	655	791	Clearwire Communications LLC/Clearwire
11.63%, 03/04/2019(b)	850	1,266	Finance Inc
Lithuania Government International Bond			12.00%, 12/01/2015(b)		1,600	1,368
7.38%, 02/11/2020	2,160	2,428	CommScope Inc
Mexico Government International Bond			8.25%, 01/15/2019(b)		2,400	2,364
5.63%, 01/15/2017	6,126	6,984	Digicel Group Ltd
5.95%, 03/19/2019	5,329	6,243	8.88%, 01/15/2015		1,125	1,133
6.05%, 01/11/2040	2,858	3,351	9.13%, 01/15/2015(b),(e)		1,125	1,133
6.63%, 03/03/2015	970	1,106	Digicel Ltd
6.75%, 09/27/2034	1,700	2,121	8.25%, 09/01/2017		300	306
Panama Government International Bond			Level 3 Financing Inc
5.20%, 01/30/2020	3,365	3,755	10.00%, 02/01/2018		1,500	1,590
6.70%, 01/26/2036	905	1,142	MTS International Funding Ltd
Peruvian Government International Bond			8.63%, 06/22/2020(b)		1,490	1,628
5.63%, 11/18/2050	320	346	Syniverse Holdings Inc
7.13%, 03/30/2019	4,610	5,716	9.13%, 01/15/2019		4,510	4,690
8.75%, 11/21/2033	756	1,136	Telcordia Technologies Inc
Philippine Government International Bond			11.00%, 05/01/2018(b)		4,240	5,279
4.00%, 01/15/2021	7,005	7,139	Telemar Norte Leste SA
5.50%, 03/30/2026	2,000	2,185	5.50%, 10/23/2020(b)		910	917
6.38%, 01/15/2032	829	970	Vimpel Communications Via VIP Finance
6.38%, 10/23/2034	1,822	2,159	Ireland Ltd OJSC
8.25%, 01/15/2014	950	1,070	8.38%, 04/30/2013(b)		100	105
Russian Foreign Bond - Eurobond			9.13%, 04/30/2018(b)		2,135	2,258
3.63%, 04/29/2015(b)	1,500	1,526				$ 39,899
5.00%, 04/29/2020(b)	2,000	2,080
7.50%, 03/31/2030(b)	8,584	10,172	Textiles - 0.28%
Senegal Government International Bond			Empire Today LLC / Empire Today Finance
8.75%, 05/13/2021(b)	250	257	Corp
			11.38%, 02/01/2017(b)		8,165	7,655
South Africa Government International Bond
5.50%, 03/09/2020	2,465	2,742
6.50%, 06/02/2014	509	562	Transportation - 2.08%
6.88%, 05/27/2019	1,000	1,209	ACL I Corp
Sri Lanka Government International Bond			10.63%, 02/15/2016(b),(e)		10,273	8,090
6.25%, 07/27/2021(b)	985	1,003	BLT Finance BV
Turkey Government International Bond			7.50%, 05/15/2014		1,220	531
5.13%, 03/25/2022	2,000	2,002	BNSF Funding Trust I
5.63%, 03/30/2021	5,675	5,987	6.61%, 12/15/2055(f)		1,000	1,016
6.00%, 01/14/2041	750	745	CEVA Group PLC
6.88%, 03/17/2036	3,570	3,954	8.38%, 12/01/2017(b)		2,150	2,005
7.25%, 03/15/2015	3,460	3,875	11.63%, 10/01/2016(b)		6,950	7,020
11.00%, 01/14/2013	1,220	1,333	11.50%, 04/01/2018(b)		550	496
Venezuela Government International Bond			Commercial Barge Line Co
5.75%, 02/26/2016	3,610	2,807	12.50%, 07/15/2017		500	538
6.00%, 12/09/2020	2,277	1,389	Florida East Coast Railway Corp
8.25%, 10/13/2024	4,770	3,046	8.13%, 02/01/2017		3,520	3,520
8.50%, 10/08/2014	1,730	1,605	Inversiones Alsacia SA
9.38%, 01/13/2034	300	201	8.00%, 08/18/2018(b)		2,100	1,646
10.75%, 09/19/2013	900	898	Marquette Transportation Co / Marquette
		$ 155,840	Transportation Finance Corp
			10.88%, 01/15/2017		8,070	7,949
Storage & Warehousing - 0.06%			Quality Distribution LLC/QD Capital Corp
Mobile Mini Inc
7.88%, 12/01/2020	1,500	1,500	9.88%, 11/01/2018		11,500	11,385
			RZD Capital Ltd
			5.74%, 04/03/2017		845	885
Telecommunications - 1.48%			United Maritime Group LLC / United
America Movil SAB de CV			Maritime Group Finance Corp
2.38%, 09/08/2016	2,050	2,047	11.75%, 06/15/2015		10,895	11,004
5.00%, 03/30/2020	2,345	2,611				$ 56,085
5.00%, 03/30/2020	425	473
5.63%, 11/15/2017	1,985	2,317

See accompanying notes

157

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

	Principal		SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)

Trucking & Leasing - 0.08%			Retail - 0.10%
AWAS Aviation Capital Ltd			Guitar Center Inc, Term Loan
7.00%, 10/15/2016(b)	$ 2,034	$ 2,024	5.62%, 04/09/2017(f)	$ 3,000	$ 2,640

TOTAL BONDS		$ 1,596,926	Software - 0.71%
	Principal		Hyland Software Inc, Term Loan
CONVERTIBLE BONDS - 0.00%	Amount (000's)	Value (000's)	5.75%, 12/19/2016(f)	1,489	1,440
Agriculture - 0.00%			Infor Global Solutions, Term Loan
Vector Group Ltd			6.00%, 07/28/2015(f)	793	760
3.88%, 06/15/2026(f)	63	72	Lawson Software Inc, Term Loan
			6.75%, 07/05/2017(f)	8,825	8,718
TOTAL CONVERTIBLE BONDS		$ 72	Merrill Corp, Term Loan
			7.50%, 12/24/2012(f)	1,541	1,476
SENIOR FLOATING RATE INTERESTS -	Principal
2.53%	Amount (000's)	Value (000's)	Novell Inc, Term Loan
			6.50%, 04/27/2017(f)	2,000	1,950
Advertising - 0.05%			Sophos Inc, Term Loan B
Advantage Sales & Marketing LLC, Term			7.75%, 06/15/2016(f)	2,888	2,844
Loan			Sunquest Information, Term Loan
9.25%, 06/18/2018(f)	$ 1,550	$ 1,473	6.25%, 12/16/2016(f)	1,995	1,965
					$ 19,153

Aerospace & Defense - 0.09%			Telecommunications - 0.24%
API Technologies Corp, Term Loan			Avaya Inc, Term Loan
7.75%, 06/27/2016(f)	2,493	2,380	4.81%, 10/26/2017(f)	4,987	4,540
			Telx Group Inc, Term Loan
Commercial Services - 0.30%			7.75%, 09/22/2017(f)	2,000	1,995
Laureate Education Inc, Term Loan					$ 6,535
5.25%, 06/15/2018(f)	4,489	4,181
			Trucking & Leasing - 0.11%
NCO Group Inc, Term Loan			AWAS Aviation Capital Ltd, Term Loan
7.92%, 05/15/2013(f)	2,061	2,028
			5.25%, 06/10/2016(f)	2,974	2,974
Wyle Services Corp, Term Loan
5.75%, 03/26/2017(f)	1,949	1,879
			TOTAL SENIOR FLOATING RATE INTERESTS		$ 68,340
		$ 8,088		Maturity
Food - 0.09%			REPURCHASE AGREEMENTS - 1.06%	Amount (000's)	Value (000's)
US Foodservice Inc, Term Loan			Banks - 1.06%
5.75%, 03/31/2017(f)	2,488	2,334
			Investment in Joint Trading Account; Credit	$ 8,586	$ 8,586
			Suisse Repurchase Agreement; 0.08%
Healthcare - Services - 0.13%			dated 10/31/11 maturing 11/01/11
Smile Brands Group Inc, Term Loan			(collateralized by US Government
7.00%, 12/21/2017(f)	3,474	3,439	Securities; $8,757,787; 0.00%; dated
			05/15/12 - 08/15/35)
			Investment in Joint Trading Account; Deutsche	10,303	10,303
Holding Companies - Diversified - 0.30%			Bank Repurchase Agreement; 0.10% dated
Pittsburgh Holdings Gaming LP, Term Loan			10/31/11 maturing 11/01/11 (collateralized
12.00%, 06/30/2015(f)	7,950	8,228
			by US Government Securities;
			$10,509,344; 0.00% - 0.05%; dated
Insurance - 0.03%			12/21/11 - 10/15/29)
CNO Financial Group Inc, Term Loan			Investment in Joint Trading Account; Merrill	9,667	9,667
6.25%, 09/30/2016(f)	718	716	Lynch Repurchase Agreement; 0.09%
			dated 10/31/11 maturing 11/01/11
			(collateralized by US Government
Leisure Products & Services - 0.04%			Securities; $9,860,077; 0.00% - 8.13%;
Travelport LLC, Term Loan			dated 11/25/11 - 09/15/60)
6.37%, 09/30/2012(f)	393	216
6.37%, 12/01/2016(f)	858	651			$ 28,556
13.87%, 12/01/2016(f)	1,190	198	TOTAL REPURCHASE AGREEMENTS		$ 28,556
		$ 1,065	Total Investments		$ 2,646,019
			Other Assets in Excess of Liabilities, Net - 1.94%		$ 52,250
Lodging - 0.28%			TOTAL NET ASSETS - 100.00%		$ 2,698,269
Caesars Entertainment Operating Co Inc, Term
Loan
9.50%, 10/31/2016(f)	491	495	(a) Non-Income Producing Security
MGM Resorts International, Term Loan			(b)	Security exempt from registration under Rule 144A of the Securities Act of
7.00%, 02/21/2014(f)	7,271	7,074	1933. These securities may be resold in transactions exempt from
		$ 7,569	registration, normally to qualified institutional buyers. Unless otherwise
			indicated, these securities are not considered illiquid. At the end of the
Media - 0.06%			period, the value of these securities totaled $716,415 or 26.55% of net
HMH Publishing Company, Term Loan			assets.
6.24%, 06/12/2014(f)	2,459	1,746	(c) Security is Illiquid

See accompanying notes

158

Schedule of Investments
Global Diversified Income Fund
October 31, 2011

(d)	Market value is determined in accordance with procedures established in	Portfolio Summary (unaudited)
good faith by the Board of Directors. At the end of the period, the value of		Country	Percent
these securities totaled $10,990 or 0.41% of net assets.		United States	65 .00%
(e)	Payment in kind; the issuer has the option of paying additional securities	United Kingdom	4 .72%
in lieu of cash.		Jersey, Channel Islands	2 .19%
(f) Variable Rate. Rate shown is in effect at October 31, 2011.		France	1 .88%
(g) Security purchased on a when-issued basis.		Mexico	1 .88%
		Bermuda	1 .75%
		Canada	1 .60%
Unrealized Appreciation (Depreciation)		Brazil	1 .60%
The net federal income tax unrealized appreciation (depreciation) and federal tax		Australia	1 .55%
cost of investments held as of the period end were as follows:		Luxembourg	1 .53%
		Netherlands	1 .50%
Unrealized Appreciation	$ 86,858	Cayman Islands	1 .30%
Unrealized Depreciation	(116,112)	Hong Kong	1 .15%
Net Unrealized Appreciation (Depreciation)	$ (29,254)	Japan	0 .96%
Cost for federal income tax purposes	$ 2,675,273	Ireland	0 .86%
		Germany	0 .85%
All dollar amounts are shown in thousands (000's)		Turkey	0 .68%
		Colombia	0 .59%
		Russian Federation	0 .55%
		Venezuela	0 .53%
		Philippines	0 .52%
		Indonesia	0 .48%
		Singapore	0 .46%
		Spain	0 .41%
		Argentina	0 .35%
		Kazakhstan	0 .34%
		South Africa	0 .32%
		Peru	0 .28%
		Switzerland	0 .20%
		Taiwan, Province Of China	0 .19%
		Sweden	0 .18%
		Panama	0 .18%
		India	0 .17%
		Guernsey	0 .14%
		China	0 .12%
		Chile	0 .11%
		Hungary	0 .09%
		Lithuania	0 .09%
		Finland	0 .09%
		Italy	0 .09%
		New Zealand	0 .08%
		Korea, Republic Of	0 .07%
		Norway	0 .06%
		Croatia	0 .06%
		Virgin Islands, British	0 .06%
		El Salvador	0 .05%
		Thailand	0 .05%
		Isle of Man	0 .04%
		Sri Lanka	0 .04%
		Belgium	0 .03%
		Ukraine	0 .03%
		Senegal	0 .01%
		Other Assets in Excess of Liabilities, Net	1 .94%
		TOTAL NET ASSETS	100.00%

See accompanying notes

159

     Schedule of Investments Global Real Estate Securities Fund October 31, 2011

COMMON STOCKS - 98.37%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Diversified Financial Services - 0.34%			REITS (continued)
ARA Asset Management Ltd (a)	865,873	$ 897	Japan Real Estate Investment Corp	223	$ 1,902
			Japan Retail Fund Investment Corp	1,455	2,252
			Land Securities Group PLC	392,104	4,291
Holding Companies - Diversified - 1.59%			LaSalle Hotel Properties	77,826	1,861
Wharf Holdings Ltd	796,258	4,235	Lippo Malls Indonesia Retail Trust	10,000	4
			LTC Properties Inc	54,000	1,532
Lodging - 0.70%			Mapletree Commercial Trust	2,048,000	1,414
Starwood Hotels & Resorts Worldwide Inc	37,275	1,868	Mirvac Group	2,239,697	2,933
			Mori Trust Sogo Reit Inc	190	1,673
			Northern Property Real Estate Investment	66,925	1,934
Real Estate - 23.10%			Trust
Atrium European Real Estate Ltd	205,136	1,034
Brookfield Office Properties Inc	146,900	2,411	Pennsylvania Real Estate Investment Trust	123,700	1,269
			ProLogis Inc	153,885	4,580
CapitaLand Ltd	1,762,868	3,798	PS Business Parks Inc	20,647	1,099
Castellum AB	188,516	2,552
China Overseas Land & Investment Ltd	548,000	1,014	Public Storage Inc	60,704	7,834
			Ramco-Gershenson Properties Trust	115,414	1,114
China Resources Land Ltd	1,499,000	2,194	RioCan Real Estate Investment Trust	42,550	1,080
Deutsche Euroshop AG	44,901	1,644
Filinvest Land Inc	35,204,000	938	Shaftesbury PLC	282,304	2,281
FKP Property Group	1,925,638	992	Simon Property Group Inc	117,418	15,081
Glorious Property Holdings Ltd (b)	8,441,000	1,311	SL Green Realty Corp	46,646	3,218
			Stockland	273,789	904
Growthpoint Properties Ltd	383,146	889	Tishman Speyer Office Fund (b)	2,332,962	1,380
GSW Immobilien AG (b)	38,819	1,261
Hang Lung Properties Ltd	360,000	1,311	Unibail-Rodamco SE	37,347	7,425
			United Urban Investment Corp	2,890	3,259
Hongkong Land Holdings Ltd	856,053	4,499	Ventas Inc	41,346	2,299
Hufvudstaden AB	102,546	1,113	Vornado Realty Trust	84,064	6,961
Mitsubishi Estate Co Ltd	442,877	7,501
Mitsui Fudosan Co Ltd	391,193	6,506	Westfield Group	1,212,783	9,763
			Westfield Retail Trust	1,531,401	4,081
New World Development Co Ltd	3,012,700	3,174	Workspace Group PLC	277,700	1,073
New World Development Co Ltd - Rights	1,179,350	380
(b),(c),(d)					$ 193,160
Sponda OYJ	304,623	1,323	TOTAL COMMON STOCKS		$ 261,599
Sumitomo Realty & Development Co Ltd	93,947	1,947	Total Investments		$ 261,599
Sun Hung Kai Properties Ltd	765,087	10,534	Other Assets in Excess of Liabilities, Net - 1.63%		$ 4,323
Supalai PCL (d)	3,031,300	1,221	TOTAL NET ASSETS - 100.00%		$ 265,922
Swiss Prime Site AG (b)	23,130	1,892

		$ 61,439	(a)	Security exempt from registration under Rule 144A of the Securities Act of
REITS - 72.64%			1933. These securities may be resold in transactions exempt from
American Assets Trust Inc	130,801	2,651	registration, normally to qualified institutional buyers. Unless otherwise
Apartment Investment & Management Co	151,500	3,738	indicated, these securities are not considered illiquid. At the end of the
Astro Japan Property Group	1,173,029	2,652	period, the value of these securities totaled $897 or 0.34% of net assets.
AvalonBay Communities Inc	44,312	5,924	(b) Non-Income Producing Security
Boardwalk Real Estate Investment Trust	41,100	2,007	(c) Security is Illiquid
Boston Properties Inc	69,344	6,864	(d)	Market value is determined in accordance with procedures established in
BRE Properties Inc	54,198	2,716	good faith by the Board of Directors. At the end of the period, the value of
Cambridge Industrial Trust	3,866,000	1,422	these securities totaled $1,601 or 0.60% of net assets.
Canadian Real Estate Investment Trust	117,675	4,189
CapitaMalls Malaysia Trust	3,658,800	1,569
CapLease Inc	346,845	1,356	Unrealized Appreciation (Depreciation)
Charter Hall Office REIT	571,595	2,028	The net federal income tax unrealized appreciation (depreciation) and federal tax
Charter Hall Retail REIT	527,162	1,808	cost of investments held as of the period end were as follows:
Colonial Properties Trust	145,494	2,951
CYS Investments Inc	160,320	2,033	Unrealized Appreciation		$ 11,291
Digital Realty Trust Inc	74,565	4,648	Unrealized Depreciation		(23,569)
Dundee Real Estate Investment Trust	72,400	2,397	Net Unrealized Appreciation (Depreciation)		$ (12,278)
DuPont Fabros Technology Inc	112,741	2,344	Cost for federal income tax purposes		$ 273,877
Entertainment Properties Trust	75,500	3,382
Equity One Inc	138,500	2,375	All dollar amounts are shown in thousands (000's)
Equity Residential	126,186	7,405
Essex Property Trust Inc	24,000	3,426
Eurocommercial Properties NV	45,084	1,923
Extra Space Storage Inc	104,200	2,348
General Growth Properties Inc	269,500	3,962
Glimcher Realty Trust	342,769	3,140
Great Portland Estates PLC	417,370	2,495
Hammerson PLC	421,811	2,756
HCP Inc	114,234	4,552
Hersha Hospitality Trust	276,177	1,218
Host Hotels & Resorts Inc	299,652	4,276
ICADE	23,551	2,108

See accompanying notes

160

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2011

Portfolio Summary (unaudited)
Country		Percent
United States		46 .04%
Hong Kong		10 .76%
Australia		9 .97%
Japan		9 .43%
United Kingdom		4 .85%
Canada		4 .37%
France		3 .58%
Singapore		2 .84%
Sweden		1 .38%
Germany		1 .10%
Netherlands		0 .72%
Switzerland		0 .71%
Malaysia		0 .59%
Finland		0 .50%
Thailand		0 .46%
Jersey, Channel Islands		0 .39%
Philippines		0 .35%
South Africa		0 .33%
Other Assets in Excess of Liabilities, Net		1 .63%
TOTAL NET ASSETS		100.00%

Foreign Currency Contracts

Foreign Currency Purchase						Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Accept	In Exchange For	Value	Appreciation/(Depreciation)
Australian Dollar	State Street Financial	11/15/2011	7,800,481 $	7,959	$ 8,207	$ 248
British Pound	State Street Financial	11/15/2011	908,148	1,432	1,460	28
Canadian Dollar	State Street Financial	11/15/2011	19,069	19	19	—
Euro	State Street Financial	11/15/2011	2,710,506	3,746	3,750	4
Hong Kong Dollar	State Street Financial	11/15/2011	50,613,067	6,509	6,515	6
Israeli Shekel	State Street Financial	11/15/2011	54,681	15	15	—
Japanese Yen	State Street Financial	11/15/2011	194,358,762	2,517	2,487	(30)
New Zealand Dollar	State Street Financial	11/15/2011	341,955	271	276	5
Norwegian Krone	State Street Financial	11/15/2011	1,243,685	221	223	2
Singapore Dollar	State Street Financial	11/15/2011	5,157,958	4,055	4,111	56
Swedish Krona	State Street Financial	11/15/2011	23,605	4	4	—
Swiss Franc	State Street Financial	11/15/2011	1,018,586	1,148	1,161	13

Foreign Currency Sale						Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Deliver	In Exchange For	Value	Appreciation/(Depreciation)
Australian Dollar	State Street Financial	11/15/2011	13,543,243 $	13,777	$ 14,249	$ (472)
British Pound	State Street Financial	11/15/2011	161,507	261	260	1
Canadian Dollar	State Street Financial	11/15/2011	402,548	396	404	(8)
Euro	State Street Financial	11/15/2011	1,300,683	1,799	1,799	—
Hong Kong Dollar	State Street Financial	11/15/2011	19,902,890	2,556	2,562	(6)
Japanese Yen	State Street Financial	11/15/2011	241,634,135	3,141	3,092	49
New Zealand Dollar	State Street Financial	11/15/2011	184	—	—	—
Philippine Peso	State Street Financial	11/15/2011	38,020,318	874	891	(17)
Singapore Dollar	State Street Financial	11/15/2011	259,410	204	207	(3)
South African Rand	State Street Financial	11/15/2011	7,108,162	909	895	14
Swedish Krona	State Street Financial	11/15/2011	5,887,498	889	903	(14)
Thailand Baht	State Street Financial	11/15/2011	37,891,246	1,226	1,231	(5)

All dollar amounts are shown in thousands (000's)

See accompanying notes

161

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2011

	Principal			Principal
BONDS - 32.65%	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's)	Value (000's)

Automobile Asset Backed Securities - 0.45%			Mortgage Backed Securities (continued)
CPS Auto Trust			Freddie Mac (continued)
2.82%, 4/16/2018(a)	$ 6,065 $	5,928	3.50%, 6/15/2040	$ 7,833	$ 8,223
DT Auto Owner Trust			4.00%, 6/15/2028(b)	24,597	2,381
3.05%, 2/16/2016(a)	2,000	1,997	4.00%, 2/15/2035(b)	28,917	3,922
	$ 7,925		4.00%, 9/15/2040	10,163	10,802
			4.50%, 5/15/2040	5,000	5,280
Automobile Floor Plan Asset Backed Securities - 0.06%			4.50%, 5/15/2040	11,000	11,992
CNH Wholesale Master Note Trust			4.50%, 12/15/2040	7,047	7,508
1.89%, 12/15/2015(a),(b)	1,000	1,002
			4.50%, 7/15/2041	10,807	11,465
			4.75%, 12/15/2040	11,500	12,334
Home Equity Asset Backed Securities - 0.12%			5.50%, 1/15/2033	3,974	4,370
Asset Backed Securities Corp Home Equity			5.50%, 4/15/2033(b)	12,200	13,057
0.34%, 7/25/2036(b)	271	266	6.50%, 8/15/2027	209	244
Morgan Stanley Home Equity Loan Trust			GE Capital Commercial Mortgage Corp
0.41%, 2/25/2036(b)	1,928	1,770	5.31%, 11/10/2045(b)	5,000	4,730
	$ 2,036		Ginnie Mae
			1.65%, 4/16/2053(b)	39,975	3,639
Mortgage Backed Securities - 31.12%			3.00%, 5/16/2037	14,000	14,672
BCAP LLC Trust			3.00%, 9/16/2039	9,933	10,352
5.11%, 6/26/2036(a),(b),(c)	4,000	3,580	4.00%, 9/16/2026(b)	33,636	4,229
5.59%, 11/26/2037(a),(b)	8,085	8,221
			4.00%, 2/20/2034	7,561	8,254
BNPP Mortgage Securities LLC			4.00%, 4/20/2038(b)	22,940	3,764
6.00%, 8/27/2037(a),(c)	6,757	6,956
			4.00%, 11/16/2038	5,218	5,578
Chase Mortgage Finance Corp			4.00%, 3/20/2039(b)	31,321	5,114
6.00%, 5/25/2035	14,590	14,117	4.50%, 4/20/2036(b)	18,200	4,337
Citigroup Mortgage Loan Trust Inc			4.50%, 1/20/2038(b)	12,014	1,714
0.60%, 5/25/2037(a),(b)	4,646	3,760
4.00%, 11/25/2036(a)	13,117	13,453	4.50%, 4/16/2040	10,000	10,963
4.00%, 3/25/2037(a)	8,194	8,334	Greenwich Capital Commercial Funding
4.00%, 4/25/2037(a)	10,743	10,985	Corp
4.25%, 1/25/2036(a)	7,868	8,008	4.57%, 8/10/2042	5,036	5,142
			Jefferies & Co Inc
5.50%, 1/25/2036(a)	5,462	4,615	6.02%, 12/26/2037(a),(b)	10,051	10,092
5.75%, 2/25/2036(a)	2,055	1,842
6.00%, 3/25/2037(a),(b)	12,351	12,980	JP Morgan Chase Commercial Mortgage
6.13%, 7/25/2036(a)	7,500	7,342	Securities Corp
			4.17%, 8/15/2046	12,600	13,097
6.95%, 10/25/2036(a),(c)	1,910	1,967	5.32%, 1/12/2043(b)	12,000	11,284
Citigroup/Deutsche Bank Commercial			5.46%, 12/12/2043	8,611	8,207
Mortgage Trust			LF Rothschild Mortgage Trust
5.39%, 1/15/2046(b)	7,700	7,431
			9.95%, 9/1/2017	18	20
Commercial Mortgage Pass Through			Merrill Lynch Mortgage Investors Inc
Certificates			5.25%, 8/25/2036(b)	7,416	7,339
5.78%, 6/10/2046(b)	8,000	7,922
			Morgan Stanley Capital I
Credit Suisse First Boston Mortgage Securities			4.79%, 9/13/2045(b)	2,500	2,485
Corp			Morgan Stanley Mortgage Loan Trust
5.75%, 4/25/2033	2,708	2,804	2.26%, 6/25/2036(b)	7,660	7,124
6.00%, 12/25/2033	4,822	5,104	Morgan Stanley Reremic Trust
Credit Suisse Mortgage Capital Certificates			5.50%, 10/26/2035(a)	6,094	6,217
4.00%, 3/26/2037(a)	8,846	8,972	5.70%, 3/26/2036(a),(b)	6,500	6,638
6.00%, 8/27/2037(a)	7,527	7,863
			Wachovia Bank Commercial Mortgage Trust
Fannie Mae			5.12%, 7/15/2042	13,920	15,425
0.85%, 4/25/2027(b)	38	38	5.32%, 12/15/2044(b)	13,935	14,237
3.50%, 1/25/2029	6,891	7,035	Wells Fargo Mortgage Backed Securities
3.50%, 7/25/2029	8,498	8,559	Trust
4.00%, 5/25/2028(b)	28,639	2,811
			5.50%, 11/25/2035	3,494	3,480
4.00%, 8/25/2037	9,720	10,186	6.00%, 12/28/2037(b)	12,286	12,649
4.00%, 4/25/2041	10,424	10,861	WF-RBS Commercial Mortgage Trust
4.50%, 6/25/2037(b)	8,674	9,089	4.87%, 2/15/2044(a),(b)	3,000	3,150
4.50%, 5/25/2040	10,697	11,260			$ 540,467
5.00%, 8/25/2037(b)	4,523	4,977
5.00%, 12/25/2039	4,536	5,062	Other Asset Backed Securities - 0.90%
5.50%, 3/25/2026(b)	6,545	7,105	Ameriquest Mortgage Securities Inc
6.50%, 2/25/2047	1,738	1,936	0.67%, 7/25/2035(b)	14,844	9,710
7.00%, 4/25/2032	3,761	4,379	0.72%, 9/25/2035(b)	9,500	5,916
9.00%, 5/25/2020	40	47			$ 15,626
Fannie Mae Interest Strip			TOTAL BONDS		$ 567,056
7.00%, 4/1/2024(b)	173	29	U.S. GOVERNMENT & GOVERNMENT	Principal
Freddie Mac			AGENCY OBLIGATIONS - 69.44%	Amount (000's)	Value (000's)
1.15%, 2/15/2021(b)	23	23	Federal Home Loan Mortgage Corporation (FHLMC) -
3.00%, 2/15/2040	4,560	4,733	24.46%
3.50%, 5/15/2032	9,986	10,571	2.17%, 3/1/2036(b),(d)	$ 254	$ 254

See accompanying notes

162

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC)			Federal Home Loan Mortgage Corporation (FHLMC)
(continued)			(continued)
2.98%, 10/1/2032(b),(d)	$ 4	$ 4	6.00%, 10/1/2036(b),(d)	$ 371 $	409
3.00%, 11/1/2026(d),(e)	16,000	16,367	6.00%, 3/1/2037(d)	813	901
3.50%, 11/1/2042(d),(e)	8,000	8,112	6.00%, 4/1/2037(d)	2,282	2,540
4.00%, 8/1/2026(d)	8,921	9,370	6.00%, 5/1/2037(d)	677	757
4.00%, 8/1/2039(d)	9,295	9,658	6.00%, 1/1/2038(d)	1,845	2,054
4.00%, 10/1/2039(d)	15,476	16,080	6.00%, 1/1/2038(b),(d)	248	274
4.00%, 9/1/2040(d)	7,845	8,151	6.00%, 3/1/2038(d)	346	379
4.00%, 9/1/2041(d)	15,979	16,608	6.00%, 4/1/2038(d)	730	805
4.00%, 10/1/2041(d)	9,988	10,403	6.00%, 7/1/2038(d)	2,183	2,390
4.50%, 7/1/2019(d)	6,221	6,657	6.00%, 10/1/2038(d)	1,287	1,411
4.50%, 8/1/2033(d)	2,419	2,568	6.50%, 11/1/2016(d)	247	270
4.50%, 8/1/2033(d)	1,912	2,030	6.50%, 6/1/2017(d)	84	92
4.50%, 9/1/2039(d)	15,845	16,731	6.50%, 12/1/2021(d)	990	1,095
4.50%, 11/1/2039(d)	11,200	11,827	6.50%, 4/1/2022(d)	948	1,048
4.50%, 12/1/2039(d)	16,164	17,069	6.50%, 5/1/2022(d)	485	537
4.50%, 8/1/2040(d)	13,150	13,890	6.50%, 8/1/2022(d)	177	195
4.50%, 2/1/2041(d)	15,127	15,965	6.50%, 5/1/2023(d)	124	137
4.50%, 8/1/2041(d)	16,000	16,887	6.50%, 7/1/2023(d)	5	5
5.00%, 10/1/2025(d)	474	513	6.50%, 1/1/2024(d)	27	30
5.00%, 12/1/2032(d)	462	497	6.50%, 7/1/2025(d)	3	4
5.00%, 2/1/2033(d)	3,532	3,801	6.50%, 7/1/2025(d)	3	3
5.00%, 8/1/2033(d)	5,640	6,070	6.50%, 9/1/2025(d)	1	2
5.00%, 8/1/2033(d)	5,280	5,695	6.50%, 9/1/2025(d)	3	3
5.00%, 1/1/2034(d)	3,310	3,563	6.50%, 10/1/2025(d)	8	9
5.00%, 5/1/2034(d)	683	735	6.50%, 10/1/2025(d)	11	13
5.00%, 5/1/2035(d)	687	738	6.50%, 4/1/2027(d)	5	6
5.00%, 7/1/2035(d)	359	390	6.50%, 2/1/2028(d)	1	1
5.00%, 7/1/2035(d)	28	30	6.50%, 3/1/2029(d)	182	207
5.00%, 10/1/2035(d)	63	69	6.50%, 3/1/2029(d)	24	28
5.00%, 11/1/2035(d)	2,808	3,044	6.50%, 4/1/2029(d)	2,162	2,456
5.00%, 10/1/2038(d)	10,818	11,504	6.50%, 4/1/2031(d)	696	790
5.00%, 6/1/2039(d)	12,653	13,664	6.50%, 6/1/2031(d)	2	2
5.00%, 9/1/2039(d)	15,750	17,077	6.50%, 10/1/2031(d)	262	296
5.00%, 1/1/2040(d)	15,828	16,989	6.50%, 1/1/2032(d)	2,178	2,464
5.00%, 6/1/2041(d)	12,751	13,710	6.50%, 2/1/2032(d)	46	51
5.50%, 4/1/2018(d)	252	271	6.50%, 2/1/2032(d)	5	7
5.50%, 11/1/2018(d)	3,090	3,343	6.50%, 4/1/2032(d)	38	42
5.50%, 1/1/2029(d)	12	13	6.50%, 8/1/2032(d)	117	132
5.50%, 3/1/2029(d)	10	11	6.50%, 8/1/2032(d)	51	57
5.50%, 5/1/2033(d)	115	125	6.50%, 4/1/2035(d)	35	39
5.50%, 8/1/2033(d)	3,480	3,798	6.50%, 2/1/2037(d)	146	164
5.50%, 10/1/2033(d)	83	90	6.50%, 9/1/2038(d)	9,549	10,650
5.50%, 12/1/2033(d)	2,199	2,391	7.00%, 7/1/2024(d)	11	13
5.50%, 12/1/2033(d)	5,422	5,896	7.00%, 1/1/2028(d)	1,060	1,223
5.50%, 9/1/2035(d)	9,972	10,828	7.00%, 6/1/2029(d)	430	495
5.50%, 10/1/2035(d)	11,634	12,694	7.00%, 1/1/2031(d)	5	6
5.50%, 7/1/2037(d)	270	292	7.00%, 3/1/2031(d)	73	85
5.50%, 12/1/2037(d)	10,270	11,205	7.00%, 4/1/2031(d)	258	297
5.50%, 4/1/2038(d)	216	236	7.00%, 6/1/2031(d)	74	86
5.50%, 5/1/2038(d)	564	614	7.00%, 10/1/2031(d)	216	250
5.50%, 5/1/2038(d)	4,285	4,635	7.00%, 4/1/2032(d)	647	749
6.00%, 4/1/2017(d)	435	472	7.00%, 1/1/2037(d)	1,179	1,353
6.00%, 4/1/2017(d)	541	580	7.50%, 3/1/2013(d)	59	59
6.00%, 5/1/2017(d)	592	634	7.50%, 12/1/2030(d)	9	10
6.00%, 7/1/2017(d)	32	35	7.50%, 2/1/2031(d)	7	8
6.00%, 1/1/2021(d)	165	180	7.50%, 2/1/2031(d)	108	126
6.00%, 6/1/2028(d)	39	43	8.00%, 8/1/2030(d)	2	2
6.00%, 5/1/2031(d)	349	387	8.00%, 11/1/2030(d)	2	2
6.00%, 10/1/2031(d)	15	17	8.00%, 12/1/2030(d)	42	50
6.00%, 2/1/2032(d)	50	55	8.50%, 4/1/2019(d)	9	10
6.00%, 9/1/2032(d)	789	873	8.50%, 7/1/2029(d)	203	244
6.00%, 11/1/2033(d)	2,402	2,661	9.00%, 9/1/2016(d)	2	2
6.00%, 11/1/2033(d)	2,581	2,859	9.00%, 5/1/2017(d)	1	1
6.00%, 5/1/2034(d)	5,827	6,427	9.00%, 5/1/2021(d)	2	2
6.00%, 5/1/2034(d)	4,821	5,255	9.00%, 9/1/2021(d)	2	2
6.00%, 9/1/2034(d)	427	471	9.00%, 1/1/2022(d)	2	3
6.00%, 1/1/2035(d)	6,683	7,300	9.00%, 8/1/2022(d)	1	1
6.00%, 2/1/2035(d)	4,668	5,149		$ 424,746
6.00%, 2/1/2035(d)	319	352

See accompanying notes

163

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

Federal National Mortgage Association (FNMA) - 30.04%			Federal National Mortgage Association (FNMA) (continued)
2.59%, 3/1/2028(b),(d)	$ 18	$ 19	5.50%, 2/1/2037(d)	$ 63	$ 69
2.63%, 11/1/2033(b),(d)	12	13	5.50%, 6/1/2037(d)	1,086	1,190
3.00%, 11/1/2026(d)	10,000	10,241	5.50%, 12/1/2037(d)	5,581	6,170
3.50%, 1/1/2041(d)	8,766	8,919	5.50%, 3/1/2038(d)	2,469	2,705
3.50%, 11/1/2041(d),(e)	8,000	8,130	5.50%, 3/1/2038(d)	1,275	1,410
4.00%, 5/1/2025(d)	11,253	11,833	5.50%, 5/1/2038(d)	1,290	1,419
4.00%, 8/1/2039(d)	14,316	14,900	5.50%, 7/1/2038(d)	6,386	6,998
4.00%, 9/1/2040(d)	14,172	14,750	5.50%, 9/1/2038(d)	1,261	1,382
4.00%, 9/1/2040(d)	8,976	9,342	5.50%, 6/1/2040(d)	7,127	7,790
4.00%, 9/1/2040(d)	10,096	10,554	6.00%, 12/1/2016(d)	520	564
4.00%, 10/1/2040(d)	9,303	9,682	6.00%, 1/1/2017(d)	23	25
4.00%, 11/1/2040(d)	10,819	11,260	6.00%, 4/1/2017(d)	61	67
4.00%, 1/1/2041(d)	12,615	13,129	6.00%, 8/1/2017(d)	1,256	1,365
4.00%, 4/1/2041(d)	10,014	10,422	6.00%, 8/1/2018(d)	652	706
4.00%, 4/1/2041(d)	10,619	11,052	6.00%, 12/1/2022(d)	80	88
4.50%, 12/1/2019(d)	266	285	6.00%, 3/1/2029(d)	223	247
4.50%, 1/1/2020(d)	915	980	6.00%, 8/1/2031(d)	1,060	1,177
4.50%, 9/1/2025(d)	9,906	10,661	6.00%, 12/1/2031(d)	25	27
4.50%, 7/1/2039(d)	6,084	6,485	6.00%, 12/1/2031(d)	11	12
4.50%, 7/1/2039(d)	13,161	14,028	6.00%, 1/1/2032(d)	937	1,040
4.50%, 10/1/2039(d)	8,724	9,236	6.00%, 11/1/2032(d)	57	63
4.50%, 8/1/2040(d)	12,863	13,618	6.00%, 4/1/2033(d)	517	574
4.50%, 9/1/2040(d)	13,190	13,965	6.00%, 2/1/2034(d)	536	595
5.00%, 1/1/2018(d)	200	216	6.00%, 3/1/2034(d)	1,682	1,861
5.00%, 11/1/2018(d)	927	1,001	6.00%, 9/1/2034(d)	4,694	5,147
5.00%, 4/1/2019(d)	230	249	6.00%, 4/1/2037(d)	9,048	10,069
5.00%, 1/1/2026(d)	633	688	6.00%, 7/1/2037(d)	4,239	4,656
5.00%, 6/1/2034(d)	6,636	7,160	6.00%, 9/1/2037(d)	10,318	11,347
5.00%, 4/1/2035(d)	636	697	6.00%, 11/1/2037(d)	1,181	1,310
5.00%, 5/1/2035(d)	668	720	6.00%, 2/1/2038(d)	686	761
5.00%, 7/1/2035(d)	237	256	6.00%, 2/1/2038(b),(d)	798	885
5.00%, 7/1/2035(d)	1,821	1,963	6.00%, 3/1/2038(d)	275	305
5.00%, 8/1/2035(d)	318	342	6.00%, 4/1/2038(d)	816	896
5.00%, 6/1/2037(d)	4,201	4,530	6.00%, 5/1/2038(d)	13,038	14,321
5.00%, 5/1/2038(d)	1,011	1,090	6.00%, 5/1/2038(d)	12,632	14,006
5.00%, 4/1/2039(d)	13,965	15,137	6.00%, 8/1/2038(d)	4,784	5,304
5.00%, 12/1/2039(d)	6,512	7,023	6.00%, 11/1/2038(d)	10,853	11,921
5.00%, 1/1/2040(d)	10,024	10,809	6.50%, 6/1/2016(d)	11	12
5.00%, 4/1/2040(d)	12,542	13,512	6.50%, 9/1/2024(d)	830	917
5.00%, 4/1/2040(d)	2,999	3,264	6.50%, 8/1/2028(d)	111	126
5.00%, 5/1/2040(d)	14,204	15,374	6.50%, 11/1/2028(d)	122	138
5.00%, 6/1/2040(d)	5,085	5,478	6.50%, 12/1/2028(d)	99	113
5.03%, 12/1/2033(b),(d)	355	381	6.50%, 1/1/2029(d)	46	52
5.50%, 9/1/2017(d)	173	188	6.50%, 2/1/2029(d)	62	71
5.50%, 9/1/2017(d)	19	20	6.50%, 3/1/2029(d)	158	179
5.50%, 12/1/2017(d)	1,483	1,610	6.50%, 4/1/2029(d)	223	252
5.50%, 3/1/2018(d)	187	203	6.50%, 6/1/2031(d)	427	467
5.50%, 6/1/2019(d)	36	39	6.50%, 6/1/2031(d)	155	175
5.50%, 6/1/2019(d)	63	69	6.50%, 6/1/2031(d)	81	92
5.50%, 7/1/2019(d)	98	106	6.50%, 9/1/2031(d)	17	19
5.50%, 7/1/2019(d)	97	106	6.50%, 12/1/2031(d)	6	7
5.50%, 7/1/2019(d)	159	173	6.50%, 1/1/2032(d)	280	316
5.50%, 7/1/2019(d)	14	16	6.50%, 3/1/2032(d)	833	937
5.50%, 7/1/2019(d)	39	43	6.50%, 4/1/2032(d)	802	902
5.50%, 8/1/2019(d)	212	230	6.50%, 4/1/2032(d)	48	54
5.50%, 8/1/2019(d)	35	39	6.50%, 8/1/2032(d)	462	520
5.50%, 9/1/2019(d)	196	213	6.50%, 11/1/2032(d)	632	717
5.50%, 6/1/2026(d)	519	564	6.50%, 11/1/2032(d)	284	322
5.50%, 5/1/2033(d)	4,737	5,184	6.50%, 11/1/2032(d)	171	193
5.50%, 5/1/2033(d)	340	373	6.50%, 12/1/2032(d)	868	976
5.50%, 5/1/2033(d)	2,203	2,410	6.50%, 2/1/2033(d)	690	774
5.50%, 7/1/2033(d)	2,701	2,975	6.50%, 7/1/2034(d)	1,052	1,182
5.50%, 9/1/2033(d)	1,639	1,805	6.50%, 7/1/2034(d)	1,801	2,021
5.50%, 2/1/2034(d)	10,707	11,638	6.50%, 2/1/2036(d)	6,202	6,832
5.50%, 4/1/2034(d)	2,456	2,680	6.50%, 4/1/2036(d)	55	62
5.50%, 9/1/2034(d)	2,071	2,260	6.50%, 8/1/2036(d)	781	872
5.50%, 1/1/2035(d)	7,135	7,788	6.50%, 8/1/2036(d)	331	370
5.50%, 2/1/2035(d)	7,924	8,683	6.50%, 10/1/2036(d)	237	266
5.50%, 9/1/2035(d)	1,077	1,186	6.50%, 11/1/2036(d)	239	268

See accompanying notes

164

     Schedule of Investments Government & High Quality Bond Fund October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Government National Mortgage Association (GNMA)
6.50%, 7/1/2037(d)	$ 102	$ 114	(continued)
6.50%, 7/1/2037(d)	150	168	6.00%, 9/20/2025	$ 29	$ 32
6.50%, 8/1/2037(d)	370	410	6.00%, 11/20/2025	13	15
6.50%, 8/1/2037(d)	3,545	3,960	6.00%, 4/20/2026	182	204
6.50%, 10/1/2037(d)	13,259	14,741	6.00%, 10/20/2028	25	28
6.50%, 1/1/2038(d)	53	59	6.00%, 2/20/2029	261	293
			6.00%, 5/20/2032(b)	907	1,018
6.50%, 2/1/2038(d)	102	113
6.50%, 5/1/2038(d)	53	59	6.00%, 8/15/2032	148	166
6.50%, 2/1/2039(d)	6,123	6,800	6.00%, 9/15/2032	340	381
7.00%, 5/1/2022(d)	49	57	6.00%, 2/15/2033	50	57
7.00%, 8/1/2028(d)	186	217	6.00%, 7/20/2033	3,227	3,631
7.00%, 12/1/2028(d)	163	190	6.00%, 8/15/2038	1,162	1,309
7.00%, 4/1/2029(d)	76	88	6.00%, 12/15/2038	9,869	11,037
7.00%, 7/1/2029(d)	172	200	6.50%, 9/15/2023	33	38
7.00%, 11/1/2031(d)	784	903	6.50%, 9/15/2023	24	27
7.00%, 7/1/2032(d)	219	252	6.50%, 9/15/2023	38	43
7.50%, 12/1/2024(d)	197	230	6.50%, 9/15/2023	34	38
7.50%, 7/1/2029(d)	91	105	6.50%, 10/15/2023	44	50
7.50%, 2/1/2030(d)	110	128	6.50%, 11/15/2023	9	10
7.50%, 1/1/2031(d)	6	7	6.50%, 12/15/2023	87	98
7.50%, 5/1/2031(d)	7	8	6.50%, 12/15/2023	50	57
7.50%, 8/1/2032(d)	57	67	6.50%, 12/15/2023	20	23
8.00%, 5/1/2022(d)	13	15	6.50%, 12/15/2023	31	36
8.00%, 1/1/2025(d)	2	2	6.50%, 1/15/2024	50	56
8.00%, 1/1/2025(d)	1	1	6.50%, 1/15/2024	21	23
8.50%, 2/1/2023(d)	4	5	6.50%, 1/15/2024	67	76
8.50%, 9/1/2025(d)	3	3	6.50%, 1/15/2024	20	23
9.00%, 9/1/2030(d)	48	57	6.50%, 1/15/2024	39	44
			6.50%, 1/15/2024	34	39
		$ 521,630	6.50%, 1/15/2024	15	17
Government National Mortgage Association (GNMA) -			6.50%, 1/15/2024	9	10
10.02%			6.50%, 3/15/2024	102	115
3.50%, 11/1/2041(e)	8,000	8,289
			6.50%, 3/15/2024	5	6
4.00%, 10/15/2041	18,000	19,235	6.50%, 4/15/2024	40	45
4.00%, 11/1/2041(e)	12,000	12,799
			6.50%, 4/20/2024	26	29
4.50%, 9/20/2039	14,226	15,457	6.50%, 7/15/2024	117	132
4.50%, 10/15/2039	9,758	10,648	6.50%, 1/15/2026	24	28
4.50%, 3/20/2040	15,763	17,117	6.50%, 3/15/2026	36	41
4.50%, 6/15/2041	5,968	6,506	6.50%, 7/20/2026	13	15
4.50%, 11/1/2041(e)	11,000	11,956
			6.50%, 2/15/2028	11	13
5.00%, 2/15/2034	622	688	6.50%, 10/20/2028	24	28
5.00%, 10/15/2039	8,940	9,907	6.50%, 3/20/2031	207	237
5.00%, 6/20/2041	11,695	12,887	6.50%, 4/20/2031	162	185
5.50%, 12/15/2013	3	3	6.50%, 7/15/2031	5	5
5.50%, 1/15/2014	5	6	6.50%, 10/15/2031	37	42
5.50%, 1/15/2014	38	41	6.50%, 7/15/2032	34	39
5.50%, 2/15/2014	2	3	6.50%, 4/20/2034	1,221	1,392
5.50%, 3/15/2014	25	28	6.50%, 5/20/2034	970	1,106
5.50%, 7/20/2033	4,891	5,471	6.80%, 4/20/2025	63	73
5.50%, 2/20/2034	5,262	5,883	7.00%, 11/15/2022	54	61
5.50%, 3/20/2034	4,924	5,505	7.00%, 11/15/2022	9	10
5.50%, 5/20/2035	639	714	7.00%, 12/15/2022	88	101
5.50%, 1/15/2039	626	700	7.00%, 12/15/2022	12	14
5.50%, 1/15/2039	1,805	2,012	7.00%, 1/15/2023	10	12
6.00%, 10/15/2023	213	238	7.00%, 1/15/2023	32	37
6.00%, 11/15/2023	83	93	7.00%, 1/15/2023	14	16
6.00%, 11/15/2023	106	118	7.00%, 2/15/2023	115	134
6.00%, 12/15/2023	60	67	7.00%, 3/15/2023	18	21
6.00%, 12/15/2023	65	73	7.00%, 7/15/2023	17	20
6.00%, 12/15/2023	3	3	7.00%, 7/15/2023	62	71
6.00%, 1/15/2024	21	24	7.00%, 7/15/2023	26	30
6.00%, 1/20/2024	18	20	7.00%, 8/15/2023	24	28
6.00%, 2/15/2024	78	88	7.00%, 10/15/2023	34	39
6.00%, 2/15/2024	56	62	7.00%, 12/15/2023	29	33
6.00%, 2/15/2024	46	51	7.00%, 12/15/2023	45	52
6.00%, 3/15/2024	24	27	7.00%, 1/15/2026	37	43
6.00%, 4/20/2024	56	63	7.00%, 5/15/2026	8	10
6.00%, 5/20/2024	40	45	7.00%, 1/15/2027	63	74
6.00%, 5/20/2024	28	31	7.00%, 3/15/2027	36	42
6.00%, 10/20/2024	50	56	7.00%, 10/15/2027	3	3

See accompanying notes

165

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA)			Government National Mortgage Association (GNMA)
(continued)			(continued)
7.00%, 10/15/2027	$ 16	$ 18	8.00%, 6/15/2017	$ 10	$ 10
7.00%, 10/15/2027	3	3	8.00%, 6/15/2017	7	8
7.00%, 11/15/2027	57	66	8.00%, 2/15/2022	37	43
7.00%, 11/15/2027	5	6	8.00%, 4/15/2022	43	50
7.00%, 12/15/2027	4	4	8.00%, 12/15/2030	13	16
7.00%, 12/15/2027	49	58	9.00%, 11/15/2021	135	157
7.00%, 2/15/2028	1	1	9.50%, 4/15/2016	4	4
7.00%, 2/15/2028	1	2	9.50%, 9/15/2016	1	1
7.00%, 4/15/2028	3	3	9.50%, 11/15/2016	9	9
7.00%, 4/15/2028	74	87	9.50%, 7/15/2017	25	29
7.00%, 5/15/2028	1	1	9.50%, 7/15/2017	16	19
7.00%, 6/15/2028	175	205	9.50%, 10/15/2017	9	11
7.00%, 12/15/2028	142	166	9.50%, 11/15/2017	19	22
7.00%, 1/15/2029	99	116	9.50%, 9/20/2018	59	69
7.00%, 3/15/2029	93	108	9.50%, 9/15/2020	11	13
7.00%, 4/15/2029	97	113	9.50%, 12/20/2020	24	28
7.00%, 4/15/2029	218	255	9.50%, 1/20/2021	3	4
7.00%, 5/15/2031	21	24	9.50%, 2/20/2021	2	2
7.00%, 6/20/2031	134	156	9.50%, 3/20/2021	2	3
7.00%, 7/15/2031	5	6	9.50%, 8/15/2021	145	172
7.00%, 9/15/2031	7	8			$ 173,907
7.25%, 9/15/2025	42	49
7.50%, 4/15/2017	20	22	U.S. Treasury - 4.37%
7.50%, 4/15/2017	4	5	3.13%, 5/15/2021	7,000	7,610
7.50%, 4/15/2017	40	44	4.13%, 5/15/2015	8,750	9,844
7.50%, 5/15/2017	2	2	4.25%, 11/15/2013	7,000	7,563
7.50%, 7/15/2018	16	16	4.25%, 11/15/2040	11,400	13,696
7.50%, 12/15/2021	33	38	5.50%, 8/15/2028	6,300	8,535
7.50%, 12/15/2021	10	10	6.25%, 8/15/2023	10,200	14,200
7.50%, 2/15/2022	18	21	7.50%, 11/15/2024	9,300	14,429
7.50%, 3/15/2022	29	33			$ 75,877
7.50%, 3/15/2022	4	5	U.S. Treasury Strip - 0.55%
7.50%, 3/15/2022	6	7	0.00%, 11/15/2015(f),(g)	4,000	3,885
7.50%, 4/15/2022	34	39	0.00%, 5/15/2020(f),(g)	6,800	5,712
7.50%, 4/15/2022	14	16			$ 9,597
7.50%, 4/15/2022	14	14	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
7.50%, 4/15/2022	10	12	OBLIGATIONS		$ 1,205,757
7.50%, 5/15/2022	15	17		Maturity
7.50%, 7/15/2022	48	56	REPURCHASE AGREEMENTS - 3.75%	Amount (000's)	Value (000's)
7.50%, 8/15/2022	3	3
7.50%, 8/15/2022	21	24	Banks - 3.75%
7.50%, 8/15/2022	11	13	Investment in Joint Trading Account; Credit	$ 19,579 $	19,579
7.50%, 8/15/2022	58	67	Suisse Repurchase Agreement; 0.08%
7.50%, 8/15/2022	14	16	dated 10/31/11 maturing 11/01/11
7.50%, 2/15/2023	13	15	(collateralized by US Government
7.50%, 2/15/2023	5	6	Securities; $19,970,643; 0.00%; dated
7.50%, 5/15/2023	5	6	05/15/12 - 08/15/35)
7.50%, 5/15/2023	71	83	Investment in Joint Trading Account; Deutsche	23,495	23,495
7.50%, 5/15/2023	18	21	Bank Repurchase Agreement; 0.10% dated
7.50%, 6/15/2023	20	23	10/31/11 maturing 11/01/11 (collateralized
7.50%, 10/15/2023	6	7	by US Government Securities;
7.50%, 11/15/2023	31	34	$23,964,773; 0.00% - 0.05%; dated
7.50%, 3/15/2024	46	54	12/21/11 - 10/15/29)
7.50%, 8/15/2024	3	4	Investment in Joint Trading Account; Merrill	22,043	22,043
7.50%, 4/15/2027	5	5	Lynch Repurchase Agreement; 0.09%
7.50%, 5/15/2027	20	21	dated 10/31/11 maturing 11/01/11
7.50%, 5/15/2027	8	9	(collateralized by US Government
7.50%, 6/15/2027	36	42	Securities; $22,484,228; 0.00% - 8.13%;
7.50%, 8/15/2029	216	254	dated 11/25/11 - 09/15/60)
7.50%, 9/15/2029	62	73			$ 65,117
7.50%, 9/15/2029	90	106	TOTAL REPURCHASE AGREEMENTS		$ 65,117
7.50%, 10/15/2029	98	115	Total Investments		$ 1,837,930
7.50%, 11/15/2029	92	108	Liabilities in Excess of Other Assets, Net - (5.84)%		$ (101,395)
7.50%, 11/15/2029	56	65	TOTAL NET ASSETS - 100.00%		$ 1,736,535
8.00%, 8/15/2016	29	32
8.00%, 12/15/2016	8	9
8.00%, 4/15/2017	14	14
8.00%, 4/15/2017	11	11
8.00%, 5/15/2017	9	10

See accompanying notes

166

Schedule of Investments Government & High Quality Bond Fund October 31, 2011

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $143,902 or 8.29% of net assets.
(b)	Variable Rate. Rate shown is in effect at October 31, 2011.
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $12,503 or 0.72% of net assets.
(d)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.
(e)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(f)	Non-Income Producing Security
(g)	Security is a Principal Only Strip.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 62,433
Unrealized Depreciation	(7,914)
Net Unrealized Appreciation (Depreciation)	$ 54,519
Cost for federal income tax purposes	$ 1,783,411

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	95 .64%
Government	4 .92%
Financial	3 .75%
Asset Backed Securities	1 .53%
Liabilities in Excess of Other Assets, Net	(5 .84)%
TOTAL NET ASSETS	100.00%

See accompanying notes

167

Schedule of Investments High Yield Fund October 31, 2011

COMMON STOCKS - 0.21%	Shares Held	Value (000's)		Principal

Automobile Manufacturers - 0.17%			BONDS (continued)	Amount (000's)		Value (000's)
New Flyer Industries Inc	1,000,000	$ 5,969	Automobile Manufacturers (continued)
			Jaguar Land Rover PLC
			7.75%, 5/15/2018(d)	$ 2,195		$ 2,173
Biotechnology - 0.00%
Neuro-Hitech Inc (a),(b)	250,000	1	New Flyer Industries Canada ULC
			14.00%, 8/19/2020(b),(c),(d)	CAD	13,600	13,508
Neuro-Hitech Inc - Warrants (a),(b),(c)	125,000	—
		$ 1				$ 17,525

Food Service - 0.00%			Automobile Parts & Equipment - 0.59%
FU JI Food and Catering Services Holdings			Cooper Tire & Rubber Co
Ltd (a),(b),(c)	962,000	—	8.00%, 12/15/2019	$ 5,400		5,589
			Goodyear Tire & Rubber Co/The
			8.25%, 8/15/2020		2,430	2,600
Pipelines - 0.03%			10.50%, 5/15/2016		10,718	11,897
Energy Maintenance Services LLC (a),(b),(c)	12,298,000	922				$ 20,086

			Banks - 4.03%
Semiconductors - 0.01%			Ally Financial Inc
Tower Semiconductor Ltd - Warrants (a),(b)	225,800	11	4.50%, 2/11/2014		11,115	10,865
Tower Semiconductor Ltd - Warrants (a),(b)	3,821,912	192	Bank of America Corp
		$ 203	8.00%, 12/29/2049(e)		3,600	3,350
TOTAL COMMON STOCKS		$ 7,095	CIT Group Inc
CONVERTIBLE PREFERRED STOCKS -			7.00%, 5/2/2017(d)		65,271	65,108
0.21%	Shares Held	Value (000's)	HBOS Capital Funding No2 LP
			6.07%, 6/29/2049(d),(e)		14,565	10,195
Electric - 0.21%			LBG Capital No.1 PLC
Calenergy Capital Trust III	150,000	7,406	8.00%, 12/29/2049(d),(e)		36,845	30,213
			RBS Capital Trust I
TOTAL CONVERTIBLE PREFERRED STOCKS		$ 7,406	0.00%, 12/29/2049(a)		17,222	10,118
PREFERRED STOCKS - 1.04%	Shares Held	Value (000's)	RBS Capital Trust III
			0.00%, 9/29/2049(a)		14,000	8,225
Banks - 0.96%
Ally Financial Inc 7.00% (d)	44,000	32,814				$ 138,074
			Chemicals - 1.13%
Finance - Mortgage Loan/Banker - 0.08%			CF Industries Inc
Freddie Mac - Series Z (a)	1,300,000	2,782	7.13%, 5/1/2020		7,040	8,193
			Ineos Finance PLC
TOTAL PREFERRED STOCKS		$ 35,596	9.00%, 5/15/2015(d)		3,555	3,653
	Principal		Kinove German Bondco GmbH
			9.63%, 6/15/2018(d)		3,475	3,353
BONDS - 79.21%	Amount (000's)	Value (000's)
			Lyondell Chemical Co
Aerospace & Defense - 0.72%			11.00%, 5/1/2018		4,790	5,335
Spirit Aerosystems Inc			Nova Chemicals Corp
6.75%, 12/15/2020	$ 11,880	$ 12,385	8.63%, 11/1/2019		8,837	9,942
Triumph Group Inc			Vertellus Specialties Inc
8.63%, 7/15/2018	11,260	12,386	9.38%, 10/1/2015(d)		8,940	8,135
		$ 24,771				$ 38,611

Agriculture - 0.30%			Coal - 1.95%
Southern States Cooperative Inc			Alpha Natural Resources Inc
11.25%, 5/15/2015(d)	9,770	10,210	6.00%, 6/1/2019		1,600	1,588
			6.25%, 6/1/2021		11,035	10,897
Airlines - 0.95%			Arch Coal Inc
			7.00%, 6/15/2019(d)		5,595	5,791
American Airlines 2011-2 Class A Pass			7.25%, 6/15/2021(d)		7,995	8,235
Through Trust
8.63%, 10/15/2021(c)	5,880	5,880	8.75%, 8/1/2016		10,180	11,122
Continental Airlines 2007-1 Class C Pass			Consol Energy Inc
			6.38%, 3/1/2021(d)		5,000	4,975
Through Trust
7.34%, 4/19/2014	1,351	1,308	8.00%, 4/1/2017		22,215	24,325
UAL 2009-1 Pass Through Trust						$ 66,933
10.40%, 11/1/2016	4,282	4,750	Commercial Services - 1.43%
UAL 2009-2A Pass Through Trust			Avis Budget Car Rental LLC / Avis Budget
9.75%, 1/15/2017	3,864	4,262	Finance Inc
United Airlines 2007-1 Class C Pass Through			7.63%, 5/15/2014		5,803	5,847
Trust			B-Corp Merger Sub Inc
2.65%, 7/2/2014(e)	9,550	8,511	8.25%, 6/1/2019(d)		7,210	6,813
US Airways 2001-1G Pass Through Trust			Emergency Medical Services Corp
7.08%, 3/20/2021(c)	8,576	7,933	8.13%, 6/1/2019(d)		15,250	15,250
		$ 32,644	Hertz Corp/The
Automobile Manufacturers - 0.51%			8.88%, 1/1/2014		1,601	1,617
Ford Motor Co
7.45%, 7/16/2031	1,550	1,844

See accompanying notes

168

Schedule of Investments High Yield Fund October 31, 2011

	Principal				Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)		Amount (000's)		Value (000's)

Commercial Services (continued)			Electric (continued)
RSC Equipment Rental Inc/RSC Holdings III			Energy Future Holdings Corp	(continued)
LLC			10.00%, 1/15/2020(e)		$ 5,175		$ 5,408
8.25%, 2/1/2021	$ 11,045	$ 11,211	Energy Future Intermediate Holding Co LLC
10.00%, 7/15/2017(d)	7,305	8,145	9.75%, 10/15/2019			3,829	3,829
		$ 48,883	GenOn Energy Inc
			9.88%, 10/15/2020			8,000	8,440
Computers - 2.97%			GenOn REMA LLC
iGate Corp			9.68%, 7/2/2026(c)			10,000	9,850
9.00%, 5/1/2016(d)	12,065	12,005
			Indiantown Cogeneration LP
Seagate HDD Cayman			9.77%, 12/15/2020			6,758	7,121
6.88%, 5/1/2020	42,320	41,474	Mirant Mid Atlantic Pass Through Trust C
7.00%, 11/1/2021(d)	12,540	12,289
7.75%, 12/15/2018(d)	9,698	10,134	10.06%, 12/30/2028			31,010	32,328
			NRG Energy Inc
Seagate Technology International/Cayman			7.38%, 1/15/2017			9,555	9,949
Islands			8.25%, 9/1/2020			13,695	14,174
10.00%, 5/1/2014(d)	8,834	10,049
			NV Energy Inc
Spansion LLC			6.75%, 8/15/2017			8,600	8,794
7.88%, 11/15/2017(d)	16,065	16,065
							$ 127,565
		$ 102,016
			Electronics - 0.66%
Consumer Products - 1.46%			NXP BV / NXP Funding LLC
Reynolds Group Issuer Inc / Reynolds Group			9.75%, 8/1/2018(d)			14,155	15,571
Issuer LLC / Reynolds Group Issuer			Viasystems Inc
(Luxembourg) S.A.			12.00%, 1/15/2015(d)			6,585	7,095
7.13%, 4/15/2019(d)	12,995	13,255
7.88%, 8/15/2019(d)	12,890	13,470					$ 22,666
9.00%, 4/15/2019(d)	7,615	7,348	Entertainment - 4.81%
9.88%, 8/15/2019(d)	16,020	16,020	CCM Merger Inc
		$ 50,093	8.00%, 8/1/2013(d)			39,375	37,406
			Lions Gate Entertainment Inc
Diversified Financial Services - 5.30%			10.25%, 11/1/2016(d)			19,345	19,490
Aircastle Ltd			Peninsula Gaming LLC / Peninsula Gaming
9.75%, 8/1/2018	17,285	18,430	Corp
Credit Acceptance Corp			8.38%, 8/15/2015			23,220	23,859
9.13%, 2/1/2017	14,980	15,542	10.75%, 8/15/2017			18,050	18,592
9.13%, 2/1/2017(d)	7,200	7,452
			Regal Cinemas Corp
DVI Inc			8.63%, 7/15/2019			7,230	7,736
0.00%, 2/1/2004(a),(b)	8,575	1,522
0.00%, 2/1/2004(a),(b)	6,850	1,216	Regal Entertainment Group
			9.13%, 8/15/2018			13,440	14,381
E*Trade Financial Corp			WMG Acquisition Corp
12.50%, 11/30/2017	4,883	5,628	9.50%, 6/15/2016(d)			5,540	5,872
Ford Motor Credit Co LLC			9.50%, 6/15/2016			13,410	14,215
3.88%, 1/15/2015(f)	31,830	31,846
			11.50%, 10/1/2018(d)			15,875	15,835
5.88%, 8/2/2021	3,870	4,124	WMG Holdings Corp
Icahn Enterprises LP / Icahn Enterprises			13.75%, 10/1/2019(d)			7,950	7,473
Finance Corp							$ 164,859
8.00%, 1/15/2018	16,630	16,921
ILFC E-Capital Trust II			Environmental Control - 0.42%
6.25%, 12/21/2065(d),(e)	26,550	19,249	Clean Harbors Inc
International Lease Finance Corp			7.63%, 8/15/2016			6,005	6,350
5.65%, 6/1/2014	2,335	2,242	EnergySolutions Inc / EnergySolutions LLC
6.25%, 5/15/2019	11,970	11,267	10.75%, 8/15/2018			7,860	7,939
8.62%, 9/15/2015(e)	9,690	10,174					$ 14,289
Pinnacle Foods Finance LLC / Pinnacle Foods
Finance Corp			Food - 0.54%
8.25%, 9/1/2017	6,200	6,293	Del Monte Foods Co
			7.63%, 2/15/2019(d)			19,645	18,663
Springleaf Finance Corp
6.90%, 12/15/2017	13,790	10,515
SquareTwo Financial Corp			Food Service - 0.03%
11.63%, 4/1/2017	16,825	16,404	FU JI Food and Catering Services Holdings
TRAINS HY-1-2006			Ltd
7.22%, 5/1/2016(d),(e)	3,075	3,032	0.00%, 11/9/2049(a)		HKD	46,500	1,077
		$ 181,857

Electric - 3.72%			Forest Products & Paper - 1.29%
Edison Mission Energy			Domtar Corp
7.50%, 6/15/2013	7,795	7,483	10.75%, 6/1/2017		$ 6,390		8,019
Elwood Energy LLC			Exopack Holding Corp
8.16%, 7/5/2026	10,179	9,568	10.00%, 6/1/2018(d)			22,220	21,776
Energy Future Holdings Corp			Longview Fibre Paper & Packaging Inc
9.75%, 10/15/2019	10,621	10,621	8.00%, 6/1/2016(d)			7,545	7,658

See accompanying notes

169

Schedule of Investments High Yield Fund October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)		Value (000's)

Forest Products & Paper (continued)			Media (continued)
Sappi Papier Holding GmbH			Cyfrowy Polsat Finance AB
7.50%, 6/15/2032(d)	$ 8,735	$ 6,639	7.13%, 5/20/2018	EUR	750	$ 1,007
		$ 44,092	DISH DBS Corp
			6.75%, 6/1/2021	$ 40,955		42,286
Healthcare - Products - 1.19%			7.75%, 5/31/2015		5,530	5,945
Angiotech Pharmaceuticals Inc			7.88%, 9/1/2019		28,160	30,905
5.00%, 12/1/2013(e)	25,110	21,092
			Kabel BW Erste Beteiligungs GmbH / Kabel
Biomet Inc			Baden-Wurttemberg GmbH & Co KG
10.00%, 10/15/2017	5,575	6,021	7.50%, 3/15/2019(d)		7,265	7,556
10.38%, 10/15/2017	12,720	13,738	Unitymedia Hessen GmbH & Co KG /
		$ 40,851	Unitymedia NRW GmbH
Healthcare - Services - 3.31%			8.13%, 12/1/2017(d)		12,125	12,913
Centene Corp			Univision Communications Inc
5.75%, 6/1/2017	15,793	15,872	7.88%, 11/1/2020(d)		1,485	1,500
Community Health Systems Inc			8.50%, 5/15/2021(d)		20,680	18,612
8.88%, 7/15/2015	3,925	4,018				$ 151,098
Fresenius Medical Care US Finance Inc			Mining - 1.23%
6.50%, 9/15/2018(d)	4,895	5,140
			FMG Resources August 2006 Pty Ltd
HCA Inc			6.88%, 2/1/2018(d)		17,425	16,728
6.50%, 2/15/2020	6,285	6,584	8.25%, 11/1/2019(d)		7,865	7,943
7.25%, 9/15/2020	23,600	25,281	Midwest Vanadium Pty Ltd
7.50%, 11/6/2033	6,000	5,310	11.50%, 2/15/2018(d)		12,060	10,070
8.50%, 4/15/2019	25,115	27,626	Taseko Mines Ltd
Multiplan Inc			7.75%, 4/15/2019		8,035	7,513
9.88%, 9/1/2018(d)	16,755	17,258
Radnet Management Inc						$ 42,254
10.38%, 4/1/2018	7,240	6,516	Miscellaneous Manufacturing - 0.39%
		$ 113,605	GE Capital Trust I
			6.38%, 11/15/2067		5,760	5,685
Insurance - 2.52%			Park-Ohio Industries Inc
Liberty Mutual Group Inc			8.13%, 4/1/2021		7,995	7,675
7.00%, 3/15/2037(d),(e)	11,160	9,709
10.75%, 6/15/2058(d),(e)	11,615	14,112				$ 13,360
Lincoln National Corp			Mortgage Backed Securities - 0.13%
7.00%, 5/17/2066(e)	25,225	23,712	Greenwich Capital Commercial Funding
XL Group PLC			Corp
6.50%, 12/31/2049(e)	46,342	38,927	5.51%, 3/10/2039		8,000	4,400
		$ 86,460

Internet - 1.32%			Oil & Gas - 8.02%
Equinix Inc			Antero Resources Finance Corp
7.00%, 7/15/2021	5,510	5,868	7.25%, 8/1/2019(d)		4,800	4,944
8.13%, 3/1/2018	2,990	3,259	Bill Barrett Corp
Open Solutions Inc			7.63%, 10/1/2019		8,500	8,989
9.75%, 2/1/2015(d)	25,225	16,901	Chaparral Energy Inc
Zayo Group LLC/Zayo Capital Inc			8.25%, 9/1/2021		18,270	18,590
10.25%, 3/15/2017	18,255	19,213	8.88%, 2/1/2017(e)		7,935	8,173
		$ 45,241	9.88%, 10/1/2020		17,705	19,210
			Chesapeake Energy Corp
Lodging - 2.80%			6.13%, 2/15/2021		20,930	21,924
Caesars Entertainment Operating Co Inc			9.50%, 2/15/2015		4,440	5,084
10.00%, 12/15/2018	29,415	22,172	Concho Resources Inc
Mandalay Resort Group			7.00%, 1/15/2021		10,270	11,092
7.63%, 7/15/2013	3,737	3,700	Denbury Resources Inc
MGM Resorts International			8.25%, 2/15/2020		16,779	18,541
10.00%, 11/1/2016	20,485	20,071	9.75%, 3/1/2016		9,735	10,782
Starwood Hotels & Resorts Worldwide Inc			GMX Resources Inc
6.75%, 5/15/2018	6,435	7,143	11.38%, 2/15/2019(d)		2,010	1,447
7.15%, 12/1/2019	14,285	16,142	Hilcorp Energy I LP/Hilcorp Finance Co
Wyndham Worldwide Corp			7.63%, 4/15/2021(d)		2,040	2,152
5.63%, 3/1/2021	6,775	6,947	8.00%, 2/15/2020(d)		20,990	22,564
5.75%, 2/1/2018	5,570	5,844	Linn Energy LLC/Linn Energy Finance Corp
7.38%, 3/1/2020	12,560	14,138	6.50%, 5/15/2019(d)		15,150	15,226
		$ 96,157	7.75%, 2/1/2021		7,290	7,782
Media - 4.41%			8.63%, 4/15/2020		7,975	8,792
Cablevision Systems Corp			Newfield Exploration Co
8.00%, 4/15/2020	13,310	14,042	5.75%, 1/30/2022		8,920	9,455
Cumulus Media Inc			Oasis Petroleum Inc
7.75%, 5/1/2019(d)	17,752	16,332	6.50%, 11/1/2021(f)		7,890	7,930

See accompanying notes

170

Schedule of Investments
High Yield Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)		Value (000's)

Oil & Gas (continued)			Pipelines (continued)
Petroleum Development Corp			Regency Energy Partners LP / Regency
12.00%, 2/15/2018	$ 17,040	$ 18,488	Energy Finance Corp (continued)
Petroquest Energy Inc			9.38%, 6/1/2016	$ 10,810		$ 11,999
10.00%, 9/1/2017	7,765	8,056				$ 157,896
Pioneer Natural Resources Co
7.50%, 1/15/2020	5,545	6,278	Regional Authority - 0.06%
Plains Exploration & Production Co			Provincia de Buenos Aires/Argentina
			10.88%, 1/26/2021(d)		2,400	1,902
6.63%, 5/1/2021	2,220	2,309
Precision Drilling Corp
6.50%, 12/15/2021(d)	4,790	5,053	REITS - 0.33%
6.63%, 11/15/2020	9,495	10,088	DuPont Fabros Technology LP
Quicksilver Resources Inc			8.50%, 12/15/2017		10,655	11,401
11.75%, 1/1/2016	5,043	5,699
SandRidge Energy Inc
8.00%, 6/1/2018(d)	3,960	3,960	Retail - 1.64%
Venoco Inc			AmeriGas Partners LP/AmeriGas Finance
11.50%, 10/1/2017	11,905	12,381	Corp
		$ 274,989	6.25%, 8/20/2019		15,475	15,320
			DineEquity Inc
Oil & Gas Services - 0.69%			9.50%, 10/30/2018		7,720	8,183
Cie Generale de Geophysique-Veritas			Ltd Brands Inc
9.50%, 5/15/2016	10,610	11,485	6.63%, 4/1/2021		9,700	10,185
Key Energy Services Inc			7.00%, 5/1/2020		6,965	7,418
6.75%, 3/1/2021	5,610	5,736	Suburban Propane Partners LP/Suburban
SESI LLC			Energy Finance Corp
6.38%, 5/1/2019(d)	6,345	6,472	7.38%, 3/15/2020		7,405	7,701
		$ 23,693	Toys R Us Property Co II LLC
			8.50%, 12/1/2017		7,030	7,426
Packaging & Containers - 1.13%						$ 56,233
ARD Finance SA
11.13%, 6/1/2018(d)	2,300	1,954	Savings & Loans - 0.00%
Crown Cork & Seal Co Inc			Washington Mutual Bank / Henderson NV
7.38%, 12/15/2026	11,053	11,606	0.00%, 10/31/2008(a)		3,500	4
Plastipak Holdings Inc			0.00%, 1/15/2013(a)		3,000	3
8.50%, 12/15/2015(d)	5,000	5,075	0.00%, 1/15/2015(a),(e)		2,000	2
10.63%, 8/15/2019(d)	2,955	3,206				$ 9
Sealed Air Corp
8.13%, 9/15/2019(d)	7,810	8,474	Semiconductors - 0.59%
8.38%, 9/15/2021(d)	7,810	8,454	Freescale Semiconductor Inc
			9.25%, 4/15/2018(d)		5,210	5,640
		$ 38,769	Jazz Technologies Inc
Pharmaceuticals - 0.88%			8.00%, 6/30/2015(d)		1	1
Endo Pharmaceuticals Holdings Inc			8.00%, 6/30/2015		15,827	14,679
7.00%, 7/15/2019(d)	6,320	6,825				$ 20,320
7.25%, 1/15/2022(d)	3,195	3,443
Mylan Inc/PA			Software - 0.36%
7.88%, 7/15/2020(d)	9,370	10,494	First Data Corp
			7.38%, 6/15/2019(d)		12,435	12,311
Omnicare Inc
7.75%, 6/1/2020	8,590	9,256
		$ 30,018	Sovereign - 0.32%
			Mexican Bonos
Pipelines - 4.60%			8.00%, 12/19/2013(e)	MXP	138,474	11,106
Chesapeake Midstream Partners LP / CHKM
Finance Corp
5.88%, 4/15/2021(d)	9,452	9,547	Telecommunications - 8.83%
El Paso Corp			Cincinnati Bell Inc
7.75%, 1/15/2032	8,685	10,010	8.38%, 10/15/2020	$ 25,065		25,566
Energy Transfer Equity LP			Clearwire Communications LLC/Clearwire
7.50%, 10/15/2020	9,390	10,141	Finance Inc
Enterprise Products Operating LLC			12.00%, 12/1/2015(d)		19,545	16,711
8.38%, 8/1/2066	44,630	46,192	CommScope Inc
MarkWest Energy Partners LP / MarkWest			8.25%, 1/15/2019(d)		3,000	2,955
Energy Finance Corp			Digicel Group Ltd
6.25%, 6/15/2022(f)	15,650	16,041	9.13%, 1/15/2015(d),(g)		14,780	14,891
6.50%, 8/15/2021	22,500	23,231	10.50%, 4/15/2018(d)		8,250	8,497
6.75%, 11/1/2020	1,565	1,643	Digicel Ltd
8.75%, 4/15/2018	8,515	9,579	8.25%, 9/1/2017(d)		4,200	4,284
Regency Energy Partners LP / Regency			12.00%, 4/1/2014(d)		10,800	12,204
Energy Finance Corp			Global Crossing Ltd
6.50%, 7/15/2021	8,050	8,372	9.00%, 11/15/2019(d)		1,585	1,918
6.88%, 12/1/2018	10,560	11,141	12.00%, 9/15/2015		335	384

See accompanying notes

171

Schedule of Investments High Yield Fund October 31, 2011

	Principal			SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's)		Value (000's)	(continued)	Amount (000's)	Value (000's)

Telecommunications (continued)				Automobile Parts & Equipment (continued)
Goodman Networks Inc				HLI Operating Co Inc, Term Loan
12.13%, 7/1/2018(d)	$ 14,370		$ 13,723	12.00%, 12/11/2013(e)	$ 3,139	$ 3,140
Intelsat Jackson Holdings SA						$ 6,410
7.25%, 10/15/2020(d)		13,000	13,033
8.50%, 11/1/2019		5,335	5,588	Chemicals - 0.16%
Intelsat Luxembourg SA				Ineos US Finance LLC, PIK Term Loan
				7.50%, 12/16/2013(e),(g)	2,595	2,647
11.50%, 2/4/2017		10,959	10,959	8.00%, 12/16/2014(e),(g)	2,816	2,886
11.25%, 2/4/2017		36,810	36,534
Level 3 Communications Inc						$ 5,533
11.88%, 2/1/2019		14,640	15,921	Commercial Services - 0.26%
Level 3 Financing Inc				Emergency Medical Services Corp, Asset-
8.13%, 7/1/2019(d)		7,210	7,138	Based Term Loan
9.25%, 11/1/2014		12,469	12,734	0.00%, 5/25/2018(e),(h)	5,000	4,885
10.00%, 2/1/2018		12,280	13,017	Hertz Corp/The, Synth Loc Loan
Nextel Communications Inc				1.00%, 2/16/2018(e)	4,500	4,185
7.38%, 8/1/2015		31,380	29,968			$ 9,070
NII Capital Corp
7.63%, 4/1/2021		13,205	13,601	Consumer Products - 0.06%
UPCB Finance III Ltd				Reynolds Group Holdings Inc, Term Loan
6.63%, 7/1/2020(d)		6,500	6,468	6.50%, 7/7/2018(e)	2,000	1,992
UPCB Finance Ltd
7.63%, 1/15/2020(d)	EUR	900	1,255
				Diversified Financial Services - 0.33%
Wind Acquisition Finance SA				Nuveen Investments Inc, Term Loan
11.75%, 7/15/2017(d)	$ 15,272		15,119	12.50%, 7/9/2015(e)	8,850	9,127
Wind Acquisition Holdings Finance SA				Pinnacle Foods Finance LLC / Pinnacle Foods
12.25%, 7/15/2017(d),(g)		14,521	13,214
				Finance Corp, Term Loan
Ziggo Finance BV				0.00%, 4/1/2014(e),(h)	2,000	2,015
6.13%, 11/15/2017(d)	EUR	4,950	6,952
						$ 11,142
			$ 302,634
				Electric - 0.76%
Transportation - 1.65%				Dynegy Power LLC, Term Loan
Kansas City Southern de Mexico SA de CV				9.25%, 8/5/2016(e)	10,125	10,089
6.13%, 6/15/2021	$ 14,519		15,100	Texas Competitive Electric Holdings Co LLC,
Navios Maritime Acquisition Corp / Navios				Term Loan
Acquisition Finance US Inc				3.76%, 10/10/2014(e)	21,533	16,012
8.63%, 11/1/2017		13,845	10,730			$ 26,101
Navios Maritime Holdings Inc / Navios
Maritime Finance US Inc				Entertainment - 0.62%
8.88%, 11/1/2017		7,915	7,578	CCM Merger Inc, Term Loan
PHI Inc				7.00%, 2/1/2017(e)	21,463	21,213
8.63%, 10/15/2018		7,420	7,457
Swift Services Holdings Inc				Forest Products & Paper - 0.45%
10.00%, 11/15/2018		15,140	15,670	Exopack LLC, Term Loan
			$ 56,535	6.50%, 5/6/2017(e)	5,002	4,902
TOTAL BONDS			$ 2,716,156	NewPage Corp, DIP Term Loan
	Principal			8.00%, 3/8/2013(e)	10,365	10,400
CONVERTIBLE BONDS - 0.41%	Amount (000's)		Value (000's)			$ 15,302

Food Service - 0.28%				Healthcare - Products - 0.03%
FU JI Food and Catering Services Holdings				Kinetic Concepts Inc, Term Loan
Ltd				0.00%, 4/20/2018(e),(h)	1,160	1,164
0.00%, 10/26/2009(a),(b),(c)	CNY	245,000	9,638

				Healthcare - Services - 0.66%
Pharmaceuticals - 0.00%				Aurora Diagnostics Inc, Term Loan
Vion Pharmaceuticals Inc				6.25%, 4/20/2016(e)	3,052	2,955
0.00%, 2/15/2012(a),(c)	$ 4,500		101
				Multiplan Inc, Term Loan B
				4.75%, 8/26/2017(e)	20,504	19,704
Telecommunications - 0.13%						$ 22,659
Clearwire Communications LLC / Clearwire				Insurance - 1.28%
Finance Inc				Asurion Corp, Term Loan
8.25%, 12/1/2040(d)		9,425	4,489
				5.49%, 5/10/2018(e)	17,754	17,466
				9.00%, 5/10/2019(e)	25,705	25,130
TOTAL CONVERTIBLE BONDS			$ 14,228	CNO Financial Group Inc, Term Loan
SENIOR FLOATING RATE INTERESTS -	Principal			6.25%, 9/30/2016(e)	1,250	1,247
8.27%	Amount (000's) Value (000's)					$ 43,843
Automobile Parts & Equipment - 0.19%
HHI Holdings LLC, Term Loan
7.00%, 3/18/2017(e)	$ 3,328		$ 3,270

See accompanying notes

172

Schedule of Investments High Yield Fund October 31, 2011

SENIOR FLOATING RATE INTERESTS	Principal		REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Internet - 0.44%			Banks (continued)
Open Solutions Inc, Term Loan B			Investment in Joint Trading Account; Deutsche $	91,412	$ 91,412
2.54%, 1/23/2014(e)	$ 17,726	$ 14,985	Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities;
Lodging - 0.67%			$93,240,413; 0.00% - 0.05%; dated
Caesars Entertainment Operating Co Inc, Term			12/21/11 - 10/15/29)
Loan
3.36%, 1/28/2015(e)	5,509	4,844	Investment in Joint Trading Account; Merrill	85,765	85,765
9.50%, 10/31/2016(e)	18,034	18,161	Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
		$ 23,005	(collateralized by US Government
Media - 0.87%			Securities; $87,480,021; 0.00% - 8.13%;
Cumulus Media Holdings Inc, Term Loan			dated 11/25/11 - 09/15/60)
7.50%, 1/14/2019(e)	3,200	3,104			$ 253,354
Univision Communications Inc, Term Loan			TOTAL REPURCHASE AGREEMENTS		$ 253,354
4.50%, 3/29/2017(e)	29,349	26,623	Total Investments		$ 3,416,602
		$ 29,727	Other Assets in Excess of Liabilities, Net - 0.36%		$ 12,431

Pharmaceuticals - 0.17%			TOTAL NET ASSETS - 100.00%		$ 3,429,033
Grifols SA, Term Loan
6.00%, 6/4/2016(e)	5,835	5,838
(a) Non-Income Producing Security
(b) Security is Illiquid
Retail - 0.21%			(c)	Market value is determined in accordance with procedures established in
DineEquity Inc, Term Loan			good faith by the Board of Directors. At the end of the period, the value of
0.00%, 10/19/2017(e),(h)	2,000	1,988	these securities totaled $47,832 or 1.39% of net assets.
Dunkin' Brands Inc, Term Loan			(d)	Security exempt from registration under Rule 144A of the Securities Act of
0.00%, 11/23/2017(e),(h)	3,000	2,988	1933. These securities may be resold in transactions exempt from
Neiman Marcus Group Inc/The, Term Loan			registration, normally to qualified institutional buyers. Unless otherwise
0.00%, 4/25/2018(e),(h)	2,350	2,287	indicated, these securities are not considered illiquid. At the end of the
		$ 7,263	period, the value of these securities totaled $969,186 or 28.26% of net assets.
Semiconductors - 0.21%			(e)	Variable Rate. Rate shown is in effect at October 31, 2011.
Freescale Semiconductor Inc, Term Loan			(f) Security purchased on a when-issued basis.
4.49%, 12/1/2016(e)	7,667	7,356	(g)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
Software - 0.48%			(h)	This Senior Floating Rate Note will settle after October 31, 2011, at which
First Data Corp, Term Loan B1			time the interest rate will be determined.
2.99%, 12/24/2014(e)	10,564	9,763
First Data Corp, Term Loan B3
2.99%, 9/24/2014(e)	7,121	6,581	Unrealized Appreciation (Depreciation)
		$ 16,344	The net federal income tax unrealized appreciation (depreciation) and federal tax
Telecommunications - 0.42%			cost of investments held as of the period end were as follows:
Intelsat Jackson Holdings SA, Term Loan
3.39%, 2/1/2014(e)	10,500	10,106	Unrealized Appreciation		$ 45,549
UPC Financing Partnership, Term Loan			Unrealized Depreciation		(118,179)
0.00%, 12/31/2017(e),(h)	4,420	4,398	Net Unrealized Appreciation (Depreciation)		$ (72,630)
		$ 14,504	Cost for federal income tax purposes		$ 3,489,232

TOTAL SENIOR FLOATING RATE INTERESTS		$ 283,451	All dollar amounts are shown in thousands (000's)
U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS - 2.90%	Amount (000's)	Value (000's)	Portfolio Summary (unaudited)
U.S. Treasury - 2.90%			Sector		Percent
1.00%, 9/30/2016	$ 50,000	$ 50,035	Financial		22 .14%
1.38%, 9/30/2018	50,000	49,281	Communications		16 .42%
		$ 99,316	Energy		15 .29%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY			Consumer, Cyclical		13 .47%
OBLIGATIONS		$ 99,316	Consumer, Non-cyclical		10 .29%
	Maturity		Industrial		4 .97%
REPURCHASE AGREEMENTS - 7.39%	Amount (000's)	Value (000's)	Utilities		4 .69%
			Technology		4 .62%
Banks - 7.39%			Basic Materials		4 .26%
Investment in Joint Trading Account; Credit	$ 76,177	$ 76,177	Government		3 .36%
Suisse Repurchase Agreement; 0.08%			Mortgage Securities		0 .13%
dated 10/31/11 maturing 11/01/11			Other Assets in Excess of Liabilities, Net		0 .36%
(collateralized by US Government			TOTAL NET ASSETS		100.00%
Securities; $77,700,344; 0.00%; dated
05/15/12 - 08/15/35)

See accompanying notes

173

Schedule of Investments
High Yield Fund
October 31, 2011

Credit Default Swaps

Sell Protection
		Implied
		Credit Spread	(Pay)/				Upfront	Unrealized
		as of October	Receive	Expiration	Notional	Market	Premiums	Appreciation/
Counterparty (Issuer)	Reference Entity	31, 2011 (c) Fixed Rate		Date	Amount (a)	Value (b) Paid/(Received)		(Depreciation)
UBS Securities	CDX.NA.HY.17	N/A	5.00%	12/20/2016	$ 50,000	$ (3,018) $	(3,691) $	673
UBS Securities	CDX.NA.HY.17	N/A	5.00%	12/20/2016	25,000	(1,509)	(1,900)	391
UBS Securities	CDX.NA.HY.17	N/A	5.00%	12/20/2016	25,000	(1,509)	(1,948)	439

(a) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement.

(b) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

All dollar amounts are shown in thousands (000's)

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
New Flyer Industries Inc	2,733,500	$ 23,687	—	$ —	2,733,500	$ 22,103	—	$ —
		$ 23,687		$ –		$ 22,103		$ –

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
New Flyer Industries Inc	$ 2,162		$ (1,584)			$ —
	$ 2,162		$ (1,584)			$ —
All dollar amounts are shown in thousands (000's)

See accompanying notes

174

Schedule of Investments
Income Fund
October 31, 2011

COMMON STOCKS - 0.06%		Shares Held	Value (000's)		Principal

Diversified Financial Services - 0.00%				BONDS (continued)	Amount (000's)	Value (000's)
Adelphia Recovery Trust (a),(b),(c)		658,740	$ —	Chemicals - 0.73%
				Airgas Inc
				4.50%, 09/15/2014	$ 5,000	$ 5,323
Energy Pipelines Maintenance - 0.06% Services LLC (a),(b),(c)		13,299,000	997	7.13%, 10/01/2018	6,000	6,408
						$ 11,731

TOTAL COMMON STOCKS			$ 997	Commercial Services - 0.64%
		Principal		Ceridian Corp
BONDS - 70.77%		Amount (000's)	Value (000's)	11.25%, 11/15/2015(e)	12,000	10,200

Aerospace & Defense - 1.05%
Lockheed Martin Corp				Diversified Financial Services - 5.44%
3.35%, 09/15/2021		$ 2,000	$ 2,016	American Honda Finance Corp
5.50%, 11/15/2039		8,000	9,017	3.80%, 09/20/2021(d)	10,000	10,169
5.72%, 06/01/2040		3,795	4,446	DVI Inc
Lockheed Martin Tactical Systems Inc				0.00%, 02/01/2004(a),(b)	8,125	1,442
7.63%, 06/15/2025		1,000	1,364	0.00%, 02/01/2004(a),(b)	400	71
			$ 16,843	ERAC USA Finance LLC
				4.50%, 08/16/2021(d)	2,000	2,044
Automobile Manufacturers - 0.44%				6.38%, 10/15/2017(d)	4,000	4,645
New Flyer Industries Canada ULC				7.00%, 10/15/2037(d)	4,000	4,675
14.00%, 08/19/2020(b),(c),(d)	CAD	7,000	6,952
				FUEL Trust
				3.98%, 06/15/2016(d)	15,000	14,834
Automobile Parts & Equipment - 0.41%				General Electric Capital Corp
Accuride Corp				4.65%, 10/17/2021	9,000	9,271
9.50%, 08/01/2018		$ 6,750	6,598	5.30%, 02/11/2021	2,000	2,129
				International Lease Finance Corp
				8.75%, 03/15/2017(e)	13,000	13,702
Banks - 10.66%				Jefferies Group Inc
Bank of America Corp				6.25%, 01/15/2036	9,000	7,741
5.42%, 03/15/2017		5,000	4,702	7.75%, 03/15/2012	7,500	7,636
6.80%, 03/15/2028		670	631	Merrill Lynch & Co Inc
8.00%, 12/29/2049(e)		4,000	3,722
8.13%, 12/29/2049(e)		10,000	9,305	5.00%, 01/15/2015	3,000	3,030
				6.50%, 07/15/2018	2,000	1,985
Citigroup Inc				6.75%, 06/01/2028	2,000	2,006
3.95%, 06/15/2016		3,000	3,072	QHP Royalty Sub LLC
5.85%, 08/02/2016		12,000	12,865	10.25%, 03/15/2015(b),(d)	1,537	1,562
FleetBoston Financial Corp						$ 86,942
6.88%, 01/15/2028		995	945
Goldman Sachs Group Inc/The				Electric - 8.11%
3.63%, 02/07/2016		5,000	4,954	Arizona Public Service Co
5.35%, 01/15/2016		2,000	2,118	6.50%, 03/01/2012	5,000	5,083
6.60%, 01/15/2012		10,000	10,112	Dominion Resources Inc/VA
ING Bank NV				5.00%, 03/15/2013	10,000	10,526
4.00%, 03/15/2016(d)		7,000	7,166	Edison Mission Energy
5.00%, 06/09/2021(d)		9,000	9,238	7.20%, 05/15/2019	13,000	8,645
JP Morgan Chase & Co				Exelon Generation Co LLC
5.13%, 09/15/2014		12,000	12,774	6.20%, 10/01/2017	9,000	10,386
7.90%, 04/29/2049(e)		5,000	5,384	6.25%, 10/01/2039	3,000	3,570
Lloyds TSB Bank PLC				GenOn Americas Generation LLC
6.38%, 01/21/2021		14,000	14,995	8.50%, 10/01/2021	8,500	8,330
Morgan Stanley				GenOn Energy Inc
3.80%, 04/29/2016		4,000	3,870	9.88%, 10/15/2020	6,500	6,857
4.75%, 04/01/2014		5,000	5,024	LG&E and KU Energy LLC
6.25%, 08/09/2026		7,000	7,186	3.75%, 11/15/2020	5,000	4,953
PNC Financial Services Group Inc				4.38%, 10/01/2021(d)	1,000	1,020
6.75%, 08/01/2049(e)		15,000	14,998	Metropolitan Edison Co
US Bancorp				4.95%, 03/15/2013	7,000	7,310
4.13%, 05/24/2021		3,000	3,303	Nisource Finance Corp
US Bank NA/Cincinnati OH				5.25%, 09/15/2017	2,000	2,228
4.95%, 10/30/2014		6,000	6,545	5.40%, 07/15/2014	5,000	5,417
Wells Fargo & Co				6.15%, 03/01/2013	5,000	5,300
4.63%, 04/15/2014		11,000	11,484	Ohio Edison Co
7.98%, 03/29/2049(e)		15,000	16,050	5.45%, 05/01/2015	5,000	5,498
			$ 170,443	Oncor Electric Delivery Co LLC
				7.00%, 09/01/2022	12,000	15,290
Beverages - 0.82%				PacifiCorp
Anheuser-Busch InBev Worldwide Inc				4.95%, 08/15/2014	5,000	5,466
7.75%, 01/15/2019		10,000	13,074	5.25%, 06/15/2035	5,000	5,635
				6.25%, 10/15/2037	2,000	2,613
				PPL Energy Supply LLC
				6.40%, 11/01/2011	5,000	5,000

See accompanying notes

175

Schedule of Investments Income Fund October 31, 2011

		Principal				Principal
BONDS (continued)		Amount (000's)		Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Electric (continued)					Iron & Steel - 2.05%
PPL Energy Supply LLC	(continued)				Allegheny Technologies Inc
6.50%, 05/01/2018		$ 3,000		$ 3,402	5.95%, 01/15/2021	$ 16,000	$ 17,348
Southwestern Electric Power Co					ArcelorMittal
5.38%, 04/15/2015			6,500	7,123	5.50%, 03/01/2021	16,000	15,461
				$ 129,652			$ 32,809

Entertainment - 1.63%					Leisure Products & Services - 1.16%
CCM Merger Inc					Royal Caribbean Cruises Ltd
8.00%, 08/01/2013(d)			11,000	10,450	6.88%, 12/01/2013	6,000	6,255
Gateway Casinos & Entertainment Ltd					7.25%, 03/15/2018	5,000	5,200
8.88%, 11/15/2017(d)		CAD	2,500	2,521	Seven Seas Cruises S de RL LLC
Peninsula Gaming LLC / Peninsula Gaming					9.13%, 05/15/2019(d)	7,000	7,140
Corp							$ 18,595
10.75%, 08/15/2017		$ 12,750		13,132
				$ 26,103	Lodging - 1.83%
					Boyd Gaming Corp
Environmental Control - 1.03%					9.13%, 12/01/2018	17,000	16,617
Republic Services Inc					MGM Resorts International
3.80%, 05/15/2018			2,000	2,091	13.00%, 11/15/2013	10,000	11,525
5.00%, 03/01/2020			12,000	13,340	11.13%, 11/15/2017	1,000	1,135
Waste Management Inc							$ 29,277
2.60%, 09/01/2016			1,000	1,016
				$ 16,447	Media - 2.92%
					Comcast Corp
Food - 0.40%					5.15%, 03/01/2020	2,000	2,286
Corn Products International Inc					6.45%, 03/15/2037	7,000	8,369
4.63%, 11/01/2020			6,000	6,316	6.95%, 08/15/2037	3,000	3,780
					Historic TW Inc
					9.15%, 02/01/2023	5,260	7,311
Forest Products & Paper - 0.74%					News America Inc
Plum Creek Timberlands LP
4.70%, 03/15/2021			12,000	11,799	6.40%, 12/15/2035	8,000	9,000
					Time Warner Cable Inc
					4.00%, 09/01/2021	2,000	2,048
Gas - 0.60%					4.13%, 02/15/2021	2,000	2,073
Sempra Energy					5.00%, 02/01/2020	2,000	2,197
6.00%, 02/01/2013			9,000	9,525	6.55%, 05/01/2037	6,000	7,060
					7.30%, 07/01/2038	2,000	2,581

Healthcare - Services - 2.74%							$ 46,705
Alliance HealthCare Services Inc					Mining - 0.82%
8.00%, 12/01/2016			17,000	11,815	Xstrata Canada Corp
HCA Inc					6.00%, 10/15/2015	12,000	13,163
7.50%, 02/15/2022			3,000	3,060
7.50%, 11/06/2033			1,700	1,504
HealthSouth Corp					Oil & Gas - 4.84%
7.25%, 10/01/2018			2,000	2,000	BG Energy Capital PLC
					2.88%, 10/15/2016(d)	2,000	2,056
7.75%, 09/15/2022			6,000	6,000	4.00%, 10/15/2021(d)	2,500	2,578
Multiplan Inc
9.88%, 09/01/2018(d)			6,000	6,180	Bill Barrett Corp
Tenet Healthcare Corp					7.63%, 10/01/2019	5,500	5,816
9.00%, 05/01/2015			6,000	6,375	BP Capital Markets PLC
10.00%, 05/01/2018			6,000	6,885	4.75%, 03/10/2019	14,000	15,503
				$ 43,819	Nabors Industries Inc
					5.00%, 09/15/2020	14,000	14,532
Insurance - 2.86%					Petro-Canada
Aspen Insurance Holdings Ltd					4.00%, 07/15/2013	3,000	3,126
6.00%, 08/15/2014			2,500	2,639	9.25%, 10/15/2021	8,500	11,730
6.00%, 12/15/2020			4,500	4,628	Rowan Cos Inc
Berkshire Hathaway Inc					5.00%, 09/01/2017	14,000	14,456
3.75%, 08/15/2021			5,000	5,134	XTO Energy Inc
Farmers Insurance Exchange					6.75%, 08/01/2037	5,000	7,616
6.00%, 08/01/2014(d)			6,000	6,298			$ 77,413
Fidelity National Financial Inc
6.60%, 05/15/2017			12,000	13,093	Oil & Gas Services - 1.31%
Prudential Financial Inc					Schlumberger Investment SA
					3.30%, 09/14/2021(d)	6,000	6,140
5.38%, 06/21/2020			2,000	2,226
7.38%, 06/15/2019			4,000	4,857	Weatherford International Ltd/Bermuda
8.88%, 06/15/2038(e)			6,000	6,780	5.13%, 09/15/2020	14,000	14,817
				$ 45,655			$ 20,957

See accompanying notes

176

Schedule of Investments Income Fund October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Packaging & Containers - 0.73%			Retail - 1.90%
Sealed Air Corp			Asbury Automotive Group Inc
5.63%, 07/15/2013(d)	$ 4,000	$ 4,171	8.38%, 11/15/2020	$ 2,500	$ 2,475
7.88%, 06/15/2017	7,000	7,476	Neiman Marcus Group Inc/The
		$ 11,647	10.38%, 10/15/2015	13,000	13,520
			Sonic Automotive Inc
Pharmaceuticals - 0.53%			9.00%, 03/15/2018	13,750	14,300
Elan Finance PLC / Elan Finance Corp					$ 30,295
8.75%, 10/15/2016	3,000	3,195
8.75%, 10/15/2016	5,000	5,325	Telecommunications - 1.59%
		$ 8,520	Corning Inc
			4.25%, 08/15/2020	10,000	10,660
Pipelines - 2.98%			5.90%, 03/15/2014	1,367	1,490
DCP Midstream LLC			Qwest Corp
4.75%, 09/30/2021(d)	2,000	2,087
			6.75%, 12/01/2021	12,500	13,281
El Paso Natural Gas Co					$ 25,431
7.50%, 11/15/2026	10,000	11,822
Enterprise Products Operating LLC			Transportation - 0.64%
6.38%, 02/01/2013	2,500	2,643	Trailer Bridge Inc
Express Pipeline LP			9.25%, 11/15/2011	12,000	10,260
7.39%, 12/31/2017(d)	6,968	7,501
Southern Natural Gas Co			TOTAL BONDS		$ 1,131,520
8.00%, 03/01/2032	4,000	5,081		Principal
Tennessee Gas Pipeline Co			CONVERTIBLE BONDS - 0.69%	Amount (000's)	Value (000's)
8.38%, 06/15/2032	2,000	2,535
TransCanada PipeLines Ltd			Healthcare - Products - 0.54%
6.10%, 06/01/2040	5,000	6,345	China Medical Technologies Inc
7.25%, 08/15/2038	7,000	9,675	4.00%, 08/15/2013	12,000	8,520
		$ 47,689

Real Estate - 0.97%			Pharmaceuticals - 0.15%
WEA Finance LLC			Omnicare Inc
4.63%, 05/10/2021(d)	2,000	1,980	3.25%, 12/15/2035	2,682	2,437
WEA Finance LLC / WT Finance Aust Pty
Ltd			TOTAL CONVERTIBLE BONDS		$ 10,957
6.75%, 09/02/2019(d)	12,000	13,549	SENIOR FLOATING RATE INTERESTS -	Principal
		$ 15,529	1.09%	Amount (000's) Value (000's)

REITS - 8.20%			Entertainment - 0.33%
Arden Realty LP			CCM Merger Inc, Term Loan
			7.00%, 02/01/2017(e)	$ 5,294	$ 5,232
5.25%, 03/01/2015	8,000	8,480
BioMed Realty LP
3.85%, 04/15/2016	6,000	5,901	Lodging - 0.76%
6.13%, 04/15/2020	8,000	8,348	Station GVR Acquisition LLC, Term Loan
Duke Realty LP			6.25%, 05/27/2016(e)	2,436	2,309
8.25%, 08/15/2019	13,000	15,260	10.00%, 05/27/2017(e)	10,500	9,923
HCP Inc					$ 12,232
5.38%, 02/01/2021	3,000	3,081	TOTAL SENIOR FLOATING RATE INTERESTS		$ 17,464
6.00%, 03/01/2015	1,750	1,866	U.S. GOVERNMENT & GOVERNMENT	Principal
6.45%, 06/25/2012	3,000	3,076	AGENCY OBLIGATIONS - 23.02%	Amount (000's)	Value (000's)
7.07%, 06/08/2015	2,250	2,452	Federal Home Loan Mortgage Corporation (FHLMC) -
Health Care REIT Inc			9.20%
6.00%, 11/15/2013	8,000	8,403	4.00%, 04/01/2039(f)	$ 11,741	$ 12,199
6.13%, 04/15/2020	2,000	2,053	4.00%, 04/01/2039(f)	14,078	14,739
6.20%, 06/01/2016	3,000	3,214	4.50%, 08/01/2033(f)	8,110	8,611
Healthcare Realty Trust Inc			4.50%, 08/01/2033(f)	4,359	4,627
5.13%, 04/01/2014	2,000	2,067	4.50%, 08/01/2033(f)	5,860	6,222
5.75%, 01/15/2021	2,000	1,996	4.50%, 05/01/2039(f)	13,893	14,670
6.50%, 01/17/2017	12,500	13,491	4.50%, 06/01/2039(f)	7,679	8,189
Kimco Realty Corp			4.50%, 07/01/2039(f)	17,893	19,017
6.88%, 10/01/2019	12,000	13,728	5.00%, 08/01/2035(f)	4,124	4,441
Nationwide Health Properties Inc			5.00%, 11/01/2035(f)	7,363	7,915
6.00%, 05/20/2015	12,000	12,947	5.00%, 10/01/2038(f)	13,353	14,199
Shurgard Storage Centers LLC			5.50%, 11/01/2017(f)	1,522	1,644
5.88%, 03/15/2013	9,000	9,429	5.50%, 01/01/2018(f)	471	509
Simon Property Group LP			5.50%, 05/01/2031(f)	563	612
4.38%, 03/01/2021	3,000	3,104	5.50%, 06/01/2035(f)	6,838	7,425
10.35%, 04/01/2019	9,000	12,235	5.50%, 01/01/2036(f)	7,690	8,427
		$ 131,131	5.50%, 04/01/2036(f)	6,961	7,662
			6.00%, 03/01/2031(f)	133	148
			6.00%, 05/01/2032(f)	670	743
			6.00%, 06/01/2038(f)	3,068	3,386

See accompanying notes

177

Schedule of Investments Income Fund October 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		REPURCHASE AGREEMENTS	Maturity
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's) Value (000's)

Federal Home Loan Mortgage Corporation (FHLMC)			Banks (continued)
(continued)
6.50%, 01/01/2029(f)	$ 182	$ 207	Investment in Joint Trading Account; Merrill	$ 19,374 $	19,374
6.50%, 05/01/2029(f)	312	353	Lynch Repurchase Agreement; 0.09%
6.50%, 06/01/2029(f)	434	493	dated 10/31/11 maturing 11/01/11
6.50%, 06/01/2029(f)	164	187	(collateralized by US Government
6.50%, 08/01/2029(f)	127	144	Securities; $19,761,483; 0.00% - 8.13%;
7.00%, 01/01/2032(f)	209	241	dated 11/25/11 - 09/15/60)
		$ 147,010			$ 57,232
			TOTAL REPURCHASE AGREEMENTS		$ 57,232
Federal National Mortgage Association (FNMA) - 11.20%			Total Investments		$ 1,586,162
3.50%, 01/01/2041(f)	11,688	11,892	Other Assets in Excess of Liabilities, Net - 0.79%		$ 12,697
4.00%, 03/01/2039(f)	14,545	15,138	TOTAL NET ASSETS - 100.00%		$ 1,598,859
4.00%, 08/01/2040(f)	13,758	14,319
4.00%, 09/01/2040(f)	19,108	19,973
4.00%, 11/01/2040(f)	12,405	12,910	(a) Non-Income Producing Security
4.50%, 06/01/2039(f)	11,759	12,450	(b) Security is Illiquid
4.50%, 08/01/2039(f)	7,172	7,671	(c)	Market value is determined in accordance with procedures established in
4.50%, 05/01/2040(f)	12,918	13,733	good faith by the Board of Directors. At the end of the period, the value of
5.00%, 01/01/2018(f)	1,320	1,426	these securities totaled $7,949 or 0.50% of net assets.
5.00%, 10/01/2032(f)	1,427	1,540	(d)	Security exempt from registration under Rule 144A of the Securities Act of
5.00%, 08/01/2035(f)	13,877	14,963	1933. These securities may be resold in transactions exempt from
5.00%, 04/01/2039(f)	8,708	9,427	registration, normally to qualified institutional buyers. Unless otherwise
5.00%, 12/01/2039(f)	6,193	6,671	indicated, these securities are not considered illiquid. At the end of the
5.00%, 04/01/2040(f)	10,743	11,691	period, the value of these securities totaled $134,956 or 8.44% of net
5.00%, 06/01/2040(f)	9,509	10,349	assets.
5.50%, 03/01/2033(f)	1,614	1,762	(e)	Variable Rate. Rate shown is in effect at October 31, 2011.
5.50%, 02/01/2035(f)	9,905	10,854	(f)	This entity was put into conservatorship by the US Government in 2008.
6.00%, 04/01/2032(f)	474	526	See Notes to Financial Statements for additional information.
6.50%, 09/01/2028(f)	59	67
6.50%, 11/01/2028(f)	67	75
6.50%, 05/01/2031(f)	97	109
6.50%, 04/01/2032(f)	689	776	Unrealized Appreciation (Depreciation)
6.50%, 05/01/2032(f)	624	702	The net federal income tax unrealized appreciation (depreciation) and federal tax
7.00%, 01/01/2030(f)	5	6	cost of investments held as of the period end were as follows:
7.45%, 06/01/2016(f)	29	29
			Unrealized Appreciation		$ 94,327
		$ 179,059	Unrealized Depreciation		(23,194)
Government National Mortgage Association (GNMA) -			Net Unrealized Appreciation (Depreciation)		$ 71,133
0.10%			Cost for federal income tax purposes		$ 1,515,029
6.00%, 05/20/2032(e)	1,209	1,357
7.00%, 06/20/2031	179	209	All dollar amounts are shown in thousands (000's)
		$ 1,566

U.S. Treasury - 2.52%			Portfolio Summary (unaudited)
1.75%, 05/31/2016	10,000	10,391	Sector		Percent
2.63%, 11/15/2020	6,000	6,294	Financial		31 .71%
3.63%, 02/15/2020	15,000	17,042	Mortgage Securities		20 .50%
3.75%, 08/15/2041	6,000	6,630	Energy		9 .19%
		$ 40,357	Utilities		8 .71%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY			Consumer, Cyclical		8 .46%
OBLIGATIONS		$ 367,992	Consumer, Non-cyclical		5 .82%
	Maturity		Communications		4 .51%
REPURCHASE AGREEMENTS - 3.58%	Amount (000's)	Value (000's)	Basic Materials		4 .34%
			Industrial		3 .45%
Banks - 3.58%			Government		2 .52%
Investment in Joint Trading Account; Credit	$ 17,208	$ 17,208	Other Assets in Excess of Liabilities, Net		0 .79%
Suisse Repurchase Agreement; 0.08%			TOTAL NET ASSETS		100.00%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $17,552,283; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	20,650	20,650
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities;
$21,062,740; 0.00% - 0.05%; dated
12/21/11 - 10/15/29)

See accompanying notes

178

Schedule of Investments
Inflation Protection Fund
October 31, 2011

	Principal				Principal
BONDS - 2.61%	Amount (000's)	Value (000's)	BONDS (continued)		Amount (000's)	Value (000's)

Banks - 0.01%			Mortgage Backed Securities (continued)
HSBC USA Capital Trust I			Homebanc Mortgage Trust
7.81%, 12/15/2026(a)	$ 100	$ 100	0.58%, 01/25/2036(b)		$ 720	$ 449
			Impac CMB Trust
			0.49%, 05/25/2037(b),(d)		1,063	832
Diversified Financial Services - 0.44%			0.86%, 04/25/2035(b),(d)		206	113
Bear Stearns Cos LLC/The			1.01%, 08/25/2035(b),(d)		44	9
0.51%, 11/28/2011(b)	1,500	1,500
			1.22%, 10/25/2034(b),(d)		33	22
Sirens BV			2.57%, 10/25/2034(b),(d)		68	22
2.20%, 04/13/2012(a),(b),(c)	2,000	1,928
			Impac Secured Assets CMN Owner Trust
		$ 3,428	0.41%, 09/25/2036(b)		1,221	648
Home Equity Asset Backed Securities - 0.04%			Indymac Index Mortgage Loan Trust
Asset Backed Securities Corp Home Equity			0.42%, 02/25/2037(b)		1,460	977
0.34%, 07/25/2036(b)	150	148	JP Morgan Alternative Loan Trust
First NLC Trust			0.39%, 03/25/2037(b),(d)		1,321	643
0.54%, 09/25/2035(b)	68	68	LB-UBS Commercial Mortgage Trust
New Century Home Equity Loan Trust			5.59%, 06/15/2031		390	395
0.53%, 03/25/2035(b),(d)	55	48	Merrill Lynch / Countrywide Commercial
Option One Mortgage Loan Trust			Mortgage Trust
0.69%, 03/25/2037(b),(d)	2,000	67	0.20%, 07/12/2046(a),(b)		15,897	196
1.24%, 02/25/2035(b),(d)	23	3	Merrill Lynch Alternative Note Asset Trust
		$ 334	0.45%, 04/25/2037(b),(d)		3,857	1,362
			Morgan Stanley Capital I
Mortgage Backed Securities - 1.49%			0.84%, 12/20/2046(a),(b)		200	—
Bear Stearns Alt-A Trust			WaMu Mortgage Pass Through Certificates
0.41%, 04/25/2037(b)	891	307	0.46%, 08/25/2046(b)		392	77
Bear Stearns Commercial Mortgage			0.61%, 01/25/2045(b)		128	83
Securities			Washington Mutual Alternative Mortgage
7.00%, 05/20/2030	134	137	Pass-Through Certificates
Chase Mortgage Finance Corp			0.42%, 01/25/2047(b)		1,002	21
2.78%, 07/25/2037(b)	273	239	0.52%, 06/25/2046(b)		208	10
Citigroup/Deutsche Bank Commercial						$ 11,589
Mortgage Trust
0.37%, 12/11/2049(a),(b)	7,869	109	Other Asset Backed Securities - 0.19%
0.47%, 10/15/2048(b)	26,798	263	Ameriquest Mortgage Securities Inc
Countrywide Alternative Loan Trust			0.55%, 04/25/2034(b)		297	219
0.45%, 05/25/2047(b)	3,146	923	Argent Securities Inc
0.50%, 07/25/2046(b)	1,547	821	0.36%, 04/25/2036(b)		37	11
0.52%, 06/25/2036(b)	517	29	Carrington Mortgage Loan Trust
0.66%, 12/25/2035(b),(d)	343	53	0.47%, 12/25/2035(b)		25	24
Fannie Mae			Countrywide Asset-Backed Certificates
0.44%, 01/25/2023(b)	17	17	0.49%, 03/25/2036(b),(d)		892	544
0.49%, 11/25/2022(b)	16	16	0.61%, 02/25/2036(b)		55	50
0.49%, 03/25/2035(b)	81	81	0.74%, 02/25/2037(b),(d)		3,000	87
0.54%, 02/25/2018(b)	15	15	1.37%, 12/25/2032(b),(d)		59	40
0.54%, 03/25/2018(b)	117	117	Fannie Mae Grantor Trust
0.54%, 02/25/2032(b)	17	17	0.75%, 04/25/2035(b)		85	84
Fannie Mae Whole Loan			Fannie Mae Whole Loan
0.39%, 05/25/2035(b),(d)	25	25	0.54%, 11/25/2033(b)		3	3
0.44%, 05/25/2035(b),(d)	62	62	First-Citizens Home Equity Loan LLC
0.69%, 02/25/2047(b)	62	62	0.45%, 09/15/2022(a),(b)		329	305
Freddie Mac			Long Beach Mortgage Loan Trust
0.49%, 03/15/2023(b)	58	58	0.77%, 06/25/2034(b)		199	142
0.54%, 02/15/2018(b)	135	135				$ 1,509
0.54%, 06/15/2018(b)	144	144
0.64%, 09/15/2033(b)	184	184	Sovereign - 0.44%
0.69%, 06/15/2023(b)	44	44	Italy Buoni Poliennali Del Tesoro
G-Force LLC			2.10%, 09/15/2021	EUR	3,189	3,452
0.54%, 12/25/2039(a),(b)	1,000	612
Ginnie Mae			TOTAL BONDS			$ 20,412
0.59%, 10/20/2031(b)	72	72	U.S. GOVERNMENT & GOVERNMENT		Principal
0.80%, 03/16/2047(b)	4,378	179	AGENCY OBLIGATIONS - 92.68%		Amount (000's)	Value (000's)
1.30%, 10/16/2012(b)	1,736	15	U.S. Treasury - 2.20%
4.51%, 10/16/2028(b)	308	314	2.00%, 04/30/2016		$ 8,947	$ 9,403
Greenwich Capital Commercial Funding			3.63%, 02/15/2021(e)		5,690	6,444
Corp			3.75%, 08/15/2041(e)		1,155	1,276
0.32%, 03/10/2039(a),(b)	51,832	600				$ 17,123
GSC Capital Corp Mortgage Trust
0.50%, 02/25/2036(b),(d)	279	27	U.S. Treasury Inflation-Indexed Obligations - 90.48%
GSR Mortgage Loan Trust			0.13%, 04/15/2016		51,311	53,752
0.50%, 08/25/2046(b),(d)	213	53	0.50%, 04/15/2015		54,613	57,549

See accompanying notes

179

Schedule of Investments Inflation Protection Fund October 31, 2011

			Portfolio Summary (unaudited)

U.S. GOVERNMENT & GOVERNMENT	Principal		Sector	Percent
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	Government	93 .12%
			Mortgage Securities	1 .50%
U.S. Treasury Inflation-Indexed Obligations (continued)			Financial	0 .45%
0.63%, 04/15/2013	$ 8,976	$ 9,190	Asset Backed Securities	0 .22%
0.63%, 07/15/2021	4,032	4,246	Other Assets in Excess of Liabilities, Net	4 .71%
1.13%, 01/15/2021	37,847	41,617	TOTAL NET ASSETS	100.00%
1.25%, 04/15/2014	6,160	6,522
1.38%, 07/15/2018	5,494	6,155
1.38%, 01/15/2020	26,205	29,409
1.63%, 01/15/2015	14,036	15,276
1.63%, 01/15/2018	5,937	6,711
1.75%, 01/15/2028	10,792	12,749
1.88%, 07/15/2013	19,076	20,102
1.88%, 07/15/2015	16,845	18,713
1.88%, 07/15/2019	12,596	14,620
2.00%, 04/15/2012	18,058	18,233
2.00%, 01/15/2014(e)	24,472	26,206
2.00%, 07/15/2014	20,722	22,557
2.00%, 01/15/2026	7,088	8,572
2.13%, 01/15/2019	4,788	5,625
2.13%, 02/15/2040	41,055	53,904
2.13%, 02/15/2041	46,561	61,508
2.38%, 01/15/2017	17,372	20,200
2.38%, 01/15/2025	26,136	32,762
2.38%, 01/15/2027	35,780	45,488
2.50%, 07/15/2016	3,654	4,251
2.50%, 01/15/2029	32,510	42,578
2.63%, 07/15/2017	10,515	12,524
3.00%, 07/15/2012	3,144	3,236
3.38%, 01/15/2012	3,623	3,647
3.38%, 04/15/2032	1,066	1,610
3.63%, 04/15/2028	3,397	4,976
3.88%, 04/15/2029	26,934	41,325
		$ 705,813
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$ 722,936
Total Investments		$ 743,348
Other Assets in Excess of Liabilities, Net - 4.71%		$ 36,709
TOTAL NET ASSETS - 100.00%		$ 780,057

(a)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $3,850 or 0.49% of net assets.
(b)	Variable Rate. Rate shown is in effect at October 31, 2011.
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $1,928 or 0.25% of net assets.
(d) Security is Illiquid
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,113 or 0.27% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 56,330
Unrealized Depreciation		(18,994)
Net Unrealized Appreciation (Depreciation)		$ 37,336
Cost for federal income tax purposes		$ 706,012

All dollar amounts are shown in thousands (000's)

See accompanying notes

180

Schedule of Investments
Inflation Protection Fund
October 31, 2011

Foreign Currency Contracts

Foreign Currency Sale							Net Unrealized
Contracts	Counterparty		Delivery Date Contracts to Deliver In Exchange For			Value	Appreciation/(Depreciation)
Euro	Citigroup Inc		01/25/2012	2,365,500 $	3,253	$ 3,271	$ (18)

All dollar amounts are shown in thousands (000's)

Futures Contracts

							Unrealized
Type		Long/Short	Contracts	Notional Value	Market Value		Appreciation/(Depreciation)
US 10 Year Note; December 2011		Long	209 $	26,873	$ 26,974		$ 101
US 5 Year Note; December 2011		Long	390	47,536		47,818	282
US 2 Year Note; December 2011		Short	99	21,816		21,808	8
US Long Bond; December 2011		Short	205	27,983		28,502	(519)
US Ultra Bond; December 2011		Short	291	43,606		44,341	(735)
							$ (863)

All dollar amounts are shown in thousands (000's)

Interest Rate Swaps

			(Pay)/Receive			Notional	Unrealized
Counterparty (Issuer)	Floating Rate Index		Floating Rate	Fixed Rate Expiration Date		Amount	Appreciation/(Depreciation)
Barclays Bank PLC	US CPI Urban Consumers NAS(CPURNSA)		Pay	2.48%	10/25/2020 $	4,000	$ (119)
Barclays Bank PLC	US CPI Urban Consumers NAS(CPURNSA)		Receive	1.86%	10/25/2015	7,500	337
Barclays Bank PLC	US CPI Urban Consumers NAS(CPURNSA)		Pay	2.66%	06/23/2021	10,000	133

All dollar amounts are shown in thousands (000's)

See accompanying notes

181

     Schedule of Investments International Emerging Markets Fund October 31, 2011

COMMON STOCKS - 92.37%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.22%			Coal - 1.75%
Focus Media Holding Ltd ADR(a)	120,450	$ 3,274	China Shenhua Energy Co Ltd	1,754,000	$ 8,024
			Coal India Ltd	1,250,272	8,478
			Harum Energy Tbk PT	4,018,500	3,519
Agriculture - 2.72%			New World Resources PLC	244,000	2,027
Bunge Ltd	105,409	6,511	Yanzhou Coal Mining Co Ltd	1,386,000	3,431
Golden Agri-Resources Ltd	12,859,000	6,583
ITC Ltd	2,360,295	10,292			$ 25,479
KT&G Corp	116,127	7,264	Commercial Services - 0.58%
MHP SA (a)	31,549	339	Cielo SA	316,300	8,443
Souza Cruz SA	693,285	8,601

		$ 39,590	Computers - 2.79%
Airlines - 0.72%			Asustek Computer Inc	574,720	3,996
Air China Ltd	8,868,000	6,891	Infosys Ltd ADR	77,649	4,549
Asiana Airlines (a)	509,170	3,650	Lenovo Group Ltd	23,208,000	15,603
		$ 10,541	Tata Consultancy Services Ltd	729,265	16,584

Automobile Manufacturers - 4.57%					$ 40,732
Ford Otomotiv Sanayi AS	182,535	1,327	Diversified Financial Services - 3.24%
Great Wall Motor Co Ltd	3,198,500	4,343	African Bank Investments Ltd	976,625	4,216
Hyundai Motor Co	116,843	23,531	Fubon Financial Holding Co Ltd	5,803,883	6,805
Kia Motors Corp	340,406	21,824	Hana Financial Group Inc	293,550	10,487
Mahindra & Mahindra Ltd	506,661	8,941	KB Financial Group Inc	476,257	18,451
Tata Motors Ltd	1,659,000	6,690	KGI Securities Co Ltd (b)	318,682	2,716
		$ 66,656	Mega Financial Holding Co Ltd	5,984,840	4,600

Automobile Parts & Equipment - 0.34%					$ 47,275
Iochpe-Maxion SA	348,300	4,930	Electrical Components & Equipment - 0.65%
			Harbin Electric Co Ltd	2,588,000	2,608
Banks - 13.56%			Simplo Technology Co Ltd	1,168,200	6,874
ABSA Group Ltd	631,963	11,330			$ 9,482
Banco de Chile	40,272,397	5,623	Electronics - 1.81%
Banco do Brasil SA	970,190	14,806	Career Technology MFG. Co Ltd	2,130,000	3,291
Banco Santander Chile SA ADR	65,399	5,342	Chroma Ate Inc	153	—
Bangkok Bank PCL	2,701,700	13,691	E Ink Holdings Inc	2,163,000	4,416
Bank Mandiri Tbk PT	6,335,267	5,054	Hon Hai Precision Industry Co Ltd	3,956,887	10,847
Bank Negara Indonesia Persero Tbk PT	9,417,500	4,221	Radiant Opto-Electronics Corp	1,490,000	4,380
Bank of China Ltd	18,358,400	6,534	Yageo Corp	11,631,000	3,504
China Construction Bank Corp	29,419,722	21,616			$ 26,438
Credicorp Ltd	47,436	5,160
ICICI Bank Ltd ADR	523,283	19,445	Engineering & Construction - 0.87%
Industrial and Commercial Bank of China Ltd	39,483,330	24,656	China Communications Construction Co Ltd	9,286,000	7,004
Industrial Bank of Korea	679,560	8,921	Daelim Industrial Co Ltd	64,787	5,613
Kasikornbank PCL	2,757,300	11,135			$ 12,617
Malayan Banking Bhd	5,268,500	14,304	Food - 1.90%
OTP Bank PLC	234,392	3,675	BRF - Brasil Foods SA	525,800	10,918
Sberbank of Russia	6,351,769	17,424	Charoen Pokphand Foods PCL (c)	6,079,300	5,934
Yes Bank Ltd	738,907	4,734	Cosan SA Industria e Comercio	554,800	8,651
		$ 197,671	Gruma SAB de CV (a)	1,101,595	2,154
Beverages - 2.61%					$ 27,657
Cia de Bebidas das Americas ADR	554,461	18,697	Forest Products & Paper - 0.26%
Fomento Economico Mexicano SAB de CV	176,259	11,818	Mondi PLC	495,771	3,771
ADR
Grupo Modelo SAB de CV	1,185,600	7,542
		$ 38,057	Gas - 0.54%
			ENN Energy Holdings Ltd	2,176,000	7,863
Building Materials - 0.67%
China National Building Material Co Ltd	5,476,126	7,014
Corp GEO SAB de CV (a)	1,947,396	2,687	Holding Companies - Diversified - 2.21%
		$ 9,701	Alfa SAB de CV	602,400	6,955
			Alliance Global Group Inc	19,537,600	4,783
Chemicals - 2.71%			GS Holdings	138,997	8,007
China Petrochemical Development Corp	3,163,300	3,674	Imperial Holdings Ltd	632,207	9,293
Formosa Plastics Corp	1,762,000	5,182	KOC Holding AS	890,970	3,167
Honam Petrochemical Corp	21,701	5,920			$ 32,205
KCC Corp	13,669	3,313
LG Chem Ltd	16,219	5,234	Home Builders - 0.67%
Mexichem SAB de CV	1,005,200	3,466	Even Construtora e Incorporadora SA	1,282,100	4,839
Sasol Ltd	156,994	7,060	Tecnisa SA	773,900	4,913
Uralkali OJSC	132,678	5,717			$ 9,752
		$ 39,566

See accompanying notes

182

     Schedule of Investments International Emerging Markets Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Home Furnishings - 4.23%			Real Estate (continued)
Samsung Electronics Co Ltd	71,708	$ 61,731	KWG Property Holding Ltd	4,613,000	$ 1,990
			LSR Group	455,572	2,160
			Supalai PCL (c)	11,466,200	4,620
Insurance - 3.23%
Brasil Insurance Participacoes e Administracao	294,400	2,860			$ 13,367
SA			Retail - 3.18%
China Life Insurance Co Ltd	552,000	1,427	Arcos Dorados Holdings Inc	234,787	5,494
LIG Insurance Co Ltd	19,450	414	GOME Electrical Appliances Holding Ltd	23,108,000	7,085
Odontoprev SA	123,872	1,950	Intime Department Store Group Co Ltd	4,042,000	5,801
PICC Property & Casualty Co Ltd	3,824,000	5,303	Lewis Group Ltd	351,428	3,315
Ping An Insurance Group Co	1,919,000	14,232	Lojas Renner SA	233,807	7,109
Samsung Fire & Marine Insurance Co Ltd	28,087	5,972	Mr Price Group Ltd	629,015	6,020
Sanlam Ltd	3,460,483	12,934	President Chain Store Corp	1,009,952	5,616
Sul America SA	247,919	2,020	Woolworths Holdings Ltd/South Africa	1,162,304	5,902
		$ 47,112			$ 46,342

Internet - 0.51%			Semiconductors - 2.32%
Baidu Inc/China ADR(a)	21,264	2,981	Powertech Technology Inc	182,700	445
Daum Communications Corp	36,828	4,462	Taiwan Semiconductor Manufacturing Co Ltd	13,702,491	33,391
		$ 7,443			$ 33,836

Iron & Steel - 2.07%			Shipbuilding - 0.78%
Dongkuk Steel Mill Co Ltd	80,900	1,874	Hyundai Heavy Industries Co Ltd	42,451	11,341
Kumba Iron Ore Ltd	149,940	8,857
POSCO ADR	142,238	12,221
Severstal OAO	496,330	7,249	Telecommunications - 10.15%
			Advanced Info Service PCL (c)	1,720,100	7,250
		$ 30,201	America Movil SAB de CV ADR	531,083	13,500
Lodging - 0.89%			China Mobile Ltd	2,565,093	24,380
Genting Bhd	3,726,300	12,979	China Telecom Corp Ltd	13,862,000	8,558
			China Unicom Hong Kong Ltd	3,158,000	6,350
			Chunghwa Telecom Co Ltd	3,616,800	12,100
Machinery - Construction & Mining - 0.11%			HTC Corp	500,800	11,255
China National Materials Co Ltd	3,123,000	1,572	MTN Group Ltd	1,043,350	18,134
			Sistema JSFC	513,791	8,747
Metal Fabrication & Hardware - 0.62%			Taiwan Mobile Co Ltd (a)	3,435,300	9,844
Catcher Technology Co Ltd	1,101,000	6,134	Telekom Malaysia Bhd	6,406,400	8,822
OAO TMK	222,573	2,865	Tim Participacoes SA ADR(a)	275,466	7,173
		$ 8,999	Vodacom Group Ltd	1,050,932	11,856

Mining - 5.22%					$ 147,969
Antofagasta PLC	297,343	5,534	Textiles - 0.27%
Cia de Minas Buenaventura SA ADR	230,038	9,415	Cia Hering	177,700	3,980
Gold Fields Ltd	442,998	7,679
Grupo Mexico SAB de CV	2,101,700	5,825
Industrias Penoles SAB de CV	343,065	13,798	Transportation - 0.15%
International Nickel Indonesia Tbk PT	9,070,500	3,698	Globaltrans Investment PLC	142,613	2,182
Jiangxi Copper Co Ltd	2,322,000	5,613
KGHM Polska Miedz SA	210,498	10,163	TOTAL COMMON STOCKS		$ 1,346,733
Korea Zinc Co Ltd	29,303	8,589	PREFERRED STOCKS - 6.33%	Shares Held	Value (000's)
Sterlite Industries India Ltd ADR	564,413	5,825	Automobile Parts & Equipment - 0.24%
		$ 76,139	Marcopolo SA	763,200	3,450
Oil & Gas - 12.05%
China Petroleum & Chemical Corp	6,102,000	5,771	Banks - 1.95%
CNOOC Ltd	9,250,000	17,486	Banco Bradesco SA	585,176	10,600
Gazprom OAO ADR	2,316,892	27,038	Itau Unibanco Holding SA	931,579	17,890
Lukoil OAO ADR	375,195	21,836			$ 28,490
NovaTek OAO	54,961	7,669
Oil & Natural Gas Corp Ltd	1,256,886	7,140	Electric - 0.71%
PetroChina Co Ltd	15,400,293	19,993	Cia Energetica de Minas Gerais	282,700	4,736
Petroleo Brasileiro SA ADR	1,405,147	37,953	Cia Paranaense de Energia	281,800	5,650
PTT PCL (c)	388,900	3,834			$ 10,386
Rosneft Oil Co	1,012,715	7,176	Mining - 2.84%
SK Holdings Co Ltd	114,576	15,253	Vale SA	1,738,460	41,364
Tupras Turkiye Petrol Rafinerileri AS	203,400	4,583
		$ 175,732
			Telecommunications - 0.59%
Pharmaceuticals - 0.28%			Telefonica Brasil SA	242,440	7,053
Ranbaxy Laboratories Ltd	400,649	4,108	Telemar Norte Leste SA	56,604	1,544
					$ 8,597
Real Estate - 0.92%			TOTAL PREFERRED STOCKS		$ 92,287
Country Garden Holdings Co Ltd	11,611,000	4,597

See accompanying notes

183

     Schedule of Investments International Emerging Markets Fund October 31, 2011

Portfolio Summary (unaudited)

	Maturity		Country	Percent
REPURCHASE AGREEMENTS - 0.91%	Amount (000's)	Value (000's)	Korea, Republic Of	16 .76%
			Brazil	16 .47%
Banks - 0.91%			China	13 .47%
Investment in Joint Trading Account; Credit	$ 4,005	$ 4,005	Taiwan, Province Of China	9 .52%
Suisse Repurchase Agreement; 0.08%			Russian Federation	7 .40%
dated 10/31/11 maturing 11/01/11			South Africa	7 .31%
(collateralized by US Government			India	6 .63%
Securities; $4,085,182; 0.00%; dated			Mexico	4 .66%
05/15/12 - 08/15/35)			Thailand	3 .19%
Investment in Joint Trading Account; Deutsche	4,806	4,806	Hong Kong	2 .74%
Bank Repurchase Agreement; 0.10% dated			Malaysia	2 .47%
10/31/11 maturing 11/01/11 (collateralized			United States	2 .43%
by US Government Securities; $4,902,219;			Indonesia	1 .13%
0.00% - 0.05%; dated 12/21/11 - 10/15/29)			Peru	0 .99%
Investment in Joint Trading Account; Merrill	4,509	4,509	United Kingdom	0 .78%
Lynch Repurchase Agreement; 0.09%			Chile	0 .76%
dated 10/31/11 maturing 11/01/11			Poland	0 .70%
(collateralized by US Government			Turkey	0 .62%
Securities; $4,599,360; 0.00% - 8.13%;			Singapore	0 .45%
dated 11/25/11 - 09/15/60)			Argentina	0 .38%
		$ 13,320	Philippines	0 .33%
TOTAL REPURCHASE AGREEMENTS		$ 13,320	Hungary	0 .25%
Total Investments		$ 1,452,340	Cyprus	0 .15%
Other Assets in Excess of Liabilities, Net - 0.39%		$ 5,697	Ukraine	0 .02%
TOTAL NET ASSETS - 100.00%		$ 1,458,037	Other Assets in Excess of Liabilities, Net	0 .39%
			TOTAL NET ASSETS	100.00%

(a) Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $2,716 or 0.19% of net assets.
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $21,638 or 1.48% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 150,967
Unrealized Depreciation		(138,760)
Net Unrealized Appreciation (Depreciation)		$ 12,207
Cost for federal income tax purposes		$ 1,440,133

All dollar amounts are shown in thousands (000's)

See accompanying notes

184

Schedule of Investments LargeCap Growth Fund October 31, 2011

COMMON STOCKS - 98.65%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Apparel - 0.99%			Machinery - Construction & Mining - 2.87%
Nike Inc	234,200	$ 22,565	Caterpillar Inc	688,900	$ 65,073

Automobile Manufacturers - 2.64%			Machinery - Diversified - 3.70%
Ford Motor Co	5,142,488	60,064	Cummins Inc	267,200	26,568
			Deere & Co	757,484	57,493

Banks - 1.01%					$ 84,061
Capital One Financial Corp	503,061	22,970	Media - 1.00%
			DIRECTV (a)	499,200	22,694
Beverages - 2.37%
Coca-Cola Co/The	786,200	53,713	Oil & Gas - 5.89%
			Apache Corp	393,100	39,165
Biotechnology - 1.52%			Cabot Oil & Gas Corp	485,698	37,748
Biogen Idec Inc (a)	88,700	10,321	Ensco PLC ADR	587,700	29,185
Gilead Sciences Inc (a)	582,700	24,275	Occidental Petroleum Corp	297,600	27,659
		$ 34,596			$ 133,757

Chemicals - 4.04%			Oil & Gas Services - 3.03%
EI du Pont de Nemours & Co	538,200	25,871	Halliburton Co	659,700	24,647
Monsanto Co	510,000	37,103	National Oilwell Varco Inc	618,300	44,103
Potash Corp of Saskatchewan Inc	606,300	28,696			$ 68,750
		$ 91,670	Pharmaceuticals - 7.30%
Commercial Services - 5.26%			Allergan Inc/United States	589,600	49,597
Mastercard Inc	200,481	69,615	Pfizer Inc	2,627,800	50,611
Visa Inc	533,532	49,757	Valeant Pharmaceuticals International Inc	303,100	11,991
			Watson Pharmaceuticals Inc (a)	799,236	53,677
		$ 119,372
					$ 165,876
Computers - 13.52%
Accenture PLC - Class A	775,200	46,713	Retail - 10.38%
			Bed Bath & Beyond Inc (a)	964,000	59,614
Apple Inc (a)	302,307	122,368
Cognizant Technology Solutions Corp (a)	567,831	41,310	Home Depot Inc	1,287,400	46,089
NetApp Inc (a)	845,688	34,639	Ltd Brands Inc	583,500	24,921
Riverbed Technology Inc (a)	441,300	12,171	McDonald's Corp	417,100	38,728
SanDisk Corp (a)	514,523	26,071	Starbucks Corp	1,568,800	66,423
Teradata Corp (a)	398,300	23,763			$ 235,775
		$ 307,035	Semiconductors - 3.99%
Cosmetics & Personal Care - 1.40%			Avago Technologies Ltd	422,939	14,283
Estee Lauder Cos Inc/The	323,191	31,818	Qualcomm Inc	1,481,000	76,419
					$ 90,702

Diversified Financial Services - 3.87%			Software - 6.39%
			Electronic Arts Inc (a)	1,007,800	23,532
American Express Co	935,600	47,360
Discover Financial Services	1,724,055	40,619	Oracle Corp	1,781,800	58,389
			Salesforce.com Inc (a)	304,300	40,524
		$ 87,979	VMware Inc (a)	233,000	22,776
Electronics - 2.10%					$ 145,221
Agilent Technologies Inc (a)	328,335	12,171
Thermo Fisher Scientific Inc (a)	706,160	35,499	Transportation - 1.48%
		$ 47,670	FedEx Corp	410,800	33,616

Food - 3.19%			TOTAL COMMON STOCKS		$ 2,240,787
Hershey Co/The	414,229	23,706		Maturity
Whole Foods Market Inc	676,100	48,761	REPURCHASE AGREEMENTS - 1.53%	Amount (000's)	Value (000's)
		$ 72,467
			Banks - 1.53%
Healthcare - Services - 1.06%			Investment in Joint Trading Account; Credit	$ 10,446	$ 10,446
UnitedHealth Group Inc	503,100	24,144	Suisse Repurchase Agreement; 0.08%
			dated 10/31/11 maturing 11/01/11
Internet - 7.11%			(collateralized by US Government
Amazon.com Inc (a)	283,800	60,594	Securities; $10,654,947; 0.00%; dated
eBay Inc (a)	718,900	22,883	05/15/12 - 08/15/35)
Google Inc (a)	41,400	24,535	Investment in Joint Trading Account; Deutsche	12,535	12,535
Priceline.com Inc (a)	105,400	53,514	Bank Repurchase Agreement; 0.10% dated
		$ 161,526	10/31/11 maturing 11/01/11 (collateralized
			by US Government Securities;
Lodging - 2.54%			$12,785,936; 0.00% - 0.05%; dated
Las Vegas Sands Corp (a)	1,228,400	57,673	12/21/11 - 10/15/29)

See accompanying notes

185

Schedule of Investments
LargeCap Growth Fund
October 31, 2011

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Merrill	$ 11,761	$ 11,761
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $11,996,020; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
$ 34,742
TOTAL REPURCHASE AGREEMENTS		$ 34,742
Total Investments		$ 2,275,529
Liabilities in Excess of Other Assets, Net - (0.18)%		$ (3,980)
TOTAL NET ASSETS - 100.00%		$ 2,271,549

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 520,507
Unrealized Depreciation	(63,866)
Net Unrealized Appreciation (Depreciation)	$ 456,641
Cost for federal income tax purposes	$ 1,818,888

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Technology	23 .90%
Consumer, Non-cyclical	22 .10%
Consumer, Cyclical	16 .55%
Industrial	10 .15%
Energy	8 .92%
Communications	8 .11%
Financial	6 .41%
Basic Materials	4 .04%
Liabilities in Excess of Other Assets, Net	(0 .18)%
TOTAL NET ASSETS	100.00%

See accompanying notes

186

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2011

COMMON STOCKS - 98.15%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.15%			Beverages (continued)
Interpublic Group of Cos Inc	94,467	$ 896	Coca-Cola Enterprises Inc	62,968	$ 1,689
Omnicom Group Inc	55,172	2,454	Constellation Brands Inc (a)	34,346	695
		$ 3,350	Dr Pepper Snapple Group Inc	42,831	1,604
			Molson Coors Brewing Co	32,166	1,362
Aerospace & Defense - 1.94%			PepsiCo Inc	312,428	19,667
Boeing Co/The	146,302	9,625			$ 58,980
General Dynamics Corp	71,417	4,584
Goodrich Corp	24,678	3,026	Biotechnology - 1.29%
L-3 Communications Holdings Inc	20,805	1,410	Amgen Inc	182,428	10,448
Lockheed Martin Corp	54,330	4,124	Biogen Idec Inc (a)	47,882	5,571
Northrop Grumman Corp	54,892	3,170	Celgene Corp (a)	90,575	5,872
Raytheon Co	69,808	3,085	Gilead Sciences Inc (a)	152,296	6,345
Rockwell Collins Inc	30,336	1,694	Life Technologies Corp (a)	35,625	1,449
United Technologies Corp	179,393	13,989			$ 29,685

		$ 44,707	Building Materials - 0.03%
Agriculture - 1.95%			Masco Corp	70,654	678
Altria Group Inc	408,890	11,265
Archer-Daniels-Midland Co	133,412	3,861
Lorillard Inc	27,329	3,024	Chemicals - 2.19%
			Air Products & Chemicals Inc	42,075	3,624
Philip Morris International Inc	346,758	24,228	Airgas Inc	13,437	927
Reynolds American Inc	66,743	2,582	CF Industries Holdings Inc	14,165	2,299
		$ 44,960	Dow Chemical Co/The	233,189	6,501
Airlines - 0.06%			Eastman Chemical Co	27,717	1,089
Southwest Airlines Co	158,720	1,357	Ecolab Inc	45,792	2,465
			EI du Pont de Nemours & Co	184,089	8,849
			FMC Corp	14,146	1,116
Apparel - 0.67%			International Flavors & Fragrances Inc	15,966	967
Coach Inc	57,057	3,713	Monsanto Co	105,564	7,680
Nike Inc	74,990	7,225	Mosaic Co/The	54,667	3,201
Ralph Lauren Corp	12,778	2,029	PPG Industries Inc	31,096	2,687
VF Corp	17,111	2,365	Praxair Inc	59,650	6,065
		$ 15,332	Sherwin-Williams Co/The	17,414	1,440
Automobile Manufacturers - 0.52%			Sigma-Aldrich Corp	24,101	1,578
Ford Motor Co	750,139	8,762			$ 50,488
PACCAR Inc	72,158	3,120	Coal - 0.23%
		$ 11,882	Alpha Natural Resources Inc (a)	44,700	1,074
Automobile Parts & Equipment - 0.22%			Consol Energy Inc	44,762	1,914
Goodyear Tire & Rubber Co/The (a)	48,240	693	Peabody Energy Corp	53,464	2,319
Johnson Controls Inc	134,190	4,419			$ 5,307
		$ 5,112	Commercial Services - 1.55%
Banks - 6.38%			Apollo Group Inc (a)	24,203	1,146
Bank of America Corp	2,000,650	13,664	Automatic Data Processing Inc	96,669	5,059
Bank of New York Mellon Corp/The	243,350	5,178	DeVry Inc	12,157	458
BB&T Corp	137,607	3,212	Equifax Inc	24,165	849
Capital One Financial Corp	90,687	4,141	H&R Block Inc	60,362	923
Citigroup Inc	576,044	18,197	Iron Mountain Inc	40,104	1,241
Comerica Inc	39,673	1,014	Mastercard Inc	21,070	7,316
Fifth Third Bancorp	181,585	2,181	Monster Worldwide Inc (a)	25,502	235
First Horizon National Corp	52,059	364	Moody's Corp	39,731	1,410
Goldman Sachs Group Inc/The	99,851	10,939	Paychex Inc	63,623	1,854
Huntington Bancshares Inc/OH	170,432	883	Quanta Services Inc (a)	41,897	875
JP Morgan Chase & Co	769,726	26,756	Robert Half International Inc	28,600	756
KeyCorp	188,108	1,328	RR Donnelley & Sons Co	37,074	604
M&T Bank Corp	24,795	1,887	SAIC Inc (a)	54,527	678
Morgan Stanley	293,060	5,169	Total System Services Inc	32,329	643
Northern Trust Corp	47,575	1,925	Visa Inc	100,984	9,418
PNC Financial Services Group Inc	103,887	5,580	Western Union Co/The	123,917	2,165
Regions Financial Corp	248,504	977			$ 35,630
State Street Corp	99,503	4,019	Computers - 7.19%
SunTrust Banks Inc	105,987	2,091	Accenture PLC - Class A	127,218	7,666
US Bancorp	379,217	9,704	Apple Inc (a),(b)	183,021	74,083
Wells Fargo & Co	1,042,314	27,006	Cognizant Technology Solutions Corp (a)	59,946	4,361
Zions Bancorporation	36,384	632	Computer Sciences Corp	30,609	963
		$ 146,847	Dell Inc (a)	306,140	4,840
Beverages - 2.56%			EMC Corp/Massachusetts (a)	407,649	9,992
Beam Inc	30,494	1,507	Hewlett-Packard Co	409,467	10,896
Brown-Forman Corp	19,912	1,488	IBM Corp	235,767	43,530
Coca-Cola Co/The	453,281	30,968	Lexmark International Inc	15,646	496

See accompanying notes

187

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Computers (continued)			Electric (continued)
NetApp Inc (a)	72,731	$ 2,979	Wisconsin Energy Corp	46,144	$ 1,496
SanDisk Corp (a)	47,227	2,393	Xcel Energy Inc	95,658	2,473
Teradata Corp (a)	33,225	1,982			$ 75,923
Western Digital Corp (a)	46,035	1,226
		$ 165,407	Electrical Components & Equipment - 0.34%
			Emerson Electric Co	147,015	7,074
Consumer Products - 0.33%			Molex Inc	27,004	667
Avery Dennison Corp	20,917	556			$ 7,741
Clorox Co/The	25,955	1,738
Kimberly-Clark Corp	77,347	5,392	Electronics - 1.16%
			Agilent Technologies Inc (a)	68,545	2,541
		$ 7,686	Amphenol Corp	33,544	1,593
Cosmetics & Personal Care - 2.05%			FLIR Systems Inc	31,533	829
Avon Products Inc	85,028	1,554	Honeywell International Inc	154,462	8,094
Colgate-Palmolive Co	96,041	8,679	Jabil Circuit Inc	35,974	740
Estee Lauder Cos Inc/The	22,323	2,198	PerkinElmer Inc	22,324	461
Procter & Gamble Co	542,447	34,711	TE Connectivity Ltd	85,557	3,041
		$ 47,142	Thermo Fisher Scientific Inc (a)	75,387	3,790
			Tyco International Ltd	91,672	4,176
Distribution & Wholesale - 0.26%			Waters Corp (a)	18,035	1,445
Fastenal Co	58,261	2,219			$ 26,710
Genuine Parts Co	30,948	1,777
WW Grainger Inc	12,004	2,057	Energy - Alternate Sources - 0.03%
		$ 6,053	First Solar Inc (a)	11,586	577

Diversified Financial Services - 1.70%
American Express Co	205,029	10,379	Engineering & Construction - 0.13%
Ameriprise Financial Inc	46,605	2,176	Fluor Corp	34,312	1,951
BlackRock Inc	19,800	3,124	Jacobs Engineering Group Inc (a)	25,181	977
Charles Schwab Corp/The	212,779	2,613			$ 2,928
CME Group Inc	13,200	3,637
Discover Financial Services	107,723	2,538	Entertainment - 0.04%
E*Trade Financial Corp (a)	50,112	544	International Game Technology	58,928	1,037
Federated Investors Inc	18,323	358
Franklin Resources Inc	28,734	3,064	Environmental Control - 0.27%
IntercontinentalExchange Inc (a)	14,503	1,884	Republic Services Inc	63,183	1,798
Invesco Ltd	89,009	1,786	Stericycle Inc (a)	17,000	1,421
Janus Capital Group Inc	36,826	242	Waste Management Inc	93,190	3,069
Legg Mason Inc	25,880	712			$ 6,288
NASDAQ OMX Group Inc/The (a)	25,169	630
NYSE Euronext	51,683	1,373	Food - 1.98%
SLM Corp	101,529	1,388	Campbell Soup Co	35,487	1,180
T Rowe Price Group Inc	50,611	2,674	ConAgra Foods Inc	81,846	2,073
			Dean Foods Co (a)	36,255	353
		$ 39,122	General Mills Inc	127,647	4,918
Electric - 3.30%			Hershey Co/The	30,531	1,747
AES Corp/The (a)	129,744	1,456	HJ Heinz Co	63,379	3,387
Ameren Corp	47,708	1,521	Hormel Foods Corp	27,430	808
American Electric Power Co Inc	95,208	3,740	JM Smucker Co/The	22,474	1,731
CMS Energy Corp	49,706	1,035	Kellogg Co	49,310	2,673
Consolidated Edison Inc	57,818	3,346	Kraft Foods Inc	348,654	12,266
Constellation Energy Group Inc	39,744	1,578	Kroger Co/The	119,457	2,769
Dominion Resources Inc/VA	112,370	5,797	McCormick & Co Inc/MD	26,113	1,268
DTE Energy Co	33,428	1,742	Safeway Inc	69,095	1,338
Duke Energy Corp	262,916	5,369	Sara Lee Corp	116,245	2,069
Edison International	64,320	2,611	SUPERVALU Inc	41,892	336
Entergy Corp	34,899	2,414	Sysco Corp	117,007	3,244
Exelon Corp	130,825	5,807	Tyson Foods Inc	58,526	1,130
FirstEnergy Corp	82,562	3,712	Whole Foods Market Inc	31,131	2,245
Integrys Energy Group Inc	15,382	814			$ 45,535
NextEra Energy Inc	83,376	4,702
Northeast Utilities	34,921	1,207	Forest Products & Paper - 0.14%
NRG Energy Inc (a)	47,626	1,020	International Paper Co	86,290	2,390
Pepco Holdings Inc	44,694	885	MeadWestvaco Corp	33,696	941
PG&E Corp	79,409	3,407			$ 3,331
Pinnacle West Capital Corp	21,540	982	Gas - 0.26%
PPL Corp	114,056	3,350	CenterPoint Energy Inc	84,070	1,752
Progress Energy Inc	58,159	3,030	Nicor Inc	8,991	506
Public Service Enterprise Group Inc	99,873	3,366	NiSource Inc	55,397	1,223
SCANA Corp	22,669	958	Sempra Energy	47,291	2,541
Southern Co	169,313	7,314			$ 6,022
TECO Energy Inc	42,587	791

See accompanying notes

188

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Hand & Machine Tools - 0.12%			Insurance (continued)
Snap-on Inc	11,488	$ 617	Torchmark Corp	20,745	$ 849
Stanley Black & Decker Inc	33,236	2,122	Travelers Cos Inc/The	82,665	4,823
		$ 2,739	Unum Group	59,907	1,428
			XL Group PLC	64,814	1,409
Healthcare - Products - 1.84%					$ 81,891
Baxter International Inc	112,182	6,168
Becton Dickinson and Co	42,927	3,358	Internet - 2.99%
Boston Scientific Corp (a)	302,176	1,780	Akamai Technologies Inc (a)	36,399	981
CareFusion Corp (a)	44,144	1,130	Amazon.com Inc (a)	71,690	15,307
Covidien PLC	97,412	4,582	eBay Inc (a)	226,433	7,207
CR Bard Inc	17,105	1,470	Expedia Inc	38,441	1,009
DENTSPLY International Inc	27,900	1,031	F5 Networks Inc (a)	15,937	1,657
Edwards Lifesciences Corp (a)	22,694	1,712	Google Inc (a)	49,719	29,466
Hospira Inc (a)	32,547	1,024	Netflix Inc (a)	10,371	851
Intuitive Surgical Inc (a)	7,716	3,348	Priceline.com Inc (a)	9,825	4,988
Medtronic Inc	208,465	7,242	Symantec Corp (a)	148,010	2,518
Patterson Cos Inc	18,474	581	VeriSign Inc	32,849	1,054
St Jude Medical Inc	65,048	2,537	Yahoo! Inc (a)	249,257	3,898
Stryker Corp	65,162	3,122			$ 68,936
Varian Medical Systems Inc (a)	23,134	1,358
Zimmer Holdings Inc (a)	37,602	1,979	Iron & Steel - 0.27%
		$ 42,422	AK Steel Holding Corp	21,768	181
			Allegheny Technologies Inc	20,993	974
Healthcare - Services - 1.27%			Cliffs Natural Resources Inc	28,826	1,966
Aetna Inc	73,616	2,927	Nucor Corp	62,482	2,361
CIGNA Corp	53,341	2,365	United States Steel Corp	28,427	721
Coventry Health Care Inc (a)	29,327	933			$ 6,203
DaVita Inc (a)	18,438	1,291
Humana Inc	32,935	2,796	Leisure Products & Services - 0.22%
Laboratory Corp of America Holdings (a)	19,987	1,676	Carnival Corp	91,272	3,214
Quest Diagnostics Inc	31,248	1,744	Harley-Davidson Inc	46,671	1,815
Tenet Healthcare Corp (a)	93,486	442			$ 5,029
UnitedHealth Group Inc	212,449	10,195	Lodging - 0.29%
WellPoint Inc	71,199	4,905	Marriott International Inc/DE	52,892	1,666
		$ 29,274	Starwood Hotels & Resorts Worldwide Inc	37,936	1,901
Holding Companies - Diversified - 0.05%			Wyndham Worldwide Corp	32,394	1,091
Leucadia National Corp	39,110	1,049	Wynn Resorts Ltd	15,787	2,096
					$ 6,754

Home Builders - 0.06%			Machinery - Construction & Mining - 0.60%
DR Horton Inc	54,900	611	Caterpillar Inc	127,542	12,048
Lennar Corp	31,745	525	Joy Global Inc	20,748	1,809
Pulte Group Inc (a)	66,510	345			$ 13,857
		$ 1,481	Machinery - Diversified - 0.63%
Home Furnishings - 0.06%			Cummins Inc	38,437	3,822
Harman International Industries Inc	13,805	596	Deere & Co	81,714	6,202
Whirlpool Corp	15,082	766	Flowserve Corp	11,003	1,020
		$ 1,362	Rockwell Automation Inc	28,272	1,913
			Roper Industries Inc	18,966	1,538
Housewares - 0.04%					$ 14,495
Newell Rubbermaid Inc	57,526	851
			Media - 2.91%
			Cablevision Systems Corp	44,420	643
Insurance - 3.56%			CBS Corp	132,244	3,413
ACE Ltd	66,720	4,814	Comcast Corp - Class A	542,713	12,727
Aflac Inc	92,224	4,158	DIRECTV (a)	145,748	6,626
Allstate Corp/The	101,986	2,686	Discovery Communications Inc - A Shares (a)	54,034	2,348
American International Group Inc (a)	86,232	2,129	Gannett Co Inc	47,536	556
Aon Corp	64,494	3,007	McGraw-Hill Cos Inc/The	59,481	2,528
Assurant Inc	18,649	719	News Corp - Class A	451,169	7,904
Berkshire Hathaway Inc - Class B (a)	347,175	27,031	Scripps Networks Interactive	19,479	827
Chubb Corp/The	56,446	3,785	Time Warner Cable Inc	64,196	4,089
Cincinnati Financial Corp	32,207	932	Time Warner Inc	206,253	7,217
Genworth Financial Inc (a)	96,874	618	Viacom Inc	113,433	4,974
Hartford Financial Services Group Inc	87,936	1,693	Walt Disney Co/The	366,401	12,780
Lincoln National Corp	60,871	1,160	Washington Post Co/The	986	335
Loews Corp	61,427	2,439			$ 66,967
Marsh & McLennan Cos Inc	106,932	3,274
MetLife Inc	208,764	7,340	Metal Fabrication & Hardware - 0.20%
Progressive Corp/The	126,088	2,397	Precision Castparts Corp	28,433	4,639
Prudential Financial Inc	95,943	5,200

See accompanying notes

189

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Mining - 0.76%			Packaging & Containers (continued)
Alcoa Inc	210,084	$ 2,261	Owens-Illinois Inc (a)	32,416	$ 651
Freeport-McMoRan Copper & Gold Inc	187,125	7,534	Sealed Air Corp	31,828	566
Newmont Mining Corp	97,558	6,520			$ 2,907
Titanium Metals Corp	16,503	276
Vulcan Materials Co	25,511	798	Pharmaceuticals - 6.55%
		$ 17,389	Abbott Laboratories	307,290	16,554
			Allergan Inc/United States	60,707	5,107
Miscellaneous Manufacturing - 3.05%			AmerisourceBergen Corp	53,155	2,169
3M Co	140,072	11,069	Bristol-Myers Squibb Co	336,722	10,637
Danaher Corp	112,331	5,431	Cardinal Health Inc	68,028	3,012
Dover Corp	36,724	2,039	Eli Lilly & Co	201,119	7,473
Eaton Corp	67,338	3,018	Express Scripts Inc (a)	96,378	4,407
General Electric Co	2,092,653	34,968	Forest Laboratories Inc (a)	54,201	1,696
Illinois Tool Works Inc	97,012	4,718	Johnson & Johnson	540,984	34,834
Ingersoll-Rand PLC	65,339	2,034	McKesson Corp	48,624	3,965
ITT Corp	36,581	1,668	Mead Johnson Nutrition Co	40,261	2,893
Leggett & Platt Inc	27,950	612	Medco Health Solutions Inc (a)	76,111	4,175
Pall Corp	22,963	1,175	Merck & Co Inc	608,192	20,983
Parker Hannifin Corp	30,611	2,497	Mylan Inc/PA (a)	84,150	1,647
Textron Inc	54,749	1,063	Pfizer Inc (b)	1,540,248	29,665
		$ 70,292	Watson Pharmaceuticals Inc (a)	24,835	1,668

Office & Business Equipment - 0.13%					$ 150,885
Pitney Bowes Inc	39,906	813	Pipelines - 0.54%
Xerox Corp	277,065	2,267	El Paso Corp	152,058	3,803
		$ 3,080	Oneok Inc	20,439	1,554
			Spectra Energy Corp	128,374	3,675
Oil & Gas - 9.49%			Williams Cos Inc	116,256	3,501
Anadarko Petroleum Corp	98,274	7,714			$ 12,533
Apache Corp	75,793	7,551
Cabot Oil & Gas Corp	20,628	1,603	Publicly Traded Investment Fund - 0.30%
Chesapeake Energy Corp	130,459	3,668	iShares S&P 500 Index Fund/US	54,251	6,825
Chevron Corp	395,417	41,539
ConocoPhillips	271,054	18,879
Denbury Resources Inc (a)	79,429	1,247	Real Estate - 0.05%
			CBRE Group Inc (a)	64,179	1,141
Devon Energy Corp	82,223	5,340
Diamond Offshore Drilling Inc	13,723	899
EOG Resources Inc	53,031	4,743	REITS - 1.77%
EQT Corp	29,505	1,874	Apartment Investment & Management Co	23,848	588
Exxon Mobil Corp (b)	959,849	74,955	AvalonBay Communities Inc	18,565	2,482
Helmerich & Payne Inc	21,140	1,124	Boston Properties Inc	29,001	2,871
Hess Corp	59,717	3,736	Equity Residential	58,531	3,434
Marathon Oil Corp	140,955	3,669	HCP Inc	80,383	3,203
Marathon Petroleum Corp	70,378	2,527	Health Care REIT Inc	35,030	1,846
Murphy Oil Corp	38,202	2,115	Host Hotels & Resorts Inc	139,402	1,989
Nabors Industries Ltd (a)	56,754	1,040	Kimco Realty Corp	80,344	1,404
Newfield Exploration Co (a)	26,119	1,052	Plum Creek Timber Co Inc	31,978	1,204
Noble Corp (a)	49,825	1,791	ProLogis Inc	90,613	2,697
Noble Energy Inc	34,846	3,113	Public Storage Inc	27,964	3,609
Occidental Petroleum Corp	160,452	14,912	Simon Property Group Inc	57,960	7,444
Pioneer Natural Resources Co	23,055	1,934	Ventas Inc	56,839	3,161
QEP Resources Inc	34,923	1,242	Vornado Realty Trust	36,409	3,015
Range Resources Corp	31,795	2,189	Weyerhaeuser Co	106,340	1,912
Rowan Cos Inc (a)	25,156	868			$ 40,859
Southwestern Energy Co (a)	68,698	2,888
Sunoco Inc	21,320	794	Retail - 5.94%
Tesoro Corp (a)	28,405	737	Abercrombie & Fitch Co	17,163	1,277
			AutoNation Inc (a)	9,784	381
Valero Energy Corp	112,947	2,778	AutoZone Inc (a)	5,743	1,858
		$ 218,521	Bed Bath & Beyond Inc (a)	48,304	2,987
Oil & Gas Services - 1.82%			Best Buy Co Inc	59,791	1,568
Baker Hughes Inc	86,112	4,994	Big Lots Inc (a)	12,941	488
Cameron International Corp (a)	48,380	2,377	CarMax Inc (a)	44,669	1,343
FMC Technologies Inc (a)	47,414	2,125	Chipotle Mexican Grill Inc (a)	6,188	2,080
Halliburton Co	181,549	6,783	Costco Wholesale Corp	86,430	7,195
National Oilwell Varco Inc	83,640	5,966	CVS Caremark Corp	265,490	9,637
Schlumberger Ltd	266,384	19,571	Darden Restaurants Inc	26,569	1,272
		$ 41,816	Family Dollar Stores Inc	23,737	1,392
			GameStop Corp (a)	27,456	702
Packaging & Containers - 0.13%			Gap Inc/The	68,491	1,295
Ball Corp	32,287	1,116	Home Depot Inc	308,813	11,056
Bemis Co Inc	20,414	574	JC Penney Co Inc	28,215	905

See accompanying notes

190

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Retail (continued)			Telecommunications (continued)
Kohl's Corp	55,491	$ 2,942	Harris Corp	23,731	$ 896
Lowe's Cos Inc	248,845	5,231	JDS Uniphase Corp (a)	45,024	540
Ltd Brands Inc	48,882	2,088	Juniper Networks Inc (a)	105,217	2,575
Macy's Inc	84,318	2,574	MetroPCS Communications Inc (a)	57,880	492
McDonald's Corp	203,682	18,912	Motorola Mobility Holdings Inc (a)	51,636	2,008
Nordstrom Inc	32,319	1,638	Motorola Solutions Inc	59,611	2,796
O'Reilly Automotive Inc (a)	26,837	2,041	Sprint Nextel Corp (a)	591,140	1,519
Ross Stores Inc	22,821	2,002	Tellabs Inc	72,033	312
Sears Holdings Corp (a)	7,597	594	Verizon Communications Inc	558,796	20,664
Staples Inc	140,004	2,094	Windstream Corp	100,674	1,225
Starbucks Corp	147,290	6,236			$ 101,695
Target Corp	133,299	7,298
Tiffany & Co	25,126	2,003	Textiles - 0.03%
TJX Cos Inc	75,211	4,432	Cintas Corp	22,016	658
Urban Outfitters Inc (a)	23,397	638
Walgreen Co	178,742	5,934	Toys, Games & Hobbies - 0.12%
Wal-Mart Stores Inc	347,011	19,683	Hasbro Inc	23,873	909
Yum! Brands Inc	91,681	4,911	Mattel Inc	67,691	1,911
		$ 136,687			$ 2,820

Savings & Loans - 0.07%			Transportation - 1.86%
Hudson City Bancorp Inc	104,136	651	CH Robinson Worldwide Inc	32,555	2,260
People's United Financial Inc	74,327	948	CSX Corp	216,224	4,802
		$ 1,599	Expeditors International of Washington Inc	41,869	1,909
Semiconductors- 3.15%			FedEx Corp	62,586	5,122
Advanced Micro Devices Inc (a)	114,642	668	Norfolk Southern Corp	68,655	5,080
Altera Corp	63,962	2,425	Ryder System Inc	10,094	514
Analog Devices Inc	59,113	2,162	Union Pacific Corp	96,356	9,594
Applied Materials Inc	260,099	3,204	United Parcel Service Inc	193,621	13,600
Broadcom Corp	95,055	3,431			$ 42,881
Intel Corp	1,036,620	25,439	TOTAL COMMON STOCKS		$ 2,259,471
KLA-Tencor Corp	32,968	1,552		Maturity
Linear Technology Corp	44,992	1,454	REPURCHASE AGREEMENTS - 1.81%	Amount (000's)	Value (000's)
LSI Corp (a)	113,094	707	Banks - 1.81%
MEMC Electronic Materials Inc (a)	45,491	272	Investment in Joint Trading Account; Credit	$ 12,555	$ 12,555
Microchip Technology Inc	37,627	1,361	Suisse Repurchase Agreement; 0.08%
Micron Technology Inc (a)	198,200	1,108	dated 10/31/11 maturing 11/01/11
Novellus Systems Inc (a)	13,746	475	(collateralized by US Government
NVIDIA Corp (a)	119,184	1,764	Securities; $12,805,661; 0.00%; dated
Qualcomm Inc	331,604	17,111	05/15/12 - 08/15/35)
Teradyne Inc (a)	36,755	526	Investment in Joint Trading Account; Deutsche	15,066	15,065
Texas Instruments Inc	228,076	7,009	Bank Repurchase Agreement; 0.10% dated
Xilinx Inc	52,346	1,751	10/31/11 maturing 11/01/11 (collateralized
		$ 72,419	by US Government Securities;
Software - 3.94%			$15,366,794; 0.00% - 0.05%; dated
Adobe Systems Inc (a)	97,496	2,867	12/21/11 - 10/15/29)
Autodesk Inc (a)	45,173	1,563	Investment in Joint Trading Account; Merrill	14,135	14,135
BMC Software Inc (a)	34,650	1,204	Lynch Repurchase Agreement; 0.09%
CA Inc	74,725	1,619	dated 10/31/11 maturing 11/01/11
Cerner Corp (a)	28,701	1,820	(collateralized by US Government
Citrix Systems Inc (a)	37,170	2,707	Securities; $14,417,434; 0.00% - 8.13%;
Compuware Corp (a)	43,154	365	dated 11/25/11 - 09/15/60)
Dun & Bradstreet Corp/The	9,711	649			$ 41,755
Electronic Arts Inc (a)	65,994	1,541	TOTAL REPURCHASE AGREEMENTS		$ 41,755
Fidelity National Information Services Inc	48,931	1,281	Total Investments		$ 2,301,226
Fiserv Inc (a)	27,944	1,645	Other Assets in Excess of Liabilities, Net - 0.04%		$ 828
Intuit Inc	60,014	3,221	TOTAL NET ASSETS - 100.00%		$ 2,302,054
Microsoft Corp	1,472,047	39,201
Oracle Corp	780,002	25,561
Red Hat Inc (a)	38,105	1,892	(a) Non-Income Producing Security
Salesforce.com Inc (a)	26,750	3,562	(b)	Security or a portion of the security was pledged to cover margin
		$ 90,698	requirements for futures contracts. At the end of the period, the value of
			these securities totaled $44,640 or 1.94% of net assets.
Telecommunications - 4.42%
American Tower Corp (a)	78,128	4,305
AT&T Inc	1,169,874	34,290
CenturyLink Inc	121,695	4,291
Cisco Systems Inc	1,085,813	20,120
Corning Inc	310,161	4,432
Frontier Communications Corp	196,469	1,230

See accompanying notes

191

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2011

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 405,012
Unrealized Depreciation		(186,710)
Net Unrealized Appreciation (Depreciation)	$ 218,302
Cost for federal income tax purposes	$ 2,082,924

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		21 .36%
Financial		15 .34%
Technology		14 .41%
Energy		12 .11%
Communications		10 .47%
Industrial		10 .46%
Consumer, Cyclical		8 .54%
Utilities		3 .56%
Basic Materials		3 .36%
Exchange Traded Funds		0 .30%
Diversified		0 .05%
Other Assets in Excess of Liabilities, Net		0 .04%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2011	Long	676 $	41,789	$ 42,226	$ 437
$ 437

All dollar amounts are shown in thousands (000's)

See accompanying notes

192

Schedule of Investments LargeCap Value Fund October 31, 2011

COMMON STOCKS - 97.65%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 1.67%			Food (continued)
General Dynamics Corp	168,914	$ 10,843	Tyson Foods Inc	849,292	$ 16,392
United Technologies Corp	179,943	14,032			$ 30,810

		$ 24,875	Forest Products & Paper - 1.07%
Agriculture - 1.77%			International Paper Co	575,784	15,949
Lorillard Inc	112,513	12,451
Philip Morris International Inc	200,819	14,031	Gas - 0.85%
		$ 26,482	NiSource Inc	576,409	12,733
Airlines - 0.53%
Southwest Airlines Co	931,602	7,965	Healthcare - Services - 4.62%
			Aetna Inc	476,824	18,959
Apparel - 1.12%			Humana Inc	230,593	19,575
VF Corp	120,818	16,699	UnitedHealth Group Inc	633,197	30,387
					$ 68,921

Automobile Manufacturers - 0.67%			Insurance - 6.98%
Navistar International Corp (a)	236,509	9,950	ACE Ltd	352,225	25,413
			Berkshire Hathaway Inc - Class B (a)	82,799	6,447
Automobile Parts & Equipment - 0.88%			Chubb Corp/The	313,696	21,033
TRW AutomotiveHoldings Corp - (a)	312,858	13,171	Lincoln National Corp	529,170	10,081
			Protective Life Corp	599,748	11,155
			Prudential Financial Inc	299,818	16,250
Banks - 12.07%			Reinsurance Group of America Inc	265,585	13,872
Capital One Financial Corp	470,900	21,501			$ 104,251
Citigroup Inc	679,737	21,473
East West Bancorp Inc	644,465	12,548	Internet - 2.16%
Goldman Sachs Group Inc/The	86,726	9,501	IAC/InterActiveCorp	396,208	16,177
			Symantec Corp (a)	941,586	16,017
JP Morgan Chase & Co	1,492,382	51,875
KeyCorp	1,933,030	13,647			$ 32,194
M&T Bank Corp	199,519	15,186	Machinery - Diversified - 0.87%
Morgan Stanley	254,878	4,496	AGCO Corp (a)	298,009	13,062
Wells Fargo & Co	1,158,896	30,027
		$ 180,254
			Media - 3.79%
Beverages - 0.84%			CBS Corp	604,563	15,604
Constellation Brands Inc (a)	616,933	12,474	Comcast Corp - Class A	1,412,807	33,130
			Viacom Inc	180,483	7,914
Chemicals - 1.24%					$ 56,648
CF Industries Holdings Inc	114,263	18,541	Mining - 0.95%
			Freeport-McMoRan Copper & Gold Inc	352,738	14,201
Computers - 1.82%
Accenture PLC - Class A	195,172	11,761	Miscellaneous Manufacturing - 2.36%
Apple Inc (a)	38,218	15,470	General Electric Co	2,107,522	35,217
		$ 27,231

Cosmetics & Personal Care - 0.96%			Oil & Gas - 10.98%
Procter & Gamble Co	223,536	14,304	Anadarko Petroleum Corp	208,625	16,377
			Chevron Corp	703,622	73,915
Diversified Financial Services - 2.07%			ConocoPhillips	93,403	6,505
Ameriprise Financial Inc	270,390	12,622	Ensco PLC ADR	179,858	8,932
Discover Financial Services	777,792	18,325	Exxon Mobil Corp	123,724	9,661
		$ 30,947	HollyFrontier Corp	253,496	7,780
			Marathon Petroleum Corp	324,590	11,653
Electric - 4.60%			Noble Energy Inc	168,794	15,080
Alliant Energy Corp	340,993	13,906	Occidental Petroleum Corp	72,495	6,738
Duke Energy Corp	428,179	8,743	Valero Energy Corp	299,379	7,365
FirstEnergy Corp	482,794	21,706			$ 164,006
NV Energy Inc	875,360	14,041
Southern Co	238,576	10,307	Oil & Gas Services - 0.85%
		$ 68,703	National Oilwell Varco Inc	177,490	12,660

Electronics - 1.28%
Tyco International Ltd	421,173	19,184	Pharmaceuticals - 9.09%
			AmerisourceBergen Corp	232,355	9,480
			Cardinal Health Inc	306,915	13,587
Engineering & Construction - 0.59%			Eli Lilly & Co	280,576	10,426
KBR Inc	313,216	8,742	Endo Pharmaceuticals Holdings Inc (a)	428,340	13,840
			Forest Laboratories Inc (a)	533,108	16,686
Food - 2.06%			Johnson & Johnson	107,139	6,899
Smithfield Foods Inc (a)	630,715	14,418	Merck & Co Inc	64,434	2,223

See accompanying notes

193

Schedule of Investments LargeCap Value Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	(a) Non-Income Producing Security
			(b)	Security or a portion of the security was pledged to cover margin
Pharmaceuticals (continued)			requirements for futures contracts. At the end of the period, the value of
Pfizer Inc (b)	3,248,294	$ 62,562
			these securities totaled $4,626 or 0.31% of net assets.
		$ 135,703

REITS - 3.69%
Camden Property Trust	245,113	14,864	Unrealized Appreciation (Depreciation)
Essex Property Trust Inc	76,812	10,966	The net federal income tax unrealized appreciation (depreciation) and federal tax
Rayonier Inc	399,076	16,653	cost of investments held as of the period end were as follows:
Simon Property Group Inc	98,539	12,656
		$ 55,139	Unrealized Appreciation	$ 88,514
Retail - 4.95%			Unrealized Depreciation	(57,850)
Dillard's Inc	256,669	13,226	Net Unrealized Appreciation (Depreciation)	$ 30,664
Foot Locker Inc	320,340	7,003	Cost for federal income tax purposes	$ 1,462,675
Macy's Inc	335,874	10,254
Signet Jewelers Ltd	303,127	13,068	All dollar amounts are shown in thousands (000's)
Wal-Mart Stores Inc	534,166	30,298
		$ 73,849	Portfolio Summary (unaudited)
			Sector	Percent
Savings & Loans - 0.82%			Financial	27 .98%
First Niagara Financial Group Inc	1,324,862	12,176	Consumer, Non-cyclical	19 .34%
			Energy	11 .83%
Semiconductors - 1.89%			Communications	11 .11%
Intel Corp	476,093	11,683	Consumer, Cyclical	8 .15%
LSI Corp (a)	616,558	3,853	Industrial	7 .34%
Micron Technology Inc (a)	1,535,513	8,584	Utilities	6 .43%
Teradyne Inc (a)	281,968	4,038	Technology	4 .56%
		$ 28,158	Basic Materials	3 .26%
			Liabilities in Excess of Other Assets, Net	0 .00%
Software - 0.85%			TOTAL NET ASSETS	100.00%
CA Inc	588,741	12,752

Telecommunications - 5.16%
AT&T Inc	1,716,461	50,309
Cisco Systems Inc	849,043	15,733
Motorola Solutions Inc	235,684	11,056
		$ 77,098

Transportation - 0.57%
CSX Corp	386,059	8,574

Water - 0.98%
American Water Works Co Inc	478,921	14,621

TOTAL COMMON STOCKS		$ 1,458,244
	Maturity
REPURCHASE AGREEMENTS - 2.35%	Amount (000's)	Value (000's)

Banks - 2.35%
Investment in Joint Trading Account; Credit	$ 10,552	$ 10,552
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $10,763,074; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	12,662	12,663
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities;
$12,915,689; 0.00% - 0.05%; dated
12/21/11 - 10/15/29)
Investment in Joint Trading Account; Merrill	11,880	11,880
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $12,117,757; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
		$ 35,095
TOTAL REPURCHASE AGREEMENTS		$ 35,095
Total Investments		$ 1,493,339
Liabilities in Excess of Other Assets, Net - 0.00%		$ (19)
TOTAL NET ASSETS - 100.00%		$ 1,493,320

See accompanying notes

194

Schedule of Investments
LargeCap Value Fund
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2011	Long	500 $	29,966	$ 31,233	$ 1,267
					$ 1,267
All dollar amounts are shown in thousands (000's)

See accompanying notes

195

Schedule of Investments MidCap Blend Fund October 31, 2011

COMMON STOCKS - 98.45%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.82%			Healthcare - Products (continued)
Lamar Advertising Co (a)	612,078	$ 13,766	DENTSPLY International Inc	468,215	$ 17,305
			St Jude Medical Inc	124,373	4,851

Banks - 2.23%					$ 56,536
CIT Group Inc (a)	590,570	20,581	Healthcare - Services - 5.07%
M&T Bank Corp	224,278	17,070	Coventry Health Care Inc (a)	502,711	15,991
		$ 37,651	Laboratory Corp of America Holdings (a)	471,279	39,517
			Lincare Holdings Inc	552,055	13,001
Beverages - 2.09%			Quest Diagnostics Inc	304,625	16,998
Beam Inc	320,258	15,830
Molson Coors Brewing Co	460,006	19,477			$ 85,507
		$ 35,307	Holding Companies - Diversified - 0.74%
Building Materials - 0.66%			Leucadia National Corp	468,295	12,564
Fortune Brands Home & Security Inc (a)	281,698	4,093
Martin Marietta Materials Inc	96,840	6,989	Insurance - 13.13%
		$ 11,082	Alleghany Corp (a)	19,952	6,331
			Aon Corp	526,853	24,562
Chemicals - 1.05%			Arch Capital Group Ltd (a)	311,339	11,199
Airgas Inc	185,846	12,814	Brown & Brown Inc	826,809	18,256
Ecolab Inc	89,483	4,818	Everest Re Group Ltd	45,862	4,124
		$ 17,632	Fairfax Financial Holdings Ltd	24,600	10,283
Commercial Services - 5.07%			Loews Corp	1,158,065	45,975
Ascent Capital Group Inc (a)	184,184	8,378	Markel Corp (a)	93,862	36,278
Iron Mountain Inc	1,545,218	47,794	Marsh & McLennan Cos Inc	584,734	17,905
Live Nation Entertainment Inc (a)	601,369	5,647	Progressive Corp/The	873,063	16,597
Macquarie Infrastructure Co LLC	218,740	5,768	White Mountains Insurance Group Ltd	41,932	17,611
SAIC Inc (a)	1,439,385	17,892	Willis Group Holdings PLC	339,057	12,311
		$ 85,479			$ 221,432

Consumer Products - 1.34%			Internet - 2.92%
Clorox Co/The	337,779	22,611	Liberty Interactive Corp (a)	1,550,013	25,467
			VeriSign Inc	739,108	23,718
					$ 49,185
Distribution & Wholesale - 0.37%
Fastenal Co	164,061	6,249	Media - 7.38%
			Discovery Communications Inc - C Shares (a)	848,080	33,558
			Liberty Global Inc - A Shares (a)	529,376	21,270
Diversified Financial Services - 3.56%			Liberty Global Inc - B Shares (a)	262,801	10,084
Ameriprise Financial Inc	261,784	12,220	Liberty Media Corp - Liberty Capital (a)	633,947	48,700
BlackRock Inc	132,395	20,891	Liberty Media Corp - Liberty Starz (a)	157,761	10,775
Charles Schwab Corp/The	1,315,903	16,159			$ 124,387
CME Group Inc	38,879	10,713
		$ 59,983	Mining - 2.66%
			Franco-Nevada Corp	898,288	35,589
Electric - 1.25%			Royal Gold Inc	128,724	9,214
Brookfield Infrastructure Partners LP	319,877	8,026			$ 44,803
Calpine Corp (a)	861,904	13,075
		$ 21,101	Miscellaneous Manufacturing - 0.46%
			ITT Corp	171,600	7,825
Electronics - 2.73%
Gentex Corp	935,636	28,181
Tyco International Ltd	390,262	17,777	Oil & Gas - 5.31%
		$ 45,958	Cimarex Energy Co	203,908	13,050
			EOG Resources Inc	359,587	32,158
Energy - Alternate Sources - 1.53%			EQT Corp	502,974	31,939
Covanta Holding Corp	1,758,876	25,785	Nabors Industries Ltd (a)	672,888	12,334
					$ 89,481

Entertainment - 0.80%			Pharmaceuticals - 1.52%
International Game Technology	767,863	13,507	Mead Johnson Nutrition Co	184,356	13,246
			Valeant Pharmaceuticals International Inc	313,037	12,384
Food - 1.52%					$ 25,630
Sara Lee Corp	829,341	14,762
Sysco Corp	391,968	10,866	Pipelines - 2.99%
			El Paso Corp	496,916	12,428
		$ 25,628	Williams Cos Inc	1,261,393	37,980
Gas - 1.30%					$ 50,408
National Fuel Gas Co	187,555	11,495
Questar Corp	544,700	10,497	Private Equity - 1.27%
		$ 21,992	Onex Corp	630,837	21,429

Healthcare - Products - 3.35%			Real Estate - 3.75%
Becton Dickinson and Co	249,150	19,491	Brookfield Asset Management Inc	1,508,906	43,758
CR Bard Inc	173,232	14,889

See accompanying notes

196

Schedule of Investments MidCap Blend Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Real Estate (continued)			(continued)	Amount (000's)	Value (000's)
Forest City Enterprises Inc (a)	1,064,306	$ 14,560	Banks (continued)
Howard Hughes Corp/The (a)	102,191	4,903	Investment in Joint Trading Account; Merrill	$ 7,640	$ 7,640
		$ 63,221	Lynch Repurchase Agreement; 0.09%
			dated 10/31/11 maturing 11/01/11
REITS - 1.85%			(collateralized by US Government
General Growth Properties Inc	1,559,547	22,925	Securities; $7,792,655; 0.00% - 8.13%;
Vornado Realty Trust	100,223	8,300	dated 11/25/11 - 09/15/60)
		$ 31,225			$ 22,569
Retail - 9.44%			TOTAL REPURCHASE AGREEMENTS		$ 22,569
AutoZone Inc (a)	48,636	15,738	Total Investments		$ 1,682,802
Copart Inc (a)	312,341	13,602	Other Assets in Excess of Liabilities, Net - 0.21%		$ 3,587
Dollar General Corp (a)	357,571	14,181	TOTAL NET ASSETS - 100.00%		$ 1,686,389
JC Penney Co Inc	404,763	12,985
O'Reilly Automotive Inc (a)	696,360	52,958
TJX Cos Inc	651,273	38,380	(a) Non-Income Producing Security
Yum! Brands Inc	211,997	11,357
		$ 159,201

Savings & Loans - 0.19%			Unrealized Appreciation (Depreciation)
BankUnited Inc	149,085	3,248	The net federal income tax unrealized appreciation (depreciation) and federal tax
			cost of investments held as of the period end were as follows:

Semiconductors - 1.28%			Unrealized Appreciation		$ 274,317
Microchip Technology Inc	596,113	21,555	Unrealized Depreciation		(81,583)
			Net Unrealized Appreciation (Depreciation)		$ 192,734
Software - 4.12%			Cost for federal income tax purposes		$ 1,490,068
Broadridge Financial Solutions Inc	454,645	10,116
Dun & Bradstreet Corp/The	260,249	17,400	All dollar amounts are shown in thousands (000's)
Fidelity National Information Services Inc	708,735	18,555
Intuit Inc	435,995	23,400	Portfolio Summary (unaudited)
		$ 69,471	Sector		Percent
			Financial		27 .32%
Telecommunications - 3.48%			Consumer, Non-cyclical		19 .96%
American Tower Corp (a)	309,213	17,038	Communications		14 .60%
EchoStar Holding Corp (a)	501,571	13,221	Consumer, Cyclical		11 .83%
Motorola Solutions Inc	369,639	17,340	Energy		9 .83%
Telephone & Data Systems Inc	51,799	1,201	Technology		5 .40%
Telephone & Data Systems Inc - Special	475,260	9,942	Industrial		3 .85%
Shares			Basic Materials		3 .71%
		$ 58,742	Utilities		2 .55%
Textiles - 1.22%			Diversified		0 .74%
Cintas Corp	394,288	11,785	Other Assets in Excess of Liabilities, Net		0 .21%
Mohawk Industries Inc (a)	168,414	8,867	TOTAL NET ASSETS		100.00%
		$ 20,652
TOTAL COMMON STOCKS		$ 1,660,233
	Maturity
REPURCHASE AGREEMENTS - 1.34%	Amount (000's)	Value (000's)

Banks - 1.34%
Investment in Joint Trading Account; Credit	$ 6,786	$ 6,786
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $6,921,489; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	8,143	8,143
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $8,305,787;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)

See accompanying notes

197

Schedule of Investments
Money Market Fund
October 31, 2011

COMMON STOCKS - 3.97%	Shares Held	Value (000's)		Principal

Publicly Traded Investment Fund - 3.97%			BONDS (continued)	Amount (000's)	Value (000's)
BlackRock Liquidity Funds TempFund	28,400,000	$ 28,400	Other Asset Backed Securities (continued)
Portfolio			Macquarie Equipment Funding Trust
STIT - Liquid Assets Portfolio	24,700,000	24,700	0.43%, 03/20/2012(a),(b)	$ 1,199	$ 1,199
		$ 53,100	MMAF Equipment Finance LLC
TOTAL COMMON STOCKS		$ 53,100	0.32%, 08/15/2012(b)	2,512	2,512
	Principal				$ 18,055
BONDS - 12.40%	Amount (000's)	Value (000's)	Pharmaceuticals - 0.70%
Automobile Asset Backed Securities - 2.04%			Sanofi-Aventis SA
AmeriCredit Automobile Receivables Trust			0.41%, 03/28/2012(a)	9,400	9,400
0.28%, 07/09/2012	$ 2,292	$ 2,292
BMW Vehicle Owner Trust			TOTAL BONDS		$ 166,038
0.31%, 09/25/2012	3,866	3,866		Principal
Ford Credit Auto Lease Trust			MUNICIPAL BONDS - 6.30%	Amount (000's)	Value (000's)
0.26%, 07/15/2012	3,325	3,325
Honda Auto Receivables Owner Trust			California - 2.34%
0.32%, 03/15/2012(a)	729	729	California Statewide Communities
Huntington Auto Trust			Development Authority FANNIE MAE
0.36%, 09/17/2012(b)	5,511	5,511	0.18%, 11/07/2011	$ 300	$ 300
Hyundai Auto Lease Securitization Trust			Kern Water Bank Authority WELLS FARGO
2011-A			0.22%, 11/07/2011	5,337	5,337
0.31%, 08/15/2012(b)	4,004	4,004	San Jose Redevelopment Agency JP
Mercedes-Benz Auto Receivables Trust			MORGAN CHASE & CO
0.22%, 07/16/2012	3,314	3,314	0.16%, 11/07/2011	25,710	25,710
Nissan Auto Lease Trust					$ 31,347
0.23%, 07/16/2012	2,129	2,129	Colorado - 0.15%
Santander Drive Auto Receivables Trust			Colorado Housing & Finance
0.31%, 05/15/2012	1,769	1,769	Authority WELLS FARGO
World Omni Automobile Lease Securitization			0.27%, 11/07/2011	325	325
Trust			County of Kit Carson CO WELLS FARGO
0.30%, 04/16/2012	444	444	0.16%, 11/07/2011	1,550	1,550
		$ 27,383			$ 1,875

Banks - 1.19%			Georgia - 0.17%
JP Morgan Chase Bank NA			Savannah College of Art & Design Inc BANK
0.28%, 11/20/2012(a)	8,000	8,000	OF AMERICA
0.37%, 11/09/2012(a)	8,000	8,000	0.30%, 11/07/2011	2,300	2,300
		$ 16,000

Diversified Financial Services - 3.62%			Illinois - 1.15%
Corporate Finance Managers Inc			Memorial Health System/IL JP MORGAN
0.22%, 11/07/2011	12,800	12,800	CHASE & CO
MetLife			0.16%, 11/07/2011	15,380	15,380
0.49%, 08/16/2012(a),(c)	15,000	15,000
NGSP Inc
0.55%, 11/07/2011	14,100	14,100	Indiana - 0.24%
Toyota Motor Credit Corp			Ball State University Foundation Inc US
0.60%, 10/18/2012(a)	6,500	6,500	BANK
		$ 48,400	0.18%, 11/01/2011	3,150	3,150

Healthcare - Services - 1.18%			Maryland - 0.34%
Everett Clinic PS			City of Baltimore MD STATE STREET
0.40%, 11/07/2011	4,600	4,600	BANK & TRUST
Portland Clinic LLP/The			0.18%, 11/07/2011	4,600	4,600
0.25%, 11/07/2011	11,200	11,200
		$ 15,800
			Minnesota - 0.53%
Insurance - 2.32%			City of St Paul MN US BANK
ING USA Annuity & Life Insurance Co			0.22%, 11/07/2011	2,300	2,300
0.75%, 12/06/2011(a),(c)	15,000	15,000
			Minnesota Housing Finance Agency STATE
New York Life Capital Corp			STREET BANK & TRUST
0.25%, 07/27/2012(a),(c)	16,000	16,000
			0.22%, 11/07/2011	4,860	4,860
		$ 31,000			$ 7,160

Other Asset Backed Securities - 1.35%			New Mexico - 0.29%
CNH Equipment Trust			City of Las Cruces NM WELLS FARGO
0.38%, 10/12/2012	5,301	5,302	0.22%, 11/07/2011	3,900	3,900
GE Equipment Midticket LLC
0.43%, 10/22/2012	4,100	4,100
GE Equipment Transportation LLC			New York - 0.60%
0.29%, 07/20/2012	2,283	2,283	Housing Development Corp/NY HESSEN
John Deere Owner Trust			LANDES BANK
0.31%, 05/11/2012	2,659	2,659	0.28%, 11/07/2011	5,400	5,400

See accompanying notes

198

Schedule of Investments Money Market Fund October 31, 2011

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)

New York (continued)			Banks (continued)
Housing Development Corp/NY JP			Mizuho Funding LLC MIZUHO CORP
MORGAN CHASE & CO			BANK (continued)
0.16%, 11/07/2011	$ 2,730	$ 2,730	0.38%, 01/23/2012(b)	$ 6,900	$ 6,894
		$ 8,130	National Australia Funding Delaware
			Inc NATIONAL AUSTRALIA BANK
Oklahoma - 0.36%			0.25%, 12/12/2011(b)	8,000	7,998
Oklahoma University Hospital BANK OF			0.30%, 01/03/2012(b)	8,300	8,296
AMERICA			0.30%, 01/17/2012(b)	8,000	7,995
0.30%, 11/07/2011	4,800	4,800	Oversea-Chinese Banking Corp Ltd
			0.30%, 12/06/2011(d)	7,800	7,798
Washington - 0.13%			0.31%, 11/29/2011(d)	7,800	7,798
Washington State Housing Finance			0.35%, 12/07/2011(d)	6,500	6,498
Commission FANNIE MAE			0.36%, 12/28/2011(d)	8,000	7,995
0.18%, 11/07/2011	945	945	Skandinaviska Enskilda Banken AB
0.19%, 11/07/2011	565	565	0.30%, 12/01/2011(b),(d)	6,000	5,998
Washington State Housing Finance			Standard Chartered Bank/New York
Commission US BANK			0.24%, 11/07/2011(b)	6,000	6,000
0.21%, 11/07/2011	230	230	0.27%, 12/21/2011(b)	7,000	6,997
		$ 1,740	0.28%, 12/13/2011(d)	7,000	6,998
TOTAL MUNICIPAL BONDS		$ 84,382	0.29%, 12/19/2011(b)	6,000	5,998
	Maturity		Sumitomo Mitsui Banking Corp
			0.27%, 11/09/2011(b),(d)	8,000	8,000
REPURCHASE AGREEMENTS - 9.30%	Amount (000's)	Value (000's)	0.27%, 12/14/2011(b),(d)	8,900	8,897
Banks - 9.30%			Sumitomo Trust & Banking Co Ltd/New York
Credit Suisse Repurchase Agreement; 0.08%	$ 65,000	$ 65,000	NY
dated 10/31/11 maturing 11/01/11			0.27%, 11/30/2011	6,000	5,999
(collateralized by US Government Security;			Toronto-Dominion Holdings USA
$66,300,000; 4.63%; dated 02/15/40)			Inc TORONTO DOMINION BANK
Deutsche Bank Repurchase Agreement; 0.10%	59,480	59,480	0.21%, 12/30/2011(b)	7,000	6,998
dated 10/31/11 maturing 11/01/11			0.32%, 02/15/2012(b)	9,000	8,992
(collateralized by US Government			Union Bank NA
Securities; $60,669,600; 0.50% - 5.63%;			0.20%, 11/17/2011	8,000	7,999
dated 12/01/11 - 03/12/27)			0.22%, 12/20/2011	6,000	5,998
		$ 124,480	0.31%, 02/14/2012	5,000	4,995
TOTAL REPURCHASE AGREEMENTS		$ 124,480	0.32%, 01/20/2012	8,000	7,994
	Principal		Westpac Banking Corp
COMMERCIAL PAPER - 67.36%	Amount (000's)	Value (000's)	0.25%, 12/08/2011(b),(d)	8,000	7,998
			0.30%, 11/15/2011(b),(d)	8,000	7,999
Automobile Manufacturers - 0.49%
BMW US Capital LLC BMW AG					$ 296,064
0.33%, 11/02/2011(b)	$ 6,500	$ 6,500	Commercial Services - 0.90%
			Salvation Army
Banks - 22.12%			0.17%, 12/02/2011	7,000	7,000
Bank of Nova Scotia/New York			Salvation Army/United States
0.24%, 11/10/2011	8,000	8,000	0.20%, 11/22/2011	5,000	4,999
0.24%, 11/18/2011	8,000	7,999			$ 11,999
Bank of Tokyo-Mitsubishi UFJ Ltd/New York			Computers - 0.60%
NY			Hewlett-Packard Co
0.22%, 11/21/2011	7,900	7,899	0.15%, 11/01/2011(b)	8,000	8,000
0.23%, 11/17/2011	8,000	7,999
0.25%, 12/29/2011	9,000	8,996
Commonwealth Bank of Australia			Consumer Products - 2.24%
0.30%, 01/17/2012(b),(d)	6,000	5,996	Reckitt Benckiser Treasury Services
0.38%, 02/23/2012(b),(d)	7,800	7,791	PLC RECKITT BENCKISER GROUP
0.45%, 04/24/2012(b),(d)	7,000	6,985	0.35%, 11/16/2011(b)	6,000	5,999
			0.42%, 11/21/2011(b)	8,000	7,998
Credit Suisse/New York NY			0.46%, 11/07/2011(b)	8,000	8,000
0.19%, 11/14/2011	7,000	6,999	0.46%, 04/04/2012(b)	8,000	7,984
DnB NOR Bank ASA
0.30%, 12/12/2011(b),(d)	6,000	5,998			$ 29,981
0.36%, 01/19/2012(b),(d)	7,000	6,994
			Diversified Financial Services - 26.83%
Goldman Sachs Group Inc/The			Alpine Securitization Corp
0.38%, 01/06/2012	8,000	7,994	0.19%, 11/04/2011(b)	8,000	8,000
0.55%, 03/01/2012	8,000	7,985	0.19%, 11/09/2011(b)	7,000	7,000
HSBC USA Inc			0.19%, 11/17/2011(b)	7,000	6,999
0.18%, 11/28/2011	8,300	8,299	0.19%, 11/23/2011(b)	5,000	4,999
Mizuho Funding LLC MIZUHO CORP			American Honda Finance Corp AMERICAN
BANK			HONDA MOTOR CORP
0.26%, 11/04/2011(b)	8,000	8,000
			0.22%, 11/14/2011	6,500	6,499
0.27%, 12/14/2011	7,000	6,998

See accompanying notes

199

Schedule of Investments Money Market Fund October 31, 2011

	Principal			Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)

Diversified Financial Services (continued)			Diversified Financial Services (continued)
Bryant Park Funding LLC			Variable Funding Capital Corp LLC
0.17%, 11/15/2011(b)	$ 6,600	$ 6,600	0.25%, 01/17/2012(b)	$ 7,000	$ 6,996
0.17%, 11/23/2011(b)	8,000	7,999			$ 359,096
0.17%, 11/28/2011(b)	8,000	7,999
CAFCO LLC			Electric - 4.51%
0.22%, 11/23/2011(b)	8,000	7,999	GDF Suez
			0.18%, 11/04/2011(b)	8,000	8,000
0.25%, 11/14/2011(b)	2,500	2,500
			0.19%, 11/01/2011(b)	4,500	4,500
0.25%, 11/28/2011(b)	5,000	4,999
			0.19%, 12/05/2011(b)	7,000	6,999
0.31%, 01/10/2012(b)	8,300	8,295
			0.20%, 12/15/2011(b)	8,000	7,998
0.32%, 01/05/2012(b)	8,000	7,995
			0.20%, 12/16/2011(b)	6,000	5,998
Charta Corp
0.25%, 11/16/2011(b)	8,000	7,999	Oglethorpe Power Corp
			0.12%, 11/14/2011(b)	6,900	6,900
0.30%, 12/01/2011(b)	7,000	6,998
			0.13%, 11/16/2011(b)	8,000	7,999
CRC Funding LLC			0.15%, 11/10/2011(b)	6,000	6,000
0.25%, 12/05/2011(b)	8,000	7,998
0.25%, 12/08/2011(b)	8,300	8,298	Pacific Gas & Electric Co
			0.36%, 11/08/2011(b)	6,000	6,000
Gotham Funding Corp
0.27%, 12/07/2011(b)	8,000	7,998			$ 60,394
0.35%, 01/19/2012(b)	7,000	6,995	Healthcare - Services - 0.60%
0.35%, 01/25/2012(b)	7,800	7,794	Catholic Health Initiatives
ING US Funding LLC ING BANK			0.15%, 12/06/2011	8,000	8,000
0.25%, 12/27/2011	7,000	6,997
Jupiter Securitization Co LLC
0.14%, 11/22/2011(b)	6,900	6,899	Insurance - 1.04%
0.15%, 11/18/2011(b)	8,000	7,999	Prudential Funding LLC PRUDENTIAL
0.20%, 11/03/2011(b)	8,000	8,000	FINANCIAL INC
Liberty Street Funding LLC			0.18%, 11/02/2011	7,000	7,000
0.23%, 01/18/2012(b)	6,000	5,997	Prudential PLC
0.26%, 11/14/2011(b)	8,000	7,999	0.52%, 01/03/2012(b)	7,000	6,994
0.27%, 11/21/2011(b)	6,000	5,999			$ 13,994
0.28%, 12/09/2011(b)	8,000	7,998
			Mining - 0.90%
Nieuw Amsterdam Receivables Corp			BHP Billiton Finance USA Ltd BHP
0.20%, 11/03/2011(b)	7,000	7,000
			BILLITON LTD
0.23%, 11/02/2011 (b)	8,000	8,000	0.10%, 11/01/2011(b)	8,000	8,000
0.23%, 12/09/2011(b)	9,000	8,998
0.27%, 11/18/2011(b)	8,000	7,999	0.16%, 01/26/2012	4,100	4,098
					$ 12,098
Nordea North America Inc/DE NORDEA
BANK			Miscellaneous Manufacturing - 0.52%
0.18%, 12/27/2011	7,000	6,998	Danaher Corp
Paccar Financial Corp PACCAR INC			0.09%, 11/01/2011	7,000	7,000
0.20%, 11/08/2011	7,000	7,000
Private Export Funding Corp			Oil & Gas - 2.25%
0.20%, 11/08/2011(b)	7,700	7,700
			BP Capital Markets PLC BP PLC
River Fuel Co NO.2 Inc BANK OF NOVA			0.22%, 11/15/2011(b)	7,600	7,599
SCOTIA			0.28%, 01/17/2012(b)	7,500	7,496
0.33%, 01/31/2012	6,000	5,995	0.29%, 02/24/2012(b)	8,000	7,993
River Fuel Trust No 1 BANK OF NOVA			Total Capital Canada Ltd TOTAL SA
SCOTIA			0.41%, 12/16/2011(b)	7,000	6,996
0.35%, 01/13/2012	3,000	2,998			$ 30,084
Straight-A Funding LLC
0.14%, 12/08/2011	8,300	8,299	Supranational Bank - 2.31%
0.19%, 11/14/2011	2,000	2,000	Corp Andina de Fomento
0.19%, 12/22/2011(b)	8,000	7,998	0.23%, 11/07/2011(b)	8,000	8,000
0.19%, 01/09/2012	7,000	6,997	0.23%, 12/06/2011(b)	8,000	7,998
Thunder Bay Funding LLC			0.23%, 12/13/2011(b)	7,000	6,998
0.21%, 01/11/2012(b)	8,000	7,997	0.31%, 11/09/2011(b)	8,000	7,999
0.23%, 02/01/2012(b)	6,000	5,996			$ 30,995
Toyota Motor Credit Corp
0.22%, 11/10/2011	8,000	8,000	Telecommunications - 2.05%
0.24%, 11/08/2011	8,700	8,700	Telstra Corp Ltd
			0.27%, 11/07/2011(b)	7,500	7,499
0.36%, 02/07/2012	3,000	2,997	0.27%, 11/21/2011(b)	7,500	7,499
UOB Funding LLC UNITED OVERSEAS			0.28%, 12/19/2011(b)	6,000	5,998
BANK LTD
0.32%, 01/09/2012	8,000	7,995	Verizon Communications Inc
			0.24%, 11/03/2011(b)	6,500	6,500
0.32%, 01/10/2012	7,800	7,795
0.35%, 01/04/2012	6,800	6,796			$ 27,496
0.40%, 02/15/2012	8,000	7,991	TOTAL COMMERCIAL PAPER		$ 901,701

See accompanying notes

200

Schedule of Investments
Money Market Fund
October 31, 2011

Principal
CERTIFICATE OF DEPOSIT - 1.03%	Amount (000's)	Value (000's)

Banks - 1.03%
Bank of Nova Scotia/Houston
0.32%, 11/09/2012(a),(d)	$ 5,800	$ 5,800
Credit Suisse/New York NY
0.33%, 11/22/2011(a),(d)	8,000	8,000
$ 13,800
TOTAL CERTIFICATE OF DEPOSIT		$ 13,800
Total Investments		$ 1,343,501
Liabilities in Excess of Other Assets, Net - (0.36)%		$ (4,867)
TOTAL NET ASSETS - 100.00%		$ 1,338,634

(a)	Variable Rate. Rate shown is in effect at October 31, 2011.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $623,533 or 46.58% of net assets.
(c)	Security is Illiquid
(d)	Security issued by foreign bank and denominated in USD.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ —
Unrealized Depreciation	—
Net Unrealized Appreciation (Depreciation)	$ —
Cost for federal income tax purposes	$ 1,343,501

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Financial	67 .44%
Insured	6 .30%
Consumer, Non-cyclical	5 .62%
Utilities	4 .51%
Exchange Traded Funds	3 .97%
Asset Backed Securities	3 .40%
Government	2 .31%
Energy	2 .25%
Communications	2 .05%
Basic Materials	0 .90%
Technology	0 .60%
Industrial	0 .52%
Consumer, Cyclical	0 .49%
Liabilities in Excess of Other Assets, Net	(0 .36)%
TOTAL NET ASSETS	100.00%

See accompanying notes

201

Schedule of Investments Principal Capital Appreciation Fund October 31, 2011

COMMON STOCKS - 97.41%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 2.14%			Computers (continued)
Boeing Co/The	322,932	$ 21,246	Mentor Graphics Corp (a)	146,083	$ 1,659
Northrop Grumman Corp	119,187	6,883			$ 54,316
Teledyne Technologies Inc (a)	116,691	6,356
		$ 34,485	Consumer Products - 1.54%
			Clorox Co/The	98,789	6,613
Agriculture - 0.47%			Kimberly-Clark Corp	105,866	7,380
Archer-Daniels-Midland Co	262,614	7,600	Tupperware Brands Corp	85,375	4,827
			WD-40 Co	136,389	6,004

Airlines - 0.70%					$ 24,824
Alaska Air Group Inc (a)	118,345	7,873	Cosmetics & Personal Care - 0.72%
Cathay Pacific Airways Ltd ADR	379,405	3,430	Procter & Gamble Co	179,741	11,502
		$ 11,303

Apparel - 1.43%			Distribution & Wholesale - 0.42%
Nike Inc	239,183	23,045	Pool Corp	233,554	6,824

Automobile Manufacturers - 1.05%			Diversified Financial Services - 2.68%
Nissan Motor Co Ltd ADR	163,122	3,037	Ameriprise Financial Inc	82,541	3,853
PACCAR Inc	321,377	13,897	Charles Schwab Corp/The	1,123,690	13,799
		$ 16,934	Franklin Resources Inc	181,233	19,325
			T Rowe Price Group Inc	117,134	6,189
Automobile Parts & Equipment - 0.82%					$ 43,166
Autoliv Inc	51,757	2,990
Johnson Controls Inc	309,772	10,201	Electric - 0.92%
		$ 13,191	Duke Energy Corp	287,872	5,878
			Edison International	188,764	7,664
Banks - 4.55%			PG&E Corp	24,280	1,042
City National Corp/CA	103,565	4,393	Xcel Energy Inc	5,919	153
East West Bancorp Inc	222,245	4,327			$ 14,737
JP Morgan Chase & Co	471,273	16,381
PNC Financial Services Group Inc	41,492	2,229	Electronics - 1.73%
State Street Corp	201,190	8,126	Electro Scientific Industries Inc	65,044	799
US Bancorp	408,840	10,462	FEI Co (a)	194,539	7,735
Wells Fargo & Co	925,848	23,989	FLIR Systems Inc	82,254	2,163
Westamerica Bancorporation	74,180	3,325	Thermo Fisher Scientific Inc (a)	107,993	5,429
		$ 73,232	Trimble Navigation Ltd (a)	136,577	5,519
			Waters Corp (a)	76,448	6,125
Beverages - 1.86%					$ 27,770
Brown-Forman Corp	85,444	6,385
Coca Cola Hellenic Bottling Co SA ADR(a)	41,057	807	Engineering & Construction - 0.72%
Coca-Cola Co/The	88,345	6,036	Granite Construction Inc	146,218	3,290
PepsiCo Inc	265,467	16,711	Jacobs Engineering Group Inc (a)	215,006	8,342
		$ 29,939			$ 11,632

Biotechnology - 1.15%			Environmental Control - 0.51%
Gilead Sciences Inc (a)	275,574	11,480	Energy Recovery Inc (a)	152,602	468
Life Technologies Corp (a)	173,406	7,053	Waste Connections Inc	227,211	7,737
		$ 18,533			$ 8,205

Building Materials - 0.61%			Food - 2.02%
Apogee Enterprises Inc	225,169	2,459	Campbell Soup Co	61,508	2,045
Simpson Manufacturing Co Inc	240,048	7,360	Dairy Farm International Holdings Ltd ADR	204,082	8,247
		$ 9,819	Dean Foods Co (a)	57,418	558
			General Mills Inc	362,542	13,969
Chemicals - 1.31%			Kroger Co/The	221,568	5,136
CF Industries Holdings Inc	43,367	7,037	Ralcorp Holdings Inc (a)	30,917	2,499
FMC Corp	89,921	7,094			$ 32,454
PPG Industries Inc	24,921	2,154
Sigma-Aldrich Corp	72,176	4,726	Gas - 1.72%
		$ 21,011	Northwest Natural Gas Co	17,579	821
			Sempra Energy	499,748	26,852
Commercial Services - 0.95%					$ 27,673
Hertz Global Holdings Inc (a)	582,265	6,754
Resources Connection Inc	88,008	976	Healthcare - Products - 1.57%
Robert Half International Inc	171,754	4,540	Becton Dickinson and Co	83,696	6,547
TrueBlue Inc (a)	223,286	2,952	Medtronic Inc	158,278	5,499
		$ 15,222	ResMed Inc (a)	87,260	2,469
			Techne Corp	59,631	4,103
Computers - 3.38%			Varian Medical Systems Inc (a)	114,385	6,717
Apple Inc (a)	43,317	17,534
EMC Corp/Massachusetts (a)	234,053	5,737			$ 25,335
Hewlett-Packard Co	218,042	5,802	Healthcare - Services - 0.63%
IBM Corp	127,738	23,584	DaVita Inc (a)	117,620	8,233

See accompanying notes

202

     Schedule of Investments Principal Capital Appreciation Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Services (continued)			Oil & Gas Services - 0.52%
Health Net Inc (a)	67,325	$ 1,871	Natural Gas Services Group Inc (a)	206,434	$ 2,841
		$ 10,104	Schlumberger Ltd	76,074	5,589

Insurance - 1.84%					$ 8,430
ACE Ltd	33,040	2,384	Pharmaceuticals - 7.26%
Fidelity National Financial Inc	196,523	3,034	Abbott Laboratories	348,193	18,757
HCC Insurance Holdings Inc	305,600	8,132	Allergan Inc/United States	275,542	23,179
MetLife Inc	146,115	5,137	Bristol-Myers Squibb Co	528,971	16,710
StanCorp Financial Group Inc	190,765	6,475	Forest Laboratories Inc (a)	119,070	3,727
XL Group PLC	206,054	4,480	Johnson & Johnson	272,208	17,527
		$ 29,642	McKesson Corp	219,407	17,893
			Medicis Pharmaceutical Corp	128,586	4,923
Internet - 2.79%			Obagi Medical Products Inc (a)	88,030	831
Amazon.com Inc (a)	58,981	12,593
eBay Inc (a)	311,154	9,904	Teva Pharmaceutical Industries Ltd ADR	88,168	3,602
			VCA Antech Inc (a)	258,673	5,256
Google Inc (a)	37,856	22,435
			Watson Pharmaceuticals Inc (a)	67,406	4,527
		$ 44,932			$ 116,932

Iron & Steel - 1.29%			Publicly Traded Investment Fund - 1.23%
Reliance Steel & Aluminum Co	170,784	7,547	iShares Russell 3000 Index Fund	266,948	19,802
Schnitzer Steel Industries Inc	283,291	13,258
		$ 20,805
			REITS - 3.49%
Leisure Products & Services - 0.68%			Alexandria Real Estate Equities Inc	160,524	10,609
Ambassadors Group Inc	167,879	832	Annaly Capital Management Inc	80,732	1,360
Carnival Corp	183,036	6,445	Essex Property Trust Inc	54,439	7,772
Harley-Davidson Inc	95,676	3,722	HCP Inc	333,417	13,287
		$ 10,999	Plum Creek Timber Co Inc	103,521	3,899
Lodging - 0.29%			Sabra Health Care REIT Inc	64,653	664
Red Lion Hotels Corp (a)	674,093	4,685	Ventas Inc	72,434	4,028
			Weyerhaeuser Co	804,583	14,466
					$ 56,085
Machinery - Construction & Mining - 0.11%
Caterpillar Inc	19,062	1,801	Retail - 8.10%
			Best Buy Co Inc	129,728	3,403
			Copart Inc (a)	233,155	10,154
Machinery - Diversified - 1.36%			Costco Wholesale Corp	366,863	30,541
AGCO Corp (a)	33,227	1,456
			CVS Caremark Corp	91,602	3,325
Cascade Corp	118,338	5,101	Home Depot Inc	178,542	6,392
Deere & Co	202,690	15,384	Jack in the Box Inc (a)	155,664	3,203
		$ 21,941	McDonald's Corp	156,479	14,529
Media - 1.41%			Nordstrom Inc	308,398	15,633
Walt Disney Co/The	651,894	22,738	Ross Stores Inc	17,782	1,560
			Starbucks Corp	586,692	24,840
			Wal-Mart Stores Inc	233,440	13,241
Metal Fabrication & Hardware - 0.64%			Yum! Brands Inc	64,955	3,480
Precision Castparts Corp	63,508	10,361			$ 130,301

			Savings & Loans - 0.70%
Mining - 0.70%			Washington Federal Inc	824,862	11,259
Freeport-McMoRan Copper & Gold Inc	278,889	11,228

			Semiconductors - 4.16%
Miscellaneous Manufacturing - 1.68%			Applied Materials Inc	647,786	7,981
Aptargroup Inc	71,892	3,449	Avago Technologies Ltd	138,510	4,678
Crane Co	132,315	5,836	Intel Corp	808,304	19,836
General Electric Co	1,059,876	17,711	LSI Corp (a)	433,804	2,711
		$ 26,996	Microchip Technology Inc	323,280	11,690
			Novellus Systems Inc (a)	201,037	6,946
Oil & Gas - 10.82%			QLogic Corp (a)	227,449	3,177
Apache Corp	249,536	24,861
Berry Petroleum Co	66,840	2,309	Qualcomm Inc	133,827	6,905
			Supertex Inc (a)	162,121	2,993
Chevron Corp	483,128	50,753
CNOOC Ltd ADR	26,533	5,004			$ 66,917
Devon Energy Corp	229,632	14,915	Shipbuilding - 0.06%
Energen Corp	130,128	6,384	Huntington Ingalls Industries Inc (a)	30,194	891
Exxon Mobil Corp	300,160	23,440
HollyFrontier Corp	98,086	3,010
Nabors Industries Ltd (a)	193,061	3,539	Software - 5.64%
Occidental Petroleum Corp	311,222	28,925	Actuate Corp (a)	392,128	2,549
Total SA ADR	212,299	11,103	Adobe Systems Inc (a)	496,002	14,587
			Autodesk Inc (a)	171,820	5,945
		$ 174,243	BMC Software Inc (a)	62,663	2,178
			Informatica Corp (a)	105,556	4,803

See accompanying notes

203

     Schedule of Investments Principal Capital Appreciation Fund October 31, 2011

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
COMMON STOCKS (continued)	Shares Held	Value (000's)	cost of investments held as of the period end were as follows:
Software (continued)
Microsoft Corp	1,254,775	$ 33,415	Unrealized Appreciation	$ 427,131
Omnicell Inc (a)	165,715	2,477	Unrealized Depreciation	(42,401)
Oracle Corp	613,597	20,108	Net Unrealized Appreciation (Depreciation)	$ 384,730
Quest Software Inc (a)	164,023	2,885	Cost for federal income tax purposes	$ 1,227,392
Tyler Technologies Inc (a)	57,814	1,825
		$ 90,772	All dollar amounts are shown in thousands (000's)

Telecommunications - 3.89%			Portfolio Summary (unaudited)
AT&T Inc	639,425	18,741	Sector	Percent
China Mobile Ltd ADR	203,524	9,680	Consumer, Non-cyclical	18 .17%
Cisco Systems Inc	496,165	9,194	Financial	15 .99%
Corning Inc	479,205	6,848	Consumer, Cyclical	14 .04%
Polycom Inc (a)	225,304	3,724
			Technology	13 .18%
Verizon Communications Inc	389,178	14,392	Industrial	11 .95%
		$ 62,579	Energy	11 .35%
Toys, Games & Hobbies - 0.55%			Communications	8 .09%
Mattel Inc	314,598	8,884	Basic Materials	3 .30%
			Utilities	2 .85%
			Exchange Traded Funds	1 .23%
Transportation - 2.10%			Liabilities in Excess of Other Assets, Net	(0 .15)%
Con-way Inc	97,282	2,867	TOTAL NET ASSETS	100.00%
Expeditors International of Washington Inc	465,418	21,223
Union Pacific Corp	98,212	9,779
		$ 33,869

Trucking & Leasing - 0.29%
Greenbrier Cos Inc (a)	252,338	4,696

Water - 0.21%
California Water Service Group	184,100	3,419

TOTAL COMMON STOCKS		$ 1,568,063
	Maturity
REPURCHASE AGREEMENTS - 2.74%	Amount (000's)	Value (000's)

Banks - 2.74%
Investment in Joint Trading Account; Credit	$ 13,248	$ 13,247
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $13,512,483; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	15,897	15,897
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities;
$16,214,980; 0.00% - 0.05%; dated
12/21/11 - 10/15/29)
Investment in Joint Trading Account; Merrill	14,915	14,915
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $15,213,218; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
		$ 44,059
TOTAL REPURCHASE AGREEMENTS		$ 44,059
Total Investments		$ 1,612,122
Liabilities in Excess of Other Assets, Net - (0.15)%		$ (2,339)
TOTAL NET ASSETS - 100.00%		$ 1,609,783

(a) Non-Income Producing Security

See accompanying notes

204

Schedule of Investments Real Estate Securities Fund October 31, 2011

COMMON STOCKS - 97.48%	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Commercial Services - 0.51%			(continued)	Amount (000's)	Value (000's)
Corrections Corp of America (a)	402,700	$ 8,952	Banks (continued)
			Investment in Joint Trading Account; Deutsche $	8,024	$ 8,024
			Bank Repurchase Agreement; 0.10% dated
Lodging - 1.86%			10/31/11 maturing 11/01/11 (collateralized
Starwood Hotels & Resorts Worldwide Inc	644,700	32,306	by US Government Securities; $8,184,240;
			0.00% - 0.05%; dated 12/21/11 - 10/15/29)
Real Estate - 1.04%			Investment in Joint Trading Account; Merrill	7,528	7,528
CBRE Group Inc (a)	423,823	7,535	Lynch Repurchase Agreement; 0.09%
Jones Lang LaSalle Inc	163,200	10,546	dated 10/31/11 maturing 11/01/11
		$ 18,081	(collateralized by US Government
			Securities; $7,678,618; 0.00% - 8.13%;
REITS - 94.07%			dated 11/25/11 - 09/15/60)
American Assets Trust Inc	548,340	11,115			$ 22,238
American Campus Communities Inc	88,172	3,433	TOTAL REPURCHASE AGREEMENTS		$ 22,238
Annaly Capital Management Inc	1,127,475	18,998
Apartment Investment & Management Co	2,195,100	54,153	Total Investments		$ 1,736,672
Ashford Hospitality Trust Inc	222,500	1,980	Other Assets in Excess of Liabilities, Net - 0.14%		$ 2,363
AvalonBay Communities Inc	616,970	82,483	TOTAL NET ASSETS - 100.00%		$ 1,739,035
Boston Properties Inc	1,005,231	99,508
BRE Properties Inc	504,173	25,269	(a) Non-Income Producing Security
Camden Property Trust	201,700	12,231
Colonial Properties Trust	1,340,495	27,185
Digital Realty Trust Inc	849,417	52,944
Douglas Emmett Inc	927,348	18,083	Unrealized Appreciation (Depreciation)
DuPont Fabros Technology Inc	1,055,690	21,948	The net federal income tax unrealized appreciation (depreciation) and federal tax
Entertainment Properties Trust	649,400	29,093	cost of investments held as of the period end were as follows:
Equity Lifestyle Properties Inc	454,747	30,072
Equity One Inc	813,300	13,948	Unrealized Appreciation		$ 435,331
Equity Residential	1,792,646	105,192	Unrealized Depreciation		(25,391)
Essex Property Trust Inc	221,389	31,606	Net Unrealized Appreciation (Depreciation)		$ 409,940
Federal Realty Investment Trust	183,558	16,293	Cost for federal income tax purposes		$ 1,326,732
General Growth Properties Inc	3,355,939	49,332
Glimcher Realty Trust	2,453,238	22,472	All dollar amounts are shown in thousands (000's)
HCP Inc	1,708,072	68,067
Health Care REIT Inc	571,638	30,120	Portfolio Summary (unaudited)
Hersha Hospitality Trust	2,137,877	9,428	Sector		Percent
Highwoods Properties Inc	246,200	7,627	Financial		97 .49%
Host Hotels & Resorts Inc	4,863,288	69,399	Consumer, Cyclical		1 .86%
Kimco Realty Corp	831,805	14,532	Consumer, Non-cyclical		0 .51%
LaSalle Hotel Properties	1,108,215	26,497	Other Assets in Excess of Liabilities, Net		0 .14%
Macerich Co/The	210,080	10,454	TOTAL NET ASSETS		100.00%
Mid-America Apartment Communities Inc	62,200	3,881
ProLogis Inc	2,748,784	81,804
PS Business Parks Inc	202,095	10,758
Public Storage Inc	882,970	113,947
Ramco-Gershenson Properties Trust	809,330	7,810
Simon Property Group Inc	1,732,240	222,489
SL Green Realty Corp	755,606	52,129
Taubman Centers Inc	379,481	23,236
Ventas Inc	1,170,547	65,094
Vornado Realty Trust	1,101,803	91,240
		$ 1,635,850
TOTAL COMMON STOCKS		$ 1,695,189
CONVERTIBLE PREFERRED STOCKS -
1.10%	Shares Held	Value (000's)

REITS - 1.10%
Digital Realty Trust Inc	509,800	19,245

TOTAL CONVERTIBLE PREFERRED STOCKS		$ 19,245
	Maturity
REPURCHASE AGREEMENTS - 1.28%	Amount (000's)	Value (000's)

Banks - 1.28%
Investment in Joint Trading Account; Credit	$ 6,686	$ 6,686
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $6,820,200; 0.00%; dated
05/15/12 - 08/15/35)

See accompanying notes

205

Schedule of Investments
Short-Term Income Fund
October 31, 2011

	Principal			Principal
BONDS - 96.59%	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Apparel - 0.48%			Banks (continued)
VF Corp			Wells Fargo & Co
1.06%, 8/23/2013(a)	$ 5,500	$ 5,496	0.62%, 10/28/2015(a)	$ 7,250	$ 6,793
			3.68%, 6/15/2016(a)	4,500	4,727
			4.38%, 1/31/2013	5,500	5,720
Automobile Asset Backed Securities - 0.09%			Westpac Banking Corp
Bank of America Auto Trust
2.67%, 7/15/2013(b)	66	66	2.25%, 11/19/2012	6,950	7,052
Nissan Auto Lease Trust			3.00%, 8/4/2015	8,000	8,139
1.39%, 1/15/2016	527	528			$ 256,867
Nissan Auto Receivables Owner Trust			Biotechnology - 0.80%
4.28%, 7/15/2013	422	425	Amgen Inc
		$ 1,019	2.30%, 6/15/2016	9,000	9,239

Automobile Floor Plan Asset Backed Securities - 0.02%
Nissan Master Owner Trust Receivables			Chemicals - 3.10%
1.39%, 1/15/2015(a),(b)	230	232	Air Products & Chemicals Inc
			4.15%, 2/1/2013	1,750	1,827
			Airgas Inc
Automobile Manufacturers - 0.91%			3.25%, 10/1/2015	12,000	12,329
Daimler Finance North America LLC
1.88%, 9/15/2014(b)	10,500	10,395	Dow Chemical Co/The
			7.60%, 5/15/2014	10,500	11,915
			EI du Pont de Nemours & Co
Banks - 22.37%			5.00%, 7/15/2013	2,500	2,678
American Express Bank FSB			PPG Industries Inc
5.50%, 4/16/2013	4,150	4,387	5.75%, 3/15/2013	6,500	6,898
Australia & New Zealand Banking Group Ltd					$ 35,647
3.70%, 1/13/2015(b)	5,750	5,971
Bank of America Corp			Commercial Services - 0.56%
4.50%, 4/1/2015	5,250	5,183	Western Union Co/The
4.88%, 1/15/2013	5,000	5,051	5.40%, 11/17/2011	5,000	5,009
Bank of New York Mellon Corp/The			Yale University
2.95%, 6/18/2015	13,060	13,585	2.90%, 10/15/2014	1,330	1,413
Barclays Bank PLC					$ 6,422
2.50%, 1/23/2013	2,100	2,103	Computers - 1.13%
5.20%, 7/10/2014	7,500	7,919	Hewlett-Packard Co
Capital One Financial Corp			1.25%, 9/13/2013	3,500	3,515
2.13%, 7/15/2014	6,000	5,992	4.25%, 2/24/2012	4,000	4,048
Citigroup Inc			International Business Machines Corp
4.75%, 5/19/2015	2,000	2,082	2.10%, 5/6/2013	5,250	5,371
5.50%, 8/27/2012	3,050	3,132			$ 12,934
6.00%, 12/13/2013	10,000	10,585
6.01%, 1/15/2015	2,500	2,688	Diversified Financial Services - 10.95%
6.50%, 8/19/2013	8,000	8,475	American Express Credit Corp
Commonwealth Bank of Australia			5.88%, 5/2/2013	7,000	7,444
2.13%, 3/17/2014(b)	7,250	7,327	American Honda Finance Corp
3.75%, 10/15/2014(b)	12,500	13,154	1.63%, 9/20/2013(b)	4,500	4,524
Goldman Sachs Group Inc/The			4.63%, 4/2/2013(b)	7,500	7,832
3.70%, 8/1/2015	5,500	5,498	Caterpillar Financial Services Corp
5.25%, 10/15/2013	9,500	9,899	2.05%, 8/1/2016	4,500	4,553
6.00%, 5/1/2014	6,000	6,375	Countrywide Financial Corp
HSBC Bank PLC			5.80%, 6/7/2012	8,000	8,081
3.50%, 6/28/2015(b)	13,500	13,930	ERAC USA Finance LLC
ING Bank NV			2.25%, 1/10/2014(b)	4,750	4,775
2.38%, 6/9/2014(b)	6,000	6,024	2.75%, 7/1/2013(b)	5,500	5,561
4.00%, 3/15/2016(b)	15,250	15,612	5.60%, 5/1/2015(b)	3,750	4,143
JP Morgan Chase & Co			FMR LLC
3.70%, 1/20/2015	8,400	8,751	4.75%, 3/1/2013(b)	14,500	14,992
4.75%, 3/1/2015	5,000	5,357	FUEL Trust
5.38%, 10/1/2012	5,250	5,474	3.98%, 6/15/2016(b)	14,500	14,339
Lloyds TSB Bank PLC			General Electric Capital Corp
4.88%, 1/21/2016	15,000	15,422	0.59%, 1/8/2016(a)	12,000	11,163
Morgan Stanley			1.23%, 1/7/2014(a)	4,000	3,955
2.88%, 1/24/2014	8,000	7,791	2.80%, 1/8/2013	5,250	5,355
6.00%, 5/13/2014	8,500	8,831	2.95%, 5/9/2016	4,500	4,555
6.00%, 4/28/2015	4,500	4,743	3.50%, 6/29/2015	3,500	3,649
Santander US Debt SA Unipersonal			Jefferies Group Inc
2.49%, 1/18/2013(b)	4,750	4,627	3.88%, 11/9/2015	6,500	6,214
Wachovia Corp			MassMutual Global Funding II
0.62%, 6/15/2017(a)	9,500	8,468	2.30%, 9/28/2015(b)	6,500	6,534
			2.88%, 4/21/2014(b)	7,000	7,219

See accompanying notes

206

Schedule of Investments
Short-Term Income Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Diversified Financial Services (continued)			Home Equity Asset Backed Securities (continued)
Toyota Motor Credit Corp			Residential Asset Securities Corp
3.20%, 6/17/2015	$ 750	$ 792	4.47%, 3/25/2032	$ 641	$ 633
		$ 125,680	4.59%, 8/25/2031	103	101
			Wells Fargo Home Equity Trust
Electric - 2.51%			0.66%, 5/25/2034(a)	1,408	1,221
Commonwealth Edison Co			5.00%, 5/25/2034	11,500	11,398
4.70%, 4/15/2015	1,500	1,647			$ 70,355
5.40%, 12/15/2011	4,500	4,524
5.95%, 8/15/2016	2,750	3,214	Insurance - 6.84%
LG&E and KU Energy LLC			Aspen Insurance Holdings Ltd
2.13%, 11/15/2015	2,500	2,454	6.00%, 8/15/2014	4,750	5,013
Nisource Finance Corp			Berkshire Hathaway Finance Corp
6.15%, 3/1/2013	4,250	4,505	1.50%, 1/10/2014	4,500	4,571
Oncor Electric Delivery Co LLC			Berkshire Hathaway Inc
5.95%, 9/1/2013	8,750	9,439	2.13%, 2/11/2013	7,750	7,903
6.38%, 5/1/2012	3,000	3,077	2.20%, 8/15/2016	8,000	8,142
		$ 28,860	MetLife Inc
			2.38%, 2/6/2014	5,500	5,642
Environmental Control - 0.07%			Metropolitan Life Global Funding I
Waste Management Inc			2.50%, 1/11/2013(b)	10,750	10,926
2.60%, 9/1/2016	750	762	2.88%, 9/17/2012(b)	1,500	1,523
			5.13%, 4/10/2013(b)	3,500	3,679
Finance - Mortgage Loan/Banker - 1.18%			5.13%, 6/10/2014(b)	5,000	5,405
Freddie Mac			New York Life Global Funding
1.00%, 8/27/2014	7,500	7,560	2.25%, 12/14/2012(b)	7,250	7,361
1.13%, 7/27/2012	6,000	6,036	3.00%, 5/4/2015(b)	3,750	3,894
		$ 13,596	4.65%, 5/9/2013(b)	3,250	3,420
			5.25%, 10/16/2012(b)	4,500	4,694
Food - 0.80%			Prudential Financial Inc
Corn Products International Inc			3.63%, 9/17/2012	4,250	4,344
3.20%, 11/1/2015	6,500	6,682	4.50%, 7/15/2013	1,000	1,050
Sara Lee Corp			5.15%, 1/15/2013	950	992
2.75%, 9/15/2015	2,500	2,531			$ 78,559
		$ 9,213
			Iron & Steel - 1.72%
Gas - 0.97%			ArcelorMittal
Florida Gas Transmission Co LLC			3.75%, 3/1/2016	6,500	6,403
4.00%, 7/15/2015(b)	6,000	6,325
			5.38%, 6/1/2013	4,500	4,691
Sempra Energy			Nucor Corp
6.00%, 2/1/2013	4,500	4,762	5.00%, 12/1/2012	8,300	8,663
		$ 11,087			$ 19,757

Home Equity Asset Backed Securities - 6.13%			Manufactured Housing Asset Backed Securities - 0.01%
ACE Securities Corp			Green Tree Financial Corp
0.58%, 5/25/2035(a)	6,544	5,635
0.69%, 4/25/2035(a)	6,175	5,998	7.70%, 9/15/2026	120	129
Aegis Asset Backed Securities Trust
0.72%, 3/25/2035(a)	3,989	3,901	Media - 0.82%
Asset Backed Funding Certificates			DIRECTV Holdings LLC / DIRECTV
0.60%, 7/25/2035(a)	1,596	1,494	Financing Co Inc
Bayview Financial Acquisition Trust			3.55%, 3/15/2015	5,500	5,767
0.48%, 11/28/2036(a)	141	135	Time Warner Cable Inc
0.88%, 5/28/2044(a)	5,222	4,787	5.40%, 7/2/2012	3,500	3,603
5.66%, 12/28/2036(a)	1,365	1,333			$ 9,370
6.04%, 11/28/2036	2,505	2,491	Mining - 1.23%
Bear Stearns Asset Backed Securities Trust			Anglo American Capital PLC
0.57%, 12/25/2035(a)	8,400	6,625
			2.15%, 9/27/2013(b)	6,500	6,493
Home Equity Asset Trust			Barrick Gold Corp
0.67%, 10/25/2035(a)	661	655
0.71%, 10/25/2035(a)	4,725	3,364	1.75%, 5/30/2014	4,500	4,566
			Teck Resources Ltd
Mastr Asset Backed Securities Trust			3.15%, 1/15/2017	3,000	3,046
0.49%, 10/25/2035(a)	1,829	1,741
2.94%, 5/25/2033(a)	3,213	2,824			$ 14,105
Morgan Stanley ABS Capital I			Mortgage Backed Securities - 9.04%
0.99%, 1/25/2035(a)	3,377	3,320	Banc of America Alternative Loan Trust
New Century Home Equity Loan Trust			5.00%, 12/25/2018	1,813	1,832
0.72%, 7/25/2035(a)	8,000	6,566	Banc of America Funding Corp
4.76%, 11/25/2033	120	118	4.75%, 9/25/2019	2,920	2,983
Residential Asset Mortgage Products Inc			5.00%, 6/25/2035(a)	1,768	1,752
0.65%, 9/25/2035(a)	6,957	6,015	Banc of America Mortgage Securities Inc
			4.75%, 2/25/2035	806	798

See accompanying notes

207

Schedule of Investments
Short-Term Income Fund
October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's)	Value (000's)

Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Banc of America Mortgage Securities Inc			Residential Accredit Loans Inc
(continued)			5.00%, 12/26/2018	$ 6,031	$ 6,140
5.00%, 1/25/2019	$ 2,459 $	2,546	5.00%, 3/25/2019	2,902	2,940
5.00%, 3/25/2020	3,012	3,013	5.50%, 8/25/2033	1,667	1,703
5.00%, 8/25/2020	1,532	1,538	6.00%, 11/25/2032	296	298
5.00%, 5/25/2034	814	816	Residential Asset Securitization Trust
5.25%, 10/25/2019	1,147	1,172	4.75%, 2/25/2019	3,351	3,380
5.25%, 10/25/2034	436	436	WaMu Mortgage Pass Through Certificates
BCAP LLC Trust			5.00%, 9/25/2018	913	937
5.25%, 6/26/2037(b)	1,428	1,429	Wells Fargo Mortgage Backed Securities
Bear Stearns Alt-A Trust			Trust
0.52%, 7/25/2035(a)	23	16	4.50%, 8/25/2018	1,636	1,677
Bear Stearns Commercial Mortgage			4.75%, 11/25/2018	881	910
Securities			4.75%, 12/25/2018	749	765
7.00%, 5/20/2030	3,728	3,802	5.00%, 11/25/2020	251	261
Cendant Mortgage Corp			5.50%, 5/25/2035	1,024	1,013
4.96%, 6/25/2034(a)	1,295	1,327			$ 103,811
Chase Mortgage Finance Corp
5.50%, 5/25/2035	521	516	Oil & Gas - 5.28%
Citicorp Mortgage Securities Inc			BG Energy Capital PLC
			2.88%, 10/15/2016(b)	3,000	3,083
4.50%, 9/25/2034(a)	1,259	1,265
5.25%, 2/25/2035	971	966	BP Capital Markets PLC
Countrywide Alternative Loan Trust			3.13%, 10/1/2015	4,000	4,189
6.00%, 2/25/2017	1,781	1,820	3.63%, 5/8/2014	10,000	10,569
Countrywide Asset-Backed Certificates			5.25%, 11/7/2013	8,000	8,646
0.52%, 11/25/2035(a)	38	35	Ensco PLC
Countrywide Home Loan Mortgage Pass			3.25%, 3/15/2016	10,250	10,497
Through Trust			Petrobras International Finance Co - Pifco
4.50%, 1/25/2019(a)	1,634	1,661	3.88%, 1/27/2016	8,250	8,442
4.50%, 8/25/2033	1,424	1,436	Shell International Finance BV
4.75%, 1/25/2019	1,633	1,670	3.10%, 6/28/2015	10,000	10,647
4.75%, 1/25/2019	2,609	2,667	Total Capital SA
5.00%, 11/25/2018	4,655	4,785	3.00%, 6/24/2015	4,250	4,509
5.00%, 9/25/2019	2,058	2,110			$ 60,582
5.00%, 6/25/2034	1,206	1,207	Oil & Gas Services - 1.48%
5.00%, 8/25/2034	963	963	Schlumberger Investment SA
5.25%, 10/25/2034	1,276	1,309	1.95%, 9/14/2016(b)	6,500	6,521
Credit Suisse First Boston Mortgage Securities			Weatherford International Ltd/Bermuda
Corp			5.50%, 2/15/2016	9,500	10,484
1.20%, 5/25/2034(a)	933	819
					$ 17,005
5.00%, 9/25/2019	348	347
5.00%, 10/25/2019	2,439	2,454	Other Asset Backed Securities - 2.67%
Fannie Mae			Ameriquest Mortgage Securities Inc
0.49%, 3/25/2035(a)	41	41	0.44%, 8/25/2035(a)	1,480	1,388
0.54%, 2/25/2032(a)	47	46	Carrington Mortgage Loan Trust
6.00%, 2/25/2031	2,424	2,436	0.52%, 12/25/2035(a)	475	454
Freddie Mac			Citigroup Mortgage Loan Trust Inc
0.64%, 7/15/2023(a)	238	238	0.67%, 7/25/2035(a)	1,000	829
0.69%, 6/15/2023(a)	109	110	Countrywide Asset-Backed Certificates
6.00%, 9/15/2029	531	532	0.64%, 8/25/2034(a)	375	371
Ginnie Mae			0.75%, 11/25/2035(a)	11,345	10,578
4.50%, 8/20/2032	572	610	0.89%, 12/25/2034(a)	5,399	5,244
GMAC Mortgage Corp Loan Trust			Credit-Based Asset Servicing and
5.25%, 7/25/2034	736	746	Securitization LLC
GSR Mortgage Loan Trust			5.33%, 8/25/2035(a)	2,915	2,877
0.54%, 3/25/2035(a)	1,990	1,966	First Franklin Mortgage Loan Asset Backed
5.00%, 8/25/2019	2,013	2,043	Certificates
JP Morgan Mortgage Trust			0.52%, 10/25/2035(a)	4,629	4,391
5.00%, 9/25/2034	8,456	8,704	Mastr Specialized Loan Trust
MASTR Alternative Loans Trust			1.49%, 11/25/2034(a),(b)	3,800	3,159
6.50%, 1/25/2019	1,266	1,336	Merrill Lynch First Franklin Mortgage Loan
MASTR Asset Securitization Trust			Trust
0.74%, 1/25/2034(a)	265	265	0.94%, 10/25/2037(a)	933	918
5.00%, 12/25/2019	382	395	Securitized Asset Backed Receivables LLC
5.25%, 12/25/2033	8,652	8,807	Trust
Prime Mortgage Trust			0.54%, 10/25/2035(a)	469	415
4.75%, 11/25/2019	639	657			$ 30,624
5.25%, 7/25/2020(a)	5,305	5,365

See accompanying notes

208

Schedule of Investments Short-Term Income Fund October 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's)	Value (000's)

Pharmaceuticals - 2.40%			Student Loan Asset Backed Securities - 0.03%
Abbott Laboratories			SLM Student Loan Trust
2.70%, 5/27/2015	$ 8,500 $	8,904	1.52%, 10/25/2016(a)	$ 403	$ 406
Novartis Capital Corp
2.90%, 4/24/2015	4,500	4,779
Pfizer Inc			Telecommunications - 2.51%
4.45%, 3/15/2012	9,250	9,382	AT&T Inc
			2.40%, 8/15/2016	2,500	2,556
Sanofi			2.50%, 8/15/2015	4,000	4,115
1.20%, 9/30/2014	4,500	4,545	2.95%, 5/15/2016	4,000	4,180
	$ 27,610		4.95%, 1/15/2013	4,250	4,457
Pipelines - 0.83%			Verizon Communications Inc
Enterprise Products Operating LLC			3.00%, 4/1/2016	5,750	6,051
3.70%, 6/1/2015	4,750	5,010	Verizon New Jersey Inc
Plains All American Pipeline LP / PAA			5.88%, 1/17/2012	7,350	7,427
Finance Corp					$ 28,786

3.95%, 9/15/2015	4,250	4,531	Textiles - 0.42%
	$ 9,541		Mohawk Industries Inc
Publicly Traded Investment Fund - 0.07%			7.20%, 4/15/2012	4,750	4,845
CDP Financial Inc
3.00%, 11/25/2014(b)	750	781
			Transportation - 0.39%
			United Parcel Service Inc
Real Estate - 1.10%			4.50%, 1/15/2013	4,250	4,450
WCI Finance LLC / WEA Finance LLC
5.40%, 10/1/2012(b)	6,000	6,175	TOTAL BONDS		$ 1,108,948
WT Finance Aust Pty Ltd / Westfield Capital /				Principal
WEA Finance LLC			MUNICIPAL BONDS - 0.64%	Amount (000's)	Value (000's)
5.13%, 11/15/2014(b)	6,000	6,418
	$ 12,593		Florida - 0.24%
			Florida Housing Finance Corp
REITS - 6.30%			0.23%, 1/15/2035	$ 980	$ 980
Arden Realty LP			0.58%, 6/15/2036	1,675	1,675
5.25%, 3/1/2015	8,250	8,745			$ 2,655
AvalonBay Communities Inc
5.50%, 1/15/2012	8,500	8,568	New Hampshire - 0.13%
BioMed Realty LP			New Hampshire Housing Finance
3.85%, 4/15/2016	6,500	6,393	Authority FANNIE MAE
Duke Realty LP			0.23%, 4/15/2016	1,500	1,500
6.25%, 5/15/2013	6,750	7,101
ERP Operating LP			New York - 0.11%
5.50%, 10/1/2012	4,000	4,137	Housing Development Corp/NY FANNIE
6.63%, 3/15/2012	7,435	7,581	MAE
HCP Inc			0.17%, 11/15/2031	1,300	1,300
2.70%, 2/1/2014	1,600	1,586
Health Care REIT Inc
5.88%, 5/15/2015	5,500	5,825	Ohio - 0.12%
6.00%, 11/15/2013	8,000	8,403	City of Cleveland OH
Healthcare Realty Trust Inc			0.15%, 1/1/2020	1,340	1,340
5.13%, 4/1/2014	4,000	4,133
Nationwide Health Properties Inc			Tennessee - 0.04%
6.25%, 2/1/2013	6,500	6,767	Johnson City Health & Educational Facilities
8.25%, 7/1/2012	3,000	3,086	Board
	$ 72,325		0.23%, 7/1/2033	505	505

Retail - 1.20%			TOTAL MUNICIPAL BONDS		$ 7,300
Wal-Mart Stores Inc
1.50%, 10/25/2015	4,000	4,059	U.S. GOVERNMENT & GOVERNMENT	Principal
1.63%, 4/15/2014	4,000	4,102	AGENCY OBLIGATIONS - 0.47%	Amount (000's)	Value (000's)
2.88%, 4/1/2015	1,750	1,864	Federal Home Loan Mortgage Corporation (FHLMC) -
3.20%, 5/15/2014	3,500	3,717	0.06%
			2.31%, 11/1/2021(a),(d)	$ 13	$ 13
	$ 13,742		2.47%, 9/1/2035(a),(d)	202	213
Savings & Loans - 0.00%			6.00%, 4/1/2017(d)	87	94
Washington Mutual Bank / Henderson NV			6.00%, 5/1/2017(d)	169	181
0.00%, 1/15/2013(c)	1,200	1	6.50%, 12/1/2015(d)	7	8
			7.00%, 12/1/2022(d)	136	155
			7.50%, 12/1/2029(d)	2	3
Software - 0.18%			9.50%, 8/1/2016(d)	6	6
Microsoft Corp
2.95%, 6/1/2014	2,000	2,122			$ 673

See accompanying notes

209

Schedule of Investments Short-Term Income Fund October 31, 2011

			(b)	Security exempt from registration under Rule 144A of the Securities Act of
			1933. These securities may be resold in transactions exempt from
U.S. GOVERNMENT & GOVERNMENT	Principal		registration, normally to qualified institutional buyers. Unless otherwise
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	indicated, these securities are not considered illiquid. At the end of the
Federal National Mortgage Association (FNMA) - 0.27%			period, the value of these securities totaled $228,543 or 19.91% of net
2.18%, 11/1/2022(a),(d)	$ 3	$ 3	assets.
2.35%, 12/1/2032(a),(d)	114	119	(c) Non-Income Producing Security
2.35%, 7/1/2034(a),(d)	287	302	(d)	This entity was put into conservatorship by the US Government in 2008.
2.37%, 8/1/2034(a),(d)	142	149	See Notes to Financial Statements for additional information.
2.37%, 10/1/2035(a),(d)	539	566	(e)	Security or a portion of the security was pledged to cover margin
2.40%, 2/1/2037(a),(d)	258	271	requirements for futures contracts. At the end of the period, the value of
2.41%, 7/1/2034(a),(d)	93	98	these securities totaled $923 or 0.08% of net assets.
2.42%, 2/1/2035(a),(d)	42	45
2.49%, 1/1/2035(a),(d)	32	33
2.50%, 1/1/2035(a),(d)	252	265
2.54%, 11/1/2032(a),(d)	88	92	Unrealized Appreciation (Depreciation)
3.02%, 1/1/2019(a),(d)	5	5	The net federal income tax unrealized appreciation (depreciation) and federal tax
4.00%, 5/1/2019(d)	1,011	1,044	cost of investments held as of the period end were as follows:
4.44%, 11/1/2035(a),(d)	19	19
5.61%, 4/1/2019(a),(d)	6	6	Unrealized Appreciation	$ 15,796
6.00%, 7/1/2028(d)	46	51	Unrealized Depreciation	(7,731)
6.50%, 1/1/2014(d)	23	24	Net Unrealized Appreciation (Depreciation)	$ 8,065
7.50%, 10/1/2029(d)	12	14	Cost for federal income tax purposes	$ 1,134,436
8.00%, 5/1/2027(d)	4	5
8.50%, 11/1/2017(d)	11	12	All dollar amounts are shown in thousands (000's)
10.00%, 5/1/2022(d)	7	8
			Portfolio Summary (unaudited)
		$ 3,131	Sector	Percent
Government National Mortgage Association (GNMA) -			Financial	49 .44%
0.00%			Mortgage Securities	9 .37%
9.00%, 4/20/2025	3	3	Asset Backed Securities	8 .95%
10.00%, 1/15/2019	48	56	Energy	7 .59%
11.00%, 11/15/2015	2	3	Basic Materials	6 .05%
11.00%, 11/15/2015	10	12	Consumer, Non-cyclical	4 .56%
11.00%, 10/15/2015	10	11	Utilities	3 .48%
		$ 85	Communications	3 .33%
U.S. Treasury - 0.14%			Consumer, Cyclical	3 .01%
1.00%, 12/31/2011(e)	1,604	1,607	Government	1 .32%
			Technology	1 .31%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY			Industrial	0 .46%
OBLIGATIONS		$ 5,496	Revenue Bonds	0 .40%
	Maturity		Insured	0 .24%
REPURCHASE AGREEMENTS - 1.81%	Amount (000's)	Value (000's)	Other Assets in Excess of Liabilities, Net	0 .49%
			TOTAL NET ASSETS	100.00%
Banks - 1.81%
Investment in Joint Trading Account; Credit	$ 6,241	$ 6,241
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $6,365,983; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	7,489	7,489
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $7,639,180;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)
Investment in Joint Trading Account; Merrill	7,027	7,027
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $7,167,231; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
		$ 20,757
TOTAL REPURCHASE AGREEMENTS		$ 20,757
Total Investments		$ 1,142,501
Other Assets in Excess of Liabilities, Net - 0.49%		$ 5,608
TOTAL NET ASSETS - 100.00%		$ 1,148,109

(a) Variable Rate. Rate shown is in effect at October 31, 2011.

See accompanying notes

210

Schedule of Investments
Short-Term Income Fund
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
US 5 Year Note; December 2011	Short	900 $	110,398	$ 110,348	$ 50
					$ 50
All dollar amounts are shown in thousands (000's)

See accompanying notes

211

Schedule of Investments SmallCap Blend Fund October 31, 2011

COMMON STOCKS - 96.48%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 3.33%			Diversified Financial Services (continued)
Esterline Technologies Corp (a)	26,029	$ 1,455	MarketAxess Holdings Inc	43,570	$ 1,274
HEICO Corp	25,992	1,482			$ 2,118
LMI Aerospace Inc (a)	19,620	394
Moog Inc (a)	64,110	2,483	Electric - 3.78%
Triumph Group Inc	20,440	1,188	Avista Corp	111,230	2,831
		$ 7,002	IDACORP Inc	26,380	1,065
			NorthWestern Corp	50,480	1,739
Airlines - 1.28%			Unisource Energy Corp	61,980	2,311
Alaska Air Group Inc (a)	40,440	2,690			$ 7,946

			Electrical Components & Equipment - 0.68%
Apparel - 0.79%			Belden Inc	44,020	1,421
Steven Madden Ltd (a)	45,116	1,665

			Electronics - 0.77%
Automobile Parts & Equipment - 1.14%			OSI Systems Inc (a)	36,690	1,625
Dana Holding Corp (a)	95,550	1,351
Tenneco Inc (a)	32,140	1,052
		$ 2,403	Engineering & Construction - 1.44%
			MasTec Inc (a)	140,160	3,030
Banks - 4.43%
Bank of the Ozarks Inc	80,253	1,996
Eagle Bancorp Inc (a)	25,140	349	Food - 1.95%
			Fresh Del Monte Produce Inc	35,210	896
East West Bancorp Inc	65,135	1,268	Fresh Market Inc/The (a)	31,440	1,258
Financial Institutions Inc	18,206	298	TreeHouse Foods Inc (a)	31,620	1,940
First of Long Island Corp/The	12,450	318
Hancock Holding Co	15,800	479			$ 4,094
NBT Bancorp Inc	34,880	751	Forest Products & Paper - 0.70%
Signature Bank/New York NY (a)	28,580	1,593	Domtar Corp	17,980	1,473
Webster Financial Corp	83,630	1,642
WesBanco Inc	30,600	608
		$ 9,302	Gas - 0.74%
			Southwest Gas Corp	39,230	1,549
Biotechnology - 1.31%
Cubist Pharmaceuticals Inc (a)	11,620	439
Cytokinetics Inc (a)	257,804	299	Hand & Machine Tools - 0.62%
Incyte Corp (a)	17,330	239	Franklin Electric Co Inc	28,150	1,293
Momenta Pharmaceuticals Inc (a)	71,538	1,059
RTI Biologics Inc (a)	67,444	304	Healthcare - Products - 2.61%
Seattle Genetics Inc (a)	19,060	419	Cantel Medical Corp	34,660	957
		$ 2,759	Cepheid Inc (a)	11,690	419
			CONMED Corp (a)	45,860	1,205
Chemicals - 1.95%			Greatbatch Inc (a)	53,460	1,194
Kraton Performance Polymers Inc (a)	38,594	759
			MAKO Surgical Corp (a)	6,090	234
Kronos Worldwide Inc	54,150	1,202	Orthofix International NV (a)	42,198	1,481
WR Grace & Co (a)	51,347	2,146
					$ 5,490
		$ 4,107
			Healthcare - Services - 3.71%
Commercial Services - 3.60%			AMERIGROUP Corp (a)	36,800	2,047
ITT Educational Services Inc (a)	14,300	886
			Centene Corp (a)	21,380	752
Kenexa Corp (a)	49,327	1,128
			Gentiva Health Services Inc (a)	53,192	220
On Assignment Inc (a)	101,480	1,095
			HealthSouth Corp (a)	146,120	2,581
PAREXEL International Corp (a)	64,150	1,413
			Magellan Health Services Inc (a)	42,730	2,199
RSC Holdings Inc (a)	147,520	1,440
Sotheby's	45,740	1,611			$ 7,799
		$ 7,573	Insurance - 2.59%
			American Safety Insurance Holdings Ltd (a)	15,930	325
Computers - 3.44%			Delphi Financial Group Inc	42,784	1,133
CACI International Inc (a)	25,140	1,380
CIBER Inc (a)	200,340	697	Montpelier Re Holdings Ltd ADR	140,310	2,455
Fortinet Inc (a)	57,940	1,336	ProAssurance Corp	20,000	1,531
Manhattan Associates Inc (a)	59,270	2,510			$ 5,444
Syntel Inc	26,530	1,298	Internet - 3.75%
		$ 7,221	Ancestry.com Inc (a)	40,146	914
			comScore Inc (a)	48,990	1,034
Consumer Products - 0.42%			Liquidity Services Inc (a)	68,340	2,225
Prestige Brands Holdings Inc (a)	83,690	885
			TIBCO Software Inc (a)	95,610	2,762
			Vocus Inc (a)	46,870	956
Distribution & Wholesale - 0.48%					$ 7,891
Brightpoint Inc (a)	98,990	1,005
			Investment Companies - 0.41%
			PennantPark Investment Corp	79,870	856
Diversified Financial Services - 1.01%
Calamos Asset Management Inc	67,590	844

See accompanying notes

212

Schedule of Investments SmallCap Blend Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Iron & Steel - 0.46%			REITS (continued)
Schnitzer Steel Industries Inc	20,730	$ 970	Sun Communities Inc	30,920	$ 1,177
					$ 15,332

Leisure Products & Services - 1.80%			Retail - 10.10%
Polaris Industries Inc	59,680	3,780	ANN INC (a)	44,380	1,182
			Bravo Brio Restaurant Group Inc (a)	52,576	1,021
Machinery - Diversified - 2.02%			Brinker International Inc	88,590	2,029
Applied Industrial Technologies Inc	36,710	1,234	Cash America International Inc	23,640	1,294
			Coinstar Inc (a)	26,450	1,263
Chart Industries Inc (a)	37,060	2,094
Robbins & Myers Inc	20,551	919	Dillard's Inc	53,030	2,733
		$ 4,247	DSW Inc	34,510	1,806
			Finish Line Inc/The	121,340	2,439
Metal Fabrication & Hardware - 0.90%			First Cash Financial Services Inc (a)	33,790	1,402
RBC Bearings Inc (a)	46,780	1,895	Liz Claiborne Inc (a)	53,880	432
			Men's Wearhouse Inc	36,720	1,134
			Pier 1 Imports Inc (a)	183,850	2,300
Mining - 0.95%			Sally Beauty Holdings Inc (a)	79,510	1,526
Hecla Mining Co	170,660	1,070	Vera Bradley Inc (a)	14,550	659
Kaiser Aluminum Corp	19,920	926
		$ 1,996			$ 21,220
			Savings & Loans - 1.69%
Miscellaneous Manufacturing - 2.08%			Investors Bancorp Inc (a)	59,090	820
AO Smith Corp	32,450	1,206
Colfax Corp (a)	49,860	1,260	Oritani Financial Corp	90,790	1,176
ESCO Technologies Inc	62,000	1,895	Provident Financial Services Inc	93,190	1,207
			United Financial Bancorp Inc	22,101	357
		$ 4,361			$ 3,560

Office Furnishings - 1.01%			Semiconductors - 2.47%
Steelcase Inc	286,540	2,123	Entegris Inc (a)	224,890	2,015
			IXYS Corp (a)	63,040	862
Oil & Gas - 5.00%			Lattice Semiconductor Corp (a)	222,300	1,407
Berry Petroleum Co	43,740	1,511	Rudolph Technologies Inc (a)	124,220	915
Callon Petroleum Co (a)	300,210	1,414			$ 5,199
GeoResources Inc (a)	105,760	2,807
Gulfport Energy Corp (a)	44,625	1,390	Software - 3.37%
Pioneer Drilling Co (a)	191,729	1,896	Computer Programs & Systems Inc	16,300	832
			Digi International Inc (a)	43,070	551
Rosetta Resources Inc (a)	33,720	1,495
			MedQuist Holdings Inc (a)	73,043	624
		$ 10,513	MicroStrategy Inc (a)	15,980	2,106
Oil & Gas Services - 1.43%			SYNNEX Corp (a)	43,120	1,245
C&J Energy Services Inc (a)	77,108	1,300	Taleo Corp (a)	52,960	1,716
Complete Production Services Inc (a)	51,810	1,699			$ 7,074

		$ 2,999	Telecommunications - 4.54%
Packaging & Containers - 0.79%			Arris Group Inc (a)	169,381	1,822
Rock-Tenn Co	27,880	1,650	Consolidated Communications Holdings Inc	51,780	978
			InterDigital Inc	30,890	1,342
			PAETEC Holding Corp (a)	205,950	1,129
Pharmaceuticals - 1.50%
Alkermes PLC (a)	18,330	321	Plantronics Inc	74,580	2,492
			RF Micro Devices Inc (a)	241,550	1,773
Array BioPharma Inc (a)	127,160	306
Medicis Pharmaceutical Corp	11,810	452			$ 9,536
Onyx Pharmaceuticals Inc (a)	11,510	471	Textiles - 0.45%
Questcor Pharmaceuticals Inc (a)	10,430	424	G&K Services Inc	31,260	949
Salix Pharmaceuticals Ltd (a)	34,510	1,182

		$ 3,156	Transportation - 0.88%
Private Equity - 0.64%			Atlas Air Worldwide Holdings Inc (a)	47,880	1,844
American Capital Ltd (a)	172,910	1,343
			TOTAL COMMON STOCKS		$ 202,748
Publicly Traded Investment Fund - 0.17%				Maturity
THL Credit Inc	31,190	360	REPURCHASE AGREEMENTS - 2.77%	Amount (000's)	Value (000's)
			Banks - 2.77%
REITS - 7.30%			Investment in Joint Trading Account; Credit	$ 1,747	$ 1,748
EastGroup Properties Inc	31,350	1,367	Suisse Repurchase Agreement; 0.08%
Education Realty Trust Inc	237,000	2,192	dated 10/31/11 maturing 11/01/11
Entertainment Properties Trust	33,786	1,514	(collateralized by US Government
Extra Space Storage Inc	64,630	1,456	Securities; $1,782,321; 0.00%; dated
First Potomac Realty Trust	43,750	622	05/15/12 - 08/15/35)
Kilroy Realty Corp	78,880	2,894
Post Properties Inc	77,550	3,186
PS Business Parks Inc	17,350	924

See accompanying notes

213

Schedule of Investments
SmallCap Blend Fund
October 31, 2011

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Deutsche $	2,097	$ 2,097
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $2,138,786;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)
Investment in Joint Trading Account; Merrill	1,967	1,967
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $2,006,652; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
$ 5,812
TOTAL REPURCHASE AGREEMENTS		$ 5,812
Total Investments		$ 208,560
Other Assets in Excess of Liabilities, Net - 0.75%		$ 1,580
TOTAL NET ASSETS - 100.00%		$ 210,140

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 36,967
Unrealized Depreciation		(12,436)
Net Unrealized Appreciation (Depreciation)		$ 24,531
Cost for federal income tax purposes		$ 184,029

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Financial		21 .01%
Consumer, Cyclical		17 .05%
Consumer, Non-cyclical		15 .10%
Industrial		13 .51%
Technology		9 .28%
Communications		8 .29%
Energy		6 .43%
Utilities		4 .52%
Basic Materials		4 .06%
Other Assets in Excess of Liabilities, Net		0 .75%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2011	Long	29 $	1,970	$ 2,144	$ 174
$ 174

All dollar amounts are shown in thousands (000's)

See accompanying notes

214

Schedule of Investments SmallCap Growth Fund October 31, 2011

COMMON STOCKS - 94.61%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 2.23%			Healthcare - Products (continued)
Esterline Technologies Corp (a)	14,394	$ 805	MAKO Surgical Corp (a)	4,280	$ 165
HEICO Corp	14,370	819	NxStage Medical Inc (a)	6,160	142
		$ 1,624	Orthofix International NV (a)	28,863	1,013

Apparel - 1.33%					$ 2,684
Steven Madden Ltd (a)	26,330	972	Healthcare - Services - 3.86%
			AMERIGROUP Corp (a)	16,700	929
			Centene Corp (a)	20,400	717
Automobile Parts & Equipment - 1.89%			Gentiva Health Services Inc (a)	27,393	113
Dana Holding Corp (a)	50,090	708
			HealthSouth Corp (a)	59,565	1,052
Tenneco Inc (a)	20,480	670
		$ 1,378			$ 2,811
			Internet - 5.85%
Banks - 1.11%			Ancestry.com Inc (a)	19,379	441
Signature Bank/New York NY (a)	14,530	810
			comScore Inc (a)	26,000	549
			Liquidity Services Inc (a)	32,260	1,050
Biotechnology - 3.11%			TIBCO Software Inc (a)	43,770	1,265
Ariad Pharmaceuticals Inc (a)	17,950	209	Vocus Inc (a)	47,000	958
Cubist Pharmaceuticals Inc (a)	17,100	647			$ 4,263
Cytokinetics Inc (a)	135,628	157
Incyte Corp (a)	12,133	167	Iron & Steel - 0.44%
Ligand Pharmaceuticals Inc (a)	1	—	Schnitzer Steel Industries Inc	6,900	323
Momenta Pharmaceuticals Inc (a)	33,170	491
RTI Biologics Inc (a)	66,736	300	Leisure Products & Services - 1.43%
Seattle Genetics Inc (a)	13,340	293	Polaris Industries Inc	16,430	1,041
XOMA Ltd (a)	1	—

		$ 2,264	Machinery - Diversified - 1.91%
Chemicals - 1.41%			Applied Industrial Technologies Inc	22,040	741
Kronos Worldwide Inc	26,000	577	Robbins & Myers Inc	14,522	649
PolyOne Corp	40,440	452			$ 1,390

		$ 1,029	Metal Fabrication & Hardware - 1.72%
Commercial Services - 3.70%			RBC Bearings Inc (a)	31,030	1,257
ITT Educational Services Inc (a)	6,640	412
Kenexa Corp (a)	26,073	596
PAREXEL International Corp (a)	31,000	683	Mining - 0.86%
Sotheby's	28,600	1,007	Hecla Mining Co	99,700	625
		$ 2,698
			Miscellaneous Manufacturing - 2.92%
Computers - 4.47%			AZZ Inc	8,121	363
CACI International Inc (a)	9,200	505
			Colfax Corp (a)	49,022	1,238
Fortinet Inc (a)	26,590	613
Manhattan Associates Inc (a)	34,300	1,453	ESCO Technologies Inc	17,240	527
Syntel Inc	14,100	689			$ 2,128
		$ 3,260	Office Furnishings - 1.44%
			Knoll Inc	68,800	1,049
Distribution & Wholesale - 0.62%
Brightpoint Inc (a)	44,800	455
			Oil & Gas - 5.23%
			Berry Petroleum Co	22,880	790
Diversified Financial Services - 1.44%			Callon Petroleum Co (a)	141,669	667
MarketAxess Holdings Inc	36,000	1,052	Gulfport Energy Corp (a)	22,510	701
			Pioneer Drilling Co (a)	86,854	859
Electrical Components & Equipment - 1.64%			Rosetta Resources Inc (a)	17,920	795
Belden Inc	37,100	1,198			$ 3,812

			Oil & Gas Services - 2.07%
Electronics - 1.07%			C&J Energy Services Inc (a)	35,615	600
FEI Co (a)	19,700	783	Complete Production Services Inc (a)	27,710	909
					$ 1,509

Food - 2.57%			Packaging & Containers - 0.69%
Fresh Market Inc/The (a)	17,300	692	Rock-Tenn Co	8,500	503
TreeHouse Foods Inc (a)	19,300	1,184

		$ 1,876	Pharmaceuticals - 4.85%
Hand & Machine Tools - 0.84%			Alkermes PLC (a)	12,820	224
Franklin Electric Co Inc	13,260	609	Array BioPharma Inc (a)	181,200	437
			Herbalife Ltd	15,540	969
			Medicis Pharmaceutical Corp	6,760	259
Healthcare - Products - 3.68%			Onyx Pharmaceuticals Inc (a)	7,850	321
Cepheid Inc (a)	8,360	300
			Questcor Pharmaceuticals Inc (a)	13,310	541
Cooper Cos Inc/The	8,300	575	Salix Pharmaceuticals Ltd (a)	17,910	614
Greatbatch Inc (a)	21,920	489

See accompanying notes

215

Schedule of Investments SmallCap Growth Fund October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	(a) Non-Income Producing Security

Pharmaceuticals (continued)
Theravance Inc (a)	7,710	$ 171
		$ 3,536	Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
REITS - 2.02%			cost of investments held as of the period end were as follows:
EastGroup Properties Inc	13,430	586
Post Properties Inc	21,630	888	Unrealized Appreciation	$ 12,680
		$ 1,474	Unrealized Depreciation	(4,821)
Retail - 12.23%			Net Unrealized Appreciation (Depreciation)	$ 7,859
ANN INC (a)	48,200	1,284	Cost for federal income tax purposes	$ 64,543
Bravo Brio Restaurant Group Inc (a)	36,260	704
Coinstar Inc (a)	24,550	1,172	All dollar amounts are shown in thousands (000's)
DSW Inc	23,200	1,214
Finish Line Inc/The	57,270	1,151	Portfolio Summary (unaudited)
First Cash Financial Services Inc (a)	21,100	876	Sector	Percent
Pier 1 Imports Inc (a)	71,580	895	Consumer, Non-cyclical	21 .77%
Ruth's Hospitality Group Inc (a)	120,900	571	Consumer, Cyclical	18 .94%
Sally Beauty Holdings Inc (a)	26,200	503	Industrial	14 .11%
Vera Bradley Inc (a)	12,000	544	Technology	12 .92%
		$ 8,914	Communications	12 .29%
			Financial	9 .26%
Semiconductors - 3.65%			Energy	7 .30%
Entegris Inc (a)	75,200	674	Basic Materials	2 .71%
IXYS Corp (a)	82,190	1,124	Other Assets in Excess of Liabilities, Net	0 .70%
Lattice Semiconductor Corp (a)	136,400	863
			TOTAL NET ASSETS	100.00%
		$ 2,661

Software - 4.80%
Computer Programs & Systems Inc	7,990	408
Digi International Inc (a)	28,300	362
MedQuist Holdings Inc (a)	101,918	872
MicroStrategy Inc (a)	7,740	1,020
Taleo Corp (a)	25,900	839
		$ 3,501

Telecommunications - 6.44%
Arris Group Inc (a)	94,700	1,019
InterDigital Inc	19,000	826
PAETEC Holding Corp (a)	171,910	942
Plantronics Inc	32,850	1,097
RF Micro Devices Inc (a)	110,840	814
		$ 4,698

Transportation - 1.09%
Atlas Air Worldwide Holdings Inc (a)	20,620	794

TOTAL COMMON STOCKS		$ 68,981
	Maturity
REPURCHASE AGREEMENTS - 4.69%	Amount (000's)	Value (000's)

Banks - 4.69%
Investment in Joint Trading Account; Credit	$ 1,028	$ 1,029
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $1,049,052; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	1,234	1,234
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $1,258,863;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)
Investment in Joint Trading Account; Merrill	1,158	1,158
Lynch Repurchase Agreement; 0.09%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $1,181,090; 0.00% - 8.13%;
dated 11/25/11 - 09/15/60)
		$ 3,421
TOTAL REPURCHASE AGREEMENTS		$ 3,421
Total Investments		$ 72,402
Other Assets in Excess of Liabilities, Net - 0.70%		$ 511
TOTAL NET ASSETS - 100.00%		$ 72,913

See accompanying notes

216

Schedule of Investments
SmallCap Growth Fund
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2011	Long	11 $	745	$ 813	$ 68
					$ 68
All dollar amounts are shown in thousands (000's)

See accompanying notes

217

Schedule of Investments
SmallCap Value Fund
October 31, 2011

COMMON STOCKS - 95.40%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 3.93%			Engineering & Construction - 1.05%
Esterline Technologies Corp (a)	15,760	$ 881	MasTec Inc (a)	41,490	$ 897
LMI Aerospace Inc (a)	13,000	262
Moog Inc (a)	26,160	1,013
			Food - 1.53%
Triumph Group Inc	20,500	1,191	TreeHouse Foods Inc (a)	21,200	1,300
		$ 3,347

Airlines - 1.92%			Gas - 1.47%
Alaska Air Group Inc (a)	24,550	1,633
			Southwest Gas Corp	31,730	1,253

Apparel - 0.84%			Hand & Machine Tools - 0.68%
Iconix Brand Group Inc (a)	39,890	716
			Franklin Electric Co Inc	12,690	583

Automobile Parts & Equipment - 1.54%			Healthcare - Products - 1.77%
Dana Holding Corp (a)	40,540	573
			CONMED Corp (a)	25,610	673
Tenneco Inc (a)	22,480	736
			Orthofix International NV (a)	23,671	831
		$ 1,309			$ 1,504

Banks - 8.19%			Healthcare - Services - 2.63%
Bank of the Ozarks Inc	48,893	1,216	AMERIGROUP Corp (a)	19,120	1,064
Eagle Bancorp Inc (a)	16,770	233
			Magellan Health Services Inc (a)	22,910	1,179
East West Bancorp Inc	52,440	1,021			$ 2,243
Financial Institutions Inc	13,300	218
First of Long Island Corp/The	8,160	208	Insurance - 4.11%
Hancock Holding Co	12,320	373	American Safety Insurance Holdings Ltd (a)	13,400	273
MainSource Financial Group Inc	82,374	773	Delphi Financial Group Inc	40,420	1,070
National Penn Bancshares Inc	76,570	597	ProAssurance Corp	19,380	1,484
Prosperity Bancshares Inc	21,440	825	Selective Insurance Group Inc	42,080	675
Webster Financial Corp	51,820	1,018			$ 3,502
WesBanco Inc	25,000	497
		$ 6,979	Investment Companies - 0.69%
			PennantPark Investment Corp	54,576	585
Chemicals - 2.15%
Kraton Performance Polymers Inc (a)	20,695	407
PolyOne Corp	56,920	637	Iron & Steel - 1.90%
WR Grace & Co (a)	18,740	783	Schnitzer Steel Industries Inc	12,160	569
			Universal Stainless & Alloy (a)	27,967	1,053
		$ 1,827			$ 1,622
Commercial Services - 2.99%
Kenexa Corp (a)	33,618	769	Media - 0.84%
On Assignment Inc (a)	106,060	1,144	Sinclair Broadcast Group Inc	74,540	714
RSC Holdings Inc (a)	64,910	634
		$ 2,547	Mining - 0.50%
			Hecla Mining Co	68,540	430
Computers - 1.63%
CACI International Inc (a)	14,660	805
CIBER Inc (a)	168,790	587	Miscellaneous Manufacturing - 2.28%
		$ 1,392	AO Smith Corp	19,237	715
			ESCO Technologies Inc	40,020	1,223
Consumer Products - 0.92%					$ 1,938
Prestige Brands Holdings Inc (a)	73,960	782
			Office Furnishings - 1.34%
			Steelcase Inc	154,260	1,143
Diversified Financial Services - 1.28%
Calamos Asset Management Inc	50,590	632
Evercore Partners Inc - Class A	16,744	459	Oil & Gas - 2.67%
		$ 1,091	Berry Petroleum Co	20,980	725
			GeoResources Inc (a)	36,530	969
Electric - 6.61%			Pioneer Drilling Co (a)	58,350	577
Avista Corp	60,930	1,551			$ 2,271
El Paso Electric Co	41,380	1,325
NorthWestern Corp	37,570	1,294	Oil & Gas Services - 1.11%
Unisource Energy Corp	39,180	1,461	Complete Production Services Inc (a)	28,790	944
		$ 5,631

Electrical Components & Equipment - 0.75%			Packaging & Containers - 0.53%
Belden Inc	19,680	635	Rock-Tenn Co	7,570	448

Electronics - 2.38%			Pharmaceuticals - 1.04%
Brady Corp	24,900	765	Par Pharmaceutical Cos Inc (a)	29,040	889
Cymer Inc (a)	4,262	185
OSI Systems Inc (a)	24,280	1,076
		$ 2,026

See accompanying notes

218

Schedule of Investments
SmallCap Value Fund
October 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Private Equity - 0.78%			(continued)	Amount (000's)	Value (000's)
American Capital Ltd (a)	85,330	$ 663	Banks (continued)
			Investment in Joint Trading Account; Merrill	$ 1,078	$ 1,078
			Lynch Repurchase Agreement; 0.09%
REITS - 11.08%			dated 10/31/11 maturing 11/01/11
EastGroup Properties Inc	28,891	1,260
Education Realty Trust Inc	128,970	1,193	(collateralized by US Government
Entertainment Properties Trust	24,353	1,091	Securities; $1,099,877; 0.00% - 8.13%;
Extra Space Storage Inc	63,130	1,422	dated 11/25/11 - 09/15/60)
Kilroy Realty Corp	21,340	783			$ 3,185
MFA Financial Inc	85,430	577	TOTAL REPURCHASE AGREEMENTS		$ 3,185
Post Properties Inc	35,040	1,439	Total Investments		$ 84,447
PS Business Parks Inc	19,110	1,017	Other Assets in Excess of Liabilities, Net - 0.86%		$ 734
Sun Communities Inc	17,330	660	TOTAL NET ASSETS - 100.00%		$ 85,181
		$ 9,442

Retail - 7.62%			(a) Non-Income Producing Security
Brinker International Inc	48,190	1,104
Cash America International Inc	21,860	1,197
Chico's FAS Inc	45,990	568	Unrealized Appreciation (Depreciation)
Dillard's Inc	19,050	982	The net federal income tax unrealized appreciation (depreciation) and federal tax
Finish Line Inc/The	40,730	819	cost of investments held as of the period end were as follows:
Liz Claiborne Inc (a)	108,420	868
Sally Beauty Holdings Inc (a)	49,610	952
			Unrealized Appreciation		$ 7,424
		$ 6,490	Unrealized Depreciation		(4,915)
Savings & Loans - 4.67%			Net Unrealized Appreciation (Depreciation)		$ 2,509
Investors Bancorp Inc (a)	69,220	961	Cost for federal income tax purposes		$ 81,938
OceanFirst Financial Corp	40,080	523
Oritani Financial Corp	93,530	1,212	All dollar amounts are shown in thousands (000's)
Provident Financial Services Inc	98,790	1,279
		$ 3,975	Portfolio Summary (unaudited)
			Sector		Percent
Semiconductors - 2.54%			Financial		34 .54%
Lattice Semiconductor Corp (a)	137,160	868
			Consumer, Cyclical		14 .07%
MKS Instruments Inc	26,610	709	Industrial		12 .87%
Rudolph Technologies Inc (a)	79,700	588
			Consumer, Non-cyclical		10 .88%
		$ 2,165	Utilities		8 .08%
Software - 1.07%			Technology		5 .24%
SYNNEX Corp (a)	31,650	914	Communications		5 .13%
			Basic Materials		4 .55%
			Energy		3 .78%
Telecommunications - 4.29%			Other Assets in Excess of Liabilities, Net		0 .86%
Arris Group Inc (a)	80,150	862
			TOTAL NET ASSETS		100.00%
Consolidated Communications Holdings Inc	52,180	985
Plantronics Inc	22,490	751
RF Micro Devices Inc (a)	144,341	1,060
		$ 3,658

Textiles - 0.81%
G&K Services Inc	22,680	689

Transportation - 1.27%
Atlas Air Worldwide Holdings Inc (a)	28,160	1,085

TOTAL COMMON STOCKS		$ 81,262
	Maturity
REPURCHASE AGREEMENTS - 3.74%	Amount (000's)	Value (000's)

Banks - 3.74%
Investment in Joint Trading Account; Credit	$ 958	$ 958
Suisse Repurchase Agreement; 0.08%
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $976,918; 0.00%; dated
05/15/12 - 08/15/35)
Investment in Joint Trading Account; Deutsche	1,149	1,149
Bank Repurchase Agreement; 0.10% dated
10/31/11 maturing 11/01/11 (collateralized
by US Government Securities; $1,172,302;
0.00% - 0.05%; dated 12/21/11 - 10/15/29)

See accompanying notes

219

Schedule of Investments
SmallCap Value Fund
October 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2011	Long	12 $	912	$ 887	$ (25)
					$ (25)
All dollar amounts are shown in thousands (000's)

See accompanying notes

220

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2011

	Principal			Principal
MUNICIPAL BONDS - 100.87%	Amount (000's) Value (000's)		MUNICIPAL BONDS (continued)	Amount (000's) Value (000's)

Alabama - 1.98%			California (continued)
Auburn University			Metropolitan Water District of Southern
5.00%, 06/01/2038	$ 1,500 $	1,574	California
Birmingham Airport Authority AGM			5.00%, 07/01/2029	$ 1,150 $	1,265
5.25%, 07/01/2030	1,000	1,044	Morongo Band of Mission Indians/The
Courtland Industrial Development Board			6.50%, 03/01/2028(c)	500	467
5.20%, 06/01/2025	1,250	1,224	Poway Unified School District
Selma Industrial Development Board			0.00%, 08/01/2023(b)	1,250	674
6.25%, 11/01/2033	700	741	Richmond Joint Powers Financing Authority
	$ 4,583		6.25%, 07/01/2024	1,000	1,078
			San Francisco City & County Airports
Alaska - 3.37%			Commission
Alaska International Airports			5.00%, 05/01/2040	1,000	1,028
System AMBAC			Southern California Public Power Authority
5.25%, 10/01/2027	4,500	4,704	5.25%, 07/01/2028	1,000	1,103
Borough of Matanuska-Susitna			State of California
AK ASSURED GTY			5.25%, 07/01/2021	1,000	1,154
5.50%, 09/01/2023	1,500	1,741	5.25%, 11/01/2025	2,000	2,130
City of Anchorage AK NATL-RE			University of California
6.50%, 12/01/2013	1,235	1,376	5.50%, 05/15/2027	1,375	1,478
	$ 7,821		5.75%, 05/15/2023	930	1,120
Arizona - 3.24%			5.75%, 05/15/2025	1,380	1,634
Arizona State Transportation Board				$ 36,133
5.00%, 07/01/2026	1,500	1,649	Colorado - 2.39%
Arizona State University AMBAC			City of Colorado Springs CO AGM
5.25%, 09/01/2024	1,090	1,138	5.25%, 12/15/2022	3,000	3,288
Maricopa County Pollution Control Corp			Platte River Power Authority
6.00%, 05/01/2029	500	547	5.00%, 06/01/2026	1,135	1,261
Navajo County Pollution Control Corp			Regional Transportation District
5.75%, 06/01/2034	1,000	1,122	6.00%, 01/15/2041	450	457
Phoenix Civic Improvement Corp			6.50%, 01/15/2030	500	534
5.00%, 07/01/2034	1,000	1,070		$ 5,540
Pima County Industrial Development
Authority			Connecticut - 0.51%
6.25%, 06/01/2026	160	141	State of Connecticut ACA
6.55%, 12/01/2037	300	277	6.60%, 07/01/2024	1,200	1,177
Salt River Project Agricultural Improvement &
Power District
5.00%, 01/01/2039	1,500	1,583	District of Columbia - 2.90%
			District of Columbia
	$ 7,527		5.00%, 12/01/2023	1,785	2,063
California - 15.60%			5.00%, 12/01/2024	715	818
Bay Area Toll Authority			6.38%, 10/01/2034	1,000	1,080
5.00%, 04/01/2034	2,500	2,602	District of Columbia Water & Sewer
California Educational Facilities Authority			Authority AGM
5.00%, 01/01/2038(a)	1,621	1,685	5.50%, 10/01/2017	500	602
5.00%, 01/01/2039(a)	8,154	8,518	District of Columbia Water & Sewer
California Statewide Communities			Authority AGM-CR NATL-RE-FGIC
Development Authority			5.50%, 10/01/2041	2,000	2,153
6.25%, 11/15/2019	500	534		$ 6,716
6.63%, 11/15/2024	500	541
California Statewide Communities			Florida - 4.08%
			Bay Laurel Center Community Development
Development Authority FHA INS			District
6.63%, 08/01/2029	1,000	1,145
City of Los Angeles Department of Airports			5.45%, 05/01/2037	460	389
5.00%, 05/15/2035	1,500	1,549	County of Miami-Dade FL ASSURED GTY
			5.25%, 10/01/2033	2,000	2,006
City of Vernon CA			Escambia County Health Facilities
5.13%, 08/01/2021	1,000	991	Authority AMBAC
Foothill-Eastern Transportation Corridor
Agency NATL-RE			5.95%, 07/01/2020	65	67
0.00%, 01/15/2018(b)	2,000	1,394	Florida Housing Finance
Lancaster Redevelopment Agency			Corporation AMBAC FHA 542 (C)
6.50%, 08/01/2029	580	586	6.50%, 07/01/2036	900	900
			Hillsborough County Port District NATL-RE
Los Angeles Department of Water & Power			5.38%, 06/01/2027	1,000	1,011
5.25%, 07/01/2038	1,000	1,068
Los Angeles Harbor Department			Miami-Dade County Educational Facilities
			Authority BHAC-CR
5.00%, 08/01/2031	1,240	1,322	5.50%, 04/01/2038	1,000	1,044
Los Angeles Unified School District/CA
5.00%, 07/01/2029	1,000	1,067	Miami-Dade County Expressway Authority
			5.00%, 07/01/2040	1,000	1,009

See accompanying notes

221

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2011

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's) Value (000's)		MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)

Florida (continued)			Illinois (continued)
Miami-Dade County School			Village of Bolingbrook IL
Board ASSURED GTY			6.25%, 01/01/2024(e)	$ 500	$ 334
5.25%, 05/01/2028	$ 2,000 $	2,116	Village of Gilberts IL
Orange County Housing Finance Authority			0.00%, 03/01/2016(b),(d)	500	226
7.00%, 10/01/2025	500	506	Village of Pingree Grove IL
Tolomato Community Development District			5.25%, 03/01/2015	400	389
6.55%, 05/01/2027	300	202	Village of Pingree Grove IL Special Service
6.65%, 05/01/2040	160	99	Area No 7
West Villages Improvement District			6.00%, 03/01/2036	101	91
5.50%, 05/01/2037(d)	150	67			$ 21,273

	$ 9,416		Indiana - 2.36%
Georgia - 0.72%			Indiana Finance Authority
City of Atlanta GA			5.00%, 10/01/2041	1,000	1,015
6.00%, 11/01/2027	1,000	1,141	5.38%, 11/01/2032	1,000	1,037
7.38%, 01/01/2031	500	524	Indiana Municipal Power Agency
	$ 1,665		6.00%, 01/01/2039	1,000	1,092
			Indiana Municipal Power Agency NATL-RE
Hawaii - 0.55%			6.13%, 01/01/2013	2,240	2,321
City & County of Honolulu HI					$ 5,465
6.00%, 01/01/2012	1,270	1,282
			Iowa - 0.64%
			City of Altoona IA CITY APPROP
Idaho - 1.46%			5.75%, 06/01/2031	1,200	1,206
Idaho Health Facilities Authority			County of Pottawattamie IA
6.65%, 02/15/2021	2,000	2,691
Idaho Housing & Finance Association			5.75%, 05/15/2026	285	275
5.85%, 07/01/2036	665	692			$ 1,481
	$ 3,383		Kansas - 0.88%
			County of Sedgwick KS/County of Shawnee
Illinois - 9.19%			KS GNMA/FNMA
City of Chicago IL
7.13%, 03/15/2022	500	503	5.65%, 06/01/2037	880	942
			Kansas Development Finance Authority
7.46%, 02/15/2026	250	250	5.50%, 11/15/2029	1,000	1,088
City of Chicago IL ASSURED GTY
5.25%, 01/01/2025	2,000	2,108			$ 2,030
City of Chicago IL O'Hare International			Kentucky - 2.79%
Airport Revenue AGM			Kentucky Economic Development Finance
5.75%, 01/01/2020	1,000	1,058	Authority
City of Chicago IL Wastewater Transmission			5.38%, 08/15/2024	1,000	1,093
Revenue BHAC			5.63%, 08/15/2027	1,000	1,087
5.50%, 01/01/2038	1,000	1,060	6.50%, 03/01/2045	500	526
City of United City of Yorkville IL			Kentucky Economic Development Finance
5.75%, 03/01/2028	500	460	Authority ASSURED GTY
6.00%, 03/01/2036	600	467	6.00%, 12/01/2033	1,000	1,064
Huntley Special Service Area No			Kentucky State Property & Building
10/IL ASSURED GTY			Commission ASSURED GTY
5.10%, 03/01/2029	1,000	1,030	5.25%, 02/01/2025	1,000	1,100
Illinois Finance Authority			Paducah Electric Plant Board ASSURED
5.00%, 08/15/2026	100	87	GTY
5.10%, 08/15/2031	255	213	5.25%, 10/01/2035	1,500	1,579
5.38%, 08/15/2024	500	551			$ 6,449
5.50%, 08/01/2037	1,000	916
5.75%, 08/15/2030	1,000	1,081	Louisiana - 1.66%
5.75%, 11/15/2037	1,500	1,513	Lafayette Public Trust Financing
6.00%, 05/15/2025	500	445	Authority AGM
6.00%, 03/01/2038	1,000	1,079	5.25%, 10/01/2030	1,000	1,057
6.25%, 11/15/2035	1,000	1,053	Louisiana Public Facilities Authority
6.50%, 11/01/2038	1,000	1,104	5.00%, 06/01/2030	400	407
7.00%, 02/15/2018	630	750	Louisiana Public Facilities Authority FNMA
			0.00%, 12/01/2019(b)	1,500	1,199
7.25%, 11/01/2038	1,000	1,099
Illinois State Toll Highway Authority			New Orleans Aviation Board ASSURED
5.25%, 01/01/2030	1,000	1,064	GTY
Metropolitan Pier & Exposition			6.00%, 01/01/2023	1,000	1,152
Authority AGM					$ 3,815
5.50%, 06/15/2050	1,000	1,021	Maryland - 1.06%
Railsplitter Tobacco Settlement Authority			Maryland Community Development
5.25%, 06/01/2021	1,000	1,060	Administration
Village of Bartlett IL			5.05%, 09/01/2032	1,000	1,001
5.60%, 01/01/2023	300	261	Maryland Economic Development Corp
			5.38%, 06/01/2025	390	383

See accompanying notes

222

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2011

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's) Value (000's)

Maryland (continued)			New Hampshire - 1.66%
Maryland Economic Development Corp			City of Manchester NH AGM
(continued)			5.13%, 01/01/2030	$ 1,000 $	1,042
5.75%, 06/01/2035	$ 545	$ 539	New Hampshire Business Finance Authority
Maryland Health & Higher Educational			7.13%, 07/01/2027(e)	750	761
Facilities Authority			New Hampshire Health & Education Facilities
6.00%, 07/01/2041	500	532	Authority AGM
		$ 2,455	5.50%, 08/01/2027	2,000	2,048

Massachusetts - 3.16%				$ 3,851
Massachusetts Bay Transportation Authority			New Jersey - 1.53%
5.25%, 07/01/2028	2,000	2,416	New Jersey Economic Development
Massachusetts Development Finance Agency			Authority
0.00%, 11/15/2056(b)	94	—	5.00%, 09/01/2034	1,000	1,033
5.50%, 11/15/2046	19	11	5.75%, 04/01/2031	1,000	939
5.75%, 12/01/2042	1,000	1,131	5.75%, 06/01/2031	550	558
6.25%, 11/15/2046	355	251	New Jersey Housing & Mortgage Finance
6.38%, 07/01/2029(d)	600	553	Agency
Massachusetts Health & Educational Facilities			6.38%, 10/01/2028	895	993
Authority				$ 3,523
6.00%, 07/01/2031	800	809
Massachusetts Health & Educational Facilities			New Mexico - 0.66%
Authority GO OF UNIV			New Mexico Hospital Equipment Loan
5.00%, 07/01/2038	1,000	1,071	Council
Massachusetts State College Building			5.00%, 08/01/2039	1,500	1,526
Authority
5.50%, 05/01/2039	1,000	1,082	New York - 6.27%
		$ 7,324	Brooklyn Arena Local Development Corp
			6.25%, 07/15/2040	480	499
Michigan - 1.82%			6.38%, 07/15/2043	200	207
City of Detroit MI Sewage Disposal System
Revenue AGM			Hudson Yards Infrastructure Corp
			5.75%, 02/15/2047	2,500	2,647
7.00%, 07/01/2027	1,500	1,756	Long Island Power Authority AGM
Kent Hospital Finance Authority
5.50%, 01/15/2047	500	563	1.60%, 12/01/2029	1,500	1,500
			Metropolitan Transportation Authority
Lansing Board of Water & Light			5.25%, 11/15/2030	1,500	1,627
5.00%, 07/01/2037	850	897
Michigan Strategic Fund XLCA			New York City Industrial Development
			Agency
5.45%, 12/15/2032	1,000	1,000	6.25%, 03/01/2015	1,000	1,003
		$ 4,216	New York City Industrial Development
Minnesota - 0.72%			Agency ASSURED GTY
City of Minneapolis MN			6.13%, 01/01/2029	1,000	1,074
6.75%, 11/15/2032	500	554	New York City Transitional Finance
City of Minneapolis MN ASSURED GTY			Authority ST AID WITHHLDG
6.50%, 11/15/2038	1,000	1,121	5.25%, 01/15/2039	2,000	2,134
		$ 1,675	New York State Dormitory
			Authority ASSURED GTY ST AID
Missouri - 0.51%			WITHHLDG
Cape Girardeau County Industrial			5.00%, 10/01/2023	2,000	2,210
Development Authority			New York State Thruway Authority
5.50%, 06/01/2034	1,000	1,010	5.00%, 03/15/2026	1,480	1,632
5.63%, 06/01/2027	160	160		$ 14,533
		$ 1,170
			North Carolina - 0.48%
Nebraska - 1.69%			City of Raleigh NC Combined Enterprise
Municipal Energy Agency of Nebraska BHAC			System Revenue
5.13%, 04/01/2029	1,000	1,079	5.00%, 03/01/2031	1,000	1,113
Omaha Public Power District
5.50%, 02/01/2039	1,000	1,086
6.15%, 02/01/2012	645	654	Ohio - 2.24%
University of Nebraska			County of Adams OH
5.25%, 07/01/2039	1,000	1,077	6.25%, 09/01/2020(d)	1,000	774
		$ 3,896	County of Montgomery OH
			6.25%, 11/15/2033	1,310	1,377
Nevada - 1.44%			Ohio Air Quality Development Authority
City of Reno NV			5.63%, 06/01/2018	1,000	1,109
5.25%, 06/01/2037	1,260	1,202	Ohio Higher Educational Facility
County of Clark NV			Commission
5.13%, 07/01/2034	1,000	1,023	6.75%, 01/15/2039	1,000	1,041
State of Nevada
5.00%, 06/01/2022	1,000	1,111
		$ 3,336

See accompanying notes

223

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2011

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)

Ohio (continued)			Texas (continued)
Ohio Housing Finance			Dallas-Fort Worth International Airport
Agency GNMA/FNMA/FHLMC COLL			Facilities Improvement Corp NATL-RE
5.20%, 09/01/2029	$ 870	$ 903	6.00%, 11/01/2023	$ 425	$ 427
		$ 5,204	El Paso County Hospital District ASSURED
			GTY
Oklahoma - 0.03%			5.00%, 08/15/2037	1,000	1,039
Oklahoma Housing Finance Agency			Harris County Industrial Development Corp
8.00%, 08/01/2018	60	64	5.00%, 02/01/2023	400	426
			McLennan County Public Facility Corp
Oregon - 0.96%			6.63%, 06/01/2035	995	1,072
Oregon State Department of Administrative			North Texas Health Facilities Development
Services			Corp AGM
5.25%, 04/01/2026	1,500	1,714	5.00%, 09/01/2024	1,000	1,046
Warm Springs Reservation Confederated			5.00%, 09/01/2032	1,000	1,010
Tribe			North Texas Tollway Authority
6.38%, 11/01/2033	500	503	5.63%, 01/01/2033	1,000	1,046
		$ 2,217	5.75%, 01/01/2033	1,000	1,040
			Sea Breeze Public Facility Corp
Pennsylvania - 1.46%			6.50%, 01/01/2046	100	83
Pennsylvania Economic Development			Southwest Higher Education Authority Inc
Financing Authority			5.00%, 10/01/2035	1,500	1,571
5.00%, 12/01/2042	750	768	Spring Independent School District PSF-GTD
Pennsylvania Turnpike Commission			5.00%, 08/15/2034	1,000	1,069
0.00%, 12/01/2028(b),(e)	800	681
0.00%, 12/01/2034(b),(e)	500	418	Tarrant County Cultural Education Facilities
			Finance Corp
Pennsylvania Turnpike			6.13%, 11/15/2029	1,000	1,016
Commission ASSURED GTY			Tarrant County Cultural Education Facilities
5.00%, 06/01/2039	1,500	1,527	Finance Corp ASSURED GTY
		$ 3,394	6.25%, 07/01/2028	1,000	1,092
Puerto Rico - 1.26%			Texas A&M University
Puerto Rico Sales Tax Financing Corp			5.00%, 05/15/2027	1,000	1,110
5.25%, 08/01/2041	1,350	1,368	Texas Private Activity Bond Surface
5.38%, 08/01/2039	700	716	Transportation Corp
5.50%, 08/01/2042	800	825	6.88%, 12/31/2039	550	587
		$ 2,909	Texas Transportation Commission
			5.00%, 04/01/2020	1,000	1,136
South Carolina - 0.90%					$ 19,097
South Carolina Jobs-Economic Development
Authority AMBAC			Utah - 1.14%
5.20%, 11/01/2027	1,000	1,029	Utah Housing Corp
South Carolina Jobs-Economic Development			5.25%, 01/01/2039	1,620	1,651
Authority ASSURED GTY			5.75%, 07/01/2036	965	996
5.38%, 02/01/2029	1,000	1,057			$ 2,647
		$ 2,086	Virgin Islands - 0.28%
Tennessee - 0.84%			Virgin Islands Public Finance Authority
Chattanooga Health Educational & Housing			5.00%, 10/01/2025	650	659
Facility Board
5.50%, 10/01/2020	410	412	Virginia - 0.55%
Johnson City Health & Educational Facilities			Washington County Industrial Development
Board			Authority/VA
7.50%, 07/01/2033	1,000	1,067	7.50%, 07/01/2029	750	853
Shelby County Health Educational & Housing			White Oak Village Shops Community
Facilities Board			Development Authority
5.63%, 09/01/2026	500	471	5.30%, 03/01/2017	400	413
		$ 1,950			$ 1,266

Texas - 8.23%			Washington - 3.36%
Capital Area Cultural Education Facilities			FYI Properties
Finance Corp			5.50%, 06/01/2039	1,000	1,065
6.13%, 04/01/2045	1,000	1,027	State of Washington
County of Harris TX			6.40%, 06/01/2017	3,000	3,549
5.00%, 08/15/2032	1,500	1,585	Washington Health Care Facilities Authority
Dallas County Flood Control District No 1			7.38%, 03/01/2038	1,000	1,107
6.75%, 04/01/2016	205	214	Washington Health Care Facilities
Dallas-Fort Worth International Airport			Authority AGM
Facilities Improvement Corp BHAC-CR FGIC			5.50%, 08/15/2038	1,000	1,040
5.50%, 11/01/2031	1,500	1,501

See accompanying notes

224

Schedule of Investments Tax-Exempt Bond Fund October 31, 2011

Portfolio Summary (unaudited)

	Principal		Sector	Percent
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	Revenue Bonds	56 .82%
			Insured	34 .35%
Washington (continued)			General Obligation Unltd	4 .34%
Washington Higher Education Facilities			Prerefunded	2 .22%
Authority			Special Assessment	0 .92%
5.63%, 10/01/2040	$ 1,000	$ 1,016	Special Tax	0 .71%
		$ 7,777	Tax Allocation	0 .70%
			General Obligation Ltd	0 .48%
West Virginia - 0.67%			Certificate Participation	0 .33%
County of Ohio WV			Liability For Floating Rate Notes Issued	(2.81)%
5.85%, 06/01/2034	250	252	Other Assets in Excess of Liabilities, Net	1 .94%
West Virginia Hospital Finance Authority			TOTAL NET ASSETS	100.00%
5.50%, 06/01/2034	1,250	1,290
$ 1,542

Wisconsin - 3.63%
City of Superior WI GO OF CORP
5.38%, 11/01/2021	750	781
County of Milwaukee WI AGM
5.25%, 12/01/2025	4,000	4,093
State of Wisconsin ST APPROP
5.38%, 05/01/2025	1,000	1,129
Wisconsin Health & Educational Facilities
Authority
5.00%, 10/01/2033	1,000	1,032
6.38%, 02/15/2029	500	546
6.63%, 02/15/2039	720	776
$ 8,357
TOTAL MUNICIPAL BONDS		$ 233,543
Total Investments		$ 233,543
Liability for Floating Rate Notes Issued in Conjunction with
Securities Held - (2.81)%
Notes with interest rates of 0.14% at October	$ (6,515)	$ (6,515)
31, 2011 and contractual maturity of collateral
from 2016-2017.(f)
Total Net Investments		$ 227,028
Other Assets in Excess of Liabilities, Net - 1.94%		$ 4,489
TOTAL NET ASSETS - 100.00%		$ 231,517

(a)	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See Notes to Financial Statements for additional information.
(b) Non-Income Producing Security
(c)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $467 or 0.20% of net assets.
(d) Security is Illiquid
(e)	Variable Rate. Rate shown is in effect at October 31, 2011.
(f)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at October 31, 2011

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 13,601
Unrealized Depreciation		(1,906)
Net Unrealized Appreciation (Depreciation)		$ 11,695
Cost for federal income tax purposes		$ 215,327

All dollar amounts are shown in thousands (000's)

See accompanying notes

225

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions			Total
	Value,	Investment and Unrealized Total From from Net				from	Tax Return of Dividends		Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	Capital	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distribution Distributions of Period
BOND & MORTGAGE SECURITIES FUND
Class A shares
2011	$10 .57	$0 .37	$0.08	$0.45	($0.38)	$–	($0 .01)	($0.39)	$10.63
2010	9.69	0.41	0.81	1.22	(0.34)	–	–	(0.34)	10.57
2009	8.52	0.44	1.11	1.55	(0.38)	–	–	(0.38)	9.69
2008	10.50	0.50	(2.00)	(1.50)	(0.48)	–	–	(0.48)	8.52
2007	10.67	0.53	(0.17)	0.36	(0.53)	–	–	(0.53)	10.50
Class B shares
2011	10.60	0.30	0.07	0.37	(0.31)	–	(0.01)	(0.32)	10.65
2010	9.70	0.35	0.82	1.17	(0.27)	–	–	(0.27)	10.60
2009	8.52	0.39	1.11	1.50	(0.32)	–	–	(0.32)	9.70
2008	10.50	0.43	(2.00)	(1.57)	(0.41)	–	–	(0.41)	8.52
2007	10.67	0.46	(0.17)	0.29	(0.46)	–	–	(0.46)	10.50
Class C shares
2011	10.57	0.28	0.08	0.36	(0.29)	–	(0.01)	(0.30)	10.63
2010	9.69	0.33	0.81	1.14	(0.26)	–	–	(0.26)	10.57
2009	8.51	0.37	1.11	1.48	(0.30)	–	–	(0.30)	9.69
2008	10.50	0.41	(2.00)	(1.59)	(0.40)	–	–	(0.40)	8.51
2007(d)	10.66	0.35	(0.15)	0.20	(0.36)	–	–	(0.36)	10.50
CALIFORNIA MUNICIPAL FUND
Class A shares
2011	10.00	0.46	(0.28)	0.18	(0.47)	–	–	(0.47)	9.71
2010	9.57	0.48	0.42	0.90	(0.47)	–	–	(0.47)	10.00
2009	8.79	0.47	0.77	1.24	(0.46)	–	–	(0.46)	9.57
2008	10.74	0.47	(1.95)	(1.48)	(0.47)	–	–	(0.47)	8.79
2007	11.32	0.47	(0.51)	(0.04)	(0.47)	(0.07)	–	(0.54)	10.74
Class B shares
2011	10.00	0.37	(0.29)	0.08	(0.37)	–	–	(0.37)	9.71
2010	9.57	0.40	0.41	0.81	(0.38)	–	–	(0.38)	10.00
2009	8.79	0.40	0.77	1.17	(0.39)	–	–	(0.39)	9.57
2008	10.74	0.40	(1.96)	(1.56)	(0.39)	–	–	(0.39)	8.79
2007	11.32	0.39	(0.51)	(0.12)	(0.39)	(0.07)	–	(0.46)	10.74
Class C shares
2011	10.01	0.37	(0.27)	0.10	(0.38)	–	–	(0.38)	9.73
2010	9.58	0.39	0.42	0.81	(0.38)	–	–	(0.38)	10.01
2009	8.79	0.38	0.78	1.16	(0.37)	–	–	(0.37)	9.58
2008	10.74	0.38	(1.95)	(1.57)	(0.38)	–	–	(0.38)	8.79
2007	11.32	0.39	(0.51)	(0.12)	(0.39)	(0.07)	–	(0.46)	10.74

See accompanying notes.

226

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Expenses
		Ratio of	to Average Net		Ratio of Net
	Net Assets, End of	Expenses to	Assets (Excluding	Ratio of Gross	Investment Income
	Period (in	Average Net	Interest Expense	Expenses to	to Average Net	Portfolio
Total Return(b)	thousands)	Assets	and Fees)	Average Net Assets	Assets	Turnover Rate

4.33%	$130,506	0.94%(c)	N/A	– %	3.50%	265 .5%
12.83	134,686	0.94 (c)	N/A	–	4.12	357 .4
18.80	126,500	0.94 (c)	N/A	–	5.10	365 .1
(14.83)	116,109	0.94 (c)	N/A	–	5.01	302 .6
3.42	162,637	0.94 (c)	N/A	–	4.98	259 .1

3.54	6,636	1.60 (c)	N/A	–	2.86	265 .5
12.29	10,488	1.60 (c)	N/A	–	3.47	357 .4
18.15	12,952	1.60 (c)	N/A	–	4.47	365 .1
(15.41)	14,841	1.60 (c)	N/A	–	4.35	302 .6
2.74	22,624	1.60 (c)	N/A	–	4.32	259 .1

3.49	7,106	1.75 (c)	N/A	–	2.68	265 .5
11.93	5,976	1.75 (c)	N/A	–	3.30	357 .4
17.99	3,944	1.75 (c)	N/A	–	4.22	365 .1
(15.62)	2,263	1.75 (c)	N/A	–	4.20	302 .6
1.92 (e)	2,445	1.75 (c),(f)	N/A	–	4.26 (f)	259 .1 (f)

2.03	202,248	0.86	0.81% (g)	–	4.91	45 .4
9.59	255,698	0.88	0.81 (g)	0.88 (h)	4.90	32 .0
14.66	266,967	0.91	0.83 (g)	0.91 (h)	5.29	57 .3
(14.26)	250,177	1.07	0.83 (g)	1.08 (h)	4.67	41 .7
(0.37)	273,618	1.18	0.82 (g)	1.18 (h)	4.30	63 .7

1.00	2,673	1.90	1.85 (g)	1.94 (i)	3.97	45 .4
8.66	13,589	1.74	1.67 (g)	1.74 (h)	4.08	32 .0
13.76	39,715	1.70	1.63 (g)	1.70 (h)	4.54	57 .3
(14.93)	61,118	1.85	1.61 (g)	1.85 (h)	3.88	41 .7
(1.12)	84,070	1.92	1.58 (g)	1.92 (h)	3.53	63 .7

1.15	9,786	1.82	1.77 (g)	–	3.95	45 .4
8.59	13,572	1.79	1.72 (g)	1.79 (h)	3.98	32 .0
13.62	12,335	1.88	1.81 (g)	1.88 (h)	4.28	57 .3
(15.01)	8,010	1.95	1.71 (g)	2.07 (h)	3.81	41 .7
(1.14)	5,127	1.95	1.59 (g)	2.49 (h)	3.53	63 .7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.03 per share from January 10, 2007, through January 16, 2007.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(h)	Excludes expense reimbursement from Manager and/or custodian.
(i)	Excludes expense reimbursement from Manager.

See accompanying notes.

227

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period Total Return(b)
DIVERSIFIED INTERNATIONAL FUND
Class A shares
2011	$9 .80	$0 .15	($0.45)	($0.30)	($0.09)	$–	($0 .09)	$9.41	(3 .17)%
2010	8.67	0.07	1.17	1.24	(0.11)	–	(0.11)	9.80	14.37
2009	7.43	0.09	1.30	1.39	(0.15)	–	(0.15)	8.67	19.13
2008	17.33	0.16	(7.97)	(7.81)	(0.12)	(1.97)	(2.09)	7.43	(50.60)
2007	14.33	0.15	4.26	4.41	(0.14)	(1.27)	(1.41)	17.33	33.39
Class B shares
2011	9.78	0.03	(0.45)	(0.42)	–	–	–	9.36	(4.29)
2010	8.66	(0.03)	1.15	1.12	–	–	–	9.78	12.98
2009	7.37	0.01	1.30	1.31	(0.02)	–	(0.02)	8.66	17.84
2008	17 .21	0 .05	(7.92)	(7.87)	–	(1.97)	(1.97)	7.37	(51.01)
2007	14 .26	–	4.25	4.25	(0.03)	(1.27)	(1.30)	17.21	32.17
Class C shares
2011	9.78	0.08	(0.45)	(0.37)	(0.03)	–	(0.03)	9.38	(3.78)
2010	8.67	0.03	1.15	1.18	(0.07)	–	(0.07)	9.78	13.61
2009	7.39	0.06	1.29	1.35	(0.07)	–	(0.07)	8.67	18.50
2008	17 .22	0 .09	(7.95)	(7.86)	–	(1.97)	(1.97)	7.39	(50.91)
2007(f)	13 .71	0 .03	3.48	3.51	–	–	–	17.22	25.60 (g)
Class P shares
2011	9.80	0.14	(0.42)	(0.28)	(0.14)	–	(0.14)	9.38	(2.93)
2010(i)	9.35	0.01	0.44	0.45	–	–	–	9.80	4.81 (g)
EQUITY INCOME FUND
Class A shares
2011	16 .91	0 .49	0.63	1.12	(0.46)	–	(0.46)	17.57	6.69
2010	14 .38	0 .43	2.48	2.91	(0.38)	–	(0.38)	16.91	20.49
2009	13 .81	0 .39	0.59	0.98	(0.41)	–	(0.41)	14.38	7.45
2008	23.81	0.39	(7.96)	(7.57)	(0.39)	(2.04)	(2.43)	13.81	(35.04)
2007	22.43	0.37	2.54	2.91	(0.33)	(1.20)	(1.53)	23.81	13.59
Class B shares
2011	16 .76	0 .34	0.62	0.96	(0.30)	–	(0.30)	17.42	5.76
2010	14 .25	0 .28	2.46	2.74	(0.23)	–	(0.23)	16.76	19.33
2009	13 .68	0 .27	0.58	0.85	(0.28)	–	(0.28)	14.25	6.48
2008	23.62	0.23	(7.89)	(7.66)	(0.24)	(2.04)	(2.28)	13.68	(35.61)
2007	22.26	0.17	2.53	2.70	(0.14)	(1.20)	(1.34)	23.62	12.68
Class C shares
2011	16 .59	0 .36	0.61	0.97	(0.34)	–	(0.34)	17.22	5.87
2010	14 .11	0 .31	2.43	2.74	(0.26)	–	(0.26)	16.59	19.61
2009	13 .55	0 .29	0.58	0.87	(0.31)	–	(0.31)	14.11	6.68
2008	23.42	0.25	(7.82)	(7.57)	(0.26)	(2.04)	(2.30)	13.55	(35.55)
2007	22.08	0.19	2.51	2.70	(0.16)	(1.20)	(1.36)	23.42	12.72
Class P shares
2011	16 .93	0 .51	0.66	1.17	(0.53)	–	(0.53)	17.57	6.95
2010(i)	16 .45	0 .05	0.54	0.59	(0.11)	–	(0.11)	16.93	3.59 (g)

See accompanying notes.

228

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to	Ratio of Gross	Investment Income
Period (in	Average Net	Expenses to	to Average Net	Portfolio
thousands)	Assets	Average Net Assets	Assets	Turnover Rate

$247,806	1.44%	– %	1.48%	75.7%(c)
273,385	1.53	–	0.84	105.9
273,110	1.58	–	1.26	115.6
257,621	1.39 (d)	–	1.30	101.5
699,188	1.30 (d)	–	0.99	111.3 (e)

11,444	2.56 (d)	–	0.34	75.7 (c)
18,477	2.68	–	(0.32)	105.9
23,810	2.69	–	0.17	115.6
27,621	2.34 (d)	–	0.41	101.5
74,783	2.26 (d)	–	0.01	111.3 (e)

10,546	2.08 (d)	–	0.83	75.7 (c)
11,618	2.08 (d)	–	0.29	105.9
11,339	2.08 (d)	–	0.76	115.6
11,322	2.08 (d)	–	0.73	101.5
22,837	2.08 (d),(h)	–	0.24 (h)	111.3 (e),(h)

713	1.07 (d)	–	1.49	75.7 (c)
10	1.08 (d),(h)	–	0.84 (h)	105.9 (h)

607,610	0.95	–	2.79	16.6
622,414	1.00	–	2.73	22.1
594,176	1.00	–	3.02	35.3
712,089	0.94	–	2.06	75.8
1,894,426	0.84	0.84 (j)	1.60	85.6 (k)

88,409	1.82 (d)	–	1.93	16.6
117,395	1.94	–	1.79	22.1
139,115	1.95	–	2.09	35.3
177,768	1.80	–	1.24	75.8
391,824	1.68	1.68 (j)	0.76	85.6 (k)

100,409	1.67	–	2.07	16.6
101,915	1.73	–	2.00	22.1
106,430	1.77	–	2.27	35.3
134,522	1.70	–	1.33	75.8
299,675	1.61	1.61 (j)	0.83	85.6 (k)

32,417	0.70 (d)	–	2.92	16.6
10	0.72 (d),(h)	–	2.97 (h)	22.1 (h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of International Growth Fund.
(d)	Reflects Manager's contractual expense limit.
(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.
(f)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.05 per share from January 10, 2007, through January 16, 2007.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.
(i)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(j)	Excludes expense reimbursement from Manager and/or custodian.
(k)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Fund and WM Equity Income Fund.

See accompanying notes.

229

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
GLOBAL DIVERSIFIED INCOME FUND
Class A shares
2011	$13 .35	$0 .79	($0.35)	$0.44	($0.70)	($0.11)	($0 .81)	$12.98	3.25%
2010	12.72	0.73	1.71	2.44	(0.76)	(1.05)	(1.81)	13.35	21.38
2009(d)	10.00	0.65	2.72	3.37	(0.65)	–	(0.65)	12.72	35.00 (e)
Class C shares
2011	13.30	0.69	(0.35)	0.34	(0.60)	(0.11)	(0.71)	12.93	2.55
2010	12.68	0.63	1.71	2.34	(0.67)	(1.05)	(1.72)	13.30	20.44
2009(d)	10.00	0.57	2.71	3.28	(0.60)	–	(0.60)	12.68	33.99 (e)
Class P shares
2011	13.31	0.83	(0.36)	0.47	(0.74)	(0.11)	(0.85)	12.93	3.51
2010(g)	13.01	0.08	0.34	0.42	(0.12)	–	(0.12)	13.31	3.21 (e)
GLOBAL REAL ESTATE SECURITIES FUND
Class A shares
2011	6.83	0.08	(0.06)	0.02	(0.09)	(0.04)	(0.13)	6.72	0.28
2010	5.66	0.10	1.35	1.45	(0.28)	–	(0.28)	6.83	26.27
2009	5.04	0.11	0.77	0.88	(0.26)	–	(0.26)	5.66	18.84
2008	10.08	0.16	(5.02)	(4.86)	(0.18)	–	(0.18)	5.04	(48.89) (h)
2007(i)	10.00	0.01	0.07	0.08	–	–	–	10.08	0.80 (e)
Class C shares
2011	6.71	0.03	(0.06)	(0.03)	(0.05)	(0.04)	(0.09)	6.59	(0.52)
2010	5.58	0.06	1.31	1.37	(0.24)	–	(0.24)	6.71	25.19
2009	4.99	0.08	0.75	0.83	(0.24)	–	(0.24)	5.58	18.05
2008	10.07	0.10	(5.05)	(4.95)	(0.13)	–	(0.13)	4.99	(49.64)
2007(i)	10.00	–	0.07	0.07	–	–	–	10.07	0.70 (e)
Class P shares
2011(j)	7.35	0.11	(0.28)	(0.17)	(0.11)	–	(0.11)	7.07	(2.25) (e)

See accompanying notes.

230

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

		Ratio of Net
		Investment
Net Assets, End	Ratio of Expenses	Income to
of Period (in	to Average Net	Average Net	Portfolio Turnover
thousands)	Assets	Assets	Rate

$996,753	1.16%(c)	5.94%	47.6%
630,204	1.16 (c)	5.76	75.5
8,591	1.25 (c),(f)	6.07 (f)	182.5 (f)

727,143	1.90 (c)	5.22	47.6
296,132	1.92 (c)	4.98	75.5
999	2.00 (c),(f)	5.48 (f)	182.5 (f)

420,384	0.83 (c)	6.38	47.6
1,001	0.99 (c),(f)	7.01 (f)	75.5 (f)

13,483	1.45 (c)	1.18	78.8
16,738	1.45 (c)	1.61	194.8
5,635	1.45 (c)	2.42	131.1
2,704	1.45 (c)	2.06	100.9
2,139	1.45 (c),(f)	1.31 (f)	86.7 (f)

2,887	2.20 (c)	0.45	78.8
1,453	2.20 (c)	0.95	194.8
1,420	2.20 (c)	1.76	131.1
932	2.20 (c)	1.23	100.9
1,546	2.20 (c),(f)	0.50 (f)	86.7 (f)

3,378	1.10 (c),(f)	1.80 (f)	78.8 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from December 15, 2008, date shares first offered, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(h)	During 2007, the Fund processed a significant (relative to the Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures to all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.
(i)	Period from October 1, 2007, date shares first offered, through October 31, 2007.
(j)	Period from December 29, 2010, date shares first offered, through October 31, 2011.

See accompanying notes.

231

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
GOVERNMENT & HIGH QUALITY BOND FUND
Class A shares
2011	$11 .28	$0 .37	$0.02	$0.39	($0.41)	$–	($0 .41)	$11.26	3.60%
2010	10.89	0.42	0.41	0.83	(0.44)	–	(0.44)	11.28	7.82
2009	10.34	0.45	0.57	1.02	(0.47)	–	(0.47)	10.89	10.01
2008	10.54	0.46	(0.17)	0.29	(0.49)	–	(0.49)	10.34	2.72
2007	10.54	0.47	0.01	0.48	(0.48)	–	(0.48)	10.54	4.65
Class B shares
2011	11.27	0.28	0.02	0.30	(0.32)	–	(0.32)	11.25	2.75
2010	10.89	0.33	0.40	0.73	(0.35)	–	(0.35)	11.27	6.86
2009	10.34	0.37	0.57	0.94	(0.39)	–	(0.39)	10.89	9.18
2008	10.53	0.39	(0.17)	0.22	(0.41)	–	(0.41)	10.34	2.06
2007	10.54	0.39	–	0.39	(0.40)	–	(0.40)	10.53	3.78
Class C shares
2011	11.27	0.28	0.02	0.30	(0.32)	–	(0.32)	11.25	2.76
2010	10.88	0.33	0.42	0.75	(0.36)	–	(0.36)	11.27	6.97
2009	10.32	0.37	0.58	0.95	(0.39)	–	(0.39)	10.88	9.32
2008	10.52	0.39	(0.18)	0.21	(0.41)	–	(0.41)	10.32	1.99
2007	10.53	0.39	0.01	0.40	(0.41)	–	(0.41)	10.52	3.92
Class P shares
2011	11.28	0.37	0.05	0.42	(0.42)	–	(0.42)	11.28	3.87
2010(f)	11.24	0.04	0.04	0.08	(0.04)	–	(0.04)	11.28	0.71 (g)
HIGH YIELD FUND
Class A shares
2011	8.18	0.60	(0.28)	0.32	(0.63)	(0.15)	(0.78)	7.72	4.06
2010	7.61	0.65	0.58	1.23	(0.66)	–	(0.66)	8.18	16.87
2009	6.11	0.62	1.54	2.16	(0.66)	–	(0.66)	7.61	37.46
2008	8.75	0.59	(2.39)	(1.80)	(0.60)	(0.24)	(0.84)	6.11	(22.40)
2007	8.79	0.59	0.21	0.80	(0.66)	(0.18)	(0.84)	8.75	9.63
Class B shares
2011	8.22	0.54	(0.28)	0.26	(0.57)	(0.15)	(0.72)	7.76	3.24
2010	7.65	0.59	0.58	1.17	(0.60)	–	(0.60)	8.22	15.86
2009	6.15	0.57	1.54	2.11	(0.61)	–	(0.61)	7.65	36.15
2008	8.80	0.53	(2.40)	(1.87)	(0.54)	(0.24)	(0.78)	6.15	(23.06)
2007	8.83	0.52	0.22	0.74	(0.59)	(0.18)	(0.77)	8.80	8.82
Class C shares
2011	8.23	0.55	(0.29)	0.26	(0.57)	(0.15)	(0.72)	7.77	3.29
2010	7.66	0.59	0.58	1.17	(0.60)	–	(0.60)	8.23	15.91
2009	6.14	0.57	1.56	2.13	(0.61)	–	(0.61)	7.66	36.61
2008	8.79	0.53	(2.40)	(1.87)	(0.54)	(0.24)	(0.78)	6.14	(23.06)
2007	8.83	0.52	0.22	0.74	(0.60)	(0.18)	(0.78)	8.79	8.76
Class P shares
2011	8.15	0.61	(0.24)	0.37	(0.65)	(0.15)	(0.80)	7.72	4.74
2010(f)	8.00	0.06	0.15	0.21	(0.06)	–	(0.06)	8.15	2.67 (g)

See accompanying notes.

232

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
Net Assets, End of	Ratio of Expenses	Ratio of Gross	Investment Income
Period (in	to Average Net	Expenses to	to Average Net	Portfolio Turnover
thousands)	Assets	Average Net Assets	Assets	Rate

$421,315	0 .82%	0.92%(c)	3.30%	104.7%
422,993	0 .84 (d)	–	3.78	51.2
290,408	0 .89 (d)	–	4.16	26.6
83,376	0 .91 (e)	–	4.38	5.3
90,167	0 .91	0.93 (c)	4.45	13.6

17,429	1 .65 (e)	–	2.49	104.7
36,773	1 .65 (e)	–	3.01	51.2
56,957	1 .65 (e)	–	3.46	26.6
39,613	1 .65 (e)	–	3.64	5.3
58,227	1 .66	1.68 (c)	3.72	13.6

81,404	1 .63 (e)	–	2.48	104.7
75,290	1 .63 (e)	–	2.96	51.2
26,914	1 .63 (e)	–	3.43	26.6
6,118	1 .63 (e)	–	3.66	5.3
7,273	1 .63	1.93 (c)	3.74	13.6

13,022	0 .70 (e)	–	3.28	104.7
10	0 .71 (e),(h)	–	3.69 (h)	51.2 (h)

1,663,615	0 .92	–	7.57	82.8
2,001,283	0 .94	–	8.25	77.8
1,543,091	0 .95	–	9.18	57.0
770,504	0 .92	–	7.48	28.8
809,318	0 .85	0.85 (i)	6.74	47.4

52,785	1 .70 (e)	–	6.79	82.8
72,591	1 .74	–	7.48	77.8
75,011	1 .75	–	8.44	57.0
49,432	1 .71	–	6.64	28.8
82,104	1 .65	1.68 (i)	5.95	47.4

518,144	1 .63	–	6.84	82.8
490,173	1 .67	–	7.52	77.8
336,498	1 .68	–	8.34	57.0
121,038	1 .70	–	6.69	28.8
139,417	1 .63	1.63 (i)	5.97	47.4

449,834	0 .61 (e)	–	7.78	82.8
273	0 .73 (e),(h)	–	8.11 (h)	77.8 (h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager, Distributor and/or custodian.
(d)	Reflects Manager's contractual expense limit and Underwriter's contractual distribution fee limit.
(e)	Reflects Manager's contractual expense limit.
(f)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.
(i)	Excludes expense reimbursement from Manager and/or custodian.

See accompanying notes.

233

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends		Total
	Value,	Investment and Unrealized Total From			from Net	Tax Return Dividends			Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment of Capital				and	Redemption Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Distribution Distributions		Fees	of Period
INCOME FUND
Class A shares
2011	$9 .65	$0 .45	($0.07)	$0.38	($0.48)	$–	($0 .48)	$–	$9.55
2010	9.26	0.50	0.41	0.91	(0.52)	–	(0.52)	–	9.65
2009	7.83	0.52	1.44	1.96	(0.53)	–	(0.53)	–	9.26
2008	8.99	0.47	(1.14)	(0.67)	(0.49)	–	(0.49)	–	7.83
2007	9.09	0.46	(0.06)	0.40	(0.50)	–	(0.50)	–	8.99
Class B shares
2011	9.69	0.37	(0.07)	0.30	(0.40)	–	(0.40)	–	9.59
2010	9.29	0.42	0.42	0.84	(0.44)	–	(0.44)	–	9.69
2009	7.85	0.46	1.44	1.90	(0.46)	–	(0.46)	–	9.29
2008	9.02	0.41	(1.16)	(0.75)	(0.42)	–	(0.42)	–	7.85
2007	9.12	0.40	(0.07)	0.33	(0.43)	–	(0.43)	–	9.02
Class C shares
2011	9.70	0.38	(0.07)	0.31	(0.41)	–	(0.41)	–	9.60
2010	9.30	0.42	0.43	0.85	(0.45)	–	(0.45)	–	9.70
2009	7.85	0.46	1.45	1.91	(0.46)	–	(0.46)	–	9.30
2008	9.02	0.41	(1.16)	(0.75)	(0.42)	–	(0.42)	–	7.85
2007	9.12	0.40	(0.07)	0.33	(0.43)	–	(0.43)	–	9.02
Class P shares
2011	9.67	0.46	(0.06)	0.40	(0.50)	–	(0.50)	–	9.57
2010(e)	9.66	0.05	0.01	0.06	(0.05)	–	(0.05)	–	9.67
INFLATION PROTECTION FUND
Class A shares
2011	8.29	0.25	0.38	0.63	(0.22)	–	(0.22)	–	8.70
2010	7.62	0.12	0.68	0.80	(0.13)	–	(0.13)	–	8.29
2009	7.15	0.12	0.36	0.48	(0.01)	–	(0.01)	–	7.62
2008	9.53	0.49	(2.04)	(1.55)	(0.72)	(0.12)	(0.84)	0.01	7.15
2007	9.67	0.41	(0.14)	0.27	(0.41)	–	(0.41)	–	9.53
Class C shares
2011	8.23	0.17	0.38	0.55	(0.17)	–	(0.17)	–	8.61
2010	7.58	0.06	0.68	0.74	(0.09)	–	(0.09)	–	8.23
2009	7.17	–	0.42	0.42	(0.01)	–	(0.01)	–	7.58
2008	9.56	0.43	(2.05)	(1.62)	(0.67)	(0.10)	(0.77)	–	7.17
2007(h)	9.49	0.30	0.07	0.37	(0.30)	–	(0.30)	–	9.56

See accompanying notes.

234

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Net
	Net Assets, End of	Expenses to	Ratio of Gross	Investment Income
	Period (in	Average Net	Expenses to	to Average Net	Portfolio
Total Return(b)	thousands)	Assets	Average Net Assets	Assets	Turnover Rate

4.12%	$268,621	0.90%	–%	4.75%	16.9%
10.14	268,103	0.91 (c)	–	5.28	13.1
25.80	180,680	0.90 (c)	–	6.09	30.6
(7.90)	122,603	0.90 (c)	–	5.32	15.5
4.47	145,964	0.90	0.90 (d)	5.13	15.2

3.21	19,433	1.78 (c)	–	3.91	16.9
9.32	39,778	1.72 (c)	–	4.51	13.1
24.95	53,887	1.64 (c)	–	5.39	30.6
(8.67)	51,278	1.64 (c)	–	4.57	15.5
3.69	77,832	1.65	1.66 (d)	4.38	15.2

3.30	63,548	1.68	–	3.98	16.9
9.35	59,080	1.69 (c)	–	4.50	13.1
25.07	36,367	1.65 (c)	–	5.30	30.6
(8.68)	15,103	1.65 (c)	–	4.59	15.5
3.71	12,107	1.65	1.84 (d)	4.37	15.2

4.31	9,474	0.70 (c)	–	4.83	16.9
0.60 (f)	30	0 .71 (c),(g)	–	5.07 (g)	13.1 (g)

7.74	30,170	0.90 (c)	–	3.00	131.9
10.58	16,234	0.90 (c)	–	1.55	85.3
6.71	11,568	0.90 (c)	–	1.60	109.5
(17.81)	6,167	0.90 (c)	–	5.54	32.3
2.88	4,223	0.90 (c)	–	4.34	88.2

6.85	5,840	1.65 (c)	–	2.13	131.9
9.76	3,195	1.65 (c)	–	0.79	85.3
5.81	1,488	1.65 (c)	–	0.00	109.5
(18.45)	1,808	1.65 (c)	–	4.89	32.3
4.00 (f)	838	1 .65 (c),(g)	–	4.06 (g)	88.2 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Excludes expense reimbursement from Manager and/or custodian.
(e)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized loss of $.05 per share from January 10, 2007, through January 16, 2007.

See accompanying notes.

235

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions			Total
	Value,	Investment and Unrealized Total From			from Net	from	Tax Return Dividends			Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	of Capital	and	Redemption Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distribution Distributions		Fees	of Period
INTERNATIONAL EMERGING MARKETS FUND
Class A shares
2011	$25 .69	$0 .25	($2 .16)	($1.91)	($0.02)	$–	$–	($0 .02)	$–	$23.76
2010	20.73	0.08	4.93	5.01	(0.05)	–	–	(0.05)	–	25.69
2009	13.76	0.11	6.90	7.01	(0.04)	–	–	(0.04)	–	20.73
2008	39.50	0.21	(20.16)	(19.95)	(0.10)	(5.69)	–	(5.79)	–	13.76
2007	24.63	0.25	16.45	16.70	(0.08)	(1.75)	–	(1.83)	–	39.50
Class B shares
2011	24.60	(0.03)	(2.05)	(2.08)	–	–	–	–	–	22.52
2010	20.01	(0.17)	4.76	4.59	–	–	–	–	–	24.60
2009	13.39	(0.05)	6.67	6.62	–	–	–	–	–	20.01
2008	38.83	(0.04)	(19.71)	(19.75)	–	(5.69)	–	(5.69)	–	13.39
2007	24.37	–	16.21	16.21	–	(1.75)	–	(1.75)	–	38.83
Class C shares
2011	25.06	0.02	(2.10)	(2.08)	–	–	–	–	–	22.98
2010	20.36	(0.13)	4.83	4.70	–	–	–	–	–	25.06
2009	13.58	(0.01)	6.79	6.78	–	–	–	–	–	20.36
2008	39.30	(0.03)	(20.00)	(20.03)	–	(5.69)	–	(5.69)	–	13.58
2007(d)	25.31	(0.01)	13.99	13.98	–	–	–	–	0 .01	39.30
Class P shares
2011	25.60	0.48	(2.28)	(1.80)	(0.15)	–	–	(0.15)	–	23.65
2010(g)	24.41	–	1.19	1.19	–	–	–	–	–	25.60
LARGECAP GROWTH FUND
Class A shares
2011	7.54	(0.03)	0.36	0.33	–	–	–	–	–	7.87
2010	6.26	(0.04)	1.32	1.28	–	–	–	–	–	7.54
2009	6.09	(0.03)	0.20	0.17	–	–	–	–	–	6.26
2008	9.96	–	(3.70)	(3.70)	–	(0.15)	(0.02)	(0.17)	–	6.09
2007	7.78	(0.01)	2.30	2.29	(0.01)	(0.10)	–	(0.11)	–	9.96
Class B shares
2011	7.18	(0.10)	0.34	0.24	–	–	–	–	–	7.42
2010	6.03	(0.11)	1.26	1.15	–	–	–	–	–	7.18
2009	5.91	(0.07)	0.19	0.12	–	–	–	–	–	6.03
2008	9.76	(0.08)	(3.60)	(3.68)	–	(0.15)	(0.02)	(0.17)	–	5.91
2007	7.69	(0.09)	2.26	2.17	–	(0.10)	–	(0.10)	–	9.76
Class C shares
2011	7.33	(0.09)	0.34	0.25	–	–	–	–	–	7.58
2010	6.13	(0.09)	1.29	1.20	–	–	–	–	–	7.33
2009	6.00	(0.07)	0.20	0.13	–	–	–	–	–	6.13
2008	9.90	(0.07)	(3.66)	(3.73)	–	(0.15)	(0.02)	(0.17)	–	6.00
2007(i)	8.15	(0.07)	1.82	1.75	–	–	–	–	–	9.90
Class P shares
2011	7.69	–	0.37	0.37	–	–	–	–	–	8.06
2010(g)	7.32	–	0.37	0.37	–	–	–	–	–	7.69

See accompanying notes.

236

			FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

			Ratio of Net
		Ratio of	Investment
	Net Assets, End	Expenses to	Income to
	of Period (in	Average Net	Average Net	Portfolio Turnover
Total Return(b)	thousands)	Assets	Assets	Rate

(7.45)%	$113,266	1.77%	0.98%	88.4%
24.22	137,244	1.85	0.33	102.1
51.11	111,976	2.00	0.71	133.4
(58.51)	85,229	1.81	0.78	127.6
72.31	225,132	1.74	0.86	141.6

(8.46)	10,392	2.82 (c)	(0.14)	88.4
22.94	16,040	2.90	(0.76)	102.1
49.44	17,515	3.08	(0.34)	133.4
(58.91)	12,272	2.72	(0.17)	127.6
70.81	33,457	2.62	(0.01)	141.6

(8.30)	12,140	2.67 (c)	0.09	88.4
23.08	13,166	2.79 (c)	(0.59)	102.1
49.93	10,583	2.80 (c)	(0.08)	133.4
(58.91)	6,248	2.79 (c)	(0.12)	127.6
55.43 (e)	10,276	2.80 (c),(f)	(0.01) (f)	141.6 (f)

(7.09)	1,919	1.38 (c)	1.94	88.4
4 .88 (e)	10	1 .38 (c),(f)	0 .01 (f)	102 .1 (f)

4.38	294,825	1.22	(0.34)	64.8
20.45	323,663	1.35	(0.65)	65.5
2.79	287,902	1.38 (c)	(0.46)	86.5
(37.78)	321,555	1.21 (c)	(0.02)	88.8
29.78	535,659	1.19 (c)	(0.09)	113.1 (h)

3.34	12,220	2.26 (c)	(1.39)	64.8
19.07	18,486	2.42	(1.73)	65.5
2.03	22,560	2.30 (c)	(1.34)	86.5
(38.36)	31,802	2.13 (c)	(0.91)	88.8
28.52	94,254	2.12 (c)	(1.06)	113.1 (h)

3.41	10,769	2.03	(1.15)	64.8
19.58	11,368	2.08	(1.38)	65.5
2.17	9,067	2.13 (c)	(1.21)	86.5
(38.32)	9,311	2.02 (c)	(0.89)	88.8
21.47 (e)	8,037	2.03 (c),(f)	(1.06) (f)	113.1 (f),(h)

4.81	1,144	0.84 (c)	0.06	64.8
5 .05 (e)	11	0 .84 (c),(f)	0 .07 (f)	65 .5 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.75 per share from January 10, 2007, through January 16, 2007.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.
(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

See accompanying notes.

237

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
LARGECAP S&P 500 INDEX FUND
Class A shares
2011	$8.35	$0.12	$0.50	$0.62	($0.09)	$–	($0 .09)	$8.88	7.46%
2010	7.31	0.11	1.03	1.14	(0.10)	–	(0.10)	8.35	15.72
2009	6.85	0.11	0.48	0.59	(0.13)	–	(0.13)	7.31	9.03
2008	11.06	0.15	(4.10)	(3.95)	(0.14)	(0.12)	(0.26)	6.85	(36.55)
2007	9.86	0.14	1.21	1.35	(0.12)	(0.03)	(0.15)	11.06	13.86
Class C shares
2011	8.26	0.06	0.50	0.56	(0.04)	–	(0.04)	8.78	6.74
2010	7.25	0.06	1.03	1.09	(0.08)	–	(0.08)	8.26	15.06
2009	6.81	0.08	0.46	0.54	(0.10)	–	(0.10)	7.25	8.11
2008	10.99	0.08	(4.07)	(3.99)	(0.07)	(0.12)	(0.19)	6.81	(36.92)
2007(d)	10.12	0.05	0.82	0.87	–	–	–	10.99	8.60 (e)
LARGECAP VALUE FUND
Class A shares
2011	8.80	0.09	0.50	0.59	(0.08)	–	(0.08)	9.31	6.65
2010	7.84	0.09	0.99	1.08	(0.12)	–	(0.12)	8.80	13.81
2009	7.93	0.14	(0.07)	0.07	(0.16)	–	(0.16)	7.84	1.01
2008	13.53	0.19	(4.59)	(4.40)	(0.16)	(1.04)	(1.20)	7.93	(35.48)
2007	13.11	0.19	1.00	1.19	(0.17)	(0.60)	(0.77)	13.53	9.47
Class B shares
2011	8.76	(0.02)	0.49	0.47	–	–	–	9.23	5.37
2010	7.80	(0.02)	0.98	0.96	–	–	–	8.76	12.35
2009	7.87	0.04	(0.07)	(0.03)	(0.04)	–	(0.04)	7.80	(0.37)
2008	13.42	0.09	(4.57)	(4.48)	(0.03)	(1.04)	(1.07)	7.87	(36.08)
2007	13.00	0.04	1.01	1.05	(0.03)	(0.60)	(0.63)	13.42	8.37
Class C shares
2011	8.70	0.02	0.49	0.51	(0.03)	–	(0.03)	9.18	5.81
2010	7.76	0.03	0.99	1.02	(0.08)	–	(0.08)	8.70	13.14
2009	7.89	0.09	(0.08)	0.01	(0.14)	–	(0.14)	7.76	0.28
2008	13.44	0.11	(4.55)	(4.44)	(0.07)	(1.04)	(1.11)	7.89	(35.81)
2007(g)	12.80	0.05	0.59	0.64	–	–	–	13.44	5.00 (e)

See accompanying notes.

238

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

		Ratio of Net
		Investment
Net Assets, End	Ratio of Expenses	Income to
of Period (in	to Average Net	Average Net	Portfolio Turnover
thousands)	Assets	Assets	Rate

$154,105	0.62%(c)	1.37%	4.3%
154,529	0.70	1.35	8.0
55,393	0.79	1.69	7.6
53,542	0.65	1.57	8.2
90,317	0.66	1.34	5.6

7,082	1.30 (c)	0.68	4.3
5,898	1.30 (c)	0.75	8.0
3,898	1.30 (c)	1.20	7.6
2,428	1.30 (c)	0.92	8.2
2,691	1 .30 (c),(f)	0 .56 (f)	5 .6 (f)

155,664	0.97	0.92	130.9
159,592	1.03	1.05	192.9
152,407	1.11	1.91	170.2
171,897	0.97	1.78	132.1
298,926	0.94	1.41	100.3

3,916	2.14 (c)	(0.25)	130.9
6,025	2.38	(0.28)	192.9
7,575	2.42	0.62	170.2
9,598	1.96	0.80	132.1
20,306	2.01	0.34	100.3

1,858	1.70 (c)	0.19	130.9
1,581	1.70 (c)	0.36	192.9
1,300	1.70 (c)	1.31	170.2
1,130	1.70 (c)	1.02	132.1
1,043	1.70 (c),(f)	0.44 (f)	100.3 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.12 per share from January 10, 2007, through January 16, 2007.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.13 per share from January 10, 2007, through January 16, 2007.

See accompanying notes.

239

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
MIDCAP BLEND FUND
Class A shares
2011	$13 .03	$0 .01	$1 .64	$1.65	($0.14)	($0.49)	($0 .63)	$14.05	13.03%
2010	10.45	0.09	2 .53	2.62	(0.04)	–	(0.04)	13.03	25.12
2009	9.54	–	1 .43	1.43	–	(0.52)	(0.52)	10.45	16.52
2008	15.97	(0.01)	(4.94)	(4.95)	–	(1.48)	(1.48)	9.54	(33.98)
2007	14.89	0.01	2 .52	2.53	(0.03)	(1.42)	(1.45)	15.97	18.27
Class B shares
2011	12.69	(0.11)	1 .59	1.48	–	(0.49)	(0.49)	13.68	11.95
2010	10.24	(0.03)	2 .48	2.45	–	–	–	12.69	23.93
2009	9.46	(0.09)	1 .39	1.30	–	(0.52)	(0.52)	10.24	15.21
2008	15.92	(0.06)	(4.92)	(4.98)	–	(1.48)	(1.48)	9.46	(34.31)
2007	14.86	(0.04)	2 .52	2.48	–	(1.42)	(1.42)	15.92	17.93
Class C shares
2011	12.62	(0.10)	1 .59	1.49	(0.08)	(0.49)	(0.57)	13.54	12.13
2010	10.18	–	2 .46	2.46	(0.02)	–	(0.02)	12.62	24.22
2009	9.38	(0.07)	1 .39	1.32	–	(0.52)	(0.52)	10.18	15.57
2008	15.86	(0.12)	(4.88)	(5.00)	–	(1.48)	(1.48)	9.38	(34.58)
2007(d)	14.20	(0.12)	1 .78	1.66	–	–	–	15.86	11.69 (e)
Class P shares
2011	13.18	0.04	1 .66	1.70	(0.19)	(0.49)	(0.68)	14.20	13.32
2010(g)	12.58	0.01	0 .59	0.60	–	–	–	13.18	4.77 (e)
MONEY MARKET FUND
Class A shares
2011	1.00	–	–	–	–	–	–	1.00	0.00
2010	1.00	–	–	–	–	–	–	1.00	0.00
2009	1.00	0.01	(0.01)	–	–	–	–	1.00	0.47
2008	1.00	0.03	–	0.03	(0.03)	–	(0.03)	1.00	3.02
2007	1.00	0.05	–	0.05	(0.05)	–	(0.05)	1.00	5.02
Class B shares
2011	1.00	–	–	–	–	–	–	1.00	0.00
2010	1.00	–	–	–	–	–	–	1.00	0.00
2009	1.00	–	–	–	–	–	–	1.00	0.16
2008	1.00	0.02	–	0.02	(0.02)	–	(0.02)	1.00	2.03
2007	1.00	0.04	–	0.04	(0.04)	–	(0.04)	1.00	4.04
Class C shares
2011	1.00	–	–	–	–	–	–	1.00	0.00
2010	1.00	–	–	–	–	–	–	1.00	0.00
2009	1.00	–	–	–	–	–	–	1.00	0.21
2008	1.00	0.02	–	0.02	(0.02)	–	(0.02)	1.00	2.08
2007(j)	1.00	0.03	–	0.03	(0.03)	–	(0.03)	1.00	2.94 (e)

See accompanying notes.

240

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

		Ratio of Gross	Ratio of Net
Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income
Period (in	to Average Net	Average Net	to Average Net	Portfolio Turnover
thousands)	Assets	Assets	Assets	Rate

$668,066	1.08%(c)	– %	0.11%	33.2%
542,687	1.14 (c)	–	0.80	26.7
435,797	1.23 (c)	–	0.02	12.9
362,130	1.06 (c)	–	(0.05)	26.8
596,568	1.02 (c)	–	0.03	30.6

28,212	2.05 (c)	–	(0.85)	33.2
37,441	2.13 (c)	–	(0.25)	26.7
42,993	2.27 (c)	–	(1.01)	12.9
35,769	1.50 (c)	–	(0.48)	26.8
69,393	1.32 (c)	–	(0.26)	30.6

37,997	1.88 (c)	–	(0.72)	33.2
21,342	1.95 (c)	–	0.04	26.7
10,048	1.95 (c)	–	(0.73)	12.9
3,639	1.95 (c)	–	(0.94)	26.8
3,914	1 .95 (c),(f)	–	(0.98) (f)	30.6 (f)

50,375	0.80 (c)	–	0.29	33.2
91	0 .86 (c),(f)	–	0.77 (f)	26.7 (f)

516,229	0.28	0.54 (h)	0.00	0.0
505,252	0.35	0.54 (h)	0.00	0.0
637,007	0.55	0.58 (h)	0.51	0.0
775,670	0.50 (c)	–	3.19	0.0
1,953,474	0.44 (c)	–	4.91	0.0

23,065	0.29	1.61 (i)	0.00	0.0
36,068	0.35	1.63 (i)	0.00	0.0
66,726	0.89	1.62 (i)	0.17	0.0
87,353	1.50 (c)	–	1.87	0.0
33,265	1.41 (c)	–	3.95	0.0

27,556	0.28	1.50 (i)	0.00	0.0
20,638	0.35	1.68 (i)	0.00	0.0
30,747	0.83	1.63 (i)	0.23	0.0
42,966	1.44 (c)	–	1.84	0.0
11,214	1 .70 (c),(f)	–	3.67 (f)	0.0 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16, 2007.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(h)	Excludes expense reimbursement from Manager.
(i)	Excludes expense reimbursement from Manager and/or Distributor.
(j)	Period from January 16, 2007, date shares first offered, through October 31, 2007.

See accompanying notes.

241

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period Total Return(b)
PRINCIPAL CAPITAL APPRECIATION FUND
Class A shares
2011	$37 .16	$0 .30	$2.19	$2.49	($0.40)	($1.11)	($1 .51)	$38.14	6.73%
2010	32.55	0.50	4.50	5.00	(0.17)	(0.22)	(0.39)	37.16	15.46
2009	30.71	0.18	3.34	3.52	(0.16)	(1.52)	(1.68)	32.55	12.58
2008	49.35	0.23	(15.43)	(15.20)	(0.23)	(3.21)	(3.44)	30.71	(32.95)
2007	43.09	0.30	7.13	7.43	(0.18)	(0.99)	(1.17)	49.35	17.59
Class B shares
2011	31.55	(0.05)	1.86	1.81	(0.04)	(1.11)	(1.15)	32.21	5.73
2010	27.81	0.10	3.86	3.96	–	(0.22)	(0.22)	31.55	14.31
2009	26.58	(0.10)	2.85	2.75	–	(1.52)	(1.52)	27.81	11.42
2008	43.33	(0.14)	(13.40)	(13.54)	–	(3.21)	(3.21)	26.58	(33.59)
2007	38.16	(0.10)	6.26	6.16	–	(0.99)	(0.99)	43.33	16.46
Class C shares
2011	31.73	(0.03)	1.86	1.83	(0.16)	(1.11)	(1.27)	32.29	5.77
2010	27.94	0.16	3.85	4.01	–	(0.22)	(0.22)	31.73	14.42
2009	26.71	(0.11)	2.86	2.75	–	(1.52)	(1.52)	27.94	11.36
2008	43.53	(0.14)	(13.47)	(13.61)	–	(3.21)	(3.21)	26.71	(33.60)
2007	38.31	(0.08)	6.29	6.21	–	(0.99)	(0.99)	43.53	16.56
Class P shares
2011	37.62	0.38	2.22	2.60	(0.55)	(1.11)	(1.66)	38.56	6.95
2010(e)	35.97	0.02	1.63	1.65	–	–	–	37.62	4.59 (f)
REAL ESTATE SECURITIES FUND
Class A shares
2011	15.83	0.05	1.65	1.70	(0.13)	–	(0.13)	17.40	10.81
2010	11.62	0.22	4.23	4.45	(0.24)	–	(0.24)	15.83	38.59
2009	11.83	0.28	(0.21)	0.07	(0.28)	–	(0.28)	11.62	1.30
2008	24.97	0.27	(7.39)	(7.12)	(0.29)	(5.73)	(6.02)	11.83	(36.02)
2007	27.56	0.19	(0.60)	(0.41)	(0.11)	(2.07)	(2.18)	24.97	(1.92)
Class B shares
2011	15.72	(0.09)	1.65	1.56	(0.05)	–	(0.05)	17.23	9.94
2010	11.53	0.12	4.19	4.31	(0.12)	–	(0.12)	15.72	37.56
2009	11.74	0.21	(0.22)	(0.01)	(0.20)	–	(0.20)	11.53	0.46
2008	24.83	0.13	(7.32)	(7.19)	(0.17)	(5.73)	(5.90)	11.74	(36.50)
2007	27.56	(0.02)	(0.60)	(0.62)	(0.04)	(2.07)	(2.11)	24.83	(2.74)
Class C shares
2011	15.74	(0.09)	1.64	1.55	(0.05)	–	(0.05)	17.24	9.90
2010	11.56	0.10	4.23	4.33	(0.15)	–	(0.15)	15.74	37.66
2009	11.77	0.21	(0.20)	0.01	(0.22)	–	(0.22)	11.56	0.62
2008	24.89	0.15	(7.36)	(7.21)	(0.18)	(5.73)	(5.91)	11.77	(36.48)
2007(i)	27.41	(0.08)	(2.44)	(2.52)	–	–	–	24.89	(9.19) (f)
Class P shares
2011	15.83	0.07	1.70	1.77	(0.20)	–	(0.20)	17.40	11.28
2010(e)	15.38	0.02	0.49	0.51	(0.06)	–	( 0 .06)	15 .83	3 .34 (f)

See accompanying notes.

242

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

		Ratio of Gross	Ratio of Net
Net Assets, End	Ratio of Expenses	Expenses to	Investment Income
of Period (in	to Average Net	Average Net	to Average Net	Portfolio Turnover
thousands)	Assets	Assets	Assets	Rate

$578,850	0.94%	– %	0.77%	12.7%
409,697	1.04	–	1.43	15.3
375,874	1.07	–	0.65	23.8
390,075	0.93	–	0.57	9.7
956,005	0.83	0.83 (c)	0.63	17.6

55,781	1.88 (d)	–	(0.15)	12.7
62,508	2.07	–	0.34	15.3
80,421	2.12	–	(0.39)	23.8
92,828	1.88	–	(0.41)	9.7
185,705	1.74	1.74 (c)	(0.27)	17.6

23,009	1.82	–	(0.10)	12.7
19,689	1.96	–	0.52	15.3
15,610	2.15	–	(0.46)	23.8
12,632	1.87	–	(0.40)	9.7
22,174	1.69	1.74 (c)	(0.23)	17.6

9,214	0.71 (d)	–	0.99	12.7
10	0 .75 (d),(g)	–	0.59 (g)	15.3 (g)

121,955	1.37 (d)	–	0.28	29.3
107,672	1.39 (d)	–	1.53	52.2
63,894	1.28 (d)	–	2.88	57.3
64,787	1.28 (d)	–	1.62	47.2
124,434	1.29 (d)	–	0.75	77.8 (h)

8,942	2.20 (d)	–	(0.53)	29.3
11,944	2.16 (d)	–	0.85	52.2
11,502	2.08 (d)	–	2.18	57.3
14,551	2.08 (d)	–	0.81	47.2
31,026	2.07 (d)	–	(0.06)	77.8 (h)

17,554	2.17 (d)	–	(0.54)	29.3
12,850	2.15 (d)	–	0.70	52.2
5,172	1.98 (d)	–	2.15	57.3
4,382	1.98 (d)	–	0.93	47.2
7,976	1 .99 (d),(g)	–	(0 .37) (g)	77 .8 (g),(h)

18,080	1.03 (d)	–	0.44	29.3
10	1 .03 (d),(g)	–	1.37 (g)	52.2 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager and/or custodian.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM REIT Fund.
(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.89 per share from January 10, 2007, through January 16, 2007.

See accompanying notes.

243

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
SHORT-TERM INCOME FUND(c)
Class A shares
2011	$12 .17	$0 .27	($0.18)	$0.09	($0.29)	$–	($0 .29)	$11.97	0.76%
2010	11.84	0.33	0.33	0.66	(0.33)	–	(0.33)	12.17	5.64
2009	11.16	0.41	0.69	1.10	(0.42)	–	(0.42)	11.84	10.06
2008	11.59	0.43	(0.43)	–	(0.43)	–	(0.43)	11.16	(0.06)
2007	11.60	0.29	0.11	0.40	(0.41)	–	(0.41)	11.59	4.14
Class C shares
2011	12.18	0.17	(0.19)	(0.02)	(0.19)	–	(0.19)	11.97	(0.15)
2010	11.85	0.23	0.32	0.55	(0.22)	–	(0.22)	12.18	4.72
2009	11.17	0.30	0.71	1.01	(0.33)	–	(0.33)	11.85	9.18
2008	11.60	0.34	(0.42)	(0.08)	(0.35)	–	(0.35)	11.17	(0.78)
2007	11.60	0.21	0.13	0.34	(0.34)	–	(0.34)	11.60	3.47
Class P shares
2011	12.16	0.27	(0.16)	0.11	(0.31)	–	(0.31)	11.96	0.88
2010(g)	12.13	0.03	0.03	0.06	(0.03)	–	(0.03)	12.16	0.45 (h)
SMALLCAP BLEND FUND
Class A shares
2011	12.99	(0.07)	0.84	0.77	–	–	–	13.76	5.93
2010	10.47	(0.04)	2.56	2.52	–	–	–	12.99	24.07
2009	10.36	–	0.11	0.11	–	–	–	10.47	1.06
2008	17.95	(0.02)	(6.14)	(6.16)	–	(1.43)	(1.43)	10.36	(36.97)
2007	17.30	(0.05)	2.10	2.05	–	(1.40)	(1.40)	17.95	12.48
Class B shares
2011	12.31	(0.20)	0.80	0.60	–	–	–	12.91	4.87
2010	10.04	(0.18)	2.45	2.27	–	–	–	12.31	22.61
2009	10.05	(0.10)	0.09	(0.01)	–	–	–	10.04	(0.10)
2008	17.60	(0.13)	(5.99)	(6.12)	–	(1.43)	(1.43)	10.05	(37.52)
2007	17.12	(0.19)	2.07	1.88	–	(1.40)	(1.40)	17.60	11.55
Class C shares
2011	12.67	(0.18)	0.82	0.64	–	–	–	13.31	5.05
2010	10.27	(0.12)	2.52	2.40	–	–	–	12.67	23.37
2009	10.22	(0.05)	0.10	0.05	–	–	–	10.27	0.49
2008	17.85	(0.12)	(6.08)	(6.20)	–	(1.43)	(1.43)	10.22	(37.44)
2007(j)	16.60	(0.14)	1.39	1.25	–	–	–	17.85	7.53 (h)

See accompanying notes.

244

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

		Ratio of Gross	Ratio of Net
Net Assets, End	Ratio of Expenses	Expenses to	Investment Income
of Period (in	to Average Net	Average Net	to Average Net	Portfolio Turnover
thousands)	Assets	Assets	Assets	Rate

$320,548	0.76%(d)	– %	2.27%	43.6%
330,516	0.76	–	2.75	54.7 (e)
135,394	0.83	–	3.54	40.8
36,725	0.95	–	3.67	64.5
36,639	0.95	0.97 (f)	4.11	29.4

90,899	1.59 (d)	–	1.44	43.6
89,598	1.64	–	1.89	54.7 (e)
42,128	1.67	–	2.58	40.8
4,892	1.67	–	2.95	64.5
4,952	1.68	2.10 (f)	3.38	29.4

28,420	0.63 (d)	–	2.26	43.6
105	0.66 (d),(i)	–	2 .51 (i)	54.7 (e),(i)

74,604	1.40 (d)	–	(0.50)	76.1
73,302	1.51 (d)	–	(0.32)	65.2
61,823	1.65	–	(0.01)	89.5
66,286	1.46	–	(0.11)	55.6
118,157	1.43	–	(0.28)	60.9

3,740	2.38 (d)	–	(1.48)	76.1
5,809	2.74 (d)	–	(1.55)	65.2
7,037	2.78	–	(1.15)	89.5
10,021	2.33	–	(0.97)	55.6
22,058	2.26	–	(1.11)	60.9

2,342	2.20 (d)	–	(1.32)	76.1
1,546	2.20 (d)	–	(1.01)	65.2
940	2.20 (d)	–	(0.56)	89.5
836	2.20 (d)	–	(0.85)	55.6
1,573	2.20 (d),(i)	–	(1.04) (i)	60.9 (i)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	On January 12, 2007 the fund succeeded to the operations of another fund in a shareholder-approved reorganization. As part of the reorganization, the fund issued one share of stock for each five outstanding shares of the predecessor fund, with the result that the fund's net asset value per share was increased without changing the proportionate beneficial interests of shareholders. The financial highlights have been restated to reflect the issuance of new shares.
(d)	Reflects Manager's contractual expense limit.
(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Short-Term Bond Fund.
(f)	Excludes expense reimbursement from Manager and/or custodian.
(g)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(h)	Total return amounts have not been annualized.
(i)	Computed on an annualized basis.
(j)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.25 per share from January 10, 2007, through January 16, 2007.

See accompanying notes.

245

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
SMALLCAP GROWTH FUND
Class A shares
2011	$7 .16	($0 .08)	$0.58	$0.50	$–	$–	$–	$7.66	6.98%
2010	5.77	(0.08)	1.47	1.39	–	–	–	7.16	24.09
2009	5.43	(0.06)	0.40	0.34	–	–	–	5.77	6.26
2008	10.18	(0.07)	(4.10)	(4.17)	(0.58)	–	(0.58)	5.43	(43.33)
2007(d)	8.87	(0.04)	1.35	1.31	–	–	–	10.18	14.77 (e)
Class B shares
2011	6.90	(0.14)	0.56	0.42	–	–	–	7.32	6.09
2010	5.62	(0.13)	1.41	1.28	–	–	–	6.90	22.78
2009	5.32	(0.09)	0.39	0.30	–	–	–	5.62	5.64
2008	10.07	(0.15)	(4.02)	(4.17)	(0.58)	–	(0.58)	5.32	(43.82)
2007(d)	8.87	(0.15)	1.35	1.20	–	–	–	10.07	13.53 (e)
Class C shares
2011	7.00	(0.13)	0.57	0.44	–	–	–	7.44	6.29
2010	5.68	(0.11)	1.43	1.32	–	–	–	7.00	23.24
2009	5.36	(0.08)	0.40	0.32	–	–	–	5.68	5.97
2008	10.10	(0.12)	(4.04)	(4.16)	(0.58)	–	(0.58)	5.36	(43.58)
2007(d)	8.87	(0.12)	1.35	1.23	–	–	–	10.10	13.87 (e)
SMALLCAP VALUE FUND
Class A shares
2011	13.97	(0.01)	0.30	0.29	(0.07)	–	(0.07)	14.19	2.02
2010	11.61	0.04	2.37	2.41	(0.05)	–	(0.05)	13.97	20.81
2009	12.30	0.06	(0.73)	(0.67)	(0.02)	–	(0.02)	11.61	(5.46)
2008	18.82	0.05	(5.16)	(5.11)	(0.08)	(1.33)	(1.41)	12.30	(29.06)
2007	19.21	0.06	0.44	0.50	–	(0.89)	(0.89)	18.82	2.55
Class B shares
2011	13.53	(0.15)	0.30	0.15	–	–	–	13.68	1.11
2010	11.31	(0.08)	2.30	2.22	–	–	–	13.53	19.63
2009	12.08	(0.04)	(0.73)	(0.77)	–	–	–	11.31	(6.37)
2008	18.59	(0.09)	(5.09)	(5.18)	–	(1.33)	(1.33)	12.08	(29.76)
2007	19.14	(0.11)	0.45	0.34	–	(0.89)	(0.89)	18.59	1.68
Class C shares
2011	13.73	(0.12)	0.30	0.18	–	–	–	13.91	1.31
2010	11.45	(0.05)	2.33	2.28	–	–	–	13.73	19.91
2009	12.21	(0.01)	(0.75)	(0.76)	–	–	–	11.45	(6.22)
2008	18.72	(0.06)	(5.12)	(5.18)	–	(1.33)	(1.33)	12.21	(29.54)
2007(i)	18.93	(0.06)	(0.15)	(0.21)	–	–	–	18.72	(1.11) (e)

See accompanying notes.

246

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

		Ratio of Net
Net Assets,	Ratio of Expenses	Investment Income
End of Period	to Average Net	to Average Net	Portfolio Turnover
(in thousands)	Assets	Assets	Rate

$38,211	1.52%(c)	(0.98)%	61.0%
37,428	1.70 (c)	(1.25)	89.1
28,743	1.82	(1.16)	96.8
29,467	1.51 (c)	(0.80)	62.9
115,046	1 .19 (c),(f)	(0.59) (f)	70.0 (f),(g)

1,471	2.33 (c)	(1.77)	61.0
2,051	2.55 (c)	(2.12)	89.1
2,337	2.57 (c)	(1.91)	96.8
2,931	2.57 (c)	(1.90)	62.9
7,549	2 .54 (c),(f)	(1.94) (f)	70.0 (f),(g)

2,307	2.21 (c)	(1.66)	61.0
1,991	2.21 (c)	(1.75)	89.1
1,427	2.21 (c)	(1.54)	96.8
1,184	2.21 (c)	(1.55)	62.9
1,730	2 .21 (c),(f)	(1.60) (f)	70.0 (f),(g)

13,582	1.35 (c)	(0.08)	101.5
15,561	1.35 (c)	0.33	77.9
13,392	1.35 (c)	0.57	97.2
14,995	1.35 (c)	0.33	101.9
23,033	1.36 (c)	0.34	112.8 (h)

1,931	2.29 (c)	(1.01)	101.5
2,367	2.29 (c)	(0.61)	77.9
2,676	2.29 (c)	(0.37)	97.2
2,789	2.29 (c)	(0.60)	101.9
4,545	2.27 (c)	(0.58)	112.8 (h)

2,784	2.08 (c)	(0.80)	101.5
2,959	2.08 (c)	(0.40)	77.9
3,048	2.08 (c)	(0.13)	97.2
3,481	2.08 (c)	(0.41)	101.9
4,496	2 .09 (c),(f)	(0.42) (f)	112.8 (f),(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from January 17, 2007 through October 31, 2007. Class A and Class B shares incurred a net realized and unrealized loss of $.05 and $.03 per share from January 10, 2007, through January 16, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16, 2007.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.
(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.
(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized loss of $.27 per share from January 10, 2007, through January 16, 2007.

See accompanying notes.

247

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends Net Asset
	Beginning	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Gains	Distributions of Period Total Return(b)
TAX-EXEMPT BOND FUND
Class A shares
2011	$7 .24	$0 .33	($0 .14)	$0.19	($0.33)	$–	($0 .33)	$7.10	2.83%
2010	6.98	0.35	0.24	0.59	(0.33)	–	(0.33)	7.24	8.66
2009	6.31	0.35	0.66	1.01	(0.34)	–	(0.34)	6.98	16.51
2008	7.41	0.34	( 1 .10)	(0.76)	(0.34)	–	(0.34)	6.31	(10.57)
2007	7.70	0.33	( 0 .25)	0.08	(0.35)	(0.02)	(0.37)	7.41	0.72
Class B shares
2011	7.24	0.28	( 0 .15)	0.13	(0.27)	–	(0.27)	7.10	2.04
2010	6.98	0.29	0.25	0.54	(0.28)	–	(0.28)	7.24	7.83
2009	6.31	0.31	0.66	0.97	(0.30)	–	(0.30)	6.98	15.71
2008	7.41	0.32	( 1 .10)	(0.78)	(0.32)	–	(0.32)	6.31	(10.94)
2007	7.70	0.29	( 0 .25)	0.04	(0.31)	(0.02)	(0.33)	7.41	0.24
Class C shares
2011	7.25	0.27	( 0 .13)	0.14	(0.27)	–	(0.27)	7.12	2.17
2010	6.99	0.29	0.25	0.54	(0.28)	–	(0.28)	7.25	7.81
2009	6.31	0.29	0.68	0.97	(0.29)	–	(0.29)	6.99	15.68
2008	7.42	0.28	( 1 .11)	(0.83)	(0.28)	–	(0.28)	6.31	(11.52)
2007	7.70	0.26	( 0 .24)	0.02	(0.28)	(0.02)	(0.30)	7.42	(0.01)

See accompanying notes.

248

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
	Ratio of	Ratio of Expenses to		Investment
Net Assets, End of	Expenses to	Average Net Assets	Ratio of Gross	Income to
Period (in	Average Net	(Excluding Interest	Expenses to Average	Average Net	Portfolio Turnover
thousands)	Assets	Expense and Fees)	Net Assets	Assets	Rate

$221,693	0.86%	0.82%(c)	0.86%(d)	4.72%	24.2%
249,952	0.89	0.82 (c)	0.90 (e)	4.86	31.1
244,298	0.87	0.79 (c)	0.92 (e)	5.32	75.8
220,771	1.00	0.76 (c)	1.07 (e)	4.85	65.3
282,685	1.09	0.77 (c)	1.15 (e)	4.37	51.0

2,851	1.64	1.60 (c)	2.22 (d)	3.99	24.2
5,877	1.69	1.62 (c)	2.02 (e)	4.09	31.1
9,561	1.55	1.47 (c)	1.90 (e)	4.65	75.8
11,837	1.39	1.15 (c)	1.96 (e)	4.44	65.3
19,941	1.54	1.24 (c)	1.98 (e)	3.90	51.0

6,973	1.64	1.60 (c)	1.95 (d)	3.95	24.2
8,206	1.69	1.62 (c)	1.95 (e)	4.06	31.1
6,728	1.73	1.65 (c)	2.17 (e)	4.42	75.8
3,672	1.89	1.65 (c)	2.50 (e)	3.99	65.3
2,931	1.94	1.65 (c)	2.74 (e)	3.50	51.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(d)	Excludes expense reimbursement from Manager.
(e)	Excludes expense reimbursement from Manager and/or custodian.

See accompanying notes.

249

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bond & Mortgage Securities Fund, California Municipal Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, Money Market Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap Value Fund, and Tax-Exempt Bond Fund (23 of the portfolios constituting Principal Funds, Inc., (collectively, the “Funds”)), as of October 31, 2011, and the related statements of operations, statements of cash flows for California Municipal Fund and Tax-Exempt Bond Fund, statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Principal Funds, Inc. at October 31, 2011, the results of their operations, cash flows of California Municipal Fund and Tax-Exempt Bond Fund, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois December 19, 2011

SHAREHOLDER EXPENSE EXAMPLE PRINCIPAL FUNDS,INC. October 31, 2011 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA accounts and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
	Beginning	Ending	During Period		Ending	During Period
	Account	Account Value	May 1, 2011 to	Beginning	Account Value	May 1, 2011 to	Annualized
	Value May 1,	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	2011	2011	2011(a)	May 1, 2011	2011	2011(a)	Ratio

Bond & Mortgage Securities Fund
Class A	$1,000.00	$1,019.86	$4.79	$1,000.00	$1,020.47	$4.79	0.94%
Class B	1,000.00	1,016.45	8.13	1,000.00	1,017.14	8.13	1.60
Class C	1,000.00	1,015.73	8.89	1,000.00	1,016.38	8.89	1.75
California Municipal Fund
Class A	1,000.00	1,079.32	4.19	1,000.00	1,021.17	4.08	0.80
Class B	1,000.00	1,074.99	9.52	1,000.00	1,016.03	9.25	1.82
Class C	1,000.00	1,074.98	9.36	1,000.00	1,016.18	9.10	1.79
California Municipal Fund
(Excluding Interest Expense & Fees)
Class A	1,000.00	1,079.30	3.62	1,000.00	1,021.68	3.52	0.69
Class B	1,000.00	1,075.00	8.68	1,000.00	1,016.73	8.47	1.66
Class C	1,000.00	1,075.00	8.79	1,000.00	1,016.63	8.58	1.68
Diversified International Fund
Class A	1,000.00	855.45	6.55	1,000.00	1,018.15	7.12	1.40
Class B	1,000.00	850.14	11.52	1,000.00	1,012.75	12.53	2.47
Class C	1,000.00	851.95	9.71	1,000.00	1,014.72	10.56	2.08
Class P	1,000.00	855.84	5.01	1,000.00	1,019.81	5.45	1.07
Equity Income Fund
Class A	1,000.00	943.59	4.56	1,000.00	1,020.52	4.74	0.93
Class B	1,000.00	939.99	8.31	1,000.00	1,016.64	8.64	1.70
Class C	1,000.00	940.04	8.02	1,000.00	1,016.94	8.34	1.64
Class P	1,000.00	944.86	3.43	1,000.00	1,021.68	3.57	0.70
Global Diversified Income Fund
Class A	1,000.00	963.62	6.04	1,000.00	1,019.06	6.21	1.22
Class C	1,000.00	960.24	9.54	1,000.00	1,015.48	9.80	1.93
Class P	1,000.00	965.49	4.11	1,000.00	1,021.02	4.23	0.83

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2011 (unaudited)

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
	Beginning	Ending	During Period		Ending	During Period
	Account	Account Value	May 1, 2011 to	Beginning	Account Value	May 1, 2011 to	Annualized
	Value May 1,	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	2011	2011	2011(a)	May 1, 2011	2011	2011(a)	Ratio

Global Real Estate Securities Fund
Class A	$1,000.00	$894.09	$6.92	$1,000.00	$1,017.90	$7.38	1.45%
Class C	1,000.00	890.38	10.48	1,000.00	1,014.12	11.17	2.20
Class P	1,000.00	895.64	5.26	1,000.00	1,019.66	5.60	1.10
Government & High Quality Bond Fund
Class A	1,000.00	1,032.72	4.20	1,000.00	1,021.07	4.18	0.82
Class B	1,000.00	1,028.49	8.44	1,000.00	1,016.89	8.39	1.65
Class C	1,000.00	1,029.51	8.34	1,000.00	1,016.99	8.29	1.63
Class P	1,000.00	1,034.20	3.59	1,000.00	1,021.68	3.57	0.70
High Yield Fund
Class A	1,000.00	979.86	4.59	1,000.00	1,020.57	4.69	0.92
Class B	1,000.00	976.35	8.27	1,000.00	1,016.84	8.44	1.66
Class C	1,000.00	976.50	8.07	1,000.00	1,017.04	8.24	1.62
Class P	1,000.00	981.38	3.05	1,000.00	1,022.13	3.11	0.61
Income Fund
Class A	1,000.00	1,024.37	4.64	1,000.00	1,020.62	4.63	0.91
Class B	1,000.00	1,020.11	8.81	1,000.00	1,016.48	8.79	1.73
Class C	1,000.00	1,020.31	8.56	1,000.00	1,016.74	8.54	1.68
Class P	1,000.00	1,025.39	3.57	1,000.00	1,021.68	3.57	0.70
Inflation Protection Fund
Class A	1,000.00	1,069.98	4.70	1,000.00	1,020.67	4.58	0.90
Class C	1,000.00	1,066.13	8.59	1,000.00	1,016.89	8.39	1.65
International Emerging Markets Fund
Class A	1,000.00	834.27	8.09	1,000.00	1,016.38	8.89	1.75
Class B	1,000.00	829.47	12.82	1,000.00	1,011.19	14.09	2.78
Class C	1,000.00	830.20	12.18	1,000.00	1,011.90	13.39	2.64
Class P	1,000.00	835.69	6.39	1,000.00	1,018.25	7.02	1.38
LargeCap Growth Fund
Class A	1,000.00	930.26	5.69	1,000.00	1,019.31	5.96	1.17
Class B	1,000.00	926.34	10.34	1,000.00	1,014.47	10.82	2.13
Class C	1,000.00	925.52	10.00	1,000.00	1,014.82	10.46	2.06
Class P	1,000.00	931.79	4.09	1,000.00	1,020.97	4.28	0.84
LargeCap S&P 500 Index Fund
Class A	1,000.00	926.93	3.06	1,000.00	1,022.03	3.21	0.63
Class C	1,000.00	923.24	6.30	1,000.00	1,018.65	6.61	1.30
LargeCap Value Fund
Class A	1,000.00	896.05	4.54	1,000.00	1,020.42	4.84	0.95
Class B	1,000.00	890.93	9.53	1,000.00	1,015.12	10.16	2.00
Class C	1,000.00	893.00	8.11	1,000.00	1,016.64	8.64	1.70
MidCap Blend Fund
Class A	1,000.00	936.67	5.22	1,000.00	1,019.81	5.45	1.07
Class B	1,000.00	931.88	9.69	1,000.00	1,015.17	10.11	1.99
Class C	1,000.00	933.15	9.26	1,000.00	1,015.63	9.65	1.90
Class P	1,000.00	937.91	3.96	1,000.00	1,021.12	4.13	0.81
Money Market Fund
Class A	1,000.00	1,000.00	1.21	1,000.00	1,024.00	1.22	0.24
Class B	1,000.00	1,000.00	1.21	1,000.00	1,024.00	1.22	0.24
Class C	1,000.00	1,000.00	1.21	1,000.00	1,024.00	1.22	0.24
Principal Capital Appreciation Fund
Class A	1,000.00	914.41	4.39	1,000.00	1,020.62	4.63	0.91
Class B	1,000.00	910.92	8.28	1,000.00	1,016.53	8.74	1.72
Class C	1,000.00	910.35	8.62	1,000.00	1,016.18	9.10	1.79
Class P	1,000.00	915.26	3.43	1,000.00	1,021.63	3.62	0.71
Real Estate Securities Fund
Class A	1,000.00	964.21	6.78	1,000.00	1,018.30	6.97	1.37
Class B	1,000.00	960.42	10.87	1,000.00	1,014.12	11.17	2.20
Class C	1,000.00	960.45	10.77	1,000.00	1,014.22	11.07	2.18
Class P	1,000.00	966.52	5.11	1,000.00	1,020.01	5.24	1.03
Short-Term Income Fund
Class A	1,000.00	1,001.70	3.94	1,000.00	1,021.27	3.97	0.78
Class C	1,000.00	996.90	7.90	1,000.00	1,017.29	7.98	1.57
Class P	1,000.00	1,001.61	3.18	1,000.00	1,022.03	3.21	0.63
SmallCap Blend Fund
Class A	1,000.00	873.10	6.52	1,000.00	1,018.25	7.02	1.38
Class B	1,000.00	868.19	11.21	1,000.00	1,013.21	12.08	2.38
Class C	1,000.00	869.37	10.37	1,000.00	1,014.12	11.17	2.20
SmallCap Growth Fund
Class A	1,000.00	859.71	6.89	1,000.00	1,017.80	7.48	1.47
Class B	1,000.00	855.14	10.90	1,000.00	1,013.46	11.82	2.33
Class C	1,000.00	856.16	10.34	1,000.00	1,014.06	11.22	2.21

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2011 (unaudited)

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
	Beginning	Ending	During Period		Ending	During Period
	Account	Account Value	May 1, 2011 to	Beginning	Account Value	May 1, 2011 to	Annualized
	Value May 1,	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	2011	2011	2011(a)	May 1, 2011	2011	2011(a)	Ratio
SmallCap Value Fund
Class A	$1,000.00	$871.09	$6.37	$1,000.00	$1,018.40	$6.87	1.35%
Class B	1,000.00	866.92	10.78	1,000.00	1,013.66	11.62	2.29
Class C	1,000.00	867.75	9.79	1,000.00	1,014.72	10.56	2.08
Tax-Exempt Bond Fund
Class A	1,000.00	1,064.13	4.16	1,000.00	1,021.17	4.08	0.80
Class B	1,000.00	1,059.89	8.31	1,000.00	1,017.14	8.13	1.60
Class C	1,000.00	1,059.72	8.31	1,000.00	1,017.14	8.13	1.60
Tax-Exempt Bond Fund
(Excluding Interest Expense and Fees)
Class A	1,000.00	1,064.10	3.75	1,000.00	1,021.53	3.68	0.72
Class B	1,000.00	1,059.90	7.79	1,000.00	1,017.55	7.66	1.50
Class C	1,000.00	1,059.70	7.89	1,000.00	1,017.45	7.76	1.52

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund
		Complex	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine	Principal, EBA Associates	97	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake,	97	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	Consultant, C.P. Damos Consulting,	97	None
Director since 2008	LLC. Formerly, CEO, The Weitz
Member, Operations Committee	Company
1954

Richard W. Gilbert	President, Gilbert Communications,	97	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Nominating and Governance
Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	97	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Audit Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	97	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Audit Committee
1951

William C. Kimball	Partner, Kimball – Porter Investments	97	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican	97	None
Director since 1987	Enterprises, Inc.
Member, Nominating and Governance
Committee
1940

Daniel Pavelich	Retired.	97	Catalytic Inc.; Vaagen
Director since 2007			Bros. Lumber, Inc.
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Director, Principal Management Corporation (the	97	None
Director, Chairman	“Manager”), Principal Shareholder Services (“PSS”) since
Member, Executive Committee	2007, Columbus Circle Investors, and Spectrum; Chairman,
1952	Principal Funds Distributor, Inc. (“PFD”) since 2007;
Acting Chairman, Princor since 2008; Senior Vice
President, Principal Life Insurance Company (“PLIC”);
Director, Currency Management Group, London affiliate
since 2008.

Nora M. Everett	President and Director, the Manager since 2008; Director,	97	None
Director, President and CEO	PFD since 2008, Princor since 2008, PSS since 2008, Edge
Member, Executive Committee	since 2008, and Principal International Holding Company,
1959	LLC since 2006; CEO, Princor since 2009; Senior Vice
President/Retirement & Investor Services, PLIC since
2008; Director, Principal Asset Management Co. (Asia)
Limited since 2008; Chairman, Principal Financial
Advisors, Inc. since 2010; Director, Principal International since 2006.

William G. Papesh	Retired December 2007. Prior thereto, President and CEO	97	None
Director	of WM Group of Funds; President and Director of Edge
Member, Operations Committee	Asset Management, Inc.
1943

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,                                                                              Principal Occupation(s)

 Address, and Year of Birth                                                                                               During past 5 years

Michael J. Beer                                                                            Executive Vice President and Chief Operating Officer, the Manager; Executive

Executive Vice President                                                           Vice President, PFD; President, Princor, PSS since 2007; Director, the Manager

711 High Street, Des Moines, IA 50392                               since 2008, Princor, and PSS since 2007. Vice President – Mutual Funds and Broker Dealer, PLIC.

 1961

Randy L. Bergstrom Counsel, Principal Global Investors, LLC (“PGI”) and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

David J. Brown Senior Vice President, the Manager, PFD, Princor, and PSS since 2007;
Chief Compliance Officer Vice President/Compliance, PLIC.
711 High Street, Des Moines, IA 50392
1960

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Jill R. Brown	President, PFD since 2010; Chief Financial Officer, PFD, 2010. Senior Vice
Senior Vice President	President and Chief Financial Officer, the Manager, Princor, and PSS since 2007;
1100 Investment Blvd, ste 200	Director, PFD since 2007.
El Dorado Hills, CA 95762
1967

Teresa M. Button	Treasurer, PMC, Princor, PSS, and Spectrum since 2011.
Treasurer	Vice President and Treasurer, PFD, PGI, Principal Real Estate Investors, LLC
711 High Street, Des Moines, IA 50392	and Edge since 2011. Vice President and Treasurer, PLIC.
1963

Cary Fuchs	Chief Operating Officer, PFD since 2010; President, PFD 2007-2010; Senior
Senior Vice President of Distribution	Vice President/Mutual Fund Operations, PSS since 2009; Vice President/Mutual
1100 Investment Blvd, ste 200	Fund Operations, PSS 2007-2009; Director – Transfer Agent & Administrative
El Dorado Hills, CA 95762	Services, PLIC. Prior thereto, FVO, WMSS.
1957

Steve Gallaher	Assistant General Counsel, PMC since 2007, PFD since 2007, Princor since
Assistant Counsel	2007, PSS since 2007, and PLIC; Prior thereto, Second Vice President and
711 High Street, Des Moines, IA 50392	Counsel.
1955

Ernie H. Gillum	Vice President and Chief Compliance Officer, the Manager; Vice President,
Vice President, Assistant Secretary	Princor, and PSS since 2007.
711 High Street, Des Moines, IA 50392
1955

Patrick A. Kirchner	Assistant General Counsel, the Manager since 2008; Princor since 2008, and PGI
Assistant Counsel	since 2008 and PLIC.
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, PGI and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, the Manager since 2009, PFD since 2009, Princor since 2009, PSS since
Assistant Counsel	2009, and PLIC. Prior thereto, Judicial Law Clerk, Iowa Supreme Court.
711 High Street, Des Moines, IA 50392
1973

Layne A. Rasmussen	Vice President and Controller – Principal Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Senior Vice President and Counsel, the Manager, Princor, PFD since 2007, and
Counsel	PSS since 2007; Vice President and Associate General Counsel, PLIC.
711 High Street, Des Moines, IA 50392
1951

Adam U. Shaikh	Counsel, the Manager since 2007, PFD, Princor since 2007, PSS since 2007, and
Assistant Counsel	PLIC; Prior thereto, practicing attorney.
711 High Street, Des Moines, IA 50392
1972

Name, Position Held with the Fund,                                                                     Principal Occupation(s)

Address, and Year of Birth                                                                                     During past 5 years
Dan Westholm                                                                    Director – Treasury, the Manger, Princor 2008-2009, and PSS since 2007;

Assistant Treasurer                                                             Director – Corporate Treasurer, PLIC.

711 High Street, Des Moines, IA 50392

1966

Beth Wilson                                                                        Vice President, the Manager since 2007 and Princor 2007-2009.

Vice President and Secretary                                                Prior thereto, Segment Business Manager, Pella Corporation.

711 High Street, Des Moines, IA 50392 1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated March 1, 2011, and the Statement of Additional Information dated March 1, 2011. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, at the Principal Funds website at www.principal.com, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; (2) an amended and restated Subadvisory Agreement with Principal Global Investors, LLC (“PGI”) for the California Municipal Fund and the Tax-Exempt Bond Fund; (3) a Subadvisory Agreement with Herndon Capital Management, LLC (“Herndon”) for the LargeCap Value Fund I; (4) an amended and restated Sub-Advisory Agreement with Principal Real Estate Investors, LLC (“PRIN”) for the Global Diversified Income Fund; (5) a Subadvisory Agreement with Guggenheim Partners Asset Management, LLC (“Guggenheim”) for the Global Diversified Income Fund; (6) a Subadvisory Agreement with W.H. Reaves & Co. (“Reaves”), Inc. for the Global Diversified Income Fund; and (7) an amended and restated Management Agreement with Principal Management Corporation (the “Manager”) related to changes in the fee schedules of the Tax-Exempt Bond Fund, California Municipal Fund, LargeCap Growth Fund II, International Fund I, LargeCap Value Fund, MidCap Value Fund I, MidCap Blend Fund, International Emerging Markets Fund and Real Estate Securities Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements.

At its September 13, 2010 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between the Manager and PFI, on behalf of each of the sixty-four (64) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Investment Advisory Incorporated; Causeway Capital Management LLC.; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex Investment Management Company, LLC; Goldman Sachs Asset Management, L.P.; Guggenheim Investment Management, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Mellon Capital Management Corporation; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); Pyramis Global Advisors, LLC; Schroder Investment Management North America Inc. (“Schroder” and including the sub-subadvisory agreement among the Manager, Schroder and Schroder Investment Management North America Limited); Spectrum Asset Management, Inc. (“Spectrum”); Tortoise Capital Advisors, LLC; T. Rowe Price Associates, Inc.; Thompson Siegel & Walmsley, LLC; Turner Investment Partners, Inc.; Vaughan Nelson Investment Management, LP; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.” The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and, with the assistance of independent legal counsel, concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and they considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board also took note that the Manager applied the same due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and found no issues that needed to be considered in connection with the renewal of the Advisory Agreements.

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, as applicable. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met or exceeded acceptable levels of investment performance. There were some Funds, or certain Subadvisors for a multi-manager Fund, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered the longer-term performance of the Funds. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Fund, the Manager had advised the Board that the investment services delivered by each Subadvisor to the Fund were reasonable, the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring or sufficient remedial steps had been taken by the Subadvisor that it justified continuing the contract with more in-depth monitoring. The Board noted that with respect to certain PFI Funds, the longer-term underperformance was due to the performance of such Funds’ previous Subadvisors, that the Manager had recommended, and the Board had approved, replacing the previous Subadvisors and that performance has improved, or was expected to improve. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor either met or exceeded acceptable levels of investment performance; or (ii) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class A shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total Assets, the information provided was based upon Class I shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Funds, actual management fees and net expense ratios were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. The Board considered specific factors relevant to its review of certain Funds with both actual management fees and total net expenses higher than the third quartile as compared to their Expense Group. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds) compare favorably. The Board considered that some Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager contractually agreed to continue to reduce the management fees for thirteen Funds that have implemented the “Core Satellite” structure. The Board also took into consideration certain fee reductions.

With respect to the Board’s review of the expense caps in place with respect to certain Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such Funds for an additional year, to raise the expense cap levels for one Fund and to let expense caps for certain other Funds expire, based upon the individual circumstances of these Funds.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the Management Agreement, for the year ended December 31, 2010. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, Columbus Circle and Spectrum). The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board noted as a part of the contract review process, management offered additional breakpoints for five Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the LifeTime Funds series of PFI do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low basis point fee for all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Guggenheim, Reaves, PGI, and Herndon Subadvisory Agreements

At its June 14, 2011 meeting, the Board considered whether to approve a subadvisory agreement between the Manager and Herndon for the LargeCap Value Fund I and an amended sub-advisory agreement between the Manager and PGI for the California Municipal Fund and the Tax-Exempt Bond Fund. At its September 13, 2011 meeting, the Board considered whether to approve a subadvisory agreement between the Manager and Reaves for the Global Diversified Income Fund and a subadvisory agreement between the Manager and Guggenheim for the Global Diversified Income Fund. The LargeCap Value Fund I, California Municipal Fund, Tax-Exempt Bond Fund, and Global Diversified Income Fund are referred to as a “Fund” or together as the “Funds.”

The Board considered the nature, quality and extent of services expected to be provided under each subadvisory agreement. The Board considered the reputation, qualifications and background of each subadvisor, investment approach of each subadvisor, the experience and skills of each subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that PGI provides subadvisory services for other series of PFI and that an affiliate of Guggenheim currently provides subadvisory services for the high yield bond segment of the Global Diversified Income Fund. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors for the Funds and that the Manager recommended each subadvisor for the applicable Fund based upon that program.

With respect to PGI, the Board reviewed the historical performance of a fund with an investment strategy similar to the PFI Tax-Exempt Bond Fund that was previously managed by the lead portfolio manager of the proposed investment team of PGI, as compared to a Morningstar peer group and a relevant benchmark index. The Board also reviewed an analysis of such fund’s historical and projected risk/return profile and considered the investment philosophy of the PGI investment team. With respect to Herndon, the Board reviewed the historical performance of a portfolio with an investment strategy similar to that proposed for LargeCap Value I, as compared to a Morningstar peer group and a relevant benchmark index. The Board also reviewed an analysis of the impact Herndon’s performance would have had on LargeCap Value I’s risk-adjusted excess returns over the three- and five-year periods ended March 31, 2011. The Board reviewed the historical one-year, three-year, five-year and ten-year or since inception performance as of June 30, 2011 of Reaves and Guggenheim in a portfolio with an investment strategy similar to that proposed for the Global Diversified Income Fund, as compared to each strategy’s relevant benchmark index. The Board concluded, based on this information, that investment performance of each subadvisor was expected to be satisfactory.

The Board considered the subadvisory fees proposed to be paid to each subadvisor. The Board compared each proposed fee schedule to that of the existing subadvisors for each Fund. The Board also considered the fees charged by each subadvisor to its other subadvisory clients with the same investment mandate. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under each proposed subadvisory agreement. The Board noted that the Herndon, Guggenheim, and Reaves fee schedules each include breakpoints and concluded that each fee schedule reflects an appropriate recognition of economies of scale at the Fund’s current asset level. In evaluating the factor of profitability, the Board considered that the Manager will compensate each subadvisor from its own management fees and the Manager had negotiated the subadvisory agreement with Herndon, Guggenheim, and Reaves at arm’s-length. On the basis of the information provided, the Board concluded that the proposed subadvisory fees were reasonable.

The Board also considered the character and amount of other incidental benefits to be received by the subadvisors.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the subadvisory agreements were fair and reasonable and that approval of the sub-advisory agreements was in the best interests of the Funds.

PRIN Subadvisory Agreement

At its September 13, 2011 meeting, the Board considered whether to approve an amended subadvisory agreement between the Manager and PRIN related to a reduction in fees for the Global Diversified Income Fund.

The Board noted that at their August and earlier September meetings, in connection with annual contract renewal process, they had considered the nature, quality and extent of services provided by PRIN and had concluded, based on the information provided, that the terms of the subadvisory agreement with PRIN were reasonable and that approval of the subadvisory agreement with PRIN was in the best interests of the Fund. In connection with the proposal to reduce PRIN’s subadvisory fee as to the portion of the portfolio represented by commercial mortgage-backed securities, the Board considered PRIN’s representation that the fee reduction would not reduce the quality or quantity of the services provided by PRIN and that PRIN’s obligations under the Subadvisory Agreement would remain the same in all material respects.

Reduction in Management Fees

At its June 14, 2011, the Board considered whether to approve an amended and restated Management Agreement in connection with the proposal to reduce the management fee for the Tax-Exempt Bond Fund and the California Municipal Fund. At its September 13, 2011, the Board considered whether to approve an amended and restated Management Agreement in connection with the proposal to reduce the management fees for the LargeCap Growth Fund II, International Fund I, LargeCap Value Fund, MidCap Value Fund I, MidCap Blend Fund, International Emerging Markets Fund and Real Estate Securities Fund.

The Board considered the Manager’s representation that the reduction of the Fund’s management fee would not reduce the quality or quantity of the services provided by the Manager to each Fund and that the Manager’s obligations under the Management Agreement would remain the same in all material respects.

With regards to the reduction in fees for the Tax-Exempt Bond Fund and the California Municipal Fund, the Board considered that they last approved the Management Agreement for such Funds during the annual contract renewal process that concluded at the Board’s September 2010 meeting. With regards to the reduction in fees for the LargeCap Growth Fund II, International Fund I, LargeCap Value Fund, MidCap Value Fund I, MidCap Blend Fund, International Emerging Markets Fund and the Real Estate Securities Fund, the board noted that they approved the Management agreement with respect to such Funds at the September 2011meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of services provided by the Manager under the Management Agreement and had concluded, based on the information provided, that the terms of the Management Agreement were reasonable and that approval of the Management Agreement was in the best interests of each Fund.

SHAREHOLDER MEETING RESULTS Special Meeting of Shareholders Principal Funds, Inc. – California Municipal Fund Held September 6, 2011

1.	Approval of a new sub-advisory agreement with Principal Global Investors, LLC for the California Municipal Fund:

In Favor	Opposed	Abstain
8,841,139.384	428,075.914	1,004,484.307

2.	Approval of a new management agreement with Principal Management Corporation for the California Municipal Fund:

In Favor	Opposed	Abstain
8,733,932.949	511,419.784	1,028,346.872

Special Meeting of Shareholders Principal Funds, Inc. – Tax-Exempt Bond Fund Held September 6, 2011

1.	Approval of a new sub-advisory agreement with Principal Global Investors, LLC for the Tax-Exempt Bond Fund:

In Favor	Opposed	Abstain
14,317,712.898	302,139.120	939,237.590

2.	Approval of a new management agreement with Principal Management Corporation for the Tax-Exempt Bond Fund:

In Favor	Opposed	Abstain
14,330,591.272	288,789.065	939,709.271

Special Meeting of Shareholders Principal Funds, Inc. – Disciplined LargeCap Blend Fund Held October 3, 2011

1.	Approval of a Plan of Reorganization providing for the reorganization of the Disciplined LargeCap Blend Fund into the Principal Capital Appreciation Fund:

In Favor	Opposed	Abstain
10,202,934.252	378,229.446	646,223.035

Special Meeting of Shareholders Principal Funds, Inc. – International Growth Fund Held October 3, 2011

1.	Approval of a Plan of Reorganization providing for the reorganization of the International Growth Fund into the Diversified International Fund:

In Favor	Opposed	Abstain
113,781,562.351	1,761,705.481	6,069,974.226

FEDERAL INCOME TAX INFORMATION PRINCIPAL FUNDS, INC.

October 31, 2011 (unaudited )

Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2011. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2011, that qualifies for the dividend received deduction is as follows:

Deductible
Percentage
Equity Income Fund	74%
Global Diversified Income Fund	5%
Global Real Estate Securities Fund	1%
High Yield Fund	1%
LargeCap S&P 500 Index Fund	100%
LargeCap Value Fund	100%
MidCap Blend Fund	92%
Principal Capital Appreciation Fund	100%
Real Estate Securities Fund	6%
SmallCap Value Fund	100%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax

Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2011, taxed at a maximum rate of 15% is as follows:

Percentage
Diversified International Fund	100%
Equity Income Fund	100%
Global Diversified Income Fund	11%
Global Real Estate Securities Fund	12%
High Yield Fund	1%
International Emerging Markets Fund	100%
LargeCap S&P 500 Index Fund	100%
LargeCap Value Fund	100%
MidCap Blend Fund	94%
Principal Capital Appreciation Fund	100%
Real Estate Securities Fund	3%
SmallCap Value Fund	100%

Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended October 31, 2011, are as follows:

Foreign Taxes
Per Share
Diversified International Fund	$ 0.0213
Global Real Estate Securities Fund	$ 0.0059
International Emerging Markets Fund	$ 0.0814

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns.

For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

WE’LL GIVE YOU AN EDGE® principalfunds.com

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Distributed by: Principal Funds Distributor, Inc., Member FINRA, 1100 Investment Blvd., Suite 200, El Dorado Hills, CA 95762

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

FV400A-05 | 12/2011 | #t11102602bm ©2011 Principal Financial Services, Inc.

CLASS A, B, & C SHARES

Principal Strategic Asset Management Portfolios and Principal LifeTime Funds

     Annual Report for Asset Allocation Investments

October 31, 2011

Letter from the President	1
Economic & Financial Market Review	2
Principal LifeTime 2010 Fund	4
Principal LifeTime 2020 Fund	6
Principal LifeTime 2030 Fund	8
Principal LifeTime 2040 Fund	10
Principal LifeTime 2050 Fund	12
Principal LifeTime Strategic Income Fund	14
SAM Balanced Portfolio	16
SAM Conservative Balanced Portfolio	18
SAM Conservative Growth Portfolio	20
SAM Flexible Income Portfolio	22
SAM Strategic Growth Portfolio	24
Glossary	26
Financial Statements	28
Notes to Financial Statements	47
Schedules of Investments	55
Financial Highlights	78
Report of Registered Independent Public Accounting Firm	88
Shareholder Expense Example	89
Supplemental Information	91

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Nora Everett President and CEO, Principal Funds

The sustained period of steady growth that global economies experienced during the first quarter of 2011 had slowed to a sluggish pace by August. A series of significant international events — from Japan’s massive March 11, 2011 earthquake to geopolitical turmoil in the Middle East and North Africa to continued concerns over government policy and economic uncertainty in the European Union and the U.S. — eventually took a toll on international and domestic economies. Stock markets tended to follow suit, subjecting investors to a bumpy ride. By October, the slowdown appeared to have eased somewhat in the U.S., and equity markets rallied as moderately positive economic results and optimism over constructive resolutions in Europe lessened investor worries.

In terms of your portfolio, we encourage you to maintain a diversified investment program — especially in light of the heightened market volatility. To potentially reduce your risk of loss (or of missed opportunity) due to investing too heavily in any one asset class, we encourage you to work with your financial professional to ensure your portfolio is spread across and within a range of asset classes. In doing so, we suggest you take into consideration your time horizon for each of your financial goals as well as your tolerance for investment risk.1

Investments to help you reach for your goals

To help you achieve your financial goals, we offer funds covering a wide range of investment needs and levels of risk, for all stages in life — whether you are investing for goals that are years down the road (such as retirement) or closer at hand (such as purchasing a home). We also offer investments structured to potentially provide income you can use today (for example, to help meet monthly income needs if you are already retired).

Within our fund family, you have clear choices for diversifying your portfolio. You can select a mix of our individual funds, or you can choose one of our target-risk or target-date asset allocation funds, each of which is already broadly diversified. You can rely on our asset allocation expertise, as we are the fifth-largest provider of lifecycle funds in the industry (target-risk and target-date funds combined), with one of the longest track records.2 Whatever your financial goals, we have a wide range of mutual funds to help you succeed.

On behalf of everyone at Principal Funds, I thank you for your continued support.

Nora Everett, President and CEO Principal Funds

About our target-date funds

Our target-date funds invest in underlying Principal Funds and each is managed toward a particular target (retirement) date, or the approximate date the participant or investor starts withdrawing money. As each of our target-date funds approaches its target date, the investment mix becomes more conservative by increasing exposure to generally more conservative investment options and reducing exposure to typically more aggressive investment options. The asset allocation for each target-date fund is regularly re-adjusted within a timeframe that extends 10-15 years beyond the target date, at which point it reaches its most conservative allocation. Our target-date funds assume the value of the investor’s account will be withdrawn gradually during retirement. Neither the principal nor the underlying assets of our target-date funds is guaranteed at any time, including the target date. Investment risk remains at all times.

1 Asset allocation/diversification does not guarantee a profit or protect against a loss. Past performance is no guarantee of future results.

[2]	Source: FRC Quarterly LifeCycle Report, June 30, 2011

1

Economic & Financial Market Review

The 12-month period ending October 31, 2011 was marked by extreme swings — both up and down — in markets around the world, driven by global economic and political concerns. The period began with a market rally that persisted into early 2011, despite a series of significant international events that dominated the news — from Japan’s devastating 8.9 magnitude earthquake and resultant tsunami on March 11th to geopolitical turmoil in the Middle East and North Africa to continued concerns over government policy and economic uncertainty in the European Union and the U.S.

However, the global economy hit a “soft patch” in the second quarter of 2011 that continued through the end of September, with growth moderating throughout the European Union, Asia and the U.S. Stock markets tended to follow suit, subjecting investors to a bumpy ride. Key reasons for the sluggish growth included the sudden drop in Japan’s production following the massive earthquake. Supply chain disruptions caused by the disaster slowed global growth as critical components and products exported by Japan suddenly became unavailable.

Also contributing to the global economic slowdown and heightened market volatility were ongoing sovereign debt concerns in Europe, triggered by troubles in Greece and economic policy issues in both Europe and the U.S. In Europe, investors became increasingly concerned as the debt situation in Greece worsened. Greece faced potential bankruptcy in mid-July without passage of additional austerity measures required in order to obtain the country’s next tranche of bailout money. At the end of June, Greece finally passed a $40 billion austerity package amid massive protests by its citizens. This move calmed jittery markets that had worried about a potential default.1

The ongoing situation in Greece brought increasing attention to the financial state of European banks in general. Of the approximately 330 billion Euros of outstanding Greek debt at the end of June, European banks held about 17.2 billion Euros of Greek debt maturing by the end of 2013. German and French banks began drawing the greatest investor scrutiny, as their large holdings of Greek debt could potentially cause material damage to these banks should Greece default.2 The worst-case fear was that a default in Greece could set off a contagion within the European banking system, leading to global depression.

In the U.S., policy makers spent much of the summer mired in a debate over the country’s debt ceiling. Uncertainty surrounding their ability to reach an agreement weighed heavily on investor sentiment. Even though legislators eventually reached a deal, the damage had been done to the markets. After moving sideways from February through mid-July, markets began an abrupt sell-off in late July that shaved 13.9% off the S&P 500 Index and 19.9% off the broad international market for the third quarter.3

Following the substantial losses of previous months, the markets rallied sharply in October, erasing the losses experienced earlier in the fiscal year. European Union policy makers announced a more comprehensive plan to dig their “problem child” Greece out of the oppressive debt with which it was laden and to ensure the solvency of all European banks holding Greek bonds. Global markets rallied strongly with the news.

As a result, despite weakness in the middle of the fiscal year, U.S. stocks were up 7.9% for the one-year period ending October 31. Large and mid-cap stocks outperformed small-caps, and growth stocks significantly outpaced value stocks during the period. Stocks in the energy sector performed best, reflecting in part an increase in crude oil prices from $82.95 to $93.19 during the period.4 Meanwhile, in the face of regulatory uncertainty and tremendous volatility, financial stocks trailed materially.5

Fixed income investments lagged the broad U.S. stock market, yet still managed positive returns for the year. Investment-grade corporate bonds (up 6.14%) and high-yield corporate bonds (up 5.16%) generated the strongest gains; this in part reflected investors’ search for yield in a low-interest-rate environment and their willingness to take on risk within these sectors, where fundamentals were favorable. Commercial mortgage-backed securities and mortgage-backed securities also delivered positive results, returning 4.69% and 4.53%, respectively.6

The slope of the yield curve remained relatively stable as the 10-year U.S. Treasury yield fell from 2.63% to 2.11%, while the 2-year Treasury yield fell from 0.35% to 0.25%.7 These results masked the volatility experienced in the interest rate market during the period. Rates had marched upward through December 2010, hitting a high of 3.72% before falling sharply during 2011 to close out the fiscal year as macro concerns in the U.S. and Europe cast gloom on the market. Confirmation from the Federal Reserve that interest rates would remain at “exceptionally low levels” into 2013 served to further anchor short-term rates.

[1] “Greece to Vote on Austerity Details,” June 30, 2011; wsj.com
[2] “European Creditors Move Closer to Greek Debt Rollover Plan,” June 27, 2011; Bloomberg.com
[3] Broad international markets return: MSCI All Country World (ex-U.S.) Index
[4] FactSet, WTI, Cushing, OK
[5] Source for all stock performance in paragraph: Russell family of indices
[6] Barclays family of indices
7 US Benchmark Bond

2

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3

Principal LifeTime 2010 Fund

Portfolio Managers:

David Blake, CFA	James Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

4

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/29/12. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
				Inception	Extended
	1-Year	5-Year	10-Year		Performance
				Date	Inception Date
Class A Shares Excluding Sales Charge	4.13%	1.01%	4.09%	6/28/05	3/1/01
Including Sales Charge	-1.59%	-0.13%	3.51%

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio			Net Expense Ratio
Class A Shares		1.20%		1.08%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -4.53% (1-year); -0.84% (5-year); 3.09% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

5

Principal LifeTime 2020 Fund

Portfolio Managers:

David Blake, CFA	James Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

6

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/29/12. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	3.39%	0.61%	4.34%	6/28/05	3/1/01
	Including Sales Charge	-2.29%	-0.52%	3.75%
Class B Shares	Excluding Sales Charge	2.67%	-0.14%	3.56%	6/28/05	3/1/01
	Including Sales Charge	-2.33%	-0.49%	3.56%

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.21%	1.12%
Class B Shares	2.15%	1.87%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -7.24% (1-year); -1.62% (5-year); 3.13% (10-year)
Class B Shares: -7.35% (1-year); -1.59% (5-year); 2.92% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

7

Principal LifeTime 2030 Fund

Portfolio Managers:

David Blake, CFA	James Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

8

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/29/12. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	3.32%	0.24%	4.23%	6/28/05	3/1/01
	Including Sales Charge	-2.38%	-0.88%	3.65%
Class B Shares	Excluding Sales Charge	2.55%	-0.46%	3.47%	6/28/05	3/1/01
	Including Sales Charge	-2.45%	-0.81%	3.47%

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.28%	1.14%
Class B Shares	2.23%	1.89%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -7.96% (1-year); -2.11% (5-year); 2.90% (10-year)
Class B Shares: -8.17% (1-year); -2.06% (5-year); 2.73% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

9

Principal LifeTime 2040 Fund

Portfolio Managers:

David Blake, CFA	James Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

10

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/29/12. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	3.08%	-0.18%	4.02%	6/28/05	3/1/01
	Including Sales Charge	-2.56%	-1.31%	3.43%
Class B Shares	Excluding Sales Charge	2.40%	-0.91%	3.26%	6/28/05	3/1/01
	Including Sales Charge	-2.60%	-1.26%	3.26%

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.41%	1.15%
Class B Shares	2.36%	1.90%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -8.71% (1-year); -2.67% (5-year); 2.66% (10-year)
Class B Shares: -8.94% (1-year); -2.62% (5-year); 2.49% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

11

Principal LifeTime 2050 Fund

Portfolio Managers:

David Blake, CFA	James Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

12

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/29/12. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	2.95%	-0.38%	3.85%	6/28/05	3/1/01
	Including Sales Charge	-2.67%	-1.50%	3.26%
Class B Shares	Excluding Sales Charge	2.17%	-1.15%	3.52%	3/15/06	3/1/01
	Including Sales Charge	-2.83%	-1.50%	3.52%

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.47%	1.17%
Class B Shares	3.03%	1.92%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -9.10% (1-year); -2.95% (5-year); 2.43% (10-year)
Class B Shares: -9.28% (1-year); -2.92% (5-year); 2.69% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

13

Principal LifeTime Strategic Income Fund

Portfolio Managers:

David Blake, CFA	James Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the Principal LifeTime portfolios, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, benefited overall results by performing well for the 12-month period, beating the Russell 1000 Index. Strong stock selection in the portfolios' allocation to small-cap stocks also added to returns for the period. Within the fixed income sector, the Core Plus Bond Fund I, sub-advised by PIMCO, underperformed the Barclays Capital Aggregate Bond Index due to large positions in non-U.S. government issues relative to the index. Also, the Preferred Securities Fund, sub-advised by Spectrum, suffered from a loss in the third quarter of 2011 that brought the fund's third-quarter and 12-month returns below the returns of the Barclays Capital Aggregate Bond Index.

14

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/29/12. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	3.50%	1.45%	3.83%	6/28/05	3/1/01
	Including Sales Charge	-0.42%	0.68%	3.44%
Class B Shares	Excluding Sales Charge	2.73%	0.70%	3.41%	3/15/06	3/1/01
	Including Sales Charge	-2.27%	0.36%	3.41%

Total Investment Expense as shown in the 3/1/11 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.15%	1.00%
Class B Shares	4.10%	1.75%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -1.96% (1-year); 0.29% (5-year); 3.24% (10-year)
Class B Shares: -3.85% (1-year); -0.05% (5-year); 3.21% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

15

SAM Balanced Portfolio

Portfolio Managers: Charles D. Averill, CFA Jill R. Cuniff Todd A. Jablonski, CFA Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

The portfolio's core underweight to large-cap value stocks (relative to its benchmark) helped performance, as these securities underperformed growth stocks during the 12-month period. Security selection among international (developed market) value stocks aided performance as well. The portfolio's allocation to Treasury Inflation-Protected Securities (TIPS) was another positive factor. The portfolio's core allocation to international (developed market) stocks was a negative factor, as these securities struggled during the period. Additionally, the portfolio's tactical overweight to stocks (compared to its long-term core) was a net negative factor because of stock market declines between May and September 2011. The core allocation to high-yield securities also detracted; though high yield outperformed other fixed income assets early in the period, underperformance in recent months produced a net negative contribution for the 12-month timeframe.

16

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	4.03%	2.89%	5.03%	7/25/96	-
	Including Sales Charge	-1.65%	1.74%	4.43%
Class B Shares	Excluding Sales Charge	3.22%	2.09%	4.38%	7/25/96	-
	Including Sales Charge	-1.78%	1.77%	4.38%
Class C Shares	Excluding Sales Charge	3.22%	2.12%	4.25%	3/1/02	7/25/96
	Including Sales Charge	2.22%	2.12%	4.25%

Total Investment Expense as shown in the 3/1/11 prospectus
Gross/Net Expense Ratio
Class A Shares	1.37%
Class B Shares	2.16%
Class C Shares	2.11%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -6.06% (1-year); 0.77% (5-year); 3.91% (10-year)
Class B Shares: -6.20% (1-year); 0.81% (5-year); 3.87% (10-year)
Class C Shares: -2.27% (1-year); 1.16% (5-year); 3.73% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Portfolio’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

17

SAM Conservative Balanced Portfolio

Portfolio Managers: Charles D. Averill, CFA Jill R. Cuniff Todd A. Jablonski, CFA Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

The portfolio's allocation to Treasury Inflation-Protected Securities (TIPS) was a positive factor for the 12-month period. Additionally, the portfolio's core underweight to large-cap value stocks (relative to its benchmark) helped performance, as these securities underperformed growth stocks during the 12-month period. Security selection among preferred securities also benefited performance. The portfolio's tactical overweight to stocks (compared to its long-term core) was a net negative factor because of stock market declines between May and September 2011. Also, as government securities were particularly strong during the period, the portfolio's underweight of that asset class was a negative factor. The core allocation to high-yield securities detracted as well; though high yield outperformed other fixed income assets early in the period, underperformance in recent months produced a net negative contribution for the 12-month timeframe.

18

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	3.81%	4.05%	5.22%	7/25/96	-
	Including Sales Charge	-1.91%	2.88%	4.62%
Class B Shares	Excluding Sales Charge	3.00%	3.23%	4.57%	7/25/96	-
	Including Sales Charge	-2.00%	2.89%	4.57%
Class C Shares	Excluding Sales Charge	3.07%	3.27%	4.44%	3/1/02	7/25/96
	Including Sales Charge	2.07%	3.27%	4.44%

Total Investment Expense as shown in the 3/1/11 prospectus
Gross/Net Expense Ratio
Class A Shares	1.32%
Class B Shares	2.14%
Class C Shares	2.07%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -4.95% (1-year); 2.17% (5-year); 4.28% (10-year)
Class B Shares: -5.07% (1-year); 2.19% (5-year); 4.23% (10-year)
Class C Shares: -1.10% (1-year); 2.58% (5-year); 4.10% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Portfolio’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio’s performance between 2001 and 2003 benefited from agreements to limit the portfolio’s expenses.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

19

SAM Conservative Growth Portfolio

Portfolio Managers: Charles D. Averill, CFA Jill R. Cuniff Todd A. Jablonski, CFA Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

The portfolio's core underweight to large-cap value stocks (relative to its benchmark) helped performance, as these securities underperformed growth stocks during the 12-month period. Security selection among international (developed market) value stocks aided performance as well. Also, security selection among mid-cap stocks was a positive factor, as the portfolio's mid-cap holdings outperformed their benchmark. The portfolio's core allocation to international (developed market) stocks was a negative factor, as these securities struggled during the period. Additionally, the portfolio's tactical overweight to stocks (compared to its long-term core) was a net negative factor because of stock market declines between May and September 2011. Security selection among small-cap value stocks was another negative factor, as these holdings underperformed their benchmark.

20

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	4.10%	1.29%	4.50%	7/25/96	-
	Including Sales Charge	-1.60%	0.15%	3.91%
Class B Shares	Excluding Sales Charge	3.27%	0.49%	3.86%	7/25/96	-
	Including Sales Charge	-1.73%	0.17%	3.86%
Class C Shares	Excluding Sales Charge	3.38%	0.53%	3.72%	3/1/02	7/25/96
	Including Sales Charge	2.38%	0.53%	3.72%

Total Investment Expense as shown in the 3/1/11 prospectus
Gross/Net Expense Ratio
Class A Shares	1.41%
Class B Shares	2.21%
Class C Shares	2.17%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -7.36% (1-year); -1.11% (5-year); 3.20% (10-year)
Class B Shares: -7.57% (1-year); -1.08% (5-year); 3.15% (10-year)
Class C Shares: -3.60% (1-year); -0.72% (5-year); 3.02% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Portfolio’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

21

SAM Flexible Income Portfolio

Portfolio Managers: Charles D. Averill, CFA Jill R. Cuniff Todd A. Jablonski, CFA Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

Security selection among preferred securities was a positive contributor for the 12-month period. The portfolio's allocation to real estate investment trusts (REITs) also was a positive factor, as REITs outperformed other equities. Additionally, the portfolio's core underweight to large-cap value stocks (relative to its benchmark) helped performance, as these securities underperformed growth stocks during the period. As government securities were particularly strong during the period, the portfolio's underweight of that asset class was a negative factor. Additionally, the portfolio's tactical overweight to stocks (compared to its long-term core) was a net negative factor because of stock market declines between May and September 2011. The core allocation to high-yield securities was another negative factor; though high yield outperformed other fixed income assets early in the period, underperformance in recent months produced a net negative contribution for the 12-month timeframe.

22

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	3.64%	4.66%	5.05%	7/25/96	-
	Including Sales Charge	-0.24%	3.86%	4.65%
Class B Shares	Excluding Sales Charge	2.74%	3.82%	4.41%	7/25/96	-
	Including Sales Charge	-2.26%	3.48%	4.41%
Class C Shares	Excluding Sales Charge	2.80%	3.87%	4.26%	3/1/02	7/25/96
	Including Sales Charge	1.80%	3.87%	4.26%

Total Investment Expense as shown in the 3/1/11 prospectus
Gross/Net Expense Ratio
Class A Shares	1.29%
Class B Shares	2.10%
Class C Shares	2.04%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -2.57% (1-year); 3.31% (5-year); 4.43% (10-year)
Class B Shares: -4.58% (1-year); 2.94% (5-year); 4.19% (10-year)
Class C Shares: -0.54% (1-year); 3.32% (5-year); 4.04% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Portfolio’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

23

SAM Strategic Growth Portfolio

Portfolio Managers: Charles D. Averill, CFA Jill R. Cuniff Todd A. Jablonski, CFA Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

The portfolio's core underweight to large-cap value stocks (relative to its benchmark) helped performance, as these securities underperformed growth stocks during the 12-month period. Security selection among international (developed market) value stocks aided performance as well. Also, security selection among mid-cap stocks was a positive factor, as the portfolio's mid-cap holdings outperformed their benchmark. The portfolio's core allocation to international (developed market) stocks was a negative factor, as these securities struggled during the period. Additionally, the portfolio's tactical overweight to stocks (compared to its long-term core) was a net negative factor because of stock market declines between May and September 2011. Security selection among small-cap value stocks was another negative factor, as these holdings underperformed their benchmark.

24

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2011
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	3.96%	0.25%	4.06%	7/25/96	-
	Including Sales Charge	-1.79%	-0.89%	3.47%
Class B Shares	Excluding Sales Charge	3.14%	-0.52%	3.43%	7/25/96	-
	Including Sales Charge	-1.86%	-0.85%	3.43%
Class C Shares	Excluding Sales Charge	3.26%	-0.49%	3.30%	3/1/02	7/25/96
	Including Sales Charge	2.26%	-0.49%	3.30%

Total Investment Expense as shown in the 3/1/11 prospectus
Gross/Net Expense Ratio
Class A Shares	1.48%
Class B Shares	2.27%
Class C Shares	2.23%

Average annual total returns* including sales charge as of 9/30/11:
Class A Shares: -8.51% (1-year); -2.37% (5-year); 2.65% (10-year)
Class B Shares: -8.74% (1-year); -2.33% (5-year); 2.60% (10-year)
Class C Shares: -4.87% (1-year); -1.99% (5-year); 2.47% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Portfolio’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

25

Glossary

Barclays Capital Aggregate Bond Index:

A broad-based index intended to represent the U.S. fixed-income market.

Barclays Capital U.S. Credit Index

Includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Barclays Capital U.S. High Yield Index

Covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included.

Barclays Capital U.S. Mortgage Backed Securities Index

Covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Capital Market Benchmark:

A benchmark intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: SAM Balanced Portfolio: 60% S&P 500 and 40% Barclays Capital Aggregate Bond Index; SAM Conservative Balanced Portfolio: 40% S&P 500 and 60% Barclays Capital Aggregate Bond Index; SAM Conservative Growth Portfolio: 80% S&P 500 and 20% Barclays Capital Aggregate Bond Index; and SAM Flexible Income Portfolio: 25% S&P 500 and 75% Barclays Capital Aggregate Bond Index.

FTSE NAREIT Equity REIT Index

Includes all tax qualified REITs with common shares traded on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List that meet specific minimum size, liquidity and free float adjustment criteria.

Morgan Stanley Capital International (MSCI) EAFE Index:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) Emerging Markets Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the emerging market countries of Europe, the Middle East & Africa.

Morgan Stanley Capital International (MSCI) U.S. REIT Index:

A total-return index comprised of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

Morningstar Intermediate-Term Bond Category Average:

Intermediate-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of 3.5 to six years (or, if duration is unavailable, average effective maturities of four to 10 years). These portfolios are less sensitive to interest rates, and therefore less volatile, than portfolios that have longer durations.

Principal LifeTime 2010 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2010 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2020 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2030 Fund.

The index weightings adjust over time as the portfolio changes to become gradually more conservative.

26

Glossary

Principal LifeTime 2040 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2040 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2050 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2050 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime Strategic Income Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime Strategic Income Fund.

Russell 1000® Growth Index:

Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index:

Measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index.

Russell 1000® Value Index:

Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth® Index:

Measures the performance of those Russell 3000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index:

Measures the performance of those Russell 3000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index:

Measures the performance of those Russell Midcap® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index:

Measures the performance of the 800 smallest stocks in the Russell 1000® Index.

Russell Top 200 Index

Measures the performance of the largest 200 securities in the Russell 3000® Index.

S&P 500:

A market-capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market.

27

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2010 Fund	2020 Fund	2030 Fund
Investment in affiliated securities--at cost	$ 1,619,014	$ 4,889,855	$ 4,441,364
Assets
Investment in affiliated securities--at value	$ 1,638,317	$ 4,916,699	$ 4,487,181
Receivables:
Dividends and interest	1,252	2,279	1,332
Expense reimbursement from Manager	2	6	9
Expense reimbursement from Distributor	25	71	69
Fund shares sold	1,393	2,755	2,764
Total Assets	1,640,989	4,921,810	4,491,355
Liabilities
Accrued management and investment advisory fees	41	121	110
Accrued administrative service fees	18	48	44
Accrued distribution fees	120	339	320
Accrued service fees	67	191	172
Accrued transfer agent fees	40	104	106
Accrued directors' expenses	1	2	2
Accrued other expenses	11	21	27
Payables:
Fund shares redeemed	3,549	3,359	3,952
Total Liabilities	3,847	4,185	4,733
Net Assets Applicable to Outstanding Shares	$ 1,637,142	$ 4,917,625	$ 4,486,622
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,780,278	$ 5,104,973	$ 4,605,568
Accumulated undistributed (overdistributed) net investment income (loss)	15,722	24,216	13,199
Accumulated undistributed (overdistributed) net realized gain (loss)	(178,161)	(238,408)	(177,962)
Net unrealized appreciation (depreciation) of investments	19,303	26,844	45,817
Total Net Assets	$ 1,637,142	$ 4,917,625	$ 4,486,622
Capital Stock (par value: $.01 a share):
Shares authorized	585,000	785,000	885,000
Net Asset Value Per Share:
Class A: Net Assets	$ 34,966	$ 85,340	$ 69,285
Shares Issued and Outstanding	3,067	7,298	6,031
Net Asset Value per share	$ 11.40	$ 11.69	$ 11.49
Maximum Offering Price	$ 12.06	$ 12.37	$ 12.16
Class B: Net Assets	N/A	$ 7,669	$ 6,963
Shares Issued and Outstanding		656	605
Net Asset Value per share		$ 11.69 (a)	$ 11.51 (a)
Class J: Net Assets	$ 202,423	$ 578,376	$ 566,181
Shares Issued and Outstanding	17,900	49,904	49,517
Net Asset Value per share	$ 11.31 (a)	$ 11.59 (a)	$ 11.43 (a)
Institutional: Net Assets	$ 1,074,682	$ 3,310,509	$ 3,001,123
Shares Issued and Outstanding	94,554	284,068	261,549
Net Asset Value per share	$ 11.37	$ 11.65	$ 11.47
R-1: Net Assets	$ 21,110	$ 58,270	$ 50,502
Shares Issued and Outstanding	1,878	5,054	4,450
Net Asset Value per share	$ 11.24	$ 11.53	$ 11.35
R-2: Net Assets	$ 30,298	$ 80,491	$ 79,776
Shares Issued and Outstanding	2,700	6,998	7,023
Net Asset Value per share	$ 11.22	$ 11.50	$ 11.36
R-3: Net Assets	$ 81,172	$ 227,897	$ 208,383
Shares Issued and Outstanding	7,224	19,755	18,271
Net Asset Value per share	$ 11.24	$ 11.54	$ 11.41
R-4: Net Assets	$ 77,085	$ 227,971	$ 199,240
Shares Issued and Outstanding	6,841	19,722	17,038
Net Asset Value per share	$ 11.27	$ 11.56	$ 11.69
R-5: Net Assets	$ 115,406	$ 341,102	$ 305,169
Shares Issued and Outstanding	10,211	29,416	26,649
Net Asset Value per share	$ 11.30	$ 11.60	$ 11.45

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

28

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

			Principal LifeTime
	Principal LifeTime	Principal LifeTime	Strategic
Amounts in thousands, except per share amounts	2040 Fund	2050 Fund	Income Fund
Investment in affiliated securities--at cost	$ 2,639,695	$ 1,105,497	$ 663,614
Assets
Investment in affiliated securities--at value	$ 2,679,032	$ 1,124,602	$ 679,733
Receivables:
Dividends and interest	583	183	706
Expense reimbursement from Manager	6	8	5
Expense reimbursement from Distributor	35	8	8
Fund shares sold	2,177	790	1,698
Total Assets	2,681,833	1,125,591	682,150
Liabilities
Accrued management and investment advisory fees	65	27	18
Accrued administrative service fees	26	11	8
Accrued distribution fees	173	54	46
Accrued service fees	100	41	25
Accrued transfer agent fees	78	32	19
Accrued directors' expenses	2	1	–
Accrued other expenses	20	13	7
Payables:
Fund shares redeemed	2,971	1,438	417
Total Liabilities	3,435	1,617	540
Net Assets Applicable to Outstanding Shares	$ 2,678,398	$ 1,123,974	$ 681,610
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 2,706,967	$ 1,130,472	$ 713,578
Accumulated undistributed (overdistributed) net investment income (loss)	5,570	1,766	10,083
Accumulated undistributed (overdistributed) net realized gain (loss)	(73,476)	(27,369)	(58,170)
Net unrealized appreciation (depreciation) of investments	39,337	19,105	16,119
Total Net Assets	$ 2,678,398	$ 1,123,974	$ 681,610
Capital Stock (par value: $.01 a share):
Shares authorized	600,000	500,000	500,000
Net Asset Value Per Share:
Class A: Net Assets	$ 44,108	$ 26,285	$ 25,812
Shares Issued and Outstanding	3,864	2,371	2,346
Net Asset Value per share	$ 11.42	$ 11.09	$ 11.00
Maximum Offering Price	$ 12.08	$ 11.74	$ 11.43
Class B: Net Assets	$ 5,195	$ 1,491	$ 798
Shares Issued and Outstanding	459	136	73
Net Asset Value per share	$ 11.33 (a)	$ 10.98 (a)	$ 10.88 (a)
Class J: Net Assets	$ 286,387	$ 67,553	$ 64,917
Shares Issued and Outstanding	24,933	6,243	5,961
Net Asset Value per share	$ 11.49 (a)	$ 10.82 (a)	$ 10.89 (a)
Institutional: Net Assets	$ 1,851,739	$ 829,516	$ 468,065
Shares Issued and Outstanding	160,044	75,058	42,709
Net Asset Value per share	$ 11.57	$ 11.05	$ 10.96
R-1: Net Assets	$ 33,918	$ 14,614	$ 11,393
Shares Issued and Outstanding	2,969	1,339	1,048
Net Asset Value per share	$ 11.42	$ 10.91	$ 10.87
R-2: Net Assets	$ 45,698	$ 20,121	$ 11,365
Shares Issued and Outstanding	3,998	1,842	1,044
Net Asset Value per share	$ 11.43	$ 10.92	$ 10.89
R-3: Net Assets	$ 122,973	$ 46,829	$ 32,636
Shares Issued and Outstanding	10,752	4,278	3,013
Net Asset Value per share	$ 11.44	$ 10.95	$ 10.83
R-4: Net Assets	$ 111,132	$ 45,442	$ 28,249
Shares Issued and Outstanding	9,699	4,136	2,600
Net Asset Value per share	$ 11.46	$ 10.99	$ 10.87
R-5: Net Assets	$ 177,248	$ 72,123	$ 38,375
Shares Issued and Outstanding	15,387	6,549	3,510
Net Asset Value per share	$ 11.52	$ 11.01	$ 10.93

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

29

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	SAM	SAM Conservative	SAM Conservative
Amounts in thousands, except per share amounts	Balanced Portfolio	Balanced Portfolio	Growth Portfolio
Investment in affiliated securities--at cost	$ 2,932,707	$ 854,397	$ 2,036,583
Assets
Investment in affiliated securities--at value	$ 3,241,106	$ 920,604	$ 2,230,065
Receivables:
Dividends and interest	4,377	1,888	1,239
Expense reimbursement from Distributor	63	29	28
Fund shares sold	1,731	1,383	1,555
Total Assets	3,247,277	923,904	2,232,887
Liabilities
Accrued management and investment advisory fees	936	267	642
Accrued administrative service fees	5	2	3
Accrued distribution fees	1,208	345	866
Accrued service fees	20	8	13
Accrued transfer agent fees	859	176	711
Accrued directors' expenses	1	–	1
Accrued other expenses	86	14	42
Payables:
Fund shares redeemed	3,617	1,164	3,018
Total Liabilities	6,732	1,976	5,296
Net Assets Applicable to Outstanding Shares	$ 3,240,545	$ 921,928	$ 2,227,591
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 3,134,080	$ 864,355	$ 2,199,058
Accumulated undistributed (overdistributed) net investment income (loss)	2,674	1,324	10,929
Accumulated undistributed (overdistributed) net realized gain (loss)	(204,608)	(9,958)	(175,878)
Net unrealized appreciation (depreciation) of investments	308,399	66,207	193,482
Total Net Assets	$ 3,240,545	$ 921,928	$ 2,227,591
Capital Stock (par value: $.01 a share):
Shares authorized	1,255,000	855,000	1,255,000
Net Asset Value Per Share:
Class A: Net Assets	$ 1,580,189	$ 335,253	$ 1,124,629
Shares Issued and Outstanding	124,704	31,752	83,453
Net Asset Value per share	$ 12.67	$ 10.56	$ 13.48
Maximum Offering Price	$ 13.41	$ 11.17	$ 14.26
Class B: Net Assets	$ 279,613	$ 50,227	$ 210,707
Shares Issued and Outstanding	22,108	4,761	16,283
Net Asset Value per share	$ 12.65 (a)	$ 10.55 (a)	$ 12.94 (a)
Class C: Net Assets	$ 541,446	$ 168,814	$ 447,955
Shares Issued and Outstanding	43,168	16,112	35,087
Net Asset Value per share	$ 12.54 (a)	$ 10.48 (a)	$ 12.77 (a)
Class J: Net Assets	$ 514,475	$ 237,106	$ 234,693
Shares Issued and Outstanding	41,601	22,674	17,848
Net Asset Value per share	$ 12.37 (a)	$ 10.46 (a)	$ 13.15 (a)
Institutional: Net Assets	$ 227,083	$ 92,804	$ 146,347
Shares Issued and Outstanding	18,131	8,853	11,014
Net Asset Value per share	$ 12.52	$ 10.48	$ 13.29
R-1: Net Assets	$ 5,207	$ 3,256	$ 3,541
Shares Issued and Outstanding	417	311	271
Net Asset Value per share	$ 12.50	$ 10.45	$ 13.07
R-2: Net Assets	$ 6,834	$ 3,083	$ 5,411
Shares Issued and Outstanding	548	294	414
Net Asset Value per share	$ 12.48	$ 10.50	$ 13.08
R-3: Net Assets	$ 26,556	$ 15,468	$ 12,199
Shares Issued and Outstanding	2,125	1,478	928
Net Asset Value per share	$ 12.50	$ 10.47	$ 13.15
R-4: Net Assets	$ 19,290	$ 4,674	$ 10,662
Shares Issued and Outstanding	1,541	446	805
Net Asset Value per share	$ 12.52	$ 10.48	$ 13.24
R-5: Net Assets	$ 39,852	$ 11,243	$ 31,447
Shares Issued and Outstanding	3,184	1,073	2,381
Net Asset Value per share	$ 12.52	$ 10.48	$ 13.21

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

30

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2011

	SAM Flexible	SAM Strategic
Amounts in thousands, except per share amounts	Income Portfolio	Growth Portfolio
Investment in affiliated securities--at cost	$ 1,044,363	$ 1,287,129
Assets
Investment in affiliated securities--at value	$ 1,119,217	$ 1,412,549
Receivables:
Dividends and interest	2,957	22
Expense reimbursement from Distributor	33	18
Fund shares sold	5,214	393
Prepaid directors' expenses	1	–
Total Assets	1,127,422	1,412,982
Liabilities
Accrued management and investment advisory fees	325	404
Accrued administrative service fees	1	2
Accrued distribution fees	420	556
Accrued service fees	4	7
Accrued transfer agent fees	225	585
Accrued directors' expenses	–	1
Accrued other expenses	22	67
Payables:
Dividends payable	2,500	–
Fund shares redeemed	955	2,474
Total Liabilities	4,452	4,096
Net Assets Applicable to Outstanding Shares	$ 1,122,970	$ 1,408,886
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,062,753	$ 1,436,866
Accumulated undistributed (overdistributed) net investment income (loss)	227	7,193
Accumulated undistributed (overdistributed) net realized gain (loss)	(14,864)	(160,593)
Net unrealized appreciation (depreciation) of investments	74,854	125,420
Total Net Assets	$ 1,122,970	$ 1,408,886
Capital Stock (par value: $.01 a share):
Shares authorized	955,000	1,055,000
Net Asset Value Per Share:
Class A: Net Assets	$ 521,730	$ 726,580
Shares Issued and Outstanding	46,098	49,726
Net Asset Value per share	$ 11.32	$ 14.61
Maximum Offering Price	$ 11.76	$ 15.46
Class B: Net Assets	$ 63,476	$ 150,302
Shares Issued and Outstanding	5,607	11,003
Net Asset Value per share	$ 11.32 (a)	$ 13.66 (a)
Class C: Net Assets	$ 188,596	$ 274,978
Shares Issued and Outstanding	16,789	20,117
Net Asset Value per share	$ 11.23 (a)	$ 13.67 (a)
Class J: Net Assets	$ 272,865	$ 152,460
Shares Issued and Outstanding	24,262	10,680
Net Asset Value per share	$ 11.25 (a)	$ 14.28 (a)
Institutional: Net Assets	$ 58,782	$ 72,005
Shares Issued and Outstanding	5,208	5,001
Net Asset Value per share	$ 11.29	$ 14.40
R-1: Net Assets	$ 801	$ 3,184
Shares Issued and Outstanding	71	225
Net Asset Value per share	$ 11.25	$ 14.18
R-2: Net Assets	$ 1,312	$ 2,097
Shares Issued and Outstanding	116	148
Net Asset Value per share	$ 11.27	$ 14.22
R-3: Net Assets	$ 6,181	$ 9,964
Shares Issued and Outstanding	548	699
Net Asset Value per share	$ 11.27	$ 14.25
R-4: Net Assets	$ 4,365	$ 4,660
Shares Issued and Outstanding	387	325
Net Asset Value per share	$ 11.28	$ 14.34
R-5: Net Assets	$ 4,862	$ 12,656
Shares Issued and Outstanding	431	885
Net Asset Value per share	$ 11.28	$ 14.30

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

31

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2010 Fund	2020 Fund	2030 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 45,286	$ 110,696	$ 87,092
Total Income	45,286	110,696	87,092
Expenses:
Management and investment advisory fees	524	1,501	1,364
Distribution fees - Class A	93	217	173
Distribution fees - Class B	N/A	83	79
Distribution fees - Class J	949	2,634	2,533
Distribution fees - R-1	82	212	187
Distribution fees - R-2	113	293	276
Distribution fees - R-3	235	603	566
Distribution fees - R-4	81	232	205
Administrative service fees - R-1	66	170	149
Administrative service fees - R-2	75	195	184
Administrative service fees - R-3	66	169	158
Administrative service fees - R-4	24	69	62
Administrative service fees - R-5	13	36	33
Registration fees - Class A	10	15	18
Registration fees - Class B	N/A	15	15
Registration fees - Class J	11	17	22
Registration fees - Institutional	11	31	33
Service fees - R-1	58	152	133
Service fees - R-2	94	244	230
Service fees - R-3	235	603	566
Service fees - R-4	202	579	513
Service fees - R-5	321	899	820
Shareholder reports - Class A	1	2	2
Shareholder reports - Class J	6	20	27
Transfer agent fees - Class A	65	142	135
Transfer agent fees - Class B	N/A	17	18
Transfer agent fees - Class J	86	265	357
Transfer agent fees - Institutional	8	20	6
Directors' expenses	47	128	118
Professional fees	16	20	19
Other expenses	28	77	69
Total Gross Expenses	3,520	9,660	9,070
Less: Reimbursement from Manager - Class A	29	49	67
Less: Reimbursement from Manager - Class B	N/A	21	24
Less: Reimbursement from Distributor - Class J	299	831	800
Total Net Expenses	3,192	8,759	8,179
Net Investment Income (Loss)	42,094	101,937	78,913

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated securities	2,384	(743)	5,391
Capital gain distribution received from affiliated securities	7,040	22,302	19,359
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	24,688	48,890	46,833
Net Realized and Unrealized Gain (Loss) on Investments	34,112	70,449	71,583
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 76,206	$ 172,386	$ 150,496

See accompanying notes.

32

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

			Principal LifeTime
	Principal LifeTime	Principal LifeTime	Strategic
Amounts in thousands	2040 Fund	2050 Fund	Income Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 46,747	$ 18,369	$ 21,603
Total Income	46,747	18,369	21,603
Expenses:
Management and investment advisory fees	807	340	201
Distribution fees - Class A	108	66	64
Distribution fees - Class B	57	17	8
Distribution fees - Class J	1,241	285	283
Distribution fees - R-1	125	54	42
Distribution fees - R-2	157	69	37
Distribution fees - R-3	326	120	86
Distribution fees - R-4	114	44	29
Administrative service fees - R-1	100	43	34
Administrative service fees - R-2	104	46	25
Administrative service fees - R-3	91	34	24
Administrative service fees - R-4	34	13	8
Administrative service fees - R-5	19	7	4
Registration fees - Class A	10	15	14
Registration fees - Class B	15	15	15
Registration fees - Class J	24	20	16
Registration fees - Institutional	27	19	17
Service fees - R-1	89	38	30
Service fees - R-2	130	57	31
Service fees - R-3	326	121	86
Service fees - R-4	285	111	72
Service fees - R-5	470	187	95
Shareholder reports - Class A	2	1	–
Shareholder reports - Class J	18	6	3
Transfer agent fees - Class A	107	80	49
Transfer agent fees - Class B	16	9	7
Transfer agent fees - Class J	281	121	38
Transfer agent fees - Institutional	3	2	2
Directors' expenses	73	34	22
Professional fees	17	16	14
Other expenses	40	17	11
Total Gross Expenses	5,216	2,007	1,367
Less: Reimbursement from Manager - Class A	65	64	32
Less: Reimbursement from Manager - Class B	23	22	20
Less: Reimbursement from Distributor - Class J	392	90	89
Total Net Expenses	4,736	1,831	1,226
Net Investment Income (Loss)	42,011	16,538	20,377

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated securities	3,459	2,213	884
Capital gain distribution received from affiliated securities	11,599	5,038	2,357
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	24,475	9,866	819
Net Realized and Unrealized Gain (Loss) on Investments	39,533	17,117	4,060
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 81,544	$ 33,655	$ 24,437

See accompanying notes.

33

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	SAM Balanced	SAM Conservative	SAM Conservative
Amounts in thousands	Portfolio	Balanced Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 96,248	$ 30,901	$ 50,105
Total Income	96,248	30,901	50,105
Expenses:
Management and investment advisory fees	11,175	2,977	7,894
Distribution fees - Class A	4,125	816	2,986
Distribution fees - Class B	3,675	646	2,745
Distribution fees - Class C	5,755	1,739	4,871
Distribution fees - Class J	2,143	951	972
Distribution fees - R-1	18	11	14
Distribution fees - R-2	22	11	17
Distribution fees - R-3	55	29	25
Distribution fees - R-4	14	4	10
Administrative service fees - R-1	15	9	11
Administrative service fees - R-2	15	7	11
Administrative service fees - R-3	15	8	7
Administrative service fees - R-4	4	2	3
Administrative service fees - R-5	4	1	3
Registration fees - Class A	25	25	21
Registration fees - Class B	–	13	3
Registration fees - Class C	12	22	9
Registration fees - Class J	58	33	31
Registration fees - Institutional	27	19	18
Service fees - R-1	13	8	10
Service fees - R-2	18	9	15
Service fees - R-3	55	29	25
Service fees - R-4	34	11	24
Service fees - R-5	90	23	66
Shareholder reports - Class A	55	9	39
Shareholder reports - Class B	6	3	8
Shareholder reports - Class C	14	4	14
Shareholder reports - Class J	10	6	7
Transfer agent fees - Class A	1,724	315	1,394
Transfer agent fees - Class B	568	94	445
Transfer agent fees - Class C	502	145	541
Transfer agent fees - Class J	328	140	156
Transfer agent fees - Institutional	4	2	2
Directors' expenses	85	25	62
Professional fees	58	13	17
Other expenses	53	13	36
Total Gross Expenses	30,774	8,172	22,512
Less: Reimbursement from Distributor - Class J	680	302	308
Total Net Expenses	30,094	7,870	22,204
Net Investment Income (Loss)	66,154	23,031	27,901

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated securities	26,173	10,422	32,813
Capital gain distribution received from affiliated securities	11,952	2,681	10,597
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	17,246	(6,423)	19,346
Net Realized and Unrealized Gain (Loss) on Investments	55,371	6,680	62,756
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 121,525	$ 29,711	$ 90,657

See accompanying notes.

34

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

	SAM Flexible	SAM Strategic
Amounts in thousands	Income Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 43,672	$ 22,850
Total Income	43,672	22,850
Expenses:
Management and investment advisory fees	3,516	5,033
Distribution fees - Class A	1,239	1,931
Distribution fees - Class B	829	1,911
Distribution fees - Class C	1,904	3,009
Distribution fees - Class J	969	654
Distribution fees - R-1	3	12
Distribution fees - R-2	4	6
Distribution fees - R-3	13	23
Distribution fees - R-4	3	4
Administrative service fees - R-1	2	10
Administrative service fees - R-2	3	4
Administrative service fees - R-3	4	7
Administrative service fees - R-4	1	1
Administrative service fees - R-5	–	1
Registration fees - Class A	32	17
Registration fees - Class B	11	8
Registration fees - Class C	28	12
Registration fees - Class J	40	20
Registration fees - Institutional	18	16
Service fees - R-1	2	9
Service fees - R-2	3	5
Service fees - R-3	14	23
Service fees - R-4	9	10
Service fees - R-5	11	29
Shareholder reports - Class A	15	31
Shareholder reports - Class B	3	6
Shareholder reports - Class C	5	10
Shareholder reports - Class J	6	6
Shareholder reports - Institutional	1	–
Transfer agent fees - Class A	444	1,162
Transfer agent fees - Class B	134	355
Transfer agent fees - Class C	157	411
Transfer agent fees - Class J	173	129
Transfer agent fees - Institutional	6	1
Directors' expenses	29	41
Professional fees	13	52
Other expenses	15	23
Total Gross Expenses	9,659	14,982
Less: Reimbursement from Distributor - Class J	309	207
Total Net Expenses	9,350	14,775
Net Investment Income (Loss)	34,322	8,075

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated securities	8,701	837
Capital gain distribution received from affiliated securities	2,131	7,601
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	(11,117)	39,811
Net Realized and Unrealized Gain (Loss) on Investments	(285)	48,249
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 34,037	$ 56,324

See accompanying notes.

35

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2010 Fund
								Year Ended	Year Ended
								October 31, 2011	October 31, 2010
Operations
Net investment income (loss)								$ 42,094	$ 45,787
Net realized gain (loss) on investments								9,424	(102,913)
Change in unrealized appreciation/depreciation of investments								24,688	316,749
		Net Increase (Decrease) in Net Assets Resulting from Operations						76,206	259,623

Dividends and Distributions to Shareholders
From net investment income								(42,837)	(50,866)
					Total Dividends and Distributions			(42,837)	(50,866)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(160,548)	(85,866)
Redemption fees - Class J								–	1
				Total increase (decrease) in net assets				(127,179)	122,892

Net Assets
Beginning of period								1,764,321	1,641,429
End of period (including undistributed net investment income as set forth below)								$ 1,637,142	$ 1,764,321
Undistributed (overdistributed) net investment income (loss)								$ 15,722	$ 16,666

	Class A	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 4,314 $	32,843 $	74,831 $	3,162 $	5,444 $	17,108 $	18,551	$ 21,792
Reinvested	813	4,485	29,298	395	763	1,908	1,808	3,356
Redeemed	(9,127)	(45,226)	(181,993)	(7,015)	(19,493)	(35,682)	(25,216)	(57,667)
Net Increase (Decrease)	$ (4,000) $	(7,898) $	(77,864) $	(3,458) $ (13,286) $ (16,666) $			(4,857) $ (32,519)
Shares:
Sold	377	2,877	6,567	280	485	1,511	1,624	1,922
Reinvested	72	402	2,623	35	69	172	163	301
Redeemed	(794)	(3,981)	(15,975)	(622)	(1,725)	(3,206)	(2,209)	(5,108)
Net Increase (Decrease)	(345)	(702)	(6,785)	(307)	(1,171)	(1,523)	(422)	(2,885)
Year Ended October 31, 2010
Dollars:
Sold	$ 9,024 $	26,875 $	87,235 $	4,361 $	8,429 $	21,487 $	16,821	$ 21,198
Reinvested	934	5,405	33,177	563	999	2,653	2,073	5,050
Redeemed	(8,176)	(40,491)	(148,158)	(5,842)	(13,144)	(32,621)	(17,907)	(65,811)
Net Increase (Decrease)	$ 1,782 $	(8,211) $	(27,746) $	(918) $	(3,716) $	(8,481) $	987	$ (39,563)
Shares:
Sold	864	2,604	8,426	426	813	2,108	1,637	2,056
Reinvested	92	538	3,298	56	100	266	207	503
Redeemed	(785)	(3,919)	(14,382)	(563)	(1,280)	(3,172)	(1,757)	(6,420)
Net Increase (Decrease)	171	(777)	(2,658)	(81)	(367)	(798)	87	(3,861)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (819) $	(4,490) $	(29,298) $	(395) $	(763) $	(1,908) $	(1,808) $	(3,356)
From net realized gain on
investments	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (819) $	(4,490) $	(29,298) $	(395) $	(763) $	(1,908) $	(1,808) $	(3,356)
Year Ended October 31, 2010
From net investment
income	$ (946) $	(5,405) $	(33,177) $	(563) $	(999) $	(2,653) $	(2,073) $	(5,050)
From net realized gain on
investments	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (946) $	(5,405) $	(33,177) $	(563) $	(999) $	(2,653) $	(2,073) $	(5,050)

See accompanying notes.

36

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2020 Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 101,937		$ 100,044
Net realized gain (loss) on investments									21,559	(179,348)
Change in unrealized appreciation/depreciation of investments									48,890	778,204
		Net Increase (Decrease) in Net Assets Resulting from Operations							172,386	698,900

Dividends and Distributions to Shareholders
From net investment income									(103,087)	(111,134)
					Total Dividends and Distributions				(103,087)	(111,134)

Capital Share Transactions
Net increase (decrease) in capital share transactions									74,133	135,779
Redemption fees - Class J									–	1
					Total increase (decrease) in net assets				143,432	723,546

Net Assets
Beginning of period									4,774,193	4,050,647
End of period (including undistributed net investment income as set forth below)								$ 4,917,625		$ 4,774,193
Undistributed (overdistributed) net investment income (loss)								$ 24,216		$ 25,843

	Class A Class B		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 14,269 $	257 $	99,466	$ 309,509	$ 8,393	$ 10,911	$ 45,804 $	45,357	$ 66,680
Reinvested	1,581	92	10,470	72,512	841	1,581	3,967	4,282	7,742
Redeemed	(14,431)	(1,403)	(92,501)	(263,788)	(10,765)	(42,038)	(58,368)	(40,777)	(105,510)
Net Increase (Decrease)	$ 1,419 $	(1,054) $	17,435	$ 118,233	$ (1,531) $ (29,546) $		(8,597) $	8,862	$ (31,088)
Shares:
Sold	1,201	22	8,427	26,060	715	933	3,880	3,805	5,672
Reinvested	135	8	900	6,219	72	137	342	369	666
Redeemed	(1,216)	(119)	(7,853)	(22,391)	(920)	(3,584)	(5,076)	(3,471)	(8,957)
Net Increase (Decrease)	120	(89)	1,474	9,888	(133)	(2,514)	(854)	703	(2,619)
Year Ended October 31, 2010
Dollars:
Sold	$ 16,005 $	770 $	85,721	$ 295,219	$ 10,477	$ 19,206	$ 37,475 $	50,743	$ 52,173
Reinvested	1,707	148	11,629	75,053	1,138	2,108	5,205	4,437	9,690
Redeemed	(12,317)	(1,494)	(77,781)	(237,667)	(11,062)	(20,755)	(50,548)	(31,657)	(99,844)
Net Increase (Decrease)	$ 5,395 $	(576) $	19,569	$ 132,605	$ 553	$ 559	$ (7,868) $	23,523	$ (37,981)
Shares:
Sold	1,497	73	8,089	27,780	993	1,804	3,541	4,799	4,920
Reinvested	164	14	1,123	7,231	110	204	504	430	936
Redeemed	(1,155)	(140)	(7,338)	(22,564)	(1,028)	(1,981)	(4,808)	(2,998)	(9,480)
Net Increase (Decrease)	506	(53)	1,874	12,447	75	27	(763)	2,231	(3,624)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (1,590) $	(93) $	(10,479) $	(72,512) $	(841) $	(1,581) $	(3,967) $	(4,282) $	(7,742)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,590) $	(93) $	(10,479) $	(72,512) $	(841) $	(1,581) $	(3,967) $	(4,282) $	(7,742)
Year Ended October 31, 2010
From net investment
income	$ (1,722) $	(152) $ (11,629) $		(75,053) $	(1,138) $	(2,108) $	(5,205) $	(4,437) $	(9,690)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,722) $	(152) $ (11,629) $		(75,053) $	(1,138) $	(2,108) $	(5,205) $	(4,437) $	(9,690)

See accompanying notes.

37

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2030 Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 78,913		$ 82,012
Net realized gain (loss) on investments									24,750	(153,988)
Change in unrealized appreciation/depreciation of investments									46,833	720,040
		Net Increase (Decrease) in Net Assets Resulting from Operations							150,496	648,064

Dividends and Distributions to Shareholders
From net investment income									(79,981)	(87,744)
					Total Dividends and Distributions				(79,981)	(87,744)

Capital Share Transactions
Net increase (decrease) in capital share transactions									121,264	140,599
Redemption fees - Class J									–	1
				Total increase (decrease) in net assets					191,779	700,920

Net Assets
Beginning of period									4,294,843	3,593,923
End of period (including undistributed net investment income as set forth below)								$ 4,486,622		$ 4,294,843
Undistributed (overdistributed) net investment income (loss)								$ 13,199		$ 14,509

	Class A Class B		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 15,667	$ 210 $ 113,241	$ 320,997	$ 7,611	$ 11,388 $		37,502 $	35,557	$ 64,277
Reinvested	1,050	70	8,230	56,512	589	1,181	3,087	3,127	6,125
Redeemed	(10,906)	(1,409)	(79,028)	(226,611)	(8,739)	(35,055)	(56,347)	(36,692)	(110,370)
Net Increase (Decrease)	$ 5,811	$ (1,129) $	42,443	$ 150,898	$ (539) $ (22,486) $ (15,758) $			1,992	$ (39,968)
Shares:
Sold	1,334	18	9,676	27,329	654	979	3,192	2,933	5,515
Reinvested	91	6	712	4,884	51	102	267	264	529
Redeemed	(925)	(120)	(6,799)	(19,379)	(745)	(2,994)	(5,007)	(3,066)	(9,374)
Net Increase (Decrease)	500	(96)	3,589	12,834	(40)	(1,913)	(1,548)	131	(3,330)
Year Ended October 31, 2010
Dollars:
Sold	$ 14,200	$ 356 $	92,858	$ 264,209	$ 10,782	$ 17,126 $	38,121 $	45,598	$ 52,272
Reinvested	1,109	113	8,970	59,784	801	1,700	4,211	3,458	7,579
Redeemed	(10,100)	(991)	(61,977)	(218,912)	(9,535)	(20,099)	(43,096)	(33,769)	(84,169)
Net Increase (Decrease)	$ 5,209	$ (522) $	39,851	$ 105,081	$ 2,048	$ (1,273) $	(764) $	15,287	$ (24,318)
Shares:
Sold	1,357	34	8,917	25,371	1,044	1,635	3,657	4,284	5,005
Reinvested	108	11	879	5,856	79	167	413	331	742
Redeemed	(969)	(94)	(5,973)	(21,169)	(897)	(1,948)	(4,125)	(3,136)	(8,146)
Net Increase (Decrease)	496	(49)	3,823	10,058	226	(146)	(55)	1,479	(2,399)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (1,059) $	(70) $	(8,231) $	(56,512) $	(589) $	(1,181) $	(3,087) $	(3,127) $	(6,125)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,059) $	(70) $	(8,231) $	(56,512) $	(589) $	(1,181) $	(3,087) $	(3,127) $	(6,125)
Year Ended October 31, 2010
From net investment
income	$ (1,125) $	(114) $	(8,972) $	(59,784) $	(801) $	(1,700) $	(4,211) $	(3,458) $	(7,579)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,125) $	(114) $	(8,972) $	(59,784) $	(801) $	(1,700) $	(4,211) $	(3,458) $	(7,579)

See accompanying notes.

38

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2040 Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 42,011		$ 42,402
Net realized gain (loss) on investments									15,058	(79,478)
Change in unrealized appreciation/depreciation of investments									24,475	413,514
		Net Increase (Decrease) in Net Assets Resulting from Operations							81,544	376,438

Dividends and Distributions to Shareholders
From net investment income									(40,625)	(43,949)
					Total Dividends and Distributions				(40,625)	(43,949)

Capital Share Transactions
Net increase (decrease) in capital share transactions									116,212	150,652
				Total increase (decrease) in net assets					157,131	483,141

Net Assets
Beginning of period									2,521,267	2,038,126
End of period (including undistributed net investment income as set forth below)								$ 2,678,398		$ 2,521,267
Undistributed (overdistributed) net investment income (loss)								$ 5,570		$ 4,252

	Class A Class B		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 10,335 $	143 $	70,376	$ 229,478	$ 6,715	$ 7,691	$ 24,711	$ 28,506	$ 46,127
Reinvested	554	34	3,216	29,928	311	527	1,441	1,462	3,149
Redeemed	(5,799)	(718)	(36,609)	(151,368)	(6,340)	(19,094)	(29,365)	(21,524)	(77,675)
Net Increase (Decrease)	$ 5,090 $	(541) $	36,983	$ 108,038	$ 686	$ (10,876) $	(3,213) $	8,444	$ (28,399)
Shares:
Sold	883	12	5,943	19,306	570	651	2,088	2,416	3,921
Reinvested	48	3	275	2,543	27	45	123	125	268
Redeemed	(495)	(61)	(3,102)	(12,743)	(529)	(1,616)	(2,610)	(1,828)	(6,488)
Net Increase (Decrease)	436	(46)	3,116	9,106	68	(920)	(399)	713	(2,299)
Year Ended October 31, 2010
Dollars:
Sold	$ 8,082 $	315 $	52,925	$ 196,802	$ 7,216	$ 12,410	$ 25,031	$ 28,368	$ 45,475
Reinvested	602	69	3,427	31,433	428	788	1,944	1,733	3,523
Redeemed	(5,289)	(1,030)	(28,078)	(126,643)	(5,177)	(11,397)	(22,729)	(29,237)	(40,339)
Net Increase (Decrease)	$ 3,395 $	(646) $	28,274	$ 101,592	$ 2,467	$ 1,801	$ 4,246	$ 864	$ 8,659
Shares:
Sold	778	31	5,057	18,758	695	1,183	2,402	2,725	4,331
Reinvested	59	7	333	3,043	42	77	189	169	342
Redeemed	(510)	(100)	(2,687)	(12,171)	(489)	(1,105)	(2,165)	(2,754)	(3,914)
Net Increase (Decrease)	327	(62)	2,703	9,630	248	155	426	140	759

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (556) $	(34) $	(3,217) $	(29,928) $	(311) $	(527) $	(1,441) $	(1,462) $	(3,149)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (556) $	(34) $	(3,217) $	(29,928) $	(311) $	(527) $	(1,441) $	(1,462) $	(3,149)
Year Ended October 31, 2010
From net investment
income	$ (603) $	(70) $	(3,427) $	(31,433) $	(428) $	(788) $	(1,944) $	(1,733) $	(3,523)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (603) $	(70) $	(3,427) $	(31,433) $	(428) $	(788) $	(1,944) $	(1,733) $	(3,523)

See accompanying notes.

39

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2050 Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 16,538		$ 16,250
Net realized gain (loss) on investments									7,251	(31,031)
Change in unrealized appreciation/depreciation of investments									9,866	173,530
		Net Increase (Decrease) in Net Assets Resulting from Operations							33,655	158,749

Dividends and Distributions to Shareholders
From net investment income								(15,688)		(16,581)
					Total Dividends and Distributions			(15,688)		(16,581)

Capital Share Transactions
Net increase (decrease) in capital share transactions									46,954	72,826
Redemption fees - Class J									–	1
				Total increase (decrease) in net assets					64,921	214,995

Net Assets
Beginning of period								1,059,053		844,058
End of period (including undistributed net investment income as set forth below)								$ 1,123,974		$ 1,059,053
Undistributed (overdistributed) net investment income (loss)								$ 1,766		$ 927

	Class A Class B		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 6,191 $	18 $	22,890	$ 130,220	$ 3,956	$ 4,484 $	14,336	$ 11,930	$ 22,145
Reinvested	296	7	604	12,498	114	198	449	488	1,031
Redeemed	(4,256)	(355)	(10,488)	(115,701)	(3,079)	(9,407)	(10,790)	(6,602)	(24,223)
Net Increase (Decrease)	$ 2,231 $	(330) $	13,006	$ 27,017	$ 991	$ (4,725) $	3,995	$ 5,816	$ (1,047)
Shares:
Sold	541	2	2,043	11,438	351	396	1,261	1,041	1,960
Reinvested	26	1	54	1,107	10	18	40	43	91
Redeemed	(373)	(32)	(936)	(10,087)	(270)	(822)	(1,011)	(577)	(2,105)
Net Increase (Decrease)	194	(29)	1,161	2,458	91	(408)	290	507	(54)
Year Ended October 31, 2010
Dollars:
Sold	$ 5,027 $	101 $	16,387	$ 97,209	$ 3,686	$ 5,314 $	10,727	$ 11,370	$ 20,040
Reinvested	325	19	588	12,915	141	295	594	602	1,099
Redeemed	(3,421)	(362)	(7,142)	(57,302)	(2,045)	(4,769)	(9,474)	(11,491)	(17,607)
Net Increase (Decrease)	$ 1,931 $	(242) $	9,833	$ 52,822	$ 1,782	$ 840 $	1,847	$ 481	$ 3,532
Shares:
Sold	500	10	1,660	9,677	371	531	1,078	1,144	1,996
Reinvested	33	2	60	1,307	14	30	61	61	112
Redeemed	(340)	(36)	(723)	(5,759)	(203)	(484)	(949)	(1,133)	(1,793)
Net Increase (Decrease)	193	(24)	997	5,225	182	77	190	72	315

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (298) $	(7) $	(605) $	(12,498) $	(114) $	(198) $	(449) $	(488) $	(1,031)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(298) $	(7) $	(605) $	(12,498) $	(114) $	(198) $	(449) $	(488) $	(1,031)
Year Ended October 31, 2010
From net investment
income	$ (326) $	(19) $	(590) $	(12,915) $	(141) $	(295) $	(594) $	(602) $	(1,099)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(326) $	(19) $	(590) $	(12,915) $	(141) $	(295) $	(594) $	(602) $	(1,099)

See accompanying notes.

40

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

									Principal LifeTime
Amounts in thousands									Strategic Income Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 20,377		$ 19,988
Net realized gain (loss) on investments									3,241	(31,672)
Change in unrealized appreciation/depreciation of investments									819	91,166
		Net Increase (Decrease) in Net Assets Resulting from Operations							24,437	79,482

Dividends and Distributions to Shareholders
From net investment income									(19,583)	(20,361)
					Total Dividends and Distributions				(19,583)	(20,361)

Capital Share Transactions
Net increase (decrease) in capital share transactions									3,938	54,704
				Total increase (decrease) in net assets					8,792	113,825

Net Assets
Beginning of period									672,818	558,993
End of period (including undistributed net investment income as set forth below)								$ 681,610		$ 672,818
Undistributed (overdistributed) net investment income (loss)								$ 10,083		$ 9,397

	Class A Class B		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 4,312 $	180 $	15,414	$ 89,908	$ 3,332	$ 5,035 $	13,600	$ 7,523	$ 13,195
Reinvested	718	17	1,665	13,796	274	287	887	755	1,173
Redeemed	(5,412)	(243)	(14,117)	(98,254)	(4,053)	(10,472)	(13,737)	(7,943)	(13,902)
Net Increase (Decrease)	$ (382) $	(46) $	2,962	$ 5,450	$ (447) $	(5,150) $	750	$ 335	$ 466
Shares:
Sold	396	16	1,427	8,296	308	467	1,260	697	1,215
Reinvested	67	2	158	1,303	26	27	85	72	111
Redeemed	(494)	(23)	(1,309)	(9,061)	(373)	(972)	(1,285)	(737)	(1,287)
Net Increase (Decrease)	(31)	(5)	276	538	(39)	(478)	60	32	39
Year Ended October 31, 2010
Dollars:
Sold	$ 5,173 $	193 $	7,515	$ 121,840	$ 6,591	$ 8,944 $	28,131	$ 11,205	$ 14,324
Reinvested	746	24	1,834	13,752	324	571	898	830	1,364
Redeemed	(3,549)	(181)	(8,827)	(81,470)	(5,081)	(14,047)	(26,693)	(10,238)	(19,469)
Net Increase (Decrease)	$ 2,370 $	36 $	522	$ 54,122	$ 1,834	$ (4,532) $	2,336	$ 1,797	$ (3,781)
Shares:
Sold	503	19	738	11,979	657	890	2,786	1,118	1,381
Reinvested	75	3	187	1,399	33	58	92	85	139
Redeemed	(345)	(18)	(871)	(8,048)	(501)	(1,402)	(2,640)	(1,005)	(1,913)
Net Increase (Decrease)	233	4	54	5,330	189	(454)	238	198	(393)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (724) $	(17) $	(1,670) $	(13,796) $	(274) $	(287) $	(887) $	(755) $	(1,173)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(724) $	(17) $	(1,670) $	(13,796) $	(274) $	(287) $	(887) $	(755) $	(1,173)
Year Ended October 31, 2010
From net investment
income	$ (756) $	(24) $	(1,842) $	(13,752) $	(324) $	(571) $	(898) $	(830) $	(1,364)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(756) $	(24) $	(1,842) $	(13,752) $	(324) $	(571) $	(898) $	(830) $	(1,364)

See accompanying notes.

41

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SAM Balanced Portfolio
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 66,154		$ 60,354
Net realized gain (loss) on investments									38,125	(28,322)
Change in unrealized appreciation/depreciation of investments									17,246	416,164
		Net Increase (Decrease) in Net Assets Resulting from Operations							121,525	448,196

Dividends and Distributions to Shareholders
From net investment income									(66,299)	(63,898)
					Total Dividends and Distributions				(66,299)	(63,898)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(30,252)	(184,260)
Redemption fees - Class A									–	9
Redemption fees - Class C									–	2
Redemption fees - Class J									–	5
				Total increase (decrease) in net assets					24,974	200,054

Net Assets
Beginning of period									3,215,571	3,015,517
End of period (including undistributed net investment income as set forth below)								$ 3,240,545		$ 3,215,571
Undistributed (overdistributed) net investment income (loss)								$ 2,674		$ 2,858

	Class A	Class B	Class C	Class J Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 272,512 $	8,024 $	68,616	$ 182,604	$ 130,730	$ 1,000	$ 5,778	$ 14,708	$ 13,466	$ 25,534
Reinvested	33,429	4,688	7,826	10,421	4,540	88	130	454	279	745
Redeemed	(381,806)	(181,006)	(121,791)	(79,273)	(31,582)	(664)	(3,390)	(5,641)	(2,332)	(8,339)
Net Increase (Decrease)	$ (75,865) $ (168,294) $ (45,349) $ 113,752				$ 103,688	$ 424	$ 2,518	$ 9,521	$ 11,413	$ 17,940
Shares:
Sold	21,141	623	5,383	14,545	10,335	79	459	1,140	1,049	2,027
Reinvested	2,631	369	622	840	363	7	11	36	22	59
Redeemed	(29,763)	(14,089)	(9,606)	(6,346)	(2,500)	(53)	(259)	(445)	(185)	(661)
Net Increase (Decrease)	(5,991)	(13,097)	(3,601)	9,039	8,198	33	211	731	886	1,425
Year Ended October 31, 2010
Dollars:
Sold	$ 269,066 $	15,627 $	64,178	$ 180,111	$ 57,984	$ 1,544	$ 3,554	$ 9,060	$ 4,487	$ 11,813
Reinvested	33,835	7,094	8,487	6,660	2,493	71	50	279	134	480
Redeemed	(421,825)	(221,529)	(142,265)	(45,515)	(15,294)	(844)	(644)	(3,945)	(3,291)	(6,115)
Net Increase (Decrease)	$ (118,924) $ (198,808) $ (69,600) $ 141,256				$ 45,183	$ 771	$ 2,960	$ 5,394	$ 1,330	$ 6,178
Shares:
Sold	22,892	1,345	5,529	15,732	5,010	133	306	776	391	1,016
Reinvested	2,907	612	737	585	216	6	4	24	11	42
Redeemed	(36,024)	(18,958)	(12,317)	(3,969)	(1,326)	(72)	(56)	(343)	(289)	(524)
Net Increase (Decrease)	(10,225)	(17,001)	(6,051)	12,348	3,900	67	254	457	113	534

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (36,057) $	(5,086) $	(8,484) $ (10,431) $		(4,545) $	(88) $	(130) $	(454) $	(279) $	(745)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (36,057) $	(5,086) $	(8,484) $ (10,431) $		(4,545) $	(88) $	(130) $	(454) $	(279) $	(745)
Year Ended October 31, 2010
From net investment
income	$ (36,812) $	(7,718) $	(9,197) $	(6,662) $	(2,495) $	(71) $	(50) $	(279) $	(134) $	(480)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (36,812) $	(7,718) $	(9,197) $	(6,662) $	(2,495) $	(71) $	(50) $	(279) $	(134) $	(480)

See accompanying notes.

42

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Conservative Balanced Portfolio
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 23,031		$ 19,820
Net realized gain (loss) on investments									13,103		(3,798)
Change in unrealized appreciation/depreciation of investments									(6,423)		78,326
		Net Increase (Decrease) in Net Assets Resulting from Operations							29,711		94,348

Dividends and Distributions to Shareholders
From net investment income								(22,941)			(20,480)
					Total Dividends and Distributions			(22,941)			(20,480)

Capital Share Transactions
Net increase (decrease) in capital share transactions									91,986		78,041
Redemption fees - Class A									–		2
Redemption fees - Class C									–		1
Redemption fees - Class J									–		3
				Total increase (decrease) in net assets					98,756		151,915

Net Assets
Beginning of period								823,172			671,257
End of period (including undistributed net investment income as set forth below)								$ 921,928		$ 823,172
Undistributed (overdistributed) net investment income (loss)								$ 1,324		$ 1,250

	Class A Class B Class C			Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 89,146 $	4,229 $	31,851 $	90,818 $	46,664	$ 1,031 $	1,442 $	11,467 $	3,503 $	10,849
Reinvested	8,269	1,119	3,252	5,796	2,496	70	78	316	127	239
Redeemed	(78,135)	(33,417)	(40,731)	(36,104)	(16,935)	(439)	(2,770)	(4,821)	(3,309)	(4,115)
Net Increase (Decrease)	$ 19,280 $ (28,069) $		(5,628) $	60,510 $	32,225	$ 662 $	(1,250) $	6,962 $	321 $	6,973
Shares:
Sold	8,370	399	3,013	8,610	4,408	97	136	1,066	330	1,028
Reinvested	783	106	310	555	238	7	7	30	12	23
Redeemed	(7,342)	(3,129)	(3,855)	(3,435)	(1,610)	(42)	(258)	(459)	(310)	(386)
Net Increase (Decrease)	1,811	(2,624)	(532)	5,730	3,036	62	(115)	637	32	665
Year Ended October 31, 2010
Dollars:
Sold	$ 83,726 $	6,636 $	33,754 $	84,990 $	28,727	$ 1,665 $	3,055 $	5,782 $	2,191 $	2,879
Reinvested	7,950	1,667	3,489	3,853	1,616	45	70	202	118	89
Redeemed	(82,210)	(33,689)	(41,259)	(20,483)	(10,816)	(303)	(308)	(2,935)	(1,848)	(612)
Net Increase (Decrease)	$ 9,466 $ (25,386) $		(4,016) $	68,360 $	19,527	$ 1,407 $	2,817 $	3,049 $	461 $	2,356
Shares:
Sold	8,396	672	3,428	8,614	2,912	170	310	587	223	289
Reinvested	804	169	356	393	164	5	7	21	12	9
Redeemed	(8,264)	(3,391)	(4,181)	(2,080)	(1,097)	(31)	(32)	(300)	(187)	(61)
Net Increase (Decrease)	936	(2,550)	(397)	6,927	1,979	144	285	308	48	237

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (9,012) $	(1,245) $	(3,554) $	(5,804) $	(2,496) $	(70) $	(78) $	(316) $	(127) $	(239)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(9,012) $	(1,245) $	(3,554) $	(5,804) $	(2,496) $	(70) $	(78) $	(316) $	(127) $	(239)
Year Ended October 31, 2010
From net investment
income	$ (8,775) $	(1,867) $	(3,843) $	(3,855) $	(1,616) $	(45) $	(70) $	(202) $	(118) $	(89)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(8,775) $	(1,867) $	(3,843) $	(3,855) $	(1,616) $	(45) $	(70) $	(202) $	(118) $	(89)

See accompanying notes.

43

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Conservative Growth Portfolio
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 27,901		$ 24,590
Net realized gain (loss) on investments									43,410	(45,163)
Change in unrealized appreciation/depreciation of investments									19,346	372,692
		Net Increase (Decrease) in Net Assets Resulting from Operations							90,657	352,119

Dividends and Distributions to Shareholders
From net investment income									(27,147)	(30,292)
					Total Dividends and Distributions				(27,147)	(30,292)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(140,522)	(233,591)
Redemption fees - Class A									–	2
Redemption fees - Class B									–	1
Redemption fees - Class J									–	2
				Total increase (decrease) in net assets					(77,012)	88,241

Net Assets
Beginning of period									2,304,603	2,216,362
End of period (including undistributed net investment income as set forth below)								$ 2,227,591		$ 2,304,603
Undistributed (overdistributed) net investment income (loss)								$ 10,929		$ 10,182

	Class A	Class B	Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 169,206 $	4,487 $	39,181 $	81,189	$ 64,622	$ 1,238	$ 2,490	$ 7,988	$ 4,138	$ 24,115
Reinvested	15,913	1,409	3,277	2,765	1,942	42	66	148	120	217
Redeemed	(271,283)	(123,798)	(100,967)	(34,809)	(16,670)	(1,613)	(2,501)	(6,072)	(1,446)	(5,916)
Net Increase (Decrease)	$ (86,164) $ (117,902) $ (58,509) $			49,145	$ 49,894	$ (333) $	55	$ 2,064	$ 2,812	$ 18,416
Shares:
Sold	12,325	340	3,001	6,101	4,790	93	184	585	306	1,820
Reinvested	1,173	107	253	209	145	3	5	11	9	16
Redeemed	(19,833)	(9,376)	(7,784)	(2,609)	(1,249)	(120)	(182)	(455)	(107)	(439)
Net Increase (Decrease)	(6,335)	(8,929)	(4,530)	3,701	3,686	(24)	7	141	208	1,397
Year Ended October 31, 2010
Dollars:
Sold	$ 173,666 $	9,110 $	36,195 $	73,032	$ 36,257	$ 1,379	$ 2,830	$ 3,657	$ 3,221	$ 6,235
Reinvested	17,189	3,146	4,612	2,017	1,279	33	39	132	83	217
Redeemed	(277,672)	(162,077)	(127,674)	(23,117)	(7,530)	(264)	(681)	(2,191)	(2,970)	(3,744)
Net Increase (Decrease)	$ (86,817) $ (149,821) $ (86,867) $			51,932	$ 30,006	$ 1,148	$ 2,188	$ 1,598	$ 334	$ 2,708
Shares:
Sold	14,176	781	3,112	6,120	3,031	115	238	301	269	525
Reinvested	1,431	271	403	172	108	3	4	11	7	18
Redeemed	(22,805)	(13,799)	(11,038)	(1,940)	(627)	(23)	(58)	(181)	(251)	(304)
Net Increase (Decrease)	(7,198)	(12,747)	(7,523)	4,352	2,512	95	184	131	25	239

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (16,782) $	(1,498) $	(3,563) $	(2,769) $	(1,942) $	(42) $	(66) $	(148) $	(120) $	(217)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (16,782) $	(1,498) $	(3,563) $	(2,769) $	(1,942) $	(42) $	(66) $	(148) $	(120) $	(217)
Year Ended October 31, 2010
From net investment
income	$ (18,172) $	(3,325) $	(4,993) $	(2,019) $	(1,279) $	(33) $	(39) $	(132) $	(83) $	(217)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (18,172) $	(3,325) $	(4,993) $	(2,019) $	(1,279) $	(33) $	(39) $	(132) $	(83) $	(217)

See accompanying notes.

44

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Flexible Income Portfolio
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 34,322		$ 28,055
Net realized gain (loss) on investments									10,832		(1,001)
Change in unrealized appreciation/depreciation of investments									(11,117)		73,229
		Net Increase (Decrease) in Net Assets Resulting from Operations							34,037		100,283

Dividends and Distributions to Shareholders
From net investment income									(34,487)		(30,633)
					Total Dividends and Distributions				(34,487)		(30,633)

Capital Share Transactions
Net increase (decrease) in capital share transactions									161,839		108,949
Redemption fees - Class A									–		6
Redemption fees - Class B									–		1
Redemption fees - Class C									–		6
Redemption fees - Class J									–		4
				Total increase (decrease) in net assets					161,389		178,616

Net Assets
Beginning of period									961,581		782,965
End of period (including undistributed net investment income as set forth below)								$ 1,122,970		$ 961,581
Undistributed (overdistributed) net investment income (loss)								$ 227		$ 416

	Class A	Class B Class C		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 177,122	$ 5,705 $	49,194	$ 157,120	$ 30,926	$ 347	$ 1,089	$ 3,924	$ 2,181	$ 4,272
Reinvested	15,718	1,940	4,778	7,377	1,858	23	39	183	119	154
Redeemed	(132,698)	(49,790)	(59,107)	(42,119)	(11,034)	(478)	(777)	(3,180)	(432)	(2,615)
Net Increase (Decrease)	$ 60,142	$ (42,145) $	(5,135) $ 122,378	$ 21,750	$ (108) $		351	$ 927	$ 1,868	$ 1,811
Shares:
Sold	15,548	504	4,359	13,898	2,719	30	95	343	190	379
Reinvested	1,381	170	423	652	163	2	4	16	10	13
Redeemed	(11,653)	(4,364)	(5,235)	(3,738)	(978)	(42)	(68)	(280)	(38)	(231)
Net Increase (Decrease)	5,276	(3,690)	(453)	10,812	1,904	(10)	31	79	162	161
Year Ended October 31, 2010
Dollars:
Sold	$ 146,514	$ 9,288 $	53,267	$ 103,824	$ 23,675	$ 567	$ 673	$ 2,981	$ 1,632	$ 2,418
Reinvested	14,468	3,271	4,986	3,518	1,206	22	19	152	67	121
Redeemed	(124,027)	(60,694)	(50,708)	(16,660)	(8,916)	(114)	(119)	(716)	(381)	(1,385)
Net Increase (Decrease)	$ 36,955	$ (48,135) $	7,545	$ 90,682	$ 15,965	$ 475	$ 573	$ 2,417	$ 1,318	$ 1,154
Shares:
Sold	13,487	862	4,961	9,595	2,201	54	62	276	152	225
Reinvested	1,336	303	464	326	111	2	2	14	6	11
Redeemed	(11,419)	(5,595)	(4,716)	(1,542)	(828)	(11)	(11)	(66)	(35)	(128)
Net Increase (Decrease)	3,404	(4,430)	709	8,379	1,484	45	53	224	123	108

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (17,268) $	(2,188) $	(5,266) $	(7,382) $	(1,865) $	(23) $	(39) $	(183) $	(119) $	(154)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (17,268) $	(2,188) $	(5,266) $	(7,382) $	(1,865) $	(23) $	(39) $	(183) $	(119) $	(154)
Year Ended October 31, 2010
From net investment
income	$ (16,269) $	(3,725) $	(5,527) $	(3,520) $	(1,211) $	(22) $	(19) $	(152) $	(67) $	(121)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (16,269) $	(3,725) $	(5,527) $	(3,520) $	(1,211) $	(22) $	(19) $	(152) $	(67) $	(121)

See accompanying notes.

45

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Strategic Growth Portfolio
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ 8,075		$ 9,446
Net realized gain (loss) on investments									8,438	(36,621)
Change in unrealized appreciation/depreciation of investments									39,811	261,658
		Net Increase (Decrease) in Net Assets Resulting from Operations							56,324	234,483

Dividends and Distributions to Shareholders
From net investment income									(9,939)	(13,278)
					Total Dividends and Distributions				(9,939)	(13,278)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(100,192)		(162,286)
Redemption fees - Class A									–	1
Redemption fees - Class J									–	5
				Total increase (decrease) in net assets				(53,807)		58,925

Net Assets
Beginning of period								1,462,693		1,403,768
End of period (including undistributed net investment income as set forth below)								$ 1,408,886		$ 1,462,693
Undistributed (overdistributed) net investment income (loss)								$ 7,193		$ 9,057

	Class A	Class B	Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 105,947 $	1,992 $	26,390 $	53,136	$ 31,465	$ 745	$ 1,572	$ 5,659	$ 2,990	$ 10,979
Reinvested	6,718	94	676	1,192	694	21	13	68	30	63
Redeemed	(164,676)	(77,379)	(63,198)	(28,920)	(7,802)	(1,230)	(972)	(2,549)	(940)	(2,970)
Net Increase (Decrease)	$ (52,011) $ (75,293) $ (36,132) $			25,408	$ 24,357	$ (464) $	613	$ 3,178	$ 2,080	$ 8,072
Shares:
Sold	7,065	142	1,877	3,619	2,148	52	106	382	199	754
Reinvested	452	7	48	82	47	1	1	5	2	4
Redeemed	(11,038)	(5,509)	(4,511)	(1,983)	(537)	(83)	(64)	(176)	(66)	(198)
Net Increase (Decrease)	(3,521)	(5,360)	(2,586)	1,718	1,658	(30)	43	211	135	560
Year Ended October 31, 2010
Dollars:
Sold	$ 110,158 $	5,270 $	23,657 $	44,354	$ 18,372	$ 860	$ 999	$ 3,144	$ 1,203	$ 3,900
Reinvested	8,130	1,143	1,598	1,118	527	27	7	56	26	57
Redeemed	(181,790)	(100,775)	(74,658)	(18,999)	(5,907)	(297)	(219)	(1,335)	(1,601)	(1,311)
Net Increase (Decrease)	$ (63,502) $ (94,362) $ (49,403) $			26,473	$ 12,992	$ 590	$ 787	$ 1,865	$ (372) $	2,646
Shares:
Sold	8,340	429	1,903	3,451	1,439	67	78	244	94	309
Reinvested	626	93	131	88	41	2	1	4	2	4
Redeemed	(13,857)	(8,175)	(6,055)	(1,479)	(463)	(23)	(17)	(104)	(127)	(99)
Net Increase (Decrease)	(4,891)	(7,653)	(4,021)	2,060	1,017	46	62	144	(31)	214

Distributions:
Year Ended October 31, 2011
From net investment
income	$ (7,018) $	(101) $	(739) $	(1,192) $	(694) $	(21) $	(13) $	(68) $	(30) $	(63)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (7,018) $	(101) $	(739) $	(1,192) $	(694) $	(21) $	(13) $	(68) $	(30) $	(63)
Year Ended October 31, 2010
From net investment
income	$ (8,511) $	(1,213) $	(1,736) $	(1,118) $	(527) $	(27) $	(7) $	(56) $	(26) $	(57)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (8,511) $	(1,213) $	(1,736) $	(1,118) $	(527) $	(27) $	(7) $	(56) $	(26) $	(57)

See accompanying notes.

46

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund (collectively, the “Principal LifeTime Funds”), SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) (known as the "Funds") are presented herein. The Funds may offer up to ten classes of shares: Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4, and R-5. Information presented in these financial statements pertains to the Class A, Class B, and Class C shares. Certain detailed financial information for the Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares is provided separately.

Effective March 1, 2010, Class B shares of the Funds are no longer available for purchase (including investments through an automated investment plan), except through exchanges and dividend reinvestments. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares. Shareholders who owned Class B shares on February 26, 2010 will still receive dividend reinvestments and may continue to exchange their shares for other Fund’s Class B shares in accordance with the Funds’ current policies. All other features of Class B shares, including 12b-1 distribution and/or service fees, contingent deferred sales charge schedules, and conversion features, remain unchanged and continue in effect.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. The Funds invest in Institutional Class shares of other series of Principal Funds, Inc. (the "Underlying Funds"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to one of the Funds are charged to that Fund. Other expenses not directly attributed to one of the Funds are apportioned among the registered investment companies managed by Principal Management Corporation (the “Manager”).

In addition to the expenses that each of the Funds bear directly, each of the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Funds may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Funds will vary. Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations. Expenses included in the statements of operations of the Funds reflect the expenses of each of the Funds and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

47

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

2. Significant Accounting Policies (Continued)

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2011, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2008-2011. No examinations are in progress or anticipated at this time.

Recent Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU No. 2011-04 amends ASC 820, Fair Value Measurements and Disclosures to require additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following: 1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and 2) for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs. Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

Subsequent Events. Management has evaluated events or transactions that may have occurred since October 31, 2011, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

3. Operating Policies

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Line of Credit. The Funds participate with other registered investment companies managed by Principal Management Corporation in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Fed Funds Rate or LIBOR Rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. The Funds did not borrow against the line of credit during the year ended October 31, 2011.

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

48

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

4. Fair Valuation (Continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. As of October 31, 2011 there were no significant transfers between Level 1 and Level 2.

As of October 31, 2011, 100% of each of the Funds’ investments were valued based on Level 1 inputs.

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.). A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of each of the Funds, which are affiliates of the Manager. The annual rate paid by each of the Principal LifeTime Funds is 0.03% of each of the Principal LifeTime Funds’ average net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .55% of aggregate net assets up to $500 million, .50% of the next $500 million of aggregate net assets, .45% of the next $1 billion of aggregate net assets, .40% of the next $1 billion of aggregate net assets, .35% of the next $1 billion of aggregate net assets, .30% of the next $1 billion of aggregate net assets and .25% of aggregate net assets over $5 billion.

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class B, Class C, Class J, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services.

49

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

5. Management Agreement and Transactions with Affiliates (Continued)

The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for Class A and Class B shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to Class A and Class B shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Period from November 1, 2010 through October 31, 2011
	Class A	Class B	Expiration Date
Principal LifeTime 2010 Fund	.41%	N/A	February 29, 2012
Principal LifeTime 2020 Fund	.41	1.16%	February 29, 2012
Principal LifeTime 2030 Fund	.41	1.16	February 29, 2012
Principal LifeTime 2040 Fund	.41	1.16	February 29, 2012
Principal LifeTime 2050 Fund	.41	1.16	February 29, 2012
Principal LifeTime Strategic Income Fund	.41	1.16	February 29, 2012
SAM Balanced Fund	N/A	1.70*	February 29, 2012
SAM Conservative Balanced Fund	N/A	1.69*	February 29, 2012
SAM Conservative Growth Fund	N/A	1.71*	February 29, 2012
SAM Flexible Income Fund	N/A	1.69*	February 29, 2012
SAM Strategic Growth Fund	N/A	1.75*	February 29, 2012

*Period from January 31, 2011 through October 31, 2011.

The Manager contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) to .95% for Class J shares of each of SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio and SAM Strategic Growth Portfolio. The expense limit expired February 28, 2011.

The Manager has voluntarily agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) attributable to Institutional class shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at anytime. The operating expense limits are as follows:

	Expense Limit		Expense Limit
SAM Balanced Portfolio	.40%	SAM Flexible Income Portfolio	.40%
SAM Conservative Balanced Portfolio	.40	SAM Strategic Growth Portfolio	.40
SAM Conservative Growth Portfolio	.40

Distribution Fees. The Class A, Class B, Class C, Class J, R-1, R-2, R-3, and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Funds. A portion of the distribution fee may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, 1.00%, .45%, .35%, .30%, .25%, and .10% for Class A, Class B, Class C, Class J, R-1, R-2, R-3 and R-4 classes of shares, respectively.

Principal Funds Distributor, Inc. has voluntarily agreed to limit the distribution fees (expressed as a percent of average net assets on an annualized basis) attributable to Class J shares. The limit will maintain the level of distribution fees not to exceed .30% for Class J shares. Prior to January 1, 2011, the limit was .35%. The expense limit may be terminated at any time.

50

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

5. Management Agreement and Transactions with Affiliates (Continued)

Sales Charges. Principal Funds Distributor, Inc., as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. Principal Funds Distributor, Inc. also retains sales charges on sales of Class A shares based on declining rates which begin at 3.75% for Principal LifeTime Strategic Income Fund and SAM Flexible Income Portfolio and 5.50% for all other Funds. The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2011, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Principal LifeTime 2010 Fund	$ 48	N/A	N/A	$ 45
Principal LifeTime 2020 Fund	226	$ 9	N/A	110
Principal LifeTime 2030 Fund	309	15	N/A	139
Principal LifeTime 2040 Fund	202	6	N/A	81
Principal LifeTime 2050 Fund	124	4	N/A	26
Principal LifeTime Strategic Income Fund	20	1	N/A	8
SAM Balanced Portfolio	1,544	230	$ 41	228
SAM Conservative Balanced Portfolio	641	39	18	90
SAM Conservative Growth Portfolio	1,024	184	22	94
SAM Flexible Income Portfolio	602	57	28	111
SAM Strategic Growth Portfolio	772	174	17	64

Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

Affiliated Ownership. At October 31, 2011, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Institutional		Institutional
Principal LifeTime 2010 Fund	80,956	SAM Balanced Portfolio	17,222
Principal LifeTime 2020 Fund	237,801	SAM Conservative Balanced Portfolio	8,159
Principal LifeTime 2030 Fund	229,463	SAM Conservative Growth Portfolio	10,464
Principal LifeTime 2040 Fund	141,047	SAM Flexible Income Portfolio	4,255
Principal LifeTime 2050 Fund	68,923	SAM Strategic Growth Portfolio	4,674
Principal LifeTime Strategic Income Fund	38,920

51

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

6. Capital Share Transactions

For the year ended October 31, 2011, the following table reflects the conversion of Class B shares into Class A shares. The amounts are also shown in the statement of changes in net assets as shares sold and dollars sold for Class A and shares redeemed and dollars redeemed for Class B (amounts in thousands).

	Shares	Dollars
Principal LifeTime 2020 Fund	27	$ 320
Principal LifeTime 2030 Fund	20	235
Principal LifeTime 2040 Fund	9	103
Principal LifeTime 2050 Fund	3	30
Principal LifeTime Strategic Income Fund	13	140
SAM Balanced Portfolio	6,950	89,892
SAM Conservative Balanced Portfolio	1,469	15,756
SAM Conservative Growth Portfolio	4,202	55,807
SAM Flexible Income Portfolio	2,139	24,506
SAM Strategic Growth Portfolio	2,316	32,764

7. Investment Transactions

For the year ended October 31, 2011, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

	Purchases	Sales		Purchases	Sales
Principal LifeTime 2010 Fund	$ 286,686	$ 438,036	SAM Balanced Portfolio	$ 987,002	$ 1,005,268
Principal LifeTime 2020 Fund	534,440	442,437	SAM Conservative Balanced Portfolio	285,174	189,721
Principal LifeTime 2030 Fund	621,263	488,627	SAM Conservative Growth Portfolio	753,152	882,352
Principal LifeTime 2040 Fund	462,049	340,372	SAM Flexible Income Portfolio	367,955	205,792
Principal LifeTime 2050 Fund	227,343	176,433	SAM Strategic Growth Portfolio	568,820	661,928
Principal LifeTime Strategic Income Fund	137,297	133,080

52

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

8. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended October 31, 2011 and October 31, 2010 were as follows (amounts in thousands):

	Ordinary Income
	2011	2010
Principal LifeTime 2010 Fund	$ 42,837 $	50,866
Principal LifeTime 2020 Fund	103,087	111,134
Principal LifeTime 2030 Fund	79,981	87,744
Principal LifeTime 2040 Fund	40,625	43,949
Principal LifeTime 2050 Fund	15,688	16,581
Principal LifeTime Strategic Income Fund	19,583	20,361
SAM Balanced Portfolio	66,299	63,898
SAM Conservative Balanced Portfolio	22,941	20,480
SAM Conservative Growth Portfolio	27,147	30,292
SAM Flexible Income Portfolio	34,487	30,633
SAM Strategic Growth Portfolio	9,939	13,278

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of October 31, 2011, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed
	Ordinary Income	Long-Term Capital Gains
Principal LifeTime 2010 Fund	$ 15,722	$ —
Principal LifeTime 2020 Fund	24,216	—
Principal LifeTime 2030 Fund	13,199	—
Principal LifeTime 2040 Fund	5,570	—
Principal LifeTime 2050 Fund	1,766	—
Principal LifeTime Strategic Income Fund	10,083	—
SAM Balanced Portfolio	2,674	—
SAM Conservative Balanced Portfolio	1,323	4,616
SAM Conservative Growth Portfolio	10,929	—
SAM Flexible Income Portfolio	227	1,578
SAM Strategic Growth Portfolio	7,193	—

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gain of the Funds. At October 31, 2011, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

	Net Capital Loss Carryforward Expiring In:
	2017	2018	2019	Total
Principal LifeTime 2010 Fund	$ 67,434	$105,649	$–	$ 173,083
Principal LifeTime 2020 Fund	44,039	185,113	–	229,152
Principal LifeTime 2030 Fund	14,825	156,923	–	171,748
Principal LifeTime 2040 Fund	–	70,916	–	70,916
Principal LifeTime 2050 Fund	–	25,894	–	25,894
Principal LifeTime Strategic Income Fund	25,038	32,135	–	57,173
SAM Balanced Portfolio	108,600	20,659	–	129,259
SAM Conservative Growth Portfolio	90,668	39,097	–	129,765
SAM Strategic Growth Portfolio	85,133	31,420	6,329	122,882

Capital losses generated during the fiscal year ending October 31, 2011 will not yet be subject to the provisions of the Regulated Investment Company Modernization Act of 2010. Effective for taxable years beginning after the enactment date of the Act, December 22, 2010, net capital losses will be carried forward with no expiration and with the character of the loss retained. Capital losses generated in future years must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

53

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

8. Federal Tax Information (Continued)

As of October 31, 2011, the following funds utilized capital loss carryforwards as follows (amounts in thousands):

Utilized
Principal LifeTime 2010 Fund	$ 9,127
Principal LifeTime 2020 Fund	21,292
Principal LifeTime 2030 Fund	24,839
Principal LifeTime 2040 Fund	15,327
Principal LifeTime 2050 Fund	7,420
Principal LifeTime Strategic Income Fund	2,823
SAM Balanced Portfolio	20,819
SAM Conservative Balanced Portfolio	5,537
SAM Conservative Growth Portfolio	32,876
SAM Flexible Income Portfolio	6,338

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated Net
	Undistributed Net	Realized Gain on
	Investment Income	Investments	Paid in Capital
SAM Balanced Portfolio	$ –	$ 96	$ (96)
SAM Conservative Growth Portfolio	4	–	(4)
SAM Flexible Income Portfolio	–	(581)	581

54

		Schedule of Investments
		Principal LifeTime 2010 Fund
		October 31, 2011

INVESTMENT COMPANIES - 100.07%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.07%
Bond & Mortgage Securities Fund (a)	18,707,954	$ 198,679
Bond Market Index Fund (a)	5,743,831	63,412
Core Plus Bond Fund I (a)	16,607,455	184,342
Diversified International Fund (a)	5,169,245	48,591
Diversified Real Asset Fund (a)	5,478,873	64,212
Global Diversified Income Fund (a)	5,372,746	69,523
Global Multi-Strategy Fund (a)	2,220,000	22,200
High Yield Fund I (a)	5,007,915	55,337
Inflation Protection Fund (a)	21,226,869	183,612
International Emerging Markets Fund (a)	1,479,132	35,011
International Equity Index Fund (a)	2,032,210	19,509
International Fund I (a)	2,912,522	30,028
International Value Fund I (a)	5,008,147	49,531
LargeCap Growth Fund (a),(b)	6,317,331	50,981
LargeCap Growth Fund I (a)	10,457,841	99,140
LargeCap S&P 500 Index Fund (a)	6,323,265	56,214
LargeCap Value Fund (a)	5,266,401	49,083
LargeCap Value Fund I (a)	9,328,569	97,484
MidCap Growth Fund III (a),(b)	2,219,999	23,510
MidCap Value Fund I (a)	1,865,390	23,448
Preferred Securities Fund (a)	3,791,454	36,588
Real Estate Securities Fund (a)	815,113	14,191
Short-Term Income Fund (a)	9,742,810	116,524
SmallCap Growth Fund I (a),(b)	2,266,507	24,682
SmallCap Value Fund II (a)	2,481,766	22,485
		$ 1,638,317
TOTAL INVESTMENT COMPANIES		$ 1,638,317
Total Investments		$ 1,638,317
Liabilities in Excess of Other Assets, Net - (0.07)%		$ (1,175)
TOTAL NET ASSETS - 100.00%		$ 1,637,142

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 121,321
Unrealized Depreciation	(107,096)
Net Unrealized Appreciation (Depreciation)	$ 14,225
Cost for federal income tax purposes	$ 1,624,092

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	51.21%
Domestic Equity Funds	28.17%
International Equity Funds	11.16%
Specialty Funds	9.53%
Liabilities in Excess of Other Assets, Net	(0.07)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

55

Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	19,600,405	$ 211,675	1,297,479 $	13,640	2,189,930	$ 23,240	18,707,954	$ 201,923
Bond Market Index Fund	4,937,831	49,994	1,314,168	13,974	508,168	5,395	5,743,831	58,622
Core Plus Bond Fund I	17,269,571	182,374	1,421,821	15,555	2,083,937	23,040	16,607,455	175,018
Diversified International Fund	—	—	5,184,540	80,457	15,295	142	5,169,245	80,317
Diversified Real Asset Fund	5,982,093	61,841	193,464	2,247	696,684	8,046	5,478,873	56,521
Global Diversified Income Fund	5,032,664	55,073	1,103,092	14,827	763,010	10,055	5,372,746	59,976
Global Multi-Strategy Fund	—	—	2,220,000	22,200	—	—	2,220,000	22,200
High Yield Fund I	5,234,050	51,162	571,632	6,179	797,767	8,760	5,007,915	48,805
Inflation Protection Fund	9,451,506	85,807	13,345,367	108,704	1,570,004	13,195	21,226,869	181,495
International Emerging Markets Fund	1,695,636	45,596	30,725	814	247,229	6,419	1,479,132	39,952
International Equity Index Fund	2,199,432	20,477	109,365	1,126	276,587	2,915	2,032,210	18,782
International Fund I	3,709,919	51,897	123,621	1,422	921,018	10,336	2,912,522	44,902
International Growth Fund	7,740,837	103,970	266,653	2,283	8,007,490	99,223	—	—
International Value Fund I	5,765,582	52,194	618,053	6,588	1,375,488	15,057	5,008,147	44,635
LargeCap Growth Fund	8,423,260	62,322	139,953	1,147	2,245,882	18,086	6,317,331	45,450
LargeCap Growth Fund I	15,649,431	128,111	238,282	2,231	5,429,872	50,989	10,457,841	82,924
LargeCap S&P 500 Index Fund	12,939,414	125,606	322,893	2,848	6,939,042	62,451	6,323,265	66,285
LargeCap Value Fund	6,798,692	68,522	211,748	1,989	1,744,039	16,650	5,266,401	54,142
LargeCap Value Fund I	11,384,325	124,255	370,705	3,941	2,426,461	25,948	9,328,569	102,963
MidCap Growth Fund III	2,807,945	15,902	30,156	328	618,102	6,761	2,219,999	11,103
MidCap Value Fund I	2,217,973	17,459	50,481	662	403,064	5,300	1,865,390	13,406
Preferred Securities Fund	6,208,324	66,947	391,775	3,908	2,808,645	27,401	3,791,454	41,116
Real Estate Securities Fund	4,124,582	63,561	35,348	577	3,344,817	57,233	815,113	7,558
Short-Term Income Fund	6,074,339	72,553	4,857,908	58,706	1,189,437	14,255	9,742,810	116,997
SmallCap Growth Fund I	2,657,039	29,031	29,661	328	420,193	4,661	2,266,507	24,435
SmallCap Value Fund II	2,762,258	21,852	45,231	438	325,723	3,112	2,481,766	19,487

		$ 1,768,181	$ 367,119			$ 518,670		$ 1,619,014

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 8,330		$ (152)			$ —
Bond Market Index Fund		1,016			49			7
Core Plus Bond Fund I		7,777			129			2,320
Diversified International Fund		—			2			—
Diversified Real Asset Fund		331			479			10
Global Diversified Income Fund		4,220			131			166
Global Multi-Strategy Fund		—			—			—
High Yield Fund I		4,498			224			774
Inflation Protection Fund		3,122			179			—
International Emerging Markets Fund		263			(39)			—
International Equity Index Fund		394			94			8
International Fund I		614			1,919			—
International Growth Fund		1,879			(7,030)			—
International Value Fund I		1,784			910			3,532
LargeCap Growth Fund		—			67			—
LargeCap Growth Fund I		173			3,571			—
LargeCap S&P 500 Index Fund		1,515			282			—
LargeCap Value Fund		843			281			—
LargeCap Value Fund I		1,655			715			—
MidCap Growth Fund III		—			1,634			—
MidCap Value Fund I		334			585			—
Preferred Securities Fund		3,338			(2,338)			223
Real Estate Securities Fund		577			653			—
Short-Term Income Fund		2,513			(7)			—
SmallCap Growth Fund I		—			(263)			—
SmallCap Value Fund II		110			309			—
	$ 45,286		$ 2,384			$ 7,040
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes.

56

		Schedule of Investments
		Principal LifeTime 2020 Fund
		October 31, 2011

INVESTMENT COMPANIES - 99.98%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 99.98%
Bond & Mortgage Securities Fund (a)	46,112,420	$ 489,714
Bond Market Index Fund (a)	13,401,800	147,956
Core Plus Bond Fund I (a)	38,779,792	430,456
Diversified International Fund (a)	24,133,903	226,859
Diversified Real Asset Fund (a)	11,914,117	139,633
Global Diversified Income Fund (a)	4,716,932	61,037
Global Multi-Strategy Fund (a)	4,825,000	48,250
Global Real Estate Securities Fund (a)	1,387,821	9,812
High Yield Fund I (a)	24,664,844	272,546
Inflation Protection Fund (a)	4,713,637	40,773
International Emerging Markets Fund (a)	6,021,308	142,524
International Equity Index Fund (a)	8,482,692	81,434
International Fund I (a)	13,794,019	142,216
International Value Fund I (a)	23,124,444	228,701
LargeCap Growth Fund (a),(b)	29,301,270	236,461
LargeCap Growth Fund I (a)	54,904,839	520,498
LargeCap S&P 500 Index Fund (a)	32,892,910	292,418
LargeCap Value Fund (a)	25,510,184	237,755
LargeCap Value Fund I (a)	44,359,999	463,562
MidCap Growth Fund III (a),(b)	9,277,019	98,244
MidCap Value Fund I (a)	6,927,672	87,081
Preferred Securities Fund (a)	13,139,097	126,792
Real Estate Securities Fund (a)	11,168,286	194,440
SmallCap Growth Fund I (a),(b)	9,497,098	103,423
SmallCap Value Fund II (a)	10,387,855	94,114
		$ 4,916,699
TOTAL INVESTMENT COMPANIES		$ 4,916,699
Total Investments		$ 4,916,699
Other Assets in Excess of Liabilities, Net - 0.02%		$ 926
TOTAL NET ASSETS - 100.00%		$ 4,917,625

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 392,834
Unrealized Depreciation	(375,246)
Net Unrealized Appreciation (Depreciation)	$ 17,588
Cost for federal income tax purposes	$ 4,899,111

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	47.34%
Fixed Income Funds	30.67%
International Equity Funds	16.91%
Specialty Funds	5.06%
Other Assets in Excess of Liabilities, Net	0.02%
TOTAL NET ASSETS	100.00%

See accompanying notes.

57

Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	46,178,187	$ 495,859	2,881,535 $	30,363	2,947,302	$ 31,399	46,112,420	$ 494,694
Bond Market Index Fund	12,820,028	130,342	1,439,702	15,292	857,930	9,034	13,401,800	136,628
Core Plus Bond Fund I	38,528,584	409,805	3,039,855	33,255	2,788,647	30,746	38,779,792	412,432
Diversified International Fund	—	—	24,155,191	354,305	21,288	199	24,133,903	354,106
Diversified Real Asset Fund	11,961,893	123,619	860,958	10,009	908,734	10,536	11,914,117	123,244
Global Diversified Income Fund	191,819	2,538	4,723,275	63,758	198,162	2,586	4,716,932	63,695
Global Multi-Strategy Fund	—	—	4,825,000	48,250	—	—	4,825,000	48,250
Global Real Estate Securities Fund	—	—	1,387,821	10,240	—	—	1,387,821	10,240
High Yield Fund I	22,942,010	227,106	3,742,256	40,892	2,019,422	22,191	24,664,844	245,920
Inflation Protection Fund	212,515	1,744	4,654,668	37,720	153,546	1,292	4,713,637	38,183
International Emerging Markets Fund	6,088,291	154,280	386,838	10,267	453,821	11,764	6,021,308	152,790
International Equity Index Fund	8,177,765	76,763	1,182,974	12,076	878,047	9,067	8,482,692	79,815
International Fund I	13,565,297	179,820	1,391,171	16,111	1,162,449	12,968	13,794,019	182,669
International Growth Fund	27,921,704	356,260	1,821,591	15,899	29,743,295	372,839	—	—
International Value Fund I	21,140,409	190,687	3,778,866	40,811	1,794,831	19,219	23,124,444	212,293
LargeCap Growth Fund	29,750,144	214,453	1,678,008	13,763	2,126,882	17,215	29,301,270	211,000
LargeCap Growth Fund I	56,456,853	452,637	2,968,477	28,015	4,520,491	42,233	54,904,839	438,478
LargeCap S&P 500 Index Fund	36,513,918	343,828	2,501,953	22,281	6,122,961	54,087	32,892,910	312,550
LargeCap Value Fund	25,556,981	248,288	1,789,193	16,956	1,835,990	17,214	25,510,184	248,024
LargeCap Value Fund I	44,428,897	471,549	3,171,077	33,899	3,239,975	34,253	44,359,999	471,306
MidCap Growth Fund III	9,523,301	81,632	313,786	3,409	560,068	5,977	9,277,019	79,061
MidCap Value Fund I	6,992,874	80,378	398,154	5,281	463,356	5,978	6,927,672	79,674
Preferred Securities Fund	15,387,124	162,304	1,580,297	15,770	3,828,324	36,787	13,139,097	139,191
Real Estate Securities Fund	11,780,702	189,225	164,065	2,681	776,481	12,784	11,168,286	178,718
SmallCap Growth Fund I	11,914,983	122,094	309,336	3,409	2,727,221	30,676	9,497,098	95,079
SmallCap Value Fund II	10,624,942	83,862	395,499	3,834	632,586	5,977	10,387,855	81,815

		$ 4,799,073	$ 888,546			$ 797,021		$ 4,889,855

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 19,782		$ (129)			$ —
Bond Market Index Fund		2,666			28			19
Core Plus Bond Fund I		17,353			118			5,172
Diversified International Fund		—			—			—
Diversified Real Asset Fund		668			152			20
Global Diversified Income Fund		2,069			(15)			16
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		116			—			2
High Yield Fund I		19,873			113			3,414
Inflation Protection Fund		589			11			—
International Emerging Markets Fund		952			7			—
International Equity Index Fund		1,484			43			30
International Fund I		2,279			(294)			—
International Growth Fund		7,693			680			—
International Value Fund I		6,618			14			13,062
LargeCap Growth Fund		—			(1)			—
LargeCap Growth Fund I		629			59			—
LargeCap S&P 500 Index Fund		4,305			528			—
LargeCap Value Fund		3,193			(6)			—
LargeCap Value Fund I		6,514			111			—
MidCap Growth Fund III		—			(3)			—
MidCap Value Fund I		1,060			(7)			—
Preferred Securities Fund		9,905			(2,096)			567
Real Estate Securities Fund		2,523			(404)			—
SmallCap Growth Fund I		—			252			—
SmallCap Value Fund II		425			96			—
	$ 110,696		$ (743)			$ 22,302
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes.

58

		Schedule of Investments
		Principal LifeTime 2030 Fund
		October 31, 2011

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.01%
Bond & Mortgage Securities Fund (a)	23,665,173	$ 251,324
Bond Market Index Fund (a)	8,391,425	92,641
Core Plus Bond Fund I (a)	20,704,517	229,820
Diversified International Fund (a)	23,346,108	219,453
Diversified Real Asset Fund (a)	8,539,447	100,082
Global Multi-Strategy Fund (a)	4,040,000	40,400
Global Real Estate Securities Fund (a)	2,275,517	16,088
High Yield Fund I (a)	32,405,390	358,080
International Emerging Markets Fund (a)	6,970,039	164,981
International Equity Index Fund (a)	12,084,731	116,013
International Fund I (a)	14,824,217	152,838
International Value Fund I (a)	25,785,465	255,018
LargeCap Growth Fund (a),(b)	31,066,265	250,705
LargeCap Growth Fund I (a)	52,533,707	498,020
LargeCap S&P 500 Index Fund (a)	33,000,026	293,370
LargeCap Value Fund (a)	25,849,547	240,918
LargeCap Value Fund I (a)	46,304,516	483,882
MidCap Growth Fund III (a),(b)	9,593,242	101,592
MidCap Value Fund I (a)	7,638,002	96,010
Preferred Securities Fund (a)	12,430,879	119,958
Real Estate Securities Fund (a)	11,879,636	206,825
SmallCap Growth Fund I (a),(b)	9,739,548	106,064
SmallCap Value Fund II (a)	10,275,829	93,099
		$ 4,487,181
TOTAL INVESTMENT COMPANIES		$ 4,487,181
Total Investments		$ 4,487,181
Liabilities in Excess of Other Assets, Net - (0.01)%		$ (559)
TOTAL NET ASSETS - 100.00%		$ 4,486,622

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 405,608
Unrealized Depreciation	(366,004)
Net Unrealized Appreciation (Depreciation)	$ 39,604
Cost for federal income tax purposes	$ 4,447,577

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	52.84%
Fixed Income Funds	23.43%
International Equity Funds	20.61%
Specialty Funds	3.13%
Liabilities in Excess of Other Assets, Net	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

59

Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	22,989,351	$ 246,317	2,342,598 $	24,636	1,666,776	$ 17,705	23,665,173	$ 253,211
Bond Market Index Fund	8,180,890	83,301	741,492	7,798	530,957	5,600	8,391,425	85,506
Core Plus Bond Fund I	19,878,728	211,442	2,408,413	26,366	1,582,624	17,464	20,704,517	220,428
Diversified International Fund	—	—	23,357,114	343,124	11,006	104	23,346,108	343,020
Diversified Real Asset Fund	7,235,241	74,049	1,874,719	21,976	570,513	6,606	8,539,447	89,515
Global Multi-Strategy Fund	—	—	4,040,000	40,400	—	—	4,040,000	40,400
Global Real Estate Securities Fund	—	—	2,275,517	16,800	—	—	2,275,517	16,800
High Yield Fund I	20,698,976	201,842	13,272,322	147,354	1,565,908	16,976	32,405,390	332,266
International Emerging Markets Fund	6,890,818	167,575	534,234	13,893	455,013	11,833	6,970,039	169,641
International Equity Index Fund	9,614,803	90,166	3,348,149	36,052	878,221	9,116	12,084,731	117,149
International Fund I	14,211,830	186,963	1,707,986	19,678	1,095,599	12,364	14,824,217	194,299
International Growth Fund	27,566,606	349,462	2,040,810	17,830	29,607,416	368,823	—	—
International Value Fund I	21,021,096	190,548	6,580,648	71,867	1,816,279	19,536	25,785,465	242,893
LargeCap Growth Fund	31,849,762	231,374	2,034,901	16,643	2,818,398	22,789	31,066,265	225,224
LargeCap Growth Fund I	59,964,304	474,734	3,457,054	32,530	10,887,651	102,423	52,533,707	408,693
LargeCap S&P 500 Index Fund	35,666,909	332,848	2,889,473	25,698	5,556,356	49,015	33,000,026	309,210
LargeCap Value Fund	26,925,406	262,650	2,113,591	20,001	3,189,450	30,309	25,849,547	252,352
LargeCap Value Fund I	46,641,306	495,433	3,760,486	40,113	4,097,276	43,618	46,304,516	492,167
MidCap Growth Fund III	9,723,532	84,602	455,881	4,890	586,171	6,294	9,593,242	83,197
MidCap Value Fund I	7,655,836	89,509	466,354	6,050	484,188	6,295	7,638,002	89,270
Preferred Securities Fund	13,465,681	137,469	1,932,164	19,275	2,966,966	28,588	12,430,879	127,153
Real Estate Securities Fund	12,648,774	186,918	174,546	2,852	943,684	15,493	11,879,636	174,187
SmallCap Growth Fund I	12,555,228	124,451	270,369	2,877	3,086,049	34,369	9,739,548	93,715
SmallCap Value Fund II	10,376,633	81,926	559,450	5,306	660,254	6,295	10,275,829	81,068

		$ 4,303,579	$ 964,009			$ 831,615		$ 4,441,364

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 9,967		$ (37)			$ —
Bond Market Index Fund		1,698			7			12
Core Plus Bond Fund I		8,948			84			2,656
Diversified International Fund		—			—			—
Diversified Real Asset Fund		404			96			12
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		181			—			2
High Yield Fund I		18,465			46			3,151
International Emerging Markets Fund		1,077			6			—
International Equity Index Fund		1,744			47			36
International Fund I		2,391			22			—
International Growth Fund		7,501			1,531			—
International Value Fund I		6,587			14			12,994
LargeCap Growth Fund		—			(4)			—
LargeCap Growth Fund I		667			3,852			—
LargeCap S&P 500 Index Fund		4,199			(321)			—
LargeCap Value Fund		3,359			10			—
LargeCap Value Fund I		6,828			239			—
MidCap Growth Fund III		—			(1)			—
MidCap Value Fund I		1,159			6			—
Preferred Securities Fund		8,810			(1,003)			496
Real Estate Securities Fund		2,692			(90)			—
SmallCap Growth Fund I		—			756			—
SmallCap Value Fund II		415			131			—
	$ 87,092		$ 5,391			$ 19,359
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes.

60

		Schedule of Investments
		Principal LifeTime 2040 Fund
		October 31, 2011

INVESTMENT COMPANIES - 100.02%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.02%
Bond & Mortgage Securities Fund (a)	6,940,236	$ 73,705
Bond Market Index Fund (a)	2,481,315	27,394
Core Plus Bond Fund I (a)	6,544,132	72,640
Diversified International Fund (a)	17,320,409	162,812
Diversified Real Asset Fund (a)	3,924,329	45,993
Global Multi-Strategy Fund (a)	2,217,000	22,170
Global Real Estate Securities Fund (a)	6,680,240	47,229
High Yield Fund I (a)	15,136,526	167,258
International Emerging Markets Fund (a)	4,803,587	113,701
International Equity Index Fund (a)	8,527,410	81,863
International Fund I (a)	10,266,999	105,853
International Value Fund I (a)	17,984,302	177,865
LargeCap Growth Fund (a),(b)	20,735,039	167,332
LargeCap Growth Fund I (a)	34,554,020	327,572
LargeCap S&P 500 Index Fund (a)	21,987,668	195,470
LargeCap Value Fund (a)	17,290,228	161,145
LargeCap Value Fund I (a)	30,484,194	318,560
MidCap Growth Fund III (a),(b)	6,112,278	64,729
MidCap Value Fund I (a)	4,928,000	61,945
Preferred Securities Fund (a)	7,156,235	69,058
Real Estate Securities Fund (a)	5,137,278	89,440
SmallCap Growth Fund I (a),(b)	5,842,106	63,620
SmallCap Value Fund II (a)	6,807,685	61,678
		$ 2,679,032
TOTAL INVESTMENT COMPANIES		$ 2,679,032
Total Investments		$ 2,679,032
Liabilities in Excess of Other Assets, Net - (0.02)%		$ (634)
TOTAL NET ASSETS - 100.00%		$ 2,678,398

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 261,981
Unrealized Depreciation	(225,205)
Net Unrealized Appreciation (Depreciation)	$ 36,776
Cost for federal income tax purposes	$ 2,642,256

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	56.44%
International Equity Funds	25.73%
Fixed Income Funds	15.30%
Specialty Funds	2.55%
Liabilities in Excess of Other Assets, Net	(0.02)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

61

Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	6,132,472	$ 65,374	1,320,522 $	13,919	512,758	$ 5,424	6,940,236	$ 73,864
Bond Market Index Fund	2,374,213	24,219	288,350	3,041	181,248	1,903	2,481,315	25,358
Core Plus Bond Fund I	5,467,233	57,540	1,553,222	17,171	476,323	5,228	6,544,132	69,484
Diversified International Fund	—	—	17,323,038	238,660	2,629	25	17,320,409	238,635
Diversified Real Asset Fund	3,531,024	36,278	698,948	8,164	305,643	3,528	3,924,329	40,978
Global Multi-Strategy Fund	—	—	2,217,000	22,170	—	—	2,217,000	22,170
Global Real Estate Securities Fund	—	—	6,680,240	50,522	—	—	6,680,240	50,522
High Yield Fund I	11,867,139	116,855	4,178,773	45,961	909,386	9,989	15,136,526	152,841
International Emerging Markets Fund	4,664,940	108,987	474,104	12,257	335,457	8,797	4,803,587	112,446
International Equity Index Fund	6,255,662	58,793	2,908,460	31,276	636,712	6,667	8,527,410	83,445
International Fund I	9,537,153	125,293	1,470,467	16,878	740,621	8,497	10,266,999	133,688
International Growth Fund	18,331,433	224,857	2,984,471	26,589	21,315,904	251,930	—	—
International Value Fund I	14,165,380	127,712	5,154,724	56,255	1,335,802	14,484	17,984,302	169,497
LargeCap Growth Fund	21,326,184	153,035	1,824,346	14,874	2,415,491	19,555	20,735,039	148,343
LargeCap Growth Fund I	38,695,735	301,509	2,987,139	28,003	7,128,854	66,881	34,554,020	264,718
LargeCap S&P 500 Index Fund	25,768,546	229,227	2,513,417	22,320	6,294,295	56,220	21,987,668	195,652
LargeCap Value Fund	17,586,869	168,469	1,806,504	17,064	2,103,145	20,003	17,290,228	165,439
LargeCap Value Fund I	30,214,893	317,454	3,192,362	33,978	2,923,061	31,244	30,484,194	320,300
MidCap Growth Fund III	6,136,281	53,350	478,077	5,165	502,080	5,409	6,112,278	53,105
MidCap Value Fund I	4,801,011	55,476	451,867	5,890	324,878	4,236	4,928,000	57,134
Preferred Securities Fund	6,894,258	68,855	1,822,829	18,295	1,560,852	15,093	7,156,235	71,806
Real Estate Securities Fund	5,598,947	90,021	78,854	1,287	540,523	8,758	5,137,278	82,520
SmallCap Growth Fund I	7,899,367	76,683	470,673	5,165	2,527,934	28,516	5,842,106	53,940
SmallCap Value Fund II	6,901,454	54,640	569,685	5,440	663,454	6,348	6,807,685	53,810

		$ 2,514,627	$ 700,344			$ 578,735		$ 2,639,695

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 2,765		$ (5)			$ —
Bond Market Index Fund		492			1			4
Core Plus Bond Fund I		2,500			1			741
Diversified International Fund		—			—			—
Diversified Real Asset Fund		197			64			6
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		457			—			2
High Yield Fund I		10,237			14			1,771
International Emerging Markets Fund		728			(1)			—
International Equity Index Fund		1,133			43			23
International Fund I		1,609			14			—
International Growth Fund		5,269			484			—
International Value Fund I		4,452			14			8,797
LargeCap Growth Fund		—			(11)			—
LargeCap Growth Fund I		430			2,087			—
LargeCap S&P 500 Index Fund		3,028			325			—
LargeCap Value Fund		2,190			(91)			—
LargeCap Value Fund I		4,414			112			—
MidCap Growth Fund III		—			(1)			—
MidCap Value Fund I		725			4			—
Preferred Securities Fund		4,678			(251)			255
Real Estate Securities Fund		1,168			(30)			—
SmallCap Growth Fund I		—			608			—
SmallCap Value Fund II		275			78			—
	$ 46,747		$ 3,459			$ 11,599
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes.

62

		Schedule of Investments
		Principal LifeTime 2050 Fund
		October 31, 2011

INVESTMENT COMPANIES - 100.06%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.06%
Bond & Mortgage Securities Fund (a)	1,114,716	$ 11,838
Bond Market Index Fund (a)	347,944	3,841
Core Plus Bond Fund I (a)	1,051,286	11,669
Diversified International Fund (a)	7,960,135	74,825
Diversified Real Asset Fund (a)	1,335,123	15,648
Global Multi-Strategy Fund (a)	970,000	9,700
Global Real Estate Securities Fund (a)	2,358,627	16,676
High Yield Fund I (a)	5,106,958	56,432
International Emerging Markets Fund (a)	2,308,135	54,634
International Equity Index Fund (a)	4,255,953	40,857
International Fund I (a)	4,771,524	49,194
International Value Fund I (a)	8,736,505	86,404
LargeCap Growth Fund (a),(b)	9,138,834	73,750
LargeCap Growth Fund I (a)	15,352,684	145,543
LargeCap S&P 500 Index Fund (a)	9,510,124	84,545
LargeCap Value Fund (a)	7,637,491	71,181
LargeCap Value Fund I (a)	13,526,848	141,356
MidCap Growth Fund III (a),(b)	2,564,496	27,158
MidCap Value Fund I (a)	2,151,278	27,042
Preferred Securities Fund (a)	2,778,417	26,812
Real Estate Securities Fund (a)	2,409,912	41,957
SmallCap Growth Fund I (a),(b)	2,449,015	26,670
SmallCap Value Fund II (a)	2,965,775	26,870
		$ 1,124,602
TOTAL INVESTMENT COMPANIES		$ 1,124,602
Total Investments		$ 1,124,602
Liabilities in Excess of Other Assets, Net - (0.06)%		$ (628)
TOTAL NET ASSETS - 100.00%		$ 1,123,974

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 116,984
Unrealized Depreciation	(99,354)
Net Unrealized Appreciation (Depreciation)	$ 17,630
Cost for federal income tax purposes	$ 1,106,972

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	59.26%
International Equity Funds	28.71%
Fixed Income Funds	9.84%
Specialty Funds	2.25%
Liabilities in Excess of Other Assets, Net	(0.06)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

63

Schedule of Investments
Principal LifeTime 2050 Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	979,381	$ 10,475	260,509 $	2,746	125,174	$ 1,320	1,114,716	$ 11,902
Bond Market Index Fund	236,706	2,400	153,435	1,633	42,197	444	347,944	3,589
Core Plus Bond Fund I	888,294	9,181	279,423	3,088	116,431	1,278	1,051,286	10,990
Diversified International Fund	—	—	7,980,407	107,211	20,272	188	7,960,135	107,023
Diversified Real Asset Fund	1,157,290	11,754	316,208	3,696	138,375	1,607	1,335,123	13,860
Global Multi-Strategy Fund	—	—	970,000	9,700	—	—	970,000	9,700
Global Real Estate Securities Fund	—	—	2,358,627	17,651	—	—	2,358,627	17,651
High Yield Fund I	4,947,900	50,638	880,695	9,579	721,637	8,037	5,106,958	52,299
International Emerging Markets Fund	1,971,482	46,535	547,529	14,263	210,876	5,553	2,308,135	55,248
International Equity Index Fund	2,464,804	23,198	2,062,224	22,217	271,075	2,793	4,255,953	42,628
International Fund I	4,219,895	53,387	1,000,367	11,541	448,738	5,186	4,771,524	59,741
International Growth Fund	8,440,801	100,958	1,523,765	13,557	9,964,566	114,647	—	—
International Value Fund I	6,515,688	58,009	2,951,145	32,300	730,328	7,905	8,736,505	82,407
LargeCap Growth Fund	9,992,413	70,513	1,024,897	8,342	1,878,476	15,203	9,138,834	63,680
LargeCap Growth Fund I	17,165,140	134,094	1,797,763	16,873	3,610,219	34,129	15,352,684	117,982
LargeCap S&P 500 Index Fund	10,579,486	93,879	1,361,027	12,067	2,430,389	21,579	9,510,124	84,652
LargeCap Value Fund	8,000,909	75,633	990,410	9,333	1,353,828	12,942	7,637,491	71,968
LargeCap Value Fund I	13,225,176	138,336	1,751,978	18,606	1,450,306	15,534	13,526,848	141,409
MidCap Growth Fund III	2,915,734	24,544	230,962	2,456	582,200	6,403	2,564,496	20,614
MidCap Value Fund I	2,203,622	25,035	216,690	2,787	269,034	3,572	2,151,278	24,255
Preferred Securities Fund	2,346,997	24,143	912,654	9,161	481,234	4,647	2,778,417	28,640
Real Estate Securities Fund	2,555,978	41,489	34,467	563	180,533	2,949	2,409,912	39,092
SmallCap Growth Fund I	3,470,774	33,854	225,175	2,422	1,246,934	13,948	2,449,015	22,715
SmallCap Value Fund II	3,059,769	24,330	271,316	2,544	365,310	3,573	2,965,775	23,452

		$ 1,052,385	$ 334,336			$ 283,437		$ 1,105,497

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 443		$ 1			$ —
Bond Market Index Fund		48			—			—
Core Plus Bond Fund I		406			(1)			121
Diversified International Fund		—			—			—
Diversified Real Asset Fund		65			17			2
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		168			—			1
High Yield Fund I		4,242			119			738
International Emerging Markets Fund		308			3			—
International Equity Index Fund		448			6			9
International Fund I		717			(1)			—
International Growth Fund		2,420			132			—
International Value Fund I		2,061			3			4,079
LargeCap Growth Fund		—			28			—
LargeCap Growth Fund I		190			1,144			—
LargeCap S&P 500 Index Fund		1,237			285			—
LargeCap Value Fund		991			(56)			—
LargeCap Value Fund I		1,922			1			—
MidCap Growth Fund III		—			17			—
MidCap Value Fund I		332			5			—
Preferred Securities Fund		1,704			(17)			88
Real Estate Securities Fund		545			(11)			—
SmallCap Growth Fund I		—			387			—
SmallCap Value Fund II		122			151			—
	$ 18,369		$ 2,213			$ 5,038
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes.

64

Schedule of Investments Principal LifeTime Strategic Income Fund October 31, 2011

INVESTMENT COMPANIES - 99.72%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 99.72%
Bond & Mortgage Securities Fund (a)	10,396,951	$ 110,416
Bond Market Index Fund (a)	2,977,137	32,868
Core Plus Bond Fund I (a)	9,485,243	105,286
Diversified International Fund (a)	798,335	7,504
Diversified Real Asset Fund (a)	2,766,353	32,422
Global Diversified Income Fund (a)	3,306,253	42,783
Global Multi-Strategy Fund (a)	2,130,000	21,300
High Yield Fund I (a)	1,573,727	17,390
Inflation Protection Fund (a)	12,335,264	106,700
International Emerging Markets Fund (a)	117,961	2,792
International Equity Index Fund (a)	310,029	2,976
International Fund I (a)	423,953	4,371
International Value Fund I (a)	978,623	9,678
LargeCap Growth Fund (a),(b)	1,350,234	10,896
LargeCap Growth Fund I (a)	2,173,978	20,609
LargeCap S&P 500 Index Fund (a)	1,044,621	9,287
LargeCap Value Fund (a)	949,805	8,852
LargeCap Value Fund I (a)	1,595,317	16,671
MidCap Growth Fund III (a),(b)	389,031	4,120
MidCap Value Fund I (a)	314,294	3,951
Preferred Securities Fund (a)	1,113,857	10,749
Short-Term Income Fund (a)	7,328,440	87,648
SmallCap Growth Fund I (a),(b)	517,876	5,640
SmallCap Value Fund II (a)	532,453	4,824
		$ 679,733
TOTAL INVESTMENT COMPANIES		$ 679,733
Total Investments		$ 679,733
Other Assets in Excess of Liabilities, Net - 0.28%		$ 1,877
TOTAL NET ASSETS - 100.00%		$ 681,610

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 36,167
Unrealized Depreciation	(21,046)
Net Unrealized Appreciation (Depreciation)	$ 15,121
Cost for federal income tax purposes	$ 664,612

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	69.11%
Specialty Funds	14.16%
Domestic Equity Funds	12.44%
International Equity Funds	4.01%
Other Assets in Excess of Liabilities, Net	0.28%
TOTAL NET ASSETS	100.00%

See accompanying notes.

65

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	11,210,815	$ 120,908	1,154,882 $	12,205	1,968,746	$ 20,738	10,396,951	$ 112,252
Bond Market Index Fund	3,017,691	30,859	476,245	5,049	516,799	5,474	2,977,137	30,435
Core Plus Bond Fund I	10,088,157	107,218	1,222,863	13,449	1,825,777	20,134	9,485,243	100,543
Diversified International Fund	—	—	1,019,708	14,224	221,373	2,050	798,335	11,855
Diversified Real Asset Fund	2,842,271	29,669	379,237	4,426	455,155	5,263	2,766,353	28,899
Global Diversified Income Fund	3,182,389	33,424	562,713	7,458	438,849	5,814	3,306,253	35,076
Global Multi-Strategy Fund	—	—	2,130,000	21,300	—	—	2,130,000	21,300
High Yield Fund I	1,820,567	17,401	308,038	3,335	554,878	6,197	1,573,727	14,737
Inflation Protection Fund	10,273,587	94,195	2,696,401	22,007	634,724	5,348	12,335,264	110,868
International Emerging Markets Fund	120,562	2,817	25,647	658	28,248	727	117,961	2,748
International Equity Index Fund	313,668	3,015	52,963	543	56,602	587	310,029	2,975
International Fund I	648,036	8,299	73,172	829	297,255	3,176	423,953	6,450
International Growth Fund	1,237,422	14,922	102,073	881	1,339,495	15,780	—	—
International Value Fund I	943,862	8,680	186,720	1,981	151,959	1,665	978,623	9,013
LargeCap Growth Fund	1,402,360	9,494	146,559	1,192	198,685	1,621	1,350,234	9,066
LargeCap Growth Fund I	2,254,517	18,034	256,363	2,408	336,902	3,158	2,173,978	17,322
LargeCap S&P 500 Index Fund	1,862,646	17,604	203,556	1,803	1,021,581	9,114	1,044,621	10,585
LargeCap Value Fund	969,420	9,805	147,805	1,397	167,420	1,579	949,805	9,640
LargeCap Value Fund I	1,629,982	15,532	262,450	2,791	297,115	3,158	1,595,317	15,180
MidCap Growth Fund III	418,975	3,343	36,828	397	66,772	735	389,031	3,031
MidCap Value Fund I	335,256	3,404	34,507	447	55,469	736	314,294	3,136
Preferred Securities Fund	1,980,256	21,102	192,932	1,911	1,059,331	10,404	1,113,857	12,373
Real Estate Securities Fund	484,205	7,447	—	—	484,205	7,647	—	—
Short-Term Income Fund	6,079,622	72,711	2,485,636	29,964	1,236,818	14,786	7,328,440	87,888
SmallCap Growth Fund I	547,171	4,367	36,243	397	65,538	735	517,876	4,124
SmallCap Value Fund II	564,075	4,371	44,322	419	75,944	736	532,453	4,118

		$ 658,621	$ 151,471			$ 147,362		$ 663,614

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 4,514		$ (123)			$ —
Bond Market Index Fund		606			1			4
Core Plus Bond Fund I		4,412			10			1,333
Diversified International Fund		—			(319)			—
Diversified Real Asset Fund		154			67			5
Global Diversified Income Fund		2,608			8			103
Global Multi-Strategy Fund		—			—			—
High Yield Fund I		1,538			198			267
Inflation Protection Fund		2,882			14			—
International Emerging Markets Fund		18			—			—
International Equity Index Fund		55			4			1
International Fund I		106			498			—
International Growth Fund		328			(23)			—
International Value Fund I		288			17			572
LargeCap Growth Fund		—			1			—
LargeCap Growth Fund I		24			38			—
LargeCap S&P 500 Index Fund		214			292			—
LargeCap Value Fund		117			17			—
LargeCap Value Fund I		230			15			—
MidCap Growth Fund III		—			26			—
MidCap Value Fund I		50			21			—
Preferred Securities Fund		1,098			(236)			72
Real Estate Securities Fund		—			200			—
Short-Term Income Fund		2,339			(1)			—
SmallCap Growth Fund I		—			95			—
SmallCap Value Fund II		22			64			—
	$ 21,603		$ 884			$ 2,357
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes.

66

		Schedule of Investments
		SAM Balanced Portfolio
		October 31, 2011

INVESTMENT COMPANIES - 100.02%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.02%
Diversified International Fund (a)	29,227,178	$ 274,735
Equity Income Fund (a)	33,170,886	583,476
Global Diversified Income Fund (a)	4,902,191	63,434
Global Multi-Strategy Fund (a)	2,185,071	21,851
Global Real Estate Securities Fund (a)	2,849,025	20,143
Government & High Quality Bond Fund (a)	37,488,263	422,493
High Yield Fund (a)	12,579,714	96,738
Income Fund (a)	44,651,631	427,316
Inflation Protection Fund (a)	2,297,944	19,877
International Emerging Markets Fund (a)	3,017,800	71,431
LargeCap Blend Fund II (a)	9,065,014	85,936
LargeCap Growth Fund (a),(b)	22,701,316	183,200
LargeCap Growth Fund II (a)	11,129,182	93,374
LargeCap Value Fund (a)	8,955,887	83,469
LargeCap Value Fund III (a)	11,406,558	112,469
MidCap Blend Fund (a)	6,388,850	90,849
MidCap Growth Fund III (a),(b)	2,159,516	22,869
Preferred Securities Fund (a)	7,838,470	75,641
Principal Capital Appreciation Fund (a)	6,109,647	236,077
Real Estate Securities Fund (a)	843,514	14,686
Short-Term Income Fund (a)	5,144,911	61,533
SmallCap Growth Fund I (a),(b)	7,924,527	86,298
SmallCap Value Fund II (a)	4,192,224	37,981
Small-MidCap Dividend Income Fund (a)	5,795,349	55,230
		$ 3,241,106
TOTAL INVESTMENT COMPANIES		$ 3,241,106
Total Investments		$ 3,241,106
Liabilities in Excess of Other Assets, Net - (0.02)%		$ (561)
TOTAL NET ASSETS - 100.00%		$ 3,240,545

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 270,351
Unrealized Depreciation	(37,302)
Net Unrealized Appreciation (Depreciation)	$ 233,049
Cost for federal income tax purposes	$ 3,008,057

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	52.03%
Fixed Income Funds	34.06%
International Equity Funds	11.30%
Specialty Funds	2.63%
Liabilities in Excess of Other Assets, Net	(0.02)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

67

Schedule of Investments
SAM Balanced Portfolio
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	13,376,527	$ 161,318	— $	—	13,376,527	$ 161,200	—	$ —
Diversified International Fund	29,471,335	289,075	1,796,249	18,197	2,040,406	20,435	29,227,178	282,138
Equity Income Fund	31,334,087	496,061	8,286,761	141,259	6,449,962	114,690	33,170,886	518,833
Global Diversified Income Fund	—	—	5,366,336	71,356	464,145	6,064	4,902,191	65,067
Global Multi-Strategy Fund	—	—	2,185,071	21,851	—	—	2,185,071	21,851
Global Real Estate Securities Fund	—	—	2,849,025	20,909	—	—	2,849,025	20,909
Government & High Quality Bond	36,437,335	385,064	4,683,514	52,283	3,632,586	40,768	37,488,263	397,468
Fund
High Yield Fund	18,263,114	133,814	1,863,453	14,850	7,546,853	60,675	12,579,714	89,606
Income Fund	38,227,933	341,470	7,655,163	73,220	1,231,465	11,853	44,651,631	402,716
Inflation Protection Fund	—	—	3,551,632	28,850	1,253,688	10,755	2,297,944	18,562
International Emerging Markets Fund	3,109,359	69,886	519,181	13,697	610,740	16,484	3,017,800	67,387
LargeCap Blend Fund II	—	—	9,221,694	86,708	156,680	1,542	9,065,014	85,204
LargeCap Growth Fund	24,015,177	129,990	330,333	2,700	1,644,194	13,353	22,701,316	121,953
LargeCap Growth Fund II	23,290,408	169,371	1,082,364	8,883	13,243,590	106,908	11,129,182	68,010
LargeCap Value Fund	—	—	8,955,887	89,777	—	—	8,955,887	89,777
LargeCap Value Fund III	26,937,564	255,822	745,539	7,701	16,276,545	168,215	11,406,558	98,208
MidCap Blend Fund	6,229,052	53,529	508,836	6,841	349,038	4,903	6,388,850	55,846
MidCap Growth Fund III	—	—	3,290,040	34,146	1,130,524	11,619	2,159,516	22,010
Money Market Fund	7,639	8	—	—	7,639	8	—	—
Preferred Securities Fund	12,585,559	105,752	736,363	7,340	5,483,452	54,930	7,838,470	60,843
Principal Capital Appreciation Fund	4,243,041	125,990	2,133,541	82,236	266,935	10,483	6,109,647	197,730
Real Estate Securities Fund	4,343,431	60,327	64,466	1,056	3,564,383	56,681	843,514	8,931
Short-Term Income Fund	3,805,517	43,716	1,423,095	17,193	83,701	1,008	5,144,911	59,893
SmallCap Growth Fund	8,000,223	38,675	—	—	8,000,223	62,996	—	—
SmallCap Growth Fund I	—	—	8,123,718	83,217	199,191	2,043	7,924,527	80,956
SmallCap Value Fund	4,205,694	64,971	60,611	943	4,266,305	65,274	—	—
SmallCap Value Fund II	—	—	4,481,568	44,584	289,344	2,420	4,192,224	41,604
Small-MidCap Dividend Income Fund	—	—	5,795,349	57,205	—	—	5,795,349	57,205

		$ 2,924,839	$ 987,002			$ 1,005,307		$ 2,932,707

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ (118)			$ —
Diversified International Fund		4,383			(4,699)			—
Equity Income Fund		19,307			(3,797)			—
Global Diversified Income Fund		3,902			(225)			131
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		374			—			19
Government & High Quality Bond Fund		17,371			889			—
High Yield Fund		9,551			1,617			1,621
Income Fund		22,426			(121)			—
Inflation Protection Fund		807			467			—
International Emerging Markets Fund		550			288			—
LargeCap Blend Fund II		671			38			—
LargeCap Growth Fund		—			2,616			—
LargeCap Growth Fund II		730			(3,336)			410
LargeCap Value Fund		—			—			—
LargeCap Value Fund III		2,808			2,900			—
MidCap Blend Fund		1,277			379			2,972
MidCap Growth Fund III		—			(517)			—
Money Market Fund		—			—			—
Preferred Securities Fund		5,473			2,681			343
Principal Capital Appreciation Fund		3,781			(13)			6,456
Real Estate Securities Fund		179			4,229			—
Short-Term Income Fund		1,432			(8)			—
SmallCap Growth Fund		—			24,321			—
SmallCap Growth Fund I		—			(218)			—
SmallCap Value Fund		568			(640)			—
SmallCap Value Fund II		—			(560)			—
Small-MidCap Dividend Income Fund		658			—			—
	$ 96,248		$ 26,173			$ 11,952
All dollar amounts are shown in thousands (000's)

See accompanying notes.

68

		Schedule of Investments
	SAM Conservative Balanced Portfolio
		October 31, 2011

INVESTMENT COMPANIES - 99.86%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 99.86%
Diversified International Fund (a)	5,429,356	$ 51,036
Equity Income Fund (a)	5,193,810	91,359
Global Diversified Income Fund (a)	2,035,259	26,336
Global Multi-Strategy Fund (a)	548,198	5,482
Global Real Estate Securities Fund (a)	585,133	4,137
Government & High Quality Bond Fund (a)	16,356,499	184,338
High Yield Fund (a)	4,577,749	35,203
Income Fund (a)	19,735,511	188,869
Inflation Protection Fund (a)	1,426,174	12,337
International Emerging Markets Fund (a)	481,842	11,405
LargeCap Blend Fund II (a)	2,641,135	25,038
LargeCap Growth Fund (a),(b)	4,322,098	34,879
LargeCap Growth Fund II (a)	2,087,544	17,515
LargeCap Value Fund (a)	2,522,448	23,509
LargeCap Value Fund III (a)	2,385,873	23,525
MidCap Blend Fund (a)	1,092,414	15,534
MidCap Growth Fund III (a),(b)	625,207	6,621
Preferred Securities Fund (a)	3,347,387	32,302
Principal Capital Appreciation Fund (a)	1,370,993	52,975
Real Estate Securities Fund (a)	154,377	2,688
Short-Term Income Fund (a)	3,966,658	47,441
SmallCap Growth Fund I (a),(b)	945,751	10,299
SmallCap Value Fund II (a)	720,453	6,527
Small-MidCap Dividend Income Fund (a)	1,180,355	11,249
		$ 920,604
TOTAL INVESTMENT COMPANIES		$ 920,604
Total Investments		$ 920,604
Other Assets in Excess of Liabilities, Net - 0.14%		$ 1,324
TOTAL NET ASSETS - 100.00%		$ 921,928

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 60,035
Unrealized Depreciation	(8,402)
Net Unrealized Appreciation (Depreciation)	$ 51,633
Cost for federal income tax purposes	$ 868,971

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	54.29%
Domestic Equity Funds	34.90%
International Equity Funds	7.22%
Specialty Funds	3.45%
Other Assets in Excess of Liabilities, Net	0.14%
TOTAL NET ASSETS	100.00%

See accompanying notes.

69

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	2,545,676	$ 29,554	— $	—	2,545,676	$ 30,691	—	$ —
Diversified International Fund	5,057,990	47,552	549,873	5,612	178,507	1,779	5,429,356	50,860
Equity Income Fund	5,044,965	79,937	841,375	14,374	692,530	12,431	5,193,810	80,881
Global Diversified Income Fund	—	—	2,104,858	28,101	69,599	916	2,035,259	27,149
Global Multi-Strategy Fund	—	—	548,198	5,482	—	—	548,198	5,482
Global Real Estate Securities Fund	—	—	585,133	4,248	—	—	585,133	4,248
Government & High Quality Bond	15,483,759	165,707	2,517,047	27,989	1,644,307	18,447	16,356,499	175,323
Fund
High Yield Fund	6,483,072	48,247	703,522	5,612	2,608,845	21,131	4,577,749	32,870
Income Fund	15,624,829	141,814	4,406,759	42,079	296,077	2,838	19,735,511	181,002
Inflation Protection Fund	—	—	1,656,757	13,482	230,583	1,967	1,426,174	11,569
International Emerging Markets Fund	587,746	11,592	25,985	686	131,889	3,549	481,842	8,882
LargeCap Blend Fund II	—	—	2,725,006	25,701	83,871	796	2,641,135	24,870
LargeCap Growth Fund	4,558,838	25,406	92,453	764	329,193	2,690	4,322,098	23,823
LargeCap Growth Fund II	4,348,369	29,736	1,005,886	8,328	3,266,711	26,358	2,087,544	14,174
LargeCap Value Fund	—	—	2,522,448	25,050	—	—	2,522,448	25,050
LargeCap Value Fund III	4,403,748	41,443	407,826	4,160	2,425,701	25,907	2,385,873	20,968
MidCap Blend Fund	1,024,247	10,342	183,070	2,495	114,903	1,643	1,092,414	11,328
MidCap Growth Fund III	—	—	1,017,460	10,401	392,253	4,047	625,207	6,236
Money Market Fund	8,447	8	—	—	8,447	8	—	—
Preferred Securities Fund	3,115,324	25,725	455,483	4,538	223,420	2,244	3,347,387	28,008
Principal Capital Appreciation Fund	991,380	30,745	441,640	17,077	62,027	2,438	1,370,993	45,353
Real Estate Securities Fund	380,011	3,678	5,642	90	231,276	3,719	154,377	1,365
Short-Term Income Fund	3,424,975	39,880	763,238	9,206	221,555	2,660	3,966,658	46,403
SmallCap Growth Fund	1,385,718	6,960	—	—	1,385,718	10,906	—	—
SmallCap Growth Fund I	—	—	953,487	9,786	7,736	86	945,751	9,707
SmallCap Value Fund	747,673	10,212	68,568	1,067	816,241	12,486	—	—
SmallCap Value Fund II	—	—	720,453	7,199	—	—	720,453	7,199
Small-MidCap Dividend Income Fund	—	—	1,180,355	11,647	—	—	1,180,355	11,647

		$ 748,538	$ 285,174			$ 189,737		$ 854,397

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ 1,137			$ —
Diversified International Fund		777			(525)			—
Equity Income Fund		2,926			(999)			—
Global Diversified Income Fund		1,596			(36)			62
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		75			—			4
Government & High Quality Bond Fund		7,084			74			—
High Yield Fund		3,287			142			542
Income Fund		9,229			(53)			—
Inflation Protection Fund		318			54			—
International Emerging Markets Fund		91			153			—
LargeCap Blend Fund II		172			(35)			—
LargeCap Growth Fund		—			343			—
LargeCap Growth Fund II		79			2,468			44
LargeCap Value Fund		—			—			—
LargeCap Value Fund III		600			1,272			—
MidCap Blend Fund		212			134			492
MidCap Growth Fund III		—			(118)			—
Money Market Fund		—			—			—
Preferred Securities Fund		2,119			(11)			116
Principal Capital Appreciation Fund		832			(31)			1,421
Real Estate Securities Fund		34			1,316			—
Short-Term Income Fund		1,234			(23)			—
SmallCap Growth Fund		—			3,946			—
SmallCap Growth Fund I		—			7			—
SmallCap Value Fund		103			1,207			—
SmallCap Value Fund II		—			—			—
Small-MidCap Dividend Income Fund		133			—			—
	$ 30,901		$ 10,422			$ 2,681
All dollar amounts are shown in thousands (000's)

See accompanying notes.

70

		Schedule of Investments
	SAM Conservative Growth Portfolio
		October 31, 2011

INVESTMENT COMPANIES - 100.11%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.11%
Diversified International Fund (a)	26,569,216	$ 249,751
Diversified Real Asset Fund (a)	3,883,434	45,514
Equity Income Fund (a)	27,829,097	489,514
Global Multi-Strategy Fund (a)	1,775,733	17,757
Global Real Estate Securities Fund (a)	3,877,496	27,414
Government & High Quality Bond Fund (a)	10,644,953	119,969
High Yield Fund (a)	5,750,858	44,224
Income Fund (a)	12,597,936	120,562
Inflation Protection Fund (a)	30,767	266
International Emerging Markets Fund (a)	2,448,404	57,954
LargeCap Blend Fund II (a)	7,912,673	75,012
LargeCap Growth Fund (a),(b)	16,888,709	136,292
LargeCap Growth Fund II (a)	10,179,132	85,403
LargeCap Value Fund (a)	11,032,715	102,825
LargeCap Value Fund III (a)	12,979,076	127,974
MidCap Blend Fund (a)	5,659,309	80,475
MidCap Growth Fund III (a),(b)	2,083,603	22,065
Preferred Securities Fund (a)	1,698,843	16,394
Principal Capital Appreciation Fund (a)	5,534,721	213,862
Real Estate Securities Fund (a)	8,469	147
Short-Term Income Fund (a)	1,109,426	13,269
SmallCap Growth Fund I (a),(b)	8,256,115	89,909
SmallCap Value Fund II (a)	4,276,174	38,742
Small-MidCap Dividend Income Fund (a)	5,747,268	54,771
		$ 2,230,065
TOTAL INVESTMENT COMPANIES		$ 2,230,065
Total Investments		$ 2,230,065
Liabilities in Excess of Other Assets, Net - (0.11)%		$ (2,474)
TOTAL NET ASSETS - 100.00%		$ 2,227,591

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 190,427
Unrealized Depreciation	(43,058)
Net Unrealized Appreciation (Depreciation)	$ 147,369
Cost for federal income tax purposes	$ 2,082,696

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	68.10%
International Equity Funds	15.04%
Fixed Income Funds	14.13%
Specialty Funds	2.84%
Liabilities in Excess of Other Assets, Net	(0.11)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

71

Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	12,004,481	$ 147,511	4,525 $	53	12,009,006	$ 144,771	—	$ —
Diversified International Fund	26,018,362	269,341	3,235,567	32,201	2,684,713	26,941	26,569,216	267,706
Diversified Real Asset Fund	—	—	4,346,415	48,453	462,981	5,430	3,883,434	43,175
Equity Income Fund	28,046,699	445,612	4,585,536	78,437	4,803,138	85,567	27,829,097	435,596
Global Multi-Strategy Fund	—	—	1,775,733	17,757	—	—	1,775,733	17,757
Global Real Estate Securities Fund	—	—	3,877,496	28,629	—	—	3,877,496	28,629
Government & High Quality Bond	11,451,326	120,285	970,034	10,797	1,776,407	19,884	10,644,953	111,663
Fund
High Yield Fund	8,320,991	59,899	853,774	6,799	3,423,907	27,466	5,750,858	40,426
Income Fund	11,136,944	98,474	2,156,819	20,672	695,827	6,664	12,597,936	112,393
Inflation Protection Fund	—	—	60,759	497	29,992	257	30,767	251
International Emerging Markets Fund	2,879,813	71,702	70,803	1,870	502,212	13,481	2,448,404	60,327
LargeCap Blend Fund II	—	—	8,219,427	77,028	306,754	3,027	7,912,673	74,089
LargeCap Growth Fund	20,089,492	112,839	183,602	1,547	3,384,385	27,249	16,888,709	92,955
LargeCap Growth Fund II	19,044,671	137,031	527,506	4,420	9,393,045	75,865	10,179,132	66,374
LargeCap Value Fund	—	—	11,032,715	111,259	—	—	11,032,715	111,259
LargeCap Value Fund III	29,250,558	284,285	692,237	7,098	16,963,719	177,199	12,979,076	118,430
MidCap Blend Fund	7,339,768	64,061	491,204	6,580	2,171,663	31,268	5,659,309	47,663
MidCap Growth Fund III	—	—	3,512,171	35,082	1,428,568	14,721	2,083,603	20,693
Money Market Fund	191,086	191	153,051	153	344,137	344	—	—
Preferred Securities Fund	3,794,404	31,943	200,795	2,001	2,296,356	23,028	1,698,843	12,384
Principal Capital Appreciation Fund	4,332,975	131,555	1,663,827	64,727	462,081	18,359	5,534,721	177,916
Real Estate Securities Fund	3,574,967	52,136	13,316	219	3,579,814	57,874	8,469	139
Short-Term Income Fund	1,139,247	13,186	116,106	1,401	145,927	1,750	1,109,426	12,828
SmallCap Growth Fund	6,828,563	33,246	—	—	6,828,563	54,512	—	—
SmallCap Growth Fund I	—	—	8,860,611	91,465	604,496	6,473	8,256,115	84,798
SmallCap Value Fund	3,670,163	59,684	46,317	720	3,716,480	56,812	—	—
SmallCap Value Fund II	—	—	4,679,799	46,347	403,625	3,421	4,276,174	42,192
Small-MidCap Dividend Income Fund	—	—	5,747,268	56,940	—	—	5,747,268	56,940

		$ 2,132,981	$ 753,152			$ 882,363		$ 2,036,583

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ (2,793)			$ —
Diversified International Fund		4,097			(6,895)			—
Diversified Real Asset Fund		230			152			6
Equity Income Fund		15,973			(2,886)			—
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		532			—			27
Government & High Quality Bond Fund		5,198			465			—
High Yield Fund		4,492			1,194			783
Income Fund		6,436			(89)			—
Inflation Protection Fund		4			11			—
International Emerging Markets Fund		444			236			—
LargeCap Blend Fund II		582			88			—
LargeCap Growth Fund		—			5,818			—
LargeCap Growth Fund II		705			788			399
LargeCap Value Fund		—			—			—
LargeCap Value Fund III		3,513			4,246			—
MidCap Blend Fund		1,508			8,290			3,515
MidCap Growth Fund III		—			332			—
Money Market Fund		—			—			—
Preferred Securities Fund		1,410			1,468			97
Principal Capital Appreciation Fund		3,369			(7)			5,770
Real Estate Securities Fund		80			5,658			—
Short-Term Income Fund		384			(9)			—
SmallCap Growth Fund		—			21,266			—
SmallCap Growth Fund I		—			(194)			—
SmallCap Value Fund		492			(3,592)			—
SmallCap Value Fund II		—			(734)			—
Small-MidCap Dividend Income Fund		656			—			—
	$ 50,105		$ 32,813			$ 10,597
All dollar amounts are shown in thousands (000's)

See accompanying notes.

72

		Schedule of Investments
		SAM Flexible Income Portfolio
		October 31, 2011

INVESTMENT COMPANIES - 99.67%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 99.67%
Diversified International Fund (a)	3,071,775	$ 28,875
Equity Income Fund (a)	4,845,815	85,238
Global Diversified Income Fund (a)	4,851,856	62,783
Global Real Estate Securities Fund (a)	1,964,953	13,892
Government & High Quality Bond Fund (a)	23,668,688	266,746
High Yield Fund (a)	6,148,392	47,281
Income Fund (a)	29,103,290	278,519
International Emerging Markets Fund (a)	346,135	8,193
LargeCap Blend Fund II (a)	2,035,267	19,294
LargeCap Growth Fund (a),(b)	1,641,546	13,247
LargeCap Growth Fund II (a)	2,416,684	20,276
LargeCap Value Fund (a)	2,235,847	20,838
LargeCap Value Fund III (a)	2,129,703	20,999
MidCap Blend Fund (a)	1,114,712	15,851
Preferred Securities Fund (a)	6,360,048	61,375
Principal Capital Appreciation Fund (a)	534,895	20,668
Real Estate Securities Fund (a)	559,098	9,734
Short-Term Income Fund (a)	7,609,360	91,008
SmallCap Growth Fund I (a),(b)	504,011	5,489
Small-MidCap Dividend Income Fund (a)	3,033,707	28,911
		$ 1,119,217
TOTAL INVESTMENT COMPANIES		$ 1,119,217
Total Investments		$ 1,119,217
Other Assets in Excess of Liabilities, Net - 0.33%		$ 3,753
TOTAL NET ASSETS - 100.00%		$ 1,122,970

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 67,417
Unrealized Depreciation	(9,187)
Net Unrealized Appreciation (Depreciation)	$ 58,230
Cost for federal income tax purposes	$ 1,060,987

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	66.33%
Domestic Equity Funds	23.21%
Specialty Funds	5.59%
International Equity Funds	4.54%
Other Assets in Excess of Liabilities, Net	0.33%
TOTAL NET ASSETS	100.00%

See accompanying notes.

73

Schedule of Investments
SAM Flexible Income Portfolio
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	1,899,634	$ 19,862	— $	—	1,899,634	$ 22,912	—	$ —
Diversified International Fund	3,978,901	44,164	198,950	2,048	1,106,076	11,115	3,071,775	28,734
Equity Income Fund	4,043,722	60,130	1,402,894	23,840	600,801	10,810	4,845,815	73,506
Global Diversified Income Fund	—	—	5,030,274	67,176	178,418	2,331	4,851,856	64,740
Global Real Estate Securities Fund	—	—	1,975,546	14,505	10,593	79	1,964,953	14,425
Government & High Quality Bond	21,026,091	224,454	4,116,727	45,742	1,474,130	16,535	23,668,688	254,283
Fund
High Yield Fund	9,447,743	67,855	1,052,482	8,411	4,351,833	35,125	6,148,392	42,257
Income Fund	22,444,813	201,892	7,193,918	68,661	535,441	5,141	29,103,290	265,333
International Emerging Markets Fund	375,974	9,129	38,120	950	67,959	1,762	346,135	7,691
LargeCap Blend Fund II	—	—	2,100,115	19,879	64,848	595	2,035,267	19,228
LargeCap Growth Fund	2,879,800	14,829	339,086	2,824	1,577,340	12,485	1,641,546	8,948
LargeCap Growth Fund II	2,711,017	17,990	1,194,369	9,573	1,488,702	11,963	2,416,684	16,376
LargeCap Value Fund	—	—	2,235,847	22,004	—	—	2,235,847	22,004
LargeCap Value Fund III	5,214,852	47,459	318,814	3,238	3,403,963	35,165	2,129,703	17,096
MidCap Blend Fund	1,113,186	9,857	57,274	762	55,748	789	1,114,712	9,887
Money Market Fund	9,787	10	—	—	9,787	10	—	—
Preferred Securities Fund	6,143,774	49,403	1,040,597	10,287	824,323	8,364	6,360,048	51,434
Principal Capital Appreciation Fund	270,053	6,828	268,203	10,537	3,361	130	534,895	17,234
Real Estate Securities Fund	714,613	9,204	285,093	4,575	440,608	7,758	559,098	6,840
Short-Term Income Fund	6,735,762	78,381	1,461,716	17,626	588,118	7,128	7,609,360	89,085
SmallCap Growth Fund	940,455	4,295	—	—	940,455	7,405	—	—
SmallCap Growth Fund I	—	—	504,011	5,351	—	—	504,011	5,351
SmallCap Value Fund	548,198	7,781	3,612	55	551,810	8,214	—	—
Small-MidCap Dividend Income Fund	—	—	3,033,707	29,911	—	—	3,033,707	29,911

		$ 873,523	$ 367,955			$ 205,816		$ 1,044,363

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ 3,050			$ —
Diversified International Fund		430			(6,363)			—
Equity Income Fund		2,686			346			—
Global Diversified Income Fund		3,770			(105)			139
Global Real Estate Securities Fund		245			(1)			12
Government & High Quality Bond Fund		10,029			622			—
High Yield Fund		4,723			1,116			805
Income Fund		13,614			(79)			—
International Emerging Markets Fund		58			(626)			—
LargeCap Blend Fund II		119			(56)			—
LargeCap Growth Fund		—			3,780			—
LargeCap Growth Fund II		89			776			50
LargeCap Value Fund		—			—			—
LargeCap Value Fund III		521			1,564			—
MidCap Blend Fund		229			57			533
Money Market Fund		—			—			—
Preferred Securities Fund		4,062			108			227
Principal Capital Appreciation Fund		214			(1)			365
Real Estate Securities Fund		179			819			—
Short-Term Income Fund		2,303			206			—
SmallCap Growth Fund		—			3,110			—
SmallCap Growth Fund I		—			—			—
SmallCap Value Fund		55			378			—
Small-MidCap Dividend Income Fund		346			—			—
	$ 43,672		$ 8,701			$ 2,131
All dollar amounts are shown in thousands (000's)

See accompanying notes.

74

		Schedule of Investments
		SAM Strategic Growth Portfolio
		October 31, 2011

INVESTMENT COMPANIES - 100.26%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.26%
Diversified International Fund (a)	19,130,672	$ 179,828
Equity Income Fund (a)	17,832,861	313,680
Global Real Estate Securities Fund (a)	4,051,569	28,645
Government & High Quality Bond Fund (a)	711,182	8,015
International Emerging Markets Fund (a)	2,406,698	56,967
LargeCap Blend Fund II (a)	8,117,457	76,954
LargeCap Growth Fund (a),(b)	13,697,471	110,539
LargeCap Growth Fund II (a)	7,441,699	62,436
LargeCap Value Fund (a)	5,994,361	55,867
LargeCap Value Fund III (a)	7,463,816	73,593
MidCap Blend Fund (a)	4,353,257	61,903
MidCap Growth Fund III (a),(b)	4,660,744	49,357
Principal Capital Appreciation Fund (a)	4,518,699	174,603
Real Estate Securities Fund (a)	317,875	5,534
SmallCap Growth Fund I (a),(b)	6,898,290	75,122
SmallCap Value Fund II (a)	4,432,466	40,158
Small-MidCap Dividend Income Fund (a)	4,128,828	39,348
		$ 1,412,549
TOTAL INVESTMENT COMPANIES		$ 1,412,549
Total Investments		$ 1,412,549
Liabilities in Excess of Other Assets, Net - (0.26)%		$ (3,663)
TOTAL NET ASSETS - 100.00%		$ 1,408,886

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 119,278
Unrealized Depreciation	(31,568)
Net Unrealized Appreciation (Depreciation)	$ 87,710
Cost for federal income tax purposes	$ 1,324,839

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	80.85%
International Equity Funds	18.84%
Fixed Income Funds	0.57%
Liabilities in Excess of Other Assets, Net	(0.26)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

75

Schedule of Investments
SAM Strategic Growth Portfolio
October 31, 2011

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	10,694,836	$ 139,798	2,348 $	28	10,697,184	$ 128,956	—	$ —
Diversified International Fund	19,719,747	204,453	1,238,393	12,534	1,827,468	18,207	19,130,672	193,027
Equity Income Fund	18,693,092	305,244	2,066,638	35,620	2,926,869	51,920	17,832,861	283,407
Global Real Estate Securities Fund	—	—	4,387,907	31,612	336,338	2,551	4,051,569	29,085
Government & High Quality Bond	—	—	722,028	8,102	10,846	120	711,182	7,980
Fund
High Yield Fund	7,616,428	56,212	55,778	455	7,672,206	62,601	—	—
International Emerging Markets Fund	2,016,079	45,506	730,250	19,057	339,631	9,076	2,406,698	55,564
LargeCap Blend Fund II	—	—	8,672,391	80,084	554,934	5,178	8,117,457	74,697
LargeCap Growth Fund	13,669,369	79,029	1,518,598	12,021	1,490,496	12,085	13,697,471	79,249
LargeCap Growth Fund II	12,887,836	94,574	312,701	2,602	5,758,838	46,846	7,441,699	48,428
LargeCap Value Fund	—	—	5,994,361	60,444	—	—	5,994,361	60,444
LargeCap Value Fund III	21,187,285	201,366	398,821	4,051	14,122,290	145,178	7,463,816	62,698
MidCap Blend Fund	5,218,779	46,408	343,044	4,586	1,208,566	17,332	4,353,257	38,021
MidCap Growth Fund III	—	—	5,405,231	55,078	744,487	7,930	4,660,744	47,149
Money Market Fund	23,392	23	—	—	23,392	23	—	—
Principal Capital Appreciation Fund	3,128,190	96,315	2,073,849	80,267	683,340	26,886	4,518,699	149,799
Real Estate Securities Fund	2,567,452	37,695	39,027	631	2,288,604	36,916	317,875	3,258
Short-Term Income Fund	6,590	73	17	—	6,607	80	—	—
SmallCap Growth Fund	5,310,965	27,976	—	—	5,310,965	41,757	—	—
SmallCap Growth Fund I	—	—	7,139,562	73,737	241,272	2,652	6,898,290	71,070
SmallCap Value Fund	2,721,532	44,728	37,998	585	2,759,530	42,249	—	—
SmallCap Value Fund II	—	—	4,830,237	46,491	397,771	3,385	4,432,466	42,418
Small-MidCap Dividend Income Fund	—	—	4,128,828	40,835	—	—	4,128,828	40,835

		$ 1,379,400	$ 568,820			$ 661,928		$ 1,287,129

				Realized Gain/Loss		Realized Gain/Loss from
		Income		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ (10,870)			$ —
Diversified International Fund		2,939			(5,753)			—
Equity Income Fund		10,215			(5,537)			—
Global Real Estate Securities Fund		599			24			26
Government & High Quality Bond Fund		284			(2)			—
High Yield Fund		202			5,934			—
International Emerging Markets Fund		417			77			—
LargeCap Blend Fund II		618			(209)			—
LargeCap Growth Fund		—			284			—
LargeCap Growth Fund II		518			(1,902)			350
LargeCap Value Fund		—			—			—
LargeCap Value Fund III		1,911			2,459			—
MidCap Blend Fund		1,066			4,359			2,487
MidCap Growth Fund III		—			1			—
Money Market Fund		—			—			—
Principal Capital Appreciation Fund		3,066			103			4,738
Real Estate Securities Fund		118			1,848			—
Short-Term Income Fund		—			7			—
SmallCap Growth Fund		—			13,781			—
SmallCap Growth Fund I		—			(15)			—
SmallCap Value Fund		361			(3,064)			—
SmallCap Value Fund II		65			(688)			—
Small-MidCap Dividend Income Fund		471			—			—
	$ 22,850		$ 837			$ 7,601
All dollar amounts are shown in thousands (000's)

See accompanying notes.

76

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77

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
PRINCIPAL LIFETIME 2010 FUND
Class A shares
2011	$11 .19	$0 .25	$0.21	$0.46	($0.25)	$–	($0 .25)	$11.40	4.13%
2010	9.90	0.25	1.33	1.58	(0.29)	–	(0.29)	11.19	16.25
2009	9.24	0.25	1.02	1.27	(0.31)	(0.30)	(0.61)	9.90	15.03
2008	14.23	0.43	(4.75)	(4.32)	(0.44)	(0.23)	(0.67)	9.24	(31.75)
2007	13.28	0.37	1.00	1.37	(0.35)	(0.07)	(0.42)	14.23	10.62
PRINCIPAL LIFETIME 2020 FUND
Class A shares
2011	11.52	0.21	0.18	0.39	(0.22)	–	(0.22)	11.69	3.39
2010	10.09	0.22	1.47	1.69	(0.26)	–	(0.26)	11.52	16.97
2009	9.35	0.23	1.12	1.35	(0.25)	(0.36)	(0.61)	10.09	15.75
2008	15.16	0.37	(5.49)	(5.12)	(0.40)	(0.29)	(0.69)	9.35	(35.25)
2007	13.75	0.31	1.54	1.85	(0.35)	(0.09)	(0.44)	15.16	13.75
Class B shares
2011	11.51	0.13	0.18	0.31	(0.13)	–	(0.13)	11.69	2.67
2010	10.08	0.15	1.47	1.62	(0.19)	–	(0.19)	11.51	16.21
2009	9.33	0.17	1.10	1.27	(0.16)	(0.36)	(0.52)	10.08	14.74
2008	15.12	0.32	(5.52)	(5.20)	(0.30)	(0.29)	(0.59)	9.33	(35.71)
2007	13.72	0.21	1.52	1.73	(0.24)	(0.09)	(0.33)	15.12	12.80
PRINCIPAL LIFETIME 2030 FUND
Class A shares
2011	11.30	0.17	0.21	0.38	(0.19)	–	(0.19)	11.49	3.32
2010	9.80	0.19	1.53	1.72	(0.22)	–	(0.22)	11.30	17.79
2009	9.08	0.19	1.09	1.28	(0.20)	(0.36)	(0.56)	9.80	15.44
2008	15.30	0.36	(5.87)	(5.51)	(0.39)	(0.32)	(0.71)	9.08	(37.66)
2007	13.64	0.26	1.81	2.07	(0.31)	(0.10)	(0.41)	15.30	15.55
Class B shares
2011	11.32	0.10	0.19	0.29	(0.10)	–	(0.10)	11.51	2.55
2010	9.83	0.12	1.52	1.64	(0.15)	–	(0.15)	11.32	16.86
2009	9.08	0.14	1.08	1.22	(0.11)	(0.36)	(0.47)	9.83	14.57
2008	15.28	0.30	(5.90)	(5.60)	(0.28)	(0.32)	(0.60)	9.08	(38.04)
2007	13.60	0.15	1.84	1.99	(0.21)	(0.10)	(0.31)	15.28	14.86

See accompanying notes.

78

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

	Ratio of	Ratio of Net
Net Assets, End of	Expenses to	Investment Income
Period (in	Average Net	to Average Net	Portfolio
thousands)	Assets	Assets	Turnover Rate

$34,966	0.41%(c),(d)	2.18%	16.4%
38,183	0.41 (c),(d)	2.41	36.2
32,081	0.47 (c),(d)	2.89	28.4
27,444	0.50 (c),(d)	3.58	12.7
33,273	0.50 (c),(d)	2.69	14.7

85,340	0.41 (c),(d)	1.80	8.8
82,683	0.41 (c),(d)	2.02	32.0
67,298	0.46 (c),(d)	2.57	15.7
49,723	0.50 (c),(d)	2.93	7.1
52,923	0.50 (c),(d)	2.17	15.1

7,669	1.16 (c),(d)	1.11	8.8
8,573	1.16 (c),(d)	1.36	32.0
8,049	1.22 (c),(d)	1.97	15.7
7,264	1.25 (c),(d)	2.55	7.1
11,033	1.25 (c),(d)	1.50	15.1

69,285	0.41 (c),(d)	1.46	10.7
62,470	0.41 (c),(d)	1.83	32.1
49,349	0.46 (c),(d)	2.18	9.5
33,002	0.50 (c),(d)	2.85	6.6
39,873	0.50 (c),(d)	1.81	15.5

6,963	1.16 (c),(d)	0.84	10.7
7,929	1.16 (c),(d)	1.17	32.1
7,373	1.22 (c),(d)	1.58	9.5
6,193	1.25 (c),(d)	2.36	6.6
9,058	1.25 (c),(d)	1.08	15.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes.

79

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
PRINCIPAL LIFETIME 2040 FUND
Class A shares
2011	$11 .23	$0 .15	$0.20	$0.35	($0.16)	$–	($0 .16)	$11.42	3.08%
2010	9.71	0.17	1.54	1.71	(0.19)	–	(0.19)	11.23	17.82
2009	8.99	0.16	1.07	1.23	(0.17)	(0.34)	(0.51)	9.71	14.98
2008	15.57	0.34	(6.22)	(5.88)	(0.39)	(0.31)	(0.70)	8.99	(39.41)
2007	13.68	0.22	2.07	2.29	(0.30)	(0.10)	(0.40)	15.57	17.09
Class B shares
2011	11.13	0.07	0.20	0.27	(0.07)	–	(0.07)	11.33	2.40
2010	9.64	0.10	1.51	1.61	(0.12)	–	(0.12)	11.13	16.86
2009	8.91	0.11	1.05	1.16	(0.09)	(0.34)	(0.43)	9.64	14.11
2008	15.42	0.25	(6.17)	(5.92)	(0.28)	(0.31)	(0.59)	8.91	(39.79)
2007	13.55	0.12	2.04	2.16	(0.19)	(0.10)	(0.29)	15.42	16.22
PRINCIPAL LIFETIME 2050 FUND
Class A shares
2011	10.90	0.14	0.19	0.33	(0.14)	–	(0.14)	11.09	2.95
2010	9.38	0.15	1.53	1.68	(0.16)	–	(0.16)	10.90	18.10
2009	8.72	0.13	1.04	1.17	(0.15)	(0.36)	(0.51)	9.38	14.66
2008	15.36	0.33	(6.24)	(5.91)	(0.37)	(0.36)	(0.73)	8.72	(40.22)
2007	13.41	0.19	2.13	2.32	(0.26)	(0.11)	(0.37)	15.36	17.71
Class B shares
2011	10.79	0.06	0.18	0.24	(0.05)	–	(0.05)	10.98	2.17
2010	9.30	0.08	1.51	1.59	(0.10)	–	(0.10)	10.79	17.16
2009	8.63	0.09	1.01	1.10	(0.07)	(0.36)	(0.43)	9.30	13.78
2008	15.21	0.25	(6.20)	(5.95)	(0.27)	(0.36)	(0.63)	8.63	(40.67)
2007	13.30	0.02	2.18	2.20	(0.18)	(0.11)	(0.29)	15.21	16.80
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class A shares
2011	10.93	0.31	0.06	0.37	(0.30)	–	(0.30)	11.00	3.50
2010	9.95	0.32	1.00	1.32	(0.34)	–	(0.34)	10.93	13.67
2009	9.43	0.26	0.85	1.11	(0.46)	(0.13)	(0.59)	9.95	12.76
2008	12.95	0.52	(3.36)	(2.84)	(0.51)	(0.17)	(0.68)	9.43	(23.06)
2007	12.74	0.51	0.15	0.66	(0.39)	(0.06)	(0.45)	12.95	5.30
Class B shares
2011	10.81	0.23	0.06	0.29	(0.22)	–	(0.22)	10.88	2.73
2010	9.86	0.25	0.99	1.24	(0.29)	–	(0.29)	10.81	12.81
2009	9.32	0.20	0.85	1.05	(0.38)	(0.13)	(0.51)	9.86	12.08
2008	12.82	0.45	(3.36)	(2.91)	(0.42)	(0.17)	(0.59)	9.32	(23.73)
2007	12.63	0.40	0.16	0.56	(0.31)	(0.06)	(0.37)	12.82	4.51

See accompanying notes.

80

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

	Ratio of	Ratio of Net
Net Assets, End of	Expenses to	Investment Income
Period (in	Average Net	to Average Net	Portfolio
thousands)	Assets	Assets	Turnover Rate

$44,108	0.41%(c),(d)	1.28%	12.6%
38,484	0.41 (c),(d)	1.62	31.4
30,106	0.46 (c),(d)	1.85	5.8
19,918	0.50 (c),(d)	2.68	6.0
24,434	0.50 (c),(d)	1.49	16.5

5,195	1.16 (c),(d)	0.61	12.6
5,620	1.16 (c),(d)	1.00	31.4
5,463	1.22 (c),(d)	1.29	5.8
4,794	1.25 (c),(d)	1.99	6.0
6,161	1.25 (c),(d)	0.86	16.5

26,285	0.41 (c),(d)	1.18	15.5
23,723	0.41 (c),(d)	1.45	30.1
18,611	0.46 (c),(d)	1.63	15.2
11,391	0.50 (c),(d)	2.70	6.8
14,930	0.50 (c),(d)	1.32	21.2

1,491	1.16 (c),(d)	0.53	15.5
1,783	1.16 (c),(d)	0.83	30.1
1,762	1.22 (c),(d)	1.14	15.2
1,496	1.25 (c),(d)	2.05	6.8
2,106	1.25 (c),(d)	0.15	21.2

25,812	0.41 (c),(d)	2.87	19.8
25,982	0.41 (c),(d)	3.09	46.9
21,341	0.47 (c),(d)	2.85	35.9
17,473	0.50 (c),(d)	4.57	30.7
15,668	0.50 (c),(d)	3.98	25.3

798	1.16 (c),(d)	2.14	19.8
840	1.16 (c),(d)	2.43	46.9
730	1.22 (c),(d)	2.23	35.9
816	1.25 (c),(d)	3.95	30.7
758	1.25 (c),(d)	3.18	25.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes.

81

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
SAM BALANCED PORTFOLIO
Class A shares
2011	$12 .45	$0 .28	$0.22	$0.50	($0.28)	$–	($0 .28)	$12.67	4.03%
2010	11.00	0.26	1.46	1.72	(0.27)	–	(0.27)	12.45	15.84
2009	10.84	0.30	1.06	1.36	(0.29)	(0.91)	(1.20)	11.00	14.51
2008	16.18	0.47	(4.53)	(4.06)	(0.51)	(0.77)	(1.28)	10.84	(27.01)
2007	14.51	0.37	1.70	2.07	(0.32)	(0.08)	(0.40)	16.18	14.48
Class B shares
2011	12.42	0.19	0.21	0.40	(0.17)	–	(0.17)	12.65	3.22
2010	10.97	0.17	1.45	1.62	(0.17)	–	(0.17)	12.42	14.88
2009	10.81	0.22	1.06	1.28	(0.21)	(0.91)	(1.12)	10.97	13.65
2008	16.14	0.37	(4.53)	(4.16)	(0.40)	(0.77)	(1.17)	10.81	(27.57)
2007	14.47	0.26	1.69	1.95	(0.20)	(0.08)	(0.28)	16.14	13.64
Class C shares
2011	12.33	0.19	0.21	0.40	(0.19)	–	(0.19)	12.54	3.22
2010	10.89	0.17	1.45	1.62	(0.18)	–	(0.18)	12.33	15.03
2009	10.75	0.22	1.05	1.27	(0.22)	(0.91)	(1.13)	10.89	13.62
2008	16.05	0.36	(4.49)	(4.13)	(0.40)	(0.77)	(1.17)	10.75	(27.52)
2007	14.40	0.25	1.69	1.94	(0.21)	(0.08)	(0.29)	16.05	13.59
SAM CONSERVATIVE BALANCED PORTFOLIO
Class A shares
2011	10.46	0.30	0.10	0.40	(0.30)	–	(0.30)	10.56	3.81
2010	9.47	0.29	1.00	1.29	(0.30)	–	(0.30)	10.46	13.84
2009	8.84	0.32	0.99	1.31	(0.31)	(0.37)	(0.68)	9.47	16.04
2008	11.93	0.41	(2.65)	(2.24)	(0.44)	(0.41)	(0.85)	8.84	(20.00)
2007	11.12	0.36	0.86	1.22	(0.33)	(0.08)	(0.41)	11.93	11.17
Class B shares
2011	10.44	0.22	0.09	0.31	(0.20)	–	(0.20)	10.55	3.00
2010	9.45	0.22	0.98	1.20	(0.21)	–	(0.21)	10.44	12.89
2009	8.82	0.25	0.99	1.24	(0.24)	(0.37)	(0.61)	9.45	15.15
2008	11.91	0.33	(2.65)	(2.32)	(0.36)	(0.41)	(0.77)	8.82	(20.65)
2007	11.10	0.28	0.85	1.13	(0.24)	(0.08)	(0.32)	11.91	10.33
Class C shares
2011	10.38	0.22	0.10	0.32	(0.22)	–	(0.22)	10.48	3.07
2010	9.40	0.22	0.99	1.21	(0.23)	–	(0.23)	10.38	12.99
2009	8.78	0.26	0.98	1.24	(0.25)	(0.37)	(0.62)	9.40	15.21
2008	11.86	0.32	(2.63)	(2.31)	(0.36)	(0.41)	(0.77)	8.78	(20.62)
2007	11.06	0.27	0.85	1.12	(0.24)	(0.08)	(0.32)	11.86	(10.31)

See accompanying notes.

82

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to	Ratio of Gross	Investment Income
Period (in	Average Net	Expenses to	to Average Net	Portfolio
thousands)	Assets	Average Net Assets	Assets	Turnover Rate

$1,580,189	0.70%(c)	– %	2.19%	29.6%
1,627,536	0.71 (c)	–	2.21	13.2
1,550,550	0.74 (c)	–	3.01	5.1
1,685,305	0.67 (c)	–	3.39	34.8
2,594,033	0.64 (c)	0.64 (c),(d)	2.42	14.6

279,613	1.50 (c),(e)	–	1.46	29.6
437,393	1.51 (c)	–	1.46	13.2
572,722	1.53 (c)	–	2.28	5.1
748,701	1.43 (c)	–	2.71	34.8
1,377,682	1.40 (c)	1.40 (c),(d)	1.69	14.6

541,446	1.43 (c)	–	1.46	29.6
576,580	1.45 (c)	–	1.47	13.2
575,405	1.48 (c)	–	2.28	5.1
639,449	1.41 (c)	–	2.65	34.8
966,785	1.40 (c)	1.40 (c),(d)	1.65	14.6

335,253	0.70 (c)	–	2.79	21.4
313,168	0.70 (c)	–	2.94	11.4
274,740	0.74 (c)	–	3.71	9.2
247,297	0.68 (c)	–	3.83	27.7
317,494	0.66 (c)	0.66 (c),(d)	3.18	12.7

50,227	1.51 (c),(e)	–	2.05	21.4
77,135	1.51 (c)	–	2.17	11.4
93,923	1.54 (c)	–	2.96	9.2
107,873	1.44 (c)	–	3.12	27.7
159,229	1.43 (c)	1.43 (c),(d)	2.42	12.7

168,814	1.44 (c)	–	2.06	21.4
172,782	1.45 (c)	–	2.20	11.4
160,228	1.48 (c)	–	3.00	9.2
149,913	1.42 (c)	–	3.07	27.7
181,365	1.41 (c)	1.41 (c),(d)	2.42	12.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Excludes expense reimbursement from Manager and/or custodian.
(e)	Reflects Manager's contractual expense limit.

See accompanying notes.

83

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
SAM CONSERVATIVE GROWTH PORTFOLIO
Class A shares
2011	$13 .13	$0 .19	$0.35	$0.54	($0.19)	$–	($0 .19)	$13.48	4.10%
2010	11.38	0.17	1.77	1.94	(0.19)	–	(0.19)	13.13	17.21
2009	11.58	0.22	0.95	1.17	(0.22)	(1.15)	(1.37)	11.38	12.30
2008	19.04	0.45	(6.36)	(5.91)	(0.47)	(1.08)	(1.55)	11.58	(33.63)
2007	16.44	0.29	2.52	2.81	(0.21)	–	(0.21)	19.04	17.26
Class B shares
2011	12.59	0.09	0.32	0.41	(0.06)	–	(0.06)	12.94	3.27
2010	10.92	0.08	1.68	1.76	(0.09)	–	(0.09)	12.59	16.22
2009	11.13	0.14	0.90	1.04	(0.10)	(1.15)	(1.25)	10.92	11.41
2008	18.36	0.34	(6.15)	(5.81)	(0.34)	(1.08)	(1.42)	11.13	(34.12)
2007	15.86	0.16	2.42	2.58	(0.08)	–	(0.08)	18.36	16.35
Class C shares
2011	12.44	0.09	0.33	0.42	(0.09)	–	(0.09)	12.77	3.38
2010	10.80	0.07	1.68	1.75	(0.11)	–	(0.11)	12.44	16.29
2009	11.03	0.14	0.90	1.04	(0.12)	(1.15)	(1.27)	10.80	11.48
2008	18.22	0.32	(6.08)	(5.76)	(0.35)	(1.08)	(1.43)	11.03	(34.16)
2007	15.75	0.15	2.42	2.57	(0.10)	–	(0.10)	18.22	16.38
SAM FLEXIBLE INCOME PORTFOLIO
Class A shares
2011	11.31	0.40	0.01	0.41	(0.40)	–	(0.40)	11.32	3.64
2010	10.44	0.39	0.90	1.29	(0.42)	–	(0.42)	11.31	12.61
2009	9.50	0.41	1.18	1.59	(0.41)	(0.24)	(0.65)	10.44	17.66
2008	11.92	0.45	(2.13)	(1.68)	(0.47)	(0.27)	(0.74)	9.50	(14.96)
2007	11.54	0.44	0.41	0.85	(0.43)	(0.04)	(0.47)	11.92	7.54
Class B shares
2011	11.31	0.31	–	0.31	(0.30)	–	(0.30)	11.32	2.74
2010	10.43	0.30	0.90	1.20	(0.32)	–	(0.32)	11.31	11.69
2009	9.48	0.34	1.18	1.52	(0.33)	(0.24)	(0.57)	10.43	16.85
2008	11.91	0.38	(2.16)	(1.78)	(0.38)	(0.27)	(0.65)	9.48	(15.71)
2007	11.53	0.35	0.41	0.76	(0.34)	(0.04)	(0.38)	11.91	6.72
Class C shares
2011	11.23	0.31	–	0.31	(0.31)	–	(0.31)	11.23	2.80
2010	10.36	0.30	0.90	1.20	(0.33)	–	(0.33)	11.23	11.81
2009	9.43	0.34	1.17	1.51	(0.34)	(0.24)	(0.58)	10.36	16.87
2008	11.85	0.37	(2.14)	(1.77)	(0.38)	(0.27)	(0.65)	9.43	(15.69)
2007	11.47	0.35	0.41	0.76	(0.34)	(0.04)	(0.38)	11.85	6.76

See accompanying notes.

84

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to	Ratio of Gross	Investment Income
Period (in	Average Net	Expenses to	to Average Net	Portfolio
thousands)	Assets	Average Net Assets	Assets	Turnover Rate

$1,124,629	0.71%(c)	– %	1.42%	31.9%
1,178,547	0.72 (c)	–	1.37	15.4
1,103,246	0.77 (c)	–	2.15	4.2
1,204,478	0.68 (c)	–	2.90	32.4
2,002,371	0.65 (c)	0.65 (c),(d)	1.68	16.2

210,707	1.51 (c),(e)	–	0.70	31.9
317,492	1.52 (c)	–	0.64	15.4
414,345	1.55 (c)	–	1.43	4.2
545,926	1.44 (c)	–	2.26	32.4
1,089,177	1.41 (c)	1.41 (c),(d)	0.96	16.2

447,955	1.46 (c)	–	0.68	31.9
493,019	1.48 (c)	–	0.64	15.4
509,044	1.52 (c)	–	1.42	4.2
590,888	1.43 (c)	–	2.16	32.4
1,000,468	1.41 (c)	1.41 (c),(d)	0.92	16.2

521,730	0.69 (c)	–	3.48	19.6
461,662	0.70 (c)	–	3.56	9.5
390,778	0.74 (c)	–	4.34	11.4
349,745	0.67 (c)	–	4.09	35.1
393,734	0.65 (c)	0.65 (c),(d)	3.75	9.7

63,476	1.52 (c),(e)	–	2.71	19.6
105,145	1.51 (c)	–	2.80	9.5
143,196	1.52 (c)	–	3.61	11.4
175,763	1.44 (c)	–	3.39	35.1
258,168	1.42 (c)	1.42 (c),(d)	3.00	9.7

188,596	1.44 (c)	–	2.74	19.6
193,584	1.45 (c)	–	2.81	9.5
171,350	1.47 (c)	–	3.59	11.4
139,041	1.42 (c)	–	3.35	35.1
143,587	1.42 (c)	1.42 (c),(d)	2.99	9.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Excludes expense reimbursement from Manager and/or custodian.
(e)	Reflects Manager's contractual expense limit.

See accompanying notes.

85

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
SAM STRATEGIC GROWTH PORTFOLIO
Class A shares
2011	$14 .18	$0 .12	$0.44	$0.56	($0.13)	$–	($0 .13)	$14.61	3.96%
2010	12.14	0.12	2.07	2.19	(0.15)	–	(0.15)	14.18	18.15
2009	12.26	0.18	0.93	1.11	(0.07)	(1.16)	(1.23)	12.14	10.98
2008	21.28	0.44	(7.84)	(7.40)	(0.47)	(1.15)	(1.62)	12.26	(37.46)
2007	18.13	0.25	3.12	3.37	(0.22)	–	(0.22)	21.28	18.75
Class B shares
2011	13.25	0.01	0.41	0.42	(0.01)	–	(0.01)	13.66	3.14
2010	11.35	0.03	1.92	1.95	(0.05)	–	(0.05)	13.25	17.25
2009	11.55	0.10	0.86	0.96	–	(1.16)	(1.16)	11.35	10.12
2008	20.15	0.33	(7.45)	(7.12)	(0.33)	(1.15)	(1.48)	11.55	(37.94)
2007	17.18	0.12	2.94	3.06	(0.09)	–	(0.09)	20.15	17.86
Class C shares
2011	13.27	0.01	0.42	0.43	(0.03)	–	(0.03)	13.67	3.26
2010	11.39	0.03	1.92	1.95	(0.07)	–	(0.07)	13.27	17.14
2009	11.57	0.10	0.88	0.98	–	(1.16)	(1.16)	11.39	10.30
2008	20.19	0.30	(7.43)	(7.13)	(0.34)	(1.15)	(1.49)	11.57	(37.96)
2007	17.22	0.09	2.98	3.07	(0.10)	–	(0.10)	20.19	17.90

See accompanying notes.

86

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to	Ratio of Gross	Investment Income
Period (in	Average Net	Expenses to	to Average Net	Portfolio
thousands)	Assets	Average Net Assets	Assets	Turnover Rate

$726,580	0.75%(c)	– %	0.77%	37.7%
754,854	0.77 (c)	–	0.94	15.6
705,912	0.82 (c)	–	1.71	3.7
729,591	0.72 (c)	–	2.58	32.5
1,232,964	0.68 (c)	0.68 (c),(d)	1.30	15.7

150,302	1.54 (c),(e)	–	0.07	37.7
216,781	1.56 (c)	–	0.23	15.6
272,702	1.60 (c)	–	1.01	3.7
343,364	1.47 (c)	–	2.04	32.5
730,737	1.39 (c)	1.39 (c),(d)	0.64	15.7

274,978	1.49 (c)	–	0.05	37.7
301,333	1.52 (c)	–	0.21	15.6
304,256	1.57 (c)	–	0.98	3.7
344,700	1.46 (c)	–	1.88	32.5
616,494	1.49 (c)	1.49 (c),(d)	0.49	15.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Excludes expense reimbursement from Manager and/or custodian.
(e)	Reflects Manager's contractual expense limit.

See accompanying notes.

87

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio, (11 of the portfolios constituting Principal Funds, Inc. (collectively, the “Funds”)), as of October 31, 2011, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and transfer agent of the affiliated funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Principal Funds, Inc., at October 31, 2011, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois December 19, 2011

88

SHAREHOLDER EXPENSE EXAMPLE PRINCIPAL FUNDS,INC. October 31, 2011 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA accounts and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
	Beginning	Ending	During Period		Ending	During Period
	Account	Account Value	May 1, 2011 to	Beginning	Account Value	May 1, 2011 to	Annualized
	Value May 1,	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	2011	2011	2011(a)	May 1, 2011	2011	2011(a)	Ratio

Principal LifeTime 2010 Fund
Class A	$1,000.00	$951.59	$2.02	$1,000.00	$1,023.14	$2.09	0.41%
Principal LifeTime 2020 Fund
Class A	1,000.00	926.31	1.99	1,000.00	1,023.14	2.09	0.41
Class B	1,000.00	923.38	5.62	1,000.00	1,019.36	5.90	1.16
Principal LifeTime 2030 Fund
Class A	1,000.00	914.08	1.98	1,000.00	1,023.14	2.09	0.41
Class B	1,000.00	910.60	5.59	1,000.00	1,019.36	5.90	1.16
Principal LifeTime 2040 Fund
Class A	1,000.00	902.77	1.97	1,000.00	1,023.14	2.09	0.41
Class B	1,000.00	899.92	5.56	1,000.00	1,019.36	5.90	1.16
Principal LifeTime 2050 Fund
Class A	1,000.00	896.52	1.96	1,000.00	1,023.14	2.09	0.41
Class B	1,000.00	892.68	5.53	1,000.00	1,019.36	5.90	1.16
Principal LifeTime Strategic Income Fund
Class A	1,000.00	986.55	2.05	1,000.00	1,023.14	2.09	0.41
Class B	1,000.00	982.84	5.80	1,000.00	1,019.36	5.90	1.16
SAM Balanced Portfolio
Class A	1,000.00	943.69	3.43	1,000.00	1,021.68	3.57	0.70
Class B	1,000.00	940.10	7.24	1,000.00	1,017.74	7.53	1.48
Class C	1,000.00	940.24	6.99	1,000.00	1,018.00	7.27	1.43
SAM Conservative Balanced Portfolio
Class A	1,000.00	965.24	3.47	1,000.00	1,021.68	3.57	0.70
Class B	1,000.00	961.74	7.47	1,000.00	1,017.59	7.68	1.51
Class C	1,000.00	962.18	7.12	1,000.00	1,017.95	7.32	1.44

89

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2011 (unaudited)

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
	Beginning	Ending	During Period		Ending	During Period
	Account	Account Value	May 1, 2011 to	Beginning	Account Value	May 1, 2011 to	Annualized
	Value May 1,	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	2011	2011	2011(a)	May 1, 2011	2011	2011(a)	Ratio

SAM Conservative Growth Portfolio
Class A	$1,000.00	$920.14	$3.44	$1,000.00	$1,021.63	$3.62	0.71%
Class B	1,000.00	916.43	7.20	1,000.00	1,017.69	7.58	1.49
Class C	1,000.00	916.73	7.01	1,000.00	1,017.90	7.38	1.45
SAM Flexible Income Portfolio
Class A	1,000.00	983.19	3.45	1,000.00	1,021.73	3.52	0.69
Class B	1,000.00	979.02	7.48	1,000.00	1,017.64	7.63	1.50
Class C	1,000.00	979.33	7.18	1,000.00	1,017.95	7.32	1.44
SAM Strategic Growth Portfolio
Class A	1,000.00	902.97	3.60	1,000.00	1,021.42	3.82	0.75
Class B	1,000.00	899.28	7.28	1,000.00	1,017.54	7.73	1.52
Class C	1,000.00	899.93	7.09	1,000.00	1,017.74	7.53	1.48

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

90

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund
		Complex	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine	Principal, EBA Associates	97	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake,	97	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	Consultant, C.P. Damos Consulting,	97	None
Director since 2008	LLC. Formerly, CEO, The Weitz
Member, Operations Committee	Company
1954

Richard W. Gilbert	President, Gilbert Communications,	97	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Nominating and Governance
Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	97	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Audit Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	97	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Audit Committee
1951

William C. Kimball	Partner, Kimball – Porter Investments	97	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican	97	None
Director since 1987	Enterprises, Inc.
Member, Nominating and Governance
Committee
1940

Daniel Pavelich	Retired.	97	Catalytic Inc.; Vaagen
Director since 2007			Bros. Lumber, Inc.
Member, Audit Committee
1944

91

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Director, Principal Management Corporation (the	97	None
Director, Chairman	“Manager”), Principal Shareholder Services (“PSS”) since
Member, Executive Committee	2007, Columbus Circle Investors, and Spectrum; Chairman,
1952	Principal Funds Distributor, Inc. (“PFD”) since 2007;
Acting Chairman, Princor since 2008; Senior Vice
President, Principal Life Insurance Company (“PLIC”);
Director, Currency Management Group, London affiliate
since 2008.

Nora M. Everett	President and Director, the Manager since 2008; Director,	97	None
Director, President and CEO	PFD since 2008, Princor since 2008, PSS since 2008, Edge
Member, Executive Committee	since 2008, and Principal International Holding Company,
1959	LLC since 2006; CEO, Princor since 2009; Senior Vice
President/Retirement & Investor Services, PLIC since
2008; Director, Principal Asset Management Co. (Asia)
Limited since 2008; Chairman, Principal Financial
Advisors, Inc. since 2010; Director, Principal International since 2006.

William G. Papesh	Retired December 2007. Prior thereto, President and CEO	97	None
Director	of WM Group of Funds; President and Director of Edge
Member, Operations Committee	Asset Management, Inc.
1943

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,
Address, and Year of Birth
Michael J. Beer
Executive Vice President
711 High Street, Des Moines, IA 50392
1961

Randy L. Bergstrom
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

David J. Brown
Chief Compliance Officer
711 High Street, Des Moines, IA 50392
1960

Principal Occupation(s) During past 5 years

Executive Vice President and Chief Operating Officer, the Manager; Executive Vice President, PFD; President, Princor, PSS since 2007; Director, the Manager since 2008, Princor, and PSS since 2007. Vice President – Mutual Funds and Broker Dealer, PLIC.

Counsel, Principal Global Investors, LLC (“PGI”) and PLIC.

Senior Vice President, the Manager, PFD, Princor, and PSS since 2007; Vice President/Compliance, PLIC.

92

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Jill R. Brown	President, PFD since 2010; Chief Financial Officer, PFD, 2010. Senior Vice
Senior Vice President	President and Chief Financial Officer, the Manager, Princor, and PSS since 2007;
1100 Investment Blvd, ste 200	Director, PFD since 2007.
El Dorado Hills, CA 95762
1967

Teresa M. Button	Treasurer, PMC, Princor, PSS, and Spectrum since 2011.
Treasurer	Vice President and Treasurer, PFD, PGI, Principal Real Estate Investors, LLC
711 High Street, Des Moines, IA 50392	and Edge since 2011. Vice President and Treasurer, PLIC.
1963

Cary Fuchs	Chief Operating Officer, PFD since 2010; President, PFD 2007-2010; Senior
Senior Vice President of Distribution	Vice President/Mutual Fund Operations, PSS since 2009; Vice President/Mutual
1100 Investment Blvd, ste 200	Fund Operations, PSS 2007-2009; Director – Transfer Agent & Administrative
El Dorado Hills, CA 95762	Services, PLIC. Prior thereto, FVO, WMSS.
1957

Steve Gallaher	Assistant General Counsel, PMC since 2007, PFD since 2007, Princor since
Assistant Counsel	2007, PSS since 2007, and PLIC; Prior thereto, Second Vice President and
711 High Street, Des Moines, IA 50392	Counsel.
1955

Ernie H. Gillum	Vice President and Chief Compliance Officer, the Manager; Vice President,
Vice President, Assistant Secretary	Princor, and PSS since 2007.
711 High Street, Des Moines, IA 50392
1955

Patrick A. Kirchner	Assistant General Counsel, the Manager since 2008; Princor since 2008, and PGI
Assistant Counsel	since 2008 and PLIC.
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, PGI and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, the Manager since 2009, PFD since 2009, Princor since 2009, PSS since
Assistant Counsel	2009, and PLIC. Prior thereto, Judicial Law Clerk, Iowa Supreme Court.
711 High Street, Des Moines, IA 50392
1973

Layne A. Rasmussen	Vice President and Controller – Principal Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Senior Vice President and Counsel, the Manager, Princor, PFD since 2007, and
Counsel	PSS since 2007; Vice President and Associate General Counsel, PLIC.
711 High Street, Des Moines, IA 50392
1951

Adam U. Shaikh	Counsel, the Manager since 2007, PFD, Princor since 2007, PSS since 2007, and
Assistant Counsel	PLIC; Prior thereto, practicing attorney.
711 High Street, Des Moines, IA 50392
1972

93

Name, Position Held with the Fund,
Address, and Year of Birth
Dan Westholm
Assistant Treasurer
711 High Street, Des Moines, IA 50392
1966

Beth Wilson
Vice President and Secretary
711 High Street, Des Moines, IA 50392
1956

Principal Occupation(s) During past 5 years

Director – Treasury, the Manger, Princor 2008-2009, and PSS since 2007; Director – Corporate Treasurer, PLIC.

Vice President, the Manager since 2007 and Princor 2007-2009. Prior thereto, Segment Business Manager, Pella Corporation.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated March 1, 2011, and the Statement of Additional Information dated March 1, 2011. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, at the Principal Funds website at www.principal.com, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

94

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; (2) an amended and restated Subadvisory Agreement with Principal Global Investors, LLC (“PGI”) for the California Municipal Fund and the Tax-Exempt Bond Fund; (3) a Subadvisory Agreement with Herndon Capital Management, LLC (“Herndon”) for the LargeCap Value Fund I; (4) an amended and restated Sub-Advisory Agreement with Principal Real Estate Investors, LLC (“PRIN”) for the Global Diversified Income Fund; (5) a Subadvisory Agreement with Guggenheim Partners Asset Management, LLC (“Guggenheim”) for the Global Diversified Income Fund; (6) a Subadvisory Agreement with W.H. Reaves & Co. (“Reaves”), Inc. for the Global Diversified Income Fund; and (7) an amended and restated Management Agreement with Principal Management Corporation (the “Manager”) related to changes in the fee schedules of the Tax-Exempt Bond Fund, California Municipal Fund, LargeCap Growth Fund II, International Fund I, LargeCap Value Fund, MidCap Value Fund I, MidCap Blend Fund, International Emerging Markets Fund and Real Estate Securities Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements.

At its September 13, 2010 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between the Manager and PFI, on behalf of each of the sixty-four (64) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Investment Advisory Incorporated; Causeway Capital Management LLC.; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex Investment Management Company, LLC; Goldman Sachs Asset Management, L.P.; Guggenheim Investment Management, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Mellon Capital Management Corporation; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); Pyramis Global Advisors, LLC; Schroder Investment Management North America Inc. (“Schroder” and including the sub-subadvisory agreement among the Manager, Schroder and Schroder Investment Management North America Limited); Spectrum Asset Management, Inc. (“Spectrum”); Tortoise Capital Advisors, LLC; T. Rowe Price Associates, Inc.; Thompson Siegel & Walmsley, LLC; Turner Investment Partners, Inc.; Vaughan Nelson Investment Management, LP; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.” The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and, with the assistance of independent legal counsel, concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and they considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board also took note that the Manager applied the same due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and found no issues that needed to be considered in connection with the renewal of the Advisory Agreements.

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

95

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, as applicable. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met or exceeded acceptable levels of investment performance. There were some Funds, or certain Subadvisors for a multi-manager Fund, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered the longer-term performance of the Funds. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Fund, the Manager had advised the Board that the investment services delivered by each Subadvisor to the Fund were reasonable, the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring or sufficient remedial steps had been taken by the Subadvisor that it justified continuing the contract with more in-depth monitoring. The Board noted that with respect to certain PFI Funds, the longer-term underperformance was due to the performance of such Funds’ previous Subadvisors, that the Manager had recommended, and the Board had approved, replacing the previous Subadvisors and that performance has improved, or was expected to improve. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor either met or exceeded acceptable levels of investment performance; or (ii) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class A shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total Assets, the information provided was based upon Class I shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Funds, actual management fees and net expense ratios were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. The Board considered specific factors relevant to its review of certain Funds with both actual management fees and total net expenses higher than the third quartile as compared to their Expense Group. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds) compare favorably. The Board considered that some Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager contractually agreed to continue to reduce the management fees for thirteen Funds that have implemented the “Core Satellite” structure. The Board also took into consideration certain fee reductions.

With respect to the Board’s review of the expense caps in place with respect to certain Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such Funds for an additional year, to raise the expense cap levels for one Fund and to let expense caps for certain other Funds expire, based upon the individual circumstances of these Funds.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the Management Agreement, for the year ended December 31, 2010. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, Columbus Circle and Spectrum). The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

96

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board noted as a part of the contract review process, management offered additional breakpoints for five Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the LifeTime Funds series of PFI do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low basis point fee for all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Guggenheim, Reaves, PGI, and Herndon Subadvisory Agreements

At its June 14, 2011 meeting, the Board considered whether to approve a subadvisory agreement between the Manager and Herndon for the LargeCap Value Fund I and an amended sub-advisory agreement between the Manager and PGI for the California Municipal Fund and the Tax-Exempt Bond Fund. At its September 13, 2011 meeting, the Board considered whether to approve a subadvisory agreement between the Manager and Reaves for the Global Diversified Income Fund and a subadvisory agreement between the Manager and Guggenheim for the Global Diversified Income Fund. The LargeCap Value Fund I, California Municipal Fund, Tax-Exempt Bond Fund, and Global Diversified Income Fund are referred to as a “Fund” or together as the “Funds.”

The Board considered the nature, quality and extent of services expected to be provided under each subadvisory agreement. The Board considered the reputation, qualifications and background of each subadvisor, investment approach of each subadvisor, the experience and skills of each subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that PGI provides subadvisory services for other series of PFI and that an affiliate of Guggenheim currently provides subadvisory services for the high yield bond segment of the Global Diversified Income Fund. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors for the Funds and that the Manager recommended each subadvisor for the applicable Fund based upon that program.

97

With respect to PGI, the Board reviewed the historical performance of a fund with an investment strategy similar to the PFI Tax-Exempt Bond Fund that was previously managed by the lead portfolio manager of the proposed investment team of PGI, as compared to a Morningstar peer group and a relevant benchmark index. The Board also reviewed an analysis of such fund’s historical and projected risk/return profile and considered the investment philosophy of the PGI investment team. With respect to Herndon, the Board reviewed the historical performance of a portfolio with an investment strategy similar to that proposed for LargeCap Value I, as compared to a Morningstar peer group and a relevant benchmark index. The Board also reviewed an analysis of the impact Herndon’s performance would have had on LargeCap Value I’s risk-adjusted excess returns over the three- and five-year periods ended March 31, 2011. The Board reviewed the historical one-year, three-year, five-year and ten-year or since inception performance as of June 30, 2011 of Reaves and Guggenheim in a portfolio with an investment strategy similar to that proposed for the Global Diversified Income Fund, as compared to each strategy’s relevant benchmark index. The Board concluded, based on this information, that investment performance of each subadvisor was expected to be satisfactory.

The Board considered the subadvisory fees proposed to be paid to each subadvisor. The Board compared each proposed fee schedule to that of the existing subadvisors for each Fund. The Board also considered the fees charged by each subadvisor to its other subadvisory clients with the same investment mandate. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under each proposed subadvisory agreement. The Board noted that the Herndon, Guggenheim, and Reaves fee schedules each include breakpoints and concluded that each fee schedule reflects an appropriate recognition of economies of scale at the Fund’s current asset level. In evaluating the factor of profitability, the Board considered that the Manager will compensate each subadvisor from its own management fees and the Manager had negotiated the subadvisory agreement with Herndon, Guggenheim, and Reaves at arm’s-length. On the basis of the information provided, the Board concluded that the proposed subadvisory fees were reasonable.

The Board also considered the character and amount of other incidental benefits to be received by the subadvisors.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the subadvisory agreements were fair and reasonable and that approval of the sub-advisory agreements was in the best interests of the Funds.

PRIN Subadvisory Agreement

At its September 13, 2011 meeting, the Board considered whether to approve an amended subadvisory agreement between the Manager and PRIN related to a reduction in fees for the Global Diversified Income Fund.

The Board noted that at their August and earlier September meetings, in connection with annual contract renewal process, they had considered the nature, quality and extent of services provided by PRIN and had concluded, based on the information provided, that the terms of the subadvisory agreement with PRIN were reasonable and that approval of the subadvisory agreement with PRIN was in the best interests of the Fund. In connection with the proposal to reduce PRIN’s subadvisory fee as to the portion of the portfolio represented by commercial mortgage-backed securities, the Board considered PRIN’s representation that the fee reduction would not reduce the quality or quantity of the services provided by PRIN and that PRIN’s obligations under the Subadvisory Agreement would remain the same in all material respects.

Reduction in Management Fees

At its June 14, 2011, the Board considered whether to approve an amended and restated Management Agreement in connection with the proposal to reduce the management fee for the Tax-Exempt Bond Fund and the California Municipal Fund. At its September 13, 2011, the Board considered whether to approve an amended and restated Management Agreement in connection with the proposal to reduce the management fees for the LargeCap Growth Fund II, International Fund I, LargeCap Value Fund, MidCap Value Fund I, MidCap Blend Fund, International Emerging Markets Fund and Real Estate Securities Fund.

The Board considered the Manager’s representation that the reduction of the Fund’s management fee would not reduce the quality or quantity of the services provided by the Manager to each Fund and that the Manager’s obligations under the Management Agreement would remain the same in all material respects.

With regards to the reduction in fees for the Tax-Exempt Bond Fund and the California Municipal Fund, the Board considered that they last approved the Management Agreement for such Funds during the annual contract renewal process that concluded at the Board’s September 2010 meeting. With regards to the reduction in fees for the LargeCap Growth Fund II, International Fund I, LargeCap Value Fund, MidCap Value Fund I, MidCap Blend Fund, International Emerging Markets Fund and the Real Estate Securities Fund, the board noted that they approved the Management agreement with respect to such Funds at the September 2011meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of services provided by the Manager under the Management Agreement and had concluded, based on the information provided, that the terms of the Management Agreement were reasonable and that approval of the Management Agreement was in the best interests of each Fund.

98

FEDERAL INCOME TAX INFORMATION PRINCIPAL FUNDS, INC.

October 31, 2011 (unaudited )

Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2011. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2011, that qualifies for the dividend received deduction is as follows:

Deductible
Percentage
Principal LifeTime 2010 Fund	13%
Principal LifeTime 2020 Fund	17%
Principal LifeTime 2030 Fund	21%
Principal LifeTime 2040 Fund	25%
Principal LifeTime 2050 Fund	28%
Principal LifeTime Strategic Income Fund	5%
SAM Balanced Portfolio	38%
SAM Conservative Balanced Portfolio	19%
SAM Conservative Growth Portfolio	79%
SAM Flexible Income Portfolio	12%
SAM Strategic Growth Portfolio	100%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax

Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2011, taxed at a maximum rate of 15% is as follows:

Percentage
Principal LifeTime 2010 Fund	22%
Principal LifeTime 2020 Fund	29%
Principal LifeTime 2030 Fund	36%
Principal LifeTime 2040 Fund	44%
Principal LifeTime 2050 Fund	49%
Principal LifeTime Strategic Income Fund	9%
SAM Balanced Portfolio	54%
SAM Conservative Balanced Portfolio	28%
SAM Conservative Growth Portfolio	100%
SAM Flexible Income Portfolio	17%
SAM Strategic Growth Portfolio	100%

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns.

For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

99

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GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Distributed by: Principal Funds Distributor, Inc., Member FINRA, 1100 Investment Blvd., Suite 200, El Dorado Hills, CA 95762

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

FV457A-04 | 12/2011 | #t11102602es ©2011 Principal Financial Services, Inc.

Class J Shares

Principal Funds Money Market Fund

Annual Report

October 31, 2011

Letter from the President	1
Money Market Fund	2
Financial Statements	4
Notes to Financial Statements	7
Schedules of Investments	12
Financial Highlights	16
Report of Registered Independent Public Accounting Firm	18
Shareholder Expense Example	19
Supplemental Information	20

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Nora Everett President and CEO, Principal Funds

The sustained period of steady growth that global economies experienced during the first quarter of 2011 had slowed to a sluggish pace by August. A series of significant international events — from Japan’s massive March 11, 2011 earthquake to geopolitical turmoil in the Middle East and North Africa to continued concerns over government policy and economic uncertainty in the European Union and the U.S. — eventually took a toll on international and domestic economies. Stock markets tended to follow suit, subjecting investors to a bumpy ride. By October, the slowdown appeared to have eased somewhat in the U.S., and equity markets rallied as moderately positive economic results and optimism over constructive resolutions in Europe lessened investor worries.

In terms of your portfolio, we encourage you to maintain a diversified investment program — especially in light of the heightened market volatility. To potentially reduce your risk of loss (or of missed opportunity) due to investing too heavily in any one asset class, we encourage you to work with your financial professional to ensure your portfolio is spread across and within a range of asset classes. In doing so, we suggest you take into consideration your time horizon for each of your financial goals as well as your tolerance for investment risk.1

Investments to help you reach for your goals

To help you achieve your financial goals, we offer funds covering a wide range of investment needs and levels of risk, for all stages in life — whether you are investing for goals that are years down the road (such as retirement) or closer at hand (such as purchasing a home). We also offer investments structured to potentially provide income you can use today (for example, to help meet monthly income needs if you are already retired).

Within our fund family, you have clear choices for diversifying your portfolio. You can select a mix of our individual funds, or you can choose one of our target-risk or target-date asset allocation funds, each of which is already broadly diversified. You can rely on our asset allocation expertise, as we are the fifth-largest provider of lifecycle funds in the industry (target-risk and target-date funds combined), with one of the longest track records.2 Whatever your financial goals, we have a wide range of mutual funds to help you succeed.

On behalf of everyone at Principal Funds, I thank you for your continued support.

Nora Everett, President and CEO Principal Funds

About our target-date funds

Our target-date funds invest in underlying Principal Funds and each is managed toward a particular target (retirement) date, or the approximate date the participant or investor starts withdrawing money. As each of our target-date funds approaches its target date, the investment mix becomes more conservative by increasing exposure to generally more conservative investment options and reducing exposure to typically more aggressive investment options. The asset allocation for each target-date fund is regularly re-adjusted within a timeframe that extends 10-15 years beyond the target date, at which point it reaches its most conservative allocation. Our target-date funds assume the value of the investor’s account will be withdrawn gradually during retirement. Neither the principal nor the underlying assets of our target-date funds is guaranteed at any time, including the target date. Investment risk remains at all times.

.

1 Asset allocation/diversification does not guarantee a profit or protect against a loss. Past performance is no guarantee of future results.

[2]	Source: FRC Quarterly LifeCycle Report, June 30, 2011

1

Money Market Fund

Portfolio Managers: Tracy Reeg Alice Robertson Principal Global Investors, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio performed in line with its peer group. The portfolio's allocation to Variable Rate Demand Notes (VRDNs) continued to benefit performance, as the yields on VRDNs were higher than the yields on other investment options. The portfolio also tried to maintain a longer-weighted average-days-to-maturity than its peers, which enabled the portfolio to purchase more securities with longer maturity dates and higher yields. Due to the uncertainty in Europe and European banks, the portfolio reduced exposure to these entities during the period; the portfolio's lower exposure than its peers (and significantly reduced exposure relative to the industry) effectively decreased overall portfolio yield.

* Variable rate demand notes are debt instruments representing borrowed funds that are payable on demand and accrue interest based on a prevailing money market rate.

2

Money Market Fund

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A contingent deferred sales charge may apply as follows: Class J shares: 1% on redemptions made during the first 18 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The 7-day simple yield more closely reflects current fund earnings than the total return data.

Average Annual Total Returns* as of October 31, 2011
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	0.00%	1.48%	1.38%
	Including Sales Charge	-1.00%	1.48%	1.38%

Total Investment Expense** as shown in the 3/1/11 prospectus
		Gross/Net Expense Ratio
Class J Shares			0.66%

Yields*** as of October 31, 2011
	7-Day Simple Yield		7-Day Effective Yield
Class J Shares	0.00%		0.00%

Yields** as of 9/30/11:
Class J Shares: 0.00% (7-day simple yield); 0.00% (7-day effective yield)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Principal has voluntarily agreed to limit the Fund’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

*** The 7-day simple yield is calculated based on the income generated by an investment in the fund over a 7-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly to the 7-day simple yield but assumes that income earned from the fund’s investment is reinvested and compounded.

3

	STATEMENT OF ASSETS AND LIABILITIES
	PRINCIPAL FUNDS, INC.
	October 31, 2011

		Money Market
Amounts in thousands, except per share amounts		Fund
Investment in securities--at cost		$ 1,343,501
Assets
Investment in securities--at value		$ 1,343,501
Cash		15
Receivables:
Dividends and interest		102
Expense reimbursement from Manager		337
Expense reimbursement from Distributor		49
Fund shares sold		2,646
Other assets		26
Prepaid directors' expenses		2
	Total Assets	1,346,678
Liabilities
Accrued management and investment advisory fees		450
Accrued administrative service fees		10
Accrued distribution fees		133
Accrued service fees		42
Accrued transfer agent fees		353
Accrued other expenses		16
Payables:
Fund shares redeemed		7,040
	Total Liabilities	8,044
Net Assets Applicable to Outstanding Shares		$ 1,338,634
Net Assets Consist of:
Capital Shares and additional paid-in-capital		$ 1,380,250
Accumulated (overdistributed) net realized (loss)		(41,616)
	Total Net Assets	$ 1,338,634
Capital Stock (par value: $.01 a share):
Shares authorized		17,575,000
Net Asset Value Per Share:
Class A: Net Assets		$ 516,229
Shares Issued and Outstanding		516,291
Net Asset Value per share		$ 1.00
Maximum Offering Price		$ 1.00
Class B: Net Assets		$ 23,065
Shares Issued and Outstanding		23,067
Net Asset Value per share		$ 1.00 (a)
Class C: Net Assets		$ 27,556
Shares Issued and Outstanding		27,559
Net Asset Value per share		$ 1.00 (a)
Class J: Net Assets		$ 316,914
Shares Issued and Outstanding		316,951
Net Asset Value per share		$ 1.00 (a)
Institutional: Net Assets		$ 263,071
Shares Issued and Outstanding		263,101
Net Asset Value per share		$ 1.00
R-1: Net Assets		$ 8,697
Shares Issued and Outstanding		8,698
Net Asset Value per share		$ 1.00
R-2: Net Assets		$ 21,196
Shares Issued and Outstanding		21,198
Net Asset Value per share		$ 1.00
R-3: Net Assets		$ 46,976
Shares Issued and Outstanding		46,982
Net Asset Value per share		$ 1.00
R-4: Net Assets		$ 24,168
Shares Issued and Outstanding		24,170
Net Asset Value per share		$ 1.00
R-5: Net Assets		$ 90,762
Shares Issued and Outstanding		90,772
Net Asset Value per share		$ 1.00

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

4

STATEMENT OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2011

Amounts in thousands	Money Market Fund
Net Investment Income (Loss)
Income:
Interest	$ 3,687
Total Income	3,687
Expenses:
Management and investment advisory fees	5,141
Distribution fees - Class B	278
Distribution fees - Class C	211
Distribution fees - Class J	740
Distribution fees - R-1	33
Distribution fees - R-2	69
Distribution fees - R-3	121
Distribution fees - R-4	23
Administrative service fees - R-1	26
Administrative service fees - R-2	46
Administrative service fees - R-3	34
Administrative service fees - R-4	7
Administrative service fees - R-5	11
Registration fees - Institutional	35
Service fees - R-1	23
Service fees - R-2	57
Service fees - R-3	121
Service fees - R-4	57
Service fees - R-5	288
Shareholder reports - Class B	6
Shareholder reports - Class C	1
Transfer agent fees - Class A	712
Transfer agent fees - Class B	53
Transfer agent fees - Class C	20
Transfer agent fees - Class J	330
Transfer agent fees - Institutional	4
Custodian fees	2
Directors' expenses	32
Professional fees	24
Other expenses	29
Total Gross Expenses	8,534
Less: Reimbursement from Manager - Class A	1,314
Less: Reimbursement from Manager - Class B	298
Less: Reimbursement from Manager - Class C	47
Less: Reimbursement from Manager - Class J	1,419
Less: Reimbursement from Manager - Institutional	324
Less: Reimbursement from Manager - R-1	60
Less: Reimbursement from Manager - R-2	129
Less: Reimbursement from Manager - R-3	212
Less: Reimbursement from Manager - R-4	91
Less: Reimbursement from Manager - R-5	426
Less: Reimbursement from Distributor - Class B	70
Less: Reimbursement from Distributor - Class C	211
Less: Reimbursement from Distributor - R-1	33
Less: Reimbursement from Distributor - R-2	69
Less: Reimbursement from Distributor - R-3	121
Less: Reimbursement from Distributor - R-4	23
Total Net Expenses	3,687
Net Investment Income (Loss)	–

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions	4
Net Realized and Unrealized Gain (Loss) on Investments	4
Net Increase in Net Assets Resulting from Operations	$ 4

See accompanying notes.

5

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Money Market Fund
								Year Ended		Year Ended
								October 31, 2011		October 31, 2010
Operations
Net investment income (loss)								$ –		$ –
Net realized gain on investments									4		3,636
Change in unrealized appreciation/depreciation of investments									–		–
		Net Increase (Decrease) in Net Assets Resulting from Operations							4		3,636

Capital Share Transactions
Net increase (decrease) in capital share transactions									14,549	(1,029,617)
					Total increase (decrease) in net assets				14,553	(1,025,981)

Net Assets
Beginning of period									1,324,081	2,350,062
End of period (including undistributed net investment income as set forth below)								$ 1,338,634		$ 1,324,081
Undistributed (overdistributed) net investment income (loss)								$ –		$ –

	Class A	Class B	Class C	Class J	Class S(a) Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2011
Dollars:
Sold	$ 570,848	$ 10,967 $	30,190	$ 194,727	N/A	$ 200,053	$ 3,245 $	5,608	$ 25,655 $	13,578	$ 54,955
Redeemed	(559,870)	(23,973)	(23,271)	(188,063)	N/A	(139,058)	(4,366)	(10,118)	(34,905)	(12,285)	(99,368)
Net Increase (Decrease)	$ 10,978	$ (13,006) $	6,919	$ 6,664	N/A	$ 60,995	$ (1,121) $	(4,510) $	(9,250) $	1,293	$ (44,413)
Shares:
Sold	570,848	10,967	30,190	194,727	N/A	200,053	3,245	5,608	25,655	13,578	54,955
Redeemed	(559,870)	(23,973)	(23,271)	(188,063)	N/A	(139,058)	(4,366)	(10,118)	(34,905)	(12,285)	(99,368)
Net Increase (Decrease)	10,978	(13,006)	6,919	6,664	N/A	60,995	(1,121)	(4,510)	(9,250)	1,293	(44,413)
Year Ended October 31, 2010
Dollars:
Sold	$ 469,628	$ 12,489 $	14,391	$ 135,851	$ 6,506	$ 132,522	$ 2,839 $	8,696	$ 20,776 $	13,086	$ 56,656
Issued in acquisitions	1,527	–	526	16,294	–	109,510	10	5,323	1,061	8	650
Redeemed	(603,810)	(43,213)	(25,057)	(188,959)	(767,986)	(272,273)	(3,087)	(12,364)	(34,051)	(16,516)	(70,650)
Net Increase (Decrease)	$ (132,655) $	(30,724) $ (10,140) $ (36,814) $ (761,480) $				(30,241) $	(238) $	1,655	$ (12,214) $	(3,422) $ (13,344)
Shares:
Sold	469,628	12,489	14,391	135,851	6,506	132,522	2,839	8,696	20,776	13,086	56,656
Issued in acquisitions	1,527	–	526	16,294	–	109,510	10	5,323	1,061	8	650
Redeemed	(603,810)	(43,213)	(25,057)	(188,959)	(767,986)	(272,273)	(3,087)	(12,364)	(34,051)	(16,516)	(70,650)
Net Increase (Decrease)	(132,655)	(30,724)	(10,140)	(36,814)	(761,480)	(30,241)	(238)	1,655	(12,214)	(3,422)	(13,344)

Distributions:
Year Ended October 31, 2011
From net investment
income	$ –	$ – $	–	$ –	N/A	$ –	$ – $	–	$ – $	–	$ –
From net realized gain on
investments	–	–	–	–	N/A	–	–	–	–	–	–
Total Dividends and
Distributions	$ –	$ – $	–	$ –	N/A	$ –	$ – $	–	$ – $	–	$ –
Year Ended October 31, 2010
From net investment
income	$ –	$ – $	–	$ –	$ –	$ –	$ – $	–	$ – $	–	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ –	$ – $	–	$ –	$ –	$ –	$ – $	–	$ – $	–	$ –

(a) Class S shares discontinued operations on November 23, 2009.

See accompanying notes.

6

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

1. Organization

Principal Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates in the mutual fund industry. The financial statements for Money Market Fund are presented herein. Money Market Fund offers ten classes of shares: Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4, and R-5. Information presented in these financial statements pertains to the Class J shares. Certain detailed information for the other classes of shares is provided separately.

The sole shareholder of the Class S shares of the Fund redeemed all shares in November 2009. On November 23, 2009 the Class S shares ceased operations.

Effective December 20, 2009, Money Market Fund acquired all the assets and assumed all the liabilities of Ultra Short Bond Fund pursuant to a plan of acquisition approved by the shareholders on December 15, 2009. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 19,180,000 shares from Ultra Short Bond Fund for 134,909,000 shares valued at $134,909,000 of Money Market Fund at an approximate exchange rate of 7.04, 7.04, 6.99, 7.04, 6.99, 6.99, 7.01, 6.98, 7.03, for Class A, Class C, Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares, respectively. The investment securities of Ultra Short Bond Fund, with a fair value of approximately $131,525,000 and a cost of $131,913,000 at December 20, 2009 were the primary assets acquired by Money Market Fund. For financial reporting purposes, assets received and shares issued by Money Market Fund were recorded at fair value; however, the cost basis of the investments received from Ultra Short Bond Fund were carried forward to align ongoing reporting of Money Market Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Ultra Short Bond Fund and Money Market Fund immediately prior to the acquisition were approximately $134,909,000 (including approximately $64,643,000 of accumulated realized losses) and $1,544,659,000, respectively. The aggregate net assets of Money Market Fund immediately following the acquisition were $1,679,568,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation. Approximately $23,196,000 of the capital loss carryforward expired at October 31, 2010.

Assuming the acquisition had been completed on November 1, 2009, the beginning of the fiscal year for Money Market Fund, Money Market Fund’s pro forma results of operations for the year ended October 31, 2010, would have been $33,000 of net investment income, $3,306,000 of net realized and unrealized gain on investments, and $3,339,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Ultra Short Bond Fund that have been included in Money Market Fund’s statement of operations since December 20, 2009.

Effective March 1, 2010, Class B shares of the Fund are no longer available for purchase (including investments through an automated investment plan), except through exchanges and dividend reinvestments. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares. Shareholders who owned Class B shares on February 26, 2010 will still receive dividend reinvestments and may continue to exchange their shares for other Fund’s Class B shares in accordance with the Funds’ current policies. All other features of Class B shares, including 12b-1 distribution and/or service fees, contingent deferred sales charge schedules, and conversion features, remain unchanged and continue in effect.

All classes of shares represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Board of Directors of Principal Funds, Inc. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

7

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

2. Significant Accounting Policies (Continued)

Security Valuation. The Fund values its securities, other than holdings of other mutual funds, at amortized cost, which approximates market, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other mutual funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.

Income and Investment Transactions. The Fund records investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis. The Fund allocates daily all income and realized gains or losses to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class.

The Fund’s investments are with various issuers in various industries. The schedule of investments contained herein summarizes concentration of credit risk by issuer and industry.

Expenses. Expenses directly attributed to a Fund are charged to that Fund. Other Fund expenses not directly attributed to a Fund are apportioned among the Funds managed by Principal Management Corporation.

The Fund allocates daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2011, are included separately in the statement of operations.

Distributions to Shareholders. The Fund declares all net investment income and any net realized gains from investment transactions as dividends daily to settled shares of record as of that day. Dividends from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

Federal Income Taxes. No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2011, the Fund did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2008-2011. No examinations are in progress or anticipated at this time.

Recent Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU No. 2011-04 amends ASC 820, Fair Value Measurements and Disclosures to require additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following: 1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and 2) for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs. Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

Subsequent Events. Management has evaluated events or transactions that may have occurred since October 31, 2011, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

3. Operating Policies

Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

8

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

3. Operating Policies (Continued)

Line of Credit. The Fund participates with other registered investment companies managed by Principal Management Corporation in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Fed Funds Rate or LIBOR Rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. The Fund did not borrow against the line of credit during the year ended October 31, 2011.

4. Fair Valuation

Fair value is defined as the price that the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Fund uses various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Fund’s assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. As of October 31, 2011, there were no significant transfers between Level 1 and Level 2.

As of October 31, 2011, 100% of the Fund’s investments were valued based on Level 2 inputs, with the exception of publically traded investment funds, which is based on a Level 1 input.

9

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

5. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of the Fund’s average daily net assets. A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of the Fund, which is an affiliate of the Manager. The annual rates used in this calculation for the Fund are as follows:

Net Assets of Fund (in millions)

First	Next	Next	Next	Next $1	Over $3
$500	$500	$500	$500	billion	billion
.40%	.39%	.38%	.37%	.36%	.35%

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class B, Class C, Class J and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services.

The Manager has contractually agreed to limit the Fund’s expenses on certain share classes of the Fund. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limit for Class B and Class C shares is 1.55% and 1.79%, respectively. The expense limits will expire on February 29, 2012.

The Manager has voluntarily agreed to limit the Fund’s expenses on certain share classes of the Fund. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limit for Institutional Class shares is .43% and may be terminated at any time. In addition, the Manager has voluntarily agreed to limit the Fund’s expenses for all classes of shares to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

Distribution Fees. The Class B, Class C, Class J, R-1, R-2, R-3, and R-4 shares of the Fund bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of the Fund. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Fund, a portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are 1.00%, 1.00%, .25%, .35%, .30%, .25% and .10% for Class B, Class C, Class J, R-1, R-2, R-3, and R-4 Classes of shares, respectively.

Principal Funds Distributor, Inc. has voluntarily agreed to limit the Fund’s distribution fees attributable to certain share classes of the Fund. The limit will maintain the level of distribution fees (expressed as a percent of average net assets on an annualized basis) not to exceed .75% for Class B and 0% for Class C, R-1, R-2, R-3 and R-4 shares, respectively. The limit may be terminated at any time.

Sales Charges. Principal Funds Distributor, Inc., as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were sold originally without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2011, were $10,000, $57,000, $9,000, and $136,000 for Class A, Class B, Class C, and Class J shares, respectively.

Affiliated Ownership. At October 31, 2011, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned 11,597,000 and 2,918,000 shares of Class A and Institutional shares, respectively.

10

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2011

6. Capital Share Transactions

For the year ended October 31, 2011, the following table reflects the conversion of Class B shares into Class A shares. The amounts are also shown in the statement of changes in net assets as shares sold and dollars sold for Class A and shares redeemed and dollars redeemed for Class B (amounts in thousands).

	Shares	Dollars
Money Market Fund	5,135	$ 5,135

7. Federal Tax Information

Distributions to Shareholders. Money Market Fund did not make any distributions for the years ended October 31, 2011 and October 31, 2010.

Capital Loss Carryforward. Capital loss carryforwards are losses that can be used to offset future capital gains although it is unlikely the Fund will recognize future capital gains. As of October 31, 2011 the Fund had approximate net capital loss carryforwards as follows (amounts in thousands):

	Net Capital Loss Carryforward Expiring In:
						Annual
	2014	2015	2016	2017	Total	Limitations*

Money Market Fund	$ 28 $	3,000	$ 35,617 $	2,969 $	41,614	$ 5,612

*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of Money Market Fund’s losses have been subjected to an annual limitation.

Effective for realized capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, the net capital losses will be carried forward with no expiration and with the character of the loss retained. Capital losses generated in future years must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

As of October 31, 2011, Money Market Fund utilized capital loss carryforwards of $5,000.

Reclassification of Capital Accounts. Money Market Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the fund. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, Money Market Fund recorded a reclassification of $2,000 to Accumulated Net Realized Gain on Investments and ($2,000) to Paid in Capital.

11

Schedule of Investments
Money Market Fund
October 31, 2011

COMMON STOCKS - 3.97%	Shares Held	Value (000's)		Principal

Publicly Traded Investment Fund - 3.97%			BONDS (continued)	Amount (000's)	Value (000's)
BlackRock Liquidity Funds TempFund	28,400,000	$ 28,400	Other Asset Backed Securities (continued)
Portfolio			Macquarie Equipment Funding Trust
STIT - Liquid Assets Portfolio	24,700,000	24,700	0.43%, 3/20/2012(a),(b)	$ 1,199	$ 1,199
		$ 53,100	MMAF Equipment Finance LLC
TOTAL COMMON STOCKS		$ 53,100	0.32%, 8/15/2012(b)	2,512	2,512
	Principal				$ 18,055
BONDS - 12.40%	Amount (000's)	Value (000's)	Pharmaceuticals - 0.70%
Automobile Asset Backed Securities - 2.04%			Sanofi-Aventis SA
AmeriCredit Automobile Receivables Trust			0.41%, 3/28/2012(a)	9,400	9,400
0.28%, 7/9/2012	$ 2,292	$ 2,292
BMW Vehicle Owner Trust			TOTAL BONDS		$ 166,038
0.31%, 9/25/2012	3,866	3,866		Principal
Ford Credit Auto Lease Trust			MUNICIPAL BONDS - 6.30%	Amount (000's)	Value (000's)
0.26%, 7/15/2012	3,325	3,325
Honda Auto Receivables Owner Trust			California - 2.34%
0.32%, 3/15/2012(a)	729	729	California Statewide Communities
Huntington Auto Trust			Development Authority FANNIE MAE
0.36%, 9/17/2012(b)	5,511	5,511	0.18%, 11/7/2011	$ 300	$ 300
Hyundai Auto Lease Securitization Trust			Kern Water Bank Authority WELLS FARGO
2011-A			0.22%, 11/7/2011	5,337	5,337
0.31%, 8/15/2012(b)	4,004	4,004	San Jose Redevelopment Agency JP
Mercedes-Benz Auto Receivables Trust			MORGAN CHASE & CO
0.22%, 7/16/2012	3,314	3,314	0.16%, 11/7/2011	25,710	25,710
Nissan Auto Lease Trust					$ 31,347
0.23%, 7/16/2012	2,129	2,129	Colorado - 0.15%
Santander Drive Auto Receivables Trust			Colorado Housing & Finance
0.31%, 5/15/2012	1,769	1,769	Authority WELLS FARGO
World Omni Automobile Lease Securitization			0.27%, 11/7/2011	325	325
Trust			County of Kit Carson CO WELLS FARGO
0.30%, 4/16/2012	444	444	0.16%, 11/7/2011	1,550	1,550
		$ 27,383			$ 1,875

Banks - 1.19%			Georgia - 0.17%
JP Morgan Chase Bank NA			Savannah College of Art & Design Inc BANK
0.28%, 11/20/2012(a)	8,000	8,000	OF AMERICA
0.37%, 11/9/2012(a)	8,000	8,000	0.30%, 11/7/2011	2,300	2,300
		$ 16,000

Diversified Financial Services - 3.62%			Illinois - 1.15%
Corporate Finance Managers Inc			Memorial Health System/IL JP MORGAN
0.22%, 11/7/2011	12,800	12,800	CHASE & CO
MetLife			0.16%, 11/7/2011	15,380	15,380
0.49%, 8/16/2012(a),(c)	15,000	15,000
NGSP Inc
0.55%, 11/7/2011	14,100	14,100	Indiana - 0.24%
Toyota Motor Credit Corp			Ball State University Foundation Inc US
0.60%, 10/18/2012(a)	6,500	6,500	BANK
		$ 48,400	0.18%, 11/1/2011	3,150	3,150

Healthcare - Services - 1.18%			Maryland - 0.34%
Everett Clinic PS			City of Baltimore MD STATE STREET
0.40%, 11/7/2011	4,600	4,600	BANK & TRUST
Portland Clinic LLP/The			0.18%, 11/7/2011	4,600	4,600
0.25%, 11/7/2011	11,200	11,200
		$ 15,800
			Minnesota - 0.53%
Insurance - 2.32%			City of St Paul MN US BANK
ING USA Annuity & Life Insurance Co			0.22%, 11/7/2011	2,300	2,300
0.75%, 12/6/2011(a),(c)	15,000	15,000
			Minnesota Housing Finance Agency STATE
New York Life Capital Corp			STREET BANK & TRUST
0.25%, 7/27/2012(a),(c)	16,000	16,000
			0.22%, 11/7/2011	4,860	4,860
		$ 31,000			$ 7,160

Other Asset Backed Securities - 1.35%			New Mexico - 0.29%
CNH Equipment Trust			City of Las Cruces NM WELLS FARGO
0.38%, 10/12/2012	5,301	5,302	0.22%, 11/7/2011	3,900	3,900
GE Equipment Midticket LLC
0.43%, 10/22/2012	4,100	4,100
GE Equipment Transportation LLC			New York - 0.60%
0.29%, 7/20/2012	2,283	2,283	Housing Development Corp/NY HESSEN
John Deere Owner Trust			LANDES BANK
0.31%, 5/11/2012	2,659	2,659	0.28%, 11/7/2011	5,400	5,400

See accompanying notes

12

Schedule of Investments Money Market Fund October 31, 2011

	Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)

New York (continued)
Housing Development Corp/NY JP
MORGAN CHASE & CO
0.16%, 11/7/2011	$ 2,730	$ 2,730
		$ 8,130

Oklahoma - 0.36%
Oklahoma University Hospital BANK OF
AMERICA
0.30%, 11/7/2011	4,800	4,800

Washington - 0.13%
Washington State Housing Finance
Commission FANNIE MAE
0.18%, 11/7/2011	945	945
0.19%, 11/7/2011	565	565
Washington State Housing Finance
Commission US BANK
0.21%, 11/7/2011	230	230
		$ 1,740
TOTAL MUNICIPAL BONDS		$ 84,382
	Maturity
REPURCHASE AGREEMENTS - 9.30%	Amount (000's)	Value (000's)

Banks - 9.30%
Credit Suisse Repurchase Agreement; 0.08%	$ 65,000	$ 65,000
dated 10/31/11 maturing 11/01/11
(collateralized by US Government Security;
$66,300,000; 4.63%; dated 02/15/40)
Deutsche Bank Repurchase Agreement; 0.10%	59,480	59,480
dated 10/31/11 maturing 11/01/11
(collateralized by US Government
Securities; $60,669,600; 0.50% - 5.63%;
dated 12/01/11 - 03/12/27)
		$ 124,480
TOTAL REPURCHASE AGREEMENTS		$ 124,480
	Principal
COMMERCIAL PAPER - 67.36%	Amount (000's)	Value (000's)

Automobile Manufacturers - 0.49%
BMW US Capital LLC BMW AG
0.33%, 11/2/2011(b)	$ 6,500	$ 6,500

Banks - 22.12%
Bank of Nova Scotia/New York
0.24%, 11/10/2011	8,000	8,000
0.24%, 11/18/2011	8,000	7,999
Bank of Tokyo-Mitsubishi UFJ Ltd/New York
NY
0.22%, 11/21/2011	7,900	7,899
0.23%, 11/17/2011	8,000	7,999
0.25%, 12/29/2011	9,000	8,996
Commonwealth Bank of Australia
0.30%, 1/17/2012(b),(d)	6,000	5,996
0.38%, 2/23/2012(b),(d)	7,800	7,791
0.45%, 4/24/2012(b),(d)	7,000	6,985
Credit Suisse/New York NY
0.19%, 11/14/2011	7,000	6,999
DnB NOR Bank ASA
0.30%, 12/12/2011(b),(d)	6,000	5,998
0.36%, 1/19/2012(b),(d)	7,000	6,994
Goldman Sachs Group Inc/The
0.38%, 1/6/2012	8,000	7,994
0.55%, 3/1/2012	8,000	7,985
HSBC USA Inc
0.18%, 11/28/2011	8,300	8,299
Mizuho Funding LLC MIZUHO CORP
BANK
0.26%, 11/4/2011(b)	8,000	8,000
0.27%, 12/14/2011	7,000	6,998

	Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)

Banks (continued)
Mizuho Funding LLC MIZUHO CORP
BANK (continued)
0.38%, 1/23/2012(b)	$ 6,900	$ 6,894
National Australia Funding Delaware
Inc NATIONAL AUSTRALIA BANK
0.25%, 12/12/2011(b)	8,000	7,998
0.30%, 1/3/2012(b)	8,300	8,296
0.30%, 1/17/2012(b)	8,000	7,995
Oversea-Chinese Banking Corp Ltd
0.30%, 12/6/2011(d)	7,800	7,798
0.31%, 11/29/2011(d)	7,800	7,798
0.35%, 12/7/2011(d)	6,500	6,498
0.36%, 12/28/2011(d)	8,000	7,995
Skandinaviska Enskilda Banken AB
0.30%, 12/1/2011(b),(d)	6,000	5,998
Standard Chartered Bank/New York
0.24%, 11/7/2011(b)	6,000	6,000
0.27%, 12/21/2011(b)	7,000	6,997
0.28%, 12/13/2011(d)	7,000	6,998
0.29%, 12/19/2011(b)	6,000	5,998
Sumitomo Mitsui Banking Corp
0.27%, 11/9/2011(b),(d)	8,000	8,000
0.27%, 12/14/2011(b),(d)	8,900	8,897
Sumitomo Trust & Banking Co Ltd/New York
NY
0.27%, 11/30/2011	6,000	5,999
Toronto-Dominion Holdings USA
Inc TORONTO DOMINION BANK
0.21%, 12/30/2011(b)	7,000	6,998
0.32%, 2/15/2012(b)	9,000	8,992
Union Bank NA
0.20%, 11/17/2011	8,000	7,999
0.22%, 12/20/2011	6,000	5,998
0.31%, 2/14/2012	5,000	4,995
0.32%, 1/20/2012	8,000	7,994
Westpac Banking Corp
0.25%, 12/8/2011(b),(d)	8,000	7,998
0.30%, 11/15/2011(b),(d)	8,000	7,999
		$ 296,064

Commercial Services - 0.90%
Salvation Army
0.17%, 12/2/2011	7,000	7,000
Salvation Army/United States
0.20%, 11/22/2011	5,000	4,999
		$ 11,999

Computers - 0.60%
Hewlett-Packard Co
0.15%, 11/1/2011(b)	8,000	8,000

Consumer Products - 2.24%
Reckitt Benckiser Treasury Services
PLC RECKITT BENCKISER GROUP
0.35%, 11/16/2011(b)	6,000	5,999
0.42%, 11/21/2011(b)	8,000	7,998
0.46%, 11/7/2011(b)	8,000	8,000
0.46%, 4/4/2012(b)	8,000	7,984
		$ 29,981

Diversified Financial Services - 26.83%
Alpine Securitization Corp
0.19%, 11/4/2011(b)	8,000	8,000
0.19%, 11/9/2011(b)	7,000	7,000
0.19%, 11/17/2011(b)	7,000	6,999
0.19%, 11/23/2011(b)	5,000	4,999
American Honda Finance Corp AMERICAN
HONDA MOTOR CORP
0.22%, 11/14/2011	6,500	6,499

See accompanying notes

13

Schedule of Investments Money Market Fund October 31, 2011

	Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)

Diversified Financial Services (continued)
Bryant Park Funding LLC
0.17%, 11/15/2011(b)	$ 6,600	$ 6,600
0.17%, 11/23/2011(b)	8,000	7,999
0.17%, 11/28/2011(b)	8,000	7,999
CAFCO LLC
0.22%, 11/23/2011(b)	8,000	7,999
0.25%, 11/14/2011(b)	2,500	2,500
0.25%, 11/28/2011(b)	5,000	4,999
0.31%, 1/10/2012(b)	8,300	8,295
0.32%, 1/5/2012(b)	8,000	7,995
Charta Corp
0.25%, 11/16/2011(b)	8,000	7,999
0.30%, 12/1/2011(b)	7,000	6,998
CRC Funding LLC
0.25%, 12/5/2011(b)	8,000	7,998
0.25%, 12/8/2011(b)	8,300	8,298
Gotham Funding Corp
0.27%, 12/7/2011(b)	8,000	7,998
0.35%, 1/19/2012(b)	7,000	6,995
0.35%, 1/25/2012(b)	7,800	7,794
ING US Funding LLC ING BANK
0.25%, 12/27/2011	7,000	6,997
Jupiter Securitization Co LLC
0.14%, 11/22/2011(b)	6,900	6,899
0.15%, 11/18/2011(b)	8,000	7,999
0.20%, 11/3/2011(b)	8,000	8,000
Liberty Street Funding LLC
0.23%, 1/18/2012(b)	6,000	5,997
0.26%, 11/14/2011(b)	8,000	7,999
0.27%, 11/21/2011(b)	6,000	5,999
0.28%, 12/9/2011(b)	8,000	7,998
Nieuw Amsterdam Receivables Corp
0.20%, 11/3/2011(b)	7,000	7,000
0.23%, 11/2/2011(b)	8,000	8,000
0.23%, 12/9/2011(b)	9,000	8,998
0.27%, 11/18/2011(b)	8,000	7,999
Nordea North America Inc/DE NORDEA
BANK
0.18%, 12/27/2011	7,000	6,998
Paccar Financial Corp PACCAR INC
0.20%, 11/8/2011	7,000	7,000
Private Export Funding Corp
0.20%, 11/8/2011(b)	7,700	7,700
River Fuel Co NO.2 Inc BANK OF NOVA
SCOTIA
0.33%, 1/31/2012	6,000	5,995
River Fuel Trust No 1 BANK OF NOVA
SCOTIA
0.35%, 1/13/2012	3,000	2,998
Straight-A Funding LLC
0.14%, 12/8/2011	8,300	8,299
0.19%, 11/14/2011	2,000	2,000
0.19%, 12/22/2011(b)	8,000	7,998
0.19%, 1/9/2012	7,000	6,997
Thunder Bay Funding LLC
0.21%, 1/11/2012(b)	8,000	7,997
0.23%, 2/1/2012(b)	6,000	5,996
Toyota Motor Credit Corp
0.22%, 11/10/2011	8,000	8,000
0.24%, 11/8/2011	8,700	8,700
0.36%, 2/7/2012	3,000	2,997
UOB Funding LLC UNITED OVERSEAS
BANK LTD
0.32%, 1/9/2012	8,000	7,995
0.32%, 1/10/2012	7,800	7,795
0.35%, 1/4/2012	6,800	6,796
0.40%, 2/15/2012	8,000	7,991

	Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)

Diversified Financial Services (continued)
Variable Funding Capital Corp LLC
0.25%, 1/17/2012(b)	$ 7,000	$ 6,996
		$ 359,096

Electric - 4.51%
GDF Suez
0.18%, 11/4/2011(b)	8,000	8,000
0.19%, 11/1/2011(b)	4,500	4,500
0.19%, 12/5/2011(b)	7,000	6,999
0.20%, 12/15/2011(b)	8,000	7,998
0.20%, 12/16/2011(b)	6,000	5,998
Oglethorpe Power Corp
0.12%, 11/14/2011(b)	6,900	6,900
0.13%, 11/16/2011(b)	8,000	7,999
0.15%, 11/10/2011(b)	6,000	6,000
Pacific Gas & Electric Co
0.36%, 11/8/2011(b)	6,000	6,000
		$ 60,394

Healthcare - Services - 0.60%
Catholic Health Initiatives
0.15%, 12/6/2011	8,000	8,000

Insurance - 1.04%
Prudential Funding LLC PRUDENTIAL
FINANCIAL INC
0.18%, 11/2/2011	7,000	7,000
Prudential PLC
0.52%, 1/3/2012(b)	7,000	6,994
		$ 13,994

Mining - 0.90%
BHP Billiton Finance USA Ltd BHP
BILLITON LTD
0.10%, 11/1/2011(b)	8,000	8,000
0.16%, 1/26/2012	4,100	4,098
		$ 12,098

Miscellaneous Manufacturing - 0.52%
Danaher Corp
0.09%, 11/1/2011	7,000	7,000

Oil & Gas - 2.25%
BP Capital Markets PLC BP PLC
0.22%, 11/15/2011(b)	7,600	7,599
0.28%, 1/17/2012(b)	7,500	7,496
0.29%, 2/24/2012(b)	8,000	7,993
Total Capital Canada Ltd TOTAL SA
0.41%, 12/16/2011(b)	7,000	6,996
		$ 30,084

Supranational Bank - 2.31%
Corp Andina de Fomento
0.23%, 11/7/2011(b)	8,000	8,000
0.23%, 12/6/2011(b)	8,000	7,998
0.23%, 12/13/2011(b)	7,000	6,998
0.31%, 11/9/2011(b)	8,000	7,999
		$ 30,995

Telecommunications - 2.05%
Telstra Corp Ltd
0.27%, 11/7/2011(b)	7,500	7,499
0.27%, 11/21/2011(b)	7,500	7,499
0.28%, 12/19/2011(b)	6,000	5,998
Verizon Communications Inc
0.24%, 11/3/2011(b)	6,500	6,500
		$ 27,496
TOTAL COMMERCIAL PAPER		$ 901,701

See accompanying notes

14

Schedule of Investments
Money Market Fund
October 31, 2011

Principal
CERTIFICATE OF DEPOSIT - 1.03%	Amount (000's)	Value (000's)

Banks - 1.03%
Bank of Nova Scotia/Houston
0.32%, 11/9/2012(a),(d)	$ 5,800	$ 5,800
Credit Suisse/New York NY
0.33%, 11/22/2011(a),(d)	8,000	8,000
$ 13,800
TOTAL CERTIFICATE OF DEPOSIT		$ 13,800
Total Investments		$ 1,343,501
Liabilities in Excess of Other Assets, Net - (0.36)%		$ (4,867)
TOTAL NET ASSETS - 100.00%		$ 1,338,634

(a)	Variable Rate. Rate shown is in effect at October 31, 2011.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $623,533 or 46.58% of net assets.
(c)	Security is Illiquid
(d)	Security issued by foreign bank and denominated in USD.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ —
Unrealized Depreciation	—
Net Unrealized Appreciation (Depreciation)	$ —
Cost for federal income tax purposes	$ 1,343,501

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Financial	67 .44%
Insured	6 .30%
Consumer, Non-cyclical	5 .62%
Utilities	4 .51%
Exchange Traded Funds	3 .97%
Asset Backed Securities	3 .40%
Government	2 .31%
Energy	2 .25%
Communications	2 .05%
Basic Materials	0 .90%
Technology	0 .60%
Industrial	0 .52%
Consumer, Cyclical	0 .49%
Liabilities in Excess of Other Assets, Net	(0 .36)%
TOTAL NET ASSETS	100.00%

See accompanying notes

15

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net		Dividends	Total
	Value,	Investment	Total From	from Net	Dividends	Net Asset		Net Assets, End of
	Beginning Income Investment Investment				and	Value End		Period (in
	of Period (Loss)(a) Operations			Income Distributions of Period			Total Return	thousands)
MONEY MARKET FUND
Class J shares
2011	$1 .00	$–	$–	$–	$–	$1 .00	0 .00%(c)	$316,914
2010	1.00	–	–	–	–	1 .00	0 .00 (c)	310,250
2009	1.00	–	–	–	–	1 .00	0 .33 (c)	346,703
2008	1 .00	0 .03	0 .03	(0 .03)	(0 .03)	1 .00	2 .67 (c)	355,746
2007	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	4 .46 (c)	186,246

See accompanying notes.

16

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

	Ratio of Gross	Ratio of Net
	Expenses to	Investment Income
Ratio of Expenses to	Average Net	to Average Net
Average Net Assets	Assets(b)	Assets

0.28%	0.76%	0.00%
0.35	0.85	0.00
0.69	0.92	0.32
0.87	–	2.51
0.98	–	4.37

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Principal Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Money Market Fund, (1 of the portfolios constituting Principal Funds, Inc., (the “Fund”)), as of October 31, 2011, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund of Principal Funds, Inc., at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois December 19, 2011

18

SHAREHOLDER EXPENSE EXAMPLE PRINCIPAL FUNDS,INC. October 31, 2011 (unaudited)

As a shareholder of the Money Market Fund of Principal Funds, Inc., you incur two types of costs: (1) transaction costs (for Class J shares only), including contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
			During Period	Beginning		During Period
	Beginning	Ending Account	May 1, 2011 to	Account	Ending Account	May 1, 2011 to
	Account Value	Value October	October 31,	Value May 1,	Value October	October 31,	Annualized
	May 1, 2011	31, 2011	2011 (a)	2011	31, 2011	2011(a)	Expense Ratio

Money Market Fund
Class J	$1,000.00	$1,000.00	$1.21	$1,000.00	$1,024.00	$1.22	0.24%

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

19

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund
		Complex	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine	Principal, EBA Associates	97	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake,	97	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	Consultant, C.P. Damos Consulting,	97	None
Director since 2008	LLC. Formerly, CEO, The Weitz
Member, Operations Committee	Company
1954

Richard W. Gilbert	President, Gilbert Communications,	97	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Nominating and Governance
Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	97	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Audit Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	97	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Audit Committee
1951

William C. Kimball	Partner, Kimball – Porter Investments	97	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican	97	None
Director since 1987	Enterprises, Inc.
Member, Nominating and Governance
Committee
1940

Daniel Pavelich	Retired.	97	Catalytic Inc.; Vaagen
Director since 2007			Bros. Lumber, Inc.
Member, Audit Committee
1944

20

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Director, Principal Management Corporation (the	97	None
Director, Chairman	“Manager”), Principal Shareholder Services (“PSS”) since
Member, Executive Committee	2007, Columbus Circle Investors, and Spectrum; Chairman,
1952	Principal Funds Distributor, Inc. (“PFD”) since 2007;
Acting Chairman, Princor since 2008; Senior Vice
President, Principal Life Insurance Company (“PLIC”);
Director, Currency Management Group, London affiliate
since 2008.

Nora M. Everett	President and Director, the Manager since 2008; Director,	97	None
Director, President and CEO	PFD since 2008, Princor since 2008, PSS since 2008, Edge
Member, Executive Committee	since 2008, and Principal International Holding Company,
1959	LLC since 2006; CEO, Princor since 2009; Senior Vice
President/Retirement & Investor Services, PLIC since
2008; Director, Principal Asset Management Co. (Asia)
Limited since 2008; Chairman, Principal Financial
Advisors, Inc. since 2010; Director, Principal International since 2006.

William G. Papesh	Retired December 2007. Prior thereto, President and CEO	97	None
Director	of WM Group of Funds; President and Director of Edge
Member, Operations Committee	Asset Management, Inc.
1943

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Michael J. Beer	Executive Vice President and Chief Operating Officer, the Manager; Executive
Executive Vice President	Vice President, PFD; President, Princor, PSS since 2007; Director, the Manager
711 High Street, Des Moines, IA 50392	since 2008, Princor, and PSS since 2007. Vice President – Mutual Funds and
1961	Broker Dealer, PLIC.

Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”) and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

David J. Brown	Senior Vice President, the Manager, PFD, Princor, and PSS since 2007; Vice
Chief Compliance Officer	President/Compliance, PLIC.
711 High Street, Des Moines, IA 50392
1960

21

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Jill R. Brown	President, PFD since 2010; Chief Financial Officer, PFD, 2010. Senior Vice
Senior Vice President	President and Chief Financial Officer, the Manager, Princor, and PSS since 2007;
1100 Investment Blvd, ste 200	Director, PFD since 2007.
El Dorado Hills, CA 95762
1967

Teresa M. Button	Treasurer, PMC, Princor, PSS, and Spectrum since 2011.
Treasurer	Vice President and Treasurer, PFD, PGI, Principal Real Estate Investors, LLC
711 High Street, Des Moines, IA 50392	and Edge since 2011. Vice President and Treasurer, PLIC.
1963

Cary Fuchs	Chief Operating Officer, PFD since 2010; President, PFD 2007-2010; Senior
Senior Vice President of Distribution	Vice President/Mutual Fund Operations, PSS since 2009; Vice President/Mutual
1100 Investment Blvd, ste 200	Fund Operations, PSS 2007-2009; Director – Transfer Agent & Administrative
El Dorado Hills, CA 95762	Services, PLIC. Prior thereto, FVO, WMSS.
1957

Steve Gallaher	Assistant General Counsel, PMC since 2007, PFD since 2007, Princor since
Assistant Counsel	2007, PSS since 2007, and PLIC; Prior thereto, Second Vice President and
711 High Street, Des Moines, IA 50392	Counsel.
1955

Ernie H. Gillum	Vice President and Chief Compliance Officer, the Manager; Vice President,
Vice President, Assistant Secretary	Princor, and PSS since 2007.
711 High Street, Des Moines, IA 50392
1955

Patrick A. Kirchner	Assistant General Counsel, the Manager since 2008; Princor since 2008, and PGI
Assistant Counsel	since 2008 and PLIC.
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, PGI and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, the Manager since 2009, PFD since 2009, Princor since 2009, PSS since
Assistant Counsel	2009, and PLIC. Prior thereto, Judicial Law Clerk, Iowa Supreme Court.
711 High Street, Des Moines, IA 50392
1973

Layne A. Rasmussen	Vice President and Controller – Principal Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Senior Vice President and Counsel, the Manager, Princor, PFD since 2007, and
Counsel	PSS since 2007; Vice President and Associate General Counsel, PLIC.
711 High Street, Des Moines, IA 50392
1951

Adam U. Shaikh	Counsel, the Manager since 2007, PFD, Princor since 2007, PSS since 2007, and
Assistant Counsel	PLIC; Prior thereto, practicing attorney.
711 High Street, Des Moines, IA 50392
1972

22

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Dan Westholm	Director – Treasury, the Manger, Princor 2008-2009, and PSS since 2007;
Assistant Treasurer	Director – Corporate Treasurer, PLIC.
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Vice President, the Manager since 2007 and Princor 2007-2009. Prior thereto,
Vice President and Secretary	Segment Business Manager, Pella Corporation.
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated March 1, 2011, and the Statement of Additional Information dated March 1, 2011. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, at the Principal Funds website at www.principal.com, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

23

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; (2) an amended and restated Subadvisory Agreement with Principal Global Investors, LLC (“PGI”) for the California Municipal Fund and the Tax-Exempt Bond Fund; (3) a Subadvisory Agreement with Herndon Capital Management, LLC (“Herndon”) for the LargeCap Value Fund I; (4) an amended and restated Sub-Advisory Agreement with Principal Real Estate Investors, LLC (“PRIN”) for the Global Diversified Income Fund; (5) a Subadvisory Agreement with Guggenheim Partners Asset Management, LLC (“Guggenheim”) for the Global Diversified Income Fund; (6) a Subadvisory Agreement with W.H. Reaves & Co. (“Reaves”), Inc. for the Global Diversified Income Fund; and (7) an amended and restated Management Agreement with Principal Management Corporation (the “Manager”) related to changes in the fee schedules of the Tax-Exempt Bond Fund, California Municipal Fund, LargeCap Growth Fund II, International Fund I, LargeCap Value Fund, MidCap Value Fund I, MidCap Blend Fund, International Emerging Markets Fund and Real Estate Securities Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements.

At its September 13, 2010 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between the Manager and PFI, on behalf of each of the sixty-four (64) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Investment Advisory Incorporated; Causeway Capital Management LLC.; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex Investment Management Company, LLC; Goldman Sachs Asset Management, L.P.; Guggenheim Investment Management, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Mellon Capital Management Corporation; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); Pyramis Global Advisors, LLC; Schroder Investment Management North America Inc. (“Schroder” and including the sub-subadvisory agreement among the Manager, Schroder and Schroder Investment Management North America Limited); Spectrum Asset Management, Inc. (“Spectrum”); Tortoise Capital Advisors, LLC; T. Rowe Price Associates, Inc.; Thompson Siegel & Walmsley, LLC; Turner Investment Partners, Inc.; Vaughan Nelson Investment Management, LP; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.” The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and, with the assistance of independent legal counsel, concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and they considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board also took note that the Manager applied the same due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and found no issues that needed to be considered in connection with the renewal of the Advisory Agreements.

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

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Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, as applicable. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met or exceeded acceptable levels of investment performance. There were some Funds, or certain Subadvisors for a multi-manager Fund, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered the longer-term performance of the Funds. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Fund, the Manager had advised the Board that the investment services delivered by each Subadvisor to the Fund were reasonable, the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring or sufficient remedial steps had been taken by the Subadvisor that it justified continuing the contract with more in-depth monitoring. The Board noted that with respect to certain PFI Funds, the longer-term underperformance was due to the performance of such Funds’ previous Subadvisors, that the Manager had recommended, and the Board had approved, replacing the previous Subadvisors and that performance has improved, or was expected to improve. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor either met or exceeded acceptable levels of investment performance; or (ii) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class A shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total Assets, the information provided was based upon Class I shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Funds, actual management fees and net expense ratios were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. The Board considered specific factors relevant to its review of certain Funds with both actual management fees and total net expenses higher than the third quartile as compared to their Expense Group. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds) compare favorably. The Board considered that some Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager contractually agreed to continue to reduce the management fees for thirteen Funds that have implemented the “Core Satellite” structure. The Board also took into consideration certain fee reductions.

With respect to the Board’s review of the expense caps in place with respect to certain Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such Funds for an additional year, to raise the expense cap levels for one Fund and to let expense caps for certain other Funds expire, based upon the individual circumstances of these Funds.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the Management Agreement, for the year ended December 31, 2010. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, Columbus Circle and Spectrum). The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

25

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board noted as a part of the contract review process, management offered additional breakpoints for five Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the LifeTime Funds series of PFI do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low basis point fee for all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Guggenheim, Reaves, PGI, and Herndon Subadvisory Agreements

At its June 14, 2011 meeting, the Board considered whether to approve a subadvisory agreement between the Manager and Herndon for the LargeCap Value Fund I and an amended sub-advisory agreement between the Manager and PGI for the California Municipal Fund and the Tax-Exempt Bond Fund. At its September 13, 2011 meeting, the Board considered whether to approve a subadvisory agreement between the Manager and Reaves for the Global Diversified Income Fund and a subadvisory agreement between the Manager and Guggenheim for the Global Diversified Income Fund. The LargeCap Value Fund I, California Municipal Fund, Tax-Exempt Bond Fund, and Global Diversified Income Fund are referred to as a “Fund” or together as the “Funds.”

The Board considered the nature, quality and extent of services expected to be provided under each subadvisory agreement. The Board considered the reputation, qualifications and background of each subadvisor, investment approach of each subadvisor, the experience and skills of each subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that PGI provides subadvisory services for other series of PFI and that an affiliate of Guggenheim currently provides subadvisory services for the high yield bond segment of the Global Diversified Income Fund. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors for the Funds and that the Manager recommended each subadvisor for the applicable Fund based upon that program.

26

With respect to PGI, the Board reviewed the historical performance of a fund with an investment strategy similar to the PFI Tax-Exempt Bond Fund that was previously managed by the lead portfolio manager of the proposed investment team of PGI, as compared to a Morningstar peer group and a relevant benchmark index. The Board also reviewed an analysis of such fund’s historical and projected risk/return profile and considered the investment philosophy of the PGI investment team. With respect to Herndon, the Board reviewed the historical performance of a portfolio with an investment strategy similar to that proposed for LargeCap Value I, as compared to a Morningstar peer group and a relevant benchmark index. The Board also reviewed an analysis of the impact Herndon’s performance would have had on LargeCap Value I’s risk-adjusted excess returns over the three- and five-year periods ended March 31, 2011. The Board reviewed the historical one-year, three-year, five-year and ten-year or since inception performance as of June 30, 2011 of Reaves and Guggenheim in a portfolio with an investment strategy similar to that proposed for the Global Diversified Income Fund, as compared to each strategy’s relevant benchmark index. The Board concluded, based on this information, that investment performance of each subadvisor was expected to be satisfactory.

The Board considered the subadvisory fees proposed to be paid to each subadvisor. The Board compared each proposed fee schedule to that of the existing subadvisors for each Fund. The Board also considered the fees charged by each subadvisor to its other subadvisory clients with the same investment mandate. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under each proposed subadvisory agreement. The Board noted that the Herndon, Guggenheim, and Reaves fee schedules each include breakpoints and concluded that each fee schedule reflects an appropriate recognition of economies of scale at the Fund’s current asset level. In evaluating the factor of profitability, the Board considered that the Manager will compensate each subadvisor from its own management fees and the Manager had negotiated the subadvisory agreement with Herndon, Guggenheim, and Reaves at arm’s-length. On the basis of the information provided, the Board concluded that the proposed subadvisory fees were reasonable.

The Board also considered the character and amount of other incidental benefits to be received by the subadvisors.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the subadvisory agreements were fair and reasonable and that approval of the sub-advisory agreements was in the best interests of the Funds.

PRIN Subadvisory Agreement

At its September 13, 2011 meeting, the Board considered whether to approve an amended subadvisory agreement between the Manager and PRIN related to a reduction in fees for the Global Diversified Income Fund.

The Board noted that at their August and earlier September meetings, in connection with annual contract renewal process, they had considered the nature, quality and extent of services provided by PRIN and had concluded, based on the information provided, that the terms of the subadvisory agreement with PRIN were reasonable and that approval of the subadvisory agreement with PRIN was in the best interests of the Fund. In connection with the proposal to reduce PRIN’s subadvisory fee as to the portion of the portfolio represented by commercial mortgage-backed securities, the Board considered PRIN’s representation that the fee reduction would not reduce the quality or quantity of the services provided by PRIN and that PRIN’s obligations under the Subadvisory Agreement would remain the same in all material respects.

Reduction in Management Fees

At its June 14, 2011, the Board considered whether to approve an amended and restated Management Agreement in connection with the proposal to reduce the management fee for the Tax-Exempt Bond Fund and the California Municipal Fund. At its September 13, 2011, the Board considered whether to approve an amended and restated Management Agreement in connection with the proposal to reduce the management fees for the LargeCap Growth Fund II, International Fund I, LargeCap Value Fund, MidCap Value Fund I, MidCap Blend Fund, International Emerging Markets Fund and Real Estate Securities Fund.

The Board considered the Manager’s representation that the reduction of the Fund’s management fee would not reduce the quality or quantity of the services provided by the Manager to each Fund and that the Manager’s obligations under the Management Agreement would remain the same in all material respects.

With regards to the reduction in fees for the Tax-Exempt Bond Fund and the California Municipal Fund, the Board considered that they last approved the Management Agreement for such Funds during the annual contract renewal process that concluded at the Board’s September 2010 meeting. With regards to the reduction in fees for the LargeCap Growth Fund II, International Fund I, LargeCap Value Fund, MidCap Value Fund I, MidCap Blend Fund, International Emerging Markets Fund and the Real Estate Securities Fund, the board noted that they approved the Management agreement with respect to such Funds at the September 2011meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of services provided by the Manager under the Management Agreement and had concluded, based on the information provided, that the terms of the Management Agreement were reasonable and that approval of the Management Agreement was in the best interests of each Fund.

27

WE’LL GIVE YOU AN EDGE® principalfunds.com

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

     Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

FV315-08 | 12/2011 | #t11102601r2 ©2011 Principal Financial Services, Inc.

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.
(c)	The Registrant amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto. The amendment was made to list the current Principal Executive Officer.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.
(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Daniel Pavelich, a member of the Registrant's Audit
Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.
October 31, 2010 - $673,176
October 31, 2011 - $635,216

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant that are not included in response to item 4(a). Those services related to the review of Form N-1A and Form N-14.
During the last two fiscal years, Ernst & Young has billed the following amounts for those services.
October 31, 2010 - $40,000
October 31, 2011 - $14,000

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also prepares and reviews
Canadian income tax returns. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.
October 31, 2010 - $296,650
October 31, 2011 - $221,378

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Board of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. (the "Funds") effective for all engagements of the primary independent auditor.

1. The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

  Services that are subject to audit procedure during a financial statement audit;
  Services where the auditor would act on behalf of management;
  Services where the auditor is an advocate to the client's position in an adversarial proceeding;
  Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
  Financial information systems design and implementation;
  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
  Actuarial services;
  Internal audit functions or human resources;
  Broker or dealer, investment advisor, or investment banking services;
  Legal services and expert services unrelated to the audit;
  Tax planning services related to listed, confidential and aggressive transactions;
  Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds including the immediate family members of such individuals;
  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

2. (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.	The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.
4.	Not less than annually, the primary independent auditor shall report to the Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.
5.	The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.
	6.	Neither the Funds or Principal Management Corporation may hire or promote any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or Principal Management Corporation proposes to hire or promote the Former Employee. Neither the Funds nor Principal Management Corporation shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or Principal Management Corporation during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or Principal Management Corporation shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.
	7.	For persons recently promoted or hired into a financial reporting oversight role, any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.
	8.	The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.
(Adopted	by the Audit Committee of the Board of Directors of the Principal Funds on March 8, 2011).

(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.
October 31, 2010 - $410,983
October 31, 2011 - $313,351

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-
adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment
Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Principal Funds, Inc.

By /s/ Nora M. Everett Nora M. Everett, President and CEO

Date 12/19/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nora M. Everett

Nora M. Everett, President and CEO

Date 12/19/2011

By /s/ Layne A. Rasmussen

Layne A. Rasmussen, Vice President, Controller and Chief Financial Officer

Date 12/19/2011